UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7704

Schwab Capital Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1: Report(s) to Shareholders.

Annual Report  |  October 31, 2016
Laudus MarketMasters Funds™

Laudus Small-Cap MarketMasters Fund™
Laudus International MarketMasters Fund™

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Two distinct Funds, each combining the expertise of leading investment managers with CSIM’s overall supervision.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S& P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.
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Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Return for the 12 Months Ended October 31, 2016
Laudus Small-Cap MarketMasters Fund
Investor Shares (Ticker Symbol: SWOSX)	-0.64%
Select Shares® (Ticker Symbol: SWMSX)	-0.50%
Russell 2000® Index	4.11%
Fund Category: Morningstar Small Growth	0.35%
Performance Details	pages 8-11

Laudus International MarketMasters Fund
Investor Shares[1] (Ticker Symbol: SWOIX)	-0.14%
Select Shares®[1] (Ticker Symbol: SWMIX)	0.00%
MSCI EAFE® Index (Net)[2]	-3.23%
Fund Category: Morningstar Foreign Large Growth	-1.81%
Performance Details	pages 12-15

Minimum Initial Investment[3]
Investor Shares	$ 100
Select Shares®	$ 50,000
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
Small-company stocks are subject to greater volatility than other asset categories.
Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.
[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	Please see the funds’ prospectus for further detail and eligibility requirements.
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Laudus MarketMasters Funds  |  Annual Report

Laudus MarketMasters Funds
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
As we approach the end of the year, I’d like to take this opportunity to thank you for the trust you have placed in us here at Charles Schwab Investment Management. The past year has brought several surprise twists to the financial markets, and we appreciate your continued confidence in our ability to help you achieve your long-term financial goals.
The 12-month period ended October 31, 2016, was marked by diverging paths for U.S. small-cap stocks and international stocks. Smaller, high-growth companies benefited from a combination of stronger U.S. economic data and continued low interest rates, while slowing growth in China and a surprise vote by United Kingdom citizens to leave the European Union (also known as Brexit) contributed to negative investor sentiment around companies in developed international markets. In this environment, both the Laudus MarketMasters Funds (the funds) reported modest declines for the reporting period.
At Charles Schwab Investment Management, we partner with third-party managers when we feel they complement our in-house capabilities and add value for our clients on a sustained basis. Through the Laudus Fund family, we give investors access to a mix of subadvisors to provide diversification across

Asset Class Performance Comparison % returns during the 12 months ended 10/31/2016

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
1 The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Laudus MarketMasters Funds
From the President (continued)

“ The 12-month period ended October 31, 2016, was marked by diverging paths for U.S. small-cap stocks and international stocks.”
asset classes and investment styles. At times, however, we recognize that we may need to make changes to enhance the funds’ return potential. Effective June 9, 2016, we terminated BMO Asset Management Corp., which employed a small-cap growth strategy, as a subadvisor to the Laudus Small-Cap MarketMasters Fund. At the same time, we added The Boston Company Asset Management LLC, which employs a small/mid-cap core strategy, as a new subadvisor to the fund.
We believe that when used as part of a diversified portfolio, actively managed funds can effectively complement low-cost index funds. Especially when conditions become challenging, as with international stocks of late, active fund managers may be able to utilize their expertise to help limit investors’ downside risk, potentially safeguarding some of an investor’s assets. We know that market shifts are inevitable, which is why we believe there may be a place for actively managed funds in an investor’s diversified portfolio.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Laudus MarketMasters Funds, please continue reading this report. In addition, you can find further details about the funds by visiting our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,

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Laudus MarketMasters Funds
The Investment Environment

Over the 12-month reporting period ended October 31, 2016, equity markets generated mixed returns, with U.S. stocks performing well and many international stocks in negative territory. The Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade in December 2015, but held them steady at each subsequent meeting during the reporting period. Concerns surrounding global growth and heightened market volatility weighed on stocks in the first part of the reporting period, especially after the United Kingdom’s unexpected decision in June to leave the European Union (also known as Brexit). As the reporting period continued, however, some signs of stability emerged, including improving economic data, and many equity markets rebounded. Toward the end of the reporting period, the U.S. presidential election fueled heightened market volatility and uncertainty. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 4.51%, while the Russell 2000® Index, a U.S. small-cap company performance measure, returned 4.11%. Internationally, the MSCI EAFE Index (Net), a broad measure of international developed equity performance, returned -3.23% for the 12-month reporting period.
U.S. economic data generally improved over the reporting period, despite several weak measurements during the 12 months. Corporate earnings were better-than-expected for the second quarter of 2016 but contracted in the third quarter, while U.S. nonfarm payrolls came in near expectations outside of a sharp drop in May. Consumer confidence measurements were generally below expectations for most of the reporting period, but rebounded in September to reach its highest level since the 2008 recession. However, consumer confidence fell slightly in October as increasing uncertainty surrounding the U.S. presidential election and the stability of the labor market resulted in more cautious consumers. In addition, U.S. economic growth trended upwards after dipping slightly in the first quarter of 2016, with the third quarter’s measurement coming in as the fastest growth rate recorded in two years.
Short-term interest rate policy in the U.S. remained a source of uncertainty and volatility during the reporting period. The Fed raised the federal funds rate in December 2015 to a target range of 0.25% to 0.50%, with the possibility of four additional increases in 2016. Inconsistent U.S. economic data, weak global growth, and persistently low inflation, however, caused the Fed to leave rates unchanged at each meeting during the reporting period. At its meeting in September, the Fed noted that although the case for a rate increase had strengthened, it had “…decided, for the time being, to wait for further evidence of continued progress toward its objectives.” As of the end of the reporting period, markets continued to expect one rate hike by the end of 2016.
Many central banks outside the U.S. increased accommodative policy measures over the reporting period to help combat stalling economic growth. Both the Bank of Japan and the European Central Bank increased bond purchases and introduced negative interest rates, while the People’s Bank of China (PBOC) expanded its lending facilities. Following the June Brexit vote, the Bank of England (BoE) announced its plan to take additional measures if necessary while markets adjusted. Less than two months later in early August, the BoE cut its benchmark rate and resumed quantitative easing, and also increased lending to consumers and companies. While some of these measures initially appeared to be less effective than the central banks had hoped, the positive performance of many international equities in the second half of the reporting period suggested that economic conditions outside the U.S. were beginning to improve.
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Laudus MarketMasters Funds
The Investment Environment (continued)

Concerns around unsteady global growth were present throughout the first part of the 12-month reporting period, and then lessened as the reporting period continued. In China, fears about the slowing economy declined as stimulative moves by the PBOC helped to reverse downward trends in several economic gauges. Meanwhile, the results of the June Brexit vote shook markets globally, sending the British pound downward and markedly increasing uncertainty and volatility. However, as Brexit was not driven by liquidity or changes in underlying fundamentals, most stock markets rebounded and stabilized in the days and weeks that followed.
In January 2016, the price of oil dropped significantly and remained volatile in the following months, weighing on many global stock markets. Oil prices stabilized at the end of the reporting period, however, and a relatively narrow trading range supported an overall rebound in the performance of many energy companies and oil-producing countries. A proposed agreement by the Organization of the Petroleum Exporting Countries to limit output also initially helped boost oil prices after the agreement was announced, though the longer-term effects of an agreement were uncertain and skepticism surrounding the deal tempered optimism among many investors and banks.
Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
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Laudus MarketMasters Funds
Fund Management

Omar Aguilar, Ph.D. Senior Vice President and Chief Investment Officer of Equities and Multi-Asset Strategies, has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2011, Mr. Aguilar was with Financial Engines, where he was responsible for managing assets from leading retirement plan sponsors in the defined contribution market. Prior to joining Financial Engines in 2009, Mr. Aguilar was the head of quantitative equity for ING Investment Management, where he was responsible for building and developing the firm’s quantitative equity group. He joined ING in 2004 from Lehman Brothers, where he served as the head of quantitative research for its alternative investment management business. Prior to that, he was a director of quantitative research and portfolio manager with Merrill Lynch Investment Management and Bankers Trust.
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Laudus Small-Cap MarketMasters Fund
Performance and Fund Facts as of 10/31/16

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM)—the funds’ investment adviser—selects investment sub-advisers with strong long-term track records to manage a portion of each fund’s assets. In addition to selecting investment sub-advisers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages its respective portfolio relative to a comparative index that reflects its individual process and philosophy. The sub-adviser indexes may differ from a fund’s comparative index.
Market Highlights. Both U.S. small-cap and U.S. large-cap stocks generated moderate returns over the 12-month reporting period, supported by continued low interest rates and generally improving economic data. The Federal Reserve raised short-term interest rates in December 2015 and then held steady for the remainder of the reporting period, while market volatility spiked in early 2016 around China’s decelerating economy and sharply fluctuation oil and commodity prices. The summer months proved to be relatively calm and uneventful, then volatility picked up in June after the United Kingdom’s unexpected decision to leave the European Union (also known as Brexit), and again toward the end of the reporting period due to the U.S. presidential election. From a sector perspective among U.S. small-cap stocks, the Materials and Utilities sectors were the top performers, while the Health Care and Energy sectors lagged behind.
Performance. For the 12-month reporting period ended October 31, 2016, Investor Shares of the Laudus Small-Cap MarketMasters Fund (the fund) returned -0.64%, underperforming its comparative index, the Russell 2000 Index (the index), returned 4.11%.
Positioning and Strategies. Over the 12-month reporting period, each of the fund’s underlying sub-advisers underperformed their comparative indexes.
Wellington Management Company, the fund’s value sub-adviser, detracted from the fund’s relative performance for the reporting period, as a result of Wellington underperforming its comparative index, the Russell 2000 Value Index. Wellington’s stock selection detracted across multiple sectors, most significantly within the Industrials, Consumer Discretionary, and Information Technology sectors. Its sector allocations also detracted from relative performance, most notably from its underweights of the Real Estate and Utilities sectors.
BMO Asset Management Corp., a growth-oriented manager that uses a bottom-up fundamental approach to identify stocks exhibiting strong and improving growth characteristics, posted a negative return for the reporting period, detracting from the fund’s relative performance. Please note that effective June 9, 2016, BMO Asset Management was terminated as a sub-adviser to the fund.
The Boston Company Asset Management LLC, which employs a small-mid-cap core strategy, was added as a sub-adviser to the fund in June of this year. From June 9, 2016, to the end of the reporting period, The Boston Company generated a negative return and underperformed its comparative index, detracting from the fund’s relative performance. This underperformance was primarily due to stock selection in the Industrials, Consumer Discretionary, and Health Care sectors. Its sector allocations positively contributed, most significantly from its overweight of the Information Technology sector and underweight of the Energy sector, although not enough to offset the drag due to stock selection.
Mellon Capital Management Corp. seeks to track the performance of the fund’s index, employing a strategic trading approach to minimize transaction costs and preserve value. For the 12-month reporting period, the fund’s allocation to Mellon performed in line with this objective, slightly underperforming its comparative index.
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Laudus Small-Cap MarketMasters Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	1,902
Weighted Average Market Cap (millions)	$2,323
Price/Earnings Ratio (P/E)	18.6
Price/Book Ratio (P/B)	1.7
Portfolio Turnover Rate	85%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	This list is not a recommendation of any security by the investment adviser.
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Laudus Small-Cap MarketMasters Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1

Performance of Hypothetical $50,000 Investment (October 31, 2006 – October 31, 2016)1

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
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Laudus Small-Cap MarketMasters Fund
Performance and Fund Facts as of 10/31/16 (continued)

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Investor Shares (9/16/97)	-0.64%	8.09%	4.18%
Select Shares® (6/9/04)	-0.50%	8.27%	4.34%
Russell 2000® Index	4.11%	11.51%	5.96%
Fund Category: Morningstar Small Growth	0.35%	10.24%	6.51%
Fund Expense Ratios[3]: Investor Shares: Net 1.35%; Gross 1.55% / Select Shares: Net 1.20%; Gross 1.51%

Investment Managers and Allocations4
Investment Managers	Investment Style	% of Net Assets
Wellington Management Company, LLP	Small-Cap Value	51.2%
Boston Company Asset Management, LLC	Small-/Mid-Cap Core	25.5%
Mellon Capital Management Corp.	Small-Cap Blend	21.3%
Cash & other assets		2.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[4]	For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.
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Laudus International MarketMasters Fund
Performance and Fund Facts as of 10/31/16

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM)—the funds’ investment adviser—selects investment sub-advisers with strong long-term track records to manage a portion of each fund’s assets. In addition to selecting investment sub-advisers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages its respective portfolio relative to a comparative index that reflects its individual process and philosophy. The sub-adviser indexes may differ from a fund’s comparative index.
Market Highlights. Developed international large-cap stocks generated negative returns over the 12-month reporting period, while emerging market stocks posted solid gains. Market volatility spiked in June after the United Kingdom’s vote to leave the European Union (also known as Brexit) as global stocks sold off and the British pound fell sharply. However, many markets calmed and even rebounded in the following months. Accommodative monetary policies in Europe and Japan contributed to signs of improvement in those regions, though uncertainty remained surrounding the stability of global economic growth and the lasting effects of Brexit.
Performance. For the 12-month period ended October 31, 2016, Investor Shares of the Laudus International MarketMasters Fund (the fund) returned -0.14%, outperforming its comparative index, the MSCI EAFE Index (Net) (the index), which returned -3.23%.
Positioning and Strategies.   Over the 12-month reporting period, the fund’s manager selection added value due to the strong performance of two of the fund’s four active sub-advisers.
Among the fund’s four active sub-advisers, Mondrian posted the strongest absolute return and outperformed its international small-cap value comparative index. Mondrian’s sector allocations contributed positively to its performance relative to its comparative index, primarily due to its significant underweight of the Financials sector and overweight to the Industrials sector. Mondrian’s stock selection detracted, however, particularly among the Materials and Consumer Staples sectors. From a country standpoint, Mondrian was strongest in China and Italy and weakest in France and Sweden.
Harris Associates L.P., which focuses on international large-cap value, also positively contributed to the fund’s relative performance, outperforming its international large-cap value comparative index. This outperformance was primarily due to stock selection within both market sectors and country segments, as well as from allocations across market sectors. Stock selection within the Materials and Information Technology sectors delivered the strongest contributions from a market sector standpoint, while geographically, stock selection within the United Kingdom and France also contributed meaningfully. Harris’s overweights of the Industrials and Materials sectors were also positive contributors, though the absence of holdings in the outperforming Energy sector detracted from relative performance.
The fund’s allocation to American Century Investment Management, Inc., with its international small-cap growth focus, positively contributed to total return but detracted from performance relative to the index. American Century underperformed its comparative index, largely due to allocation across sectors, most notably due to overweights to the Consumer Discretionary and Financials sectors, and an underweight to the Information Technology sector. Its stock selection, however, slightly enhanced performance, most significantly through stock selection within the Energy, Utilities, and Industrials sectors. From a country standpoint, American Century’s allocation to Brazil provided the strongest contribution, while allocation to Japan detracted the most.
The fund’s allocation to William Blair Investment Management, LLC, with its focus on international multi-cap growth, detracted from the fund’s overall relative performance. Stock selection across market sectors detracted, especially in the Consumer Discretionary and Energy sectors. From a sector allocation standpoint, William Blair’s overweight of the Financials sector and underweight of the Materials sector also detracted from relative performance. Overall stock selection within country segments contributed to relative performance, most notably in Switzerland and in France, although not enough to offset the drag due to allocation across sectors.
Mellon Capital Management seeks to track the performance of the fund’s Index by employing a strategic trading approach to minimize transaction costs and preserve value. Over the 12-month reporting period, the fund’s allocation to Mellon performed in line with this objective, outperforming its comparative index.
Over the 12-month reporting period, the fund made no active adjustments to its investment manager exposures.
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Laudus International MarketMasters Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	1,222
Weighted Average Market Cap (millions)	$22,619
Price/Earnings Ratio (P/E)	18.6
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	69%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1
Top Country Weightings % of Investments

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
[1]	This list is not a recommendation of any security by the investment adviser.
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Laudus International MarketMasters Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1

Performance of Hypothetical $50,000 Investment (October 31, 2006 – October 31, 2016)1

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
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Laudus International MarketMasters Fund
Performance and Fund Facts as of 10/31/16 (continued)

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Investor Shares (10/16/96)	-0.14%	6.65%	4.06%
Select Shares® (4/2/04)	0.00%	6.81%	4.21%
MSCI EAFE® Index (Net)[3]	-3.23%	4.99%	1.22%
MSCI EAFE® Index (Gross)	-2.74%	5.48%	1.70%
Fund Category: Morningstar Foreign Large Growth	-1.81%	5.63%	2.40%
Fund Expense Ratios[4]: Investor Shares: Net 1.40%; Gross 1.59% / Select Shares: Net 1.25%; Gross 1.50%

Investment Managers and Allocations5
Investment Managers	Investment Style	% of Net Assets
American Century Investment Management, Inc.	International Small-Cap Growth	24.0%
Harris Associates L.P.	International Large-Cap Value	24.2%
William Blair Investment Management, LLC	International Multi-Cap Growth	22.5%
Mondrian Investment Partners Limited	International Small-Cap Value	23.6%
Mellon Capital Management Corp.	International Blend	4.0%
Cash & other assets		1.7%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[5]	For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.
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Laudus MarketMasters Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2016 and held through October 31, 2016.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees, or any non-routine expenses, such as proxy fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or non-routine expenses were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/16	Ending Account Value (Net of Expenses) at 10/31/16	Expenses Paid During Period 5/1/16-10/31/16[2]
Laudus Small-Cap MarketMasters Fund
Investor Shares
Actual Return	1.35%	$1,000.00	$1,016.30	$6.84
Hypothetical 5% Return	1.35%	$1,000.00	$1,018.31	$6.85
Select Shares
Actual Return	1.20%	$1,000.00	$1,017.20	$6.08
Hypothetical 5% Return	1.20%	$1,000.00	$1,019.07	$6.09
Laudus International MarketMasters Fund
Investor Shares
Actual Return	1.40%	$1,000.00	$1,023.20	$7.12
Hypothetical 5% Return	1.40%	$1,000.00	$1,018.06	$7.10
Select Shares
Actual Return	1.25%	$1,000.00	$1,023.70	$6.36
Hypothetical 5% Return	1.25%	$1,000.00	$1,018.82	$6.34

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12- month period. This ratio does not include certain non-routine expenses, such as proxy expenses.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.
16
Laudus MarketMasters Funds  |  Annual Report

Laudus Small-Cap MarketMasters Fund
Financial Statements
Financial Highlights
Investor Shares	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$17.42	$18.02	$17.28	$13.14	$11.99
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.05)	(0.05)	(0.02)	(0.10)
Net realized and unrealized gains (losses)	(0.15)	(0.17) [2]	0.79	4.16	1.25
Total from investment operations	(0.14)	(0.22)	0.74	4.14	1.15
Less distributions:
Distributions from net investment income	—	(0.03)	—	—	—
Distributions from net realized gains	(1.06)	(0.35)	—	—	—
Total distributions	(1.06)	(0.38)	—	—	—
Net asset value at end of period	$16.22	$17.42	$18.02	$17.28	$13.14
Total return	(0.64%)	(1.18%)	4.28%	31.51%	9.59%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.35%	1.35%	1.35%	1.35%	1.42% [3]
Gross operating expenses	1.56%	1.55%	1.56%	1.59%	1.59%
Net investment income (loss)	0.04%	(0.26%)	(0.26%)	(0.16%)	(0.79%)
Portfolio turnover rate	85%	51%	79%	97%	144%
Net assets, end of period (x 1,000,000)	$55	$62	$70	$76	$65

Select Shares	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$17.73	$18.33	$17.56	$13.33	$12.14
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	(0.02)	(0.02)	(0.00) [4]	(0.08)
Net realized and unrealized gains (losses)	(0.15)	(0.17) [2]	0.79	4.23	1.27
Total from investment operations	(0.12)	(0.19)	0.77	4.23	1.19
Less distributions:
Distributions from net investment income	—	(0.06)	—	—	—
Distributions from net realized gains	(1.06)	(0.35)	—	—	—
Total distributions	(1.06)	(0.41)	—	—	—
Net asset value at end of period	$16.55	$17.73	$18.33	$17.56	$13.33
Total return	(0.50%)	(0.99%)	4.39%	31.73%	9.80%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.20%	1.20%	1.20%	1.20%	1.27% [3]
Gross operating expenses	1.52%	1.51%	1.51%	1.53%	1.51%
Net investment income (loss)	0.19%	(0.09%)	(0.13%)	(0.03%)	(0.60%)
Portfolio turnover rate	85%	51%	79%	97%	144%
Net assets, end of period (x 1,000,000)	$98	$107	$122	$113	$88
1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
3
Effective June 6, 2012, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/12 is a blended ratio.
4
Per-share amount was less than $0.005.
17
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/laudusfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
95.5%	Common Stock	140,358,608	146,042,105
4.6%	Other Investment Companies	7,066,675	7,032,993
0.0%	Rights	3,578	3,992
0.0%	Short-Term Investment	29,987	29,994
100.1%	Total Investments	147,458,848	153,109,084
(0.1%)	Other Assets and Liabilities, Net		(182,068)
100.0%	Net Assets		152,927,016

Security	Number of Shares	Value ($)
Common Stock 95.5% of net assets

Automobiles & Components 0.4%
American Axle & Manufacturing Holdings, Inc. *	1,481	26,540
Cooper Tire & Rubber Co.	1,296	47,628
Cooper-Standard Holding, Inc. *	397	36,234
Dana, Inc.	2,413	37,353
Dorman Products, Inc. *	319	20,493
Drew Industries, Inc.	403	36,089
Federal-Mogul Holdings Corp. *	125	1,158
Fox Factory Holding Corp. *	740	16,058
Gentherm, Inc. *	915	25,757
Horizon Global Corp. *	182	3,647
Metaldyne Performance Group, Inc.	77	1,190
Modine Manufacturing Co. *	314	3,438
Motorcar Parts of America, Inc. *	295	7,741
Spartan Motors, Inc.	955	8,165
Standard Motor Products, Inc.	198	9,682
Stoneridge, Inc. *	344	5,098
Strattec Security Corp.	22	781
Superior Industries International, Inc.	666	16,317
Tenneco, Inc. *	1,255	69,113
Tower International, Inc.	400	8,680
Unique Fabricating, Inc.	218	2,723
Visteon Corp.	2,876	203,074
Winnebago Industries, Inc.	286	8,079
		595,038

Banks 13.0%
1st Source Corp.	299	10,333
Access National Corp.	71	1,673
American National Bankshares, Inc.	73	1,975
Ameris Bancorp	499	18,114
Ames National Corp.	74	2,005
Arrow Financial Corp.	72	2,275
Astoria Financial Corp.	2,376	34,761
Atlantic Capital Bancshares, Inc. *	375	5,644
Banc of California, Inc.	1,326	17,636
BancFirst Corp.	49	3,513
Banco Latinoamericano de Comercio Exterior, S.A., Class E	884	23,841
BancorpSouth, Inc.	1,844	43,334
Bank Mutual Corp.	400	3,120
Security	Number of Shares	Value ($)
Bank of Marin Bancorp	329	16,697
Bank of the Ozarks, Inc.	1,997	73,809
BankFinancial Corp.	444	5,581
Bankwell Financial Group, Inc.	137	3,378
Banner Corp.	781	35,254
Bar Harbor Bankshares	42	1,527
Bear State Financial, Inc.	162	1,432
Beneficial Bancorp, Inc.	2,126	30,827
Berkshire Hills Bancorp, Inc.	294	8,688
Blue Hills Bancorp, Inc.	1,199	18,644
BNC Bancorp	1,135	28,261
BofI Holding, Inc. *	1,484	27,647
Boston Private Financial Holdings, Inc.	2,379	31,284
Bridge Bancorp, Inc.	186	5,124
Brookline Bancorp, Inc.	1,556	19,917
Bryn Mawr Bank Corp.	73	2,292
BSB Bancorp, Inc. *	66	1,617
Camden National Corp.	70	2,311
Capital Bank Financial Corp., Class A	319	10,447
Capital City Bank Group, Inc.	144	2,166
Capitol Federal Financial, Inc.	3,181	46,665
Cardinal Financial Corp.	138	3,627
Cascade Bancorp *	518	3,165
Cathay General Bancorp	1,806	54,090
CenterState Banks, Inc.	1,228	22,939
Central Pacific Financial Corp.	835	21,401
Central Valley Community Bancorp	232	3,322
Century Bancorp, Inc., Class A	48	2,177
Charter Financial Corp.	168	2,125
Chemical Financial Corp.	1,549	66,530
Citizens & Northern Corp.	530	11,088
City Holding Co.	182	9,513
Clifton Bancorp, Inc.	671	10,260
CNB Financial Corp.	233	4,555
CoBiz Financial, Inc.	304	3,867
Codorus Valley Bancorp, Inc.	153	3,204
Columbia Banking System, Inc.	1,289	42,563
Community Bank System, Inc.	579	27,277
Community Trust Bancorp, Inc.	185	6,762
CommunityOne Bancorp *(d)	133	1,873
ConnectOne Bancorp, Inc.	481	8,826
CU Bancorp *	137	3,219
Customers Bancorp, Inc. *	786	21,277
CVB Financial Corp.	2,536	42,554
Dime Community Bancshares, Inc.	807	13,073
Eagle Bancorp, Inc. *	351	17,252
Enterprise Bancorp, Inc.	104	2,714
Enterprise Financial Services Corp.	470	15,557
ESSA Bancorp, Inc.	773	10,420
Essent Group Ltd. *	1,482	39,184
EverBank Financial Corp.	1,977	38,176
F.N.B. Corp.	4,279	55,927
Farmers Capital Bank Corp.	54	1,696
Farmers National Banc Corp.	602	6,321
FCB Financial Holdings, Inc., Class A *	870	32,451
Federal Agricultural Mortgage Corp., Class C	87	3,552
Fidelity Southern Corp.	212	3,865
Financial Institutions, Inc.	161	4,323
First Bancorp (North Carolina)	305	6,030

18
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
First BanCorp (Puerto Rico) *	1,508	7,736
First Bancorp, Inc.	103	2,438
First Busey Corp.	39,862	921,211
First Business Financial Services, Inc.	124	2,337
First Citizens BancShares, Inc., Class A	105	30,555
First Commonwealth Financial Corp.	1,428	14,508
First Community Bancshares, Inc.	140	3,171
First Connecticut Bancorp, Inc.	350	6,212
First Defiance Financial Corp.	73	2,882
First Financial Bancorp	1,492	32,078
First Financial Bankshares, Inc.	1,261	45,648
First Financial Corp.	247	9,905
First Financial Northwest, Inc.	177	2,814
First Interstate BancSystem, Inc., Class A	157	5,008
First Merchants Corp.	463	13,033
First Midwest Bancorp, Inc.	91,929	1,775,149
First NBC Bank Holding Co. *	1,003	5,416
First Northwest Bancorp *	418	5,722
Flagstar Bancorp, Inc. *	809	22,191
Flushing Financial Corp.	43,577	933,419
Franklin Financial Network, Inc. *	95	3,097
Fulton Financial Corp.	4,004	59,660
German American Bancorp, Inc.	77	2,998
Glacier Bancorp, Inc.	1,830	51,716
Great Southern Bancorp, Inc.	188	7,774
Great Western Bancorp, Inc.	41,737	1,345,601
Green Bancorp, Inc. *	94	973
Guaranty Bancorp	155	2,945
Hancock Holding Co.	44,344	1,487,741
Hanmi Financial Corp.	502	12,550
HarborOne Bancorp, Inc. *	132	2,253
Heartland Financial USA, Inc.	200	7,490
Heritage Commerce Corp.	248	2,691
Heritage Financial Corp.	174	3,202
Heritage Oaks Bancorp	572	4,547
Hilltop Holdings, Inc. *	1,594	39,372
Hingham Institution for Savings	14	2,008
Home BancShares, Inc.	2,863	61,583
HomeStreet, Inc. *	781	21,517
HomeTrust Bancshares, Inc. *	40	744
Hope Bancorp, Inc.	3,209	51,793
Horizon Bancorp	84	2,436
IBERIABANK Corp.	901	59,151
Impac Mortgage Holdings, Inc. *	74	1,173
Independent Bank Corp., Massachusetts	280	15,442
Independent Bank Corp., Michigan	326	5,477
Independent Bank Group, Inc.	88	4,250
International Bancshares Corp.	64,441	1,988,005
Investors Bancorp, Inc.	6,492	79,592
Kearny Financial Corp.	2,547	35,531
KeyCorp	41,241	582,323
Lakeland Bancorp, Inc.	280	3,962
Lakeland Financial Corp.	237	8,731
LCNB Corp.	327	5,624
LegacyTexas Financial Group, Inc.	721	24,665
LendingTree, Inc. *	70	5,589
Live Oak Bancshares, Inc.	216	3,445
Macatawa Bank Corp.	454	3,691
MainSource Financial Group, Inc.	122	3,045
MB Financial, Inc.	41,351	1,504,763
MBT Financial Corp.	422	3,714
Mercantile Bank Corp.	158	4,348
Merchants Bancshares, Inc.	58	2,494
Meridian Bancorp, Inc.	764	12,186
Meta Financial Group, Inc.	84	6,153
MGIC Investment Corp. *	52,387	427,478
Middleburg Financial Corp.	116	3,517
Midland States Bancorp, Inc.	388	9,906
Security	Number of Shares	Value ($)
MidWestOne Financial Group, Inc.	70	2,036
National Bank Holdings Corp., Class A	944	22,977
National Bankshares, Inc.	94	3,266
National Commerce Corp. *	60	1,698
Nationstar Mortgage Holdings, Inc. *	1,436	21,698
NBT Bancorp, Inc.	614	20,698
Nicolet Bankshares, Inc. *	43	1,667
NMI Holdings, Inc., Class A *	1,525	11,666
Northfield Bancorp, Inc.	213	3,504
Northrim BanCorp, Inc.	118	2,897
Northwest Bancshares, Inc.	112,694	1,773,804
OceanFirst Financial Corp.	663	13,711
Ocwen Financial Corp. *	448	1,913
OFG Bancorp	1,417	15,091
Old National Bancorp	3,305	48,583
Old Second Bancorp, Inc.	224	1,736
Opus Bank	562	11,268
Oritani Financial Corp.	1,192	18,655
Pacific Continental Corp.	150	2,572
Pacific Mercantile Bancorp *	436	2,442
Pacific Premier Bancorp, Inc. *	251	6,488
Park National Corp.	130	12,601
Park Sterling Corp.	2,430	20,922
Peapack-Gladstone Financial Corp.	369	7,804
Penns Woods Bancorp, Inc.	41	1,743
PennyMac Financial Services, Inc., Class A *	229	3,916
People's Utah Bancorp	174	3,489
Peoples Bancorp, Inc.	259	6,415
Peoples Financial Services Corp.	59	2,351
PHH Corp. *	1,504	21,838
Pinnacle Financial Partners, Inc.	967	49,897
Preferred Bank	104	3,944
Premier Financial Bancorp, Inc.	186	3,129
PrivateBancorp, Inc.	1,778	80,437
Prosperity Bancshares, Inc.	1,174	65,122
Provident Financial Holdings, Inc.	167	3,186
Provident Financial Services, Inc.	1,688	38,301
QCR Holdings, Inc.	113	3,672
Radian Group, Inc.	4,637	63,017
Renasant Corp.	446	15,048
Republic Bancorp, Inc., Class A	75	2,373
Republic First Bancorp, Inc. *	745	2,943
S&T Bancorp, Inc.	247	7,753
Sandy Spring Bancorp, Inc.	230	7,291
Seacoast Banking Corp. of Florida *	997	17,358
ServisFirst Bancshares, Inc.	218	11,803
Shore Bancshares, Inc.	610	7,790
Sierra Bancorp	117	2,090
Simmons First National Corp., Class A	323	15,940
South State Corp.	286	20,978
Southern National Bancorp of Virginia, Inc.	246	3,228
Southside Bancshares, Inc.	522	17,028
Southwest Bancorp, Inc.	261	4,868
State Bank Financial Corp.	353	7,784
Sterling Bancorp	2,459	44,262
Stock Yards Bancorp, Inc.	102	3,478
Stonegate Bank	95	3,291
Suffolk Bancorp	99	3,564
Sun Bancorp, Inc.	108	2,484
SVB Financial Group *	7,958	973,025
Territorial Bancorp, Inc.	73	2,082
Texas Capital Bancshares, Inc. *	1,075	63,747
The First of Long Island Corp.	76	2,428
Tompkins Financial Corp.	117	9,276
Towne Bank	1,320	32,736
TriCo Bancshares	237	6,238
TriState Capital Holdings, Inc. *	128	2,259
Triumph Bancorp, Inc. *	111	2,065

19
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
TrustCo Bank Corp.	479	3,353
Trustmark Corp.	1,697	46,973
UMB Financial Corp.	671	41,636
Umpqua Holdings Corp.	4,767	72,840
Union Bankshares Corp.	1,223	34,158
United Bankshares, Inc.	1,558	58,737
United Community Banks, Inc.	1,874	40,422
United Community Financial Corp.	895	6,578
United Financial Bancorp, Inc.	505	7,429
Univest Corp. of Pennsylvania	842	19,997
Valley National Bancorp	3,461	34,125
Walker & Dunlop, Inc. *	809	19,473
Walter Investment Management Corp. *	288	1,440
Washington Federal, Inc.	1,585	43,191
Washington Trust Bancorp, Inc.	60	2,754
WashingtonFirst Bankshares, Inc.	153	3,741
Waterstone Financial, Inc.	209	3,543
Webster Financial Corp.	65,461	2,644,624
WesBanco, Inc.	788	25,933
West Bancorp, Inc.	141	2,721
Westamerica Bancorp	439	21,757
Western New England Bancorp, Inc.	401	3,168
Wintrust Financial Corp.	1,116	60,208
WSFS Financial Corp.	446	15,632
Xenith Bankshares, Inc. *	883	2,066
Yadkin Financial Corp.	1,226	34,009
		19,914,798

Capital Goods 13.1%
AAON, Inc.	599	17,940
AAR Corp.	707	22,744
Actuant Corp., Class A	1,533	34,186
Advanced Drainage Systems, Inc.	530	10,123
Aegion Corp. *	832	15,400
Aerojet Rocketdyne Holdings, Inc. *	932	16,403
Aerovironment, Inc. *	810	19,432
Aircastle Ltd.	1,281	26,325
Alamo Group, Inc.	138	8,959
Albany International Corp., Class A	51,303	2,090,597
Allied Motion Technologies, Inc.	63	1,246
Altra Industrial Motion Corp.	353	10,414
Ameresco, Inc., Class A *	500	2,400
American Railcar Industries, Inc.	205	7,540
American Superconductor Corp. *	356	2,282
American Woodmark Corp. *	213	15,911
Apogee Enterprises, Inc.	782	31,866
Applied Industrial Technologies, Inc.	845	42,926
Argan, Inc.	185	10,517
Armstrong Flooring, Inc. *	173	2,801
Astec Industries, Inc.	257	14,228
Astronics Corp. *	422	15,624
AZZ, Inc.	660	35,145
Babcock & Wilcox Enterprises, Inc. *	47,752	751,616
Barnes Group, Inc.	846	33,705
Beacon Roofing Supply, Inc. *	1,250	52,550
Blue Bird Corp. *	110	1,623
BMC Stock Holdings, Inc. *	427	7,067
Briggs & Stratton Corp.	970	18,061
Builders FirstSource, Inc. *	1,358	13,132
Caesarstone Ltd. *	144	5,090
CAI International, Inc. *	97	738
Chart Industries, Inc. *	965	26,769
CIRCOR International, Inc.	17,626	947,926
CLARCOR, Inc.	978	60,841
Columbus McKinnon Corp.	721	14,052
Comfort Systems USA, Inc.	1,030	29,715
Continental Building Products, Inc. *	471	9,632
Security	Number of Shares	Value ($)
Cubic Corp.	38,363	1,638,100
Curtiss-Wright Corp.	946	84,781
DigitalGlobe, Inc. *	1,557	39,081
Douglas Dynamics, Inc.	258	8,282
Ducommun, Inc. *	33	628
DXP Enterprises, Inc. *	509	11,091
Dycom Industries, Inc. *	469	36,080
Dynamic Materials Corp.	297	3,222
EMCOR Group, Inc.	1,355	81,923
Encore Wire Corp.	156	5,327
Energous Corp. *	275	3,748
Energy Recovery, Inc. *	616	7,521
EnerSys	815	53,081
Engility Holdings, Inc. *	377	10,831
EnPro Industries, Inc.	399	21,594
ESCO Technologies, Inc.	35,837	1,596,538
Esterline Technologies Corp. *	411	30,188
Federal Signal Corp.	1,300	15,964
Franklin Electric Co., Inc.	1,013	36,924
FreightCar America, Inc.	494	6,452
FuelCell Energy, Inc. *	1,022	3,424
GATX Corp.	32,331	1,415,128
Generac Holdings, Inc. *	1,522	57,973
General Cable Corp.	1,229	17,206
Gibraltar Industries, Inc. *	842	32,754
Global Brass & Copper Holdings, Inc.	218	6,257
GMS, Inc. *	138	2,868
Graham Corp.	164	2,927
Granite Construction, Inc.	582	28,611
Griffon Corp.	1,210	20,207
H&E Equipment Services, Inc.	560	7,812
Harsco Corp.	1,464	14,274
HC2 Holdings, Inc. *	148	589
HD Supply Holdings, Inc. *	26,963	889,779
Hillenbrand, Inc.	1,263	38,332
Hubbell, Inc.	6,543	683,874
Hurco Cos., Inc.	62	1,624
Hyster-Yale Materials Handling, Inc.	88	5,122
IES Holdings, Inc. *	242	3,618
Insteel Industries, Inc.	325	8,743
John Bean Technologies Corp.	716	57,173
Joy Global, Inc.	2,071	57,636
Kadant, Inc.	176	9,090
Kaman Corp.	755	32,963
Kennametal, Inc.	1,122	31,764
KLX, Inc. *	887	30,531
Kratos Defense & Security Solutions, Inc. *	1,409	7,919
Lawson Products, Inc. *	38	716
Layne Christensen Co. *	431	3,694
Lindsay Corp.	135	10,571
LSI Industries, Inc.	57	490
Luxfer Holdings plc ADR	62,581	587,636
Lydall, Inc. *	251	11,734
Masonite International Corp. *	712	40,513
MasTec, Inc. *	1,529	43,653
Mercury Systems, Inc. *	1,131	31,419
Meritor, Inc. *	1,762	18,113
Milacron Holdings Corp. *	188	2,737
Miller Industries, Inc.	382	8,385
Moog, Inc., Class A *	468	27,177
MRC Global, Inc. *	1,956	28,831
Mueller Industries, Inc.	75,810	2,296,285
Mueller Water Products, Inc., Class A	2,571	31,675
MYR Group, Inc. *	654	19,515
National Presto Industries, Inc.	23	2,007
Navistar International Corp. *	1,090	24,307
NCI Building Systems, Inc. *	1,179	16,978
Neff Corp., Class A *	312	2,824

20
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
NN, Inc.	262	4,624
NOW, Inc. *	1,524	32,857
NV5 Global, Inc. *	61	1,745
Omega Flex, Inc.	119	4,526
Orion Group Holdings, Inc. *	142	1,147
Patrick Industries, Inc. *	235	13,477
PGT, Inc. *	1,115	10,927
Plug Power, Inc. *	1,567	2,398
Ply Gem Holdings, Inc. *	964	13,207
Powell Industries, Inc.	43	1,522
Power Solutions International, Inc. *	26	248
Preformed Line Products Co.	25	1,076
Primoris Services Corp.	46,885	939,107
Proto Labs, Inc. *	5,657	252,868
Quanex Building Products Corp.	962	15,681
Raven Industries, Inc.	483	10,360
RBC Bearings, Inc. *	573	40,884
Rexnord Corp. *	1,886	37,513
Rush Enterprises, Inc., Class A *	275	7,219
Simpson Manufacturing Co., Inc.	1,052	45,026
SiteOne Landscape Supply, Inc. *	97	3,024
Snap-on, Inc.	4,761	733,670
Sparton Corp. *	216	5,169
SPX Corp. *	347	6,596
SPX FLOW, Inc. *	302	7,577
Standex International Corp.	125	9,550
Sun Hydraulics Corp.	156	4,591
Sunrun, Inc. *	518	2,699
Supreme Industries, Inc., Class A	570	6,948
TASER International, Inc. *	1,428	31,959
Teledyne Technologies, Inc. *	535	57,609
Tennant Co.	211	13,282
Textainer Group Holdings Ltd.	185	1,406
The ExOne Co. *	440	5,249
The Gorman-Rupp Co.	178	4,276
The Greenbrier Cos., Inc.	859	27,058
The KEYW Holding Corp. *	476	4,993
The Manitowoc Co., Inc.	534	2,157
Thermon Group Holdings, Inc. *	61,007	1,118,258
Titan International, Inc.	294	2,996
Titan Machinery, Inc. *	475	4,413
Trex Co., Inc. *	764	41,111
TriMas Corp. *	81,925	1,470,554
Triton International Ltd.	483	5,830
Triumph Group, Inc.	648	15,358
Tutor Perini Corp. *	1,155	22,003
Univar, Inc. *	874	19,446
Universal Forest Products, Inc.	261	22,443
Vectrus, Inc. *	352	5,903
Veritiv Corp. *	37	1,996
Vicor Corp. *	299	3,812
Wabash National Corp. *	1,877	21,116
Watts Water Technologies, Inc., Class A	701	42,060
Wesco Aircraft Holdings, Inc. *	1,210	15,549
Woodward, Inc.	1,174	69,243
		20,042,656

Commercial & Professional Supplies 9.2%
ABM Industries, Inc.	1,332	52,055
Acacia Research Corp.	674	3,943
ACCO Brands Corp. *	144,008	1,598,489
ARC Document Solutions, Inc. *	799	2,741
Barrett Business Services, Inc.	134	6,007
Brady Corp., Class A	896	29,658
Casella Waste Systems, Inc., Class A *	832	9,318
CBIZ, Inc. *	1,207	13,337
CEB, Inc.	443	21,552
Security	Number of Shares	Value ($)
CECO Environmental Corp.	326	3,227
CRA International, Inc. *	91	2,834
Deluxe Corp.	1,020	62,424
Ennis, Inc.	454	6,651
Essendant, Inc.	62,198	954,739
Exponent, Inc.	287	16,431
Franklin Covey Co. *	70	1,281
FTI Consulting, Inc. *	40,301	1,570,127
G&K Services, Inc., Class A	24,491	2,319,298
GP Strategies Corp. *	255	6,592
Healthcare Services Group, Inc.	1,414	52,276
Heidrick & Struggles International, Inc.	246	4,551
Heritage-Crystal Clean, Inc. *	114	1,493
Herman Miller, Inc.	1,391	38,670
HNI Corp.	1,022	41,555
Huron Consulting Group, Inc. *	14,056	787,839
ICF International, Inc. *	395	18,328
InnerWorkings, Inc. *	558	4,916
Insperity, Inc.	435	32,712
Interface, Inc.	1,696	26,882
Kelly Services, Inc., Class A	972	18,206
Kforce, Inc.	884	15,337
Kimball International, Inc., Class B	305	3,813
Knoll, Inc.	1,160	25,102
Korn/Ferry International	1,209	24,652
Matthews International Corp., Class A	23,587	1,412,861
McGrath RentCorp	291	8,759
Mistras Group, Inc. *	42,996	900,336
Mobile Mini, Inc.	612	15,514
MSA Safety, Inc.	455	26,526
Multi-Color Corp.	78	5,064
Navigant Consulting, Inc. *	1,097	25,670
NL Industries, Inc. *	152	486
On Assignment, Inc. *	1,120	38,539
Quad Graphics, Inc.	142	3,374
Resources Connection, Inc.	737	10,944
RPX Corp. *	1,450	14,152
SP Plus Corp. *	63,910	1,610,532
Steelcase, Inc., Class A	81,433	1,087,131
Team, Inc. *	428	13,161
Tetra Tech, Inc.	1,276	49,062
The Advisory Board Co. *	648	25,790
The Brink's Co.	1,104	43,663
TriNet Group, Inc. *	1,266	23,763
TrueBlue, Inc. *	46,132	807,310
UniFirst Corp.	370	45,325
US Ecology, Inc.	185	7,816
Viad Corp.	358	14,857
VSE Corp.	82	2,365
WageWorks, Inc. *	849	50,049
West Corp.	445	8,775
		14,028,860

Consumer Durables & Apparel 1.4%
Arctic Cat, Inc.	331	4,962
Bassett Furniture Industries, Inc.	51	1,170
Beazer Homes USA, Inc. *	1,640	16,777
Callaway Golf Co.	2,236	22,830
Cavco Industries, Inc. *	63	5,821
Century Communities, Inc. *	221	4,354
Columbia Sportswear Co.	688	38,968
Crocs, Inc. *	797	6,129
CSS Industries, Inc.	196	4,920
Culp, Inc.	107	2,996
Deckers Outdoor Corp. *	9,475	494,500
Escalade, Inc.	75	911
Ethan Allen Interiors, Inc.	459	14,091

21
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Flexsteel Industries, Inc.	70	2,933
Fossil Group, Inc. *	516	14,071
G-III Apparel Group Ltd. *	17,678	461,749
GoPro, Inc., Class A *	1,572	20,090
Green Brick Partners, Inc. *	135	1,033
Helen of Troy Ltd. *	6,579	536,188
Hooker Furniture Corp.	291	7,653
Hovnanian Enterprises, Inc., Class A *	257	401
Iconix Brand Group, Inc. *	1,471	11,591
Installed Building Products, Inc. *	251	8,296
iRobot Corp. *	766	38,836
JAKKS Pacific, Inc. *	888	5,950
Johnson Outdoors, Inc., Class A	37	1,331
KB Home	2,280	33,151
La-Z-Boy, Inc.	1,200	28,080
LGI Homes, Inc. *	228	6,785
Libbey, Inc.	233	3,730
Lifetime Brands, Inc.	127	1,797
M.D.C. Holdings, Inc.	1,150	27,266
M/I Homes, Inc. *	696	14,971
Malibu Boats, Inc., Class A *	403	5,912
Marine Products Corp.	229	2,141
MCBC Holdings, Inc.	274	3,052
Meritage Homes Corp. *	741	22,934
Movado Group, Inc.	449	9,900
NACCO Industries, Inc., Class A	44	3,219
Nautilus, Inc. *	855	15,048
Oxford Industries, Inc.	166	10,412
Performance Sports Group Ltd. *(d)	209	364
Perry Ellis International, Inc. *	300	5,577
Sequential Brands Group, Inc. *	439	3,161
Smith & Wesson Holding Corp. *	1,099	29,047
Steven Madden Ltd. *	1,209	40,381
Sturm, Ruger & Co., Inc.	290	17,835
Superior Uniform Group, Inc.	88	1,566
Taylor Morrison Home Corp., Class A *	1,201	20,489
The New Home Co., Inc. *	84	842
TopBuild Corp. *	437	13,167
TRI Pointe Group, Inc. *	2,542	27,530
UCP, Inc., Class A *	387	3,522
Unifi, Inc. *	65	1,869
Universal Electronics, Inc. *	128	8,979
Vera Bradley, Inc. *	783	10,469
Vince Holding Corp. *	350	1,908
WCI Communities, Inc. *	269	6,227
William Lyon Homes, Class A *	390	6,965
Wolverine World Wide, Inc.	1,916	40,907
ZAGG, Inc. *	1,145	7,442
		2,165,196

Consumer Services 1.2%
American Public Education, Inc. *	298	6,005
Apollo Education Group, Inc. *	1,618	14,222
Ascent Capital Group, Inc., Class A *	231	4,708
Belmond Ltd., Class A *	1,631	21,121
Biglari Holdings, Inc. *	15	6,573
BJ's Restaurants, Inc. *	630	22,743
Bloomin' Brands, Inc.	2,028	35,084
Bob Evans Farms, Inc.	611	25,185
Bojangles', Inc. *	62	918
Boyd Gaming Corp. *	1,750	31,255
Bridgepoint Education, Inc. *	135	913
Bright Horizons Family Solutions, Inc. *	812	54,331
Buffalo Wild Wings, Inc. *	384	55,930
Caesars Acquisition Co., Class A *	318	3,705
Caesars Entertainment Corp. *	755	5,360
Cambium Learning Group, Inc. *	344	1,782
Security	Number of Shares	Value ($)
Capella Education Co.	252	18,421
Career Education Corp. *	998	7,176
Carriage Services, Inc.	207	4,893
Carrols Restaurant Group, Inc. *	1,144	14,300
Century Casinos, Inc. *	526	3,335
Chegg, Inc. *	1,081	7,189
Churchill Downs, Inc.	185	25,160
Chuy's Holdings, Inc. *	382	10,849
ClubCorp Holdings, Inc.	1,227	14,172
Collectors Universe, Inc.	127	2,386
Cracker Barrel Old Country Store, Inc.	304	41,952
Dave & Buster's Entertainment, Inc. *	693	28,656
Del Frisco's Restaurant Group, Inc. *	313	4,476
Del Taco Restaurants, Inc. *	341	4,573
Denny's Corp. *	1,941	20,128
DeVry Education Group, Inc.	922	20,929
DineEquity, Inc.	446	35,279
El Pollo Loco Holdings, Inc. *	731	8,918
Eldorado Resorts, Inc. *	365	4,416
Empire Resorts, Inc. *	55	1,053
Fiesta Restaurant Group, Inc. *	800	21,120
Fogo De Chao, Inc. *	239	2,832
Golden Entertainment, Inc.	428	4,905
Grand Canyon Education, Inc. *	1,100	48,004
Houghton Mifflin Harcourt Co. *	47,947	606,530
ILG, Inc.	1,601	26,224
International Speedway Corp., Class A	581	19,115
Intrawest Resorts Holdings, Inc. *	279	4,578
Isle of Capri Casinos, Inc. *	352	7,392
J Alexander's Holdings, Inc. *	62	558
Jack in the Box, Inc.	498	46,678
Jamba, Inc. *	525	5,539
K12, Inc. *	482	5,225
Kona Grill, Inc. *	71	763
La Quinta Holdings, Inc. *	2,174	21,762
Liberty Tax, Inc.	105	1,244
LifeLock, Inc. *	2,010	32,361
Lindblad Expeditions Holdings, Inc. *	332	2,719
Luby's, Inc. *	612	2,564
Marriott Vacations Worldwide Corp.	372	23,652
Monarch Casino & Resort, Inc. *	67	1,585
Noodles & Co. *	96	451
Papa John's International, Inc.	451	34,028
Penn National Gaming, Inc. *	1,656	21,412
Pinnacle Entertainment, Inc. *	1,046	12,395
Planet Fitness, Inc., Class A *	181	3,837
Popeyes Louisiana Kitchen, Inc. *	361	19,270
Potbelly Corp. *	1,185	15,464
Red Robin Gourmet Burgers, Inc. *	166	7,636
Red Rock Resorts, Inc., Class A	206	4,511
Regis Corp. *	672	8,521
Ruby Tuesday, Inc. *	808	2,400
Ruth's Hospitality Group, Inc.	1,096	17,372
Scientific Games Corp., Class A *	1,236	15,326
SeaWorld Entertainment, Inc.	1,594	22,332
Shake Shack, Inc., Class A *	290	9,248
Sonic Corp.	1,219	27,927
Sotheby's	1,262	45,281
Speedway Motorsports, Inc.	96	1,806
Strayer Education, Inc. *	108	6,335
Texas Roadhouse, Inc.	1,305	52,879
The Cheesecake Factory, Inc.	973	51,754
The Habit Restaurants, Inc., Class A *	1,027	14,532
The Marcus Corp.	350	9,275
Weight Watchers International, Inc. *	435	4,472

22
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Wingstop, Inc.	112	2,997
Zoe's Kitchen, Inc. *	350	7,934
		1,872,841

Diversified Financials 4.3%
AG Mortgage Investment Trust, Inc.	385	5,979
Altisource Residential Corp.	1,180	11,883
Anworth Mortgage Asset Corp.	3,293	16,169
Apollo Commercial Real Estate Finance, Inc.	680	11,506
Ares Commercial Real Estate Corp.	550	7,216
Arlington Asset Investment Corp., Class A	1,251	17,864
ARMOUR Residential REIT, Inc.	1,068	24,212
Associated Capital Group, Inc., Class A	30	1,019
B. Riley Financial, Inc.	319	4,083
BBX Capital Corp., Class A *	88	1,792
BGC Partners, Inc., Class A	2,866	24,619
Calamos Asset Management, Inc., Class A	525	3,391
Capstead Mortgage Corp.	2,630	25,011
Cohen & Steers, Inc.	275	10,224
Colony Capital, Inc., Class A	2,208	41,974
Cowen Group, Inc., Class A *	1,033	3,357
CYS Investments, Inc.	3,041	26,213
Diamond Hill Investment Group, Inc.	21	3,822
Dynex Capital, Inc.	2,555	17,553
E*TRADE Financial Corp. *	21,831	614,761
Encore Capital Group, Inc. *	311	6,173
Enova International, Inc. *	779	7,323
Evercore Partners, Inc., Class A	904	48,590
EZCORP, Inc., Class A *	1,568	15,288
Fifth Street Asset Management, Inc.	40	208
Financial Engines, Inc.	1,188	32,848
FirstCash, Inc.	658	31,058
FNFV Group *	27,236	328,194
GAIN Capital Holdings, Inc.	821	3,777
GAMCO Investors, Inc., Class A	30	852
Great Ajax Corp.	1,067	14,789
Green Dot Corp., Class A *	1,147	25,463
Greenhill & Co., Inc.	1,037	24,318
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	404	9,235
Houlihan Lokey, Inc.	128	3,119
INTL. FCStone, Inc. *	26	933
Invesco Mortgage Capital, Inc.	2,583	38,564
Investment Technology Group, Inc.	1,260	19,291
Janus Capital Group, Inc.	2,619	33,576
KCG Holdings, Inc., Class A *	1,610	20,544
Ladder Capital Corp.	328	4,159
Ladenburg Thalmann Financial Services, Inc. *	1,958	3,994
LendingClub Corp. *	4,346	21,426
Leucadia National Corp.	67,318	1,256,827
Manning & Napier, Inc.	564	3,892
Marlin Business Services Corp.	80	1,400
Medley Management, Inc., Class A	121	1,071
Moelis & Co., Class A	209	5,309
MTGE Investment Corp.	829	14,134
Nelnet, Inc., Class A	215	8,424
New Residential Investment Corp.	3,839	53,592
New York Mortgage Trust, Inc.	1,086	6,418
NewStar Financial, Inc. *	255	2,481
Oaktree Capital Group LLC	19,456	809,370
OM Asset Management plc	932	13,113
On Deck Capital, Inc. *	655	3,203
Oppenheimer Holdings, Inc., Class A	71	994
Orchid Island Capital, Inc.	1,626	17,122
PennyMac Mortgage Investment Trust	949	14,444
PICO Holdings, Inc. *	328	3,969
Security	Number of Shares	Value ($)
Piper Jaffray Cos. *	490	27,709
PJT Partners, Inc., Class A	123	3,387
PRA Group, Inc. *	636	20,288
Pzena Investment Management, Inc., Class A	326	2,373
Raymond James Financial, Inc.	9,246	555,870
Redwood Trust, Inc.	2,025	28,471
Regional Management Corp. *	66	1,470
Resource Capital Corp.	1,357	16,813
Safeguard Scientifics, Inc. *	390	4,602
SLM Corp. *	175,899	1,240,088
Solar Capital Ltd.	35,480	713,858
Stifel Financial Corp. *	1,290	50,491
Tiptree Financial, Inc., Class A	206	1,195
Virtu Financial, Inc., Class A	1,045	13,376
Virtus Investment Partners, Inc.	184	19,743
Waddell & Reed Financial, Inc., Class A	901	14,164
Western Asset Mortgage Capital Corp.	1,819	18,426
Westwood Holdings Group, Inc.	44	2,268
WisdomTree Investments, Inc.	2,160	18,533
World Acceptance Corp. *	106	5,037
		6,540,295

Energy 3.3%
Abraxas Petroleum Corp. *	646	1,047
Adams Resources & Energy, Inc.	80	2,923
Alon USA Energy, Inc.	1,461	11,776
Arch Coal, Inc. *	6,789	498,177
Archrock, Inc.	1,024	11,878
Ardmore Shipping Corp.	2,246	13,139
Atwood Oceanics, Inc.	1,942	14,817
Bill Barrett Corp. *	1,733	8,994
Bristow Group, Inc.	613	6,136
California Resources Corp. *	685	7,028
Callon Petroleum Co. *	2,936	38,139
CARBO Ceramics, Inc. *	619	3,776
Carrizo Oil & Gas, Inc. *	1,304	44,114
Cheniere Energy Partners LP Holdings LLC	3,386	67,517
Clayton Williams Energy, Inc. *	50	4,365
Clean Energy Fuels Corp. *	844	3,469
Cobalt International Energy, Inc. *	1,979	1,868
Contango Oil & Gas Co. *	232	1,817
CVR Energy, Inc.	179	2,374
Dawson Geophysical Co. *	407	2,666
Delek US Holdings, Inc.	1,257	21,243
Denbury Resources, Inc. *	4,173	9,973
DHT Holdings, Inc.	2,637	10,733
Dorian LPG Ltd. *	56,105	315,871
Earthstone Energy, Inc. *	75	640
Eclipse Resources Corp. *	970	2,658
EP Energy Corp., Class A *	484	1,723
Era Group, Inc. *	36,829	278,059
Erin Energy Corp. *	327	703
Evolution Petroleum Corp.	368	2,834
EXCO Resources, Inc. *	1,244	1,344
Exterran Corp. *	484	7,652
Fairmount Santrol Holdings, Inc. *	784	6,735
Forum Energy Technologies, Inc. *	1,235	22,230
Frontline Ltd.	1,067	7,650
GasLog Ltd.	1,331	20,431
Gener8 Maritime, Inc. *	460	1,941
Geospace Technologies Corp. *	127	2,341
Golar LNG Ltd.	1,220	26,706
Green Plains, Inc.	657	17,082
Helix Energy Solutions Group, Inc. *	2,175	18,966
Hornbeck Offshore Services, Inc. *	1,335	5,300
Independence Contract Drilling, Inc. *	770	3,065
Isramco, Inc. *	35	3,360

23
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Jones Energy, Inc., Class A *	508	2,083
Matador Resources Co. *	1,743	38,015
Matrix Service Co. *	192	3,398
McDermott International, Inc. *	3,379	17,368
Natural Gas Services Group, Inc. *	230	4,991
Navios Maritime Acquisition Corp.	707	898
Newpark Resources, Inc. *	936	5,897
Nordic American Tankers Ltd.	1,929	15,760
Northern Oil & Gas, Inc. *	1,068	2,243
Oasis Petroleum, Inc. *	4,574	47,981
Oil States International, Inc. *	1,067	31,210
Overseas Shipholding Group, Inc., Class A	258	2,260
Pacific Ethanol, Inc. *	507	3,777
Panhandle Oil & Gas, Inc., Class A	112	2,016
Par Pacific Holdings, Inc. *	303	3,860
Parker Drilling Co. *	1,022	2,044
PDC Energy, Inc. *	1,050	64,396
PHI, Inc. - Non Voting Shares *	154	2,399
Pioneer Energy Services Corp. *	1,198	4,253
Renewable Energy Group, Inc. *	1,288	11,270
REX American Resources Corp. *	248	19,589
RigNet, Inc. *	206	3,090
Ring Energy, Inc. *	451	4,163
RSP Permian, Inc. *	27,200	981,920
Sanchez Energy Corp. *	1,463	9,319
Scorpio Tankers, Inc.	199,107	762,580
SEACOR Holdings, Inc. *	19,108	942,215
Seadrill Ltd. *	3,912	8,333
SemGroup Corp., Class A	886	28,573
Ship Finance International Ltd.	1,712	21,657
Synergy Resources Corp. *	4,971	34,002
Teekay Corp.	408	2,664
Teekay Tankers Ltd., Class A	1,757	3,742
Tesco Corp.	39,226	268,698
TETRA Technologies, Inc. *	1,489	8,115
Tidewater, Inc.	901	1,559
Unit Corp. *	697	11,940
US Silica Holdings, Inc.	1,472	67,992
W&T Offshore, Inc. *	247	358
Western Refining, Inc.	1,822	52,565
Westmoreland Coal Co. *	313	2,779
Willbros Group, Inc. *	1,083	1,646
		5,038,878

Food & Staples Retailing 0.6%
Ingles Markets, Inc., Class A	68	2,686
Natural Grocers by Vitamin Cottage, Inc. *	654	7,770
Performance Food Group Co. *	590	14,160
PriceSmart, Inc.	387	35,198
Smart & Final Stores, Inc. *	69,754	837,048
SpartanNash, Co.	559	15,652
SUPERVALU, Inc. *	3,066	13,153
The Andersons, Inc.	329	12,518
The Chefs' Warehouse, Inc. *	219	2,497
United Natural Foods, Inc. *	956	39,903
Village Super Market, Inc., Class A	150	4,485
Weis Markets, Inc.	99	5,507
		990,577

Food, Beverage & Tobacco 0.4%
Alico, Inc.	40	1,046
Amplify Snack Brands, Inc. *	214	3,101
B&G Foods, Inc.	1,337	56,689
Cal-Maine Foods, Inc.	677	26,166
Calavo Growers, Inc.	203	12,007
Coca-Cola Bottling Co. Consolidated	28	3,956
Security	Number of Shares	Value ($)
Craft Brew Alliance, Inc. *	354	5,682
Darling Ingredients, Inc. *	2,813	38,257
Dean Foods Co.	2,051	37,451
Farmer Brothers Co. *	120	3,924
Fresh Del Monte Produce, Inc.	799	48,220
Freshpet, Inc. *	547	4,649
Inventure Foods, Inc. *	1,007	8,519
J&J Snack Foods Corp.	185	22,598
John B. Sanfilippo & Son, Inc.	219	11,099
Lancaster Colony Corp.	296	38,672
Landec Corp. *	283	3,750
Lifeway Foods, Inc. *	98	1,752
Limoneira Co.	88	1,733
MGP Ingredients, Inc.	215	7,570
National Beverage Corp. *	184	8,692
Omega Protein Corp. *	610	13,603
Primo Water Corp. *	963	12,606
Sanderson Farms, Inc.	503	45,260
Seaboard Corp. *	2	6,770
Seneca Foods Corp., Class A *	55	1,617
Snyder's-Lance, Inc.	1,836	65,307
The Boston Beer Co., Inc., Class A *	215	33,379
Tootsie Roll Industries, Inc.	615	21,802
Universal Corp.	610	33,062
Vector Group Ltd.	2,095	43,869
		622,808

Health Care Equipment & Services 5.3%
AAC Holdings, Inc. *	167	2,737
Abaxis, Inc.	646	30,840
Accuray, Inc. *	1,662	8,144
Aceto Corp.	480	8,798
Adeptus Health, Inc., Class A *	21,427	645,381
Air Methods Corp. *	886	23,435
Allscripts Healthcare Solutions, Inc. *	107,795	1,294,618
Almost Family, Inc. *	209	8,203
Amedisys, Inc. *	449	19,424
American Renal Associates Holdings, Inc. *	116	2,049
AMN Healthcare Services, Inc. *	772	25,322
Amsurg Corp. *	14,070	840,682
Analogic Corp.	146	11,950
AngioDynamics, Inc. *	255	4,065
Anika Therapeutics, Inc. *	414	18,365
AtriCure, Inc. *	655	11,947
Atrion Corp.	18	7,905
Avinger, Inc. *	258	903
AxoGen, Inc. *	1,302	11,523
BioScrip, Inc. *	891	2,397
BioTelemetry, Inc. *	547	9,682
Brookdale Senior Living, Inc. *	42,717	616,406
Cantel Medical Corp.	518	36,897
Capital Senior Living Corp. *	1,332	21,272
Cardiovascular Systems, Inc. *	948	22,212
Castlight Health, Inc., Class B *	722	3,141
Cerus Corp. *	1,053	5,075
Chemed Corp.	228	32,244
Civitas Solutions, Inc. *	65	1,112
Community Health Systems, Inc. *	1,266	6,684
Computer Programs & Systems, Inc.	418	10,910
ConforMIS, Inc. *	778	5,936
CONMED Corp.	746	29,840
Corindus Vascular Robotics, Inc. *	337	260
CorVel Corp. *	18,324	633,094
Cotiviti Holdings, Inc. *	160	4,939
Cross Country Healthcare, Inc. *	513	5,730
CryoLife, Inc.	456	7,752
Cutera, Inc. *	46	603

24
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Cynosure, Inc., Class A *	255	10,876
Diplomat Pharmacy, Inc. *	543	12,581
Endologix, Inc. *	2,378	24,874
Entellus Medical, Inc. *	56	1,145
Evolent Health, Inc., Class A *	176	3,705
Exactech, Inc. *	178	4,299
Genesis Healthcare, Inc. *	239	626
GenMark Diagnostics, Inc. *	323	3,446
Glaukos Corp. *	142	4,743
Globus Medical, Inc., Class A *	1,747	38,661
Haemonetics Corp. *	41,744	1,394,667
Halyard Health, Inc. *	1,169	37,817
HealthEquity, Inc. *	754	25,055
HealthSouth Corp.	1,893	76,004
HealthStream, Inc. *	236	6,365
Healthways, Inc. *	1,091	27,057
HMS Holdings Corp. *	1,473	31,036
ICU Medical, Inc. *	5,910	823,263
Inogen, Inc. *	267	14,330
Insulet Corp. *	1,222	45,361
Integer Holdings Corp. *	346	7,629
Integra LifeSciences Holdings Corp. *	684	54,385
Invacare Corp.	1,510	13,817
InVivo Therapeutics Holdings Corp. *	314	1,366
iRadimed Corp. *	63	595
K2M Group Holdings, Inc. *	440	7,511
Kindred Healthcare, Inc.	1,773	17,464
Landauer, Inc.	74	3,219
LeMaitre Vascular, Inc.	295	6,177
LHC Group, Inc. *	530	18,163
Magellan Health, Inc. *	626	32,208
Masimo Corp. *	954	52,470
Medidata Solutions, Inc. *	974	46,742
Meridian Bioscience, Inc.	1,390	22,865
Merit Medical Systems, Inc. *	1,339	29,391
Molina Healthcare, Inc. *	1,019	55,444
National HealthCare Corp.	93	6,017
National Research Corp., Class A	104	1,596
Natus Medical, Inc. *	908	35,730
Neogen Corp. *	480	25,291
Nevro Corp. *	432	39,709
Nobilis Health Corp. *	215	720
Novocure Ltd. *	281	1,700
NuVasive, Inc. *	1,101	65,763
NxStage Medical, Inc. *	1,055	23,991
Omnicell, Inc. *	539	17,585
OraSure Technologies, Inc. *	659	4,949
Orthofix International N.V. *	569	20,854
Owens & Minor, Inc.	1,456	47,247
Oxford Immunotec Global plc *	100	1,286
Penumbra, Inc. *	333	21,961
PharMerica Corp. *	569	13,542
Quality Systems, Inc.	1,209	15,584
Quidel Corp. *	193	3,725
Quorum Health Corp. *	281	1,135
RadNet, Inc. *	580	4,031
Rockwell Medical, Inc. *	751	4,363
RTI Surgical, Inc. *	213	543
Second Sight Medical Products, Inc. *	195	509
Select Medical Holdings Corp. *	1,958	25,454
Senseonics Holdings, Inc. *	791	1,851
STAAR Surgical Co. *	395	3,338
Surgery Partners, Inc. *	195	3,140
Surgical Care Affiliates, Inc. *	274	11,724
Surmodics, Inc. *	218	5,428
Tandem Diabetes Care, Inc. *	1,007	6,092
Team Health Holdings, Inc. *	1,397	59,861
Teladoc, Inc. *	237	3,851
Security	Number of Shares	Value ($)
The Ensign Group, Inc.	999	18,452
The Providence Service Corp. *	187	7,567
The Spectranetics Corp. *	1,251	27,147
TransEnterix, Inc. *	623	935
Triple-S Management Corp., Class B *	185	3,826
U.S. Physical Therapy, Inc.	52	2,959
Universal American Corp. *	1,448	10,874
Utah Medical Products, Inc.	34	2,113
Vascular Solutions, Inc. *	373	17,009
Veracyte, Inc. *	126	915
Vocera Communications, Inc. *	732	13,469
Wright Medical Group N.V. *	2,199	48,180
Zeltiq Aesthetics, Inc. *	802	26,546
		8,046,396

Household & Personal Products 0.4%
Avon Products, Inc.	63,424	415,427
Central Garden & Pet Co. *	281	6,834
Central Garden & Pet Co., Class A *	1,087	25,371
HRG Group, Inc. *	1,852	27,854
Inter Parfums, Inc.	107	3,488
Medifast, Inc.	486	19,955
Natural Health Trends Corp.	118	2,753
Nature's Sunshine Products, Inc.	105	1,318
Nutraceutical International Corp. *	84	2,419
Oil-Dri Corp. of America	61	2,059
Orchids Paper Products Co.	200	5,132
Revlon, Inc., Class A *	69	2,346
Synutra International, Inc. *	329	1,283
USANA Health Sciences, Inc. *	63	8,096
WD-40 Co.	266	28,362
		552,697

Insurance 1.9%
Ambac Financial Group, Inc. *	1,101	20,313
American Equity Investment Life Holding Co.	1,741	31,216
AMERISAFE, Inc.	526	29,246
Argo Group International Holdings Ltd.	406	22,574
Assurant, Inc.	9,084	731,444
Atlas Financial Holdings, Inc. *	74	1,269
Baldwin & Lyons, Inc., Class B	70	1,722
Citizens, Inc. *	419	3,260
CNO Financial Group, Inc.	3,587	54,092
Crawford & Co., Class B	204	2,295
Donegal Group, Inc., Class A	315	4,741
eHealth, Inc. *	1,229	9,623
EMC Insurance Group, Inc.	96	2,338
Employers Holdings, Inc.	938	29,406
Enstar Group Ltd. *	144	24,278
FBL Financial Group, Inc., Class A	152	9,622
Federated National Holding Co.	333	5,964
Fidelity & Guaranty Life	491	10,851
FNF Group	2,600	93,366
Genworth Financial, Inc., Class A *	7,383	30,566
Global Indemnity plc *	72	2,163
Greenlight Capital Re Ltd., Class A *	325	6,467
Hallmark Financial Services, Inc. *	183	1,896
HCI Group, Inc.	515	13,962
Heritage Insurance Holdings, Inc.	887	10,458
Horace Mann Educators Corp.	1,085	39,006
Independence Holding Co.	146	2,562
Infinity Property & Casualty Corp.	74	6,064
James River Group Holdings Ltd.	58	2,183
Kemper Corp.	22,313	837,853
Maiden Holdings Ltd.	1,862	25,416
MBIA, Inc. *	1,586	12,212

25
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
National General Holdings Corp.	723	14,858
National Interstate Corp.	57	1,847
National Western Life Group, Inc., Class A	9	1,939
OneBeacon Insurance Group Ltd., Class A	228	3,133
Patriot National, Inc. *	307	1,946
Primerica, Inc.	7,798	426,550
RLI Corp.	604	33,667
Safety Insurance Group, Inc.	100	6,770
Selective Insurance Group, Inc.	1,327	49,033
State Auto Financial Corp.	93	2,130
State National Cos., Inc.	18,904	193,388
Stewart Information Services Corp.	329	14,788
The Navigators Group, Inc.	103	9,600
Third Point Reinsurance Ltd. *	2,184	25,662
Trupanion, Inc. *	171	2,768
United Fire Group, Inc.	216	8,536
United Insurance Holdings Corp.	492	7,134
Universal Insurance Holdings, Inc.	969	20,640
WMIH Corp. *	1,345	2,824
		2,905,641

Materials 5.8%
A. Schulman, Inc.	942	27,082
AEP Industries, Inc.	26	2,848
AgroFresh Solutions, Inc. *	1,023	4,808
AK Steel Holding Corp. *	4,259	22,147
Allegheny Technologies, Inc.	1,391	18,973
American Vanguard Corp.	624	9,485
Balchem Corp.	444	33,700
Boise Cascade Co. *	857	16,497
Calgon Carbon Corp.	1,414	22,341
Carpenter Technology Corp.	937	29,619
Century Aluminum Co. *	965	7,054
Chase Corp.	76	5,195
Chemtura Corp. *	1,508	49,462
Clearwater Paper Corp. *	361	19,169
Cliffs Natural Resources, Inc. *	2,635	14,545
Codexis, Inc. *	732	3,697
Coeur Mining, Inc. *	3,845	42,987
Commercial Metals Co.	2,753	43,250
Deltic Timber Corp.	19,939	1,120,173
Ferro Corp. *	2,027	26,270
Ferroglobe plc	1,153	10,665
Flotek Industries, Inc. *	1,684	19,838
FutureFuel Corp.	837	9,174
GCP Applied Technologies, Inc. *	922	23,834
Gold Resource Corp.	925	5,254
Greif, Inc., Class A	31,577	1,479,698
H.B. Fuller Co.	1,161	48,843
Handy & Harman Ltd. *	99	1,896
Hawkins, Inc.	42	1,695
Haynes International, Inc.	111	3,571
Headwaters, Inc. *	1,528	25,059
Hecla Mining Co.	5,189	31,082
Ingevity Corp. *	543	22,480
Innophos Holdings, Inc.	374	17,144
Innospec, Inc.	641	38,620
Kaiser Aluminum Corp.	343	24,864
KapStone Paper & Packaging Corp.	1,490	27,029
KMG Chemicals, Inc.	550	14,927
Koppers Holdings, Inc. *	394	12,903
Kraton Corp. *	682	17,480
Kronos Worldwide, Inc.	417	3,207
Louisiana-Pacific Corp. *	2,408	44,187
LSB Industries, Inc. *	974	5,152
Materion Corp.	279	8,454
Methanex Corp.	44,438	1,615,321
Security	Number of Shares	Value ($)
Minerals Technologies, Inc.	829	55,709
Multi Packaging Solutions International Ltd. *	33,607	454,031
Myers Industries, Inc.	212	2,555
Neenah Paper, Inc.	324	25,888
Olin Corp.	3,010	66,009
Olympic Steel, Inc.	504	11,637
OMNOVA Solutions, Inc. *	584	4,438
P.H. Glatfelter Co.	635	14,110
PolyOne Corp.	1,861	54,397
Quaker Chemical Corp.	131	14,082
Rayonier Advanced Materials, Inc.	1,158	14,973
Real Industry, Inc. *	698	3,734
Ryerson Holding Corp. *	520	5,330
Schnitzer Steel Industries, Inc., Class A	928	22,411
Schweitzer-Mauduit International, Inc.	469	17,311
Sensient Technologies Corp.	24,472	1,823,409
Stepan Co.	203	14,419
Stillwater Mining Co. *	1,767	23,536
Summit Materials, Inc., Class A *	1,277	23,931
SunCoke Energy, Inc.	1,064	10,863
TerraVia Holdings, Inc. *	781	1,835
The Chemours Co.	3,012	49,487
The Mosaic Co.	39,742	935,129
TimkenSteel Corp. *	1,268	12,997
Trecora Resources *	384	3,936
Tredegar Corp.	361	6,679
Trinseo S.A.	597	31,313
Tronox Ltd., Class A	1,836	14,872
United States Lime & Minerals, Inc.	34	2,237
US Concrete, Inc. *	252	12,575
Valhi, Inc.	221	433
Worthington Industries, Inc.	1,067	50,149
		8,816,094

Media 1.4%
AMC Entertainment Holdings, Inc., Class A	264	8,303
Carmike Cinemas, Inc. *	796	25,989
Central European Media Enterprises Ltd., Class A *	775	1,899
Daily Journal Corp. *	23	4,858
Entercom Communications Corp., Class A	610	8,052
Entravision Communications Corp., Class A	470	3,149
Eros International plc *	135	2,396
Gannett Co., Inc.	1,480	11,500
Global Eagle Entertainment, Inc. *	637	5,128
Gray Television, Inc. *	627	5,580
Hemisphere Media Group, Inc. *	122	1,427
IMAX Corp. *	1,458	44,104
Liberty Media Corp. - Liberty Braves, Class A *	862	14,611
Liberty Media Corp. - Liberty Braves, Class C *	357	5,951
Liberty Media Corp. - Liberty Media, Class A *	677	18,841
Liberty Media Corp. - Liberty Media, Class C *	412	11,293
Loral Space & Communications, Inc. *	92	3,570
MDC Partners, Inc., Class A	752	6,354
Media General, Inc. *	2,037	34,323
Meredith Corp.	893	40,498
MSG Networks, Inc., Class A *	545	10,409
National CineMedia, Inc.	1,361	18,877
New Media Investment Group, Inc.	1,033	14,875
Nexstar Broadcasting Group, Inc., Class A	17,731	865,273
Reading International, Inc., Class A *	278	3,667
Saga Communications, Inc., Class A	146	6,132
Scholastic Corp.	383	14,650
Sinclair Broadcast Group, Inc., Class A	37,234	934,573
The E.W. Scripps Co., Class A *	1,581	20,964

26
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
The New York Times Co., Class A	2,192	23,893
Time, Inc.	2,050	26,650
Townsquare Media, Inc., Class A *	107	897
tronc, Inc.	258	3,104
World Wrestling Entertainment, Inc., Class A	891	15,753
		2,217,543

Pharmaceuticals, Biotechnology & Life Sciences 4.1%
Accelerate Diagnostics, Inc. *	333	7,076
Acceleron Pharma, Inc. *	277	7,764
AcelRx Pharmaceuticals, Inc. *	1,123	3,144
Achillion Pharmaceuticals, Inc. *	2,334	14,658
Acorda Therapeutics, Inc. *	1,175	20,797
Adamas Pharmaceuticals, Inc. *	190	2,611
Aduro Biotech, Inc. *	311	3,343
Advaxis, Inc. *	1,620	13,106
Adverum Biotechnologies, Inc. *	284	838
Aerie Pharmaceuticals, Inc. *	490	16,292
Agenus, Inc. *	1,843	7,317
Agile Therapeutics, Inc. *	161	1,224
Aimmune Therapeutics, Inc. *	254	4,135
Akebia Therapeutics, Inc. *	1,263	9,498
Akorn, Inc. *	18,468	442,309
Albany Molecular Research, Inc. *	1,240	19,332
Alder Biopharmaceuticals, Inc. *	529	12,828
AMAG Pharmaceuticals, Inc. *	991	25,469
Amicus Therapeutics, Inc. *	2,318	15,994
Amphastar Pharmaceuticals, Inc. *	1,104	20,027
Ampio Pharmaceuticals, Inc. *	890	611
Anavex Life Sciences Corp. *	736	2,053
ANI Pharmaceuticals, Inc. *	59	3,522
Anthera Pharmaceuticals, Inc. *	1,008	2,218
Applied Genetic Technologies Corp. *	57	408
Aptevo Therapeutics, Inc. *	474	1,048
Aratana Therapeutics, Inc. *	918	7,436
Ardelyx, Inc. *	91	1,119
Arena Pharmaceuticals, Inc. *	2,410	3,567
ARIAD Pharmaceuticals, Inc. *	4,316	37,636
Array BioPharma, Inc. *	2,353	13,412
Arrowhead Pharmaceuticals, Inc. *	2,550	14,790
Asterias Biotherapeutics, Inc. *	325	1,073
Atara Biotherapeutics, Inc. *	293	3,750
Athersys, Inc. *	1,566	2,834
Axovant Sciences Ltd. *	269	3,311
Bellicum Pharmaceuticals, Inc. *	336	5,564
BioCryst Pharmaceuticals, Inc. *	1,465	5,933
BioSpecifics Technologies Corp. *	132	5,727
BioTime, Inc. *	1,272	4,096
Bluebird Bio, Inc. *	513	24,496
Blueprint Medicines Corp. *	52	1,559
Cambrex Corp. *	577	23,253
Cara Therapeutics, Inc. *	1,478	10,331
Catalent, Inc. *	1,831	41,765
Celldex Therapeutics, Inc. *	2,826	8,902
Cellular Biomedicine Group, Inc. *	40	482
Cempra, Inc. *	515	9,334
Cepheid *	1,608	85,063
Charles River Laboratories International, Inc. *	12,810	972,023
ChemoCentryx, Inc. *	323	1,932
Chimerix, Inc. *	2,343	9,489
Cidara Therapeutics, Inc. *	101	960
Clovis Oncology, Inc. *	973	28,295
Coherus Biosciences, Inc. *	361	9,873
Collegium Pharmaceutical, Inc. *	77	1,153
Concert Pharmaceuticals, Inc. *	89	687
Corcept Therapeutics, Inc. *	1,418	9,841
Security	Number of Shares	Value ($)
Curis, Inc. *	479	1,245
Cytokinetics, Inc. *	1,794	17,402
CytomX Therapeutics, Inc. *	321	3,618
CytRx Corp. *	1,143	528
Depomed, Inc. *	1,173	26,228
Dermira, Inc. *	711	22,290
Durect Corp. *	581	651
Dynavax Technologies Corp. *	1,390	12,857
Eagle Pharmaceuticals, Inc. *	17	950
Emergent BioSolutions, Inc. *	949	25,357
Enanta Pharmaceuticals, Inc. *	447	10,513
Endocyte, Inc. *	91	250
Enzo Biochem, Inc. *	1,564	9,540
Epizyme, Inc. *	452	4,091
Esperion Therapeutics, Inc. *	1,264	13,019
Exact Sciences Corp. *	2,471	38,498
Exelixis, Inc. *	4,922	52,124
FibroGen, Inc. *	421	6,968
Five Prime Therapeutics, Inc. *	282	13,685
Flex Pharma, Inc. *	73	355
Flexion Therapeutics, Inc. *	965	18,431
Fluidigm Corp. *	582	2,695
Foundation Medicine, Inc. *	105	2,384
Galena Biopharma, Inc. *	1,426	328
Genomic Health, Inc. *	439	13,087
Geron Corp. *	2,176	4,026
Global Blood Therapeutics, Inc. *	309	5,392
GW Pharmaceuticals PLC *	6,325	742,492
Halozyme Therapeutics, Inc. *	2,279	19,668
Heron Therapeutics, Inc. *	432	6,415
Heska Corp. *	49	2,421
Horizon Pharma plc *	3,613	60,409
Idera Pharmaceuticals, Inc. *	589	913
Ignyta, Inc. *	339	1,695
Immune Design, Corp. *	60	321
ImmunoGen, Inc. *	1,807	3,289
Immunomedics, Inc. *	1,236	2,843
Impax Laboratories, Inc. *	1,327	26,673
INC Research Holdings, Inc., Class A *	661	30,208
Infinity Pharmaceuticals, Inc. *	1,339	1,620
Innoviva, Inc. *	1,753	18,056
Inotek Pharmaceuticals Corp. *	780	5,460
Inovio Pharmaceuticals, Inc. *	2,131	13,788
Insmed, Inc. *	998	12,954
Insys Therapeutics, Inc. *	435	4,702
Intellia Therapeutics, Inc. *	115	1,585
Intersect ENT, Inc. *	512	7,475
Intra-Cellular Therapies, Inc. *	746	9,250
Invitae Corp. *	96	737
Ironwood Pharmaceuticals, Inc. *	2,397	30,610
Jazz Pharmaceuticals plc *	3,290	360,156
Karyopharm Therapeutics, Inc. *	282	2,042
Keryx Biopharmaceuticals, Inc. *	1,722	7,766
Kite Pharma, Inc. *	554	24,537
La Jolla Pharmaceutical Co. *	185	3,237
Lannett Co., Inc. *	515	11,278
Lexicon Pharmaceuticals, Inc. *	1,415	20,984
Ligand Pharmaceuticals, Inc. *	429	41,068
Lion Biotechnologies, Inc. *	806	5,037
Lipocine, Inc. *	408	1,310
Loxo Oncology, Inc. *	107	2,232
Luminex Corp. *	977	20,351
MacroGenics, Inc. *	300	7,107
MannKind Corp. *	2,185	912
Medgenics, Inc. *	226	1,089
MediciNova, Inc. *	443	3,008
Merrimack Pharmaceuticals, Inc. *	3,197	16,688
MiMedx Group, Inc. *	2,039	18,167

27
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Minerva Neurosciences, Inc. *	284	3,167
Mirati Therapeutics, Inc. *	251	1,268
Momenta Pharmaceuticals, Inc. *	1,389	15,487
Myriad Genetics, Inc. *	1,529	30,137
NanoString Technologies, Inc. *	277	5,388
NantKwest, Inc. *	492	2,947
Natera, Inc. *	446	3,782
Nektar Therapeutics *	2,406	29,834
NeoGenomics, Inc. *	1,470	11,848
NewLink Genetics Corp. *	879	10,680
Novavax, Inc. *	6,649	10,106
Ocular Therapeutix, Inc. *	299	1,692
Omeros Corp. *	700	5,740
OncoMed Pharmaceuticals, Inc. *	255	2,313
Ophthotech Corp. *	373	13,361
Organovo Holdings, Inc. *	547	1,362
Osiris Therapeutics, Inc. *	165	662
Otonomy, Inc. *	176	2,658
OvaScience, Inc. *	353	1,779
Pacific Biosciences of California, Inc. *	1,886	16,031
Pacira Pharmaceuticals, Inc. *	574	18,253
Paratek Pharmaceuticals, Inc. *	1,205	12,893
PAREXEL International Corp. *	1,220	71,077
PDL BioPharma, Inc.	437	1,407
Pfenex, Inc. *	76	609
PharmAthene, Inc. *	1,322	3,635
Phibro Animal Health Corp., Class A	24,640	639,408
Portola Pharmaceuticals, Inc. *	1,123	20,416
PRA Health Sciences, Inc. *	634	33,741
Prestige Brands Holdings, Inc. *	1,195	54,110
Progenics Pharmaceuticals Inc *	2,248	11,307
Prothena Corp. plc *	463	22,141
PTC Therapeutics, Inc. *	1,762	10,942
Puma Biotechnology, Inc. *	283	10,839
Radius Health, Inc. *	526	22,576
Regulus Therapeutics, Inc. *	1,008	2,772
Repligen Corp. *	789	22,542
Retrophin, Inc. *	818	15,419
Revance Therapeutics, Inc. *	384	5,126
Rigel Pharmaceuticals, Inc. *	997	2,592
Sage Therapeutics, Inc. *	666	28,998
Sangamo BioSciences, Inc. *	2,249	7,984
Sarepta Therapeutics, Inc. *	1,029	40,378
SciClone Pharmaceuticals, Inc. *	1,566	14,016
Seres Therapeutics, Inc. *	104	1,122
Sorrento Therapeutics, Inc. *	321	1,846
Spark Therapeutics, Inc. *	202	9,496
Spectrum Pharmaceuticals, Inc. *	1,813	6,418
Stemline Therapeutics, Inc. *	66	752
Sucampo Pharmaceuticals, Inc., Class A *	870	9,918
Supernus Pharmaceuticals, Inc. *	1,145	22,671
Synergy Pharmaceuticals, Inc. *	1,684	7,730
Synthetic Biologics, Inc. *	1,651	2,311
T2 Biosystems, Inc. *	746	4,715
Teligent, Inc. *	548	3,567
TESARO, Inc. *	484	58,506
Tetraphase Pharmaceuticals, Inc. *	771	2,699
TG Therapeutics, Inc. *	671	3,590
The Medicines Co. *	1,581	52,094
TherapeuticsMD, Inc. *	159,699	916,672
Theravance Biopharma, Inc. *	712	17,893
Titan Pharmaceuticals, Inc. *	531	2,416
Tobira Therapeutics, Inc. *	77	3,241
Tokai Pharmaceuticals, Inc. *	98	108
Trevena, Inc. *	1,753	8,555
Trovagene, Inc. *	585	2,018
Ultragenyx Pharmaceutical, Inc. *	527	31,088
Vanda Pharmaceuticals, Inc. *	1,465	21,755
Security	Number of Shares	Value ($)
Versartis, Inc. *	63	696
Vital Therapies, Inc. *	63	337
XBiotech, Inc. *	182	2,412
Xencor, Inc. *	281	5,982
Zafgen, Inc. *	1,049	3,157
ZIOPHARM Oncology, Inc. *	2,647	15,035
Zogenix, Inc. *	226	1,842
		6,328,438

Real Estate 4.1%
Acadia Realty Trust	1,686	56,801
Agree Realty Corp.	496	23,982
Alexander & Baldwin, Inc.	618	25,826
Alexander's, Inc.	13	4,995
Altisource Portfolio Solutions S.A. *	298	7,673
American Assets Trust, Inc.	547	21,721
Armada Hoffler Properties, Inc.	569	7,642
Ashford Hospitality Prime, Inc.	200	2,592
Ashford Hospitality Trust, Inc.	1,259	7,315
AV Homes, Inc. *	49	782
Bluerock Residential Growth REIT, Inc.	671	8,320
CareTrust REIT, Inc.	1,030	14,502
CatchMark Timber Trust, Inc., Class A	312	3,288
CBL & Associates Properties, Inc.	2,460	26,322
Cedar Realty Trust, Inc.	1,198	8,110
Chatham Lodging Trust	1,204	21,311
Chesapeake Lodging Trust	1,004	21,797
City Office REIT, Inc.	1,369	17,195
Colony Starwood Homes	1,675	48,592
Community Healthcare Trust, Inc.	799	17,882
Consolidated-Tomoka Land Co.	43	2,179
CorEnergy Infrastructure Trust, Inc.	109	2,952
CoreSite Realty Corp.	629	46,382
Corporate Office Properties Trust	29,717	793,147
Cousins Properties, Inc.	6,721	52,222
DiamondRock Hospitality Co.	74,493	681,611
DuPont Fabros Technology, Inc.	1,626	66,357
Easterly Government Properties, Inc.	728	13,810
EastGroup Properties, Inc.	748	50,797
Education Realty Trust, Inc.	26,467	1,127,230
Farmland Partners, Inc.	273	2,905
FelCor Lodging Trust, Inc.	2,547	16,275
First Industrial Realty Trust, Inc.	2,519	66,527
First Potomac Realty Trust	1,169	10,427
Forestar Group, Inc. *	994	10,934
Four Corners Property Trust, Inc.	988	19,839
Franklin Street Properties Corp.	1,386	16,036
FRP Holdings, Inc. *	34	1,081
Getty Realty Corp.	157	3,569
Gladstone Commercial Corp.	506	9,032
Global Net Lease, Inc.	1,869	13,849
Government Properties Income Trust	1,793	34,318
Gramercy Property Trust	6,963	64,199
Healthcare Realty Trust, Inc.	2,072	66,076
Hersha Hospitality Trust	1,491	26,570
HFF, Inc., Class A	390	10,386
Hudson Pacific Properties, Inc.	2,132	71,678
Independence Realty Trust, Inc.	1,238	10,313
InfraREIT, Inc.	1,365	22,686
Investors Real Estate Trust	836	5,074
iStar, Inc. *	2,198	24,464
Kennedy-Wilson Holdings, Inc.	1,970	40,582
Kite Realty Group Trust	2,020	50,359
LaSalle Hotel Properties	2,550	60,562
Lexington Realty Trust	3,215	32,600
LTC Properties, Inc.	969	48,557
Mack-Cali Realty Corp.	1,952	50,127

28
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Marcus & Millichap, Inc. *	31	726
Medical Properties Trust, Inc.	4,732	65,964
Monmouth Real Estate Investment Corp.	1,202	16,431
Monogram Residential Trust, Inc.	2,441	25,728
National Health Investors, Inc.	847	64,169
National Storage Affiliates Trust	840	16,447
New Senior Investment Group, Inc.	1,554	16,193
New York REIT, Inc.	2,193	20,658
NexPoint Residential Trust, Inc.	809	15,080
NorthStar Realty Europe Corp.	533	5,271
One Liberty Properties, Inc.	123	2,898
Parkway, Inc. *	840	15,137
Pebblebrook Hotel Trust	1,317	31,977
Pennsylvania Real Estate Investment Trust	1,837	35,840
Physicians Realty Trust	2,228	44,048
Potlatch Corp.	641	24,614
Preferred Apartment Communities, Inc., Class A	701	9,127
PS Business Parks, Inc.	265	29,094
QTS Realty Trust, Inc., Class A	681	31,299
RAIT Financial Trust	1,290	3,934
Ramco-Gershenson Properties Trust	19,196	332,859
RE/MAX Holdings, Inc., Class A	77	3,346
Retail Opportunity Investments Corp.	2,522	50,717
Rexford Industrial Realty, Inc.	1,736	36,560
RLJ Lodging Trust	2,314	45,632
Ryman Hospitality Properties, Inc.	675	34,033
Sabra Health Care REIT, Inc.	1,251	29,148
Saul Centers, Inc.	143	8,649
Select Income REIT	1,613	39,906
Seritage Growth Properties, Class A	258	11,752
Silver Bay Realty Trust Corp.	1,269	21,256
STAG Industrial, Inc.	1,752	40,419
Summit Hotel Properties, Inc.	70,071	910,222
Sunstone Hotel Investors, Inc.	3,563	44,751
Tejon Ranch Co. *	287	6,412
Terreno Realty Corp.	1,228	32,051
The GEO Group, Inc.	1,493	35,772
The RMR Group, Inc., Class A	13	447
The St. Joe Co. *	1,441	25,506
Tier REIT, Inc.	353	5,207
UMH Properties, Inc.	545	6,605
Universal Health Realty Income Trust	106	6,222
Urban Edge Properties	2,077	53,607
Urstadt Biddle Properties, Inc., Class A	224	4,816
Washington Prime Group, Inc.	2,873	30,138
Washington Real Estate Investment Trust	1,526	44,895
Whitestone REIT	425	5,652
Xenia Hotels & Resorts, Inc.	1,696	26,475
		6,340,050

Retailing 4.5%
1-800-Flowers.com, Inc., Class A *	889	8,490
Aaron's, Inc.	744	18,384
Abercrombie & Fitch Co., Class A	1,715	25,056
America's Car-Mart, Inc. *	38	1,552
American Eagle Outfitters, Inc.	2,879	49,058
Asbury Automotive Group, Inc. *	390	19,870
Ascena Retail Group, Inc. *	38,307	187,321
Barnes & Noble Education, Inc. *	1,034	9,627
Barnes & Noble, Inc.	1,293	13,318
Big 5 Sporting Goods Corp.	100	1,550
Big Lots, Inc.	668	28,991
Blue Nile, Inc.	115	4,017
Boot Barn Holdings, Inc. *	501	6,413
Build-A-Bear Workshop, Inc. *	513	6,926
Caleres, Inc.	394	9,854
Security	Number of Shares	Value ($)
Chico's FAS, Inc.	2,335	27,249
Citi Trends, Inc.	205	4,071
Conn's, Inc. *	772	7,334
Core-Mark Holding Co., Inc.	702	24,816
Destination XL Group, Inc. *	286	1,158
DSW, Inc., Class A	29,985	622,788
Duluth Holdings, Inc., Class B *	125	3,394
Etsy, Inc. *	1,615	20,963
Express, Inc. *	1,709	20,542
Five Below, Inc. *	1,238	46,524
Francesca's Holdings Corp. *	938	15,074
Fred's, Inc., Class A	87,906	802,582
FTD Cos., Inc. *	208	4,185
Genesco, Inc. *	375	20,175
GNC Holdings, Inc., Class A	863	11,590
Group 1 Automotive, Inc.	582	35,077
Guess?, Inc.	877	11,840
Haverty Furniture Cos., Inc.	81	1,438
Hibbett Sports, Inc. *	740	28,749
HSN, Inc.	802	30,235
Kirkland's, Inc. *	457	5,580
Lands' End, Inc. *	259	4,040
Liberty TripAdvisor Holdings, Inc., Class A *	1,416	31,435
Lithia Motors, Inc., Class A	12,480	1,070,534
LKQ Corp. *	6,106	197,102
Lumber Liquidators Holdings, Inc. *	663	10,283
MarineMax, Inc. *	369	7,362
Monro Muffler Brake, Inc.	511	28,105
Nutrisystem, Inc.	911	28,879
Office Depot, Inc.	232,710	733,036
Ollie's Bargain Outlet Holdings, Inc. *	145	3,966
Overstock.com, Inc. *	183	2,681
Party City Holdco, Inc. *	586	9,523
PetMed Express, Inc.	256	5,087
Pier 1 Imports, Inc.	1,275	5,495
Rent-A-Center, Inc.	1,391	14,035
Restoration Hardware Holdings, Inc. *	1,094	31,693
Sears Holdings Corp. *	223	2,478
Sears Hometown & Outlet Stores, Inc. *	518	2,512
Select Comfort Corp. *	1,354	25,983
Shoe Carnival, Inc.	176	4,465
Shutterfly, Inc. *	876	42,924
Sonic Automotive, Inc., Class A	1,120	20,048
Sportsman's Warehouse Holdings, Inc. *	618	5,686
Stage Stores, Inc.	61,858	314,857
Staples, Inc.	84,619	626,181
Stein Mart, Inc.	705	4,244
Tailored Brands, Inc.	1,391	21,978
The Buckle, Inc.	894	18,640
The Cato Corp., Class A	33,661	998,722
The Children's Place, Inc.	492	37,367
The Container Store Group, Inc. *	388	1,893
The Finish Line, Inc., Class A	1,266	24,928
Tile Shop Holdings, Inc. *	893	15,136
Tilly's, Inc., Class A *	39	362
Tuesday Morning Corp. *	1,276	6,316
Vitamin Shoppe, Inc. *	792	19,840
Wayfair, Inc., Class A *	351	11,699
West Marine, Inc. *	151	1,208
Weyco Group, Inc.	68	1,721
Williams-Sonoma, Inc.	6,956	321,506
Winmark Corp.	26	2,781
Zumiez, Inc. *	880	19,580
		6,872,102

29
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Semiconductors & Semiconductor Equipment 3.3%
Advanced Energy Industries, Inc. *	1,017	48,511
Advanced Micro Devices, Inc. *	12,613	91,192
Alpha & Omega Semiconductor Ltd. *	396	8,367
Ambarella, Inc. *	599	36,761
Amkor Technology, Inc. *	1,266	11,736
Applied Micro Circuits Corp. *	1,646	12,180
Axcelis Technologies, Inc. *	377	5,146
Brooks Automation, Inc.	830	10,815
Cabot Microelectronics Corp.	357	19,728
Cavium, Inc. *	20,330	1,147,628
CEVA, Inc. *	455	13,673
Cirrus Logic, Inc. *	1,355	73,143
Diodes, Inc. *	481	9,962
DSP Group, Inc. *	82	894
Entegris, Inc. *	2,046	32,531
Exar Corp. *	1,238	11,167
FormFactor, Inc. *	1,807	16,218
Inphi Corp. *	653	24,226
Integrated Device Technology, Inc. *	2,291	47,447
Intersil Corp., Class A	2,134	47,119
IXYS Corp.	288	3,053
Kopin Corp. *	1,298	2,713
Lattice Semiconductor Corp. *	1,307	7,933
MACOM Technology Solutions Holdings, Inc. *	727	26,725
Marvell Technology Group Ltd.	15,988	208,324
Maxim Integrated Products, Inc.	8,409	333,249
MaxLinear, Inc., Class A *	1,293	24,192
Microsemi Corp. *	10,405	438,363
MKS Instruments, Inc.	1,061	53,527
Monolithic Power Systems, Inc.	640	50,438
Nanometrics, Inc. *	675	14,101
NeoPhotonics Corp. *	716	10,024
NVE Corp.	36	2,026
PDF Solutions, Inc. *	442	8,729
Photronics, Inc. *	1,161	11,262
Power Integrations, Inc.	346	22,300
Rambus, Inc. *	1,813	22,100
Rudolph Technologies, Inc. *	1,255	22,715
Semtech Corp. *	1,472	35,622
Sigma Designs, Inc. *	951	6,942
Silicon Laboratories, Inc. *	914	54,794
Synaptics, Inc. *	851	44,354
Teradyne, Inc.	49,899	1,162,148
Tessera Technologies, Inc.	1,197	44,409
Ultra Clean Holdings, Inc. *	244	2,074
Ultratech, Inc. *	499	10,624
United Microelectronics Corp.	348,711	662,551
Veeco Instruments, Inc. *	1,312	28,470
Xcerra Corp. *	765	4,215
		4,986,421

Software & Services 4.7%
2U, Inc. *	696	24,263
8x8, Inc. *	1,802	25,678
A10 Networks, Inc. *	1,915	14,669
ACI Worldwide, Inc. *	1,645	29,807
Actua Corp. *	338	3,938
Acxiom Corp. *	1,015	23,913
Alarm.com Holdings, Inc. *	136	3,968
Amber Road, Inc. *	651	6,204
American Software, Inc., Class A	406	4,235
Angie's List, Inc. *	577	4,443
Apigee Corp. *	374	6,489
Aspen Technology, Inc. *	1,690	83,216
Autobytel, Inc. *	219	3,581
Security	Number of Shares	Value ($)
Bankrate, Inc. *	1,367	10,663
Barracuda Networks, Inc. *	364	8,488
Bazaarvoice, Inc. *	1,866	9,143
Benefitfocus, Inc. *	80	2,600
Blackbaud, Inc.	723	44,392
Blackhawk Network Holdings, Inc. *	918	31,625
Blucora, Inc. *	1,739	23,129
Bottomline Technologies de, Inc. *	1,170	26,547
Box, Inc., Class A *	953	13,742
Brightcove, Inc. *	1,355	15,108
Broadridge Financial Solutions, Inc.	5,990	387,313
BroadSoft, Inc. *	797	33,115
CACI International, Inc., Class A *	348	34,052
Callidus Software, Inc. *	1,586	28,944
Carbonite, Inc. *	691	11,782
Cardtronics plc, Class A *	776	38,800
Care.com, Inc. *	342	3,105
Cass Information Systems, Inc.	37	1,993
ChannelAdvisor Corp. *	337	3,707
Cimpress N.V. *	582	48,451
CommVault Systems, Inc. *	14,925	798,487
comScore, Inc. *	690	19,865
Convergys Corp.	1,859	54,283
Cornerstone OnDemand, Inc. *	1,198	49,477
CSG Systems International, Inc.	525	19,966
Cvent, Inc. *	863	26,943
Datalink Corp. *	403	3,820
DHI Group, Inc. *	447	2,548
Digimarc Corp. *	61	1,928
EarthLink Holdings Corp.	1,867	10,679
Ebix, Inc.	337	18,872
Ellie Mae, Inc. *	613	64,911
Endurance International Group Holdings, Inc. *	1,025	7,534
EnerNOC, Inc. *	552	2,870
Envestnet, Inc. *	6,276	221,857
EPAM Systems, Inc. *	1,038	66,816
EVERTEC, Inc.	1,317	19,953
Everyday Health, Inc. *	308	3,234
ExlService Holdings, Inc. *	515	22,675
Fair Isaac Corp.	504	60,823
Five9, Inc. *	728	10,425
Fleetmatics Group plc *	607	36,359
Forrester Research, Inc.	37,616	1,401,196
Gigamon, Inc. *	658	36,387
Globant S.A. *	212	9,222
Glu Mobile, Inc. *	236	467
Gogo, Inc. *	803	8,118
GrubHub, Inc. *	1,808	68,903
GTT Communications, Inc. *	179	4,028
Guidance Software, Inc. *	162	836
Hortonworks, Inc. *	965	7,373
HubSpot, Inc. *	354	18,567
Imperva, Inc. *	415	15,314
inContact, Inc. *	1,873	26,053
Infoblox, Inc. *	1,292	34,238
Information Services Group, Inc. *	773	3,053
Instructure, Inc. *	169	4,301
Interactive Intelligence Group, Inc. *	344	20,795
Intralinks Holdings, Inc. *	1,627	14,920
j2 Global, Inc.	927	65,956
Jive Software, Inc. *	257	1,015
Limelight Networks, Inc. *	612	1,089
Lionbridge Technologies, Inc. *	739	3,569
Liquidity Services, Inc. *	682	6,036
LivePerson, Inc. *	1,808	15,368
LogMeIn, Inc.	378	35,910
ManTech International Corp., Class A	754	29,278

30
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Marchex, Inc., Class B *	207	522
MAXIMUS, Inc.	1,190	61,951
MeetMe, Inc. *	1,363	6,665
Mentor Graphics Corp.	1,872	54,101
MicroStrategy, Inc., Class A *	118	22,988
MINDBODY, Inc., Class A *	671	13,890
Mitek Systems, Inc. *	1,840	12,420
MobileIron, Inc. *	159	580
Model N, Inc. *	408	4,202
MoneyGram International, Inc. *	565	3,961
Monotype Imaging Holdings, Inc.	829	15,834
NeuStar, Inc., Class A *	1,320	29,634
New Relic, Inc. *	234	8,529
NIC, Inc.	1,263	28,986
Park City Group, Inc. *	110	1,447
Paycom Software, Inc. *	615	31,814
Paylocity Holding Corp. *	160	6,958
Pegasystems, Inc.	1,032	31,889
Perficient, Inc. *	203	3,778
PFSweb, Inc. *	1,094	7,899
Planet Payment, Inc. *	694	2,422
Progress Software Corp. *	929	24,999
Proofpoint, Inc. *	622	48,752
PROS Holdings, Inc. *	612	13,415
Q2 Holdings, Inc. *	302	8,486
QAD, Inc., Class A	297	7,143
Qualys, Inc. *	768	28,608
QuinStreet, Inc. *	551	1,598
Quotient Technology, Inc. *	407	4,314
Rapid7, Inc. *	230	3,296
RealNetworks, Inc. *	144	642
RealPage, Inc. *	1,488	40,474
Reis, Inc.	91	1,788
RetailMeNot, Inc. *	1,599	14,471
RingCentral, Inc., Class A *	1,154	23,888
Rosetta Stone, Inc. *	417	2,969
Sapiens International Corp. N.V.	293	3,988
Science Applications International Corp.	975	67,187
SecureWorks Corp., Class A *	162	1,910
ServiceSource International, Inc. *	546	2,594
Shutterstock, Inc. *	545	32,150
Silver Spring Networks, Inc. *	729	10,250
SPS Commerce, Inc. *	166	10,355
Square, Inc. *	40,475	453,320
Stamps.com, Inc. *	275	26,826
Sykes Enterprises, Inc. *	364	9,733
Synchronoss Technologies, Inc. *	518	19,016
Syntel, Inc.	820	16,482
Take-Two Interactive Software, Inc. *	1,727	76,662
Tangoe, Inc. *	530	4,547
TechTarget, Inc. *	378	3,054
Telenav, Inc. *	610	3,325
TeleTech Holdings, Inc.	366	10,285
The Hackett Group, Inc.	634	10,220
The Rubicon Project, Inc. *	930	7,124
TiVo Corp. *	2,653	52,662
Travelport Worldwide Ltd.	2,852	40,270
TrueCar, Inc. *	624	6,022
TubeMogul, Inc. *	764	5,577
Unisys Corp. *	1,652	17,263
Varonis Systems, Inc. *	578	16,502
VASCO Data Security International, Inc. *	1,266	17,408
Verint Systems, Inc. *	1,282	46,152
VirnetX Holding Corp. *	369	1,125
Virtusa Corp. *	396	7,500
Web.com Group, Inc. *	1,339	21,558
WebMD Health Corp. *	12,896	633,580
WNS Holdings Ltd. ADR *	20,180	554,950
Security	Number of Shares	Value ($)
Workiva, Inc. *	241	3,989
Xactly Corp. *	615	7,934
XO Group, Inc. *	322	5,925
Zendesk, Inc. *	1,676	44,062
Zix Corp. *	276	1,123
		7,195,363

Technology Hardware & Equipment 7.5%
3D Systems Corp. *	1,579	21,901
ADTRAN, Inc.	1,496	27,152
Aerohive Networks, Inc. *	1,099	5,814
Agilysys, Inc. *	60	579
Anixter International, Inc. *	363	23,867
Applied Optoelectronics, Inc. *	720	13,846
Avid Technology, Inc. *	722	4,744
AVX Corp.	1,012	14,188
Badger Meter, Inc.	272	8,745
Bel Fuse, Inc., Class B	120	2,862
Belden, Inc.	32,813	2,126,611
Benchmark Electronics, Inc. *	1,370	34,455
Black Box Corp.	68	782
CalAmp Corp. *	1,412	18,243
Calix, Inc. *	441	2,756
Ciena Corp. *	58,434	1,132,451
Clearfield, Inc. *	106	1,776
Coherent, Inc. *	5,420	564,330
Comtech Telecommunications Corp.	1,381	14,362
Control4 Corp. *	1,061	11,979
Cray, Inc. *	461	9,589
CTS Corp.	40,400	735,280
Daktronics, Inc.	1,291	10,780
Diebold, Inc.	42,544	927,459
Digi International, Inc. *	149	1,363
DTS, Inc.	286	12,112
Eastman Kodak Co. *	257	3,829
Electro Scientific Industries, Inc. *	505	2,616
Electronics For Imaging, Inc. *	1,099	46,740
EMCORE Corp.	1,534	10,048
ePlus, Inc. *	28	2,563
Extreme Networks, Inc. *	1,418	5,970
Fabrinet *	6,029	228,861
FARO Technologies, Inc. *	117	3,925
Finisar Corp. *	1,692	46,327
FLIR Systems, Inc.	20,860	686,711
Harmonic, Inc. *	590	3,009
II-VI, Inc. *	1,304	36,251
Immersion Corp. *	666	5,435
Infinera Corp. *	2,742	21,388
Insight Enterprises, Inc. *	954	27,466
InterDigital, Inc.	807	57,015
InvenSense, Inc. *	1,699	12,997
Itron, Inc. *	863	46,516
Ixia *	1,222	14,603
Keysight Technologies, Inc. *	7,833	256,922
Kimball Electronics, Inc. *	123	1,710
Knowles Corp. *	1,550	23,157
KVH Industries, Inc. *	129	1,026
Littelfuse, Inc.	333	46,453
Lumentum Holdings, Inc. *	10,026	336,874
Maxwell Technologies, Inc. *	591	2,860
Mesa Laboratories, Inc.	31	3,913
Methode Electronics, Inc.	20,387	636,074
MTS Systems Corp.	255	12,125
NETGEAR, Inc. *	830	41,915
NetScout Systems, Inc. *	1,649	45,265
Nimble Storage, Inc. *	992	7,569
Novanta, Inc. *	370	6,457

31
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Oclaro, Inc. *	1,564	11,433
OSI Systems, Inc. *	314	22,021
PC Connection, Inc.	112	2,600
Plantronics, Inc.	846	43,747
Plexus Corp. *	678	31,059
Pure Storage, Inc., Class A *	479	5,911
Radisys Corp. *	613	2,556
Rofin-Sinar Technologies, Inc. *	841	27,375
Rogers Corp. *	493	26,834
Sanmina Corp. *	1,608	44,461
ScanSource, Inc. *	34,362	1,202,670
ShoreTel, Inc. *	1,791	11,910
Silicom Ltd.	105	3,906
Silicon Graphics International Corp. *	2,422	18,770
Sonus Networks, Inc. *	1,718	9,947
Stratasys Ltd. *	762	14,569
Super Micro Computer, Inc. *	956	22,657
SYNNEX Corp.	660	67,676
Systemax, Inc.	93	730
Tech Data Corp. *	777	59,845
TTM Technologies, Inc. *	2,030	26,694
Ubiquiti Networks, Inc. *	706	37,016
Universal Display Corp. *	7,782	402,329
USA Technologies, Inc. *	756	3,402
ViaSat, Inc. *	772	54,550
Viavi Solutions, Inc. *	119,613	851,645
Vishay Intertechnology, Inc.	1,742	24,562
Vishay Precision Group, Inc. *	109	1,711
		11,445,202

Telecommunication Services 0.2%
ATN International, Inc.	58	3,923
Boingo Wireless, Inc. *	1,577	15,328
Cincinnati Bell, Inc. *	467	9,177
Cogent Communications Holdings, Inc.	1,048	38,671
Consolidated Communications Holdings, Inc.	1,023	24,480
FairPoint Communications, Inc. *	567	8,845
General Communication, Inc., Class A *	1,228	19,452
Globalstar, Inc. *	2,732	2,529
Hawaiian Telcom Holdco, Inc. *	69	1,416
IDT Corp., Class B	554	9,911
Inteliquent, Inc.	988	16,589
Intelsat S.A. *	128	347
Iridium Communications, Inc. *	1,564	12,747
Lumos Networks Corp. *	463	6,579
NII Holdings, Inc. *	906	2,220
ORBCOMM, Inc. *	1,435	12,815
pdvWireless, Inc. *	34	802
Shenandoah Telecommunications Co.	790	20,856
Spok Holdings, Inc.	257	4,639
Straight Path Communications, Inc., Class B *	44	1,068
Vonage Holdings Corp. *	2,040	13,994
Windstream Holdings, Inc.	2,131	16,728
		243,116

Transportation 2.5%
Air Transport Services Group, Inc. *	1,374	18,178
Allegiant Travel Co.	173	23,857
ArcBest Corp.	463	9,214
Atlas Air Worldwide Holdings, Inc. *	698	29,211
Avis Budget Group, Inc. *	29,534	955,720
Celadon Group, Inc.	1,047	6,805
Costamare, Inc.	320	2,080
Covenant Transport Group, Inc., Class A *	55	879
Echo Global Logistics, Inc. *	988	20,946
Forward Air Corp.	18,449	762,313
Security	Number of Shares	Value ($)
Hawaiian Holdings, Inc. *	1,010	45,475
Heartland Express, Inc.	1,144	21,050
Hub Group, Inc., Class A *	895	32,623
Knight Transportation, Inc.	36,417	1,065,197
Marten Transport Ltd.	113	2,316
Matson, Inc.	654	26,121
P.A.M. Transportation Services, Inc. *	48	946
Park-Ohio Holdings Corp.	53	1,693
Radiant Logistics, Inc. *	95	237
Roadrunner Transportation Systems, Inc. *	878	6,673
Saia, Inc. *	225	8,021
Scorpio Bulkers, Inc. *	88	343
SkyWest, Inc.	572	17,246
Swift Transportation Co. *	1,970	44,089
Universal Logistics Holdings, Inc.	73	909
USA Truck, Inc. *	31	255
Virgin America, Inc. *	402	21,849
Werner Enterprises, Inc.	27,523	661,928
XPO Logistics, Inc. *	1,505	49,560
YRC Worldwide, Inc. *	1,561	13,862
		3,849,596

Utilities 2.9%
ALLETE, Inc.	1,047	64,171
American States Water Co.	563	22,509
American Water Works Co., Inc.	2,912	215,605
Artesian Resources Corp., Class A	252	7,111
Atlantic Power Corp.	1,045	2,404
Atlantica Yield plc	1,206	21,684
Avista Corp.	1,298	53,737
Black Hills Corp.	1,136	70,262
California Water Service Group	896	27,776
Calpine Corp. *	41,375	492,363
Chesapeake Utilities Corp.	103	6,597
Connecticut Water Service, Inc.	59	3,072
Consolidated Water Co., Ltd.	113	1,266
Dynegy, Inc. *	2,440	25,986
El Paso Electric Co.	987	45,599
Genie Energy Ltd., Class B *	129	672
IDACORP, Inc.	1,078	84,504
MGE Energy, Inc.	457	26,712
Middlesex Water Co.	87	3,141
New Jersey Resources Corp.	19,626	666,303
Northwest Natural Gas Co.	685	40,278
NorthWestern Corp.	895	51,507
NRG Yield, Inc., Class A	732	10,782
NRG Yield, Inc., Class C	1,413	21,760
ONE Gas, Inc.	803	49,208
Ormat Technologies, Inc.	927	44,709
Otter Tail Corp.	589	21,175
Pattern Energy Group, Inc.	1,175	26,261
PNM Resources, Inc.	1,658	54,465
Portland General Electric Co.	1,680	73,315
SJW Corp.	65	3,297
South Jersey Industries, Inc.	1,200	35,580
Southwest Gas Corp.	1,016	73,619
Spark Energy, Inc., Class A	459	11,108
Spire, Inc.	14,684	922,155
Talen Energy Corp. *	1,815	25,283
TerraForm Global, Inc., Class A *	1,079	4,046
TerraForm Power, Inc., Class A *	799	9,916
The Empire District Electric Co.	1,215	41,589
The York Water Co.	254	8,026
Unitil Corp.	74	3,002

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Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Vivint Solar, Inc. *	386	1,197
WGL Holdings, Inc.	16,771	1,057,747
		4,431,499
Total Common Stock
(Cost $140,358,608)		146,042,105

Other Investment Companies 4.6% of net assets

Equity Funds 2.0%
iShares Russell 2000 ETF	2,891	342,584
iShares Russell 2000 Growth ETF	19,750	2,762,432
		3,105,016

Money Market Fund 2.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (c)	3,927,977	3,927,977
Total Other Investment Companies
(Cost $7,066,675)		7,032,993

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Dyax Corp. CVR *(d)(e)	1,269	1,409

Telecommunication Services 0.0%
Leap Wireless CVR *(d)(e)	861	2,583
Total Rights
(Cost $3,578)		3,992
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.0% of net assets

U.S. Treasury Obligation 0.0%
U.S. Treasury Bill
0.36%, 12/15/16 (a)(b)	30,000	29,994
Total Short-Term Investment
(Cost $29,987)		29,994

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $147,771,441 and the unrealized appreciation and depreciation were $18,363,881 and ($13,026,238), respectively, with a net appreciation of $5,337,643.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.
(c)	The rate shown is the 7-day yield.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(e)	Illiquid security. At the period end, the value of these amounted to $3,992 or 0.0% of net assets.

ADR —	American Depositary Receipt
CVR —	Contingent Value Rights
ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
Russell 2000 Index, mini, Long, expires 12/16/16	9	1,070,370	(18,803)

33
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Laudus Small-Cap MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$123,962,111	$—	$—	$123,962,111
Banks	19,912,925	—	1,873	19,914,798
Consumer Durables & Apparel	2,164,832	—	364	2,165,196
Other Investment Companies[1]	7,032,993	—	—	7,032,993
Rights [1]	—	—	3,992	3,992
Short-Term Investment[1]	—	29,994	—	29,994
Total	$153,072,861	$29,994	$6,229	$153,109,084
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($18,803)	$—	$—	($18,803)
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers out of Level 1 to Level 3 due to the result of fair valued securities for which no quoted value was available. There were no transfers between Level 1 and Level 2 for the period ended October 31, 2016.
34
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Laudus Small-Cap MarketMasters Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments, at value (cost $147,458,848)		$153,109,084
Cash		27
Deposit with broker for futures contracts		234,000
Receivables:
Investments sold		841,766
Fund shares sold		155,125
Dividends		42,300
Variation margin on futures contracts		3,060
Prepaid expenses	+	13,525
Total assets		154,398,887
Liabilities
Payables:
Investments bought		1,241,811
Investment adviser and administrator fees		139,995
Shareholder service fees		6,209
Fund shares redeemed		19,464
Accrued expenses	+	64,392
Total liabilities		1,471,871
Net Assets
Total assets		154,398,887
Total liabilities	–	1,471,871
Net assets		$152,927,016
Net Assets by Source
Capital received from investors		145,699,964
Net investment income not yet distributed		205,940
Net realized capital gains		1,389,679
Net unrealized capital appreciation		5,631,433

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Investor Shares	$54,945,982		3,387,653		$16.22
Select Shares	$97,981,034		5,921,190		$16.55

35
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Laudus Small-Cap MarketMasters Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $10,337)		$2,186,277
Expenses
Investment adviser and administrator fees		1,839,388
Shareholder service fees:
Investor Shares		137,336
Select Shares		197,724
Custodian fees		52,924
Portfolio accounting fees		48,409
Professional fees		43,359
Registration fees		29,315
Transfer agent fees		25,723
Shareholder reports		18,736
Independent trustees' fees		8,882
Proxy fees		3,086
Interest expense		104
Other expenses	+	2,933
Total expenses		2,407,919
Expense reduction by CSIM and its affiliates	–	432,153
Net expenses	–	1,975,766
Net investment income		210,511
Realized and Unrealized Gains (Losses)
Net realized gains on investments		698,092
Net realized gains on futures contracts	+	470,724
Net realized gains		1,168,816
Net change in unrealized appreciation (depreciation) on investments		(2,335,354)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(84,784)
Net change in unrealized appreciation (depreciation)	+	(2,420,138)
Net realized and unrealized losses		(1,251,322)
Decrease in net assets resulting from operations		($1,040,811)
36
Laudus MarketMasters Funds  |  Annual Report
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Laudus Small-Cap MarketMasters Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income (loss)		$210,511	($279,682)
Net realized gains		1,168,816	11,585,861
Net change in unrealized appreciation (depreciation)	+	(2,420,138)	(10,711,106)
Increase (decrease) in net assets from operations		(1,040,811)	595,073
Distributions to Shareholders
Distributions from net investment income
Investor Shares		—	(112,615)
Select Shares	+	—	(400,670)
Total distributions from net investment income		—	(513,285)
Distributions from net realized gains
Investor Shares		(3,793,537)	(1,348,302)
Select Shares	+	(6,231,390)	(2,370,239)
Total distributions from net realized gains		(10,024,927)	(3,718,541)
Total distributions		($10,024,927)	($4,231,826)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		40,792	$680,024	83,739	$1,529,010
Select Shares	+	315,043	5,053,827	1,188,034	21,470,184
Total shares sold		355,835	$5,733,851	1,271,773	$22,999,194
Shares Reinvested
Investor Shares		212,542	$3,368,785	76,269	$1,302,677
Select Shares	+	378,685	6,115,760	156,402	2,715,136
Total shares reinvested		591,227	$9,484,545	232,671	$4,017,813
Shares Redeemed
Investor Shares		(440,313)	($7,015,212)	(498,439)	($9,134,342)
Select Shares	+	(782,174)	(13,027,787)	(1,995,617)	(38,009,762)
Total shares redeemed		(1,222,487)	($20,042,999)	(2,494,056)	($47,144,104)
Net transactions in fund shares		(275,425)	($4,824,603)	(989,612)	($20,127,097)
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,584,268	$168,817,357	10,573,880	$192,581,207
Total decrease	+	(275,425)	(15,890,341)	(989,612)	(23,763,850)
End of period		9,308,843	$152,927,016	9,584,268	$168,817,357
Net investment income not yet distributed/Distributions in excess of net investment income			$205,940		($4,520)
37
Laudus MarketMasters Funds  |  Annual Report
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Laudus International MarketMasters Fund
Financial Statements
Financial Highlights
Investor Shares	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$22.71	$22.95	$23.68	$19.03	$17.45
Income (loss) from investment operations:
Net investment income (loss)	0.17 [1]	0.18 [1]	0.25	0.23	0.21
Net realized and unrealized gains (losses)	(0.24)	(0.10)	(0.66)	4.85	1.52
Total from investment operations	(0.07)	0.08	(0.41)	5.08	1.73
Less distributions:
Distributions from net investment income	(0.27)	(0.32)	(0.32)	(0.43)	(0.15)
Distributions from net realized gains	(1.20)	—	—	—	—
Total distributions	(1.47)	(0.32)	(0.32)	(0.43)	(0.15)
Net asset value at end of period	$21.17	$22.71	$22.95	$23.68	$19.03
Total return	(0.14%)	0.39%	(1.73%)	27.23%	10.05%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.40%	1.40%	1.40%	1.40%	1.53% [2]
Gross operating expenses	1.61%	1.59%	1.59%	1.60%	1.62%
Net investment income (loss)	0.81%	0.76%	1.06%	1.10%	1.19%
Portfolio turnover rate	69%	72%	74%	65%	68%
Net assets, end of period (x 1,000,000)	$447	$536	$631	$675	$592

Select Shares	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$22.71	$22.95	$23.68	$19.03	$17.46
Income (loss) from investment operations:
Net investment income (loss)	0.19 [1]	0.21 [1]	0.28	0.28	0.25
Net realized and unrealized gains (losses)	(0.23)	(0.10)	(0.65)	4.83	1.50
Total from investment operations	(0.04)	0.11	(0.37)	5.11	1.75
Less distributions:
Distributions from net investment income	(0.31)	(0.35)	(0.36)	(0.46)	(0.18)
Distributions from net realized gains	(1.20)	—	—	—	—
Total distributions	(1.51)	(0.35)	(0.36)	(0.46)	(0.18)
Net asset value at end of period	$21.16	$22.71	$22.95	$23.68	$19.03
Total return	0.00% [3]	0.56%	(1.57%)	27.43%	10.20%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.25%	1.25%	1.25%	1.25%	1.37% [2]
Gross operating expenses	1.54%	1.50%	1.47%	1.44%	1.47%
Net investment income (loss)	0.93%	0.91%	1.20%	1.26%	1.40%
Portfolio turnover rate	69%	72%	74%	65%	68%
Net assets, end of period (x 1,000,000)	$1,063	$1,395	$1,592	$1,590	$1,062
1
Calculated based on the average shares outstanding during the period.
2
Effective June 6, 2012, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/12 is a blended ratio.
3
Less than 0.005%.
38
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/laudusfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
95.4%	Common Stock	1,334,528,352	1,440,835,913
0.8%	Preferred Stock	9,064,344	11,611,898
3.5%	Other Investment Company	52,671,243	52,671,243
0.0%	Rights	4,608	5,488
0.0%	Short-Term Investments	49,980	49,989
99.7%	Total Investments	1,396,318,527	1,505,174,531
0.3%	Other Assets and Liabilities, Net		5,154,028
100.0%	Net Assets		1,510,328,559

Security	Number of Shares	Value ($)
Common Stock 95.4% of net assets

Argentina 0.1%
Software & Services 0.1%
MercadoLibre, Inc.	8,898	1,494,953

Australia 5.3%
Banks 0.1%
Australia & New Zealand Banking Group Ltd.	14,573	307,715
Bank of Queensland Ltd.	1,963	15,577
Bendigo & Adelaide Bank Ltd.	2,360	19,930
Commonwealth Bank of Australia	8,561	476,598
National Australia Bank Ltd.	13,214	280,499
Westpac Banking Corp.	16,655	385,146
		1,485,465
Capital Goods 0.0%
CIMIC Group Ltd.	474	10,637
Commercial & Professional Supplies 0.2%
Brambles Ltd.	7,790	68,204
SEEK Ltd.	1,682	18,681
Spotless Group Holdings Ltd.	3,160,548	2,397,585
		2,484,470
Consumer Services 1.0%
Aristocrat Leisure Ltd.	313,696	3,652,314
Crown Resorts Ltd.	1,727	14,277
Domino's Pizza Enterprises Ltd.	75,714	3,688,477
Flight Centre Travel Group Ltd.	276	7,091
InvoCare Ltd. (g)	766,658	7,606,929
Tabcorp Holdings Ltd.	4,110	15,100
Tatts Group Ltd.	7,517	23,172
		15,007,360
Diversified Financials 0.7%
AMP Ltd.	1,336,321	4,633,979
ASX Ltd.	944	33,768
Challenger Ltd.	2,914	23,789
Macquarie Group Ltd.	85,761	5,184,199
Platinum Asset Management Ltd.	1,169	4,427
		9,880,162
Security	Number of Shares	Value ($)
Energy 0.0%
Caltex Australia Ltd.	1,305	30,377
Origin Energy Ltd.	8,502	34,268
Santos Ltd.	8,334	22,300
Woodside Petroleum Ltd.	3,782	80,957
		167,902
Food & Staples Retailing 0.0%
Wesfarmers Ltd.	5,631	175,343
Woolworths Ltd.	6,406	114,964
		290,307
Food, Beverage & Tobacco 0.3%
Coca-Cola Amatil Ltd.	2,792	20,227
Costa Group Holdings Ltd.	2,043,853	4,420,883
Treasury Wine Estates Ltd.	3,693	30,107
		4,471,217
Health Care Equipment & Services 0.0%
Cochlear Ltd.	289	28,079
Healthscope Ltd.	8,467	14,203
Ramsay Health Care Ltd.	715	39,815
Sonic Healthcare Ltd.	1,949	30,312
		112,409
Insurance 0.0%
Insurance Australia Group Ltd.	12,017	50,241
Medibank Pvt Ltd.	13,744	26,926
QBE Insurance Group Ltd.	6,914	52,384
Suncorp Group Ltd.	6,478	58,795
		188,346
Materials 2.0%
Alumina Ltd.	12,671	15,229
Amcor Ltd.	5,752	64,202
BHP Billiton Ltd.	16,045	280,319
BlueScope Steel Ltd.	665,740	3,949,588
Boral Ltd.	3,516	16,799
Fortescue Metals Group Ltd.	7,891	33,115
Incitec Pivot Ltd.	8,219	18,382
James Hardie Industries plc CDI	2,193	32,640
Newcrest Mining Ltd.	3,788	66,326
Northern Star Resources Ltd.	594,030	1,921,352
Orica Ltd.	503,634	6,222,084
Pact Group Holdings Ltd.	1,751,109	8,729,170
Regis Resources Ltd.	652,100	1,644,562
Rio Tinto Ltd.	149,023	6,165,747
South32 Ltd.	26,121	50,976
		29,210,491
Media 0.0%
REA Group Ltd.	247	9,579
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
CSL Ltd.	2,288	174,587
Real Estate 0.9%
Charter Hall Retail REIT	1,991,683	6,271,902
Dexus Property Group	4,734	32,159
Goodman Group	8,755	45,128
LendLease Group	2,689	27,546
Mirvac Group	18,047	28,629
Scentre Group	26,245	83,998

39
Laudus MarketMasters Funds  |  Annual Report
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Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Shopping Centres Australasia Property Group	4,064,737	6,752,305
Stockland	11,843	39,774
The GPT Group	8,667	30,641
Vicinity Centres	229,117	499,649
Westfield Corp.	9,786	66,132
		13,877,863
Retailing 0.1%
Bapcor Ltd.	236,870	923,546
Harvey Norman Holdings Ltd.	2,689	10,298
JB Hi-Fi Ltd.	32,253	695,275
		1,629,119
Software & Services 0.0%
Computershare Ltd.	2,198	17,607
Telecommunication Services 0.0%
Telstra Corp., Ltd.	21,195	80,158
TPG Telecom Ltd.	1,746	10,012
Vocus Communications Ltd.	79,969	346,710
		436,880
Transportation 0.0%
Aurizon Holdings Ltd.	10,347	38,335
Qantas Airways Ltd.	2,388	5,549
Sydney Airport	5,278	25,091
Transurban Group	10,047	79,276
		148,251
Utilities 0.0%
AGL Energy Ltd.	3,336	48,597
APA Group	5,384	32,539
AusNet Services	8,703	9,913
DUET Group	12,357	22,372
		113,421
		79,716,073

Austria 0.2%
Banks 0.0%
Erste Group Bank AG *	1,510	47,352
Raiffeisen Bank International AG *	670	10,973
		58,325
Capital Goods 0.0%
ANDRITZ AG	371	19,398
Energy 0.0%
OMV AG	712	22,221
Materials 0.2%
Lenzing AG	27,840	3,626,106
voestalpine AG	554	19,626
		3,645,732
		3,745,676

Belgium 0.3%
Banks 0.1%
KBC Group N.V. *	15,251	929,717
Diversified Financials 0.0%
Groupe Bruxelles Lambert S.A.	390	33,527
Food & Staples Retailing 0.1%
Colruyt S.A.	14,260	766,446
Food, Beverage & Tobacco 0.0%
Anheuser-Busch InBev S.A./N.V.	3,985	457,358
Insurance 0.0%
Ageas	1,004	36,679
Security	Number of Shares	Value ($)
Materials 0.0%
Solvay S.A.	369	42,329
Umicore S.A.	486	29,540
		71,869
Media 0.0%
Telenet Group Holding N.V. *	260	13,921
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Galapagos N.V. *	32,530	1,979,278
UCB S.A.	616	41,686
		2,020,964
Telecommunication Services 0.0%
Proximus	735	21,037
		4,351,518

Brazil 1.2%
Consumer Services 0.1%
CVC Brasil Operadora e Agencia de Viagens S.A.	239,400	1,837,500
Diversified Financials 0.1%
BM&F Bovespa S.A. - Bolsa de Valores Mercadorias e Futuros	249,600	1,470,075
Insurance 0.2%
BB Seguridade Participacoes S.A.	237,300	2,389,355
Media 0.3%
Smiles S.A.	234,100	4,272,765
Real Estate 0.2%
BR Malls Participacoes S.A. *	116,800	467,639
Iguatemi Empresa de Shopping Centers S.A.	324,100	3,061,283
		3,528,922
Transportation 0.3%
EcoRodovias Infraestrutura e Logistica S.A. *	1,284,100	3,809,658
Utilities 0.0%
Engie Brasil Energia S.A.	40,900	519,579
		17,827,854

Canada 5.7%
Banks 0.3%
The Toronto-Dominion Bank	118,103	5,358,793
Capital Goods 1.7%
Aecon Group, Inc.	318,730	4,120,464
CAE, Inc.	895,069	12,572,206
New Flyer Industries, Inc.	97,970	2,739,040
WSP Global, Inc.	203,289	6,585,333
		26,017,043
Commercial & Professional Supplies 0.3%
Ritchie Bros. Auctioneers, Inc.	125,339	4,334,021
Diversified Financials 0.2%
Brookfield Asset Management, Inc., Class A	86,922	3,044,009
Energy 1.1%
Canadian Energy Services & Technology Corp.	902,950	3,561,176
Canadian Natural Resources Ltd.	82,976	2,633,481
Enbridge, Inc.	68,979	2,978,650
Parex Resources, Inc. *	393,220	4,523,511
Raging River Exploration, Inc. *	345,950	2,772,655
		16,469,473

40
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Food & Staples Retailing 0.2%
Alimentation Couche-Tard, Inc., Class B	25,073	1,259,538
Metro, Inc.	49,649	1,534,666
		2,794,204
Food, Beverage & Tobacco 0.2%
Premium Brands Holdings Corp.	64,140	3,103,950
Insurance 0.1%
Intact Financial Corp.	15,047	1,022,878
Real Estate 0.4%
FirstService Corp.	70,900	2,872,896
Northview Apartment Real Estate Investment Trust	245,068	3,641,396
		6,514,292
Retailing 0.1%
Dollarama, Inc.	26,157	1,954,608
Software & Services 0.6%
CGI Group, Inc., Class A *	33,851	1,607,878
Constellation Software, Inc.	1,586	742,983
Shopify, Inc., Class A *	55,390	2,295,916
The Descartes Systems Group, Inc. *	182,300	3,798,766
		8,445,543
Transportation 0.2%
Canadian National Railway Co.	41,900	2,634,018
Utilities 0.3%
Innergex Renewable Energy, Inc.	121,441	1,349,948
TransAlta Renewables, Inc.	256,170	2,828,508
		4,178,456
		85,871,288

China 3.4%
Automobiles & Components 0.7%
Minth Group Ltd.	612,000	2,166,681
Nexteer Automotive Group Ltd.	6,510,297	8,585,731
		10,752,412
Banks 0.3%
Industrial & Commercial Bank of China Ltd., Class H	7,688,000	4,614,640
Commercial & Professional Supplies 0.0%
China Everbright International Ltd.	373,000	445,896
Health Care Equipment & Services 0.1%
Microport Scientific Corp. *	2,555,000	1,890,050
Insurance 0.3%
PICC Property & Casualty Co., Ltd., Class H	748,000	1,207,348
Ping An Insurance Group Co. of China Ltd., Class H	661,500	3,481,816
		4,689,164
Real Estate 0.2%
China Overseas Land & Investment Ltd.	726,000	2,228,739
Semiconductors & Semiconductor Equipment 0.0%
Xinyi Solar Holdings Ltd. *	1,130,000	418,616
Software & Services 1.3%
Baidu, Inc. ADR *	34,765	6,148,538
Bitauto Holdings Ltd. ADR *	107,110	2,734,518
Kingdee International Software Group Co., Ltd. *	6,226,000	2,520,474
NetEase, Inc. ADR	12,085	3,105,724
Tencent Holdings Ltd.	162,700	4,311,928
		18,821,182
Technology Hardware & Equipment 0.2%
Tongda Group Holdings Ltd.	13,630,000	3,596,624
Security	Number of Shares	Value ($)
Telecommunication Services 0.1%
China Mobile Ltd.	85,000	973,793
Utilities 0.2%
CT Environmental Group Ltd.	6,752,000	1,894,269
ENN Energy Holdings Ltd.	176,000	827,432
		2,721,701
		51,152,817

Denmark 1.3%
Banks 0.0%
Danske Bank A/S	3,480	107,355
Capital Goods 0.4%
Rockwool International A/S, B Shares	16,060	2,686,167
Vestas Wind Systems A/S	33,786	2,706,794
		5,392,961
Commercial & Professional Supplies 0.1%
ISS A/S	35,570	1,396,325
Consumer Durables & Apparel 0.1%
Pandora A/S	15,955	2,075,035
Food, Beverage & Tobacco 0.0%
Carlsberg A/S, Class B	529	47,660
Health Care Equipment & Services 0.0%
Coloplast A/S, Class B	595	41,449
William Demant Holding A/S *	575	10,699
		52,148
Insurance 0.0%
Tryg A/S	544	10,609
Materials 0.6%
Chr. Hansen Holding A/S	138,185	8,275,605
Novozymes A/S, B Shares	1,138	42,216
		8,317,821
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Genmab A/S *	285	46,932
Novo Nordisk A/S, Class B	9,546	340,081
		387,013
Telecommunication Services 0.0%
TDC A/S *	4,128	22,760
Transportation 0.1%
AP Moeller - Maersk A/S, Series A	19	27,772
AP Moeller - Maersk A/S, Series B	31	47,550
DSV A/S	44,209	2,140,592
		2,215,914
		20,025,601

Finland 1.0%
Automobiles & Components 0.0%
Nokian Renkaat Oyj	575	19,286
Capital Goods 0.6%
Cramo Oyj	82,480	2,161,695
Kone Oyj, Class B	77,732	3,576,580
Konecranes Oyj	114,070	3,885,492
Metso Oyj	567	14,867
Wartsila Oyj Abp	715	30,898
		9,669,532
Energy 0.0%
Neste Oyj	619	26,705
Insurance 0.0%
Sampo Oyj, A Shares	2,203	100,928

41
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Materials 0.4%
Huhtamaki Oyj	20,022	808,047
Outokumpu Oyj *	627,760	4,376,469
Stora Enso Oyj, R Shares	2,686	25,383
UPM-Kymmene Oyj	2,640	61,411
		5,271,310
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Orion Oyj, Class B	512	21,793
Technology Hardware & Equipment 0.0%
Nokia Oyj	28,992	129,436
Telecommunication Services 0.0%
Elisa Oyj	694	23,382
Utilities 0.0%
Fortum Oyj	2,146	35,771
		15,298,143

France 9.8%
Automobiles & Components 0.6%
Compagnie Generale des Etablissements Michelin	913	98,885
Peugeot S.A. *	2,381	35,656
Plastic Omnium S.A.	25,589	834,449
Renault S.A.	947	82,353
Valeo S.A.	140,270	8,094,259
		9,145,602
Banks 1.3%
BNP Paribas S.A.	338,441	19,623,911
Credit Agricole S.A.	5,484	59,167
Natixis S.A.	4,534	22,940
Societe Generale S.A.	3,815	148,813
		19,854,831
Capital Goods 1.7%
Airbus Group SE	2,909	172,736
Alstom S.A. *	787	21,148
Bouygues S.A.	1,044	34,032
Compagnie de Saint-Gobain	2,464	109,409
Eiffage S.A.	278	20,581
Legrand S.A.	1,316	74,350
LISI (g)	139,159	4,119,223
Nexans S.A. *	88,770	5,045,891
Rexel S.A.	1,533	21,261
Safran S.A.	62,868	4,326,033
Schneider Electric SE	67,015	4,506,764
Thales S.A.	23,562	2,216,829
Vinci S.A.	68,832	4,984,779
Zodiac Aerospace	975	23,695
		25,676,731
Commercial & Professional Supplies 0.9%
Bureau Veritas S.A.	306,881	5,796,100
Edenred	1,065	24,648
Societe BIC S.A.	139	19,267
Teleperformance	68,920	7,281,921
		13,121,936
Consumer Durables & Apparel 0.9%
Christian Dior SE	266	51,302
Hermes International	3,022	1,224,229
Kering	26,671	5,917,473
LVMH Moet Hennessy Louis Vuitton SE	32,943	5,997,640
SEB S.A.	4,891	719,835
		13,910,479
Security	Number of Shares	Value ($)
Consumer Services 0.1%
Accor S.A.	872	33,089
Sodexo S.A.	15,315	1,778,391
		1,811,480
Diversified Financials 0.0%
Eurazeo S.A.	206	11,862
Wendel S.A.	140	16,107
		27,969
Energy 0.3%
Technip S.A.	531	35,242
TOTAL S.A.	95,787	4,588,667
		4,623,909
Food & Staples Retailing 0.0%
Carrefour S.A.	2,820	73,909
Casino Guichard Perrachon S.A.	280	13,939
		87,848
Food, Beverage & Tobacco 0.5%
Danone S.A.	56,229	3,899,950
Pernod-Ricard S.A.	29,763	3,539,514
Remy Cointreau S.A.	112	9,081
		7,448,545
Health Care Equipment & Services 0.5%
BioMerieux	3,714	541,096
Essilor International S.A.	1,022	114,846
Korian S.A.	196,086	6,005,945
Orpea	6,594	548,805
		7,210,692
Household & Personal Products 0.0%
L'Oreal S.A.	1,257	225,203
Insurance 0.3%
AXA S.A.	197,721	4,461,044
CNP Assurances	829	14,357
SCOR SE	829	26,846
		4,502,247
Materials 0.1%
Air Liquide S.A.	1,937	196,824
Arkema S.A.	12,626	1,197,227
Imerys S.A.	170	11,836
		1,405,887
Media 0.1%
Eutelsat Communications S.A.	822	17,225
JC Decaux S.A.	359	10,979
Lagardere S.C.A.	592	15,076
Publicis Groupe S.A.	959	65,787
SES S.A.	1,829	42,078
Technicolor S.A. - Reg'd	63,657	371,879
Vivendi S.A.	5,829	117,982
		641,006
Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Boiron S.A. (g)	45,313	3,829,794
Eurofins Scientific SE	11,773	5,350,194
Ipsen S.A.	8,131	562,105
Sanofi	9,297	723,481
		10,465,574
Real Estate 0.1%
Fonciere Des Regions	175	15,294
Gecina S.A.	202	29,452
ICADE	191	13,716
Klepierre	1,087	44,424
Nexity S.A. *	27,348	1,373,102
		1,475,988

42
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Semiconductors & Semiconductor Equipment 0.0%
STMicroelectronics N.V.	3,108	29,498
Software & Services 0.5%
Atos SE	19,242	1,996,811
Capgemini S.A.	28,567	2,365,829
Dassault Systemes S.A.	640	50,657
Worldline S.A. *	116,510	3,200,276
		7,613,573
Technology Hardware & Equipment 0.2%
Ingenico Group S.A.	35,169	2,781,792
Telecommunication Services 0.0%
Iliad S.A.	127	26,624
Orange S.A.	9,942	156,424
SFR Group S.A.	529	14,257
		197,305
Transportation 0.0%
Aeroports de Paris	143	14,444
Bollore S.A.	4,193	13,805
Groupe Eurotunnel SE - Reg'd	2,280	21,339
		49,588
Utilities 1.0%
Electricite de France S.A.	1,168	13,093
Engie S.A.	7,325	105,639
Rubis S.C.A.	167,274	15,253,909
Suez	1,597	25,296
Veolia Environnement S.A.	2,193	47,911
		15,445,848
		147,753,531

Germany 6.0%
Automobiles & Components 1.4%
Bayerische Motoren Werke AG	1,657	144,566
Continental AG	32,332	6,210,685
Daimler AG - Reg'd	179,509	12,806,526
Grammer AG	34,860	1,995,619
Volkswagen AG	171	25,562
		21,182,958
Banks 0.0%
Commerzbank AG	5,191	35,352
Capital Goods 2.0%
Brenntag AG	764	40,844
Duerr AG	97,693	7,284,985
GEA Group AG	911	35,285
HOCHTIEF AG	101	13,791
KION Group AG	9,839	594,475
MAN SE	170	17,401
MTU Aero Engines AG	95,433	9,965,494
Norma Group SE	72,062	3,315,785
OSRAM Licht AG	455	25,843
Rational AG	6,775	3,520,268
Siemens AG - Reg'd	3,818	433,791
Stabilus S.A. *(g)	103,026	5,374,075
		30,622,037
Consumer Durables & Apparel 0.0%
adidas AG	942	154,765
Hugo Boss AG	326	20,499
		175,264
Security	Number of Shares	Value ($)
Diversified Financials 0.2%
Aurelius Equity Opportunities SE & Co. KGaA	36,170	2,159,614
Deutsche Bank AG - Reg'd *	6,794	98,252
Deutsche Boerse AG *	957	74,731
		2,332,597
Food & Staples Retailing 0.0%
METRO AG	861	25,790
Health Care Equipment & Services 0.0%
Fresenius Medical Care AG & Co. KGaA	1,099	89,518
Fresenius SE & Co. KGaA	2,049	151,395
		240,913
Household & Personal Products 0.0%
Beiersdorf AG	498	43,903
Henkel AG & Co. KGaA	514	56,634
		100,537
Insurance 0.9%
Allianz SE - Reg'd	81,342	12,697,830
Hannover Rueck SE	291	32,464
Muenchener Rueckversicherungs-Gesellschaft AG - Reg'd	821	159,405
		12,889,699
Materials 0.1%
BASF SE	4,586	404,843
Covestro AG	345	20,430
Evonik Industries AG	30,577	957,564
HeidelbergCement AG	709	67,070
K&S AG - Reg'd	933	18,893
LANXESS AG	456	29,241
Linde AG	930	153,605
Symrise AG	614	42,167
ThyssenKrupp AG	1,820	42,229
		1,736,042
Media 0.2%
Axel Springer SE	220	11,022
CTS Eventim AG & Co. KGaA	78,960	2,833,893
ProSiebenSat.1 Media SE	1,067	45,986
RTL Group S.A. *	5,717	448,047
		3,338,948
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Bayer AG - Reg'd	4,128	409,868
Gerresheimer AG	6,512	491,200
Merck KGaA	650	66,904
QIAGEN N.V. *	121,717	2,976,891
		3,944,863
Real Estate 0.0%
Deutsche Wohnen AG	1,668	54,496
Vonovia SE	2,309	81,404
		135,900
Retailing 0.4%
Fielmann AG	87,476	6,071,123
Zalando SE *	417	18,338
		6,089,461
Semiconductors & Semiconductor Equipment 0.0%
Infineon Technologies AG	5,597	100,664
Software & Services 0.5%
Bechtle AG	4,582	481,893
CANCOM SE	30,950	1,408,647
SAP SE	54,630	4,812,872

43
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
United Internet AG - Reg'd	594	24,422
Wirecard AG	13,834	656,683
		7,384,517
Telecommunication Services 0.0%
Deutsche Telekom AG - Reg'd	16,113	262,887
Telefonica Deutschland Holding AG	3,571	13,849
		276,736
Transportation 0.0%
Deutsche Lufthansa AG - Reg'd	1,118	14,309
Deutsche Post AG - Reg'd	4,856	150,589
Fraport AG Frankfurt Airport Services Worldwide	196	11,635
		176,533
Utilities 0.0%
E.ON SE	9,862	72,277
Innogy SE *	620	24,621
RWE AG *	2,365	37,625
		134,523
		90,923,334

Hong Kong 1.8%
Banks 0.0%
BOC Hong Kong (Holdings) Ltd.	18,000	64,157
Hang Seng Bank Ltd.	3,800	68,530
The Bank of East Asia Ltd.	5,800	23,315
		156,002
Capital Goods 0.0%
CK Hutchison Holdings Ltd.	13,538	167,168
NWS Holdings Ltd.	7,192	12,725
		179,893
Consumer Durables & Apparel 0.0%
Li & Fung Ltd.	28,000	13,764
Techtronic Industries Co., Ltd.	7,000	26,300
Yue Yuen Industrial Holdings Ltd.	4,000	15,233
		55,297
Consumer Services 0.5%
Galaxy Entertainment Group Ltd.	12,000	49,136
Melco Crown Entertainment Ltd. ADR	333,710	5,586,305
Melco International Development Ltd.	1,381,000	1,800,877
MGM China Holdings Ltd.	5,200	8,579
Sands China Ltd.	12,000	52,077
Shangri-La Asia Ltd.	6,000	6,590
SJM Holdings Ltd.	8,683	5,993
Wynn Macau Ltd.	8,000	12,256
		7,521,813
Diversified Financials 0.0%
First Pacific Co., Ltd.	10,000	7,575
Hong Kong Exchanges & Clearing Ltd.	5,800	153,332
		160,907
Food, Beverage & Tobacco 0.0%
WH Group Ltd.	28,500	23,082
Insurance 0.4%
AIA Group Ltd.	967,400	6,085,915
Real Estate 0.1%
Cheung Kong Property Holdings Ltd.	13,538	100,082
Hang Lung Properties Ltd.	11,000	24,190
Henderson Land Development Co., Ltd.	5,635	33,332
Hongkong Land Holdings Ltd.	6,000	40,178
Hysan Development Co., Ltd.	3,000	13,846
Kerry Properties Ltd.	3,000	9,499
Link REIT	11,500	81,810
Security	Number of Shares	Value ($)
New World Development Co., Ltd.	28,000	34,811
Sino Land Co., Ltd.	16,000	27,167
Sun Hung Kai Properties Ltd.	7,702	114,692
Swire Pacific Ltd., Class A	3,000	31,182
Swire Properties Ltd.	5,600	16,081
The Wharf Holdings Ltd.	7,349	55,101
Wheelock & Co., Ltd.	4,000	24,616
		606,587
Retailing 0.0%
Sa Sa International Holdings Ltd.	1,278,000	584,328
Semiconductors & Semiconductor Equipment 0.1%
ASM Pacific Technology Ltd.	189,000	1,820,936
Technology Hardware & Equipment 0.4%
China High Precision Automation Group Ltd. *(f)(g)	766,000	—
Sunny Optical Technology Group Co., Ltd.	1,118,000	5,452,312
		5,452,312
Telecommunication Services 0.3%
HKBN Ltd.	3,101,983	3,657,784
HKT Trust & HKT Ltd.	13,120	18,034
PCCW Ltd.	21,000	12,500
		3,688,318
Transportation 0.0%
Cathay Pacific Airways Ltd.	6,000	7,897
MTR Corp., Ltd.	7,500	41,506
		49,403
Utilities 0.0%
Cheung Kong Infrastructure Holdings Ltd.	3,574	29,249
CLP Holdings Ltd.	8,000	81,320
HK Electric Investments & HK Electric Investments Ltd.	13,000	12,875
Hong Kong & China Gas Co., Ltd.	38,107	74,440
Power Assets Holdings Ltd.	7,000	65,700
		263,584
		26,648,377

India 1.3%
Automobiles & Components 0.1%
Maruti Suzuki India Ltd.	14,188	1,254,232
Motherson Sumi Systems Ltd.	103,645	515,831
		1,770,063
Banks 0.6%
HDFC Bank Ltd.	87,811	1,647,576
Indiabulls Housing Finance Ltd.	317,990	4,038,503
IndusInd Bank Ltd.	100,636	1,804,225
Yes Bank Ltd.	76,596	1,454,168
		8,944,472
Capital Goods 0.2%
Amara Raja Batteries Ltd.	126,070	1,938,659
Eicher Motors Ltd.	1,675	602,703
Voltas Ltd.	88,554	512,603
		3,053,965
Diversified Financials 0.1%
Multi Commodity Exchange of India Ltd.	96,180	1,868,779
Energy 0.1%
Bharat Petroleum Corp., Ltd.	79,822	801,418
Food, Beverage & Tobacco 0.0%
Britannia Industries Ltd.	10,525	522,717
Materials 0.1%
UPL Ltd.	58,540	611,185

44
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Software & Services 0.1%
Vakrangee Ltd.	497,290	1,883,917
Telecommunication Services 0.0%
Bharti Infratel Ltd.	86,236	449,168
		19,905,684

Indonesia 0.9%
Banks 0.7%
Bank Tabungan Negara Persero Tbk PT	12,280,400	1,796,247
PT Bank Central Asia Tbk	2,428,900	2,887,829
PT Bank Mandiri (Persero) Tbk	6,929,100	6,103,489
		10,787,565
Capital Goods 0.2%
Pembangunan Perumahan Persero Tbk PT	2,869,300	904,924
Waskita Karya Persero Tbk PT	9,243,100	1,855,269
		2,760,193
		13,547,758

Ireland 1.0%
Banks 0.0%
Bank of Ireland *	132,914	28,451
Capital Goods 0.1%
DCC plc	431	35,066
Kingspan Group plc	27,977	684,872
		719,938
Consumer Services 0.0%
Paddy Power Betfair plc	394	40,828
Food, Beverage & Tobacco 0.4%
Glanbia plc (e)	112,897	1,839,161
Glanbia plc (e)	287,078	4,675,641
Kerry Group plc, Class A	784	56,923
		6,571,725
Materials 0.2%
CRH plc	103,458	3,358,668
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
ICON plc *	15,719	1,261,921
Shire plc	58,489	3,302,447
		4,564,368
		15,283,978

Israel 0.2%
Banks 0.0%
Bank Hapoalim B.M.	5,177	29,859
Bank Leumi Le-Israel B.M. *	6,827	25,759
Mizrahi Tefahot Bank Ltd.	689	8,973
		64,591
Materials 0.0%
Israel Chemicals Ltd.	2,525	8,973
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Taro Pharmaceutical Industries Ltd. *	74	7,512
Teva Pharmaceutical Industries Ltd. ADR	4,494	192,073
		199,585
Real Estate 0.0%
Azrieli Group Ltd.	224	9,536
Software & Services 0.2%
Check Point Software Technologies Ltd. *	31,989	2,704,990
Mobileye N.V. *	856	31,826
Nice Ltd.	280	18,586
		2,755,402
Security	Number of Shares	Value ($)
Telecommunication Services 0.0%
Bezeq The Israeli Telecommunication Corp., Ltd.	10,573	19,205
		3,057,292

Italy 3.2%
Automobiles & Components 0.1%
Brembo S.p.A.	8,284	512,891
Ferrari N.V.	639	33,643
Fiat Chrysler Automobiles N.V.	4,386	32,154
		578,688
Banks 1.1%
FinecoBank Banca Fineco S.p.A.	463,130	2,706,511
Intesa Sanpaolo S.p.A.	6,009,942	13,935,074
Mediobanca S.p.A.	2,724	19,954
UniCredit S.p.A.	26,229	65,090
Unione di Banche Italiane S.p.A.	4,397	12,132
		16,738,761
Capital Goods 0.1%
Interpump Group S.p.A.	46,185	740,726
Leonardo-Finmeccanica S.p.A. *	1,955	23,805
Prysmian S.p.A.	971	24,147
		788,678
Consumer Durables & Apparel 0.4%
Luxottica Group S.p.A.	825	41,079
Prada S.p.A.	1,683,800	5,898,876
		5,939,955
Diversified Financials 0.6%
Azimut Holding S.p.A.	21,219	340,597
Banca Generali S.p.A.	42,741	950,415
EXOR S.p.A.	191,671	8,148,841
		9,439,853
Energy 0.0%
Eni S.p.A.	12,722	184,625
Saipem S.p.A. *	30,731	12,637
Tenaris S.A.	2,282	32,276
		229,538
Food, Beverage & Tobacco 0.3%
Davide Campari-Milano S.p.A.	490,570	4,940,794
Health Care Equipment & Services 0.3%
Amplifon S.p.A.	421,170	4,450,192
Insurance 0.0%
Assicurazioni Generali S.p.A.	5,785	74,727
Poste Italiane S.p.A	2,540	16,908
UnipolSai S.p.A.	5,504	10,518
		102,153
Materials 0.3%
Buzzi Unicem S.p.A.	197,120	3,833,530
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Recordati S.p.A.	18,727	529,578
Telecommunication Services 0.0%
Telecom Italia S.p.A. *	49,919	43,394
Transportation 0.0%
Atlantia S.p.A.	2,013	49,286
Utilities 0.0%
Enel S.p.A.	38,152	164,028
Snam S.p.A.	12,018	63,321
Terna - Rete Elettrica Nationale S.p.A.	7,459	36,511
		263,860
		47,928,260

45
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Japan 15.7%
Automobiles & Components 3.2%
Aisin Seiki Co., Ltd.	1,000	43,928
Bridgestone Corp.	3,300	123,168
Denso Corp.	2,400	104,436
F.C.C. Co., Ltd.	141,200	3,115,087
Fuji Heavy Industries Ltd.	106,100	4,146,015
Honda Motor Co., Ltd.	403,707	12,079,561
Isuzu Motors Ltd.	2,900	35,870
Koito Manufacturing Co., Ltd.	585	30,714
Mazda Motor Corp.	2,900	48,093
Mitsubishi Motors Corp.	3,500	19,430
Musashi Seimitsu Industry Co., Ltd.	154,700	3,789,064
NGK Spark Plug Co., Ltd.	900	17,861
NHK Spring Co., Ltd.	1,000	9,465
Nifco, Inc.	263,100	15,152,393
Nissan Motor Co., Ltd.	12,400	126,139
NOK Corp.	500	11,268
Stanley Electric Co., Ltd.	800	22,028
Sumitomo Electric Industries Ltd.	3,700	54,662
Sumitomo Rubber Industries Ltd.	800	13,421
Suzuki Motor Corp.	1,800	64,181
The Yokohama Rubber Co., Ltd.	500	8,681
Toyoda Gosei Co., Ltd.	400	9,166
Toyota Industries Corp.	814	37,349
Toyota Motor Corp.	154,377	8,954,902
Yamaha Motor Co., Ltd.	1,400	31,101
		48,047,983
Banks 0.2%
Aozora Bank Ltd.	6,000	19,824
Concordia Financial Group Ltd.	5,900	27,356
Fukuoka Financial Group, Inc.	4,000	17,310
Japan Post Bank Co., Ltd.	2,000	23,570
Kyushu Financial Group, Inc.	2,100	13,964
Mebuki Financial Group, Inc.	4,810	17,117
Mitsubishi UFJ Financial Group, Inc.	375,300	1,936,476
Mizuho Financial Group, Inc.	118,100	198,851
Resona Holdings, Inc.	10,700	47,427
Seven Bank Ltd.	2,900	8,915
Shinsei Bank Ltd.	9,000	14,551
Sumitomo Mitsui Financial Group, Inc.	6,700	232,300
Sumitomo Mitsui Trust Holdings, Inc.	1,700	57,363
Suruga Bank Ltd.	900	21,972
The Bank of Kyoto Ltd.	2,000	14,667
The Chiba Bank Ltd.	4,000	24,739
The Chugoku Bank Ltd.	900	12,076
The Hachijuni Bank Ltd.	2,311	12,599
The Hiroshima Bank Ltd.	3,086	13,207
The Iyo Bank Ltd.	1,400	8,604
The Shizuoka Bank Ltd.	2,454	20,711
Yamaguchi Financial Group, Inc.	1,274	14,045
		2,757,644
Capital Goods 2.9%
Amada Holdings Co., Ltd.	1,626	18,522
Asahi Glass Co., Ltd.	5,000	34,969
Daifuku Co., Ltd.	32,715	591,121
Daikin Industries Ltd.	53,700	5,146,054
FANUC Corp.	24,299	4,448,841
Fuji Electric Co., Ltd.	117,000	584,249
Harmonic Drive Systems, Inc.	96,500	2,717,701
Hino Motors Ltd.	1,300	14,170
Hirata Corp.	36,300	2,757,616
Hitachi Construction Machinery Co., Ltd.	500	10,459
Hoshizaki Corp.	300	27,075
IHI Corp. *	7,000	18,415
ITOCHU Corp.	7,529	95,081
Security	Number of Shares	Value ($)
JGC Corp.	1,000	17,678
JTEKT Corp.	1,000	14,799
Kajima Corp.	5,000	33,718
Kawasaki Heavy Industries Ltd.	7,000	20,446
Keihan Holdings Co., Ltd.	2,126	14,354
Komatsu Ltd.	143,800	3,200,859
Kubota Corp.	5,200	83,815
Kurita Water Industries Ltd.	500	11,833
Kyudenko Corp.	108,800	3,505,180
LIXIL Group Corp.	1,300	29,859
Mabuchi Motor Co., Ltd.	300	17,439
Makita Corp.	17,000	1,175,385
Marubeni Corp.	8,045	42,275
Minebea Co., Ltd.	1,587	16,195
MISUMI Group, Inc.	535,500	9,766,403
Mitsubishi Corp.	7,549	164,304
Mitsubishi Electric Corp.	10,000	135,292
Mitsubishi Heavy Industries Ltd.	16,000	68,446
Mitsui & Co., Ltd.	8,400	116,382
Nabtesco Corp.	600	17,920
NGK Insulators Ltd.	1,300	23,861
Nidec Corp.	1,200	116,112
NSK Ltd.	2,300	25,568
Obayashi Corp.	3,200	30,826
Penta-Ocean Construction Co., Ltd.	824,400	4,912,711
Seibu Holdings, Inc.	800	13,842
Shimizu Corp.	3,000	26,663
SMC Corp.	237	68,700
Sumitomo Corp.	5,800	66,680
Sumitomo Heavy Industries Ltd.	3,000	15,794
Tadano Ltd.	233,600	2,623,280
Taisei Corp.	185,000	1,386,584
THK Co., Ltd.	600	12,668
Toshiba Corp. *	20,000	72,416
TOTO Ltd.	700	27,966
Toyota Tsusho Corp.	1,100	25,969
		44,366,495
Commercial & Professional Supplies 0.5%
Benefit One, Inc.	91,600	2,649,383
Dai Nippon Printing Co., Ltd.	3,000	30,091
Park24 Co., Ltd.	28,300	874,434
Recruit Holdings Co., Ltd.	1,800	72,305
Secom Co., Ltd.	1,100	79,353
Sohgo Security Services Co., Ltd.	400	18,217
Temp Holdings Co., Ltd.	34,600	586,806
Toppan Printing Co., Ltd.	2,261	21,263
Yumeshin Holdings Co., Ltd.	481,800	3,410,237
		7,742,089
Consumer Durables & Apparel 0.1%
Asics Corp.	800	17,071
Bandai Namco Holdings, Inc.	1,000	29,956
Casio Computer Co., Ltd.	1,036	14,430
Fujitsu General Ltd.	23,000	527,774
Haseko Corp.	41,700	405,816
Iida Group Holdings Co., Ltd.	713	13,782
Nikon Corp.	1,700	25,692
Panasonic Corp.	11,000	113,474
Rinnai Corp.	200	19,213
Sankyo Co., Ltd.	200	7,046
Sega Sammy Holdings, Inc.	1,000	14,766
Sekisui Chemical Co., Ltd.	2,082	32,789
Sekisui House Ltd.	2,955	48,828
Sharp Corp. *	7,000	12,146
Shimano, Inc.	345	58,988

46
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Sony Corp.	6,300	198,565
Yamaha Corp.	800	28,584
		1,568,920
Consumer Services 0.3%
Benesse Holdings, Inc.	300	7,861
McDonald's Holdings Co., Ltd.	300	8,632
Oriental Land Co., Ltd.	1,100	64,254
Resorttrust, Inc.	231,800	4,633,276
		4,714,023
Diversified Financials 2.4%
Acom Co., Ltd. *	2,000	9,203
AEON Financial Service Co., Ltd.	500	8,802
Credit Saison Co., Ltd.	711	12,291
Daiwa Securities Group, Inc.	1,574,000	9,397,078
Japan Exchange Group, Inc.	2,700	40,089
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,200	10,651
Nihon M&A Center, Inc.	289,900	9,408,347
Nomura Holdings, Inc.	1,553,600	7,781,880
ORIX Corp.	311,600	4,937,735
SBI Holdings, Inc.	1,136	13,495
Zenkoku Hosho Co., Ltd.	105,900	4,553,152
		36,172,723
Energy 0.0%
Idemitsu Kosan Co., Ltd.	400	9,192
Inpex Corp.	4,800	44,778
JX Holdings, Inc.	10,900	43,068
Showa Shell Sekiyu K.K.	900	8,385
TonenGeneral Sekiyu K.K.	1,367	13,460
		118,883
Food & Staples Retailing 0.1%
Aeon Co., Ltd.	3,200	44,223
Ain Holdings, Inc.	6,900	465,719
FamilyMart UNY Holdings Co., Ltd.	400	25,088
Lawson, Inc.	329	24,999
Seven & i Holdings Co., Ltd.	3,800	158,610
Sundrug Co., Ltd.	200	15,733
Tsuruha Holdings, Inc.	10,000	1,153,829
		1,888,201
Food, Beverage & Tobacco 0.4%
Ajinomoto Co., Inc.	2,778	61,776
Ariake Japan Co., Ltd.	74,700	4,173,255
Asahi Group Holdings Ltd.	1,900	67,775
Calbee, Inc.	400	14,513
Japan Tobacco, Inc.	5,500	209,111
Kewpie Corp.	64,300	1,826,165
Kikkoman Corp.	314	9,989
Kirin Holdings Co., Ltd.	4,100	70,486
MEIJI Holdings Co., Ltd.	600	59,844
NH Foods Ltd.	409	9,801
Nisshin Seifun Group, Inc.	1,100	16,203
Nissin Foods Holdings Co., Ltd.	300	17,364
Suntory Beverage & Food Ltd.	700	30,607
Toyo Suisan Kaisha Ltd.	465	18,839
Yakult Honsha Co., Ltd.	400	18,649
Yamazaki Baking Co., Ltd.	1,000	22,422
		6,626,799
Health Care Equipment & Services 1.0%
Alfresa Holdings Corp.	1,000	21,134
Asahi Intecc Co., Ltd.	68,000	2,944,979
CYBERDYNE, Inc. *	500	7,503
Hogy Medical Co., Ltd.	81,800	5,388,079
Hoya Corp.	2,000	83,448
M3, Inc.	36,100	1,098,561
Medipal Holdings Corp.	800	13,669
Security	Number of Shares	Value ($)
Miraca Holdings, Inc.	76,800	3,707,611
Olympus Corp.	27,900	994,509
Suzuken Co., Ltd.	400	12,848
Sysmex Corp.	800	55,442
Terumo Corp.	1,700	65,742
		14,393,525
Household & Personal Products 0.7%
Kao Corp.	59,600	3,066,808
Kose Corp.	200	18,246
Lion Corp.	207,000	3,385,483
Pigeon Corp.	125,400	3,527,950
Pola Orbis Holdings, Inc.	9,900	823,772
Shiseido Co., Ltd.	1,900	49,009
Unicharm Corp.	2,000	47,558
		10,918,826
Insurance 0.1%
Anicom Holdings, Inc.	67,700	1,516,705
Dai-ichi Life Holdings, Inc.	5,300	77,703
Japan Post Holdings Co., Ltd.	2,200	28,004
MS&AD Insurance Group Holdings, Inc.	2,510	74,514
Sompo Holdings, Inc.	1,800	58,242
Sony Financial Holdings, Inc.	900	12,640
T&D Holdings, Inc.	2,800	33,860
Tokio Marine Holdings, Inc.	3,400	134,108
		1,935,776
Materials 0.2%
Air Water, Inc.	778	14,556
Asahi Kasei Corp.	157,463	1,419,533
Daicel Corp.	1,400	18,409
Hitachi Chemical Co., Ltd.	500	11,688
Hitachi Metals Ltd.	1,000	12,499
JFE Holdings, Inc.	2,600	37,265
JSR Corp.	900	13,677
Kaneka Corp.	1,337	11,062
Kansai Paint Co., Ltd.	1,073	23,059
Kobe Steel Ltd. *	1,400	11,553
Kuraray Co., Ltd.	1,700	25,773
Maruichi Steel Tube Ltd.	300	9,672
Mitsubishi Chemical Holdings Corp.	6,600	43,335
Mitsubishi Gas Chemical Co., Inc.	1,000	15,391
Mitsubishi Materials Corp.	604	17,305
Mitsui Chemicals, Inc.	5,000	24,623
Nippon Paint Holdings Co., Ltd.	800	27,202
Nippon Steel & Sumitomo Metal Corp.	4,000	79,252
Nissan Chemical Industries Ltd.	25,800	874,740
Nitto Denko Corp.	800	55,735
Oji Holdings Corp.	4,000	16,913
Shin-Etsu Chemical Co., Ltd.	1,924	145,880
Sumitomo Chemical Co., Ltd.	8,000	37,835
Sumitomo Metal Mining Co., Ltd.	2,000	25,990
Taiheiyo Cement Corp.	6,000	17,183
Taiyo Nippon Sanso Corp.	629	6,612
Teijin Ltd.	1,000	19,321
Toray Industries, Inc.	7,000	65,149
Toyo Seikan Group Holdings Ltd.	800	14,756
		3,095,968
Media 0.0%
Dentsu, Inc.	1,100	54,834
Hakuhodo DY Holdings, Inc.	1,100	13,221
Toho Co., Ltd.	600	18,001
Vector, Inc.	45,400	537,683
		623,739
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Astellas Pharma, Inc.	10,400	154,355
Chugai Pharmaceutical Co., Ltd.	1,100	37,486

47
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Daiichi Sankyo Co., Ltd.	3,000	72,087
Eisai Co., Ltd.	1,300	82,846
Hisamitsu Pharmaceutical Co., Inc.	300	16,002
Kyowa Hakko Kirin Co., Ltd.	1,200	18,310
Mitsubishi Tanabe Pharma Corp.	1,100	21,411
Ono Pharmaceutical Co., Ltd.	2,100	53,243
Otsuka Holdings Co., Ltd.	2,000	87,532
Santen Pharmaceutical Co., Ltd.	1,800	26,248
Sawai Pharmaceutical Co., Ltd.	7,600	491,128
Shionogi & Co., Ltd.	56,000	2,757,887
Sumitomo Dainippon Pharma Co., Ltd.	800	13,856
Taisho Pharmaceutical Holdings Co., Ltd.	200	19,510
Takeda Pharmaceutical Co., Ltd.	3,600	161,010
		4,012,911
Real Estate 0.2%
Aeon Mall Co., Ltd.	500	7,425
Daito Trust Construction Co., Ltd.	6,100	1,022,230
Daiwa House Industry Co., Ltd.	2,800	76,850
Daiwa House REIT Investment Corp.	7	18,978
Hulic Co., Ltd.	1,500	14,283
Japan Prime Realty Investment Corp.	4	17,274
Japan Real Estate Investment Corp.	7	40,536
Japan Retail Fund Investment Corp.	13	29,575
Mitsubishi Estate Co., Ltd.	6,587	130,916
Mitsui Fudosan Co., Ltd.	4,000	91,096
Nippon Building Fund, Inc.	7	41,596
Nippon Prologis REIT, Inc.	250	565,790
Nomura Real Estate Holdings, Inc.	700	11,821
Nomura Real Estate Master Fund, Inc.	20	32,464
NTT Urban Development Corp.	700	6,435
Sumitomo Realty & Development Co., Ltd.	1,495	39,297
Tokyo Tatemono Co., Ltd.	1,000	12,703
Tokyu Fudosan Holdings Corp.	2,500	14,091
United Urban Investment Corp.	15	25,365
		2,198,725
Retailing 0.4%
ABC-Mart, Inc.	200	12,169
Don Quijote Holdings Co., Ltd.	600	22,806
Fast Retailing Co., Ltd.	230	77,486
Hikari Tsushin, Inc.	100	9,180
Isetan Mitsukoshi Holdings Ltd.	1,721	17,393
J. Front Retailing Co., Ltd.	1,100	15,143
Marui Group Co., Ltd.	1,100	15,431
Nitori Holdings Co., Ltd.	14,805	1,768,484
Rakuten, Inc.	4,600	53,032
Ryohin Keikaku Co., Ltd.	18,300	3,908,928
Shimamura Co., Ltd.	142	18,178
Start Today Co., Ltd.	900	15,771
Takashimaya Co., Ltd.	2,000	16,312
USS Co., Ltd.	1,100	18,604
Yamada Denki Co., Ltd.	3,300	17,058
		5,985,975
Semiconductors & Semiconductor Equipment 0.2%
Rohm Co., Ltd.	500	26,282
Tokyo Electron Ltd.	800	72,164
Ulvac, Inc.	87,300	2,756,408
		2,854,854
Software & Services 0.8%
Dip Corp.	129,900	3,441,005
Fujitsu Ltd.	9,000	53,380
GMO Payment Gateway, Inc.	48,000	2,204,715
GungHo Online Entertainment, Inc.	2,100	5,313
Istyle, Inc.	303,100	2,387,756
Kakaku.com, Inc.	700	11,760
Konami Holdings Corp.	500	19,746
LINE Corp. ADR *	12,723	514,773
Security	Number of Shares	Value ($)
Mixi, Inc.	201	7,384
Nexon Co., Ltd.	900	15,321
Nintendo Co., Ltd.	600	144,636
Nomura Research Institute Ltd.	600	20,811
NTT Data Corp.	600	30,963
Obic Co., Ltd.	300	15,585
Oracle Corp., Japan	8,100	440,825
Otsuka Corp.	300	14,273
SCSK Corp.	18,300	682,643
SMS Co., Ltd.	71,700	1,866,618
TIS, Inc.	22,200	502,352
Trend Micro, Inc.	600	21,129
Yahoo Japan Corp.	6,900	26,468
		12,427,456
Technology Hardware & Equipment 1.2%
Alps Electric Co., Ltd.	42,000	1,007,482
Brother Industries Ltd.	1,100	20,184
Canon, Inc.	5,365	154,126
FUJIFILM Holdings Corp.	2,200	83,184
Hamamatsu Photonics K.K.	700	21,181
Hirose Electric Co., Ltd.	200	26,391
Hitachi High-Technologies Corp.	400	16,682
Hitachi Ltd.	24,322	129,658
Keyence Corp.	6,000	4,398,548
Konica Minolta, Inc.	2,200	19,706
Kyocera Corp.	1,600	77,742
Murata Manufacturing Co., Ltd.	924	129,029
NEC Corp.	13,000	34,762
Nippon Electric Glass Co., Ltd.	2,000	10,880
Omron Corp.	145,300	5,576,731
Osaki Electric Co., Ltd.	368,000	3,531,932
Ricoh Co., Ltd.	3,500	28,526
Seiko Epson Corp.	1,400	28,375
Shimadzu Corp.	1,000	14,551
TDK Corp.	600	41,427
Topcon Corp.	196,800	2,937,398
Yaskawa Electric Corp.	1,321	21,075
Yokogawa Electric Corp.	1,100	15,452
		18,325,022
Telecommunication Services 0.1%
KDDI Corp.	9,200	279,617
Nippon Telegraph & Telephone Corp.	3,500	155,179
NTT DOCOMO, Inc.	7,000	175,798
SoftBank Group Corp.	4,831	304,261
		914,855
Transportation 0.1%
ANA Holdings, Inc.	5,409	15,193
Central Japan Railway Co.	700	119,032
East Japan Railway Co.	1,638	144,191
Hankyu Hanshin Holdings, Inc.	1,200	39,730
Japan Airlines Co., Ltd.	600	17,707
Japan Airport Terminal Co., Ltd.	200	7,677
Kamigumi Co., Ltd.	1,000	8,538
Keikyu Corp.	2,000	20,178
Keio Corp.	3,000	24,830
Keisei Electric Railway Co., Ltd.	733	17,673
Kintetsu Group Holdings Co., Ltd.	9,000	36,329
Kyushu Railway Co. *	20,900	615,820
Mitsubishi Logistics Corp.	1,000	13,536
Mitsui O.S.K. Lines Ltd.	6,000	15,004
Nagoya Railroad Co., Ltd.	5,000	26,384
Nippon Express Co., Ltd.	4,000	19,758
Nippon Yusen K.K.	8,000	16,372
Odakyu Electric Railway Co., Ltd.	1,500	30,606
Tobu Railway Co., Ltd.	5,000	24,548
Tokyu Corp.	5,000	37,432

48
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
West Japan Railway Co.	841	51,786
Yamato Holdings Co., Ltd.	1,800	41,009
		1,343,333
Utilities 0.3%
Chubu Electric Power Co., Inc.	3,131	46,092
Electric Power Development Co., Ltd.	700	16,301
eRex Co., Ltd.	132,200	4,144,209
Hokuriku Electric Power Co.	800	9,087
Kyushu Electric Power Co., Inc.	2,100	19,082
Osaka Gas Co., Ltd.	9,000	37,433
Shikoku Electric Power Co., Inc.	900	8,463
The Chugoku Electric Power Co., Inc.	1,500	17,552
The Kansai Electric Power Co., Inc. *	3,400	32,505
Toho Gas Co., Ltd.	2,330	21,607
Tohoku Electric Power Co., Inc.	2,200	26,954
Tokyo Electric Power Co. Holdings, Inc. *	7,000	27,122
Tokyo Gas Co., Ltd.	10,000	45,375
		4,451,782
		237,486,507

Luxembourg 0.0%
Telecommunication Services 0.0%
Millicom International Cellular S.A. SDR	334	14,675

Mexico 0.7%
Banks 0.2%
Banregio Grupo Financiero S.A.B de C.V.	516,070	3,381,308
Consumer Services 0.0%
Alsea S.A.B. de C.V.	5,000	18,660
Food, Beverage & Tobacco 0.1%
Arca Continental S.A.B. de C.V.	166,904	1,038,636
Media 0.4%
Grupo Televisa S.A.B. ADR	269,800	6,618,194
		11,056,798

Netherlands 1.4%
Banks 0.0%
ABN AMRO Group N.V. CVA	1,142	26,357
ING Groep N.V.	19,240	252,564
		278,921
Capital Goods 0.5%
AerCap Holdings N.V. *	832	34,204
Boskalis Westminster N.V.	43,193	1,393,042
Koninklijke Philips N.V.	181,739	5,476,189
		6,903,435
Commercial & Professional Supplies 0.0%
Randstad Holding N.V.	619	31,837
RELX N.V.	4,929	83,115
Wolters Kluwer N.V.	1,502	58,083
		173,035
Energy 0.0%
Koninklijke Vopak N.V.	333	16,807
Food & Staples Retailing 0.2%
Koninklijke Ahold Delhaize N.V.	119,786	2,732,606
Food, Beverage & Tobacco 0.3%
Heineken Holding N.V.	502	38,625
Heineken N.V.	1,156	95,218
Refresco Group N.V. (d)	336,853	4,920,642
		5,054,485
Household & Personal Products 0.0%
Unilever N.V. CVA	8,134	340,212
Security	Number of Shares	Value ($)
Insurance 0.0%
Aegon N.V.	9,732	42,100
NN Group N.V.	1,650	49,702
		91,802
Materials 0.2%
Akzo Nobel N.V.	32,747	2,115,818
ArcelorMittal *	9,029	61,008
Koninklijke DSM N.V.	922	59,261
OCI N.V. *	395	5,483
		2,241,570
Media 0.0%
Altice N.V., Class A *	1,782	32,867
Altice N.V., Class B *	586	10,910
		43,777
Real Estate 0.0%
Unibail-Rodamco SE	496	117,733
Retailing 0.0%
GrandVision N.V.	12,446	285,027
Semiconductors & Semiconductor Equipment 0.2%
ASML Holding N.V.	19,369	2,049,122
NXP Semiconductors N.V. *	13,836	1,383,600
		3,432,722
Software & Services 0.0%
Gemalto N.V.	391	21,244
Telecommunication Services 0.0%
Koninklijke KPN N.V.	16,768	54,676
		21,788,052

New Zealand 1.5%
Consumer Services 0.2%
SKYCITY Entertainment Group Ltd.	1,115,551	3,109,966
Health Care Equipment & Services 0.0%
Fisher & Paykel Healthcare Corp., Ltd.	67,073	424,668
Ryman Healthcare Ltd.	1,821	11,558
		436,226
Materials 0.0%
Fletcher Building Ltd.	3,507	25,980
Telecommunication Services 0.1%
Spark New Zealand Ltd.	242,001	632,926
Transportation 0.7%
Auckland International Airport Ltd.	2,276,351	10,720,618
Utilities 0.5%
Contact Energy Ltd.	3,563	12,115
Mercury NZ Ltd. (g)	3,710,179	8,099,442
Meridian Energy Ltd.	6,222	11,436
		8,122,993
		23,048,709

Norway 0.6%
Banks 0.0%
DNB A.S.A.	4,916	71,069
Energy 0.5%
Aker BP A.S.A *	362,400	5,798,991
Statoil A.S.A.	5,526	90,218
TGS Nopec Geophysical Co. A.S.A.	89,600	1,812,365
		7,701,574
Food, Beverage & Tobacco 0.0%
Marine Harvest A.S.A. *	1,860	33,752
Orkla A.S.A.	4,124	38,941
		72,693

49
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Insurance 0.1%
Gjensidige Forsikring A.S.A.	83,282	1,492,169
Materials 0.0%
Norsk Hydro A.S.A.	6,498	29,051
Yara International A.S.A.	864	30,520
		59,571
Media 0.0%
Schibsted A.S.A., B Shares	462	10,409
Schibsted A.S.A., Class A	393	9,419
		19,828
Telecommunication Services 0.0%
Telenor A.S.A.	3,779	60,104
		9,477,008

Papua New Guinea 0.0%
Energy 0.0%
Oil Search Ltd.	6,621	33,189

Peru 0.1%
Banks 0.1%
Credicorp Ltd.	9,350	1,390,158

Portugal 0.1%
Banks 0.0%
Banco Espirito Santo S.A. - Reg'd *(f)(g)	42,176	—
Energy 0.0%
Galp Energia, SGPS, S.A.	2,309	31,306
Food & Staples Retailing 0.1%
Jeronimo Martins, SGPS, S.A.	75,349	1,294,731
Utilities 0.0%
EDP - Energias de Portugal S.A.	11,529	38,106
		1,364,143

Republic of Korea 1.2%
Food, Beverage & Tobacco 0.0%
KT&G Corp.	2,057	202,882
Health Care Equipment & Services 0.2%
Vieworks Co., Ltd.	70,040	3,761,262
Household & Personal Products 0.0%
Tonymoly Co., Ltd.	6,199	206,604
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Caregen Co., Ltd.	9,950	821,099
Semiconductors & Semiconductor Equipment 0.2%
SK Hynix, Inc.	79,490	2,843,089
Software & Services 0.1%
NAVER Corp.	2,473	1,850,213
Technology Hardware & Equipment 0.6%
Samsung Electronics Co., Ltd.	5,998	8,579,108
		18,264,257

Singapore 2.2%
Banks 0.0%
DBS Group Holdings Ltd.	8,816	95,025
Oversea-Chinese Banking Corp., Ltd.	15,538	94,660
United Overseas Bank Ltd.	6,541	88,242
		277,927
Capital Goods 0.1%
Jardine Matheson Holdings Ltd.	1,209	73,640
Keppel Corp., Ltd.	7,000	26,472
Noble Group Ltd. *	34,000	4,043
Security	Number of Shares	Value ($)
Sarine Technologies Ltd. (g)	1,661,500	1,942,595
Sembcorp Industries Ltd.	5,200	9,416
Sembcorp Marine Ltd.	3,100	2,874
Singapore Technologies Engineering Ltd.	7,400	16,636
Yangzijiang Shipbuilding Holdings Ltd.	7,700	4,117
		2,079,793
Consumer Services 0.0%
Genting Singapore plc	28,700	15,358
Diversified Financials 0.0%
Singapore Exchange Ltd.	3,900	19,871
Food, Beverage & Tobacco 0.0%
Golden Agri-Resources Ltd.	34,700	9,582
Wilmar International Ltd.	9,300	22,079
		31,661
Media 0.0%
Singapore Press Holdings Ltd.	8,200	21,914
Real Estate 1.0%
Ascendas Real Estate Investment Trust	4,484,433	7,642,135
CapitaLand Commercial Trust Ltd.	10,000	11,316
CapitaLand Ltd.	12,400	27,502
CapitaLand Mall Trust	4,761,600	7,095,453
City Developments Ltd.	1,927	11,733
Global Logistic Properties Ltd.	13,100	16,669
Suntec Real Estate Investment Trust	11,824	14,281
UOL Group Ltd.	2,100	8,541
		14,827,630
Retailing 0.0%
Jardine Cycle & Carriage Ltd.	511	15,474
Telecommunication Services 0.0%
Singapore Telecommunications Ltd.	40,000	112,055
StarHub Ltd.	3,300	8,010
		120,065
Transportation 1.1%
ComfortDelGro Corp., Ltd.	11,100	20,238
Hutchison Port Holdings Trust, Class U	25,700	11,416
SATS Ltd.	2,739,100	9,528,967
SIA Engineering Co., Ltd. (g)	2,584,200	6,854,051
Singapore Airlines Ltd.	2,631	19,145
		16,433,817
		33,843,510

South Africa 0.4%
Capital Goods 0.0%
The Bidvest Group Ltd.	32,115	399,002
Diversified Financials 0.0%
RMB Holdings Ltd.	109,839	483,847
Food & Staples Retailing 0.1%
Bid Corp., Ltd.	32,115	563,956
The SPAR Group Ltd.	51,300	726,675
		1,290,631
Insurance 0.1%
Sanlam Ltd.	169,858	822,741
Media 0.2%
Naspers Ltd., N Shares	16,467	2,757,897
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Aspen Pharmacare Holdings Ltd.	14,267	310,801
		6,064,919

50
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Spain 1.3%
Banks 0.2%
Banco Bilbao Vizcaya Argentaria S.A.	32,889	236,757
Banco De Sabadell S.A.	25,420	33,941
Banco Popular Espanol S.A.	16,129	17,647
Banco Santander S.A.	72,090	353,243
Bankia S.A.	22,259	19,556
Bankinter S.A.	238,342	1,821,736
CaixaBank S.A.	16,431	49,579
		2,532,459
Capital Goods 0.0%
ACS Actividades de Construccion y Servicios S.A.	952	29,120
Ferrovial S.A.	2,414	46,899
Zardoya Otis S.A.	881	7,420
		83,439
Commercial & Professional Supplies 0.4%
Applus Services S.A.	94,800	909,599
Prosegur Cia de Seguridad S.A. - Reg'd	700,270	5,077,796
		5,987,395
Energy 0.0%
Repsol S.A.	5,583	77,953
Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	3,181	16,990
Insurance 0.0%
Mapfre S.A.	5,208	15,449
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Grifols S.A.	1,442	28,454
Retailing 0.2%
Industria de Diseno Textil S.A.	82,630	2,883,160
Software & Services 0.3%
Amadeus IT Group S.A.	55,590	2,616,278
Indra Sistemas S.A. *	179,720	2,222,533
		4,838,811
Telecommunication Services 0.0%
Telefonica S.A.	22,383	227,425
Transportation 0.2%
Abertis Infraestructuras S.A.	3,160	46,839
Aena S.A.	12,383	1,814,550
International Consolidated Airlines Group S.A.	3,927	20,810
		1,882,199
Utilities 0.0%
Enagas S.A.	1,143	32,764
Endesa S.A.	1,535	32,581
Gas Natural SDG S.A.	1,692	33,306
Iberdrola S.A.	27,606	187,871
Red Electrica Corp. S.A.	2,140	44,582
		331,104
		18,904,838

Sweden 4.5%
Automobiles & Components 0.3%
Dometic Group AB *	590,730	4,179,346
Banks 0.4%
Nordea Bank AB	15,201	159,749
Skandinaviska Enskilda Banken AB, A Shares	7,631	76,969
Security	Number of Shares	Value ($)
Svenska Handelsbanken AB, A Shares	7,545	102,862
Swedbank AB, A Shares	228,818	5,354,162
		5,693,742
Capital Goods 1.2%
Alfa Laval AB	1,419	20,358
Assa Abloy AB, Class B	141,198	2,566,053
Atlas Copco AB, A Shares	3,328	97,494
Atlas Copco AB, B Shares	68,129	1,779,570
Eltel AB (d)	400,794	2,487,062
Saab AB, Class B	115,490	4,090,381
Sandvik AB	5,267	59,841
Skanska AB, B Shares	1,677	36,419
SKF AB, B Shares	368,123	6,235,248
Volvo AB, B Shares	7,637	81,914
		17,454,340
Commercial & Professional Supplies 0.6%
AF AB, B Shares (g)	427,093	7,816,396
Intrum Justitia AB	22,958	707,852
Securitas AB, B Shares	1,527	23,567
		8,547,815
Consumer Durables & Apparel 0.0%
Electrolux AB, B Shares	1,162	27,503
Husqvarna AB, B Shares	63,055	474,058
		501,561
Diversified Financials 0.0%
Industrivarden AB, C Shares	809	14,429
Investor AB, B Shares	2,258	80,187
Kinnevik AB, Class B	1,137	28,745
		123,361
Energy 0.0%
Lundin Petroleum AB *	922	16,573
Food & Staples Retailing 0.0%
Axfood AB	28,189	440,536
ICA Gruppen AB	397	12,325
		452,861
Food, Beverage & Tobacco 0.4%
AAK AB	96,761	6,389,631
Swedish Match AB	949	33,025
		6,422,656
Health Care Equipment & Services 0.0%
Getinge AB, B Shares	976	15,982
Household & Personal Products 0.4%
Oriflame Holding AG *	167,400	6,150,180
Svenska Cellulosa AB, S.C.A., B Shares	3,046	86,271
		6,236,451
Materials 0.4%
BillerudKorsnas AB	28,097	461,393
Boliden AB	47,312	1,096,524
Hexpol AB	53,801	442,149
SSAB AB, A Shares *	1,381,860	4,382,836
		6,382,902
Real Estate 0.1%
Fabege AB	29,688	501,413
Fastighets AB Balder, B Shares *	40,040	909,449
Hufvudstaden AB, A Shares	30,997	479,755
		1,890,617
Retailing 0.5%
Hennes & Mauritz AB, B Shares	247,153	6,950,598

51
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Technology Hardware & Equipment 0.2%
Hexagon AB, B Shares	62,114	2,173,497
Telefonaktiebolaget LM Ericsson, B Shares	15,280	74,121
		2,247,618
Telecommunication Services 0.0%
Tele2 AB, B Shares	1,554	12,832
Telia Co. AB	13,088	52,285
		65,117
		67,181,540

Switzerland 5.7%
Capital Goods 0.6%
ABB Ltd. - Reg'd *	9,835	202,900
Belimo Holding AG - Reg'd	717	2,191,830
Burckhardt Compression Holding AG	11,685	3,389,010
Daetwyler Holding AG	18,155	2,487,055
Geberit AG - Reg'd	187	79,058
Schindler Holding AG	224	41,614
Schindler Holding AG - Reg'd	99	18,326
		8,409,793
Commercial & Professional Supplies 0.0%
Adecco Group AG	808	47,979
dorma+kaba Holding AG - Reg'd, Series B *	689	478,775
SGS S.A. - Reg'd	27	54,650
		581,404
Consumer Durables & Apparel 1.0%
Cie Financiere Richemont S.A. - Reg'd	128,711	8,274,814
The Swatch Group AG - Bearer Shares	23,916	7,192,901
The Swatch Group AG - Reg'd	240	13,836
		15,481,551
Diversified Financials 1.5%
Cembra Money Bank AG *	6,955	531,589
Credit Suisse Group AG - Reg'd *	1,266,656	17,673,364
Julius Baer Group Ltd. *	1,091	44,166
Pargesa Holding S.A.	181	12,150
Partners Group Holding AG	6,869	3,477,363
UBS Group AG - Reg’d	18,147	256,556
		21,995,188
Food, Beverage & Tobacco 0.1%
Aryzta AG *	448	19,686
Barry Callebaut AG - Reg'd *	11	13,699
Chocoladefabriken Lindt & Spruengli AG	5	25,964
Chocoladefabriken Lindt & Spruengli AG - Reg'd	1	62,048
Nestle S.A. - Reg'd	20,202	1,464,925
		1,586,322
Health Care Equipment & Services 0.4%
Sonova Holding AG - Reg'd	260	34,869
Straumann Holding AG - Reg'd	11,233	4,214,514
Ypsomed Holding AG - Reg’d *	12,200	2,329,502
		6,578,885
Insurance 0.0%
Baloise Holding AG - Reg'd	244	30,019
Swiss Life Holding AG - Reg'd *	159	42,077
Swiss Re AG	1,670	154,995
Zurich Insurance Group AG *	752	196,841
		423,932
Materials 0.6%
EMS-Chemie Holding AG - Reg'd	40	20,078
Givaudan S.A. - Reg'd	46	88,967
LafargeHolcim Ltd. - Reg'd *	168,941	9,011,433
Security	Number of Shares	Value ($)
Sika AG	11	52,871
Syngenta AG - Reg'd	464	185,677
		9,359,026
Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Actelion Ltd. - Reg'd *	16,566	2,393,718
Galenica AG - Reg'd	19	19,049
Lonza Group AG - Reg'd *	11,194	2,112,327
Novartis AG - Reg'd	11,140	790,579
Roche Holding AG	3,505	805,034
		6,120,707
Real Estate 0.0%
Swiss Prime Site AG - Reg'd *	354	29,360
Retailing 0.0%
Dufry AG - Reg'd *	225	27,373
Semiconductors & Semiconductor Equipment 0.2%
U-Blox AG *	15,496	2,929,144
Software & Services 0.3%
Luxoft Holding, Inc. *	7,307	387,271
Temenos Group AG - Reg'd *	61,940	4,000,179
		4,387,450
Technology Hardware & Equipment 0.3%
Logitech International S.A. - Reg'd	165,640	4,006,250
Telecommunication Services 0.0%
Swisscom AG - Reg'd	129	58,969
Transportation 0.3%
Kuehne & Nagel International AG - Reg'd	31,261	4,237,181
		86,212,535

Taiwan 1.7%
Automobiles & Components 0.3%
Hota Industrial Manufacturing Co., Ltd.	442,000	1,847,163
Tung Thih Electronic Co., Ltd.	128,000	1,867,556
		3,714,719
Capital Goods 0.2%
Airtac International Group	362,000	2,878,592
Consumer Durables & Apparel 0.5%
Basso Industry Corp.	955,000	2,568,269
Eclat Textile Co., Ltd.	221,000	2,504,158
Nien Made Enterprise Co., Ltd.	270,000	3,127,331
		8,199,758
Consumer Services 0.2%
Gourmet Master Co., Ltd.	285,850	2,565,212
Semiconductors & Semiconductor Equipment 0.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	182,000	1,092,246
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	164,443	5,114,177
		6,206,423
Technology Hardware & Equipment 0.1%
Largan Precision Co., Ltd.	15,000	1,769,627
		25,334,331

Thailand 0.1%
Food & Staples Retailing 0.1%
Taokaenoi Food & Marketing PCL	2,144,300	1,593,022

Turkey 0.1%
Banks 0.1%
Turkiye Garanti Bankasi A/S	460,394	1,252,796

52
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
United Arab Emirates 0.1%
Banks 0.1%
Dubai Islamic Bank PJSC	693,380	987,785

United Kingdom 14.9%
Automobiles & Components 0.0%
GKN plc	8,280	32,291
Banks 1.4%
Barclays plc	83,963	194,526
HSBC Holdings plc	98,843	744,400
Lloyds Banking Group plc	21,067,975	14,712,252
Royal Bank of Scotland Group plc *	2,115,738	4,889,279
Standard Chartered plc *	16,436	142,926
		20,683,383
Capital Goods 3.5%
Ashtead Group plc	491,446	7,657,475
BAE Systems plc	15,908	105,402
Bunzl plc	58,407	1,568,072
CNH Industrial N.V.	1,369,989	10,636,100
Cobham plc	8,004	13,965
Diploma plc (g)	487,213	5,590,772
IMI plc	1,329	16,143
Interserve plc	887,296	3,676,282
Meggitt plc	605,668	3,222,126
Rolls-Royce Holdings plc *	9,109	80,857
Rolls-Royce Holdings plc *(f)	419,014	513
Rotork plc	718,280	1,791,935
Smiths Group plc	169,826	2,942,775
Spirax-Sarco Engineering plc	174,147	9,389,153
The Weir Group plc	1,044	21,687
Travis Perkins plc	1,202	19,556
Ultra Electronics Holdings plc	191,014	4,340,166
Wolseley plc	34,765	1,803,242
		52,876,221
Commercial & Professional Supplies 1.3%
Aggreko plc	1,251	12,232
Babcock International Group plc	60,664	733,296
Capita plc	3,240	23,192
Experian plc	331,059	6,364,455
G4S plc	1,402,166	3,766,386
Intertek Group plc	19,713	822,467
RELX plc	5,447	97,230
Rentokil Initial plc	2,391,970	6,671,973
Serco Group plc *	1,122,430	1,879,802
		20,371,033
Consumer Durables & Apparel 0.3%
Barratt Developments plc	4,964	27,528
Bellway plc	156,405	4,526,083
Burberry Group plc	2,218	40,002
Persimmon plc	1,525	31,567
Taylor Wimpey plc	16,196	28,047
The Berkeley Group Holdings plc	648	18,689
		4,671,916
Consumer Services 0.5%
Carnival plc	936	45,146
Compass Group plc	151,304	2,737,736
Domino's Pizza Group plc	109,357	454,693
Greene King plc	341,788	3,057,448
InterContinental Hotels Group plc	972	37,683
Merlin Entertainments plc	3,460	19,500
TUI AG (e)	2,409	30,536
TUI AG (e)	96,105	1,222,816
Security	Number of Shares	Value ($)
Whitbread plc	890	39,316
William Hill plc	4,309	15,588
		7,660,462
Diversified Financials 0.8%
3i Group plc	107,731	883,093
Aberdeen Asset Management plc	4,498	17,594
Ashmore Group plc	807,980	3,469,916
Hargreaves Lansdown plc	1,260	17,863
ICAP plc	2,698	15,998
Intermediate Capital Group plc	68,326	506,100
Investec plc	3,030	18,805
Jupiter Fund Management plc	79,055	416,823
London Stock Exchange Group plc	1,581	54,305
Provident Financial plc	710	25,596
Schroders plc	173,765	5,980,957
Schroders plc, Non-Voting Shares	1,100	28,012
		11,435,062
Energy 0.5%
BP plc	93,053	550,102
Petrofac Ltd.	1,264	12,448
Royal Dutch Shell plc, A Shares (e)	21,336	531,417
Royal Dutch Shell plc, A Shares (e)	158,372	3,946,213
Royal Dutch Shell plc, B Shares	18,694	482,165
Tullow Oil plc *	524,520	1,693,533
		7,215,878
Food & Staples Retailing 0.0%
J. Sainsbury plc	8,306	25,467
Tesco plc *	40,989	105,575
WM Morrison Supermarkets plc	10,817	29,944
		160,986
Food, Beverage & Tobacco 0.7%
Associated British Foods plc	1,765	53,090
British American Tobacco plc	56,964	3,264,774
Coca-Cola European Partners plc	1,064	40,948
Coca-Cola HBC AG CDI *	966	20,846
Diageo plc	195,270	5,197,411
Greencore Group plc	412,632	1,665,136
Imperial Brands plc	4,792	231,798
Tate & Lyle plc	2,371	22,612
		10,496,615
Health Care Equipment & Services 0.0%
Mediclinic International plc	1,955	21,677
Smith & Nephew plc	4,443	64,230
		85,907
Household & Personal Products 0.2%
Reckitt Benckiser Group plc	34,954	3,127,002
Unilever plc	6,412	267,696
		3,394,698
Insurance 0.2%
Admiral Group plc	41,773	978,707
Aviva plc	20,339	110,212
Direct Line Insurance Group plc	6,644	28,108
Hiscox Ltd.	68,459	854,835
Legal & General Group plc	29,316	74,998
Old Mutual plc	24,824	61,066
Prudential plc	12,768	208,359
RSA Insurance Group plc	4,959	33,481
St. James's Place plc	2,531	29,230
Standard Life plc	9,602	39,624
		2,418,620
Materials 3.3%
Anglo American plc *	7,039	97,696
Antofagasta plc	1,862	12,384

53
Laudus MarketMasters Funds  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
BHP Billiton plc	293,894	4,419,303
Croda International plc	257,464	11,010,398
Elementis plc	678,093	1,977,642
Fresnillo plc	1,068	21,487
Glencore plc *	5,850,709	17,909,639
Johnson Matthey plc	44,541	1,856,611
Mondi plc	1,774	34,621
Randgold Resources Ltd.	455	40,407
Rio Tinto plc	6,186	215,120
RPC Group plc	566,960	6,574,781
Victrex plc	292,830	6,270,672
		50,440,761
Media 0.5%
Cineworld Group plc	62,317	411,503
Informa plc	174,605	1,436,493
ITV plc	17,850	37,213
Pearson plc	4,059	37,551
Sky plc	170,516	1,704,690
UBM plc	102,182	897,148
WPP plc	104,083	2,259,959
		6,784,557
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
AstraZeneca plc	6,314	353,553
GlaxoSmithKline plc	24,313	480,287
Hikma Pharmaceuticals plc	698	14,971
		848,811
Real Estate 0.0%
Hammerson plc	3,790	25,497
Intu Properties plc	4,571	15,405
Land Securities Group plc	3,855	47,072
Segro plc	4,204	22,517
The British Land Co., plc	4,746	33,979
		144,470
Retailing 0.3%
ASOS plc *	54,040	3,469,026
Dixons Carphone plc	4,729	18,181
Kingfisher plc	11,245	49,674
Marks & Spencer Group plc	8,017	33,357
Next plc	708	41,654
WH Smith plc	32,017	576,289
		4,188,181
Software & Services 0.2%
Auto Trader Group plc	5,076	23,255
Micro Focus International plc	41,526	1,087,380
Moneysupermarket.com Group plc	102,524	328,263
The Sage Group plc	172,290	1,520,108
Worldpay Group plc	8,928	31,029
		2,990,035
Technology Hardware & Equipment 1.0%
Halma plc	478,490	6,125,586
Laird plc	1,482,932	2,631,909
Oxford Instruments plc	162,095	1,341,214
Renishaw plc	9,631	303,575
Spectris plc	178,707	4,474,558
		14,876,842
Telecommunication Services 0.0%
BT Group plc	42,195	193,677
Inmarsat plc	2,172	18,631
Vodafone Group plc	132,620	364,218
		576,526
Security	Number of Shares	Value ($)
Transportation 0.1%
BBA Aviation plc	583,400	1,844,726
easyJet plc	768	8,807
Royal Mail plc	4,388	26,326
		1,879,859
Utilities 0.0%
Centrica plc	26,633	69,759
National Grid plc	18,589	241,801
Severn Trent plc	1,144	32,565
SSE plc	5,055	98,285
United Utilities Group plc	3,372	38,761
		481,171
		224,714,285

United States 0.4%
Insurance 0.4%
Willis Towers Watson plc	49,966	6,290,719
Total Common Stock
(Cost $1,334,528,352)		1,440,835,913

Preferred Stock 0.8% of net assets

Brazil 0.1%
Banks 0.1%
Itau Unibanco Holding S.A.	149,150	1,794,286

Germany 0.7%
Automobiles & Components 0.0%
Bayerische Motoren Werke AG	280	21,259
Porsche Automobil Holding SE	763	41,231
Schaeffler AG	807	12,234
Volkswagen AG	930	128,224
		202,948
Capital Goods 0.2%
Jungheinrich AG	73,770	2,329,071
Health Care Equipment & Services 0.5%
Sartorius AG	90,520	7,125,419
Household & Personal Products 0.0%
Henkel AG & Co. KGaA	893	114,778
Materials 0.0%
Fuchs Petrolub SE	349	15,621
		9,787,837

Italy 0.0%
Banks 0.0%
Intesa Sanpaolo S.p.A. - RSP	4,119	8,918
Telecommunication Services 0.0%
Telecom Italia S.p.A. - RSP *	29,383	20,857
		29,775
Total Preferred Stock
(Cost $9,064,344)		11,611,898

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Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Other Investment Company 3.5% of net assets

Money Market Fund 3.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (a)	52,671,243	52,671,243
Total Other Investment Company
(Cost $52,671,243)		52,671,243

Rights 0.0% of net assets

Italy 0.0%
Diversified Financials 0.0%
EXOR S.p.A. expires 11/9/16*(f)	191,671	—

Spain 0.0%
Banks 0.0%
Banco Santander S.A. expires 11/7/16*	71,251	3,989
Capital Goods 0.0%
Ferrovial S.A. expires 11/14/16*	2,414	1,033
		5,022

Sweden 0.0%
Telecommunication Services 0.0%
Tele2 AB expires 11/16/16*(f)	1,554	466
Total Rights
(Cost $4,608)		5,488
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 0.0% of net assets

U.S. Treasury Obligations 0.0%
U.S. Treasury Bills
0.28%, 12/15/16 (b)(c)	20,000	19,996
0.36%, 12/15/16 (b)(c)	30,000	29,993
Total Short-Term Investments
(Cost $49,980)		49,989

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $1,419,196,513 and the unrealized appreciation and depreciation were $173,944,896 and ($87,966,878), respectively, with a net unrealized appreciation of $85,978,018.
At 10/31/16, the values of certain foreign securities held by the fund aggregating $1,257,403,555 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information)
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	The rate shown is the purchase yield.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $7,407,704 or 0.5% of net assets.
(e)	Securities are traded on separate exchanges for the same entity.
(f)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(g)	Illiquid security. At the period end, the value of these amounted to $51,233,277 or 3.4% of net assets.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

AUD —	Australian dollar
CHF —	Swiss franc
NZD —	New Zealand dollar
USD —	U.S. dollar
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 12/16/16	338	28,150,330	(463,498)

Expiration Date	Counterparty	Currency to be Received	Amount of Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Unrealized Appreciation (Depreciation) ($)
Forward Foreign Currency Exchange Contracts
12/21/2016	State Street Bank & Trust Co.	USD	1,198,894	AUD	1,578,000	(37,865)
03/15/2017	State Street Bank & Trust Co.	USD	11,445,237	CHF	11,236,000	212,905
01/25/2017	State Street Bank & Trust Co.	USD	18,173,405	NZD	25,489,000	48,681
Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts						223,721

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Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$—	$336,950,459	$— *	$336,950,459
Argentina [1]	1,494,953	—	—	1,494,953
Austria [1]	—	99,944	—	99,944
Materials	3,626,106	19,626	—	3,645,732
Belgium [1]	—	3,894,160	—	3,894,160
Food, Beverage & Tobacco	457,358	—	—	457,358
Brazil [1]	17,827,854	—	—	17,827,854
Canada [1]	85,871,288	—	—	85,871,288
China [1]	—	32,331,635	—	32,331,635
Software & Services	11,988,780	6,832,402	—	18,821,182
France [1]	—	122,076,800	—	122,076,800
Capital Goods	4,119,223	21,557,508	—	25,676,731
Germany [1]	—	90,788,811	—	90,788,811
Utilities	24,621	109,902	—	134,523
Hong Kong[1]	—	15,438,246	— *	15,438,246
Consumer Services	5,586,305	1,935,508	—	7,521,813
Telecommunication Services	18,034	3,670,284	—	3,688,318
Ireland [1]	—	3,427,947	—	3,427,947
Capital Goods	684,872	35,066	—	719,938
Food, Beverage & Tobacco	1,896,084	4,675,641	—	6,571,725
Pharmaceuticals, Biotechnology & Life Sciences	1,261,921	3,302,447	—	4,564,368
Israel [1]	—	102,305	—	102,305
Pharmaceuticals, Biotechnology & Life Sciences	199,585	—	—	199,585
Software & Services	2,736,816	18,586	—	2,755,402
Japan [1]	—	223,091,979	—	223,091,979
Media	537,683	86,056	—	623,739
Software & Services	514,773	11,912,683	—	12,427,456
Transportation	615,820	727,513	—	1,343,333
Mexico [1]	11,056,798	—	—	11,056,798
Netherlands [1]	—	11,451,895	—	11,451,895
Capital Goods	34,204	6,869,231	—	6,903,435
Semiconductors & Semiconductor Equipment	1,383,600	2,049,122	—	3,432,722
Peru [1]	1,390,158	—	—	1,390,158
Singapore [1]	—	15,329,900	—	15,329,900
Capital Goods	73,640	2,006,153	—	2,079,793
Transportation	6,854,051	9,579,766	—	16,433,817
South Africa[1]	—	4,774,288	—	4,774,288
Food & Staples Retailing	726,675	563,956	—	1,290,631
Switzerland [1]	—	71,828,970	—	71,828,970
Capital Goods	5,580,840	2,828,953	—	8,409,793
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Laudus International MarketMasters Fund
Portfolio Holdings as of October 31, 2016 (continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Food, Beverage & Tobacco	$62,048	$1,524,274	$—	$1,586,322
Software & Services	387,271	4,000,179	—	4,387,450
Taiwan [1]	—	19,127,908	—	19,127,908
Semiconductors & Semiconductor Equipment	5,114,177	1,092,246	—	6,206,423
Thailand [1]	1,593,022	—	—	1,593,022
United Kingdom[1]	—	156,961,222	—	156,961,222
Capital Goods	9,267,054	43,608,654	513	52,876,221
Technology Hardware & Equipment	3,973,123	10,903,719	—	14,876,842
United States[1]	6,290,719	—	—	6,290,719
Preferred Stock[1]	—	9,817,612	—	9,817,612
Brazil [1]	1,794,286	—	—	1,794,286
Other Investment Company[1]	52,671,243	—	—	52,671,243
Rights
Spain [1]	5,022	—	—	5,022
Sweden [1]	—	—	466	466
Short-Term Investments[1]	—	49,989	—	49,989
Total	$247,720,007	$1,257,453,545	$979	$1,505,174,531
Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$—	$261,586	$—	$261,586
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($463,498)	$—	$—	($463,498)
Forward Foreign Currency Exchange Contracts[2]	—	(37,865)	—	(37,865)
*	Level 3 amount shown includes securities determined to have no value at October 31, 2016.
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts and forward foreign currency exchange contracts are not included in Investments in the schedule of Portfolio Holdings and are valued at unrealized appreciation or depreciation.
In the above table for significant unobservable inputs (Level 3), amounts include investments determined to have no value at October 31, 2016. See the Portfolio Holdings footnote (Fair-valued by management in accordance with procedures approved by the Board of Trustees) for investment details.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016. The transfers in the amount of $29,623,038 and $35,688,395 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, were primarily due to the use of international fair valuation by the fund. The transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs.
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Laudus International MarketMasters Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments, at value (cost $1,396,318,527)		$1,505,174,531
Foreign currency, at value (cost $930,676)		927,109
Deposit with broker for futures contracts		3,610,000
Receivables:
Investments sold		9,437,305
Dividends		2,120,673
Foreign tax reclaims		2,013,666
Fund shares sold		372,208
Variation margin on futures contracts		15,210
Unrealized appreciation on forward foreign currency exchange contracts		261,586
Prepaid expenses	+	25,850
Total assets		1,523,958,138
Liabilities
Payables:
Investments bought		10,809,938
Investment adviser and administrator fees		1,489,915
Shareholder service fees		396,473
Fund shares redeemed		710,257
Foreign capital gains tax		87,240
Unrealized depreciation on forward foreign currency exchange contracts		37,865
Accrued expenses and other liabilities	+	97,891
Total liabilities		13,629,579
Net Assets
Total assets		1,523,958,138
Total liabilities	–	13,629,579
Net assets		$1,510,328,559
Net Assets by Source
Capital received from investors		1,425,708,579
Net investment income not yet distributed		9,070,674
Net realized capital losses		(32,818,857)
Net unrealized capital appreciation		108,368,163

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Investor Shares	$447,272,458		21,129,187		$21.17
Select Shares	$1,063,056,101		50,237,895		$21.16

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Laudus International MarketMasters Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $3,597,165)		$35,823,669
Expenses
Investment adviser and administrator fees		20,764,241
Shareholder service fees:
Investor Shares		1,080,079
Select Shares		1,883,042
Custodian fees		1,040,817
Professional fees		222,086*
Portfolio accounting fees		173,141
Transfer agent fees		104,900
Shareholder reports		97,212
Registration fees		43,260
Proxy fees		24,655
Independent trustees' fees		17,875
Interest expense		1,474
Other expenses	+	109,144
Total expenses		25,561,926
Expense reduction by CSIM and its affiliates	–	4,377,766
Net expenses	–	21,184,160
Net investment income		14,639,509
Realized and Unrealized Gains (Losses)
Net realized losses on investments (net of foreign capital gain tax paid of ($169,206))		(13,538,127)
Net realized gains on futures contracts		4,835,300
Net realized losses on foreign currency transactions	+	(1,151,342)
Net realized losses		(9,854,169)
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of $87,240)		(18,712,752)
Net change in unrealized appreciation (depreciation) on futures contracts		106,484
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(204,355)
Net change in unrealized appreciation (depreciation)	+	(18,810,623)
Net realized and unrealized losses		(28,664,792)
Decrease in net assets resulting from operations		($14,025,283)
*	Includes professional fees of $136,485 associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 and 4 for additional information.
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Laudus International MarketMasters Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$14,639,509	$18,349,960
Net realized gains (losses)		(9,854,169)	113,949,202
Net change in unrealized appreciation (depreciation)	+	(18,810,623)	(115,270,897)
Increase (decrease) in net assets from operations		(14,025,283)	17,028,265
Distributions to Shareholders
Distributions from net investment income
Investor Shares		(6,292,923)	(8,584,765)
Select Shares	+	(18,622,940)	(24,212,500)
Total distributions from net investment income		(24,915,863)	(32,797,265)
Distributions from net realized gains
Investor Shares		(28,099,826)	—
Select Shares	+	(72,880,802)	—
Total distributions from net realized gains		(100,980,628)	—
Total distributions		($125,896,491)	($32,797,265)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		751,766	$15,557,806	1,572,262	$36,357,838
Select Shares	+	4,875,860	100,112,035	11,333,727	263,224,442
Total shares sold		5,627,626	$115,669,841	12,905,989	$299,582,280
Shares Reinvested
Investor Shares		1,484,420	$30,682,952	358,089	$7,806,344
Select Shares	+	2,403,803	49,590,453	454,613	9,896,917
Total shares reinvested		3,888,223	$80,273,405	812,702	$17,703,261
Shares Redeemed
Investor Shares		(4,715,236)	($97,117,882)	(5,819,694)	($132,991,809)
Select Shares	+	(18,470,059)	(379,624,146)	(19,712,757)	(460,500,168)
Total shares redeemed		(23,185,295)	($476,742,028)	(25,532,451)	($593,491,977)
Net transactions in fund shares		(13,669,446)	($280,798,782)	(11,813,760)	($276,206,436)
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		85,036,528	$1,931,049,115	96,850,288	$2,223,024,551
Total decrease	+	(13,669,446)	(420,720,556)	(11,813,760)	(291,975,436)
End of period		71,367,082	$1,510,328,559	85,036,528	$1,931,049,115
Net investment income not yet distributed			$9,070,674		$15,706,816
60
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Laudus MarketMasters Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Laudus Small-Cap MarketMasters Fund	Schwab Target 2045 Fund
Laudus International MarketMasters Fund	Schwab Target 2050 Fund
Schwab ® S&P 500 Index Fund	Schwab Target 2055 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2060 Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental US Large Company Index Fund
Schwab International Index Fund®	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Schwab Balanced Fund™	Schwab Target 2010 Index Fund
Schwab Core Equity Fund™	Schwab Target 2015 Index Fund
Schwab Dividend Equity Fund™	Schwab Target 2020 Index Fund
Schwab Large-Cap Growth Fund™	Schwab Target 2025 Index Fund
Schwab Small-Cap Equity Fund™	Schwab Target 2030 Index Fund
Schwab Hedged Equity Fund™	Schwab Target 2035 Index Fund
Schwab Health Care Fund™	Schwab Target 2040 Index Fund
Schwab ® International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab ® Monthly Income Fund - Moderate Payout
Schwab Target 2030 Fund	Schwab ® Monthly Income Fund - Enhanced Payout
Schwab Target 2035 Fund	Schwab ® Monthly Income Fund - Maximum Payout
Schwab Target 2040 Fund
Each fund in this report offers two share classes: Investor Shares and Select Shares®. Shares of each class represent an interest in the same portfolio, but each class has different expenses and investment minimums.
Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund or share class, as applicable. Each share has a par value of 1/1,000 of a cent, and the funds' Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Laudus MarketMasters Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts and forward foreign currency exchange contracts (forwards): Futures contracts are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day's forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds' own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds' results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of October 31, 2016 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Forward Foreign Currency Exchange Contracts: Forwards are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
When a fund closes out a futures contract or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
In 2015, the Laudus International MarketMasters Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by CSIM. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Custody Credit:
The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2016, if any, are reflected in each fund's Statement of Assets and Liabilities.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds' prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that investors could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The funds’ investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—bonds or large-cap and mid-cap stocks, for instance—the performance of a fund's investments in small-cap securities will lag these investments.
Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—bonds and small-cap stocks, for instance—the performance of a fund's investment in large- and mid-cap securities will lag these investments.
Management Risk. As with all actively managed funds, a fund is subject to the risk that its investment adviser and investment managers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. Poor stock selection or a focus on securities in a particular sector may cause a fund to underperform its benchmark or other funds with a similar investment objective.
Foreign Investment Risk. A fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These restrictions may negatively impact the value or liquidity of a fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of price volatility associated with a fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Currency Risk. As a result of a fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.
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Financial Notes (continued)

3. Risk Factors (continued):
Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the initial amount invested.
Multi-Manager Risk. Although CSIM monitors and seeks to coordinate the overall management of a fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, a fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if a fund had a single manager.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or a fund may have to sell them at a loss.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
First $500 million	1.17%	1.29%
$500 million to $1 billion	1.13%	1.275%
Over $1 billion	1.07%	1.25%
For the period ended October 31, 2016, the aggregate advisory fee paid to CSIM by the Laudus Small-Cap MarketMasters Fund and the Laudus International MarketMasters Fund were 1.17% and 1.27%, respectively, as a percentage of each fund's average daily net assets.
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables a fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, “service providers”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.20% for Select Shares and 0.25% for Investor Shares. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.20% for Select Shares and 0.25% for Investor Shares of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is as follows:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Investor Shares	1.35%	1.40%
Select Shares	1.20%	1.25%
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentage of shares of each fund in this report that are owned by other Schwab funds as of October 31, 2016, as applicable:
	Underlying Funds
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Schwab Target 2010 Fund	0.3%	0.2%
Schwab Target 2015 Fund	0.5%	0.4%
Schwab Target 2020 Fund	4.0%	2.6%
Schwab Target 2025 Fund	4.2%	2.7%
Schwab Target 2030 Fund	9.8%	5.7%
Schwab Target 2035 Fund	5.2%	2.8%
Schwab Target 2040 Fund	14.1%	7.0%
Schwab Target 2045 Fund	1.5%	0.7%
Schwab Target 2050 Fund	1.4%	0.6%
Schwab Target 2055 Fund	0.8%	0.4%
Schwab Target 2060 Fund	0.0%*	0.0%*
Schwab Monthly Income Fund — Moderate Payout	—%	0.4%
Schwab Monthly Income Fund — Enhanced Payout	—%	0.5%
Schwab Monthly Income Fund — Maximum Payout	—%	0.1%
Schwab Balanced Fund	17.9%	—%
*	Less than 0.05%
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. However, the investment adviser agreed to pay these professional fees for this reporting period, subject to reimbursement by the Laudus International MarketMasters Fund to the extent the fund is able to successfully recover taxes withheld in the future.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
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Financial Notes (continued)

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended October 31, 2016, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Laudus Small-Cap MarketMasters Fund	$129,172,375	$136,972,124
Laudus International MarketMasters Fund	1,087,948,992	1,445,787,947

8. Derivatives:
The funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The fair value and variation margin for futures contracts held at October 31, 2016 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds' accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2016, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Contract Values	Number of Contracts
Laudus Small-Cap MarketMasters Fund	$1,072,611	9
Laudus International MarketMasters Fund	34,072,653	411
The Laudus International MarketMasters Fund invested in forwards during the report period. The fund invested in forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates and to hedge exposure to certain currencies. Refer to financial note 2(b) for the fund’s accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period ended October 31, 2016, the month-end average forward foreign currency notional amount and the month-end average unrealized depreciation were $26,914,935 and ($58,123) respectively.
As of October 31, 2016, the derivatives contracts held by the funds, categorized by primary risk exposure, were:
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Financial Notes (continued)

8. Derivatives (continued):
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Asset Derivatives	Fair Value
Equity Index — Futures Contracts[1]	$—	$—
Forward Foreign Currency Exchange Contracts[2]	$—	$261,586
Total	$—	$261,586
Liability Derivatives	Fair Value
Equity Index — Futures Contracts[3]	($18,803)	($463,498)
Forward Foreign Currency Exchange Contracts[4]	—	(37,865)
Total	($18,803)	($501,363)
[1]	Includes cumulative unrealized appreciation of futures contracts as reported in the Schedule of Portfolio Holdings. Only current day's variation margin is reported within the Statement of Assets and Liabilities.
[2]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
[3]	Includes cumulative unrealized depreciation of futures contracts as reported in the Schedule of Portfolio Holdings. Only current day's variation margin is reported within the Statement of Assets and Liabilities.
[4]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
The effects of the derivatives held by the funds in the Statement of Operations for the period ended October 31, 2016 were:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Equity Index Futures Contracts
Realized Gains (Losses)[1]	$470,724	$4,835,300
Change in Unrealized Appreciation (Depreciation)[2]	(84,784)	106,484
Forward Foreign Currency Exchange Contracts
Realized Gains (Losses)[1]	$—	($1,144,813)
Change in Unrealized Appreciation (Depreciation)[2]	—	(162,204)
[1]	Statement of Operations location: Net realized gains (losses) on futures contracts and net realized gains (losses) on foreign currency transactions.
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts and net change in unrealized appreciation (depreciation) on foreign currency translations.
The funds' forwards are entered into pursuant to International Swaps and Derivatives Association, Inc. (ISDA) agreements which govern certain terms of derivative transactions. ISDA agreements typically contain, among other things, master netting provisions in the event of a default or other termination event. Master netting provisions allow the funds and the counterparty, in the event of a default or other termination event, to offset payable and receivable amounts for each party related to derivative contracts to one net amount payable by either the funds or the counterparty. The Laudus International MarketMasters Fund's forwards, which are
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Financial Notes (continued)

8. Derivatives (continued):
reported gross in the Statement of Assets and Liabilities, are presented in the table below. The following table presents the fund's forwards, net of amounts available for offset under a master netting agreement and net of any related collateral received by the fund for assets and pledged by the fund for liabilities as of October 31, 2016.
		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amounts(a)
State Street Bank & Trust Co.	$261,586	($37,865)	$—	$223,721
Total	$261,586	($37,865)	$—	$223,721
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amounts(b)
State Street Bank & Trust Co.	($37,865)	$37,865	$—	$—
Total	($37,865)	$37,865	$—	$—
[a]	Represents the net amount due from the counterparty in the event of default.
[b]	Represents the net amount due to the counterparty in the event of default.

9. Redemption Fee:
The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods were as follows:
	Current Period (11/1/15-10/31/16)	Prior Period (11/1/14-10/31/15)
Laudus Small-Cap MarketMasters Fund	$110	$565
Laudus International MarketMasters Fund	11,152	10,335

10. Federal Income Taxes:
As of October 31, 2016, the components of distributable earnings on a tax-basis were as follows:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Undistributed ordinary income	$210,168	$12,053,904
Undistributed long-term capital gains	1,679,241	—
Unrealized appreciation on investments	18,363,881	173,944,896
Unrealized depreciation on investments	(13,026,238)	(87,966,878)
Other unrealized appreciation (depreciation)	—	(251,493)
Net unrealized appreciation (depreciation)	$5,337,643	$85,726,525
The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFIC), partnership investments and non-taxable dividends.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2016, the Laudus International MarketMasters Fund had capital loss carryforwards of $13,160,449 with no expiration* available to offset future net capital gains.
*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.
For the year ended October 31, 2016, the Laudus International MarketMasters Fund had no capital loss carryforwards utilized.
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Financial Notes (continued)

10. Federal Income Taxes (continued):
The tax-basis components of distributions paid during the current and prior fiscal years were as follows:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Current period distributions
Ordinary income	$1,923,995	$24,918,086
Long-term capital gains	8,100,932	100,978,405
Prior period distributions
Ordinary income	$513,285	$32,797,265
Long-term capital gains	3,718,541	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2016, the funds made the following reclassifications:
	Laudus Small-Cap MarketMasters Fund	Laudus International MarketMasters Fund
Capital shares	$—	$—
Undistributed net investment income	(51)	3,640,212
Net realized capital gains (losses)	51	(3,640,212)
As of October 31, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the funds did not incur any interest or penalties.

11. Recent Regulatory Development:
In October 2016, the SEC adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the funds' financial statements and related disclosures.

12. Subsequent Events:
On December 13, 2016, the Board of Trustees for Schwab Capital Trust approved the hiring of Voya Investment Management Co. LLC (Voya) as a new investment manager to Laudus Small-Cap MarketMasters Fund (the Fund). Voya will begin managing Fund assets on or around January 9, 2017.
Other than the investment manager changes to the Laudus Small-Cap MarketMasters Fund as discussed above, management has determined there are no other subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (two of the funds constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2016, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2016
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Other Federal Tax Information (unaudited)

The Laudus International MarketMasters Fund elects to pass through, under section 853 of the Internal Revenue Code, the foreign tax credit of $3,491,767 to its shareholders for the year ended October 31, 2016. The respective foreign source income on the fund is $39,311,644.
For corporate shareholders, the following percentage of the funds' dividend distributions paid during the fiscal year ended October 31, 2016, qualify for the corporate dividends received deduction:
Percentage
Laudus Small-Cap MarketMasters Fund	59.05
Laudus International MarketMasters Fund	—
For the fiscal year ended October 31, 2016, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2017 via IRS form 1099 of the amounts for use in preparing their 2016 income tax return.
Laudus Small-Cap MarketMasters Fund	$1,923,995
Laudus International MarketMasters Fund	28,407,630
Under Section 852 (b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2016:
Laudus Small-Cap MarketMasters Fund	$8,100,932
Laudus International MarketMasters Fund	100,978,405
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Approval of Renewal of Investment Advisory and Sub-Advisory Agreements

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreements be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreements or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreements.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (the Funds), and the individual sub-advisory agreements between CSIM and Mellon Capital Management Corp. and Wellington Management Company LLP relating to Laudus Small-Cap MarketMasters Fund; and CSIM and American Century Investment Management, Inc., Harris Associates L.P., Mellon, Mondrian Investment Partners Limited and William Blair & Company, LLC, relating to the Laudus International Market-Masters Fund (collectively, the “Sub-Advisers”). Such investment advisory and sub-advisory agreements are collectively referred to herein as the “Agreements”. The Trustees also review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and the Sub-Advisers, including information about their affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives extensive data provided by an independent provider of investment company data and an independent accounting firm. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM. The Board also discusses with CSIM the Funds’ operations and CSIM’s ability, consistent with the “manager of managers” structure of each of the Funds to (i) identify and recommend to the Trustees sub-advisers for each Fund, (ii) monitor and oversee the performance and investment capabilities of each sub-adviser, and (iii) recommend the replacement of a sub-adviser when appropriate. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM and CSIM sends an information request letter to each of the Sub-Advisers seeking certain relevant information. The responses by CSIM and the Sub-Advisers are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on May 9, 2016, and June 1, 2016, and approved the renewal of the Agreements with respect to the Funds for an additional one-year term at the meeting held on June 1, 2016. The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates, and the Sub-Advisers, dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other types of accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of the Sub-Advisers; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided

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by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. In addition, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. The Board also considered the nature, extent and quality of the sub-advisory services provided by the Sub-Advisers to the Funds and the resources each dedicates to the Funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and the Sub-Advisers to the Funds and the resources of CSIM, its affiliates, and the Sub-Advisers dedicated to the Funds supported renewal of the Agreements with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. In addition, the Trustees considered whether irrespective of relative performance, each Sub-Adviser’s absolute performance was consistent with expectations for such Sub-Adviser’s unique investment methodology. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser and Sub-Adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Although Laudus Small-Cap MarketMasters Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreements with respect to Laudus Small-Cap MarketMasters Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the investment objective and policies of Laudus Small-Cap MarketMasters Fund and that CSIM and the Sub-Advisers had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM and the Sub-Advisers to other mutual funds, and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology, together with certain commentary thereon from an independent accounting firm. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM, and its respective affiliates. The Trustees also considered the compensation flowing to the Sub-Advisers, directly or indirectly. The Trustees also considered any other benefits derived by the Sub-Advisers from their relationship with the Funds, such as whether, by virtue of its management of the Funds, any Sub-Adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to the Sub-Advisers, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service
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agreements were reasonable and justified in light of the quality of all services rendered to each Fund by the Sub-Advisers, and their respective affiliates. The Board also considered the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Funds, although, when doing so, the Board took into account the fact that the Sub-Advisers are compensated by CSIM, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and CSIM. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM and the Sub-Advisers is reasonable and supported renewal of the Agreements with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.
Approval of New Sub-Advisory Agreement
At a meeting of the Board held on June 1, 2016, CSIM recommended, and the Trustees, including a majority of the Independent Trustees, approved a new investment sub-advisory agreement between Charles Schwab Investment Management, Inc. (CSIM) and The Boston Company Asset Management, LLC (The Boston Company) (New Sub-Advisory Agreement), pursuant to which The Boston Company was appointed as a sub-adviser to Laudus Small-Cap MarketMasters Fund (the “Fund”).
The Board was provided with detailed materials related to The Boston Company in advance of, and additional materials at the meeting. The materials and related discussions included, but were not limited to, information about The Boston Company’s (a) quality of investment management and other services; (b) investment management personnel; (c) operations and financial condition; (d) brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) compliance systems; (f) policies on, and compliance procedures for, personal securities transactions; (g) reputation, expertise and resources; (h)performance compared with similar advisers; and (i) performance with respect to similar accounts managed by The Boston Company. In addition, the Board was provided with information about the level of the sub- advisory fees to be paid to The Boston Company, and comparable fees paid to The Boston Company for managing similar accounts. The Independent Trustees received advice from independent counsel to the Independent Trustees. The proposed appointment of The Boston Company was first reviewed and discussed in the Investment Oversight Committee of the Board (the “Committee”) on May 31, 2016. Following such discussion, the Committee recommended the New Sub-Advisory Agreement to the Board for approval.
In its consideration of the approval of the New Sub-Advisory Agreement, the Board considered a variety of specific factors, including:
1.	the nature, extent and quality of the services to be provided to the Fund under the New Sub-Advisory Agreement, including the resources of The Boston Company to be dedicated to the Fund;
2.	The Boston Company’s investment performance in providing sub-advisory services with respect to similar accounts;
3.	the Fund’s expenses and how those expenses would be impacted by the hiring of The Boston Company;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale may be realized as the Fund grows and whether fee levels in the New Sub-Advisory Agreement with The Boston Company reflect the economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the sub- advisory services to be provided by The Boston Company to the Fund and the resources The Boston Company will dedicate to the Fund. In this regard, the Trustees considered the information provided by The Boston Company with respect to its history, reputation, expertise, qualifications of its personnel, and experience in
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managing the type of strategies for which The Boston Company was being engaged. The Board also considered reports regarding the search process undertaken by CSIM that led to the identification of The Boston Company by CSIM as a well-qualified sub-adviser to the Fund with an investment style consistent with the Fund’s investment objective and strategies, and CSIM’s desired risk/return profile. The Trustees also considered the Trust’s Chief Compliance Officer’s evaluation of The Boston Company’s compliance program and the recommended compliance monitoring program for The Boston Company. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by The Boston Company to the Fund and the resources of The Boston Company to be dedicated to the Fund supported approval of the New Sub-Advisory Agreement with The Boston Company.
Investment Performance. The Board considered The Boston Company’s investment performance in determining whether to approve the New Sub-Advisory Agreement. Specifically, the Trustees considered The Boston Company’s tracking error relative to appropriate benchmarks as well as its overall relative performance in providing investment advisory services to similar accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the investment performance of The Boston Company supported approval of the New Sub-Advisory Agreement.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation to be paid under the New Sub-Advisory Agreement, and the Fund’s net operating expense ratio. When considering the fees to be paid to The Boston Company, the Trustees took into account the fact that The Boston Company will be compensated by CSIM, and not by the Fund directly, and that the fees paid to The Boston Company would not impact the fees paid by the Fund to CSIM. The Trustees also considered fees charged by The Boston Company to comparable sub-advised accounts. The Board considered CSIM’s statements that the fees to be paid to The Boston Company are reasonable in light of the anticipated quality of services to be provided by The Boston Company. Following such evaluation, the Board concluded, within the context of its full deliberations, that the fees to be paid to The Boston Company are reasonable and supported approval of the New Sub-Advisory Agreement.
Profitability. With respect to the profitability of CSIM, the Trustees considered projected profitability to CSIM before and after the appointment of The Boston Company as a new sub-adviser. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the expected profitability of CSIM supported approval of the New Sub-Advisory Agreement. With respect to The Boston Company, no historical information regarding the profitability of its relationship to the Fund was available. The Trustees took into account, however, the fact that The Boston Company will be compensated by CSIM, and not by the Fund directly, and that the compensation paid to The Boston Company reflects an arms-length negotiation between CSIM and The Boston Company, which are unaffiliated with each other.
Economies of Scale. The Board considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In connection with its evaluation, the Board took into account the fact that the existing contractual investment advisory fee schedules relating to the Fund include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreement for an initial two-year term and concluded that the compensation under the New Sub-Advisory Agreement is fair and reasonable in light of such services, and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Laudus MarketMasters Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Laudus MarketMasters Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Months Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Laudus MarketMasters Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2016 Schwab Funds. All rights reserved.

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Laudus MarketMasters Funds
Access to a select group of investment managers –
all in one fund family.

Laudus Funds offer investors access to some of the world's leading investment managers. With a rigorous manager selection process and ongoing oversight by Charles Schwab Investment Management, Laudus Funds offer single and multi-manager strategies as a complement to other funds managed by Charles Schwab Investment Management. The list below shows all currently available Laudus Funds.
An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-877-824-5615 for a prospectus and brochure for any Laudus Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Laudus Funds’ website at www.csimfunds.com/laudusfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Laudus Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/laudusfunds_prospectus or the SEC’s website at www.sec.gov.
The Laudus Funds™
Laudus U.S. Large Cap Growth
Laudus U.S. Large Cap Growth Fund
Laudus MarketMasters Funds™
Laudus International MarketMasters Fund™
Laudus Small-Cap MarketMasters Fund™
Laudus Mondrian Funds™
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Government Fixed Income Fund
Laudus Mondrian Global Government Fixed Income Fund
Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Laudus MarketMasters Funds
1-877-824-5615

Printed on recycled paper.
The Laudus Funds include the Laudus U.S. Large Cap Growth Fund and the Laudus Mondrian Funds, which are part of the Laudus Trust and distributed by ALPS Distributors Inc.; and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust, and distributed by Charles Schwab & Co., Inc. Charles Schwab & Co., Inc. and ALPS Distributors Inc. are unaffiliated entities.

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MFR13812-19
00186669

Annual Report  |  October 31, 2016
Schwab Active Equity Funds

Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core
Equity Fund

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Schwab Active Equity Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S& P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Total Return for the 12 Months Ended October 31, 2016
Schwab Core Equity Fund (Ticker Symbol: SWANX)	-0.50%
S&P 500® Index	4.51%
Fund Category: Morningstar Large Blend	2.12%
Performance Details	pages 8-10

Schwab Dividend Equity Fund (Ticker Symbol: SWDSX)	0.26%
Russell 1000® Value Index	6.37%
Fund Category: Morningstar Large Value	3.72%
Performance Details	pages 11-13

Schwab Large-Cap Growth Fund (Ticker Symbol: SWLSX)	0.54%
Russell 1000® Growth Index	2.28%
Fund Category: Morningstar Large Growth	-0.07%
Performance Details	pages 14-16

Schwab Small-Cap Equity Fund (Ticker Symbol: SWSCX)	1.47%
Russell 2000® Index	4.11%
Fund Category: Morningstar Small Blend	2.91%
Performance Details	pages 17-19
Total Return for the 12 Months Ended October 31, 2016
Schwab Hedged Equity Fund (Ticker Symbol: SWHEX)	3.55%
S&P 500® Index	4.51%
Fund Category: Morningstar Long-Short Equity	-2.25%
Performance Details	pages 20-22

Schwab Health Care Fund[1] (Ticker Symbol: SWHFX)	-5.78%
Dow Jones Global Health Care Index	-6.05%
Fund Category: Morningstar Health	-11.09%
Performance Details	pages 23-25

Schwab International Core Equity Fund[1] (Ticker Symbol: SICNX)	-2.41%
MSCI EAFE® Index (Net)[2]	-3.23%
Fund Category: Morningstar Foreign Large Blend	-2.08%
Performance Details	pages 26-28

Minimum Initial Investment[3]	$100

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	Please see the funds’ prospectus for further detail and eligibility requirements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
As we approach the end of the year, I’d like to take this opportunity to thank you for the trust you have placed in us here at Charles Schwab Investment Management. The past year has brought several surprise twists to the financial markets, and we appreciate your continued confidence in our ability to help you achieve your long-term financial goals.
During the 12-month reporting period ended October 31, 2016, generally improving U.S. economic data and continued low interest rates helped U.S. stocks shake off the effects of unexpected developments in overseas economies, including the United Kingdom’s vote in June to leave the European Union (also known as Brexit). In this environment, four of the seven Schwab Active Equity Funds (the funds) delivered positive returns, and the Schwab International Core Equity Fund and the Schwab Health Care Fund outperformed their comparative indexes. By comparison, the remaining funds underperformed their indexes, largely due to stock selection.
For many equities, the past 12 months featured both strong rebounds and significant selloffs. The current bull market, now in its seventh year, is the second-longest in American history. During this time, most assets across the investment spectrum have appreciated at a healthy pace, resulting in positive

Asset Class Performance Comparison % returns during the 12 months ended 10/31/2016

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
1 The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Active Equity Funds
From the President (continued)

“ During the 12-month reporting period ended October 31, 2016, generally improving U.S. economic data and continued low interest rates helped U.S. stocks shake off the effects of unexpected developments in overseas economies, including the United Kingdom’s vote in June to leave the European Union (also known as Brexit).”
performance for both active and passive strategies. But we have seen in the past that actively managed funds may offer downside protection during more challenging periods, potentially safeguarding more of an investor’s assets.
In the current economic environment, it may be difficult to anticipate turns in investor sentiment and changes in market conditions. This is why our investment team relies on a host of inputs when selecting stocks for the Schwab Active Equity Funds. To aid in each fund’s stock selection process, the investment team utilizes Schwab Equity Ratings® and Schwab’s proprietary international stock research, alongside robust risk management tools. The team’s goal is to create funds that can provide consistent, long-term returns for shareholders by purchasing high-quality companies at attractive valuations. Amidst the current volatility, we are finding opportunities to invest in stocks that we believe have been overly punished by the markets.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Active Equity Funds, please continue reading this report. In addition, you can find further details about the funds by visiting our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,

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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
The Investment Environment

Over the 12-month reporting period ended October 31, 2016, equity markets generated mixed returns, with U.S. stocks performing well and many international stocks in negative territory. The Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade in December 2015, but held them steady at each subsequent meeting during the reporting period. Concerns surrounding global growth and heightened market volatility weighed on stocks in the first part of the reporting period, especially after the United Kingdom’s unexpected decision in June to leave the European Union (also known as Brexit). As the reporting period continued, however, some signs of stability emerged, including improving economic data, and many equity markets rebounded. Toward the end of the reporting period, the U.S. presidential election fueled heightened market volatility and uncertainty. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 4.51%, while the Russell 2000® Index, a U.S. small-cap company measure, returned 4.11% for the reporting period. Internationally, the MSCI EAFE Index (Net), a broad measure of international developed equity performance, returned -3.23% for the same time period.
U.S. economic data generally improved over the reporting period, despite several weak measurements during the 12 months. Corporate earnings were better-than-expected for the second quarter of 2016 but contracted in the third quarter, while U.S. nonfarm payrolls came in near expectations outside of a sharp drop in May. Consumer confidence measurements were generally below expectations for most of the reporting period, but rebounded in September to reach its highest level since the 2008 recession. However, consumer confidence fell slightly in October as increasing uncertainty surrounding the U.S. presidential election and the stability of the labor market resulted in more cautious consumers. In addition, U.S. economic growth trended upwards after dipping slightly in the first quarter of 2016, with the third quarter’s measurement coming in as the fastest growth rate recorded in two years.
Short-term interest rate policy in the U.S. remained a source of uncertainty and volatility during the reporting period. The Fed raised the federal funds rate in December 2015 to a target range of 0.25% to 0.50%, with the possibility of four additional increases in 2016. Inconsistent U.S. economic data, weak global growth, and persistently low inflation, however, caused the Fed to leave rates unchanged at each meeting during the reporting period. At its meeting in September, the Fed noted that although the case for a rate increase had strengthened, it had “…decided, for the time being, to wait for further evidence of continued progress toward its objectives.” As of the end of the reporting period, markets continued to expect one rate hike by the end of 2016.
Many central banks outside the U.S. increased accommodative policy measures over the reporting period to help combat stalling economic growth. Both the Bank of Japan and the European Central Bank increased bond purchases and introduced negative interest rates, while the People’s Bank of China (PBOC) expanded its lending facilities. Following the June Brexit vote, the Bank of England (BoE) announced its plan to take additional measures if necessary while markets adjusted. Less than two months later in early August, the BoE cut its benchmark rate and resumed quantitative easing, and also increased lending to consumers and companies. While some of these measures initially appeared to be less effective than the central banks had hoped, the positive performance of many international equities in the second half of the reporting period suggested that economic conditions outside the U.S. were beginning to improve.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
The Investment Environment (continued)

Concerns around unsteady global growth were present throughout the first part of the 12-month reporting period, and then lessened as the reporting period continued. In China, fears about the slowing economy declined as stimulative moves by the PBOC helped to reverse downward trends in several economic gauges. Meanwhile, the results of the June Brexit vote shook markets globally, sending the British pound downward and markedly increasing uncertainty and volatility. However, because Brexit was not driven by liquidity or changes in underlying fundamentals, most stock markets rebounded and stabilized in the days and weeks that followed.
In January 2016, the price of oil dropped significantly and remained volatile in the following months, weighing on many global stock markets. Oil prices stabilized at the end of the reporting period, however, and a relatively narrow trading range supported an overall rebound in the performance of many energy companies and oil-producing countries. A proposed agreement by the Organization of the Petroleum Exporting Countries to limit output also initially helped boost oil prices after the agreement was announced, though the longer-term effects of an agreement were uncertain and skepticism surrounding the deal tempered optimism among many investors and banks.
Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Fund Management

Jonas Svallin, CFA, Vice President and Head of Active Equities, has overall responsibility for all aspects of the management of the funds and leads the Active Equity portfolio management and research team. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics and research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 to 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors LLC (now known as Algert Global). Prior to joining Algert, Mr. Svallin worked as a quantitative research associate at RCM Capital Management and a senior consultant at FactSet Research Systems.

Wei Li, Ph.D., CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Ms. Li spent more than ten years at BlackRock, Inc. (formerly Barclays Global Investors), where she held a number of positions. From 2001 to 2009, she worked in various roles in the Global Advanced Active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Iain Clayton, CFA, FRM, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Core Equity Fund, Schwab International Core Equity Fund and Schwab Health Care Fund. Prior to joining CSIM in 2013, Mr. Clayton spent more than five years at SSI Investment Management, where he was a portfolio manager and director of quantitative research. In these roles, Mr. Clayton co-managed multiple investment strategies and developed quantitative models and valuation approaches. From 2004 to 2008, he worked as a portfolio manager and director at RCM Capital Management (now known as Allianz Global Investors) and helped manage various equity portfolios and developed fundamental-based stock selection models. Prior to that, he was a vice president at Eureka Investment Advisors for almost three years and also served as a senior quantitative analyst/assistant portfolio manager. He has also worked as a quantitative research analyst at RCM Capital Management.
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Schwab Core Equity Fund
Performance and Fund Facts as of 10/31/16

The Schwab Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. stocks. The fund expects to hold the common stocks of U.S companies that have market capitalizations of approximately $500 million or more. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. stocks performed moderately well over the reporting period, supported by continued low short-term interest rates and generally improving economic data. The Federal Reserve (Fed) raised the federal funds rate in December 2015 and then left rates unchanged for the remainder of the reporting period, while concerns lessened surrounding China’s decelerating economy and overall global growth.
Performance.  The fund returned -0.50% for the 12-month reporting period ended October 31, 2016, underperforming the S&P 500® Index (the index), which the fund uses for performance comparisons. The index returned 4.51% for the reporting period.
Positioning and Strategies. Stock selection was the largest overall detractor from the fund’s performance relative to the index, especially in the Energy, Financials, and Information Technology sectors.
From a sector standpoint, the Financials sector was among the weakest performers within the fund and was the largest detractor from the fund’s total return, falling more than 7% over the reporting period. One example from this sector is retirement, investment and insurance company Voya Financial, Inc. With uncertainty around Fed interest rate policy weighing on the performance of many financial companies, the fund’s position in Voya Financial, Inc. returned approximately -25% for the reporting period. Stock selection in the Energy sector also detracted from the fund’s performance relative to the index. The fund’s holdings in the Energy sector, representing an average weight similar to that of the index, returned approximately -16% amid excess oil supply and volatile oil and commodity prices. The Information Technology sector, despite contributing to the total return of the fund, underperformed the same sector in the index and therefore detracted from relative performance.
In contrast, the Utilities sector was the strongest performer within the fund and positively contributed to the fund’s total return. With heightened market volatility and continued low interest rates, many investors sought safety and higher-yielding assets, boosting the returns of companies in the traditionally defensive Utilities sector. One example from this sector is UGI Corporation, a holding company that distributes, stores, transports, and markets energy products and related services. The fund’s position in UGI Corporation returned approximately 29%, in part due to the addition of over 16,000 new customers and record earnings. The fund’s holdings in the Consumer Discretionary and the Telecommunication Services sectors also contributed to both total return and relative performance, as the fund’s holdings in these sectors outperformed those of the index.
At the security level, the fund’s largest detractor from total return was Marathon Petroleum Corporation, a company engaged in petroleum product refining, marketing, retail, and transportation businesses. Marathon’s almost -27% return for the reporting period was driven by a decrease in the differences between crude oil and wholesale petroleum product prices, as well as an increase in refined product inventories. By comparison, global information technology provider Computer Sciences Corporation contributed the most to the fund’s total return. The fund’s holdings of Computer Sciences Corporation returned approximately 69%, in large part due to a company reorganization that resulted in the spin-off of certain assets.
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Schwab Core Equity Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	132
Weighted Average Market Cap (millions)	$117,897
Price/Earnings Ratio (P/E)	19.4
Price/Book Ratio (P/B)	2.3
Portfolio Turnover Rate	80%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Core Equity Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1,2

Average Annual Total Returns1,2,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Core Equity Fund (7/1/96)	-0.50%	12.19%	5.72%
S&P 500® Index	4.51%	13.57%	6.70%
Fund Category: Morningstar Large Blend	2.12%	11.90%	5.80%
Fund Expense Ratio[4]: 0.74%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On May 21, 2009 and September 7, 2012, respectively, the Laudus U.S. MarketMasters Fund and the Schwab Premier Equity Fund merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Dividend Equity Fund
Performance and Fund Facts as of 10/31/16

The Schwab Dividend Equity Fund (the fund) seeks current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. stocks performed moderately well over the reporting period, supported by continued low short-term interest rates and generally improving economic data. The Federal Reserve raised the federal funds rate in December 2015 and then left rates unchanged for the remainder of the reporting period, while concerns lessened surrounding China’s decelerating economy and overall global growth.
Performance.   The fund returned 0.26% for the 12-month reporting period ended October 31, 2016, underperforming the Russell 1000 Value Index (the index), which the fund uses for performance comparisons. The index returned 6.37% for the reporting period.
As of October 31, 2016, the fund’s dividend yield was 2.19%, lower than the 2.63% dividend yield of the index. As of October 31, 2016, the fund’s 30-Day SEC yield was 1.58%.
Positioning and Strategies. Stock selection detracted from the fund’s performance relative to the index, especially in the Energy, Financials, and Health Care sectors.
From a sector standpoint, the Energy sector was the weakest performer within the fund and detracted the most from the fund’s return relative to the index. Representing an average weight of approximately 13% of the fund’s investments, the fund’s Energy holdings fell 9% versus the index’s Energy sector gain of 3%. With oil prices falling sharply in early 2016 and then stabilizing later in the reporting period, the volatility in oil prices weighed on the performance of many oil companies during the reporting period. Among the fund’s Energy sector holdings, CVR Energy, Inc., a company engaged in petroleum refining and nitrogen fertilizer manufacturing, detracted the most from total return, down more than 59% for the reporting period. A sharp decline in net income and free cash flow generation over the 12–month reporting period weighed on the performance of CVR Energy, Inc., as did concerns around high long-term debt levels and the company’s ability to service it. The fund’s holdings in the Financials and Health Care sectors also detracted from relative performance, as the fund’s holdings in those sectors underperformed those of the index.
The Utilities sector was the strongest contributor to the fund’s total return, and both strong stock selection and sector allocation helped the fund outperform the index’s holdings in this sector. Representing an average weight of approximately 8% of the fund, the fund’s position in the Utilities sector returned 20% over the reporting period. Within the sector, the fund’s overweight position in UGI Corporation, a holding company that distributes, stores, transports, and markets energy products and related services, contributed the most to total return. The fund’s holdings of UGI Corporation returned 29% for the reporting period, driven in part by the addition of over 16,000 new customers and record earnings. The Materials sector, representing an average weight of approximately 4% of the fund, also boosted the fund’s total return, with the fund’s holdings in the sector up over 16% for the reporting period.
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Schwab Dividend Equity Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	140
Weighted Average Market Cap (millions)	$73,190
Price/Earnings Ratio (P/E)	16.2
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate	74%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Dividend Equity Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1,2

Average Annual Total Returns1,2,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Dividend Equity Fund (9/2/03)	0.26%	10.58%	5.40%
Russell 1000® Value Index	6.37%	13.31%	5.35%
Dividend Equity Spliced Index	6.37%	13.31%	6.58%
S&P 500® Index	4.51%	13.57%	6.70%
Fund Category: Morningstar Large Value	3.72%	11.34%	4.91%
Fund Expense Ratio[4]: 0.88%

Yields1
30-Day SEC Yield	1.58%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 7, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Large-Cap Growth Fund
Performance and Fund Facts as of 10/31/16

The Schwab Large-Cap Growth Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. common stocks. Under normal circumstances, the fund invests at least 80% of its net assets in large-cap stocks of U.S. companies. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Both U.S. small- and large-cap stocks performed moderately well over the reporting period, supported by continued low short-term interest rates and generally improving economic data. The Federal Reserve raised the federal funds rate in December 2015 and then left rates unchanged for the remainder of the reporting period, while concerns lessened surrounding China’s decelerating economy and overall global growth.
Performance. The fund returned 0.54% for the 12-month reporting period ended October 31, 2016, underperforming the Russell 1000 Growth Index (the index), which the fund uses for performance comparisons. The index returned 2.28% for the reporting period.
Positioning and Strategies. The fund’s allocation across market sectors as compared with the index detracted from the fund’s relative performance, while effective stock selection helped to partially offset these allocations.
From a sector standpoint, the Health Care sector was among the weakest performers within the fund and was the largest detractor from the fund’s total return, falling roughly 14% over the reporting period. One example from this sector is research-based biopharmaceutical company Gilead Sciences, Inc., which performed poorly during the reporting period, largely due to declining sales of its hepatitis C drug. The fund’s position in Gilead Sciences, Inc. returned approximately -26%. Stock selection in the Financials sector also detracted from the fund’s performance relative to the index. The fund’s holdings in the Financials sector, representing an average weight of approximately 5% of the fund’s investments, returned approximately -15% for the reporting period. The Energy sector also detracted from total return and relative performance, with the fund’s investments in this sector losing approximately 25%.
While the Consumer Discretionary sector underperformed the broader market within the index, effective stock selection resulted in the outperformance of the same sector in the fund. The Consumer Discretionary sector was the strongest contributor to both total return and relative performance, with the fund’s investments in this sector returning approximately 11%. One example from this sector is online merchandise and content provider Amazon.com, Inc., with the fund’s position in Amazon returning approximately 26% for the reporting period. Amazon’s performance was largely driven by gains in retail market share and continued expansion of Amazon Web Services in the cloud storage space. The fund’s holdings in the Materials and the Utilities sectors also contributed to both total return and relative performance, as the fund’s holdings in these sectors outperformed those of the index.
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Schwab Large-Cap Growth Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	118
Weighted Average Market Cap (millions)	$135,001
Price/Earnings Ratio (P/E)	21.1
Price/Book Ratio (P/B)	3.6
Portfolio Turnover Rate	84%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Large-Cap Growth Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1,2

Average Annual Total Returns1,2,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Large-Cap Growth Fund (10/3/05)	0.54%	12.55%	6.43%
Russell 1000® Growth Index	2.28%	13.65%	8.22%
Fund Category: Morningstar Large Growth	-0.07%	11.98%	6.96%
Fund Expense Ratios[4]: Net 0.99%; Gross 1.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 7, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Small-Cap Equity Fund
Performance and Fund Facts as of 10/31/16

The Schwab Small-Cap Equity Fund (the fund) seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in small-cap equity securities. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Both U.S. small- and large-cap stocks performed moderately well over the reporting period, supported by continued low short-term interest rates and generally improving economic data. The Federal Reserve raised the federal funds rate in December 2015 and then left rates unchanged for the remainder of the reporting period, while concerns lessened surrounding China’s decelerating economy and overall global growth.
Performance. The fund returned 1.47% for the 12-month reporting period ended October 31, 2016, underperforming the Russell 2000 Index (the index), which the fund uses for performance comparisons. The index returned 4.11% for the reporting period.
Positioning and Strategies. Stock selection was the largest overall detractor from the fund’s performance relative to the index, and its allocation across market sectors as compared with the index also detracted from the fund’s performance.
From a sector standpoint, the Health Care sector was among the weakest performers and was the largest detractor from the fund’s total return, falling roughly 12% over the reporting period. One example from this sector is molecular diagnostic company Myriad Genetics, Inc. which performed poorly during the reporting period amid concerns about the stability of revenues from the company’s hereditary cancer tests. The fund’s position in Myriad Genetics, Inc. returned approximately -51%. Stock selection in the Energy sector also detracted from the fund’s performance relative to the index. The fund’s holdings in the Energy sector, representing an average weight similar to that of the index, returned approximately -36% amid excess oil supply and volatile oil and commodity prices. The Information Technology sector, despite contributing to the total return of the fund, underperformed the same sector in the index and therefore detracted from relative performance.
In contrast, the Materials sector was the strongest performer within the fund and positively contributed to the fund’s total return. Lessening concerns about China’s economic slowdown and the relative stability in commodities prices supported the performance of many companies in this sector, which gained approximately 54% for the reporting period. One example from this sector is Trinseo S.A., a company engaged in the manufacture and marketing of synthetic rubber, latex and plastics, including various specialty and technologically differentiated products. The fund’s position in Trinseo S.A. returned almost 64% for the reporting period. The fund’s holdings in the Industrials and the Real Estate sectors contributed to both total return and relative performance, as the fund’s holdings in these sectors outperformed those of the index.
At the security level, one of the fund’s largest detractors from total return was Alon USA Energy, Inc., an independent refiner and marketer of petroleum products. Alon’s loss of approximately 57% for the reporting period was driven by exposure to crude oil, low profitability, and a large debt burden. By comparison, print and marketing services provider Quad Graphics, Inc. contributed the most to the fund’s total return. The fund’s Class A holdings of Quad Graphics, Inc. returned approximately 99%, in large part due to better-than expected third quarter revenue growth and the realization of cost synergies and economies of scale that resulted in improving cash flows.
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Schwab Small-Cap Equity Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	267
Weighted Average Market Cap (millions)	$1,475
Price/Earnings Ratio (P/E)	14.2
Price/Book Ratio (P/B)	1.8
Portfolio Turnover Rate	85%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Small-Cap Equity Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1,2

Average Annual Total Returns1,2,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Equity Fund (7/1/03)	1.47%	13.34%	5.82%
Russell 2000® Index	4.11%	11.51%	5.96%
Fund Category: Morningstar Small Blend	2.91%	10.53%	5.71%
Fund Expense Ratio[4]: 1.09%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 28, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Hedged Equity Fund
Performance and Fund Facts as of 10/31/16

The Schwab Hedged Equity Fund (the fund) seeks long-term capital appreciation over market cycles with lower volatility than the broad equity market. To pursue its investment objective, the fund establishes long and short positions in equity securities issued by U.S. companies. The fund typically purchases or sells short stocks of companies that have market capitalizations of $1 billion or more at the time the stock is purchased or sold short. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Both U.S. small- and large-cap stocks performed moderately well over the reporting period, supported by continued low short-term interest rates and generally improving economic data. The Federal Reserve raised the federal funds rate in December 2015 and then left rates unchanged at subsequent meetings, while volatility remained heightened in the first part of the reporting period, but lessened in recent months as concerns subsided around global economic growth.
Performance. The fund returned 3.55% for the 12-month reporting period ended October 31, 2016, underperforming the S&P 500® Index (the index), which the fund uses for performance comparisons. The index returned 4.51% for the reporting period.
Positioning and Strategies. Effective stock selection contributed to the fund’s relative performance, while its allocation across market sectors compared with the index detracted.
From a market sector standpoint, the Energy sector detracted the most from both total and relative performance, primarily due to stock selection. Highly volatile oil and commodity prices in the first half of the reporting period contributed to excess supply and increased uncertainty, resulting in both the fund’s long and short positions in the Energy sector posting negative returns, significantly underperforming the index. An underweight of the sector, however, contributed somewhat to relative performance. Within the sector, CVR Energy, Inc., a company engaged in petroleum refining and nitrogen fertilizer manufacturing, was the largest detractor, down more than 62% for the reporting period. A sharp decline in net income and free cash flow generation over the 12 months weighed on the performance of CVR Energy, Inc., as did concerns around high long-term debt levels and the company’s ability to service it. As of the end of the second quarter of 2016, the fund had eliminated its entire position of CVR Energy, Inc. The fund’s holdings in the Financials sector also detracted from both total return and relative performance, with the fund’s long positions in this sector down approximately 5%.
The Consumer Discretionary sector contributed the most to both the fund’s total return and its relative performance. The fund’s long positions within the sector returned approximately 3%, and its short positions fell close to 10%, further boosting the fund’s return. The fund’s underweight to this sector as compared to the index also contributed positively. Within the sector, the fund’s long position in Amazon.com, Inc. contributed the most, returning more than 26% for the reporting period on strong sales growth, especially relative to its size. The Materials sector also contributed to the fund’s total and relative returns, a result of effective stock selection. The fund’s long positions within the sector were particularly helpful—as a group, up almost 28%—as the Materials sector was particularly strong for the reporting period. Both stock selection and underweight to the Health Care sector also contributed notably to the fund’s relative performance. Although the fund’s long Health Care positions resulted in negative returns, its short positions were down by more than 10%, contributing positively to total return.
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Schwab Hedged Equity Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings
Long Holdings	145
Short Holdings	104
Weighted Average Market Cap (millions)
Long Holdings	$58,694
Short Holdings	$8,359
Price/Earnings Ratio (P/E)
Long Holdings	15.9
Short Holdings	24.5
Price/Book Ratio (P/B)
Long Holdings	1.8
Short Holdings	3.0
Portfolio Turnover Rate	142%
Portfolio Turnover Rate excluding short sales	101%
Top Equity Long Holdings % of Net Assets1

Top Equity Short Holdings % of Net Assets1

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Hedged Equity Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1,2

Average Annual Total Returns1,2,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Hedged Equity Fund (9/3/02)	3.55%	7.94%	3.62%
S&P 500® Index	4.51%	13.57%	6.70%
Fund Category: Morningstar Long-Short Equity	-2.25%	4.41%	4.41%
Fund Expense Ratios[4]: Net 1.82%; Gross 1.84%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
The Schwab Hedged Equity Fund’s long positions can decline in value at the same time the value of its shorted stocks increases, thereby increasing the potential for loss. The potential loss associated with short positions is much greater than the original value of the securities sold. The use of borrowing and short sales may cause the fund to have higher expenses than those of equity funds that do not use such techniques.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 28, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund
Performance and Fund Facts as of 10/31/16

The Schwab Health Care Fund (the fund) seeks long-term capital growth. To pursue its goal, the fund primarily invests in equity securities issued by companies in the Health Care sector. The fund uses Schwab Equity Ratings® to aid its U.S. stock selection and Schwab’s proprietary international stock research to aid its international stock selection. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Both U.S. small- and large-cap stocks performed moderately well over the reporting period, supported by continued low short-term interest rates and generally improving economic data. The Federal Reserve raised the federal funds rate in December 2015 and then left rates unchanged at subsequent meetings. Health care stocks experienced heightened volatility, in part due to uncertainty around how a new administration in the White House will address the Affordable Care Act.
Performance. The fund returned -5.78% for the 12-month reporting period ended October 31, 2016, outperforming the Dow Jones Global Health Care Index (the index), which the fund uses for performance comparisons. The index returned -6.05% for the reporting period.
Positioning and Strategies. Effective stock selection was the largest contributor to the fund’s outperformance of the index, while its allocation across industries as compared with the index detracted slightly.
From an industry standpoint, the fund’s positions in the Life Sciences Tools & Services industry provided the greatest contribution to total return and were among the largest contributors to relative performance, primarily the result of effective stock selection, but further boosted by a strategic overweight of the industry. Constituting an average weight of roughly 8% of the fund, the fund’s Life Sciences Tools & Services holdings returned approximately 26% for the period. Among the fund’s Life Sciences Tools & Services holdings, its position in Lonza Group AG was its strongest single contributor. Lonza Group AG’s 30% gain for the period was driven by the company’s strong sales and earnings growth over the reporting period. The fund’s holdings in Health Care Equipment also boosted both total return and performance relative to the index, primarily due to strategic underweights and overweights to select stocks within the industry. In addition, stock selection within the Pharmaceuticals industry contributed significantly to the fund’s relative performance, despite an overall negative return for that industry within both the fund and the index.
By comparison, the fund’s holdings in the Biotechnology industry provided the largest drag on the fund’s total return and relative performance, with the fund’s positions down over 18% for the reporting period. The fund’s position in Gilead Sciences, Inc., which resides in the Biotechnology industry, detracted the most from the total return of the fund. Gilead’s loss of approximately 30% over the reporting period was largely due to declining sales of its hepatitis C drug. The fund’s positions within the Health Care Providers & Services industry also dampened total return, as they significantly underperformed those of the index.
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Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	83
Weighted Average Market Cap (millions)	$87,659
Price/Earnings Ratio (P/E)	21.6
Price/Book Ratio (P/B)	3.6
Portfolio Turnover Rate	54%
Industry Weightings % of Investments

Top Equity Holdings % of Net Assets1

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Health Care Fund (7/3/00)	-5.78%	15.88%	9.65%
Dow Jones Global Health Care Index	-6.05%	14.12%	8.08%
S&P 500® Index	4.51%	13.57%	6.70%
Fund Category: Morningstar Health	-11.09%	16.56%	9.85%
Fund Expense Ratio[3]: 0.79%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Since the Schwab Health Care Fund focuses its investments on companies involved in specific sectors, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund
Performance and Fund Facts as of 10/31/16

The Schwab International Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in the stocks of publicly traded companies located in developed countries, excluding the U.S. To aid its stock selection, the fund uses Schwab’s proprietary international stock research. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Stocks in developed international markets generated negative performance over the reporting period. Global economic growth remained weak, despite some signs of improvement, and the United Kingdom’s decision in June to leave the European Union (also known as Brexit) triggered a selloff in equities across the globe. Many central banks outside the U.S. increased accommodative policy measures over the reporting period, while the Federal Reserve held short-term interest rates steady after its initial rate hike in December 2015. Toward the end of the reporting period, oil and commodity prices stabilized after dropping sharply in early 2016, helped by a tentative agreement by the Organization of the Petroleum Exporting Countries to cut production in November.
Performance. The fund returned -2.41% for the 12-month reporting period ended October 31, 2016, outperforming the MSCI EAFE Index (Net) (the index), which the fund uses for performance comparisons. The index returned -3.23% for the reporting period.
Positioning and Strategies. Over the reporting period, both country allocation and strong stock selection contributed to the fund’s outperformance of the index.
From a country standpoint, Switzerland was a positive contributor to the fund’s total return and the top contributor to relative performance, driven primarily by strong stock selection. Among the fund’s Swiss holdings, consumer finance bank Cembra Money Bank AG provided the biggest boost, up more than 34% for the period. Its performance was driven by excess capital relative to other banks, as well as a stable business model with a well-diversified portfolio of assets. During the period, the fund’s holdings in Finland also significantly outperformed those of the index (approximately 43% versus -7%), contributing positively to both total and relative returns.
Japanese stocks were the largest detractors from performance relative to the index. Representing approximately 23% of the fund’s investments, the fund’s holdings in Japan dropped slightly more than 2% for the reporting period, even while the Japanese yen rose to its highest level in recent years against the U.S. dollar. (Returns on overseas investments are generally enhanced in U.S. dollar terms when foreign currencies appreciate versus the U.S. dollar.) Within the Japanese country segment, the fund’s holdings of financial services company Resona Holdings, Inc. detracted the most from the return of the fund and relative performance. Falling interest rates weighed on the performance of many commercial banks in Japan, as did declining confidence in the ability of the Bank of Japan to revive the economy. The fund’s United Kingdom stocks also detracted from total return amid heightened volatility and uncertainty surrounding the June Brexit vote.
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Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	196
Weighted Average Market Cap (millions)	$43,507
Price/Earnings Ratio (P/E)	13.8
Price/Book Ratio (P/B)	1.7
Portfolio Turnover Rate	90%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1
Top Country Weightings % of Investments

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (May 30, 2008 – October 31, 2016)1,2

Average Annual Total Returns1,2,3
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab International Core Equity Fund (5/30/08)	-2.41%	7.64%	1.43%
MSCI EAFE® Index (Net)[4]	-3.23%	4.99%	-0.10%
MSCI EAFE® Index (Gross)	-2.74%	5.48%	0.36%
Fund Category: Morningstar Foreign Large Blend	-2.08%	4.69%	-0.46%
Fund Expense Ratios[5]: Net 0.86%; Gross 0.92%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 7, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 7, 2009 is that of the fund’s former Institutional Shares. On December 3, 2009, the Laudus Rosenberg International Equity Fund merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2016 and held through October 31, 2016.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees, or any non-routine expenses, such as proxy fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or non-routine expenses were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/16	Ending Account Value (Net of Expenses) at 10/31/16	Expenses Paid During Period 5/1/16-10/31/16[2]
Schwab Core Equity Fund
Actual Return	0.73%	$1,000.00	$1,039.10	$3.74
Hypothetical 5% Return	0.73%	$1,000.00	$1,021.43	$3.71
Schwab Dividend Equity Fund
Actual Return	0.88%	$1,000.00	$1,017.70	$4.46
Hypothetical 5% Return	0.88%	$1,000.00	$1,020.68	$4.47
Schwab Large-Cap Growth Fund
Actual Return	0.99%	$1,000.00	$1,041.80	$5.08
Hypothetical 5% Return	0.99%	$1,000.00	$1,020.12	$5.03
Schwab Small-Cap Equity Fund
Actual Return	1.09%	$1,000.00	$1,048.50	$5.61
Hypothetical 5% Return	1.09%	$1,000.00	$1,019.62	$5.53
Schwab Hedged Equity Fund
Actual Return	1.89%	$1,000.00	$1,049.70	$9.74
Hypothetical 5% Return	1.89%	$1,000.00	$1,015.60	$9.58
Schwab Health Care Fund
Actual Return	0.79%	$1,000.00	$ 965.50	$3.90
Hypothetical 5% Return	0.79%	$1,000.00	$1,021.13	$4.01
Schwab International Core Equity Fund
Actual Return	0.86%	$1,000.00	$1,018.80	$4.36
Hypothetical 5% Return	0.86%	$1,000.00	$1,020.78	$4.37

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12- month period. This ratio does not include certain non-routine expenses, such as proxy expenses.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.
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Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$23.10	$25.48	$23.46	$18.80	$16.81
Income (loss) from investment operations:
Net investment income (loss)	0.38 [1]	0.30 [1]	0.30	0.32	0.26
Net realized and unrealized gains (losses)	(0.52)	1.05	3.60	4.51	2.07
Total from investment operations	(0.14)	1.35	3.90	4.83	2.33
Less distributions:
Distributions from net investment income	(0.36)	(0.33)	(0.22)	(0.17)	(0.34)
Distributions from net realized gains	(2.95)	(3.40)	(1.66)	—	—
Total distributions	(3.31)	(3.73)	(1.88)	(0.17)	(0.34)
Net asset value at end of period	$19.65	$23.10	$25.48	$23.46	$18.80
Total return	(0.50%)	5.61%	17.88%	25.89%	13.99%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.73%	0.74%	0.72%	0.72%	0.72%
Gross operating expenses	0.73%	0.74%	0.72%	0.73%	0.73%
Net investment income (loss)	1.93%	1.29%	1.19%	1.51%	1.37%
Portfolio turnover rate	80%	81%	63%	80%	45% [2]
Net assets, end of period (x 1,000,000)	$2,075	$2,363	$2,317	$2,247	$1,880

1
Calculated based on the average shares outstanding during the period.
2
Portfolio turnover excludes the impact of investment activities from mergers with other funds.
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Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.5%	Common Stock	1,840,602,469	2,065,597,732
0.4%	Other Investment Company	8,544,366	8,544,366
99.9%	Total Investments	1,849,146,835	2,074,142,098
0.1%	Other Assets and Liabilities, Net		1,102,725
100.0%	Net Assets		2,075,244,823

Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 1.9%
Lear Corp.	328,386	40,319,233

Banks 4.4%
Bank of America Corp.	1,049,043	17,309,209
Citigroup, Inc.	1,158,046	56,917,961
Citizens Financial Group, Inc.	157,081	4,137,514
MGIC Investment Corp. *	243,780	1,989,245
Regions Financial Corp.	1,024,695	10,974,483
		91,328,412

Capital Goods 8.2%
AECOM *	114,814	3,197,570
Allison Transmission Holdings, Inc.	479,184	14,035,299
BWX Technologies, Inc.	273,285	10,718,238
Carlisle Cos., Inc.	229,359	24,048,291
Curtiss-Wright Corp.	95,345	8,544,819
EMCOR Group, Inc.	77,943	4,712,434
Fluor Corp.	136,331	7,087,849
Huntington Ingalls Industries, Inc.	163,912	26,448,840
Illinois Tool Works, Inc.	78,123	8,872,429
Northrop Grumman Corp.	15,575	3,566,675
Owens Corning	397,364	19,383,416
Quanta Services, Inc. *	161,108	4,631,855
Stanley Black & Decker, Inc.	310,938	35,397,182
		170,644,897

Commercial & Professional Supplies 1.0%
ManpowerGroup, Inc.	144,409	11,090,611
RR Donnelley & Sons Co.	496,316	8,809,609
		19,900,220

Consumer Durables & Apparel 1.1%
Brunswick Corp.	123,264	5,361,984
Michael Kors Holdings Ltd. *	255,983	12,998,817
Whirlpool Corp.	25,520	3,823,406
		22,184,207

Security	Number of Shares	Value ($)
Consumer Services 1.3%
Darden Restaurants, Inc.	385,840	24,998,574
International Game Technology plc	73,148	2,100,810
		27,099,384

Diversified Financials 4.4%
Ally Financial, Inc.	771,928	13,948,739
Capital One Financial Corp.	152,053	11,258,004
Discover Financial Services	159,963	9,010,716
Federated Investors, Inc., Class B	242,895	6,558,165
Morgan Stanley	247,850	8,320,325
MSCI, Inc.	86,616	6,945,737
The Bank of New York Mellon Corp.	184,668	7,990,584
Thomson Reuters Corp.	89,571	3,529,993
Voya Financial, Inc.	788,960	24,102,728
		91,664,991

Energy 6.5%
Apache Corp.	63,230	3,760,920
Baker Hughes, Inc.	527,153	29,204,276
Chevron Corp.	147,246	15,424,019
ConocoPhillips	456,890	19,851,870
Diamond Offshore Drilling, Inc.	241,888	3,988,733
Exxon Mobil Corp.	318,323	26,522,672
QEP Resources, Inc.	346,081	5,561,522
Valero Energy Corp.	450,049	26,660,903
World Fuel Services Corp.	84,398	3,397,020
		134,371,935

Food & Staples Retailing 2.3%
Wal-Mart Stores, Inc.	694,565	48,633,441

Food, Beverage & Tobacco 5.9%
Altria Group, Inc.	239,049	15,805,920
B&G Foods, Inc.	155,748	6,603,715
Dr Pepper Snapple Group, Inc.	284,520	24,978,011
PepsiCo, Inc.	481,185	51,583,032
The JM Smucker Co.	52,039	6,833,241
Tyson Foods, Inc., Class A	245,271	17,377,450
		123,181,369

Health Care Equipment & Services 5.4%
Becton, Dickinson & Co.	66,497	11,165,511
Boston Scientific Corp. *	665,348	14,637,656
C.R. Bard, Inc.	35,836	7,764,944
Cardinal Health, Inc.	163,950	11,261,725
Hologic, Inc. *	940,087	33,852,533
IDEXX Laboratories, Inc. *	35,886	3,844,826
Teleflex, Inc.	36,821	5,270,190
UnitedHealth Group, Inc.	96,414	13,626,191
WellCare Health Plans, Inc. *	93,831	10,650,757
		112,074,333

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Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Household & Personal Products 2.3%
Spectrum Brands Holdings, Inc.	218,517	29,552,239
The Procter & Gamble Co.	202,959	17,616,841
		47,169,080

Insurance 3.9%
American Financial Group, Inc.	260,625	19,416,563
Everest Re Group Ltd.	55,795	11,355,398
Loews Corp.	325,490	14,005,835
Reinsurance Group of America, Inc.	117,956	12,722,734
The Allstate Corp.	55,331	3,756,975
The Travelers Cos., Inc.	125,739	13,602,445
Unum Group	186,683	6,608,578
		81,468,528

Materials 3.5%
Axalta Coating Systems Ltd. *	393,690	9,889,493
Berry Plastics Group, Inc. *	450,616	19,714,450
Cabot Corp.	221,898	11,569,762
Graphic Packaging Holding Co.	579,197	7,239,963
International Paper Co.	104,542	4,707,526
RPM International, Inc.	264,723	12,584,931
The Sherwin-Williams Co.	32,743	8,017,451
		73,723,576

Media 2.9%
AMC Networks, Inc., Class A *	205,235	10,042,149
CBS Corp., Class B - Non Voting Shares	134,700	7,626,714
Comcast Corp., Class A	556,442	34,399,244
Live Nation Entertainment, Inc. *	276,362	7,646,937
		59,715,044

Pharmaceuticals, Biotechnology & Life Sciences 8.3%
AbbVie, Inc.	105,710	5,896,504
Amgen, Inc.	147,119	20,767,318
Biogen, Inc. *	30,221	8,467,320
Celgene Corp. *	41,284	4,218,399
Johnson & Johnson	211,942	24,583,152
Merck & Co., Inc.	977,999	57,428,101
Pfizer, Inc.	1,417,558	44,950,764
Thermo Fisher Scientific, Inc.	42,353	6,227,162
		172,538,720

Real Estate 2.8%
Apartment Investment & Management Co., Class A	241,140	10,627,040
Equity LifeStyle Properties, Inc.	183,337	13,904,278
SL Green Realty Corp.	334,801	32,884,154
		57,415,472

Retailing 5.5%
Amazon.com, Inc. *	72,206	57,029,743
Best Buy Co., Inc.	237,330	9,234,510
Kohl's Corp.	242,357	10,603,119
Lowe's Cos., Inc.	516,687	34,437,189
The Home Depot, Inc.	16,527	2,016,459
		113,321,020

Security	Number of Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.0%
Intel Corp.	561,820	19,590,664
Maxim Integrated Products, Inc.	336,664	13,341,994
QUALCOMM, Inc.	60,000	4,123,200
Teradyne, Inc.	210,022	4,891,412
		41,947,270

Software & Services 14.1%
Alphabet, Inc., Class A *	76,579	62,021,332
Alphabet, Inc., Class C *	10,791	8,465,971
Check Point Software Technologies Ltd. *	23,337	1,973,377
Citrix Systems, Inc. *	199,176	16,890,125
CoreLogic, Inc. *	281,563	11,983,321
eBay, Inc. *	378,285	10,784,905
Facebook, Inc., Class A *	211,411	27,692,727
IAC/InterActiveCorp	68,058	4,385,658
International Business Machines Corp.	107,750	16,560,098
MasterCard, Inc., Class A	41,772	4,470,439
Microsoft Corp.	727,846	43,612,532
Nuance Communications, Inc. *	825,183	11,569,066
Science Applications International Corp.	20,034	1,380,543
Synopsys, Inc. *	114,195	6,772,905
Teradata Corp. *	910,977	24,559,940
The Western Union Co.	275,344	5,526,154
Vantiv, Inc., Class A *	93,114	5,434,133
VeriSign, Inc. *	96,010	8,066,760
Xerox Corp.	2,144,515	20,951,912
		293,101,898

Technology Hardware & Equipment 4.5%
Anixter International, Inc. *	65,996	4,339,237
Apple, Inc.	547,762	62,192,898
HP, Inc.	1,893,398	27,435,337
		93,967,472

Telecommunication Services 1.5%
AT&T, Inc.	456,704	16,802,140
T-Mobile US, Inc. *	274,971	13,674,308
		30,476,448

Transportation 1.0%
FedEx Corp.	99,385	17,324,793
JetBlue Airways Corp. *	175,103	3,060,801
		20,385,594

Utilities 4.8%
CenterPoint Energy, Inc.	620,190	14,140,332
Edison International	179,038	13,155,712
FirstEnergy Corp.	989,489	33,929,578
Southwest Gas Corp.	41,156	2,982,164
UGI Corp.	750,862	34,757,402
		98,965,188
Total Common Stock
(Cost $1,840,602,469)		2,065,597,732

32
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Other Investment Company 0.4% of net assets

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (a)	8,544,366	8,544,366

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $1,850,769,920 and the unrealized appreciation and depreciation were $272,660,738 and ($49,288,560), respectively, with a net unrealized appreciation of $223,372,178.
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 12/16/16	60	6,360,300	(57,970)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$2,065,597,732	$—	$—	$2,065,597,732
Other Investment Company[1]	8,544,366	—	—	8,544,366
Total	$2,074,142,098	$—	$—	$2,074,142,098
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($57,970)	$—	$—	($57,970)
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.
33
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Core Equity Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments, at value (cost $1,849,146,835)		$2,074,142,098
Deposit with broker for futures contracts		1,827,000
Receivables:
Investments sold		393,256
Dividends		1,215,764
Fund shares sold		491,983
Income from securities on loan		1,788
Prepaid expenses	+	28,211
Total assets		2,078,100,100
Liabilities
Payables:
Investment adviser and administrator fees		837,745
Shareholder service fees		388,095
Fund shares redeemed		1,513,941
Variation margin on futures contracts		11,100
Accrued expenses	+	104,396
Total liabilities		2,855,277
Net Assets
Total assets		2,078,100,100
Total liabilities	–	2,855,277
Net assets		$2,075,244,823
Net Assets by Source
Capital received from investors		1,825,603,961
Net investment income not yet distributed		27,905,265
Net realized capital losses		(3,201,696)
Net unrealized capital appreciation		224,937,293

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,075,244,823		105,624,998		$19.65

34
Schwab Active Equity Funds  |  Annual Report
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Schwab Core Equity Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends		$57,295,226
Securities on loan	+	196,867
Total investment income		57,492,093
Expenses
Investment adviser and administrator fees		10,153,297
Shareholder service fees		5,254,635
Shareholder reports		99,338
Portfolio accounting fees		64,367
Registration fees		54,271
Transfer agent fees		46,600
Custodian fees		40,823
Proxy fees		40,427
Professional fees		37,807
Independent trustees' fees		20,938
Interest expense		468
Other expenses	+	30,494
Total expenses		15,843,465
Expense reduction by CSIM and its affiliates	–	46,600
Net expenses	–	15,796,865
Net investment income		41,695,228
Realized and Unrealized Gains (Losses)
Net realized gains on investments		1,371,024
Net realized gains on futures contracts	+	1,613,699
Net realized gains		2,984,723
Net change in unrealized appreciation (depreciation) on investments		(59,443,415)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(762,033)
Net change in unrealized appreciation (depreciation)	+	(60,205,448)
Net realized and unrealized losses		(57,220,725)
Decrease in net assets resulting from operations		($15,525,497)
35
Schwab Active Equity Funds  |  Annual Report
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Schwab Core Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$41,695,228	$30,380,445
Net realized gains		2,984,723	307,255,040
Net change in unrealized appreciation (depreciation)	+	(60,205,448)	(207,380,437)
Increase (decrease) in net assets from operations		(15,525,497)	130,255,048
Distributions to Shareholders
Distributions from net investment income		(37,055,587)	(30,311,016)
Distributions from net realized gains	+	(299,452,225)	(308,068,333)
Total distributions		($336,507,812)	($338,379,349)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,848,997	$188,207,369	12,845,696	$293,750,932
Shares reinvested		12,520,076	244,391,884	10,461,915	236,857,753
Shares redeemed	+	(19,037,976)	(368,198,142)	(11,947,882)	(276,936,418)
Net transactions in fund shares		3,331,097	$64,401,111	11,359,729	$253,672,267
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		102,293,901	$2,362,877,021	90,934,172	$2,317,329,055
Total increase or decrease	+	3,331,097	(287,632,198)	11,359,729	45,547,966
End of period		105,624,998	$2,075,244,823	102,293,901	$2,362,877,021
Net investment income not yet distributed			$27,905,265		$22,957,023
36
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$16.43	$19.17	$18.22	$14.52	$13.15
Income (loss) from investment operations:
Net investment income (loss)	0.31 [1]	0.29 [1]	0.27	0.32	0.27
Net realized and unrealized gains (losses)	(0.29)	(0.21)	2.16	3.70	1.38
Total from investment operations	0.02	0.08	2.43	4.02	1.65
Less distributions:
Distributions from net investment income	(0.32)	(0.27)	(0.29)	(0.32)	(0.28)
Distributions from net realized gains	(1.74)	(2.55)	(1.19)	—	—
Total distributions	(2.06)	(2.82)	(1.48)	(0.32)	(0.28)
Net asset value at end of period	$14.39	$16.43	$19.17	$18.22	$14.52
Total return	0.26%	0.12%	14.26%	27.99%	12.65%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.88%	0.88%	0.89%	0.89%	0.89%
Gross operating expenses	0.89%	0.88%	0.89%	0.89%	0.89%
Net investment income (loss)	2.18%	1.71%	1.47%	1.97%	1.89%
Portfolio turnover rate	74%	73%	72%	64%	55%
Net assets, end of period (x 1,000,000)	$1,560	$1,872	$2,053	$1,804	$1,390

1
Calculated based on the average shares outstanding during the period.
37
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.7%	Common Stock	1,459,568,656	1,554,675,721
0.4%	Short-Term Investment	5,891,825	5,891,825
100.1%	Total Investments	1,465,460,481	1,560,567,546
(0.1%)	Other Assets and Liabilities, Net		(889,215)
100.0%	Net Assets		1,559,678,331

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 2.7%
Ford Motor Co.	1,097,107	12,880,036
Lear Corp.	241,865	29,696,185
		42,576,221

Banks 10.1%
Bank of America Corp.	1,315,859	21,711,674
Citigroup, Inc.	1,078,791	53,022,578
Citizens Financial Group, Inc.	639,658	16,848,592
Huntington Bancshares, Inc.	430,000	4,558,000
JPMorgan Chase & Co.	229,467	15,892,884
MGIC Investment Corp. *	361,317	2,948,347
Regions Financial Corp.	1,215,565	13,018,701
TCF Financial Corp.	753,209	10,770,889
Wells Fargo & Co.	352,030	16,196,900
Zions Bancorp	67,897	2,186,962
		157,155,527

Capital Goods 9.1%
Allison Transmission Holdings, Inc.	651,751	19,089,787
BWX Technologies, Inc.	68,744	2,696,140
Carlisle Cos., Inc.	262,178	27,489,363
Chicago Bridge & Iron Co., N.V.	224,322	7,182,790
EMCOR Group, Inc.	16,973	1,026,188
General Electric Co.	169,522	4,933,090
Huntington Ingalls Industries, Inc.	116,177	18,746,321
Illinois Tool Works, Inc.	10,008	1,136,608
KBR, Inc.	865,849	12,823,224
L-3 Communications Holdings, Inc.	5,520	755,909
Northrop Grumman Corp.	57,097	13,075,213
PACCAR, Inc.	14,865	816,386
Raytheon Co.	81,874	11,184,807
Stanley Black & Decker, Inc.	179,093	20,387,947
The Timken Co.	42,837	1,415,763
		142,759,536

Commercial & Professional Supplies 0.9%
LSC Communications, Inc. *	163,391	3,960,598
ManpowerGroup, Inc.	24,020	1,844,736
RR Donnelley & Sons Co.	435,709	7,733,835
		13,539,169

Security	Number of Shares	Value ($)
Consumer Durables & Apparel 0.2%
Whirlpool Corp.	20,877	3,127,792

Consumer Services 0.6%
Darden Restaurants, Inc.	138,091	8,946,916
International Game Technology plc	43,937	1,261,871
		10,208,787

Diversified Financials 7.6%
Ally Financial, Inc.	778,164	14,061,423
Berkshire Hathaway, Inc., Class B *	70,364	10,153,525
Capital One Financial Corp.	232,637	17,224,444
Discover Financial Services	337,305	19,000,391
Federated Investors, Inc., Class B	206,589	5,577,903
Interactive Brokers Group, Inc., Class A	230,639	7,654,908
Morgan Stanley	102,621	3,444,987
MSCI, Inc.	73,895	5,925,640
The Bank of New York Mellon Corp.	144,429	6,249,443
Thomson Reuters Corp.	46,041	1,814,476
Voya Financial, Inc.	898,634	27,453,269
		118,560,409

Energy 13.0%
Apache Corp.	130,218	7,745,367
Baker Hughes, Inc.	371,984	20,607,914
Chevron Corp.	268,016	28,074,676
ConocoPhillips	389,525	16,924,861
Exxon Mobil Corp.	625,643	52,128,575
Noble Corp. plc	983,942	4,860,673
Occidental Petroleum Corp.	188,664	13,755,492
Oceaneering International, Inc.	79,729	1,897,550
Patterson-UTI Energy, Inc.	342,284	7,694,544
Rowan Cos. plc, Class A	743,424	9,865,236
Tesoro Corp.	84,335	7,165,945
Valero Energy Corp.	415,307	24,602,787
World Fuel Services Corp.	170,079	6,845,680
		202,169,300

Food & Staples Retailing 1.7%
Wal-Mart Stores, Inc.	388,222	27,183,304

Food, Beverage & Tobacco 4.2%
Dr Pepper Snapple Group, Inc.	178,495	15,670,076
PepsiCo, Inc.	276,467	29,637,262
The JM Smucker Co.	61,945	8,133,998
Tyson Foods, Inc., Class A	175,513	12,435,096
		65,876,432

Health Care Equipment & Services 5.6%
Allscripts Healthcare Solutions, Inc. *	740,376	8,891,916
Becton, Dickinson & Co.	163,389	27,434,647
Boston Scientific Corp. *	403,972	8,887,384
Cardinal Health, Inc.	230,054	15,802,409

38
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Hill-Rom Holdings, Inc.	43,487	2,409,614
Hologic, Inc. *	266,634	9,601,490
IDEXX Laboratories, Inc. *	21,699	2,324,831
McKesson Corp.	34,769	4,421,574
ResMed, Inc.	48,535	2,900,937
UnitedHealth Group, Inc.	32,460	4,587,572
		87,262,374

Household & Personal Products 1.6%
Energizer Holdings, Inc.	33,689	1,566,875
Spectrum Brands Holdings, Inc.	130,253	17,615,416
The Procter & Gamble Co.	69,462	6,029,302
		25,211,593

Insurance 6.4%
Aflac, Inc.	8,330	573,687
American Financial Group, Inc.	15,905	1,184,923
Aspen Insurance Holdings Ltd.	268,030	12,932,447
CNA Financial Corp.	48,584	1,776,717
Everest Re Group Ltd.	49,419	10,057,755
Loews Corp.	188,686	8,119,159
Reinsurance Group of America, Inc.	203,248	21,922,329
The Allstate Corp.	178,955	12,151,044
The Travelers Cos., Inc.	252,276	27,291,218
Unum Group	101,328	3,587,011
		99,596,290

Materials 3.6%
Axalta Coating Systems Ltd. *	158,027	3,969,638
Berry Plastics Group, Inc. *	143,442	6,275,588
Cabot Corp.	233,517	12,175,576
Celanese Corp., Series A	38,599	2,814,639
International Paper Co.	100,798	4,538,934
RPM International, Inc.	160,649	7,637,253
Steel Dynamics, Inc.	548,951	15,074,195
The Sherwin-Williams Co.	17,076	4,181,229
		56,667,052

Media 0.3%
AMC Networks, Inc., Class A *	66,394	3,248,658
Live Nation Entertainment, Inc. *	41,830	1,157,436
		4,406,094

Pharmaceuticals, Biotechnology & Life Sciences 5.8%
Amgen, Inc.	72,318	10,208,409
Johnson & Johnson	113,723	13,190,731
Merck & Co., Inc.	433,226	25,439,031
Pfizer, Inc.	1,294,412	41,045,804
		89,883,975

Real Estate 5.3%
Apartment Investment & Management Co., Class A	97,914	4,315,070
CBL & Associates Properties, Inc.	662,607	7,089,895
Corporate Office Properties Trust	185,718	4,956,813
Empire State Realty Trust, Inc., Class A	277,003	5,420,949
Equity LifeStyle Properties, Inc.	208,157	15,786,627
Outfront Media, Inc.	31,996	688,234
Retail Properties of America, Inc., Class A	1,128,328	17,568,067
Security	Number of Shares	Value ($)
Senior Housing Properties Trust	272,117	5,787,929
SL Green Realty Corp.	207,519	20,382,516
		81,996,100

Retailing 1.7%
American Eagle Outfitters, Inc.	125,832	2,144,177
Best Buy Co., Inc.	381,262	14,834,905
Kohl's Corp.	108,256	4,736,200
Lowe's Cos., Inc.	72,280	4,817,462
		26,532,744

Semiconductors & Semiconductor Equipment 2.8%
Intel Corp.	948,824	33,085,493
Maxim Integrated Products, Inc.	156,202	6,190,285
QUALCOMM, Inc.	64,544	4,435,464
		43,711,242

Software & Services 2.7%
Alphabet, Inc., Class A *	10,436	8,452,116
Citrix Systems, Inc. *	56,837	4,819,778
eBay, Inc. *	189,451	5,401,248
Nuance Communications, Inc. *	965,001	13,529,314
Synopsys, Inc. *	61,780	3,664,172
Take-Two Interactive Software, Inc. *	71,583	3,177,569
Xerox Corp.	258,734	2,527,831
		41,572,028

Technology Hardware & Equipment 3.1%
Arrow Electronics, Inc. *	29,595	1,808,846
Cisco Systems, Inc.	378,739	11,619,713
HP, Inc.	1,753,086	25,402,216
Jabil Circuit, Inc.	71,650	1,529,011
NCR Corp. *	186,696	6,543,695
SYNNEX Corp.	8,209	841,751
		47,745,232

Telecommunication Services 2.2%
AT&T, Inc.	890,378	32,757,007
T-Mobile US, Inc. *	10,387	516,545
Telephone & Data Systems, Inc.	49,804	1,286,935
		34,560,487

Transportation 0.7%
Expeditors International of Washington, Inc.	64,843	3,337,469
FedEx Corp.	27,264	4,752,660
JetBlue Airways Corp. *	133,687	2,336,849
		10,426,978

Utilities 7.8%
CenterPoint Energy, Inc.	1,285,364	29,306,299
Entergy Corp.	397,934	29,319,777
FirstEnergy Corp.	876,081	30,040,818
UGI Corp.	680,452	31,498,123
Xcel Energy, Inc.	42,889	1,782,038
		121,947,055
Total Common Stock
(Cost $1,459,568,656)		1,554,675,721

39
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.4% of net assets

Time Deposit 0.4%
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (a)	5,891,825	5,891,825
Total Short-Term Investment
(Cost $5,891,825)		5,891,825

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $1,465,425,594 and the unrealized appreciation and depreciation were $154,675,788 and ($59,533,836), respectively, with a net unrealized appreciation of $95,141,952.
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 12/16/16	45	4,770,225	(65,112)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$1,554,675,721	$—	$—	$1,554,675,721
Short-Term Investment[1]	—	5,891,825	—	5,891,825
Total	$1,554,675,721	$5,891,825	$—	$1,560,567,546
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($65,112)	$—	$—	($65,112)
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.
40
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Dividend Equity Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments, at value (cost $1,465,460,481)		$1,560,567,546
Deposit with broker for futures contracts		202,500
Receivables:
Dividends		1,301,018
Fund shares sold		468,904
Interest		25
Prepaid expenses	+	20,800
Total assets		1,562,560,793
Liabilities
Payables:
Investment adviser and administrator fees		831,986
Shareholder service fees		329,684
Fund shares redeemed		1,625,335
Variation margin on futures contracts		8,325
Accrued expenses	+	87,132
Total liabilities		2,882,462
Net Assets
Total assets		1,562,560,793
Total liabilities	–	2,882,462
Net assets		$1,559,678,331
Net Assets by Source
Capital received from investors		1,472,380,749
Net investment income not yet distributed		1,273,539
Net realized capital losses		(9,017,910)
Net unrealized capital appreciation		95,041,953

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,559,678,331		108,349,853		$14.39

41
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $1,467)		$51,352,393
Interest	+	7,689
Total investment income		51,360,082
Expenses
Investment adviser and administrator fees		10,403,635
Shareholder service fees		4,093,569
Shareholder reports		88,412
Portfolio accounting fees		60,877
Custodian fees		40,123
Professional fees		40,114
Proxy fees		36,526
Transfer agent fees		33,940
Registration fees		32,348
Independent trustees' fees		18,081
Interest expense		1,479
Other expenses	+	25,146
Total expenses		14,874,250
Expense reduction by CSIM and its affiliates	–	33,940
Net expenses	–	14,840,310
Net investment income		36,519,772
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(10,161,536)
Net realized gains on futures contracts	+	607,854
Net realized losses		(9,553,682)
Net change in unrealized appreciation (depreciation) on investments		(25,307,648)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(546,839)
Net change in unrealized appreciation (depreciation)	+	(25,854,487)
Net realized and unrealized losses		(35,408,169)
Increase in net assets resulting from operations		$1,111,603
42
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$36,519,772	$33,911,486
Net realized gains (losses)		(9,553,682)	194,016,375
Net change in unrealized appreciation (depreciation)	+	(25,854,487)	(221,097,083)
Increase in net assets from operations		1,111,603	6,830,778
Distributions to Shareholders
Distributions from net investment income		(35,938,370)	(31,258,036)
Distributions from net realized gains	+	(195,568,378)	(272,348,613)
Total distributions		($231,506,748)	($303,606,649)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,869,700	$124,506,020	14,692,885	$248,859,127
Shares reinvested		11,191,095	160,580,768	12,419,993	210,709,144
Shares redeemed	+	(25,625,568)	(366,896,176)	(20,322,510)	(344,140,463)
Net transactions in fund shares		(5,564,773)	($81,809,388)	6,790,368	$115,427,808
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		113,914,626	$1,871,882,864	107,124,258	$2,053,230,927
Total increase or decrease	+	(5,564,773)	(312,204,533)	6,790,368	(181,348,063)
End of period		108,349,853	$1,559,678,331	113,914,626	$1,871,882,864
Net investment income not yet distributed			$1,273,539		$587,212
43
Schwab Active Equity Funds  |  Annual Report
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Schwab Large-Cap Growth Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$17.68	$18.38	$15.66	$12.48	$11.18
Income (loss) from investment operations:
Net investment income (loss)	0.20 [1]	0.13 [1]	0.11	0.14	0.07
Net realized and unrealized gains (losses)	(0.12)	1.08	2.70	3.17	1.29
Total from investment operations	0.08	1.21	2.81	3.31	1.36
Less distributions:
Distributions from net investment income	(0.20)	(0.09)	(0.09)	(0.13)	(0.06)
Distributions from net realized gains	(2.36)	(1.82)	—	—	—
Total distributions	(2.56)	(1.91)	(0.09)	(0.13)	(0.06)
Net asset value at end of period	$15.20	$17.68	$18.38	$15.66	$12.48
Total return	0.54%	7.00%	18.06%	26.76%	12.18%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.00% [2]	0.99%	0.99%	0.99%	0.99%
Gross operating expenses	1.04%	1.03%	1.04%	1.05%	1.05%
Net investment income (loss)	1.32%	0.75%	0.60%	1.00%	0.53%
Portfolio turnover rate	84%	90%	82%	87%	79%
Net assets, end of period (x 1,000,000)	$219	$251	$256	$253	$217

1
Calculated based on the average shares outstanding during the period.
2
The ratio of net operating expenses would have been 0.99%, if certain non-routine expenses had not been incurred.
44
Schwab Active Equity Funds  |  Annual Report
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Schwab Large-Cap Growth Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.7%	Common Stock	196,331,336	218,153,913
0.4%	Short-Term Investment	900,426	900,426
100.1%	Total Investments	197,231,762	219,054,339
(0.1%)	Other Assets and Liabilities, Net		(134,531)
100.0%	Net Assets		218,919,808

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets

Automobiles & Components 2.0%
Lear Corp.	34,978	4,294,599

Banks 0.6%
Citigroup, Inc.	14,625	718,819
MGIC Investment Corp. *	24,964	203,706
Radian Group, Inc.	20,507	278,690
		1,201,215

Capital Goods 7.1%
AECOM *	7,793	217,035
Allison Transmission Holdings, Inc.	92,360	2,705,224
BWX Technologies, Inc.	15,233	597,438
Carlisle Cos., Inc.	39,403	4,131,405
Curtiss-Wright Corp.	5,057	453,208
EMCOR Group, Inc.	23,944	1,447,654
Huntington Ingalls Industries, Inc.	6,382	1,029,800
Owens Corning	44,611	2,176,125
PACCAR, Inc.	20,000	1,098,400
Raytheon Co.	5,307	724,989
Stanley Black & Decker, Inc.	9,015	1,026,268
		15,607,546

Commercial & Professional Supplies 1.0%
ManpowerGroup, Inc.	15,348	1,178,726
RR Donnelley & Sons Co.	59,133	1,049,611
		2,228,337

Consumer Durables & Apparel 1.2%
Brunswick Corp.	3,627	157,775
Michael Kors Holdings Ltd. *	48,135	2,444,295
		2,602,070

Consumer Services 4.0%
Aramark	19,281	717,832
Darden Restaurants, Inc.	57,752	3,741,752
International Game Technology plc	54,378	1,561,736
Vail Resorts, Inc.	11,503	1,834,039
Yum! Brands, Inc.	11,069	955,033
		8,810,392

Security	Number of Shares	Value ($)
Diversified Financials 0.8%
Federated Investors, Inc., Class B	18,188	491,076
Interactive Brokers Group, Inc., Class A	26,663	884,945
MSCI, Inc.	5,386	431,903
		1,807,924

Food & Staples Retailing 2.5%
Sysco Corp.	33,162	1,595,755
Wal-Mart Stores, Inc.	55,599	3,893,042
		5,488,797

Food, Beverage & Tobacco 6.7%
Altria Group, Inc.	22,964	1,518,380
B&G Foods, Inc.	20,808	882,259
Dr Pepper Snapple Group, Inc.	33,774	2,965,019
PepsiCo, Inc.	64,221	6,884,491
Post Holdings, Inc. *	2,528	192,709
The JM Smucker Co.	2,780	365,042
Tyson Foods, Inc., Class A	24,896	1,763,882
		14,571,782

Health Care Equipment & Services 6.4%
Allscripts Healthcare Solutions, Inc. *	154,824	1,859,436
Becton, Dickinson & Co.	14,564	2,445,441
Boston Scientific Corp. *	58,858	1,294,876
Cardinal Health, Inc.	18,204	1,250,433
Hologic, Inc. *	57,969	2,087,464
IDEXX Laboratories, Inc. *	10,240	1,097,114
McKesson Corp.	6,473	823,171
Teleflex, Inc.	3,520	503,818
UnitedHealth Group, Inc.	7,980	1,127,813
WellCare Health Plans, Inc. *	12,422	1,410,021
		13,899,587

Household & Personal Products 0.7%
Spectrum Brands Holdings, Inc.	11,168	1,510,360

Insurance 2.5%
American Financial Group, Inc.	18,164	1,353,218
Everest Re Group Ltd.	5,841	1,188,760
Loews Corp.	6,695	288,086
Reinsurance Group of America, Inc.	12,017	1,296,154
The Allstate Corp.	8,851	600,983
The Travelers Cos., Inc.	6,801	735,732
		5,462,933

Materials 2.7%
Axalta Coating Systems Ltd. *	11,989	301,164
Berry Plastics Group, Inc. *	45,252	1,979,775

45
Schwab Active Equity Funds  |  Annual Report
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Schwab Large-Cap Growth Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Cabot Corp.	56,914	2,967,496
The Sherwin-Williams Co.	2,814	689,036
		5,937,471

Media 4.8%
AMC Networks, Inc., Class A *	17,460	854,318
Comcast Corp., Class A	90,249	5,579,193
Live Nation Entertainment, Inc. *	114,399	3,165,420
Omnicom Group, Inc.	10,597	845,853
		10,444,784

Pharmaceuticals, Biotechnology & Life Sciences 10.5%
AbbVie, Inc.	64,331	3,588,383
Amgen, Inc.	31,692	4,473,643
Biogen, Inc. *	7,358	2,061,565
Bruker Corp.	47,594	975,201
Charles River Laboratories International, Inc. *	3,553	269,602
Johnson & Johnson	14,586	1,691,830
Merck & Co., Inc.	57,281	3,363,540
Pfizer, Inc.	117,376	3,721,993
Thermo Fisher Scientific, Inc.	15,932	2,342,482
VWR Corp. *	21,744	598,177
		23,086,416

Real Estate 2.8%
Apartment Investment & Management Co., Class A	22,010	969,981
Empire State Realty Trust, Inc., Class A	18,208	356,331
Equity LifeStyle Properties, Inc.	15,674	1,188,716
Retail Properties of America, Inc., Class A	117,951	1,836,497
SL Green Realty Corp.	17,351	1,704,215
		6,055,740

Retailing 7.8%
Amazon.com, Inc. *	10,598	8,370,512
Best Buy Co., Inc.	48,368	1,881,999
J.C. Penney Co., Inc. *	11,714	100,623
Kohl's Corp.	7,629	333,769
Lowe's Cos., Inc.	55,461	3,696,476
The Home Depot, Inc.	21,393	2,610,160
		16,993,539

Semiconductors & Semiconductor Equipment 1.5%
Intel Corp.	34,317	1,196,634
Lam Research Corp.	4,655	450,883
Maxim Integrated Products, Inc.	43,908	1,740,074
		3,387,591

Software & Services 22.2%
Accenture plc, Class A	7,622	885,981
Alphabet, Inc., Class A *	12,246	9,918,036
Check Point Software Technologies Ltd. *	25,248	2,134,971
Citrix Systems, Inc. *	16,348	1,386,310
CoreLogic, Inc. *	67,527	2,873,949
eBay, Inc. *	22,912	653,221
Facebook, Inc., Class A *	39,809	5,214,581
First Data Corp., Class A *	73,831	1,032,896
GoDaddy, Inc., Class A *	43,967	1,573,579
International Business Machines Corp.	20,155	3,097,622
Microsoft Corp.	131,248	7,864,380
Nuance Communications, Inc. *	176,449	2,473,815
Security	Number of Shares	Value ($)
Synopsys, Inc. *	7,624	452,180
Teradata Corp. *	90,724	2,445,919
The Western Union Co.	66,652	1,337,706
Vantiv, Inc., Class A *	72,445	4,227,890
Xerox Corp.	115,820	1,131,561
		48,704,597

Technology Hardware & Equipment 8.5%
Apple, Inc.	89,899	10,207,132
Arrow Electronics, Inc. *	12,681	775,063
Cisco Systems, Inc.	31,956	980,410
CommScope Holding Co., Inc. *	38,070	1,163,038
F5 Networks, Inc. *	10,539	1,456,595
HP, Inc.	68,726	995,840
NCR Corp. *	69,493	2,435,730
SYNNEX Corp.	4,748	486,860
		18,500,668

Telecommunication Services 1.3%
AT&T, Inc.	11,581	426,065
T-Mobile US, Inc. *	49,758	2,474,465
		2,900,530

Transportation 0.9%
FedEx Corp.	7,673	1,337,557
JetBlue Airways Corp. *	37,618	657,563
		1,995,120

Utilities 1.2%
CenterPoint Energy, Inc.	9,862	224,854
FirstEnergy Corp.	40,559	1,390,768
UGI Corp.	22,603	1,046,293
		2,661,915
Total Common Stock
(Cost $196,331,336)		218,153,913
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.4% of net assets

Time Deposit 0.4%
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (a)	900,426	900,426
Total Short-Term Investment
(Cost $900,426)		900,426

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $197,231,780 and the unrealized appreciation and depreciation were $28,365,935 and ($6,543,376), respectively, with a net unrealized appreciation of $21,822,559.
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

46
Schwab Active Equity Funds  |  Annual Report
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Schwab Large-Cap Growth Fund
Portfolio Holdings as of October 31, 2016 (continued)

In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 12/16/16	4	424,020	814

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$218,153,913	$—	$—	$218,153,913
Short-Term Investment[1]	—	900,426	—	900,426
Total	$218,153,913	$900,426	$—	$219,054,339
Other Financial Instruments
Futures Contracts[2]	$814	$—	$—	$814
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.
47
Schwab Active Equity Funds  |  Annual Report
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Schwab Large-Cap Growth Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments, at value (cost $197,231,762)		$219,054,339
Deposit with broker for futures contracts		40,500
Receivables:
Fund shares sold		227,044
Dividends		119,726
Prepaid expenses	+	12,082
Total assets		219,453,691
Liabilities
Payables:
Investment adviser and administrator fees		136,187
Shareholder service fees		46,093
Fund shares redeemed		301,032
Variation margin on futures contracts		1,512
Accrued expenses	+	49,059
Total liabilities		533,883
Net Assets
Total assets		219,453,691
Total liabilities	–	533,883
Net assets		$218,919,808
Net Assets by Source
Capital received from investors		188,024,110
Net investment income not yet distributed		1,950,703
Net realized capital gains		7,121,604
Net unrealized capital appreciation		21,823,391

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$218,919,808		14,405,609		$15.20

48
Schwab Active Equity Funds  |  Annual Report
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Schwab Large-Cap Growth Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends		$5,236,976
Interest		1,252
Securities on loan	+	40,055
Total investment income		5,278,283
Expenses
Investment adviser and administrator fees		1,637,344
Shareholder service fees		554,030
Portfolio accounting fees		38,379
Professional fees		35,767
Shareholder reports		30,789
Registration fees		23,067
Transfer agent fees		17,090
Proxy fees		13,836
Custodian fees		11,312
Independent trustees' fees		9,312
Interest expense		203
Other expenses	+	3,317
Total expenses		2,374,446
Expense reduction by CSIM and its affiliates	–	109,059
Net expenses	–	2,265,387
Net investment income		3,012,896
Realized and Unrealized Gains (Losses)
Net realized gains on investments		7,361,291
Net realized losses on futures contracts	+	(82,836)
Net realized gains		7,278,455
Net change in unrealized appreciation (depreciation) on investments		(9,527,674)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(60,946)
Net change in unrealized appreciation (depreciation)	+	(9,588,620)
Net realized and unrealized losses		(2,310,165)
Increase in net assets resulting from operations		$702,731
49
Schwab Active Equity Funds  |  Annual Report
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Schwab Large-Cap Growth Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$3,012,896	$1,929,006
Net realized gains		7,278,455	32,941,638
Net change in unrealized appreciation (depreciation)	+	(9,588,620)	(17,462,462)
Increase in net assets from operations		702,731	17,408,182
Distributions to Shareholders
Distributions from net investment income		(2,760,714)	(1,230,983)
Distributions from net realized gains	+	(33,117,333)	(25,103,219)
Total distributions		($35,878,047)	($26,334,202)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,470,303	$21,865,357	1,525,412	$26,545,521
Shares reinvested		1,409,350	21,238,901	883,607	14,985,971
Shares redeemed	+	(2,663,649)	(39,879,178)	(2,147,036)	(37,713,740)
Net transactions in fund shares		216,004	$3,225,080	261,983	$3,817,752
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,189,605	$250,870,044	13,927,622	$255,978,312
Total increase or decrease	+	216,004	(31,950,236)	261,983	(5,108,268)
End of period		14,405,609	$218,919,808	14,189,605	$250,870,044
Net investment income not yet distributed			$1,950,703		$1,586,062
50
Schwab Active Equity Funds  |  Annual Report
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Schwab Small-Cap Equity Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$21.19	$25.11	$24.87	$17.72	$15.61
Income (loss) from investment operations:
Net investment income (loss)	0.07 [1]	0.05 [1]	(0.02)	0.09	0.02
Net realized and unrealized gains (losses)	0.12	0.63	2.71	7.16	2.10
Total from investment operations	0.19	0.68	2.69	7.25	2.12
Less distributions:
Distributions from net investment income	(0.04)	(0.02)	(0.07)	(0.10)	(0.01)
Distributions from net realized gains	(2.53)	(4.58)	(2.38)	—	—
Total distributions	(2.57)	(4.60)	(2.45)	(0.10)	(0.01)
Net asset value at end of period	$18.81	$21.19	$25.11	$24.87	$17.72
Total return	1.47%	3.01%	11.67%	41.10%	13.57%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.09%	1.09%	1.10%	1.10%	1.12%
Gross operating expenses	1.10%	1.09%	1.10%	1.11%	1.12%
Net investment income (loss)	0.37%	0.22%	(0.10%)	0.42%	0.11%
Portfolio turnover rate	85%	95%	103%	84%	101%
Net assets, end of period (x 1,000,000)	$571	$630	$666	$590	$388

1
Calculated based on the average shares outstanding during the period.
51
Schwab Active Equity Funds  |  Annual Report
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Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.0%	Common Stock	536,090,371	565,926,475
1.3%	Other Investment Company	7,179,826	7,179,826
1.0%	Short-Term Investment	5,526,429	5,526,429
101.3%	Total Investments	548,796,626	578,632,730
(1.3%)	Other Assets and Liabilities, Net		(7,174,480)
100.0%	Net Assets		571,458,250

Security	Number of Shares	Value ($)
Common Stock 99.0% of net assets

Automobiles & Components 2.3%
American Axle & Manufacturing Holdings, Inc. *	125,437	2,247,831
Cooper-Standard Holding, Inc. *	43,185	3,941,495
Dana, Inc.	67,485	1,044,668
Tenneco, Inc. *	111,061	6,116,129
		13,350,123

Banks 11.4%
1st Source Corp.	35,101	1,213,091
BancFirst Corp.	13,210	947,157
BancorpSouth, Inc.	13,090	307,615
Boston Private Financial Holdings, Inc.	19,833	260,804
Central Pacific Financial Corp.	7,126	182,639
Central Valley Community Bancorp	14,736	211,020
Community Bank System, Inc.	6,481	305,320
Community Trust Bancorp, Inc.	4,493	164,219
Essent Group Ltd. *	140,864	3,724,444
Farmers Capital Bank Corp.	2,672	83,901
Federal Agricultural Mortgage Corp., Class C	106,664	4,355,091
Financial Institutions, Inc.	5,385	144,587
First Bancorp (North Carolina)	14,300	282,711
First BanCorp (Puerto Rico) *	947,826	4,862,347
First Citizens BancShares, Inc., Class A	4,287	1,247,517
First Community Bancshares, Inc.	27,051	612,705
First Defiance Financial Corp.	1,656	65,379
First Financial Corp.	46,213	1,853,141
First Interstate BancSystem, Inc., Class A	28,960	923,824
First Midwest Bancorp, Inc.	24,557	474,196
Flushing Financial Corp.	8,167	174,937
Fulton Financial Corp.	25,942	386,536
Great Southern Bancorp, Inc.	5,287	218,617
Great Western Bancorp, Inc.	64,627	2,083,574
Heartland Financial USA, Inc.	27,247	1,020,400
Hilltop Holdings, Inc. *	11,647	287,681
International Bancshares Corp.	198,793	6,132,764
MGIC Investment Corp. *	919,030	7,499,285
MidWestOne Financial Group, Inc.	2,163	62,900
OFG Bancorp	619,391	6,596,514
Peapack-Gladstone Financial Corp.	6,545	138,427
Preferred Bank	31,993	1,213,175
Radian Group, Inc.	122,812	1,669,015
Republic Bancorp, Inc., Class A	30,232	956,540
Security	Number of Shares	Value ($)
Sterling Bancorp	18,473	332,514
Synovus Financial Corp.	33,960	1,123,057
TCF Financial Corp.	484,954	6,934,842
TriState Capital Holdings, Inc. *	21,600	381,240
Triumph Bancorp, Inc. *	32,538	605,207
United Community Banks, Inc.	187,305	4,040,169
Waterstone Financial, Inc.	23,910	405,275
Westamerica Bancorp	5,072	251,368
Wintrust Financial Corp.	6,128	330,606
		65,066,351

Capital Goods 6.8%
Altra Industrial Motion Corp.	20,400	601,800
BWX Technologies, Inc.	102,949	4,037,660
Curtiss-Wright Corp.	24,165	2,165,667
EMCOR Group, Inc.	79,980	4,835,591
Global Brass & Copper Holdings, Inc.	152,396	4,373,765
Kadant, Inc.	20,540	1,060,891
Meritor, Inc. *	210,226	2,161,123
Moog, Inc., Class A *	54,330	3,154,943
NCI Building Systems, Inc. *	62,774	903,946
Ply Gem Holdings, Inc. *	194,496	2,664,595
Regal Beloit Corp.	46,338	2,738,576
The Greenbrier Cos., Inc. (a)	63,083	1,987,115
Vectrus, Inc. *	253,431	4,250,038
Wabash National Corp. *	333,153	3,747,971
		38,683,681

Commercial & Professional Supplies 4.9%
ARC Document Solutions, Inc. *	30,710	105,335
Insperity, Inc.	50,373	3,788,050
Kelly Services, Inc., Class A	37,047	693,890
Knoll, Inc.	26,036	563,419
Quad Graphics, Inc.	259,396	6,163,249
The Brink's Co.	204,459	8,086,354
TriNet Group, Inc. *	331,694	6,225,896
TrueBlue, Inc. *	135,111	2,364,443
		27,990,636

Consumer Durables & Apparel 2.4%
Culp, Inc.	37,222	1,042,216
Installed Building Products, Inc. *	97,777	3,231,530
JAKKS Pacific, Inc. *(a)	296,510	1,986,617
Movado Group, Inc.	90,469	1,994,841
Perry Ellis International, Inc. *	112,646	2,094,089
Smith & Wesson Holding Corp. *	134,566	3,556,579
Vera Bradley, Inc. *	8,145	108,899
		14,014,771

Consumer Services 4.2%
BJ's Restaurants, Inc. *	16,765	605,217
Bloomin' Brands, Inc.	399,559	6,912,371
Brinker International, Inc.	123,085	6,060,705
Capella Education Co.	19,655	1,436,780
Carrols Restaurant Group, Inc. *	100,190	1,252,375

52
Schwab Active Equity Funds  |  Annual Report
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Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
K12, Inc. *	213,405	2,313,310
Red Rock Resorts, Inc., Class A	115,489	2,529,209
Regis Corp. *	57,435	728,276
Ruby Tuesday, Inc. *	142,609	423,549
Strayer Education, Inc. *	27,283	1,600,421
		23,862,213

Diversified Financials 3.0%
GAIN Capital Holdings, Inc.	93,629	430,693
GAMCO Investors, Inc., Class A	7,344	208,643
Interactive Brokers Group, Inc., Class A	173,716	5,765,634
KCG Holdings, Inc., Class A *	367,548	4,689,912
Marlin Business Services Corp.	25,245	441,788
Regional Management Corp. *	114,472	2,549,291
World Acceptance Corp. *	61,901	2,941,536
		17,027,497

Energy 3.6%
Contango Oil & Gas Co. *	23,718	185,712
EP Energy Corp., Class A *(a)	81,763	291,076
Evolution Petroleum Corp.	29,722	228,859
Matrix Service Co. *	284,084	5,028,287
McDermott International, Inc. *	1,027,549	5,281,602
Natural Gas Services Group, Inc. *	18,205	395,049
Noble Corp. plc	120,369	594,623
Overseas Shipholding Group, Inc., Class A	77,316	677,288
Renewable Energy Group, Inc. *	300,725	2,631,344
Rowan Cos. plc, Class A	51,187	679,251
TETRA Technologies, Inc. *	896,113	4,883,816
		20,876,907

Food & Staples Retailing 0.4%
SUPERVALU, Inc. *	239,495	1,027,434
Village Super Market, Inc., Class A	34,777	1,039,832
		2,067,266

Food, Beverage & Tobacco 1.4%
Dean Foods Co.	419,873	7,666,881
Fresh Del Monte Produce, Inc.	3,985	240,495
		7,907,376

Health Care Equipment & Services 4.2%
Accuray, Inc. *	294,538	1,443,236
Allscripts Healthcare Solutions, Inc. *	388,965	4,671,470
AngioDynamics, Inc. *	48,761	777,250
Cantel Medical Corp.	1,824	129,924
Civitas Solutions, Inc. *	19,759	337,879
Cross Country Healthcare, Inc. *	8,891	99,312
Cynosure, Inc., Class A *	12,886	549,588
Exactech, Inc. *	14,757	356,382
Haemonetics Corp. *	57,245	1,912,555
Halyard Health, Inc. *	16,644	538,433
HMS Holdings Corp. *	23,892	503,404
Inogen, Inc. *	4,054	217,578
LeMaitre Vascular, Inc.	9,641	201,883
Merit Medical Systems, Inc. *	43,568	956,318
Natus Medical, Inc. *	8,718	343,053
NxStage Medical, Inc. *	81,663	1,857,017
OraSure Technologies, Inc. *	30,187	226,704
Orthofix International N.V. *	83,629	3,065,003
Quality Systems, Inc.	89,487	1,153,487
RadNet, Inc. *	177,032	1,230,372
RTI Surgical, Inc. *	131,300	334,815
Security	Number of Shares	Value ($)
Surmodics, Inc. *	39,915	993,884
Tenet Healthcare Corp. *	83,981	1,655,266
Triple-S Management Corp., Class B *	16,753	346,452
Utah Medical Products, Inc.	1,991	123,741
		24,025,006

Household & Personal Products 1.0%
HRG Group, Inc. *	236,155	3,551,771
Natural Health Trends Corp. (a)	13,647	318,385
Nutraceutical International Corp. *	4,270	122,976
Oil-Dri Corp. of America	1,440	48,614
USANA Health Sciences, Inc. *	13,528	1,738,348
		5,780,094

Insurance 2.6%
Ambac Financial Group, Inc. *	108,500	2,001,825
American Equity Investment Life Holding Co.	88,482	1,586,482
Aspen Insurance Holdings Ltd.	64,803	3,126,745
Maiden Holdings Ltd.	409,447	5,588,952
National Western Life Group, Inc., Class A	12,433	2,678,068
		14,982,072

Materials 4.5%
AK Steel Holding Corp. *	62,011	322,457
Chase Corp.	8,200	560,470
Koppers Holdings, Inc. *	185,109	6,062,320
Olympic Steel, Inc.	20,447	472,121
OMNOVA Solutions, Inc. *	339,999	2,583,992
Rayonier Advanced Materials, Inc.	215,632	2,788,122
Real Industry, Inc. *	29,645	158,601
Ryerson Holding Corp. *	78,759	807,280
SunCoke Energy, Inc.	165,121	1,685,885
Tredegar Corp.	85,969	1,590,427
Trinseo S.A.	88,584	4,646,231
Worthington Industries, Inc.	84,485	3,970,795
		25,648,701

Media 0.9%
New Media Investment Group, Inc.	133,488	1,922,227
Sinclair Broadcast Group, Inc., Class A	119,708	3,004,671
		4,926,898

Pharmaceuticals, Biotechnology & Life Sciences 12.0%
Acorda Therapeutics, Inc. *	164,582	2,913,101
AMAG Pharmaceuticals, Inc. *	125,608	3,228,126
Amphastar Pharmaceuticals, Inc. *	27,549	499,739
Aptevo Therapeutics, Inc. *	110,588	244,399
BioSpecifics Technologies Corp. *	36,710	1,592,847
Catalent, Inc. *	200,161	4,565,672
Depomed, Inc. *	77,740	1,738,266
Emergent BioSolutions, Inc. *	221,176	5,909,823
Five Prime Therapeutics, Inc. *	25,525	1,238,728
Genomic Health, Inc. *	133,414	3,977,071
Geron Corp. *(a)	45,839	84,802
Heska Corp. *	8,326	411,304
Horizon Pharma plc *	83,403	1,394,498
Impax Laboratories, Inc. *	94,424	1,897,922
INC Research Holdings, Inc., Class A *	102,324	4,676,207
Ironwood Pharmaceuticals, Inc. *	114,867	1,466,852
Lexicon Pharmaceuticals, Inc. *	31,861	472,499
Ligand Pharmaceuticals, Inc. *	10,482	1,003,442
Myriad Genetics, Inc. *	198,952	3,921,344
PAREXEL International Corp. *	64,549	3,760,625

53
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
PDL BioPharma, Inc.	396,033	1,275,226
Phibro Animal Health Corp., Class A	106,790	2,771,201
Prestige Brands Holdings, Inc. *	132,500	5,999,600
Repligen Corp. *	99,984	2,856,543
Retrophin, Inc. *	18,006	339,413
SciClone Pharmaceuticals, Inc. *	221,102	1,978,863
Spectrum Pharmaceuticals, Inc. *	869,966	3,079,680
Sucampo Pharmaceuticals, Inc., Class A *	117,155	1,335,567
Vanda Pharmaceuticals, Inc. *	221,229	3,285,251
Xencor, Inc. *	45,248	963,330
		68,881,941

Real Estate 7.8%
Alexander's, Inc.	1,967	755,859
CBL & Associates Properties, Inc.	254,671	2,724,980
CorEnergy Infrastructure Trust, Inc.	52,968	1,434,373
Corporate Office Properties Trust	106,991	2,855,590
EastGroup Properties, Inc.	22,000	1,494,020
Empire State Realty Trust, Inc., Class A	156,919	3,070,905
First Industrial Realty Trust, Inc.	159,031	4,200,009
Mack-Cali Realty Corp.	273,320	7,018,857
Monmouth Real Estate Investment Corp.	17,445	238,473
New Senior Investment Group, Inc.	375,236	3,909,959
NexPoint Residential Trust, Inc.	15,159	282,564
PS Business Parks, Inc.	1,810	198,720
RE/MAX Holdings, Inc., Class A	130,685	5,678,263
Ryman Hospitality Properties, Inc.	20,273	1,022,164
Saul Centers, Inc.	55,635	3,364,805
Summit Hotel Properties, Inc.	197,907	2,570,812
Washington Prime Group, Inc.	341,569	3,583,059
		44,403,412

Retailing 2.8%
Chico's FAS, Inc.	78,597	917,227
Francesca's Holdings Corp. *	138,714	2,229,134
FTD Cos., Inc. *	82,804	1,666,016
Genesco, Inc. *	37,772	2,032,134
Kirkland's, Inc. *	76,961	939,694
Nutrisystem, Inc.	33,940	1,075,898
Rent-A-Center, Inc.	423,372	4,271,823
Shutterfly, Inc. *	29,922	1,466,178
The Children's Place, Inc.	16,228	1,232,517
Tilly's, Inc., Class A *	48,697	451,908
		16,282,529

Semiconductors & Semiconductor Equipment 3.5%
Advanced Energy Industries, Inc. *	147,585	7,039,804
Amkor Technology, Inc. *	109,340	1,013,582
IXYS Corp.	107,621	1,140,783
MaxLinear, Inc., Class A *	180,461	3,376,425
Photronics, Inc. *	335,480	3,254,156
Tessera Technologies, Inc.	111,031	4,119,250
		19,944,000

Software & Services 9.4%
Bottomline Technologies de, Inc. *	14,365	325,942
Carbonite, Inc. *	56,566	964,450
Cardtronics plc, Class A *	91,169	4,558,450
Cimpress N.V. *	5,905	491,591
Cornerstone OnDemand, Inc. *	98,223	4,056,610
CSG Systems International, Inc.	21,801	829,092
DHI Group, Inc. *	400,649	2,283,699
EarthLink Holdings Corp.	928,547	5,311,289
EVERTEC, Inc.	353,741	5,359,176
Security	Number of Shares	Value ($)
Exa Corp. *	10,480	146,720
GoDaddy, Inc., Class A *	140,077	5,013,356
Intralinks Holdings, Inc. *	237,041	2,173,666
Lionbridge Technologies, Inc. *	107,115	517,366
NeuStar, Inc., Class A *	207,039	4,648,026
Progress Software Corp. *	274,076	7,375,385
RealPage, Inc. *	18,960	515,712
Synchronoss Technologies, Inc. *	46,886	1,721,185
Take-Two Interactive Software, Inc. *	43,260	1,920,311
Verint Systems, Inc. *	13,116	472,176
Web.com Group, Inc. *	269,618	4,340,850
Zix Corp. *	214,133	871,521
		53,896,573

Technology Hardware & Equipment 4.2%
Anixter International, Inc. *	9,521	626,006
Bel Fuse, Inc., Class B	67,501	1,609,899
Black Box Corp.	34,670	398,705
Eastman Kodak Co. *	88,838	1,323,686
Extreme Networks, Inc. *	668,345	2,813,732
Insight Enterprises, Inc. *	215,880	6,215,185
Ixia *	84,210	1,006,310
NETGEAR, Inc. *	127,444	6,435,922
Sanmina Corp. *	53,051	1,466,860
TTM Technologies, Inc. *	178,805	2,351,286
		24,247,591

Telecommunication Services 1.5%
FairPoint Communications, Inc. *	210,458	3,283,145
Hawaiian Telcom Holdco, Inc. *	28,087	576,345
IDT Corp., Class B	157,195	2,812,219
Spok Holdings, Inc.	26,005	469,390
Windstream Holdings, Inc. (a)	160,768	1,262,029
		8,403,128

Transportation 1.5%
Hawaiian Holdings, Inc. *	87,127	3,922,893
Park-Ohio Holdings Corp.	17,497	559,029
SkyWest, Inc.	73,210	2,207,282
YRC Worldwide, Inc. *	202,344	1,796,815
		8,486,019

Utilities 2.7%
Atlantic Power Corp.	742,431	1,707,591
Consolidated Water Co., Ltd.	16,109	180,421
NRG Yield, Inc., Class A	149,237	2,198,261
Southwest Gas Corp.	101,798	7,376,283
Spark Energy, Inc., Class A (a)	153,270	3,709,134
		15,171,690
Total Common Stock
(Cost $536,090,371)		565,926,475

Other Investment Company 1.3% of net assets

Securities Lending Collateral 1.3%
Wells Fargo Government Money Market Fund, Select Class 0.32% (b)	7,179,826	7,179,826
Total Other Investment Company
(Cost $7,179,826)		7,179,826

54
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 1.0% of net assets

Time Deposits 1.0%
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (c)	5,526,429	5,526,429
Total Short-Term Investment
(Cost $5,526,429)		5,526,429

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $549,308,941 and the unrealized appreciation and depreciation were $73,764,080 and ($44,440,291), respectively, with a net unrealized appreciation of $29,323,789.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $7,016,353.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$565,926,475	$—	$—	$565,926,475
Other Investment Company	7,179,826	—	—	7,179,826
Short-Term Investment[1]	—	5,526,429	—	5,526,429
Total	$573,106,301	$5,526,429	$—	$578,632,730
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.
55
Schwab Active Equity Funds  |  Annual Report
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Schwab Small-Cap Equity Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments, at value (cost $541,616,800) including securities on loan of $7,016,353		$571,452,904
Collateral invested for securities on loan, at value (cost $7,179,826)	+	7,179,826
Total investments, at value (cost $548,796,626)		578,632,730
Deposit with broker for futures contracts		236,000
Receivables:
Investments sold		2,558,042
Fund shares sold		226,930
Dividends		47,808
Income from securities on loan		38,068
Foreign tax reclaims		399
Interest		22
Prepaid expenses	+	15,377
Total assets		581,755,376
Liabilities
Collateral held for securities on loan		7,179,826
Payables:
Investments bought		1,990,110
Investment adviser and administrator fees		410,615
Shareholder service fees		122,431
Fund shares redeemed		530,418
Accrued expenses	+	63,726
Total liabilities		10,297,126
Net Assets
Total assets		581,755,376
Total liabilities	–	10,297,126
Net assets		$571,458,250
Net Assets by Source
Capital received from investors		546,500,862
Net investment income not yet distributed		1,410,331
Net realized capital losses		(6,289,047)
Net unrealized capital appreciation		29,836,104

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$571,458,250		30,383,588		$18.81

56
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $6,163)		$7,375,734
Interest		4,001
Securities on loan	+	1,231,449
Total investment income		8,611,184
Expenses
Investment adviser and administrator fees		4,753,728
Shareholder service fees		1,419,452
Portfolio accounting fees		50,371
Shareholder reports		50,023
Registration fees		36,482
Professional fees		35,232
Custodian fees		33,920
Proxy fees		21,309
Transfer agent fees		21,253
Independent trustees' fees		11,454
Interest expense		721
Other expenses	+	10,338
Total expenses		6,444,283
Expense reduction by CSIM and its affiliates	–	21,253
Net expenses	–	6,423,030
Net investment income		2,188,154
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(6,311,162)
Net realized gains on futures contracts		37,496
Net realized losses on foreign currency transactions	+	(55)
Net realized losses		(6,273,721)
Net change in unrealized appreciation (depreciation) on investments		12,058,234
Net change in unrealized appreciation (depreciation) on futures contracts	+	(2,090)
Net change in unrealized appreciation (depreciation)	+	12,056,144
Net realized and unrealized gains		5,782,423
Increase in net assets resulting from operations		$7,970,577
57
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$2,188,154	$1,456,441
Net realized gains (losses)		(6,273,721)	75,131,840
Net change in unrealized appreciation (depreciation)	+	12,056,144	(54,183,834)
Increase in net assets from operations		7,970,577	22,404,447
Distributions to Shareholders
Distributions from net investment income		(1,300,102)	(501,780)
Distributions from net realized gains	+	(75,008,179)	(122,791,233)
Total distributions		($76,308,281)	($123,293,013)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,063,466	$71,865,992	6,541,101	$141,989,885
Shares reinvested		3,095,037	55,617,808	4,347,908	90,523,445
Shares redeemed	+	(6,528,284)	(118,052,147)	(7,655,131)	(167,260,267)
Net transactions in fund shares		630,219	$9,431,653	3,233,878	$65,253,063
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		29,753,369	$630,364,301	26,519,491	$665,999,804
Total increase or decrease	+	630,219	(58,906,051)	3,233,878	(35,635,503)
End of period		30,383,588	$571,458,250	29,753,369	$630,364,301
Net investment income not yet distributed			$1,410,331		$881,488
58
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$17.46	$19.02	$18.62	$16.36	$15.32
Income (loss) from investment operations:
Net investment income (loss)	0.03 [1]	(0.01) [1]	(0.08)	(0.10)	(0.08)
Net realized and unrealized gains (losses)	0.49	0.89	1.99	2.36	1.12
Total from investment operations	0.52	0.88	1.91	2.26	1.04
Less distributions:
Distributions from net investment income	(0.12)	—	—	—	—
Distributions from net realized gains	(1.61)	(2.44)	(1.51)	—	—
Total distributions	(1.73)	(2.44)	(1.51)	—	—
Net asset value at end of period	$16.25	$17.46	$19.02	$18.62	$16.36
Total return	3.55%	4.84%	11.07%	13.81%	6.79%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	1.85%	1.82%	1.99%	2.48%	2.08%
Net operating expenses (excluding dividend expense on short sales)[2]	1.57%	1.54%	1.52%	1.48%	1.53%
Gross operating expenses	1.87%	1.84%	2.02%	2.52%	2.13%
Net investment income (loss)	0.22%	(0.06%)	(0.46%)	(0.49%)	(0.47%)
Portfolio turnover rate	142%	146%	142%	130%	109%
Net assets, end of period (x 1,000,000)	$204	$212	$200	$193	$194

1
Calculated based on the average shares outstanding during the period.
2
The ratios of net operating expenses would have been 1.33% for the periods ended 10/31/12, 10/31/13, 10/31/14, 10/31/15 and 10/31/16, respectively, if stock loan fees on short sales had not been incurred.
59
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
97.7%	Common Stock	188,173,472	199,800,830
3.4%	Other Investment Company	7,026,780	7,026,780
101.1%	Total Investments	195,200,252	206,827,610
(38.3%)	Short Sales	(82,764,276)	(78,377,966)
37.2%	Other Assets and Liabilities, Net		76,042,429
100.0%	Net Assets		204,492,073

Security	Number of Shares	Value ($)
Common Stock 97.7% of net assets

Automobiles & Components 2.4%
Ford Motor Co.	46,604	547,131
Lear Corp.	13,525	1,660,599
Tenneco, Inc. *(a)	47,628	2,622,874
		4,830,604

Banks 8.4%
Bank of America Corp.	301,191	4,969,651
Citigroup, Inc. (a)	94,361	4,637,843
Citizens Financial Group, Inc.	22,034	580,376
MGIC Investment Corp. *	158,548	1,293,752
Radian Group, Inc. (a)	158,208	2,150,047
Regions Financial Corp. (a)	239,500	2,565,045
TCF Financial Corp.	14,074	201,258
The PNC Financial Services Group, Inc. (a)	8,980	858,488
		17,256,460

Capital Goods 6.7%
Allison Transmission Holdings, Inc. (a)	85,439	2,502,508
Briggs & Stratton Corp.	25,748	479,428
Chicago Bridge & Iron Co., N.V.	35,978	1,152,016
EnerSys (a)	15,603	1,016,223
Huntington Ingalls Industries, Inc. (a)	19,529	3,151,200
Masonite International Corp. *	8,659	492,697
PACCAR, Inc.	3,458	189,913
Ply Gem Holdings, Inc. *	64,533	884,102
Raytheon Co.	7,628	1,042,061
Regal Beloit Corp.	11,624	686,978
Spirit AeroSystems Holdings, Inc., Class A *(a)	41,172	2,073,422
		13,670,548

Commercial & Professional Supplies 3.3%
Brady Corp., Class A	6,197	205,121
LSC Communications, Inc. *	26,430	640,663
ManpowerGroup, Inc.	19,837	1,523,482
RR Donnelley & Sons Co. (a)	62,041	1,101,228
The Brink's Co. (a)	41,218	1,630,172
West Corp.	81,930	1,615,659
		6,716,325

Security	Number of Shares	Value ($)
Consumer Durables & Apparel 2.2%
La-Z-Boy, Inc.	22,415	524,511
Michael Kors Holdings Ltd. *	20,016	1,016,413
Smith & Wesson Holding Corp. *(a)	112,905	2,984,079
		4,525,003

Consumer Services 1.8%
Bloomin' Brands, Inc. (a)	82,765	1,431,834
International Game Technology plc	82,423	2,367,189
		3,799,023

Diversified Financials 3.3%
Ally Financial, Inc.	69,577	1,257,256
Donnelley Financial Solutions, Inc. *	26,430	566,924
Interactive Brokers Group, Inc., Class A (a)	39,333	1,305,462
Voya Financial, Inc. (a)	116,685	3,564,727
		6,694,369

Energy 8.5%
Apache Corp.	27,322	1,625,113
Baker Hughes, Inc.	37,188	2,060,215
Delek US Holdings, Inc.	23,048	389,511
Diamond Offshore Drilling, Inc.	14,900	245,701
Marathon Petroleum Corp.	12,616	549,931
Noble Corp. plc	139,546	689,357
ONEOK, Inc. (a)	20,397	987,827
QEP Resources, Inc. (a)	74,760	1,201,393
Rowan Cos. plc, Class A (a)	86,766	1,151,385
Tesoro Corp.	30,344	2,578,330
Valero Energy Corp. (a)	60,247	3,569,032
World Fuel Services Corp. (a)	56,662	2,280,646
		17,328,441

Food & Staples Retailing 1.8%
Wal-Mart Stores, Inc. (a)	51,513	3,606,940

Food, Beverage & Tobacco 2.9%
Dean Foods Co. (a)	211,253	3,857,480
Dr Pepper Snapple Group, Inc. (a)	12,752	1,119,498
Universal Corp.	17,289	937,064
		5,914,042

Health Care Equipment & Services 3.5%
Allscripts Healthcare Solutions, Inc. *	61,631	740,188
Cardinal Health, Inc. (a)	46,225	3,175,195
Haemonetics Corp. *	11,401	380,908
Halyard Health, Inc. *	11,435	369,922
Hologic, Inc. *(a)	27,581	993,192
McKesson Corp.	10,188	1,295,608
Tenet Healthcare Corp. *	12,693	250,179
		7,205,192

60
Schwab Active Equity Funds  |  Annual Report
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Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Household & Personal Products 2.2%
Herbalife Ltd. *	16,806	1,019,788
HRG Group, Inc. *(a)	239,404	3,600,636
		4,620,424

Insurance 1.5%
Aspen Insurance Holdings Ltd. (a)	22,884	1,104,153
CNA Financial Corp.	6,193	226,478
Loews Corp.	38,481	1,655,838
		2,986,469

Materials 6.1%
AK Steel Holding Corp. *	126,847	659,604
Axalta Coating Systems Ltd. *	34,890	876,437
Berry Plastics Group, Inc. *	14,728	644,350
Cabot Corp. (a)	61,296	3,195,974
Graphic Packaging Holding Co.	73,382	917,275
Kaiser Aluminum Corp.	5,829	422,544
Steel Dynamics, Inc. (a)	58,180	1,597,623
Stepan Co. (a)	12,235	869,052
Trinseo S.A. (a)	53,943	2,829,310
Worthington Industries, Inc.	12,138	570,486
		12,582,655

Media 1.5%
Live Nation Entertainment, Inc. *	98,380	2,722,174
Sinclair Broadcast Group, Inc., Class A	14,418	361,892
		3,084,066

Pharmaceuticals, Biotechnology & Life Sciences 13.2%
AbbVie, Inc. (a)	54,531	3,041,739
Amgen, Inc. (a)	29,311	4,137,541
Aptevo Therapeutics, Inc. *	40,115	88,654
Biogen, Inc. *(a)	8,973	2,514,055
Celgene Corp. *(a)	9,869	1,008,414
Emergent BioSolutions, Inc. *(a)	76,765	2,051,161
Five Prime Therapeutics, Inc. *	18,107	878,733
INC Research Holdings, Inc., Class A *	43,083	1,968,893
Johnson & Johnson	4,409	511,400
Mallinckrodt plc *	11,696	693,105
Merck & Co., Inc. (a)	71,733	4,212,162
Mylan N.V. *	10,627	387,885
Myriad Genetics, Inc. *	39,212	772,869
Pfizer, Inc. (a)	136,219	4,319,504
Prestige Brands Holdings, Inc. *	8,271	374,511
		26,960,626

Real Estate 1.3%
Alexander's, Inc.	1,926	740,104
CBL & Associates Properties, Inc.	81,604	873,163
Outfront Media, Inc.	36,480	784,685
Sabra Health Care REIT, Inc.	7,944	185,095
		2,583,047

Retailing 6.4%
Abercrombie & Fitch Co., Class A	9,144	133,594
Amazon.com, Inc. *	7,831	6,185,080
Best Buy Co., Inc.	11,242	437,426
Express, Inc. *	51,327	616,950
GameStop Corp., Class A	16,043	385,834
Genesco, Inc. *	3,686	198,307
Security	Number of Shares	Value ($)
Lowe's Cos., Inc. (a)	39,198	2,612,547
Rent-A-Center, Inc. (a)	121,412	1,225,047
Shutterfly, Inc. *(a)	23,603	1,156,547
The Children's Place, Inc.	807	61,292
		13,012,624

Semiconductors & Semiconductor Equipment 1.0%
Teradyne, Inc. (a)	80,501	1,874,868
Tessera Technologies, Inc.	4,169	154,670
		2,029,538

Software & Services 9.3%
Alphabet, Inc., Class A *(a)	1,237	1,001,846
Cardtronics plc, Class A *(a)	20,458	1,022,900
Citrix Systems, Inc. *	3,452	292,730
CSG Systems International, Inc.	4,702	178,817
First Data Corp., Class A *	43,574	609,600
GoDaddy, Inc., Class A *	27,789	994,568
IAC/InterActiveCorp	8,463	545,356
International Business Machines Corp.	6,748	1,037,100
Microsoft Corp.	15,562	932,475
NeuStar, Inc., Class A *	13,596	305,230
Nuance Communications, Inc. *	224,268	3,144,238
Oracle Corp.	25,019	961,230
Synchronoss Technologies, Inc. *	21,214	778,766
Take-Two Interactive Software, Inc. *	39,869	1,769,785
Teradata Corp. *(a)	123,217	3,321,930
Web.com Group, Inc. *	44,592	717,931
Xerox Corp.	141,142	1,378,958
		18,993,460

Technology Hardware & Equipment 6.1%
Anixter International, Inc. *	14,373	945,025
Apple, Inc. (a)	29,213	3,316,844
Benchmark Electronics, Inc. *	71,780	1,805,267
CommScope Holding Co., Inc. *	13,076	399,472
HP, Inc.	84,331	1,221,956
Insight Enterprises, Inc. *	29,097	837,703
NCR Corp. *(a)	75,135	2,633,482
NETGEAR, Inc. *	7,126	359,863
SYNNEX Corp. (a)	8,884	910,965
		12,430,577

Telecommunication Services 0.5%
T-Mobile US, Inc. *(a)	6,321	314,343
Telephone & Data Systems, Inc. (a)	24,946	644,605
		958,948

Transportation 1.5%
Hawaiian Holdings, Inc. *(a)	37,145	1,672,454
JetBlue Airways Corp. *	86,553	1,512,946
		3,185,400

Utilities 2.3%
CenterPoint Energy, Inc.	26,111	595,331
Entergy Corp. (a)	8,863	653,026
FirstEnergy Corp. (a)	60,220	2,064,944
MDU Resources Group, Inc.	20,456	536,152

61
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
NRG Energy, Inc.	32,705	347,654
UGI Corp.	13,587	628,942
		4,826,049
Total Common Stock
(Cost $188,173,472)		199,800,830

Other Investment Company 3.4% of net assets

Money Market Fund 3.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (b)	7,026,780	7,026,780
Total Other Investment Company
(Cost $7,026,780)		7,026,780

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $195,326,194 and the unrealized appreciation and depreciation were $22,176,082 and ($10,674,666), respectively, with a net unrealized appreciation of $11,501,416.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for short sales.
(b)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 12/16/16	15	1,590,075	(8,016)
62
Schwab Active Equity Funds  |  Annual Report
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Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Short Sales 38.3% of net assets

Automobiles & Components (1.9%)
Dorman Products, Inc. *	24,359	(1,564,822)
Harley-Davidson, Inc.	16,885	(962,783)
Tesla Motors, Inc. *	7,278	(1,439,079)
		(3,966,684)

Banks (0.5%)
LendingTree, Inc. *	13,358	(1,066,636)

Capital Goods (3.1%)
Air Lease Corp.	52,846	(1,599,120)
Armstrong World Industries, Inc. *	4,542	(170,325)
Dycom Industries, Inc. *	16,199	(1,246,189)
Fastenal Co.	12,222	(476,414)
Proto Labs, Inc. *	22,580	(1,009,326)
Roper Technologies, Inc.	3,326	(576,429)
The Middleby Corp. *	6,071	(680,620)
Triumph Group, Inc.	7,402	(175,427)
W.W. Grainger, Inc.	1,724	(358,799)
		(6,292,649)

Commercial & Professional Supplies (2.8%)
Cintas Corp.	16,395	(1,748,855)
MSA Safety, Inc.	18,768	(1,094,174)
Verisk Analytics, Inc. *	22,482	(1,833,407)
WageWorks, Inc. *	16,811	(991,009)
		(5,667,445)

Consumer Durables & Apparel (0.5%)
Under Armour, Inc., Class A *	31,870	(991,157)

Consumer Services (1.8%)
Chipotle Mexican Grill, Inc. *	2,815	(1,015,539)
Dunkin' Brands Group, Inc.	15,452	(747,259)
ILG, Inc.	28,194	(461,818)
Wynn Resorts Ltd.	16,040	(1,516,582)
		(3,741,198)

Diversified Financials (1.1%)
LendingClub Corp. *	347,805	(1,714,679)
PRA Group, Inc. *	4,067	(129,737)
Stifel Financial Corp. *	8,245	(322,709)
Virtus Investment Partners, Inc.	1,291	(138,524)
		(2,305,649)

Energy (4.1%)
Cheniere Energy, Inc. *	69,579	(2,623,128)
Clayton Williams Energy, Inc. *	6,813	(594,843)
Golar LNG Ltd.	113,930	(2,493,928)
Kosmos Energy Ltd. *	77,342	(402,952)
Parsley Energy, Inc., Class A *	8,822	(290,244)
RSP Permian, Inc. *	41,721	(1,506,128)
US Silica Holdings, Inc.	9,455	(436,726)
		(8,347,949)

Food, Beverage & Tobacco (1.1%)
Monster Beverage Corp. *	16,197	(2,337,875)

Security	Number of Shares	Value ($)
Health Care Equipment & Services (2.8%)
Acadia Healthcare Co., Inc. *	27,641	(993,970)
Centene Corp. *	8,709	(544,138)
DexCom, Inc. *	11,089	(867,604)
Evolent Health, Inc., Class A *	7,845	(165,137)
Nevro Corp. *	26,925	(2,474,946)
Wright Medical Group N.V. *	26,360	(577,548)
		(5,623,343)

Insurance (1.8%)
Enstar Group Ltd. *	1,185	(199,791)
Mercury General Corp.	10,906	(594,050)
RLI Corp.	33,991	(1,894,658)
White Mountains Insurance Group Ltd.	807	(669,584)
Willis Towers Watson plc	3,078	(387,520)
		(3,745,603)

Materials (5.4%)
Albemarle Corp.	14,229	(1,188,833)
Allegheny Technologies, Inc.	15,962	(217,722)
AptarGroup, Inc.	2,488	(177,743)
CF Industries Holdings, Inc.	1,271	(30,517)
Compass Minerals International, Inc.	24,364	(1,750,553)
FMC Corp.	16,598	(778,280)
International Flavors & Fragrances, Inc.	1,447	(189,239)
Martin Marietta Materials, Inc.	14,924	(2,766,611)
Royal Gold, Inc.	8,863	(609,952)
Southern Copper Corp.	64,673	(1,836,066)
Stillwater Mining Co. *	78,203	(1,041,664)
Vulcan Materials Co.	2,584	(292,509)
WestRock Co.	4,597	(212,335)
		(11,092,024)

Media (0.2%)
Liberty Broadband Corp., Class A *	1,999	(129,835)
Loral Space & Communications, Inc. *	5,400	(209,520)
		(339,355)

Pharmaceuticals, Biotechnology & Life Sciences (3.4%)
ACADIA Pharmaceuticals, Inc. *	43,376	(1,011,095)
Alnylam Pharmaceuticals, Inc. *	4,322	(153,863)
Dermira, Inc. *	6,064	(190,106)
Illumina, Inc. *	5,439	(740,465)
Intercept Pharmaceuticals, Inc. *	15,525	(1,921,064)
Kite Pharma, Inc. *	13,498	(597,826)
Radius Health, Inc. *	3,864	(165,843)
TESARO, Inc. *	4,455	(538,520)
TherapeuticsMD, Inc. *	40,758	(233,951)
Ultragenyx Pharmaceutical, Inc. *	22,841	(1,347,391)
		(6,900,124)

Real Estate (0.9%)
Acadia Realty Trust	28,230	(951,069)
Extra Space Storage, Inc.	4,422	(323,469)
National Retail Properties, Inc.	4,283	(195,390)
Sun Communities, Inc.	3,633	(279,487)
		(1,749,415)

Retailing (2.0%)
Advance Auto Parts, Inc.	2,825	(395,726)
CarMax, Inc. *	20,566	(1,027,066)

63
Schwab Active Equity Funds  |  Annual Report
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Schwab Hedged Equity Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Five Below, Inc. *	7,880	(296,131)
Netflix, Inc. *	13,052	(1,629,803)
Restoration Hardware Holdings, Inc. *	16,263	(471,139)
Tractor Supply Co.	5,094	(319,037)
		(4,138,902)

Semiconductors & Semiconductor Equipment (0.3%)
Qorvo, Inc. *	9,760	(543,144)
SunPower Corp. *	11,350	(82,174)
		(625,318)

Software & Services (3.3%)
2U, Inc. *	2,805	(97,782)
Benefitfocus, Inc. *	10,863	(353,047)
Envestnet, Inc. *	4,966	(175,548)
EPAM Systems, Inc. *	3,043	(195,878)
Globant S.A. *	15,687	(682,385)
GrubHub, Inc. *	12,272	(467,686)
ServiceNow, Inc. *	2,723	(239,379)
Splunk, Inc. *	20,105	(1,210,120)
Symantec Corp.	24,538	(614,186)
Tableau Software, Inc., Class A *	27,612	(1,326,757)
Workday, Inc., Class A *	516	(44,727)
Yelp, Inc. *	9,170	(299,492)
Zillow Group, Inc., Class A *	30,761	(1,016,036)
		(6,723,023)

Security	Number of Shares	Value ($)
Technology Hardware & Equipment (0.5%)
Arista Networks, Inc. *	5,886	(498,838)
Keysight Technologies, Inc. *	2,452	(80,426)
ViaSat, Inc. *	5,710	(403,469)
		(982,733)

Telecommunication Services (0.2%)
Globalstar, Inc. *	45,991	(42,569)
Level 3 Communications, Inc. *	3,729	(209,383)
Shenandoah Telecommunications Co.	7,646	(201,855)
		(453,807)

Utilities (0.6%)
New Jersey Resources Corp.	6,369	(216,228)
WEC Energy Group, Inc.	14,351	(857,042)
WGL Holdings, Inc.	3,390	(213,807)
		(1,287,077)
Total Short Sales
(Proceeds $82,764,276)		(78,377,966)

End of Short Sale Positions.

*	Non-income producing security

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$199,800,830	$—	$—	$199,800,830
Other Investment Company[1]	7,026,780	—	—	7,026,780
Total	$206,827,610	$—	$—	$206,827,610
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($8,016)	$—	$—	($8,016)
Short Sales[1]	(78,377,966)	—	—	(78,377,966)
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.
64
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments, at value (cost $195,200,252)		$206,827,610
Cash		2,427
Deposits with brokers for short sales and futures contracts		78,486,601
Receivables:
Fund shares sold		862,595
Dividends		103,856
Prepaid expenses	+	14,149
Total assets		286,297,238
Liabilities
Securities sold short, at value (proceeds $82,764,276)		78,377,966
Payables:
Investments bought		2,954,705
Investment adviser and administrator fees		189,351
Shareholder service fees		38,500
Fund shares redeemed		181,650
Dividends on short sales		11,018
Variation margin on futures contracts		2,775
Accrued expenses	+	49,200
Total liabilities		81,805,165
Net Assets
Total assets		286,297,238
Total liabilities	–	81,805,165
Net assets		$204,492,073
Net Assets by Source
Capital received from investors		182,846,579
Distributions in excess of net investment income		(336,330)
Net realized capital gains		5,976,172
Net unrealized capital appreciation		16,005,652

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$204,492,073		12,583,757		$16.25

65
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Hedged Equity Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends		$4,134,375
Expenses
Investment adviser and administrator fees		2,095,543
Shareholder service fees		442,457
Dividends on short sales		559,651
Stock loan fees on short sales		468,846
Professional fees		37,532
Registration fees		30,612
Portfolio accounting fees		26,771
Transfer agent fees		24,974
Shareholder reports		18,602
Custodian fees		13,049
Independent trustees' fees		9,143
Proxy fees		5,555
Interest expense		1,811
Other expenses	+	2,751
Total expenses		3,737,297
Expense reduction by CSIM and its affiliates	–	47,080
Net expenses	–	3,690,217
Net investment income		444,158
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(2,537,034)
Net realized gains on futures contracts		170,314
Net realized gains on short sales	+	9,520,139
Net realized gains		7,153,419
Net change in unrealized appreciation (depreciation) on investments		557,786
Net change in unrealized appreciation (depreciation) on futures contracts		(166,178)
Net change in unrealized appreciation (depreciation) on short sales	+	(1,876,312)
Net change in unrealized appreciation (depreciation)	+	(1,484,704)
Net realized and unrealized gains		5,668,715
Increase in net assets resulting from operations		$6,112,873
66
Schwab Active Equity Funds  |  Annual Report
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Schwab Hedged Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income (loss)		$444,158	($117,398)
Net realized gains		7,153,419	20,369,324
Net change in unrealized appreciation (depreciation)	+	(1,484,704)	(10,543,635)
Increase in net assets from operations		6,112,873	9,708,291
Distributions to Shareholders
Distributions from net investment income		(1,497,867)	—
Distributions from net realized gains	+	(19,419,333)	(25,864,727)
Total distributions		($20,917,200)	($25,864,727)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,865,291	$61,376,265	4,578,084	$79,572,795
Shares reinvested		1,134,070	17,510,038	1,327,636	22,755,673
Shares redeemed	+	(4,533,468)	(71,119,986)	(4,308,474)	(74,705,072)
Net transactions in fund shares		465,893	$7,766,317	1,597,246	$27,623,396
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		12,117,864	$211,530,083	10,520,618	$200,063,123
Total increase or decrease	+	465,893	(7,038,010)	1,597,246	11,466,960
End of period		12,583,757	$204,492,073	12,117,864	$211,530,083
Distributions in excess of net investment income			($336,330)		$—
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Schwab Health Care Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$26.68	$28.19	$24.57	$20.59	$17.29
Income (loss) from investment operations:
Net investment income (loss)	0.19 [1]	0.14 [1]	0.23	0.22	0.27
Net realized and unrealized gains (losses)	(1.52)	1.78	5.84	6.26	3.18
Total from investment operations	(1.33)	1.92	6.07	6.48	3.45
Less distributions:
Distributions from net investment income	(0.16)	(0.21)	(0.19)	(0.33)	(0.15)
Distributions from net realized gains	(3.63)	(3.22)	(2.26)	(2.17)	—
Total distributions	(3.79)	(3.43)	(2.45)	(2.50)	(0.15)
Net asset value at end of period	$21.56	$26.68	$28.19	$24.57	$20.59
Total return	(5.78%)	7.26%	27.06%	35.46%	20.10%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.80%	0.79%	0.80%	0.82%	0.82%
Gross operating expenses	0.80%	0.80%	0.81%	0.83%	0.85%
Net investment income (loss)	0.82%	0.52%	0.93%	1.06%	1.44%
Portfolio turnover rate	54%	75%	57%	54%	60%
Net assets, end of period (x 1,000,000)	$853	$1,118	$1,064	$816	$511

1
Calculated based on the average shares outstanding during the period.
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Schwab Health Care Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.8%	Common Stock	725,894,608	851,167,112
0.1%	Other Investment Company	844,425	844,425
99.9%	Total Investments	726,739,033	852,011,537
0.1%	Other Assets and Liabilities, Net		912,203
100.0%	Net Assets		852,923,740

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets

Australia 1.9%
Health Care Equipment & Services 1.9%
Cochlear Ltd.	159,255	15,473,424
Ramsay Health Care Ltd.	13,800	768,452
		16,241,876

Denmark 1.1%
Pharmaceuticals, Biotechnology & Life Sciences 1.1%
Genmab A/S *	27,400	4,512,070
Novo Nordisk A/S, Class B	145,400	5,179,945
		9,692,015

Finland 1.4%
Pharmaceuticals, Biotechnology & Life Sciences 1.4%
Orion Oyj, Class B	279,700	11,905,120

France 0.8%
Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Sanofi	86,177	6,706,189

Germany 0.5%
Pharmaceuticals, Biotechnology & Life Sciences 0.5%
STADA Arzneimittel AG	78,820	3,952,709

Hong Kong 0.1%
Health Care Equipment & Services 0.1%
Shanghai Pharmaceuticals Holding Co., Ltd., H Shares	313,200	805,963

Ireland 3.4%
Health Care Equipment & Services 1.8%
Medtronic plc	189,665	15,556,323
Pharmaceuticals, Biotechnology & Life Sciences 1.6%
Allergan plc *	40,261	8,412,134
Mallinckrodt plc *	85,300	5,054,878
		13,467,012
		29,023,335

Security	Number of Shares	Value ($)
Israel 0.1%
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Taro Pharmaceutical Industries Ltd. *(a)	11,300	1,147,063

Italy 1.4%
Health Care Equipment & Services 0.1%
DiaSorin S.p.A.	13,636	838,037
Pharmaceuticals, Biotechnology & Life Sciences 1.3%
Recordati S.p.A.	400,935	11,337,985
		12,176,022

Japan 3.6%
Health Care Equipment & Services 1.6%
Hoya Corp.	315,500	13,163,917
Pharmaceuticals, Biotechnology & Life Sciences 2.0%
Astellas Pharma, Inc.	772,600	11,466,816
Shionogi & Co., Ltd.	113,100	5,569,947
		17,036,763
		30,200,680

Malaysia 0.0%
Health Care Equipment & Services 0.0%
Top Glove Corp. Berhad	284,800	335,837

Republic of Korea 0.1%
Health Care Equipment & Services 0.1%
Vieworks Co., Ltd.	7,230	388,263

Switzerland 7.2%
Pharmaceuticals, Biotechnology & Life Sciences 7.2%
Actelion Ltd. - Reg'd *	100,600	14,536,280
Lonza Group AG - Reg'd *	103,200	19,474,015
Novartis AG - Reg'd	10,592	751,689
Roche Holding AG	116,288	26,709,207
		61,471,191

Taiwan 0.8%
Health Care Equipment & Services 0.8%
St. Shine Optical Co., Ltd.	330,000	6,935,319

United Kingdom 3.4%
Pharmaceuticals, Biotechnology & Life Sciences 3.4%
GlaxoSmithKline plc	1,143,798	22,594,960
Shire plc	117,642	6,642,384
		29,237,344

United States 74.0%
Health Care Equipment & Services 23.4%
Allscripts Healthcare Solutions, Inc. *	537,800	6,458,978
Becton, Dickinson & Co.	152,200	25,555,902
Boston Scientific Corp. *	636,800	14,009,600

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Schwab Health Care Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Cardinal Health, Inc.	65,800	4,519,802
Community Health Systems, Inc. *	101,700	536,976
DaVita, Inc. *	28,200	1,653,084
Edwards Lifesciences Corp. *	53,800	5,122,836
Express Scripts Holding Co. *	345,160	23,263,784
Haemonetics Corp. *	66,428	2,219,359
Halyard Health, Inc. *	137,300	4,441,655
HCA Holdings, Inc. *	99,000	7,576,470
Hill-Rom Holdings, Inc.	61,100	3,385,551
Hologic, Inc. *	455,767	16,412,170
Humana, Inc.	28,199	4,836,974
IDEXX Laboratories, Inc. *	33,000	3,535,620
Intuitive Surgical, Inc. *	7,900	5,309,432
Magellan Health, Inc. *	45,000	2,315,250
McKesson Corp.	87,100	11,076,507
Meridian Bioscience, Inc.	248,500	4,087,825
RadNet, Inc. *	102,700	713,765
ResMed, Inc.	67,000	4,004,590
Teleflex, Inc.	44,243	6,332,501
Tenet Healthcare Corp. *	90,200	1,777,842
UnitedHealth Group, Inc.	201,591	28,490,856
WellCare Health Plans, Inc. *	103,476	11,745,561
		199,382,890
Pharmaceuticals, Biotechnology & Life Sciences 50.6%
AbbVie, Inc.	237,826	13,265,934
Acorda Therapeutics, Inc. *	48,242	853,883
Agilent Technologies, Inc.	384,300	16,743,951
AMAG Pharmaceuticals, Inc. *	184,900	4,751,930
Amgen, Inc.	296,911	41,911,957
Aptevo Therapeutics, Inc. *	72,300	159,783
Biogen, Inc. *	87,264	24,449,628
Bristol-Myers Squibb Co.	46,134	2,348,682
Celgene Corp. *	266,906	27,272,455
Charles River Laboratories International, Inc. *	125,292	9,507,157
Depomed, Inc. *	342,081	7,648,931
Eli Lilly & Co.	63,662	4,700,802
Emergent BioSolutions, Inc. *	275,800	7,369,376
Five Prime Therapeutics, Inc. *	67,200	3,261,216
Genomic Health, Inc. *	178,233	5,313,126
Gilead Sciences, Inc.	342,635	25,228,215
Horizon Pharma plc *	191,800	3,206,896
INC Research Holdings, Inc., Class A *	28,300	1,293,310
Johnson & Johnson	564,402	65,464,988
Lexicon Pharmaceuticals, Inc. *	100,430	1,489,377
Luminex Corp. *	102,100	2,126,743
Merck & Co., Inc.	906,060	53,203,843
Security	Number of Shares	Value ($)
Mylan N.V. *	197,900	7,223,350
PAREXEL International Corp. *	56,700	3,303,342
PerkinElmer, Inc.	62,295	3,170,193
Pfizer, Inc.	1,768,200	56,069,622
Prestige Brands Holdings, Inc. *	347,101	15,716,733
Repligen Corp. *	46,900	1,339,933
SciClone Pharmaceuticals, Inc. *	81,363	728,199
Spectrum Pharmaceuticals, Inc. *	90,700	321,078
Thermo Fisher Scientific, Inc.	150,450	22,120,663
		431,565,296
		630,948,186
Total Common Stock
(Cost $725,894,608)		851,167,112

Other Investment Company 0.1% of net assets

United States 0.1%
Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 0.32% (b)	844,425	844,425
Total Other Investment Company
(Cost $844,425)		844,425

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $727,485,322 and the unrealized appreciation and depreciation were $162,628,004 and ($38,101,789), respectively, with a net unrealized appreciation of $124,526,215.
At 10/31/16, the values of certain foreign securities held by the fund aggregating $190,048,528 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $822,231.
(b)	The rate shown is the 7-day yield.

Reg'd —	Registered

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Schwab Health Care Fund
Portfolio Holdings as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$661,118,584	$—	$—	$661,118,584
Australia [1]	—	16,241,876	—	16,241,876
Denmark [1]	—	9,692,015	—	9,692,015
Finland [1]	—	11,905,120	—	11,905,120
France [1]	—	6,706,189	—	6,706,189
Germany [1]	—	3,952,709	—	3,952,709
Hong Kong[1]	—	805,963	—	805,963
Italy [1]	—	12,176,022	—	12,176,022
Japan [1]	—	30,200,680	—	30,200,680
Malaysia [1]	—	335,837	—	335,837
Republic of Korea[1]	—	388,263	—	388,263
Switzerland [1]	—	61,471,191	—	61,471,191
Taiwan [1]	—	6,935,319	—	6,935,319
United Kingdom[1]	—	29,237,344	—	29,237,344
Other Investment Company[1]	844,425	—	—	844,425
Total	$661,963,009	$190,048,528	$—	$852,011,537
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.
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Schwab Health Care Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments, at value (cost $725,894,608) including securities on loan of $822,231		$851,167,112
Collateral invested for securities on loan, at value (cost $844,425)	+	844,425
Total investments, at value (cost $726,739,033)		852,011,537
Deposit with broker for futures contracts		630,000
Receivables:
Investments sold		2,659,500
Foreign tax reclaims		999,370
Dividends		333,405
Fund shares sold		324,192
Income from securities on loan		1,082
Prepaid expenses	+	16,055
Total assets		856,975,141
Liabilities
Collateral held for securities on loan		844,425
Payables:
Investment adviser and administrator fees		412,384
Shareholder service fees		106,787
Fund shares redeemed		1,594,606
Due to custodian		1,015,208
Accrued expenses	+	77,991
Total liabilities		4,051,401
Net Assets
Total assets		856,975,141
Total liabilities	–	4,051,401
Net assets		$852,923,740
Net Assets by Source
Capital received from investors		707,812,270
Net investment income not yet distributed		6,748,836
Net realized capital gains		13,160,180
Net unrealized capital appreciation		125,202,454

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$852,923,740		39,560,395		$21.56

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Schwab Health Care Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $517,306)		$15,814,756
Interest		2,007
Securities on loan	+	144,868
Total investment income		15,961,631
Expenses
Investment adviser and administrator fees		5,229,517
Shareholder service fees		2,272,888
Shareholder reports		93,037
Custodian fees		85,884
Portfolio accounting fees		59,709
Transfer agent fees		50,244
Professional fees		33,102
Proxy fees		31,637
Registration fees		30,256
Independent trustees' fees		13,957
Interest expense		1,845
Other expenses	+	28,890
Total expenses		7,930,966
Expense reduction by CSIM and its affiliates	–	50,244
Net expenses	–	7,880,722
Net investment income		8,080,909
Realized and Unrealized Gains (Losses)
Net realized gains on investments		13,879,248
Net realized gains on futures contracts		13,004
Net realized losses on foreign currency transactions	+	(40,323)
Net realized gains		13,851,929
Net change in unrealized appreciation (depreciation) on investments		(78,189,153)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(9,317)
Net change in unrealized appreciation (depreciation)	+	(78,198,470)
Net realized and unrealized losses		(64,346,541)
Decrease in net assets resulting from operations		($56,265,632)
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Schwab Health Care Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$8,080,909	$5,941,714
Net realized gains		13,851,929	149,735,571
Net change in unrealized appreciation (depreciation)	+	(78,198,470)	(79,361,560)
Increase (decrease) in net assets from operations		(56,265,632)	76,315,725
Distributions to Shareholders
Distributions from net investment income		(6,691,995)	(8,134,921)
Distributions from net realized gains	+	(149,840,338)	(122,526,297)
Total distributions		($156,532,333)	($130,661,218)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,833,641	$64,956,918	7,812,599	$212,724,582
Shares reinvested		6,099,701	139,195,182	4,588,745	118,160,176
Shares redeemed	+	(11,272,005)	(256,438,361)	(8,253,014)	(222,654,576)
Net transactions in fund shares		(2,338,663)	($52,286,261)	4,148,330	$108,230,182
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		41,899,058	$1,118,007,966	37,750,728	$1,064,123,277
Total increase or decrease	+	(2,338,663)	(265,084,226)	4,148,330	53,884,689
End of period		39,560,395	$852,923,740	41,899,058	$1,118,007,966
Net investment income not yet distributed			$6,748,836		$5,464,139
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Schwab International Core Equity Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$9.62	$9.77	$9.82	$7.90	$7.32
Income (loss) from investment operations:
Net investment income (loss)	0.22 [1]	0.19 [1]	0.29 [1]	0.20	0.16
Net realized and unrealized gains (losses)	(0.45)	(0.01)	(0.08)	1.93	0.62
Total from investment operations	(0.23)	0.18	0.21	2.13	0.78
Less distributions:
Distributions from net investment income	(0.19)	(0.15)	(0.26)	(0.21)	(0.20)
Distributions from net realized gains	—	(0.18)	—	—	—
Total distributions	(0.19)	(0.33)	(0.26)	(0.21)	(0.20)
Net asset value at end of period	$9.20	$9.62	$9.77	$9.82	$7.90
Total return	(2.41%)	2.05%	2.20%	27.70%	11.17%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.86%	0.86%	0.86%	0.86%	0.86%
Gross operating expenses	0.91%	0.92%	0.98%	1.10%	1.16%
Net investment income (loss)	2.40%	2.02%	2.95%	2.40%	2.45%
Portfolio turnover rate	90%	87%	90%	75%	112%
Net assets, end of period (x 1,000,000)	$772	$679	$423	$147	$78

1
Calculated based on the average shares outstanding during the period.
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Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
98.4%	Common Stock	744,098,274	759,040,270
0.0%	Rights	279,707	283,134
0.8%	Other Investment Company	6,022,957	6,022,957
99.2%	Total Investments	750,400,938	765,346,361
0.8%	Other Assets and Liabilities, Net		6,430,967
100.0%	Net Assets		771,777,328

Security	Number of Shares	Value ($)
Common Stock 98.4% of net assets

Australia 5.5%
Banks 0.6%
Australia & New Zealand Banking Group Ltd.	217,598	4,594,671
Consumer Services 0.5%
Aristocrat Leisure Ltd.	326,641	3,803,030
Diversified Financials 0.4%
ASX Ltd.	82,917	2,966,034
Energy 0.4%
Caltex Australia Ltd.	121,136	2,819,711
Food & Staples Retailing 0.2%
Metcash Ltd. *	1,107,000	1,670,645
Health Care Equipment & Services 0.5%
Cochlear Ltd.	37,008	3,595,746
Insurance 0.4%
Medibank Pvt Ltd.	1,564,627	3,065,291
Materials 1.3%
Amcor Ltd.	200,123	2,233,704
Mineral Resources Ltd.	123,102	1,082,976
Northern Star Resources Ltd.	592,224	1,915,511
OZ Minerals Ltd.	380,210	1,942,624
Pact Group Holdings Ltd.	343,582	1,712,735
Regis Resources Ltd.	618,849	1,560,704
		10,448,254
Retailing 0.4%
JB Hi-Fi Ltd.	150,654	3,247,636
Transportation 0.8%
Qantas Airways Ltd.	2,544,971	5,914,070
		42,125,088

Austria 0.6%
Banks 0.5%
Erste Group Bank AG *	119,197	3,737,875
Materials 0.1%
Lenzing AG	6,450	840,100
		4,577,975

Belgium 1.7%
Energy 0.1%
Euronav N.V.	119,857	937,743
Security	Number of Shares	Value ($)
Materials 0.4%
Bekaert N.V.	64,446	2,865,027
Transportation 1.2%
bpost S.A.	350,593	9,327,345
		13,130,115

Brazil 0.4%
Consumer Durables & Apparel 0.4%
MRV Engenharia e Participacoes S.A.	772,700	2,992,034

Canada 0.1%
Banks 0.1%
Canadian Imperial Bank of Commerce	11,464	858,967

China 0.2%
Banks 0.1%
Industrial & Commercial Bank of China Ltd., Class H	1,535,000	921,367
Real Estate 0.1%
Longfor Properties Co., Ltd.	574,000	761,859
		1,683,226

Denmark 1.7%
Banks 0.4%
Danske Bank A/S	101,900	3,143,515
Capital Goods 0.7%
Vestas Wind Systems A/S	72,907	5,841,005
Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Genmab A/S *	5,000	823,370
Novo Nordisk A/S, Class B	58,345	2,078,569
		2,901,939
Transportation 0.2%
Dfds A/S	31,922	1,542,414
		13,428,873

Finland 1.0%
Energy 1.0%
Neste Oyj	175,472	7,570,229

France 8.4%
Banks 2.4%
BNP Paribas S.A.	133,291	7,728,646
Credit Agricole S.A.	985,921	10,637,091
		18,365,737
Capital Goods 0.8%
Safran S.A.	27,973	1,924,860
Thales S.A.	46,044	4,332,047
		6,256,907
Consumer Durables & Apparel 1.1%
Christian Dior SE	43,944	8,475,301

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Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Household & Personal Products 1.2%
L'Oreal S.A.	51,027	9,141,952
Pharmaceuticals, Biotechnology & Life Sciences 2.6%
Ipsen S.A.	41,875	2,894,864
Sanofi	220,153	17,132,037
		20,026,901
Software & Services 0.3%
Atos SE	25,000	2,594,339
		64,861,137

Germany 8.0%
Automobiles & Components 0.5%
Continental AG	21,520	4,133,797
Banks 1.4%
Aareal Bank AG	292,019	10,562,378
Capital Goods 0.8%
HOCHTIEF AG	38,056	5,196,428
Kloeckner & Co. SE *	94,140	1,175,607
		6,372,035
Consumer Durables & Apparel 0.3%
Hugo Boss AG	41,790	2,627,770
Insurance 1.7%
Allianz SE - Reg'd	81,324	12,695,020
Materials 1.9%
Covestro AG	226,177	13,393,604
Evonik Industries AG	28,000	876,862
		14,270,466
Media 0.5%
ProSiebenSat.1 Media SE	94,209	4,060,234
Software & Services 0.4%
SAP SE	19,326	1,702,610
Software AG	30,000	1,090,325
		2,792,935
Telecommunication Services 0.3%
Deutsche Telekom AG - Reg'd	153,000	2,496,228
Utilities 0.2%
E.ON SE	222,212	1,628,560
		61,639,423

Hong Kong 3.9%
Banks 0.2%
China Construction Bank Corp., Class H	2,500,000	1,825,617
Food, Beverage & Tobacco 0.7%
Dali Foods Group Co., Ltd.	1,097,500	571,158
WH Group Ltd.	5,948,500	4,817,665
		5,388,823
Materials 1.1%
Sinopec Shanghai Petrochemical Co., Ltd., Class H	16,239,000	8,277,877
Real Estate 0.6%
China Resources Land Ltd.	576,000	1,430,514
New World Development Co., Ltd.	2,702,000	3,359,259
		4,789,773
Software & Services 1.1%
Tencent Holdings Ltd.	303,848	8,052,677
Technology Hardware & Equipment 0.1%
China Railway Signal & Communication Corp., Ltd., Class H	469,000	380,274
Security	Number of Shares	Value ($)
Utilities 0.1%
CLP Holdings Ltd.	96,000	975,839
		29,690,880

Israel 0.2%
Telecommunication Services 0.2%
Bezeq The Israeli Telecommunication Corp., Ltd.	933,981	1,696,489

Italy 0.7%
Diversified Financials 0.1%
Banca IFIS S.p.A.	32,275	934,725
Energy 0.3%
Saras S.p.A.	1,200,793	2,085,717
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Recordati S.p.A.	89,245	2,523,747
		5,544,189

Japan 22.8%
Automobiles & Components 1.8%
Bridgestone Corp.	52,800	1,970,688
Fuji Heavy Industries Ltd.	284,390	11,112,961
Suzuki Motor Corp.	29,600	1,055,427
		14,139,076
Banks 2.7%
Aozora Bank Ltd.	1,411,500	4,663,677
Mitsubishi UFJ Financial Group, Inc.	1,489,500	7,685,535
Mizuho Financial Group, Inc.	828,000	1,394,147
Resona Holdings, Inc.	671,600	2,976,853
Sumitomo Mitsui Financial Group, Inc.	111,400	3,862,423
		20,582,635
Capital Goods 2.2%
Hazama Ando Corp.	838,400	5,404,753
ITOCHU Corp.	222,700	2,812,410
Kanamoto Co., Ltd.	103,200	2,479,346
Kumagai Gumi Co., Ltd.	355,400	943,846
Nissin Electric Co., Ltd.	142,000	1,893,555
Takuma Co., Ltd.	127,000	1,167,492
Tokyu Construction Co., Ltd.	95,500	965,009
Toshiba Plant Systems & Services Corp.	59,000	951,337
		16,617,748
Consumer Durables & Apparel 1.1%
Bandai Namco Holdings, Inc.	154,800	4,637,189
Fujitsu General Ltd.	177,000	4,061,567
		8,698,756
Consumer Services 0.4%
Round One Corp.	135,200	955,111
Toridoll Holdings Corp.	92,700	2,147,708
		3,102,819
Diversified Financials 1.3%
Japan Securities Finance Co., Ltd.	484,900	2,155,079
Mitsubishi UFJ Lease & Finance Co., Ltd.	857,700	4,152,283
ORIX Corp.	224,500	3,557,515
		9,864,877
Food, Beverage & Tobacco 0.1%
MEIJI Holdings Co., Ltd.	7,700	767,999
Household & Personal Products 0.5%
Lion Corp.	118,000	1,929,889
Pola Orbis Holdings, Inc.	21,200	1,764,036
		3,693,925

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Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Insurance 0.0%
Dai-ichi Life Holdings, Inc.	10,801	158,353
Materials 1.8%
Sanyo Special Steel Co., Ltd.	361,000	1,850,590
Tokuyama Corp. *	803,000	3,433,442
Tokyo Steel Manufacturing Co., Ltd.	1,272,600	8,827,032
		14,111,064
Pharmaceuticals, Biotechnology & Life Sciences 2.2%
Astellas Pharma, Inc.	671,600	9,967,789
Daiichi Sankyo Co., Ltd.	51,200	1,230,296
Shionogi & Co., Ltd.	90,500	4,456,942
Sumitomo Dainippon Pharma Co., Ltd.	82,200	1,423,675
		17,078,702
Real Estate 0.4%
Daiwa House Industry Co., Ltd.	25,000	686,164
Kenedix Office Investment Corp.	195	1,099,519
Premier Investment Corp.	1,000	1,289,020
		3,074,703
Retailing 2.0%
Adastria Co., Ltd.	113,640	2,974,878
Geo Holdings Corp.	340,525	4,319,891
Nishimatsuya Chain Co., Ltd.	65,100	916,443
Seria Co., Ltd.	12,600	994,006
Start Today Co., Ltd.	171,600	3,007,109
T-Gaia Corp.	210,700	3,240,748
		15,453,075
Semiconductors & Semiconductor Equipment 0.9%
SCREEN Holdings Co., Ltd.	39,000	2,667,967
Tokyo Electron Ltd.	30,000	2,706,148
Ulvac, Inc.	59,832	1,889,134
		7,263,249
Software & Services 1.0%
Mixi, Inc.	191,100	7,020,658
Oracle Corp., Japan	12,000	653,074
		7,673,732
Technology Hardware & Equipment 0.7%
Elecom Co., Ltd.	65,700	1,343,175
Hitachi High-Technologies Corp.	94,800	3,953,729
		5,296,904
Telecommunication Services 0.7%
Nippon Telegraph & Telephone Corp.	83,000	3,679,957
NTT DOCOMO, Inc.	64,953	1,631,229
		5,311,186
Transportation 2.0%
Central Japan Railway Co.	32,445	5,517,146
Japan Airlines Co., Ltd.	340,700	10,054,665
		15,571,811
Utilities 1.0%
Chubu Electric Power Co., Inc.	207,300	3,051,736
Toho Gas Co., Ltd.	140,000	1,298,269
Tohoku Electric Power Co., Inc.	262,400	3,214,887
		7,564,892
		176,025,506

Malaysia 0.2%
Transportation 0.2%
AirAsia Berhad	2,440,000	1,610,929

Security	Number of Shares	Value ($)
Netherlands 4.1%
Commercial & Professional Supplies 0.5%
RELX N.V.	131,291	2,213,899
Wolters Kluwer N.V.	42,381	1,638,884
		3,852,783
Energy 0.3%
Koninklijke Vopak N.V.	44,682	2,255,213
Food & Staples Retailing 0.5%
Koninklijke Ahold Delhaize N.V.	169,021	3,855,775
Household & Personal Products 0.8%
Unilever N.V. CVA	145,131	6,070,246
Materials 0.7%
Akzo Nobel N.V.	61,260	3,958,072
Corbion N.V.	55,952	1,290,733
		5,248,805
Semiconductors & Semiconductor Equipment 0.2%
BE Semiconductor Industries N.V.	37,527	1,222,511
Telecommunication Services 0.8%
Koninklijke KPN N.V.	1,990,228	6,489,635
Transportation 0.3%
PostNL N.V. *	576,859	2,716,812
		31,711,780

New Zealand 0.2%
Telecommunication Services 0.2%
Spark New Zealand Ltd.	413,300	1,080,938

Norway 0.4%
Energy 0.4%
Subsea 7 S.A. *	247,413	2,769,632

Republic of Korea 1.5%
Capital Goods 0.3%
Hyundai Development Co-Engineering & Construction	53,160	2,248,008
Consumer Durables & Apparel 0.1%
LG Electronics, Inc.	28,000	1,167,245
Food, Beverage & Tobacco 0.2%
KT&G Corp.	13,004	1,282,586
Household & Personal Products 0.1%
LG Household & Health Care Ltd.	1,200	858,406
Technology Hardware & Equipment 0.8%
Samsung Electronics Co., Ltd.	4,335	6,200,472
		11,756,717

Singapore 1.7%
Banks 0.3%
DBS Group Holdings Ltd.	256,000	2,759,349
Real Estate 1.1%
CapitaLand Ltd.	3,691,000	8,186,324
Transportation 0.3%
SATS Ltd.	703,800	2,448,427
		13,394,100

Spain 4.0%
Banks 1.0%
Banco Bilbao Vizcaya Argentaria S.A.	504,672	3,632,976
Banco Santander S.A.	862,010	4,223,871
		7,856,847

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Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Capital Goods 1.7%
ACS Actividades de Construccion y Servicios S.A.	422,624	12,927,504
Media 0.4%
Mediaset Espana Comunicacion S.A.	287,719	3,210,717
Retailing 0.1%
Industria de Diseno Textil S.A.	16,469	574,643
Software & Services 0.1%
Amadeus IT Group S.A.	17,239	811,333
Telecommunication Services 0.5%
Telefonica S.A.	393,388	3,997,060
Utilities 0.2%
Enagas S.A.	46,300	1,327,187
		30,705,291

Sweden 2.0%
Banks 0.2%
Nordea Bank AB	182,756	1,920,605
Capital Goods 0.2%
Peab AB	167,119	1,417,341
Commercial & Professional Supplies 0.5%
Intrum Justitia AB	123,094	3,795,293
Consumer Durables & Apparel 0.5%
Electrolux AB, B Shares	171,800	4,066,220
Food, Beverage & Tobacco 0.4%
Swedish Match AB	85,887	2,988,877
Real Estate 0.1%
Hemfosa Fastigheter AB	84,751	796,856
Technology Hardware & Equipment 0.1%
Mycronic AB	61,700	644,009
		15,629,201

Switzerland 10.1%
Capital Goods 0.6%
Schindler Holding AG	23,386	4,344,577
Consumer Durables & Apparel 0.4%
Forbo Holding AG - Reg'd *	2,529	3,223,909
Diversified Financials 1.4%
Cembra Money Bank AG *	101,507	7,758,444
Pargesa Holding S.A.	45,483	3,053,163
		10,811,607
Food, Beverage & Tobacco 2.0%
Nestle S.A. - Reg'd	217,465	15,769,228
Insurance 1.4%
Swiss Life Holding AG - Reg'd *	40,398	10,690,627
Materials 0.6%
Givaudan S.A. - Reg'd	1,846	3,570,289
Sika AG	200	961,291
		4,531,580
Pharmaceuticals, Biotechnology & Life Sciences 3.7%
Actelion Ltd. - Reg'd *	69,432	10,032,634
Lonza Group AG - Reg'd *	18,275	3,448,524
Roche Holding AG	64,696	14,859,477
		28,340,635
		77,712,163

Taiwan 0.5%
Health Care Equipment & Services 0.1%
St. Shine Optical Co., Ltd.	20,000	420,322
Security	Number of Shares	Value ($)
Semiconductors & Semiconductor Equipment 0.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	595,000	3,570,804
		3,991,126

United Kingdom 18.5%
Banks 1.7%
HSBC Holdings plc	1,257,732	9,472,152
The Paragon Group of Cos. plc	972,359	3,943,844
		13,415,996
Capital Goods 1.4%
QinetiQ Group plc	2,543,715	7,163,468
Spirax-Sarco Engineering plc	61,815	3,332,762
		10,496,230
Commercial & Professional Supplies 0.1%
Intertek Group plc	16,438	685,828
Consumer Services 1.7%
Carnival plc	273,139	13,174,283
Diversified Financials 0.2%
IG Group Holdings plc	116,198	1,173,390
Energy 3.5%
BP plc	2,454,748	14,511,744
Royal Dutch Shell plc, B Shares	498,209	12,850,057
		27,361,801
Food, Beverage & Tobacco 2.5%
British American Tobacco plc	64,777	3,712,560
Diageo plc	53,100	1,413,338
Imperial Brands plc	286,121	13,840,194
		18,966,092
Household & Personal Products 1.7%
Reckitt Benckiser Group plc	125,133	11,194,461
Unilever plc	39,371	1,643,708
		12,838,169
Insurance 1.8%
Admiral Group plc	80,157	1,878,013
Old Mutual plc	3,733,325	9,183,747
Phoenix Group Holdings	283,613	2,533,609
		13,595,369
Materials 0.3%
Rio Tinto plc	70,432	2,449,295
Pharmaceuticals, Biotechnology & Life Sciences 0.8%
GlaxoSmithKline plc	323,817	6,396,787
Retailing 0.5%
JD Sports Fashion plc	221,244	4,113,449
Software & Services 0.5%
Moneysupermarket.com Group plc	1,273,034	4,076,022
Utilities 1.8%
Centrica plc	4,709,693	12,335,887
Severn Trent plc	62,378	1,775,664
		14,111,551
		142,854,262
Total Common Stock
(Cost $744,098,274)		759,040,270

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Schwab International Core Equity Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Rights 0.0% of net assets

United Kingdom 0.0%
Phoenix Group Holdings *	104,197	283,134
Total Rights
(Cost $279,707)		283,134

Other Investment Company 0.8% of net assets

Money Market Fund 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (a)	6,022,957	6,022,957
Total Other Investment Company
(Cost $6,022,957)		6,022,957

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $752,819,215 and the unrealized appreciation and depreciation were $46,185,771 and ($33,658,625), respectively, with a net unrealized appreciation of $12,527,146.
At 10/31/16, the values of certain foreign securities held by the fund aggregating $754,349,169 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information).
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

CVA —	Dutch Certificate
Reg'd —	Registered
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 12/16/16	55	4,580,675	(63,369)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$—	$750,611,294	$—	$750,611,294
Austria [1]	—	3,737,875	—	3,737,875
Materials	840,100	—	—	840,100
Brazil [1]	2,992,034	—	—	2,992,034
Canada [1]	858,967	—	—	858,967
Rights [1]	283,134	—	—	283,134
Other Investment Company[1]	6,022,957	—	—	6,022,957
Total	$10,997,192	$754,349,169	$—	$765,346,361
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($63,369)	$—	$—	($63,369)
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $10,474,707 from Level 1 to Level 2 for the period ended October 31, 2016. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers from Level 2 to Level 1 and no transfers in or out of Level 3 during the period.
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Schwab International Core Equity Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments, at value (cost $750,400,938)		$765,346,361
Deposit with broker for futures contracts		546,000
Receivables:
Investments sold		3,145,515
Dividends		1,876,960
Fund shares sold		1,230,230
Foreign tax reclaims		833,614
Variation margin on futures contracts		2,475
Prepaid expenses	+	24,677
Total assets		773,005,832
Liabilities
Payables:
Investment adviser and administrator fees		380,194
Shareholder service fees		127,362
Fund shares redeemed		482,599
Due to custodian		87,269
Accrued expenses	+	151,080
Total liabilities		1,228,504
Net Assets
Total assets		773,005,832
Total liabilities	–	1,228,504
Net assets		$771,777,328
Net Assets by Source
Capital received from investors		799,159,634
Net investment income not yet distributed		17,033,702
Net realized capital losses		(59,217,732)
Net unrealized capital appreciation		14,801,724

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$771,777,328		83,859,976		$9.20

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Schwab International Core Equity Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $2,229,194)		$23,423,739
Expenses
Investment adviser and administrator fees		4,162,482
Shareholder service fees		1,758,323
Custodian fees		280,263
Portfolio accounting fees		76,812
Registration fees		71,111
Shareholder reports		49,995
Professional fees		44,776
Transfer agent fees		27,612
Proxy fees		17,253
Independent trustees' fees		12,147
Interest expense		58
Other expenses	+	25,639
Total expenses		6,526,471
Expense reduction by CSIM and its affiliates	–	334,534
Net expenses	–	6,191,937
Net investment income		17,231,802
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(42,939,095)
Net realized losses on futures contracts		(70,325)
Net realized gains on foreign currency transactions	+	53,923
Net realized losses		(42,955,497)
Net change in unrealized appreciation (depreciation) on investments		10,793,654
Net change in unrealized appreciation (depreciation) on futures contracts		(103,376)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(63,151)
Net change in unrealized appreciation (depreciation)	+	10,627,127
Net realized and unrealized losses		(32,328,370)
Decrease in net assets resulting from operations		($15,096,568)
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Schwab International Core Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$17,231,802	$11,307,276
Net realized losses		(42,955,497)	(3,906,044)
Net change in unrealized appreciation (depreciation)	+	10,627,127	(590,377)
Increase (decrease) in net assets from operations		(15,096,568)	6,810,855
Distributions to Shareholders
Distributions from net investment income		(13,757,023)	(6,697,762)
Distributions from net realized gains	+	—	(8,247,177)
Total distributions		($13,757,023)	($14,944,939)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		32,702,600	$293,413,982	39,601,250	$382,386,533
Shares reinvested		1,360,473	12,393,908	1,470,490	13,499,099
Shares redeemed	+	(20,795,558)	(184,509,327)	(13,726,881)	(130,995,091)
Net transactions in fund shares		13,267,515	$121,298,563	27,344,859	$264,890,541
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		70,592,461	$679,332,356	43,247,602	$422,575,899
Total increase	+	13,267,515	92,444,972	27,344,859	256,756,457
End of period		83,859,976	$771,777,328	70,592,461	$679,332,356
Net investment income not yet distributed			$17,033,702		$12,297,487
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Schwab Active Equity Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Core Equity Fund	Schwab Target 2045 Fund
Schwab Dividend Equity Fund	Schwab Target 2050 Fund
Schwab Large-Cap Growth Fund	Schwab Target 2055 Fund
Schwab Small-Cap Equity Fund	Schwab Target 2060 Fund
Schwab Hedged Equity Fund	Schwab Fundamental US Large Company Index Fund
Schwab Health Care Fund	Schwab Fundamental US Small Company Index Fund
Schwab International Core Equity Fund	Schwab Fundamental International Large Company Index Fund
Schwab ® S&P 500 Index Fund	Schwab Fundamental International Small Company Index Fund
Schwab Small-Cap Index Fund®	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental Global Real Estate Index Fund
Schwab International Index Fund®	Schwab Target 2010 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2015 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2020 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2025 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2030 Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Target 2035 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2040 Index Fund
Schwab Balanced Fund™	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab ® Monthly Income Fund - Moderate Payout
Schwab Target 2030 Fund	Schwab ® Monthly Income Fund - Enhanced Payout
Schwab Target 2035 Fund	Schwab ® Monthly Income Fund - Maximum Payout
Schwab Target 2040 Fund
Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds' Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts and forward foreign currency exchange contracts (forwards): Futures contracts are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day's forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds' own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds' results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of October 31, 2016 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Forward Foreign Currency Exchange Contracts: Forwards are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreements allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent.The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including lending agent fees and broker rebates, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agents ranged from 10% to 15%, with subsequent breakpoints to a low of 7.5%, of gross lending revenue through November 30, 2015. After December 1, 2015, the total costs and expenses paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
As of October 31, 2016, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2016, if any, are disclosed in each fund's Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund's Statement of Assets and Liabilities.
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
Short Sales: When a fund sells securities short (sells securities it does not own), the fund identifies assets worth at least 100% of the value of the short securities as collateral. If the market value of the short securities subsequently falls, the fund can realize a gain by closing the short position. However, if the value rises, the fund typically would have to add to its collateral or close out its short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
If a fund sells securities short, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When a fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Dividends accrued on securities sold short are recorded as an expense on a fund’s records and presented in the Statement of Operations. A fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds make distributions from net investment income, if any, once a year, with the exception of Schwab Dividend Equity Fund which typically pays quarterly dividends. The funds make distributions from net realized capital gains, if any, once a year.
(g) Custody Credit:
Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to a fund's operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2016, if any, are reflected in each fund's Statement of Assets and Liabilities.
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds' prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that investors could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
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Financial Notes (continued)

3. Risk Factors (continued):
Management Risk. The funds' investment adviser makes investment decisions for the funds using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by each fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, a fund may have a lower return than if it were managed using another process or strategy.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large-cap and mid-cap stocks, for instance—a fund's performance also will lag those investments.
Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—small-cap stocks, for instance—a fund's performance also will lag those investments.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Dividend Paying Risk. To the extent that a fund invests in dividend paying stocks, the fund’s performance will correlate with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by a fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. A fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Convertible Securities Risk. Convertible securities generally are debt obligations that pay income, but which may convert into common or preferred stock under certain circumstances. The value of a convertible security is influenced by the credit standing of the issuer, and changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
ETF Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF's expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
REITs Risk. A fund's investments in real estate investment trusts (REITs) will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks; for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on a fund. In addition, REITs have their own expenses, and a fund will bear a proportionate share of those expenses.
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Financial Notes (continued)

3. Risk Factors (continued):
Short Sales Risk. Certain funds engage in short sales transactions. Short sales are transactions in which a fund sells a security it does not own. To complete a short sale, a fund must borrow the security to deliver to the buyer. A fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by a fund, and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.
To the extent a fund establishes both long and short positions in equity securities the fund’s long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund’s overall potential for loss. A fund’s short sales may result in a loss if the prices of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to a fund’s long positions, the potential loss on the fund’s short positions is unlimited. In addition, the lender of the borrowed securities may require a fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.
Foreign Investment Risk. A fund's investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. To the extent a fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.
Concentration Risk. The investments of certain funds are concentrated in issuers doing business in the same sector, and therefore, the companies in which a fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share, and other competitive challenges. In addition, a fund is subject to the risks that stocks of these companies may underperform other segments of the equity market or stock market as a whole and are likely to have above-average volatility.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund	Schwab International Core Equity Fund
Flat rate	0.47%	0.62%	0.72%	0.81%	1.05%	0.58%

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
% of Average Daily Net Assets	Schwab Health Care Fund
First $500 million	0.54%
$500 million to $1 billion	0.515%
Over $1 billion	0.49%
For the period ended October 31, 2016, the aggregate advisory fee paid to CSIM by the Schwab Health Care Fund was 0.53%, as a percentage of the fund's average daily net assets.
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is as follows:
Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund	Schwab Health Care Fund	Schwab International Core Equity Fund
0.75%	0.89%	0.99%	1.12%	1.33%*	0.82%	0.86%
*	Excludes dividends and stock loan fees paid on securities sold short.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab funds as of October 31, 2016, as applicable:
	Underlying Funds
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Small-Cap Equity Fund	Schwab International Core Equity Fund
Schwab Target 2010 Fund	0.2%	0.1%	0.1%	0.3%
Schwab Target 2015 Fund	0.4%	0.2%	0.3%	0.5%
Schwab Target 2020 Fund	2.3%	1.4%	1.9%	3.5%
Schwab Target 2025 Fund	2.3%	1.4%	2.1%	3.5%
Schwab Target 2030 Fund	4.7%	2.8%	4.9%	7.3%
Schwab Target 2035 Fund	2.2%	1.4%	2.5%	3.6%
Schwab Target 2040 Fund	5.6%	3.3%	7.1%	9.0%
Schwab Target 2045 Fund	0.6%	0.3%	0.8%	0.9%
Schwab Target 2050 Fund	0.5%	0.3%	0.7%	0.8%
Schwab Target 2055 Fund	0.3%	0.2%	0.4%	0.5%
Schwab Target 2060 Fund	0.0%*	0.0%*	0.0%*	0.0%*
Schwab Monthly Income Fund — Moderate Payout	—%	0.9%	—%	—%
Schwab Monthly Income Fund — Enhanced Payout	—%	1.2%	—%	—%
Schwab Monthly Income Fund — Maximum Payout	—%	0.4%	—%	—%
Schwab Balanced Fund	4.8%	—%	—%	—%
*	Less than 0.05%
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
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Financial Notes (continued)

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended October 31, 2016, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Core Equity Fund	$1,729,289,131	$1,950,096,614
Schwab Dividend Equity Fund	1,234,397,219	1,501,793,884
Schwab Large-Cap Growth Fund	190,786,253	219,317,034
Schwab Small-Cap Equity Fund	500,281,288	568,368,161
Schwab Hedged Equity Fund*	281,369,544	295,281,680
Schwab Health Care Fund	528,546,615	727,265,580
Schwab International Core Equity Fund	761,892,309	641,502,081
*	Including securities sold short.

8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The fair value and variation margin for futures contracts held at October 31, 2016 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds' accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2016, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Contract Values	Number of Contracts
Schwab Core Equity Fund	$11,101,620	109
Schwab Dividend Equity Fund	3,394,315	34
Schwab Large-Cap Growth Fund	821,019	8
Schwab Small-Cap Equity Fund	1,802,236	15
Schwab Hedged Equity Fund	1,545,980	15
Schwab Health Care Fund	405,075	4
Schwab International Core Equity Fund	6,614,352	80
The Schwab International Core Equity Fund invested in forwards during the report period. The fund invested in forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates and to manage cash. Refer to financial note 2(b) for the fund’s accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period ended October 31, 2016, the month-end average forward foreign currency notional amount and the month-end average unrealized appreciation (depreciation) were $134,364 and ($2,545), respectively.
The effects of the derivatives held by the Schwab International Core Equity Fund in the Statement of Operations for the period ended October 31, 2016 were:
Schwab International Core Equity Fund
Equity Index Futures Contracts
Realized Gains (Losses)[1]	($70,325)
Change in Unrealized Appreciation (Depreciation)[2]	(103,376)
Forward Foreign Currency Exchange Contracts
Realized Gains (Losses)[1]	($40,624)
Change in Unrealized Appreciation (Depreciation)[2]	—
[1]	Statement of Operations location: Net realized gains (losses) on futures contracts and net realized gains (losses) on foreign currency transactions.
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts and net change in unrealized appreciation (depreciation) on foreign currency translations.
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Financial Notes (continued)

9. Redemption Fee:
The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods were as follows:
	Current Period (11/1/15-10/31/16)	Prior Period (11/1/14-10/31/15)
Schwab Core Equity Fund	$21,676	$22,991
Schwab Dividend Equity Fund	10,131	17,039
Schwab Large-Cap Growth Fund	590	5,458
Schwab Small-Cap Equity Fund	4,174	13,614
Schwab Hedged Equity Fund	4,852	8,264
Schwab Health Care Fund	28,881	54,580
Schwab International Core Equity Fund	20,115	15,500

10. Federal Income Taxes:
As of October 31, 2016, the components of distributable earnings on a tax-basis were as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
Undistributed ordinary income	$27,905,265	$1,273,539	$1,950,703	$1,410,331	$4,573,764
Undistributed long-term capital gains	—	—	7,122,436	—	1,796,103
Unrealized appreciation on investments	272,660,738	154,675,788	28,365,935	73,764,080	22,176,082
Unrealized depreciation on investments	(49,288,560)	(59,533,836)	(6,543,376)	(44,440,291)	(10,674,666)
Other unrealized appreciation (depreciation)	—	—	—	—	4,110,541
Net unrealized appreciation (depreciation)	$223,372,178	$95,141,952	$21,822,559	$29,323,789	$15,611,957

	Schwab Health Care Fund	Schwab International Core Equity Fund
Undistributed ordinary income	$6,748,836	$17,944,797
Undistributed long-term capital gains	13,906,469	—
Unrealized appreciation on investments	162,628,004	46,185,771
Unrealized depreciation on investments	(38,101,789)	(33,658,625)
Other unrealized appreciation (depreciation)	(70,050)	(75,164)
Net unrealized appreciation (depreciation)	$124,456,165	$12,451,982
The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFIC), partnership investments and non-taxable dividends.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2016, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
October 31, 2017	$1,636,581	$—	$—	$—	$—
No expiration*	—	9,117,909	—	5,776,732	—
Total	$1,636,581	$9,117,909	$—	$5,776,732	$—

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Financial Notes (continued)

10. Federal Income Taxes (continued):
Expiration Date	Schwab Health Care Fund	Schwab International Core Equity Fund
October 31, 2017	$—	$7,906,336
No expiration*	—	49,872,747
Total	$—	$57,779,083
*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.
Qualified late-year losses are certain capital and ordinary losses which occur during the portion of a fund's taxable year subsequent to October 31. A fund may elect to treat any portion of qualified late-year losses as arising during the first day of the next taxable year. For the year ended October 31, 2016, the funds had late-year ordinary losses deferred, capital loss carryforwards utilized and capital losses expired as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
Late-year ordinary losses deferred	$—	$—	$—	$—	$336,330
Capital loss carryforwards utilized	3,143,092	—	—	—	—
Capital losses expired	6,584,673	—	—	—	—

	Schwab Health Care Fund	Schwab International Core Equity Fund
Capital loss carryforwards utilized	$—	$—
The tax-basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
Current period distributions
Ordinary income	$91,137,043	$70,215,756	$10,837,735	$11,811,855	$5,415,180
Long-term capital gains	245,370,769	161,290,992	25,040,312	64,496,426	15,502,020
Prior period distributions
Ordinary income	$73,466,144	$78,202,168	$1,230,983	$25,751,786	$—
Long-term capital gains	264,913,205	225,404,481	25,103,219	97,541,227	25,864,727

	Schwab Health Care Fund	Schwab International Core Equity Fund
Current period distributions
Ordinary income	$61,724,249	$13,757,023
Long-term capital gains	94,808,084	—
Prior period distributions
Ordinary income	$57,907,541	$6,699,187
Long-term capital gains	72,753,677	8,245,752
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
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Financial Notes (continued)

10. Federal Income Taxes (continued):
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2016, the funds made the following reclassifications:
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Large-Cap Growth Fund	Schwab Small-Cap Equity Fund	Schwab Hedged Equity Fund
Capital shares	($6,584,673)	$—	$—	$—	$—
Undistributed net investment income	308,601	104,925	112,459	(359,209)	717,379
Net realized capital gains (losses)	6,276,072	(104,925)	(112,459)	359,209	(717,379)

	Schwab Health Care Fund	Schwab International Core Equity Fund
Capital shares	$—	$—
Undistributed net investment income	(104,217)	1,261,436
Net realized capital gains (losses)	104,217	(1,261,436)

11. Recent Regulatory Development:
In October 2016, the SEC adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the funds' financial statements and related disclosures.

12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (seven of the funds constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2016, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2016
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Other Federal Tax Information (unaudited)

Schwab International Core Equity Fund elects to pass through under section 853 of the Internal Revenue Code foreign tax credit of $1,942,381 to its shareholders for the year ended October 31, 2016. The respective foreign source income on the fund is $25,634,207.
For corporate shareholders, the following percentage of the funds' dividend distributions paid during the fiscal year ended October 31, 2016, qualify for the corporate dividends received deduction:
Percentage
Schwab Core Equity Fund	58.82
Schwab Dividend Equity Fund	85.31
Schwab Large-Cap Growth Fund	43.87
Schwab Small-Cap Equity Fund	48.12
Schwab Hedged Equity Fund	77.94
Schwab Health Care Fund	19.06
Schwab International Core Equity Fund	—
For the fiscal year ended October 31, 2016, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2017 via IRS form 1099 of the amounts for use in preparing their 2016 income tax return.
Schwab Core Equity Fund	$54,123,403
Schwab Dividend Equity Fund	60,295,601
Schwab Large-Cap Growth Fund	4,887,426
Schwab Small-Cap Equity Fund	6,044,413
Schwab Hedged Equity Fund	4,353,149
Schwab Health Care Fund	15,827,921
Schwab International Core Equity Fund	15,699,404
Under Section 852 (b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2016:
Schwab Core Equity Fund	$245,370,769
Schwab Dividend Equity Fund	161,290,992
Schwab Large-Cap Growth Fund	25,040,312
Schwab Small-Cap Equity Fund	64,496,426
Schwab Hedged Equity Fund	15,502,020
Schwab Health Care Fund	94,808,084
Schwab International Core Equity Fund	—
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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by an independent provider of investment company data and an independent accounting firm. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on May 9, 2016, and June 1, 2016, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 1, 2016. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the

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Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology, together with certain commentary thereon from an independent accounting firm. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to Schwab Financial Services Fund and Schwab Health Care Fund that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Schwab Active Equity Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Months Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dividend Equity Spliced Index  An internally calculated index, comprised of the S&P 500 Index from inception of the Schwab Dividend Equity Fund until the close of business on February 27, 2015 and the Russell 1000 Value Index thereafter.
Dow Jones Global Health Care Index  An index that measures the performance of healthcare providers, researchers, and supplies producers around the world.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that is composed of larger-cap companies and measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Value Index  An index that measures the performance of the large-cap segment of the U.S. equity universe.
Russell 2000 Index  An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Active Equity Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2016 Schwab Funds. All rights reserved.

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Notes

Schwab Active Equity Funds
Our straightforward approach sets us apart.

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.
The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack All Equity Portfolio™
Schwab MarketTrack Growth Portfolio™
Schwab MarketTrack Balanced Portfolio™
Schwab MarketTrack Conservative Portfolio™
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout
Bond Funds
Schwab Short-Term Bond Market Fund™
Schwab Intermediate-Term Bond Fund™
Schwab Total Bond Market Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2016 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Effective October 14, 2016, all Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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MFR26298-13
00186670

Annual Report  |  October 31, 2016
Schwab Balanced Fund™

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Schwab Balanced Fund
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Return for the 12 Months Ended October 31, 2016
Schwab Balanced Fund (Ticker Symbol: SWOBX)	1.41%
Balanced Blended Index	4.32%
Fund Category: Morningstar Allocation—50% to 70% Equity	2.75%
Performance Details	pages 8-10

Minimum Initial Investment[1]	$ 100
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
The components that make up the composite index may vary over time. For index definition, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[1]	Please see the fund’s prospectus for further detail and eligibility requirements.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
fund covered in this report.
Dear Shareholder,
As we approach the end of the year, I’d like to take this opportunity to thank you for the trust you have placed in us here at Charles Schwab Investment Management. The past year has brought several surprise twists to the financial markets, and we appreciate your continued confidence in our ability to help you achieve your long-term financial goals.
Over the 12-month reporting period ended October 31, 2016, improving economic fundamentals in the U.S. and the absence of additional short-term interest rate increases by the Federal Reserve (Fed) allowed many domestic stocks to shake off the negative impacts of slowing growth overseas and the United Kingdom’s surprise vote to depart from the European Union (also known as Brexit). While bond yields began to tick up at the end of the period in anticipation of another Fed rate hike, they remained repressed for much of 2016 as the central bank persistently pushed back rate expectations. Strengthening demand and low borrowing costs combined to create a supportive outlook for U.S. stocks and bonds. Reflecting this market environment, the Schwab Balanced Fund (the fund) generated a positive return but underperformed its benchmark, primarily due to the underperformance of the underlying U.S. large- and small-cap funds.

Asset Class Performance Comparison % returns during the 12 months ended 10/31/2016

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
1 The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
From the President (continued)

“ Over the 12-month reporting period ended October 31, 2016, improving economic fundamentals in the U.S. and the absence of additional short-term interest rate increases by the Federal Reserve (Fed) allowed many domestic stocks to shake off the negative impacts of slowing growth overseas and the United Kingdom’s surprise vote to depart from the European Union (also known as Brexit).”
With inflation now starting to creep up and another potential Fed move on the horizon, many investors are wondering whether it’s time to adjust their portfolio allocations to adopt a more conservative stance. At Charles Schwab Investment Management, we believe the Schwab Balanced Fund may be a helpful additive to investor portfolios because it helps take some of the guesswork out of these timing decisions. Normally, the fund invests 55% to 65% of its assets in stocks and 35% to 45% in fixed-income securities. This allocation is designed to provide a mix of the potential growth opportunities of stock investing with the potential income opportunities of bonds and other fixed-income securities.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Balanced Fund, please continue reading this report. In addition, you can find further details about the fund by visiting our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,

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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
The Investment Environment

Over the 12-month reporting period ended October 31, 2016, global fixed-income investments and emerging market and U.S. equities performed well, while many developed international equities lagged behind. The Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. Yields on many global government-backed securities remained historically low, with some in negative territory, while lackluster global economic growth contributed to continued investor uncertainty. Toward the end of the reporting period, the U.S. presidential election fueled heightened market volatility in both the U.S. and abroad. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 4.51%, while the MSCI EAFE Index (Net), a broad measure of developed international equity performance, returned -3.23%. In fixed-income markets, the Bloomberg Barclays U.S. Aggregate Bond Index returned 4.37% for the reporting period, and the Citigroup Non-U.S. Dollar World Government Bond Index returned 7.34%.
U.S. economic data generally improved over the reporting period, despite several weak measurements during the 12 months. Corporate earnings were better-than-expected for the second quarter of 2016 but contracted in the third quarter, while U.S. nonfarm payrolls came in near expectations outside of a sharp drop in May. Consumer confidence measurements were generally below expectations for most of the reporting period, but rebounded in September to reach its highest level since the 2008 recession. However, consumer confidence fell slightly in October as increasing uncertainty surrounding the U.S. presidential election and the stability of the labor market resulted in more cautious consumers. In addition, U.S. economic growth trended upwards after dipping slightly in the first quarter of 2016, with the third quarter’s measurement coming in as the fastest growth rate recorded in two years.
Short-term interest rate policy in the U.S. remained a source of uncertainty and volatility during the reporting period. The Fed raised the federal funds rate in December 2015 to a target range of 0.25% to 0.50%, with the possibility of four additional increases in 2016. Inconsistent U.S. economic data, weak global growth, and persistently low inflation, however, caused the Fed to leave rates unchanged at each meeting during the reporting period. At its meeting in September, the Fed noted that although the case for a rate increase had strengthened, it had “…decided, for the time being, to wait for further evidence of continued progress toward its objectives.” Continued low interest rates in the U.S. resulted in cheaper borrowing costs, supporting the overall performance of emerging markets and U.S. markets during the reporting period. In addition, many emerging market economies were able to absorb the sharp drop in commodities prices and shore up their monetary reserves over the past year, lessening investor fears about the potentially negative impact of a U.S. interest rate increase. As of the end of the reporting period, markets continued to expect one rate hike by the end of 2016.
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Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
The Investment Environment (continued)

During the 12-month reporting period, many central banks outside the U.S. increased accommodative policy measures to help combat stalling economic growth. Both the Bank of Japan and the European Central Bank increased bond purchases and introduced negative interest rates, while the People’s Bank of China (PBOC) expanded its lending facilities. Following the United Kingdom’s vote in June to leave the European Union (also known as Brexit), the Bank of England (BoE) announced its plan to take additional measures if necessary while markets adjusted. Less than two months later in early August, the BoE cut its benchmark rate and resumed quantitative easing, and also increased lending to consumers and companies. The Central Bank of Russia also took steps aimed at stabilizing the economy and inflation, decreasing its key interest rate in mid-September. While some of these measures initially appeared to be less effective than the central banks had hoped, the positive performance of many international equities in the second half of the reporting period suggested that economic conditions outside the U.S. were beginning to improve.
With interest rates near historically low levels in the U.S. and overseas, the yields on many government-backed securities also remained low, with some dropping below 0.00%. Over the reporting period, the yields on both German and Japanese 10-year government bonds dipped into negative territory. Meanwhile, the yield on the British 10-year government note declined to levels approaching 0.50% in August after the announcement of increased accommodative policy measures from the BoE. In the U.S., short-term yields generally increased after the Fed’s rate hike in December, and then leveled off as the reporting period continued. Longer-term U.S. yields, which are highly influenced by inflation and growth expectations, generally fell in the first half of 2016 amid subdued inflation and weak global economic growth. As inflation rose slightly and growth expectations improved, the yields on longer-term Treasuries generally trended upwards in the last months of the reporting period.
Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
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Schwab Balanced Fund
Fund Management

Zifan Tang, Ph.D., CFA, Managing Director, Senior Portfolio Manager, leads the portfolio management team and has overall responsibility for all aspects of the management of the fund. She was appointed portfolio manager of the fund in February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.
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Schwab Balanced Fund
Performance and Fund Facts as of 10/31/16

The Schwab Balanced Fund (the fund) seeks capital growth and income. To pursue its goal, the fund generally invests in a diversified group of other Schwab and/or Laudus Funds, in accordance with its target portfolio allocation. Normally, the fund invests 55% to 65% of its assets in equity securities (including stocks and equity funds) and 35% to 45% in fixed income securities (including bonds and fixed income funds), and cash or cash equivalents (including money market funds). The fund’s allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.  Over the 12-month reporting period, global fixed-income investments and U.S. equities performed well. At its December 2015 meeting, the Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. The United Kingdom’s decision in June to leave the European Union (also known as Brexit) caused a spike in volatility. Toward the end of the reporting period, the U.S. presidential election also fueled heightened market volatility in both the U.S. and abroad.
Performance.   For the 12-month reporting period ended October 31, 2016, the fund returned 1.41%. The fund’s internally calculated comparative index, the Balanced Blended Index (the index), returned 4.32%.
Positioning and Strategies.   Over the reporting period, the fund’s asset allocations were broadly in line with those of the index.
Of the fund’s two underlying fixed-income funds, the greatest contributions to total return for the reporting period came from the Schwab Total Bond Market Fund, which returned 3.9%, and the Schwab Intermediate-Term Bond Fund, which returned 3.0%. Both funds, however, detracted from the fund’s performance relative to the index.
The fund’s U.S equity allocation generated a positive return that contributed to the fund’s absolute performance. The Laudus US Large Cap Growth Fund returned 0.8%, contributing to total return, but detracting from relative performance. However, the Schwab Core Equity Fund, the fund’s largest position, and the Laudus Small-Cap MarketMasters Fund (Select Shares), each returned -0.5%, detracting from total return. Both funds also detracted from the fund’s performance relative to the index.
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Schwab Balanced Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	6
Portfolio Turnover Rate	19%
Asset Class Weightings % of Investments

Top Holdings % of Net Assets1,2

Management views and portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.
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Schwab Balanced Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Balanced Fund (11/18/96)	1.41%	8.15%	5.08%
Balanced Blended Index	4.32%	8.96%	6.00%
S&P 500® Index	4.51%	13.57%	6.70%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.64%
Fund Category: Morningstar Allocation—50% to 70% Equity	2.75%	7.36%	4.76%
Fund Expense Ratios[3]: Net 0.62%; Gross 0.69%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
From June 3, 2002 to February 28, 2008, the fund used a manager of managers strategy, and therefore its performance during this time does not reflect the fund’s current multi-fund strategy and may have been different if it did.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.62%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Balanced Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2016 and held through October 31, 2016.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees, or any non-routine expenses, such as proxy fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or non-routine expenses were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/16	Ending Account Value (Net of Expenses) at 10/31/16	Expenses Paid During Period 5/1/16-10/31/16[2]
Schwab Balanced Fund
Actual Return	0.00%	$1,000.00	$1,031.30	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.10	$0.00

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the fund invests are not included in this ratio. This ratio does not include certain non-routine expenses, such as proxy expenses.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.
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Schwab Balanced Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$15.40	$15.56	$14.28	$12.51	$11.61
Income (loss) from investment operations:
Net investment income (loss)[1]	0.19	0.18	0.16	0.14	0.19
Net realized and unrealized gains (losses)	0.00 [2]	0.42	1.33	1.85	0.88
Total from investment operations	0.19	0.60	1.49	1.99	1.07
Less distributions:
Distributions from net investment income	(0.32)	(0.34)	(0.21)	(0.22)	(0.17)
Distributions from net realized gains	(0.76)	(0.42)	—	—	—
Total distributions	(1.08)	(0.76)	(0.21)	(0.22)	(0.17)
Net asset value at end of period	$14.51	$15.40	$15.56	$14.28	$12.51
Total return	1.41%	3.95%	10.52%	16.13%	9.36%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[3],[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Gross operating expenses[3]	0.06%	0.07%	0.09%	0.10%	0.16%
Net investment income (loss)	1.34%	1.18%	1.09%	1.06%	1.54%
Portfolio turnover rate	19%	5%	27%	33%	38%
Net assets, end of period (x 1,000,000)	$282	$305	$202	$165	$117

1
Calculated based on the average shares outstanding during the period.
2
Less than $0.005.
3
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses and/or interest expense had not been incurred.
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See financial notes

Schwab Balanced Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
100.0%	Other Investment Companies	272,470,800	281,956,025
100.0%	Total Investments	272,470,800	281,956,025
(0.0%)	Other Assets and Liabilities, Net		(137,559)
100.0%	Net Assets		281,818,466

Security	Number of Shares	Value ($)
Other Investment Companies 100.0% of net assets

Equity Funds 59.8%
Large-Cap 50.0%
Laudus U.S. Large Cap Growth Fund *(a)	2,515,641	42,212,464
Schwab Core Equity Fund (a)	5,023,249	98,706,846
		140,919,310
Small-Cap 9.8%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	1,668,454	27,612,913
		168,532,223

Fixed-Income Funds 37.3%
Intermediate-Term Bond 37.3%
Schwab Intermediate-Term Bond Fund (a)	3,296,863	33,957,690
Schwab Total Bond Market Fund (a)	7,384,445	71,259,891
		105,217,581

Security	Number of Shares	Value ($)
Money Market Fund 2.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (b)	8,206,221	8,206,221
Total Other Investment Companies
(Cost $272,470,800)		281,956,025

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $275,260,949 and the unrealized appreciation and depreciation were $6,695,076 and ($0), respectively, with a net unrealized appreciation of $6,695,076.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$281,956,025	$—	$—	$281,956,025
Total	$281,956,025	$—	$—	$281,956,025
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.
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See financial notes

Schwab Balanced Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $264,264,579)		$273,749,804
Investments in unaffiliated issuers, at value (cost $8,206,221)	+	8,206,221
Total investments, at value (cost $272,470,800)		281,956,025
Receivables:
Fund shares sold		290,201
Dividends		189,021
Prepaid expenses	+	18,151
Total assets		282,453,398
Liabilities
Payables:
Investments bought		168,778
Fund shares redeemed		428,661
Accrued expenses	+	37,493
Total liabilities		634,932
Net Assets
Total assets		282,453,398
Total liabilities	–	634,932
Net assets		$281,818,466
Net Assets by Source
Capital received from investors		256,374,517
Net investment income not yet distributed		1,863,577
Net realized capital gains		14,095,147
Net unrealized capital appreciation		9,485,225

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$281,818,466		19,422,015		$14.51

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See financial notes

Schwab Balanced Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$3,826,541
Dividends received from unaffiliated underlying funds	+	16,752
Total investment income		3,843,293
Expenses
Shareholder reports		40,909
Registration fees		40,712
Professional fees		28,147
Portfolio accounting fees		17,247
Transfer agent fees		16,746
Independent trustees' fees		9,655
Proxy fees		7,379
Custodian fees		1,832
Interest expense		36
Other expenses	+	4,339
Total expenses		167,002
Expense reduction by CSIM	–	159,587
Net expenses	–	7,415
Net investment income		3,835,878
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		17,455,377
Net realized gains on sales of affiliated underlying funds	+	1,982,418
Net realized gains		19,437,795
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	(19,051,501)
Net realized and unrealized gains		386,294
Increase in net assets resulting from operations		$4,222,172
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See financial notes

Schwab Balanced Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$3,835,878	$2,857,135
Net realized gains		19,437,795	16,386,818
Net change in unrealized appreciation (depreciation)	+	(19,051,501)	(9,772,217)
Increase in net assets from operations		4,222,172	9,471,736
Distributions to Shareholders
Distributions from net investment income		(6,125,816)	(4,612,433)
Distributions from net realized gains	+	(14,319,966)	(5,780,880)
Total distributions		($20,445,782)	($10,393,313)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,997,037	$86,468,453	9,167,626	$139,981,488
Shares reinvested		1,316,822	18,725,208	628,361	9,532,242
Shares redeemed	+	(7,731,157)	(112,621,617)	(2,913,119)	(44,685,668)
Net transactions in fund shares		(417,298)	($7,427,956)	6,882,868	$104,828,062
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		19,839,313	$305,470,032	12,956,445	$201,563,547
Total increase or decrease	+	(417,298)	(23,651,566)	6,882,868	103,906,485
End of period		19,422,015	$281,818,466	19,839,313	$305,470,032
Net investment income not yet distributed			$1,863,577		$1,469,990
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See financial notes

Schwab Balanced Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Balanced Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Balanced Fund	Schwab Target 2045 Fund
Schwab ® S&P 500 Index Fund	Schwab Target 2050 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2055 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2060 Fund
Schwab International Index Fund®	Schwab Fundamental US Large Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Fundamental Global Real Estate Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2010 Index Fund
Schwab Core Equity Fund™	Schwab Target 2015 Index Fund
Schwab Dividend Equity Fund™	Schwab Target 2020 Index Fund
Schwab Large-Cap Growth Fund™	Schwab Target 2025 Index Fund
Schwab Small-Cap Equity Fund™	Schwab Target 2030 Index Fund
Schwab Hedged Equity Fund™	Schwab Target 2035 Index Fund
Schwab Health Care Fund™	Schwab Target 2040 Index Fund
Schwab ® International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab ® Monthly Income Fund - Moderate Payout
Schwab Target 2030 Fund	Schwab ® Monthly Income Fund - Enhanced Payout
Schwab Target 2035 Fund	Schwab ® Monthly Income Fund - Maximum Payout
Schwab Target 2040 Fund
The Schwab Balanced Fund is a single class “fund of funds” which seeks to achieve its investment objective by investing in a diversified group of other Schwab and/or Laudus Funds, but also may invest in other unaffiliated, third party mutual funds, including exchange-traded funds (ETFs). In addition, the fund may invest a portion of its assets directly in equity and fixed-income securities to maintain its allocations.
The fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 8) at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund's Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the fund should be read in conjunction with the underlying funds' financial statements. For more information about the underlying funds' operations and policies, please refer to those funds' semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission's (SEC) website at www.sec.gov or at the SEC's Public Reference Room in Washington D.C.
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Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund's results of operations.
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Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund's investments as of October 31, 2016 are disclosed in the Portfolio Holdings.
(b) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(c) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(d) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. The fund bears its share of the allocable expenses of the underlying funds in which it invests. Such expenses are reflected in the net asset values of the underlying funds.
(e) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year.
(f) Custody Credit:
The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (State Street), under which the fund may receive a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund's prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
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Financial Notes (continued)

3. Risk Factors (continued):
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund or vice versa. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Equity and fixed income markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, ETFs and cash equivalents, including money market securities. The fund's direct investment in these securities is subject to the same or similar risks as an underlying fund's investment in the same security.
Underlying Fund Investment Risk. The value of an investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund's exposure to a particular risk will be proportionate to the fund's overall asset allocation and underlying fund allocation.
•   Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will select or allocate assets that could cause the fund to underperform or otherwise not meet its objective. An underlying fund's adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—small-cap stocks, for instance—an underlying fund's performance also will lag those investments.
•   Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — an underlying fund's performance also will lag those investments.
•   Growth Investing Risk. An underlying fund’s investments in growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
•   Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund's yield and share price. Because interest rates in the United States and other countries are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates. A rise in interest rates could cause an underlying fund's share price to fall. The credit quality of a portfolio investment could also cause an underlying fund's share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income
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Financial Notes (continued)

3. Risk Factors (continued):
securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF's expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•   Money Market Fund Risk. The fund may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Effective October 14, 2016, certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund's liquidity falls below required minimums.
•   Foreign Investment Risk. An underlying fund's investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund's investments in emerging market countries and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund's use of derivatives could reduce the underlying fund's performance, increase volatility and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund's portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or an underlying fund may have to sell them at a loss.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund's performance and may increase the likelihood of capital gain distributions.
•   Securities Lending Risk. Certain underlying funds engage in securities lending, which involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
•   Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which an underlying fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support where it was not obligated to do so. Mortgage-backed securities
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Financial Notes (continued)

3. Risk Factors (continued):
tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Transactions in mortgage pass-through securities primarily occur through to be announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose an underlying fund to possible losses.
•   Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The fund is not subject to any fee under the Plan.
CSIM and its affiliates have agreed with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the fund's total expenses charged is limited to the fund's direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of October 31, 2016, the Schwab Balanced Fund's ownership percentages of other related funds' shares are:
Laudus Small-Cap MarketMasters Fund, Select Shares	17.9%
Laudus U.S. Large Cap Growth Fund	2.2%
Schwab Core Equity Fund	4.8%
Schwab Intermediate-Term Bond Fund	9.7%
Schwab Total Bond Market Fund	5.1%
Below is a summary of the fund's transactions with its affiliated underlying funds during the period ended October 31, 2016.
Schwab Balanced Fund:
Underlying Funds	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Distributions Received* 11/01/15 to 10/31/16
Laudus Small-Cap MarketMasters Fund, Select Shares	1,791,811	304,143	(427,500)	1,668,454	$27,612,913	$285,540	$1,780,576
Laudus U.S. Large Cap Growth Fund	2,611,438	422,802	(518,599)	2,515,641	42,212,464	429,287	2,662,096
Schwab Core Equity Fund	4,640,638	1,385,880	(1,003,269)	5,023,249	98,706,846	978,732	14,537,459
Schwab Intermediate-Term Bond Fund	3,504,525	513,500	(721,162)	3,296,863	33,957,690	26,293	710,613
Schwab Total Bond Market Fund	7,899,025	1,013,288	(1,527,868)	7,384,445	71,259,891	262,566	1,591,174
Total					$273,749,804	$1,982,418	$21,281,918
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, the fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended October 31, 2016, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales/Maturities of Securities
$53,627,666	$58,820,000

8. Redemption Fee:
The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods were as follows:
Current Period (11/1/15-10/31/16)	Prior Period (11/1/14-10/31/15)
$6,464	$46,338

9. Federal Income Taxes:
As of October 31, 2016, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$3,804,930
Undistributed long-term capital gains	14,943,943
Unrealized appreciation on investments	6,695,076
Net unrealized appreciation (depreciation)	$6,695,076
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Financial Notes (continued)

9. Federal Income Taxes (continued):
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2016, the fund had no capital loss carryforwards.
The tax-basis components of distributions paid during the current and prior fiscal years were as follows:
Current period distributions
Ordinary income	$6,797,035
Long-term capital gains	13,648,747
Prior period distributions
Ordinary income	$4,612,433
Long-term capital gains	5,780,880
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2016, the fund made the following reclassifications:
Capital shares	$—
Undistributed net investment income	2,683,525
Net realized capital gains (losses)	(2,683,525)
As of October 31, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

10. Recent Regulatory Development:
In October 2016, the SEC adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the fund's financial statements and related disclosures.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Schwab Balanced Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Balanced Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Balanced Fund (one of the funds constituting Schwab Capital Trust, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at October 31, 2016 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2016
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Schwab Balanced Fund
Other Federal Tax Information (unaudited)

For corporate shareholders, 27.96% of the fund's dividend distributions paid during the fiscal year ended October 31, 2016, qualify for the corporate dividends received deduction.
For the fiscal year ended October 31, 2016, the fund designates $1,951,059 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2017 via IRS form 1099 of the amounts for use in preparing their 2016 income tax return.
Under Section 852 (b)(3)(C) of the Internal Revenue Code, the fund hereby designates $13,648,747 as long-term capital gain dividends for the fiscal year ended October 31, 2016.
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Schwab Balanced Fund
Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Balanced Fund (the “Fund”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by an independent provider of investment company data and an independent accounting firm. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at meetings held on May 9, 2016, and June 1, 2016, and approved the renewal of the Agreement with respect to the
Fund for an additional one-year term at the meeting held on June 1, 2016. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to the Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Fund and certain of its shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s

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Schwab Balanced Fund
performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, yield, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered the risk profile for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Fund indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology, together with certain commentary thereon from an independent accounting firm. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees considered that CSIM is not charging any management fees at the Fund level; it being understood that there is a management fee at the underlying fund level. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because the Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered whether CSIM indirectly benefits from the Fund’s investments in other underlying funds managed by CSIM. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment
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Schwab Balanced Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Schwab Balanced Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Schwab Balanced Fund
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Schwab Balanced Fund
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Schwab Balanced Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Balanced Blended Index  A custom blended index developed by CSIM that effective August 1, 2013 is composed of 50% S&P 500 Index, 10% Russell 2000 Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, 12% Bloomberg Barclays U.S. Aggregate Intermediate Bond Index and 3% Bloomberg Barclays U.S. Treasury Bills: 1 – 3 Months Index. Prior to August 1, 2013 the Balanced Blended Index was composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
Bloomberg Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
Bloomberg Barclays U.S. Aggregate Intermediate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Months Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Citigroup Non-U.S. Dollar World Government Bond Index  An index that measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Balanced Fund
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2016 Schwab Funds. All rights reserved.

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Notes

Schwab Balanced Fund
Our straightforward approach sets us apart.

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.
The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack All Equity Portfolio™
Schwab MarketTrack Growth Portfolio™
Schwab MarketTrack Balanced Portfolio™
Schwab MarketTrack Conservative Portfolio™
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout
Bond Funds
Schwab Short-Term Bond Market Fund™
Schwab Intermediate-Term Bond Fund™
Schwab Total Bond Market Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2016 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Effective October 14, 2016, all Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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MFR36112-10
00186672

Annual Report  |  October 31, 2016
Schwab Equity Index Funds

Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market
Index Fund®
Schwab International
Index Fund®

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Five cost-efficient ways to tap into the power of the stock market for long-term growth potential.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S& P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.
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Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Return for the 12 Months Ended October 31, 2016
Schwab S&P 500 Index Fund (Ticker Symbol: SWPPX)	4.40%
S&P 500® Index	4.51%
Fund Category: Morningstar Large Blend	2.12%
Performance Details	pages 8-10

Schwab 1000 Index Fund (Ticker Symbol: SNXFX)	3.87%
Schwab 1000 Index®	4.14%
Fund Category: Morningstar Large Blend	2.12%
Performance Details	pages 11-13

Schwab Small-Cap Index Fund (Ticker Symbol: SWSSX)	4.17%
Russell 2000® Index	4.11%
Fund Category: Morningstar Small Blend	2.91%
Performance Details	pages 14-16

Schwab Total Stock Market Index Fund (Ticker Symbol: SWTSX)	4.19%
Dow Jones U.S. Total Stock Market IndexSM	4.21%
Fund Category: Morningstar Large Blend	2.12%
Performance Details	pages 17-19

Schwab International Index Fund[1] (Ticker Symbol: SWISX)	-2.64%
MSCI EAFE® Index (Net)[2]	-3.23%
Fund Category: Morningstar Foreign Large Blend	-2.08%
Performance Details	pages 20-22

Minimum Initial Investment[3]	$ 100
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	Please see the funds’ prospectus for further detail and eligibility requirements.
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Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
As we approach the end of the year, I’d like to take this opportunity to thank you for the trust you have placed in us here at Charles Schwab Investment Management. The past year has brought several surprise twists to the financial markets, and we appreciate your continued confidence in our ability to help you achieve your long-term financial goals.
The 12-month reporting period ended October 31, 2016, featured a generally supportive environment for stocks despite several unexpected developments overseas. The Schwab Equity Index Funds (the funds) generated returns in line with their respective indexes, with all but the Schwab International Index Fund in positive territory. International equities were particularly challenged over the reporting period by slowing in China’s growth rate and the United Kingdom’s vote to leave the European Union (also known as Brexit). While these factors acted as a drag on U.S. stocks as well, a combination of stronger economic data at home and the absence of additional interest rate increases by the Federal Reserve helped them to shake off international growth concerns and generate further gains.
The bull market’s resilient run—now in its seventh year—is the second-longest in American history. During this time, most assets across the spectrum have

Asset Class Performance Comparison % returns during the 12 months ended 10/31/2016

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
1 The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Equity Index Funds
From the President (continued)

“ The 12-month reporting period ended October 31, 2016, featured a generally supportive environment for stocks despite several unexpected developments overseas.”
appreciated at a healthy pace, resulting in positive performance for both active and passive strategies. For investors seeking lower fees, passively-managed index funds are a convenient and low-cost way to gain broad exposure to various markets. Because portfolio decisions are rules-based and transactions are infrequent, expenses tend to be much lower than those of actively managed funds. Index funds also tend to have much lower turnover than a typical actively managed fund, resulting in smaller capital gains distributions and therefore a lower tax impact for the investor.
Because of the low-cost nature of passively managed funds, we believe that index funds can complement actively managed funds in a diversified portfolio. Long-term investors should consider combining low-cost index funds with active strategies to maintain a potentially successful long-term perspective. While passive strategies might have outperformed many actively managed funds in recent years, in more challenging market episodes, the right active managers can provide strong downside protection. Market shifts can be difficult to predict, and so we believe portfolios that blend the two approaches can help investors to better weather the market’s ups and downs.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Equity Index Funds, please continue reading this report. In addition, you can find further details about the funds by visiting our website at www.csimfunds.com. We are happy to hear from you at 1-877-824-5615.
Sincerely,

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Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
The Investment Environment

Over the 12-month reporting period ended October 31, 2016, equity markets generated mixed returns, with U.S. stocks performing well and many international stocks in negative territory. The Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade in December 2015, but held them steady at each subsequent meeting during the reporting period. Concerns surrounding global growth and heightened market volatility weighed on stocks in the first part of the reporting period, especially after the United Kingdom’s unexpected decision in June to leave the European Union (also known as Brexit). As the reporting period continued, however, some signs of stability emerged, including improving economic data, and many equity markets rebounded. Toward the end of the reporting period, the U.S. presidential election fueled heightened market volatility and uncertainty. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 4.51%, while the Russell 2000® Index, a U.S. small-cap company measure, returned 4.11%. Internationally, the MSCI EAFE Index (Net), a broad measure of international developed equity performance, returned -3.23% for same time period.
U.S. economic data generally improved over the reporting period, despite several weak measurements during the 12 months. Corporate earnings were better-than-expected for the second quarter of 2016 but contracted in the third quarter, while U.S. nonfarm payrolls came in near expectations outside of a sharp drop in May. Consumer confidence measurements were generally below expectations for most of the reporting period, but rebounded in September to reach the highest level since the 2008 recession. However, consumer confidence fell slightly in October as increasing uncertainty surrounding the U.S. presidential election and the stability of the labor market resulted in more cautious consumers. In addition, U.S. economic growth trended upwards after dipping slightly in the first quarter of 2016, with the third quarter’s measurement coming in as the fastest growth rate recorded in two years.
Short-term interest rate policy in the U.S. remained a source of uncertainty and volatility during the reporting period. The Fed raised the federal funds rate in December 2015 to a target range of 0.25% to 0.50%, with the possibility of four additional increases in 2016. Inconsistent U.S. economic data, weak global growth, and persistently low inflation, however, caused the Fed to leave rates unchanged at each meeting during the reporting period. At its meeting in September, the Fed noted that although the case for a rate increase had strengthened, it had “…decided, for the time being, to wait for further evidence of continued progress toward its objectives.” As of the end of the reporting period, markets continued to expect one rate hike by the end of 2016.
Many central banks outside the U.S. increased accommodative policy measures over the reporting period to help combat stalling economic growth. Both the Bank of Japan and the European Central Bank increased bond purchases and introduced negative interest rates, while the People’s Bank of China (PBOC) expanded its lending facilities. Following the June Brexit vote, the Bank of England (BoE) announced its plan to take additional measures if necessary while markets adjusted. Less than two months later in early August, the BoE cut its benchmark rate and resumed quantitative easing, and also increased lending to consumers and companies. While some of these measures initially appeared to be less effective than the central banks had hoped, the positive performance of many international equities in the second half of the reporting period suggested that economic conditions outside the U.S. were beginning to improve.
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Schwab Equity Index Funds
The Investment Environment (continued)

Concerns around unsteady global growth were present throughout the first part of the 12-month reporting period, and then lessened as the reporting period continued. In China, fears about the slowing economy declined as stimulative moves by the PBOC helped to reverse downward trends in several economic gauges. Meanwhile, the results of the June Brexit vote shook markets globally, sending the British pound downward and markedly increasing uncertainty and volatility. However, because Brexit was not driven by liquidity or changes in underlying fundamentals, most stock markets rebounded and stabilized in the days and weeks that followed.
In January 2016, the price of oil dropped significantly and remained volatile in the following months, weighing on many global stock markets. Oil prices stabilized at the end of the reporting period, however, and a relatively narrow trading range supported an overall rebound in the performance of many energy companies and oil-producing countries. A proposed agreement by the Organization of the Petroleum Exporting Countries to limit output also initially helped boost oil prices after the agreement was announced, though the longer-term effects of an agreement were uncertain and skepticism surrounding the deal tempered optimism among many investors and banks.
Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
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Schwab Equity Index Funds
Fund Management

Agnes Hong, CFA, Vice President and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, and Schwab Small-Cap Index Fund. He joined CSIM in 2008 and became a Portfolio Manager in September 2014. Prior to this role, Mr. Rios served as an Associate Portfolio Manager on the Schwab Equity Index Strategies team for four years. His first role with CSIM was as a trade operation specialist. He also previously worked as a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).
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Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of 10/31/16

The Schwab S&P 500 Index Fund’s (the fund) goal is to track the total return of the S&P 500 Index (the index), which includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. large-cap stocks performed well over the 12-month reporting period. The Federal Reserve raised the federal funds rate in December 2015 to a target range of 0.25% to 0.50% and then left rates unchanged for the remainder of the reporting period, while concerns continued to lessen around China’s decelerating economy. In June, the results of the United Kingdom’s unexpected decision to leave the European Union (also known as Brexit) increased volatility and uncertainty across the globe and asset classes. Over the reporting period, U.S. economic data generally improved, despite some uneven measurements, and a better-than-expected corporate earnings report in the 2nd quarter of 2016 helped support the performance of many U.S. equities. From a sector standpoint within the index, the Utilities and the Telecommunication Services sectors outperformed over the 12-month reporting period, while the Consumer Discretionary and Health Care sectors underperformed by comparison.
Performance. The fund returned 4.40% for the 12-month reporting period ended October 31, 2016, compared with the index, which returned 4.51%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Health Care stocks were the largest detractors from the returns of both the index and the fund. The Health Care sector represented an average weight of approximately 15% of the fund’s investments and returned approximately -4% for the reporting period. One example from this sector is Gilead Sciences, Inc., a research-based biopharmaceutical company. Due in part to declining sales of its hepatitis C drug over the reporting period, the fund’s holdings of Gilead Sciences, Inc. returned approximately -30%.
The Consumer Discretionary sector was another detractor from overall fund performance, representing an average weight of approximately 13% of the fund’s investments and returning approximately -2% for the reporting period.
The fund’s holdings in the Information Technology sector were the largest contributors to the return of the fund. Information Technology stocks represented an average weight of approximately 21% of the fund’s investments and returned approximately 11%, representing the overall positive performance of companies involved in software and internet services. The fund’s holdings of Microsoft Corporation are one example from this sector, returning approximately 17%.
Stocks in the Consumer Staples sector were another contributor to overall fund performance. Consumer Staples stocks represented an average weight of approximately 10% of the fund’s investments and returned approximately 9% for the reporting period.
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Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	509
Weighted Average Market Cap (millions)	$145,391
Price/Earnings Ratio (P/E)	19.3
Price/Book Ratio (P/B)	2.6
Portfolio Turnover Rate	2%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1,2

Average Annual Total Returns1,2,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab S&P 500 Index Fund (5/19/97)	4.40%	13.46%	6.66%
S&P 500® Index	4.51%	13.57%	6.70%
Fund Category: Morningstar Large Blend	2.12%	11.90%	5.80%
Fund Expense Ratio[4]: 0.09%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and "Dow Jones®" is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 9, 2009, the Investor Share class, Select Share class and e.Shares class were combined into a single class of shares of the fund. The performance history of the fund prior to September 9, 2009 is that of the fund’s former Select Shares. On September 9, 2009, the Schwab Institutional Select S&P 500 Fund merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of 10/31/16

The Schwab 1000 Index Fund’s (the fund) goal is to match the total return of the Schwab 1000 Index (the index), which includes the stocks of the largest 1,000 publicly traded companies in the U.S., with size being determined by market capitalization (total market value of all shares outstanding). To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. large-cap stocks performed well over the 12-month reporting period. The Federal Reserve raised the federal funds rate in December 2015 to a target range of 0.25% to 0.50% and then left rates unchanged for the remainder of the reporting period, while concerns continued to lessen around China’s decelerating economy. In June, the results of the United Kingdom’s unexpected decision to leave the European Union (also known as Brexit) increased volatility and uncertainty across the globe and asset classes. Over the reporting period, U.S. economic data generally improved, despite some uneven measurements, and a better-than-expected corporate earnings report in the 2nd quarter of 2016 helped support the performance of many U.S. equities. From a sector standpoint within the index, the Utilities and the Telecommunication Services sectors outperformed over the 12-month reporting period, while the Consumer Discretionary and Health Care sectors underperformed by comparison.
Performance. The fund returned 3.87% for the 12-month reporting period ended October 31, 2016, compared with the index, which returned 4.14%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors.  The fund’s holdings in the Health Care sector were the largest detractors from the returns of the fund. Health Care stocks represented an average weight of approximately 15% of the fund’s investments and returned approximately -4% for the reporting period. One example from this sector is Gilead Sciences, Inc., a research-based biopharmaceutical company. Due in part to declining sales of its hepatitis C drug over the reporting period, the fund’s holdings of Gilead Sciences, Inc. returned approximately -30%.
The Consumer Discretionary sector was another detractor from overall fund performance, representing an average weight of approximately 13% of the fund’s investments and falling approximately 2% for the reporting period.
The Information Technology sector was the largest contributor to the return of the index and the fund. Information Technology stocks represented an average weight of approximately 20% of the fund’s investments and returned approximately 10%, representing the overall positive performance of companies involved in software and internet services. The fund’s Class A holdings of social media company Facebook, Inc. are one example from this sector, returning approximately 28%.
Stocks in the Consumer Staples sector were another strong contributor to overall fund performance. Consumer Staples stocks represented an average weight of approximately 9% of the fund’s investments and returned approximately 8% for the reporting period.
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Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	927 [1]
Weighted Average Market Cap (millions)	$131,531
Price/Earnings Ratio (P/E)	19.5
Price/Book Ratio (P/B)	2.6
Portfolio Turnover Rate	3%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets2

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	As a result of the Schwab 1000 Index’s once per year reconstitution and the effects of certain corporate actions, the fund may hold less than 1,000 securities.
[2]	This list is not a recommendation of any security by the investment adviser.
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Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1,2

Average Annual Total Returns1,2,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab 1000 Index Fund (4/2/91)	3.87%	13.09%	6.57%
Schwab 1000 Index®	4.14%	13.39%	6.87%
S&P 500® Index	4.51%	13.57%	6.70%
Fund Category: Morningstar Large Blend	2.12%	11.90%	5.80%
Fund Expense Ratios[4]: Net 0.29%; Gross 0.33%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 18, 2009 is that of the fund’s former Investor Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of 10/31/16

The Schwab Small-Cap Index Fund’s (the fund) goal is to track the performance of the Russell 2000 Index (the index), which is designed to measure the performance of the small-cap sector of the U.S. equity market. To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. small-cap stocks performed well over the 12-month reporting period. The Federal Reserve raised the federal funds rate in December 2015 to a target range of 0.25% to 0.50%, and then left rates unchanged for the remainder of the reporting period, while concerns continued to lessen around China’s decelerating economy. In June, the results of the United Kingdom’s unexpected decision to leave the European Union (also known as Brexit) increased volatility and uncertainty across the globe and asset classes. Over the reporting period, U.S. economic data generally improved, despite some uneven measurements, and a better-than-expected corporate earnings report in the 2nd quarter of 2016 helped support the performance of many U.S. equities. From a sector standpoint within index, the Utilities and Materials sectors were two of the top performers over the 12-month reporting period, while the Energy and Health Care sectors underperformed by comparison.
Performance.  The fund returned 4.17% for the 12-month reporting period ended October 31, 2016, compared with the index, which returned 4.11%.
Contributors and Detractors.  The fund’s holdings in the Information Technology sector were the largest contributors to the returns of the fund. Information Technology stocks represented an average weight of approximately 18% of the fund’s investments and returned approximately 11%, representing the overall positive performance of companies involved in software and internet services. The fund’s holdings of global semiconductor company Advanced Micro Devices, Inc. are one example from this sector, producing a triple-digit return of approximately 241% for the reporting period.
Stocks in the Industrials sector also contributed to overall fund performance. Industrials stocks represented an average weight of approximately 13% of the fund’s investments and returned approximately 8%.
The Health Care sector was the largest detractor from the returns of both the index and the fund. Health Care stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately -7% for the reporting period. One example from this sector is biopharmaceutical company Clovis Oncology, Inc. The fund’s holdings of Clovis Oncology, Inc. returned approximately -71%, driven in part by the termination of the clinical development of its new lung cancer drug in May of this year.
The Consumer Discretionary sector was another detractor from overall fund performance, representing an average weight of approximately 13% of the fund’s investments and returning approximately -6% for the reporting period.
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Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	1,963
Weighted Average Market Cap (millions)	$1,822
Price/Earnings Ratio (P/E)	19.7
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate	17%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1,2

Average Annual Total Returns1,2,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Index Fund (5/19/97)	4.17%	11.48%	6.91%
Russell 2000® Index	4.11%	11.51%	5.96%
Small-Cap Spliced Index	4.11%	11.42%	6.96%
Fund Category: Morningstar Small Blend	2.91%	10.53%	5.71%
Fund Expense Ratios[4]: Net 0.17%; Gross 0.20%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
Index ownership – “Russell 2000®” is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to August 21, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of 10/31/16

The Schwab Total Stock Market Index Fund’s (the fund) goal is to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market Index (the index), which includes the stocks of all publicly traded companies headquartered in the U.S. for which pricing information is readily available. To pursue its investment objective, the fund uses a sampling investment approach that involves investing in a representative sample of stocks with similar risk and return characteristics as the index, and maintains a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.  U.S. stocks performed well over the 12-month reporting period. The Federal Reserve raised the federal funds rate in December 2015 to a target range of 0.25% to 0.50% and then left rates unchanged for the remainder of the reporting period, while concerns continued to lessen around China’s decelerating economy. In June, the results of the United Kingdom’s unexpected decision to leave the European Union (also known as Brexit) increased volatility and uncertainty across the globe and asset classes. Over the reporting period, U.S. economic data generally improved, despite some uneven measurements, and a better-than-expected corporate earnings report in the 2nd quarter of 2016 helped support the performance of many U.S. equities. From a sector standpoint within the index, the Utilities and the Telecommunication Services sectors outperformed over the 12-month reporting period, while the Consumer Discretionary and Health Care sectors underperformed by comparison.
Performance. The fund returned 4.19% for the 12-month reporting period ended October 31, 2016, compared with the index, which returned 4.21%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The fund’s holdings in the Health Care sector were the largest detractors from the returns of the fund. Health Care stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately -4% for the reporting period. One example from this sector is Gilead Sciences, Inc., a research-based biopharmaceutical company. Due in part to declining sales of its hepatitis C drug over the reporting period, the fund’s holdings of Gilead Sciences, Inc. fell approximately 30% over the reporting period.
The Consumer Discretionary sector was another detractor from overall fund performance, representing an average weight of approximately 13% of the fund’s investments and returning approximately -2% over the 12-month reporting period.
Information Technology stocks were the largest contributors to the returns of both the index and the fund. The Information Technology sector represented an average weight of approximately 20% of the fund’s investments and returned approximately 10%, representing the overall positive performance of companies involved in software and internet services. The fund’s Class A holdings of social media company Facebook, Inc. are one example from this sector, returning approximately 28%.
The Consumer Staples sector was another strong contributor to overall fund performance. Consumer Staples stocks represented an average weight of approximately 9% of the fund’s investments and returned approximately 8% for the reporting period.
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Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	2,405
Weighted Average Market Cap (millions)	$120,352
Price/Earnings Ratio (P/E)	19.5
Price/Book Ratio (P/B)	2.5
Portfolio Turnover Rate	1%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1,2

Average Annual Total Returns1,2,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Total Stock Market Index Fund (6/1/99)	4.19%	13.24%	6.90%
Dow Jones U.S. Total Stock Market IndexSM	4.21%	13.29%	6.87%
Fund Category: Morningstar Large Blend	2.12%	11.90%	5.80%
Fund Expense Ratios[4]: Net 0.09%; Gross 0.11%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
Index ownership – “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and has been licensed for use by S& P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. (CSIM). The “Dow Jones U.S. Total Stock Market Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by CSIM. The Schwab Total Stock Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S& P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 18, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund
Performance and Fund Facts as of 10/31/16

The Schwab International Index Fund’s (the fund) goal is to track the performance of the MSCI EAFE Index (Net) (the index), which measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the U.S. To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. International large-cap stocks generated negative returns over the 12-month reporting period. Market volatility spiked in June after the United Kingdom’s vote to leave the European Union (also known as Brexit), as global stocks sold off and the British pound fell sharply, though many markets calmed and even rebounded in the following months. Accommodative monetary policies in Europe and Japan contributed to signs of improvement in those regions, though uncertainty remained surrounding the stability of global economic growth and the effects of the Brexit referendum.
Performance.  The fund returned -2.64% for the 12-month reporting period ended October 31, 2016, compared with the index, which returned -3.23%. Timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed to the fund’s relative performance.1
Contributors and Detractors.  From a country perspective, stocks from Australia contributed the most to the fund’s return. Representing an average weight of approximately 7% of the fund, Australian stocks returned approximately 13% in U.S. dollar terms. Among the fund’s Australian holdings, the strongest contributor to fund performance was Australia and New Zealand Banking Group Ltd., which returned almost 17% for the reporting period. Stocks from Japan also positively contributed to fund performance. Representing an average weight of approximately 23% of the fund’s investments, Japanese stocks returned about 3% in U.S. dollar terms for the reporting period. Within this country segment, the largest contributor was telecommunications company KDDI Corporation. The fund’s holdings of KDDI Corporation returned almost 27% for the reporting period.
By comparison, stocks from the United Kingdom detracted the most from the total return of both the index and the fund. Representing an average weight of approximately 19% of the fund’s investments, British stocks returned -10% for the period, due in large part to uncertainty and volatility resulting from the June Brexit decision. One example from the United Kingdom is Lloyds Banking Group plc. The fund’s holdings of Lloyds Banking Group plc detracted from performance and returned approximately -36% for the reporting period. Stocks from Switzerland also dampened fund returns. Representing an average weight of approximately 9%, Swiss stocks returned approximately -9% in U.S. dollar terms. Within this country segment, one of the largest drags on performance was Novartis AG, a company that specializes in the research, development, manufacturing and marketing of a range of healthcare products led by pharmaceuticals. The fund’s holdings of Novartis AG returned approximately -20% in U.S. dollar terms for the reporting period.
[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
20
Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	945
Weighted Average Market Cap (millions)	$52,544
Price/Earnings Ratio (P/E)	17.3
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate	4%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1
Top Country Weightings % of Investments

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	This list is not a recommendation of any security by the investment adviser.
21
Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1,2

Average Annual Total Returns1,2,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Index Fund (5/19/97)	-2.64%	5.17%	1.33%
MSCI EAFE® Index (Net)[4]	-3.23%	4.99%	1.22%
International Spliced Index	-3.23%	5.09%	1.47%
Fund Category: Morningstar Foreign Large Blend	-2.08%	4.69%	1.14%
Fund Expense Ratios[5]: Net 0.19%; Gross 0.23%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Index ownership – “MSCI EAFE” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to August 21, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
22
Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2016 and held through October 31, 2016.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees, or any non-routine expenses, such as proxy fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or non-routine expenses were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/16	Ending Account Value (Net of Expenses) at 10/31/16	Expenses Paid During Period 5/1/16-10/31/16[2]
Schwab S&P 500 Index Fund
Actual Return	0.09%	$1,000.00	$1,040.20	$0.46
Hypothetical 5% Return	0.09%	$1,000.00	$1,024.65	$0.46
Schwab 1000 Index Fund
Actual Return	0.29%	$1,000.00	$1,040.30	$1.49
Hypothetical 5% Return	0.29%	$1,000.00	$1,023.64	$1.48
Schwab Small-Cap Index Fund
Actual Return	0.17%	$1,000.00	$1,061.40	$0.88
Hypothetical 5% Return	0.17%	$1,000.00	$1,024.25	$0.87
Schwab Total Stock Market Index Fund
Actual Return	0.09%	$1,000.00	$1,041.70	$0.46
Hypothetical 5% Return	0.09%	$1,000.00	$1,024.65	$0.46
Schwab International Index Fund
Actual Return	0.19%	$1,000.00	$1,007.50	$0.96
Hypothetical 5% Return	0.19%	$1,000.00	$1,024.14	$0.97

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12- month period. This ratio does not include certain non-routine expenses, such as proxy expenses.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.
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Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$33.00	$31.99	$27.78	$22.35	$19.82
Income (loss) from investment operations:
Net investment income (loss)	0.69 [1]	0.67 [1]	0.56	0.52	0.44
Net realized and unrealized gains (losses)	0.69	0.92	4.13	5.40	2.49
Total from investment operations	1.38	1.59	4.69	5.92	2.93
Less distributions:
Distributions from net investment income	(0.68)	(0.58)	(0.48)	(0.49)	(0.40)
Distributions from net realized gains	(0.32)	—	—	—	—
Total distributions	(1.00)	(0.58)	(0.48)	(0.49)	(0.40)
Net asset value at end of period	$33.38	$33.00	$31.99	$27.78	$22.35
Total return	4.40%	5.10%	17.16%	27.06%	15.09%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Gross operating expenses	0.09%	0.09%	0.09%	0.09%	0.10%
Net investment income (loss)	2.12%	2.07%	1.89%	2.10%	2.09%
Portfolio turnover rate	2%	2%	2%	1%	2%
Net assets, end of period (x 1,000,000)	$22,675	$21,587	$20,473	$17,121	$12,687

1
Calculated based on the average shares outstanding during the period.
24
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Condensed Portfolio Holdings  as of October 31, 2016

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.2%	Common Stock	12,998,840,544	22,513,476,544
0.1%	Other Investment Company	13,893,103	13,893,103
0.5%	Short-Term Investments	112,832,837	112,832,837
99.8%	Total Investments	13,125,566,484	22,640,202,484
0.2%	Other Assets and Liabilities, Net		34,334,702
100.0%	Net Assets		22,674,537,186

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.2% of net assets

Automobiles & Components 0.7%
Other Securities		0.7	169,403,032

Banks 5.7%
Bank of America Corp.	12,504,611	0.9	206,326,081
Citigroup, Inc.	3,554,447	0.8	174,701,070
JPMorgan Chase & Co.	4,430,631	1.4	306,865,503
Wells Fargo & Co.	5,564,409	1.1	256,018,458
Other Securities		1.5	347,616,054
		5.7	1,291,527,166

Capital Goods 7.2%
3M Co.	740,119	0.5	122,341,671
General Electric Co.	10,990,757	1.4	319,831,029
Honeywell International, Inc.	927,029	0.4	101,676,541
The Boeing Co.	711,954	0.4	101,403,608
United Technologies Corp.	956,158	0.4	97,719,348
Other Securities		4.1	890,563,753
		7.2	1,633,535,950

Commercial & Professional Supplies 0.6%
Other Securities		0.6	134,233,668

Consumer Durables & Apparel 1.3%
Other Securities		1.3	300,908,357

Consumer Services 1.6%
McDonald's Corp.	1,045,738	0.5	117,718,726
Other Securities		1.1	247,372,020
		1.6	365,090,746

Security	Number of Shares	% of Net Assets	Value ($)
Diversified Financials 4.8%
Berkshire Hathaway, Inc., Class B *	2,326,030	1.5	335,646,129
The Charles Schwab Corp. (a)	1,480,381	0.2	46,928,078
Other Securities		3.1	713,835,074
		4.8	1,096,409,281

Energy 7.1%
Chevron Corp.	2,308,834	1.1	241,850,361
Exxon Mobil Corp.	5,079,241	1.9	423,202,360
Schlumberger Ltd.	1,710,428	0.6	133,806,782
Other Securities		3.5	820,327,784
		7.1	1,619,187,287

Food & Staples Retailing 2.1%
CVS Health Corp.	1,304,251	0.5	109,687,509
Wal-Mart Stores, Inc.	1,854,002	0.6	129,817,220
Other Securities		1.0	243,594,393
		2.1	483,099,122

Food, Beverage & Tobacco 5.7%
Altria Group, Inc.	2,396,391	0.7	158,449,373
PepsiCo, Inc.	1,760,463	0.8	188,721,634
Philip Morris International, Inc.	1,900,746	0.8	183,307,944
The Coca-Cola Co.	4,756,456	0.9	201,673,734
Other Securities		2.5	562,684,453
		5.7	1,294,837,138

Health Care Equipment & Services 5.2%
Medtronic plc	1,691,176	0.6	138,710,256
UnitedHealth Group, Inc.	1,165,510	0.7	164,721,528
Other Securities		3.9	880,095,711
		5.2	1,183,527,495

Household & Personal Products 2.1%
The Procter & Gamble Co.	3,271,290	1.3	283,947,972
Other Securities		0.8	199,876,160
		2.1	483,824,132

Insurance 2.7%
Other Securities		2.7	607,039,063

Materials 2.8%
Other Securities		2.8	632,401,248

25
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Media 2.9%
Comcast Corp., Class A	2,935,764	0.8	181,488,931
The Walt Disney Co.	1,814,683	0.7	168,202,967
Other Securities		1.4	313,147,379
		2.9	662,839,277

Pharmaceuticals, Biotechnology & Life Sciences 8.7%
AbbVie, Inc.	1,992,886	0.5	111,163,181
Allergan plc *	486,568	0.4	101,663,518
Amgen, Inc.	914,859	0.6	129,141,497
Bristol-Myers Squibb Co.	2,054,164	0.5	104,577,489
Gilead Sciences, Inc.	1,613,850	0.5	118,827,776
Johnson & Johnson	3,349,625	1.7	388,523,004
Merck & Co., Inc.	3,388,114	0.9	198,950,054
Pfizer, Inc.	7,416,333	1.0	235,171,919
Other Securities		2.6	575,474,188
		8.7	1,963,492,626

Real Estate 2.9%
Other Securities		2.9	662,707,597

Retailing 5.6%
Amazon.com, Inc. *	481,680	1.7	380,440,498
The Home Depot, Inc.	1,512,850	0.8	184,582,828
Other Securities		3.1	696,765,023
		5.6	1,261,788,349

Semiconductors & Semiconductor Equipment 3.3%
Intel Corp.	5,794,105	0.9	202,040,441
QUALCOMM, Inc.	1,807,465	0.5	124,208,995
Other Securities		1.9	413,016,116
		3.3	739,265,552

Software & Services 12.9%
Alphabet, Inc., Class A *	358,412	1.3	290,277,879
Alphabet, Inc., Class C *	364,475	1.3	285,945,216
Facebook, Inc., Class A *	2,844,000	1.6	372,535,560
International Business Machines Corp.	1,066,790	0.7	163,954,955
MasterCard, Inc., Class A	1,180,990	0.6	126,389,550
Microsoft Corp.	9,535,931	2.5	571,392,986
Oracle Corp.	3,688,586	0.6	141,715,474
Visa, Inc., Class A	2,306,800	0.8	190,334,068
Other Securities		3.5	788,500,273
		12.9	2,931,045,961

Technology Hardware & Equipment 5.3%
Apple, Inc.	6,598,915	3.3	749,240,809
Cisco Systems, Inc.	6,171,128	0.8	189,330,207
Other Securities		1.2	260,712,279
		5.3	1,199,283,295

Security	Number of Shares	% of Net Assets	Value ($)
Telecommunication Services 2.5%
AT&T, Inc.	7,535,902	1.2	277,245,834
Verizon Communications, Inc.	4,993,978	1.1	240,210,342
Other Securities		0.2	43,580,553
		2.5	561,036,729

Transportation 2.1%
Other Securities		2.1	476,594,891

Utilities 3.4%
Other Securities		3.4	760,398,582
Total Common Stock
(Cost $12,998,840,544)			22,513,476,544

Other Investment Company 0.1% of net assets

Securities Lending Collateral 0.1%
Other Securities		0.1	13,893,103
Total Other Investment Company
(Cost $13,893,103)			13,893,103
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.5% of net assets

Time Deposits 0.5%
Sumitomo Mitsui Banking Corp. 0.15%, 11/01/16 (d)	107,671,102	0.5	107,671,102
Other Securities		0.0	5,161,735
		0.5	112,832,837
Total Short-Term Investments
(Cost $112,832,837)			112,832,837

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $13,154,263,315 and the unrealized appreciation and depreciation were $10,049,075,204 and ($563,136,035), respectively, with a net unrealized appreciation of $9,485,939,169.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $13,706,721.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.

26
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 12/16/16	1,300	137,806,500	(951,893)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$22,513,476,544	$—	$—	$22,513,476,544
Other Investment Company[1]	13,893,103	—	—	13,893,103
Short-Term Investments[1]	—	112,832,837	—	112,832,837
Total	$22,527,369,647	$112,832,837	$—	$22,640,202,484
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($951,893)	$—	$—	($951,893)
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.
27
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investment in affiliated issuer, at value (cost $22,549,133)		$46,928,078
Investments in unaffiliated issuers, at value (cost $13,089,124,248) including securities on loan of $13,706,721		22,579,381,303
Collateral invested for securities on loan, at value (cost $13,893,103)	+	13,893,103
Total investments, at value (cost $13,125,566,484)		22,640,202,484
Deposit with broker for futures contracts		15,912,500
Receivables:
Fund shares sold		28,863,925
Dividends		27,826,123
Income from securities on loan		20,004
Interest		470
Prepaid expenses	+	212,983
Total assets		22,713,038,489
Liabilities
Collateral held for securities on loan		13,893,103
Payables:
Investments bought		5,381,030
Investment adviser and administrator fees		1,162,498
Shareholder service fees		365,456
Independent trustees' fees		12
Fund shares redeemed		16,961,365
Variation margin on futures contracts		240,500
Accrued expenses	+	497,339
Total liabilities		38,501,303
Net Assets
Total assets		22,713,038,489
Total liabilities	–	38,501,303
Net assets		$22,674,537,186
Net Assets by Source
Capital received from investors		12,687,713,013
Net investment income not yet distributed		370,308,971
Net realized capital gains		102,831,095
Net unrealized capital appreciation		9,513,684,107

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$22,674,537,186		679,318,269		$33.38

28
Schwab Equity Index Funds  |  Annual Report
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Schwab S&P 500 Index Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated issuer		$372,825
Dividends received from unaffiliated issuers		482,110,779
Interest		194,136
Securities on loan	+	1,225,524
Total investment income		483,903,264
Expenses
Investment adviser and administrator fees		13,125,526
Shareholder service fees		4,117,131
Shareholder reports		521,361
Transfer agent fees		517,590
Custodian fees		374,813
Portfolio accounting fees		326,309
Registration fees		205,718
Proxy fees		180,364
Independent trustees' fees		137,479
Professional fees		131,800
Index fees		110,844
Other expenses	+	313,093
Total expenses		20,062,028
Expense reduction by CSIM and its affiliates	–	517,590
Net expenses	–	19,544,438
Net investment income		464,358,826
Realized and Unrealized Gains (Losses)
Net realized gains on unaffiliated issuers		124,681,168
Net realized gains on futures contracts	+	11,183,834
Net realized gains		135,865,002
Net change in unrealized appreciation (depreciation) on affiliated issuer		1,972,789
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		372,314,502
Net change in unrealized appreciation (depreciation) on futures contracts	+	(6,416,993)
Net change in unrealized appreciation (depreciation)	+	367,870,298
Net realized and unrealized gains		503,735,300
Increase in net assets resulting from operations		$968,094,126
29
Schwab Equity Index Funds  |  Annual Report
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Schwab S&P 500 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$464,358,826	$440,842,159
Net realized gains		135,865,002	408,470,702
Net change in unrealized appreciation (depreciation)	+	367,870,298	203,793,813
Increase in net assets from operations		968,094,126	1,053,106,674
Distributions to Shareholders
Distributions from net investment income		(445,863,757)	(369,772,138)
Distributions from net realized gains	+	(213,585,458)	—
Total distributions		($659,449,215)	($369,772,138)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		138,449,264	$4,442,657,641	141,493,107	$4,563,459,195
Shares reinvested		18,184,196	567,165,064	10,513,082	323,697,799
Shares redeemed	+	(131,502,877)	(4,230,435,569)	(137,893,672)	(4,457,275,751)
Net transactions in fund shares		25,130,583	$779,387,136	14,112,517	$429,881,243
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		654,187,686	$21,586,505,139	640,075,169	$20,473,289,360
Total increase	+	25,130,583	1,088,032,047	14,112,517	1,113,215,779
End of period		679,318,269	$22,674,537,186	654,187,686	$21,586,505,139
Net investment income not yet distributed			$370,308,971		$357,061,921
30
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$53.67	$53.63	$48.31	$40.23	$37.44
Income (loss) from investment operations:
Net investment income (loss)[1]	0.95	0.94	0.83	0.81	0.71
Net realized and unrealized gains (losses)	0.92	1.40	6.74	9.74	4.32
Total from investment operations	1.87	2.34	7.57	10.55	5.03
Less distributions:
Distributions from net investment income	(0.96)	(0.86)	(0.75)	(0.81)	(0.72)
Distributions from net realized gains	(2.18)	(1.44)	(1.50)	(1.66)	(1.52)
Total distributions	(3.14)	(2.30)	(2.25)	(2.47)	(2.24)
Net asset value at end of period	$52.40	$53.67	$53.63	$48.31	$40.23
Total return	3.87%	4.66%	16.36%	27.85%	14.38%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.29%	0.29%	0.29%	0.29%	0.29%
Gross operating expenses	0.33%	0.33%	0.33%	0.34%	0.34%
Net investment income (loss)	1.86%	1.77%	1.64%	1.87%	1.85%
Portfolio turnover rate	3%	4%	4%	4%	4%
Net assets, end of period (x 1,000,000)	$6,432	$6,550	$6,586	$5,887	$4,848

1
Calculated based on the average shares outstanding during the period.
31
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Condensed Portfolio Holdings  as of October 31, 2016

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.5%	Common Stock	1,927,957,536	6,404,137,765
0.6%	Other Investment Companies	37,801,743	37,801,743
100.1%	Total Investments	1,965,759,279	6,441,939,508
(0.1%)	Other Assets and Liabilities, Net		(9,481,996)
100.0%	Net Assets		6,432,457,512

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 0.9%
Other Securities		0.9	59,429,940

Banks 5.6%
Bank of America Corp.	3,073,841	0.8	50,718,377
Citigroup, Inc.	922,256	0.7	45,328,882
JPMorgan Chase & Co.	1,136,278	1.2	78,698,614
Wells Fargo & Co.	1,430,996	1.0	65,840,126
Other Securities		1.9	118,930,248
		5.6	359,516,247

Capital Goods 7.3%
3M Co.	191,454	0.5	31,647,346
General Electric Co.	2,799,902	1.3	81,477,148
Honeywell International, Inc.	239,099	0.4	26,224,378
The Boeing Co.	185,989	0.4	26,490,413
United Technologies Corp.	244,203	0.4	24,957,547
Other Securities		4.3	280,798,929
		7.3	471,595,761

Commercial & Professional Supplies 0.7%
Other Securities		0.7	45,933,557

Consumer Durables & Apparel 1.4%
Other Securities		1.4	88,414,635

Consumer Services 2.0%
McDonald's Corp.	269,336	0.5	30,319,154
Other Securities		1.5	99,511,849
		2.0	129,831,003

Security	Number of Shares	% of Net Assets	Value ($)
Diversified Financials 4.8%
Berkshire Hathaway, Inc., Class B *	587,712	1.3	84,806,842
The Charles Schwab Corp. (a)	375,265	0.2	11,895,900
Other Securities		3.3	216,494,054
		4.8	313,196,796

Energy 6.6%
Chevron Corp.	588,537	1.0	61,649,251
Exxon Mobil Corp.	1,301,963	1.7	108,479,557
Schlumberger Ltd.	431,405	0.5	33,748,813
Other Securities		3.4	219,110,040
		6.6	422,987,661

Food & Staples Retailing 2.0%
CVS Health Corp.	342,511	0.4	28,805,175
Wal-Mart Stores, Inc.	491,627	0.5	34,423,723
Other Securities		1.1	65,834,209
		2.0	129,063,107

Food, Beverage & Tobacco 5.4%
Altria Group, Inc.	611,705	0.6	40,445,935
PepsiCo, Inc.	452,385	0.8	48,495,672
Philip Morris International, Inc.	484,865	0.7	46,760,381
The Coca-Cola Co.	1,208,348	0.8	51,233,955
Other Securities		2.5	163,531,369
		5.4	350,467,312

Health Care Equipment & Services 5.2%
Medtronic plc	438,922	0.6	36,000,382
UnitedHealth Group, Inc.	297,792	0.7	42,086,943
Other Securities		3.9	255,039,511
		5.2	333,126,836

Household & Personal Products 1.9%
The Procter & Gamble Co.	841,119	1.1	73,009,129
Other Securities		0.8	51,226,897
		1.9	124,236,026

Insurance 3.0%
Other Securities		3.0	196,610,966

Materials 3.0%
Other Securities		3.0	191,450,447

32
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Media 3.1%
Comcast Corp., Class A	760,023	0.7	46,984,622
The Walt Disney Co.	470,260	0.7	43,588,399
Other Securities		1.7	107,371,691
		3.1	197,944,712

Pharmaceuticals, Biotechnology & Life Sciences 8.3%
AbbVie, Inc.	505,126	0.4	28,175,928
Allergan plc *	123,377	0.4	25,778,391
Amgen, Inc.	235,202	0.5	33,201,114
Bristol-Myers Squibb Co.	521,839	0.4	26,566,824
Celgene Corp. *	245,440	0.4	25,079,059
Gilead Sciences, Inc.	426,544	0.5	31,406,435
Johnson & Johnson	857,387	1.5	99,448,318
Merck & Co., Inc.	873,418	0.8	51,287,105
Pfizer, Inc.	1,909,351	0.9	60,545,520
Other Securities		2.5	153,237,050
		8.3	534,725,744

Real Estate 3.8%
Other Securities		3.8	242,930,273

Retailing 5.3%
Amazon.com, Inc. *	121,041	1.5	95,600,603
The Home Depot, Inc.	392,035	0.7	47,832,190
Other Securities		3.1	195,619,669
		5.3	339,052,462

Semiconductors & Semiconductor Equipment 3.1%
Intel Corp.	1,472,780	0.8	51,355,839
QUALCOMM, Inc.	468,578	0.5	32,200,680
Other Securities		1.8	116,445,166
		3.1	200,001,685

Software & Services 13.0%
Alphabet, Inc., Class A *	91,788	1.2	74,339,101
Alphabet, Inc., Class C *	93,332	1.1	73,222,687
Facebook, Inc., Class A *	719,400	1.5	94,234,206
International Business Machines Corp.	277,840	0.7	42,701,230
MasterCard, Inc., Class A	305,410	0.5	32,684,978
Microsoft Corp.	2,430,038	2.3	145,607,877
Oracle Corp.	958,410	0.6	36,822,112
Visa, Inc., Class A	601,900	0.8	49,662,769
Other Securities		4.3	285,401,746
		13.0	834,676,706

Technology Hardware & Equipment 5.2%
Apple, Inc.	1,680,974	3.0	190,857,788
Cisco Systems, Inc.	1,571,015	0.7	48,198,740
Other Securities		1.5	95,413,697
		5.2	334,470,225

Security	Number of Shares	% of Net Assets	Value ($)
Telecommunication Services 2.4%
AT&T, Inc.	1,934,941	1.1	71,186,479
Verizon Communications, Inc.	1,272,057	1.0	61,185,942
Other Securities		0.3	20,384,293
		2.4	152,756,714

Transportation 2.1%
Other Securities		2.1	133,181,270

Utilities 3.4%
Other Securities		3.4	218,537,680
Total Common Stock
(Cost $1,927,957,536)			6,404,137,765

Other Investment Companies 0.6% of net assets

Money Market Fund 0.4%
Other Securities		0.4	22,977,593

Securities Lending Collateral 0.2%
Other Securities		0.2	14,824,150
Total Other Investment Companies
(Cost $37,801,743)			37,801,743

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $1,946,075,504 and the unrealized appreciation and depreciation were $4,517,631,042 and ($21,767,038), respectively, with a net unrealized appreciation of $4,495,864,004.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $14,532,147.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 12/16/16	280	29,681,400	1,633

33
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$6,404,137,765	$—	$—	$6,404,137,765
Other Investment Companies[1]	37,801,743	—	—	37,801,743
Total	$6,441,939,508	$—	$—	$6,441,939,508
Other Financial Instruments
Futures Contracts[2]	$1,633	$—	$—	$1,633
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.
34
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investment in affiliated issuer, at value (cost $2,209,352)		$11,895,900
Investments in unaffiliated issuers, at value (cost $1,948,725,777) including securities on loan of $14,532,147		6,415,219,458
Collateral invested for securities on loan, at value (cost $14,824,150)	+	14,824,150
Total investments, at value (cost $1,965,759,279)		6,441,939,508
Deposit with broker for futures contracts		1,552,500
Receivables:
Dividends		7,482,499
Fund shares sold		1,474,768
Income from securities on loan		52,036
Prepaid expenses	+	56,028
Total assets		6,452,557,339
Liabilities
Collateral held for securities on loan		14,824,150
Payables:
Investments bought		1,401,446
Investment adviser and administrator fees		1,222,518
Shareholder service fees		343,494
Fund shares redeemed		2,068,487
Variation margin on futures contracts		51,800
Accrued expenses	+	187,932
Total liabilities		20,099,827
Net Assets
Total assets		6,452,557,339
Total liabilities	–	20,099,827
Net assets		$6,432,457,512
Net Assets by Source
Capital received from investors		1,738,578,933
Net investment income not yet distributed		93,428,871
Net realized capital gains		124,267,846
Net unrealized capital appreciation		4,476,181,862

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$6,432,457,512		122,766,378		$52.40

35
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated issuer		$97,569
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $6,430)		136,619,548
Securities on loan	+	959,771
Total investment income		137,676,888
Expenses
Investment adviser and administrator fees		14,191,681
Shareholder service fees		6,158,513
Shareholder reports		196,767
Portfolio accounting fees		129,705
Custodian fees		90,341
Transfer agent fees		86,837
Professional fees		73,513
Proxy fees		70,781
Independent trustees' fees		66,516
Registration fees		44,964
Interest expense		1,005
Other expenses	+	86,943
Total expenses		21,197,566
Expense reduction by CSIM and its affiliates	–	2,577,844
Net expenses	–	18,619,722
Net investment income		119,057,166
Realized and Unrealized Gains (Losses)
Net realized gains on unaffiliated issuers		92,181,266
Net realized gains on futures contracts	+	7,301,404
Net realized gains		99,482,670
Net change in unrealized appreciation (depreciation) on affiliated issuer		442,812
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		27,049,676
Net change in unrealized appreciation (depreciation) on futures contracts	+	(1,434,569)
Net change in unrealized appreciation (depreciation)	+	26,057,919
Net realized and unrealized gains		125,540,589
Increase in net assets resulting from operations		$244,597,755
36
Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$119,057,166	$117,273,762
Net realized gains		99,482,670	263,878,115
Net change in unrealized appreciation (depreciation)	+	26,057,919	(78,689,547)
Increase in net assets from operations		244,597,755	302,462,330
Distributions to Shareholders
Distributions from net investment income		(116,634,011)	(105,608,703)
Distributions from net realized gains	+	(264,435,992)	(176,669,683)
Total distributions		($381,070,003)	($282,278,386)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,018,989	$351,323,719	8,572,420	$453,508,106
Shares reinvested		6,609,034	324,569,655	4,867,270	244,385,619
Shares redeemed	+	(12,905,052)	(656,886,870)	(14,211,205)	(754,521,955)
Net transactions in fund shares		722,971	$19,006,504	(771,515)	($56,628,230)
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		122,043,407	$6,549,923,256	122,814,922	$6,586,367,542
Total increase or decrease	+	722,971	(117,465,744)	(771,515)	(36,444,286)
End of period		122,766,378	$6,432,457,512	122,043,407	$6,549,923,256
Net investment income not yet distributed			$93,428,871		$92,741,182
37
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$26.29	$28.13	$27.62	$21.26	$20.55
Income (loss) from investment operations:
Net investment income (loss)[1]	0.39	0.38	0.35	0.42	0.33
Net realized and unrealized gains (losses)	0.59	(0.34)	1.76	6.94	1.89
Total from investment operations	0.98	0.04	2.11	7.36	2.22
Less distributions:
Distributions from net investment income	(0.36)	(0.34)	(0.31)	(0.50)	(0.35)
Distributions from net realized gains	(1.31)	(1.54)	(1.29)	(0.50)	(1.16)
Total distributions	(1.67)	(1.88)	(1.60)	(1.00)	(1.51)
Net asset value at end of period	$25.60	$26.29	$28.13	$27.62	$21.26
Total return	4.17%	0.36%	8.08%	36.23%	11.87%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.17%	0.17%	0.17%	0.17%	0.17%
Gross operating expenses	0.20%	0.20%	0.21%	0.20%	0.21%
Net investment income (loss)	1.60%	1.37%	1.27%	1.76%	1.63%
Portfolio turnover rate	17%	17%	12%	11%	41% [2]
Net assets, end of period (x 1,000,000)	$2,619	$2,607	$2,567	$2,351	$1,675

1
Calculated based on the average shares outstanding during the period.
2
Portfolio turnover rate increase was mainly the result of trading activities in connection with the change in primary benchmark index effective December 14, 2011.
38
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2016

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.0%	Common Stock	2,015,427,364	2,592,562,813
0.0%	Rights	462,875	503,531
2.8%	Other Investment Company	71,694,474	71,694,474
1.1%	Short-Term Investments	29,131,264	29,131,264
102.9%	Total Investments	2,116,715,977	2,693,892,082
(2.9%)	Other Assets and Liabilities, Net		(75,180,713)
100.0%	Net Assets		2,618,711,369

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.0% of net assets

Automobiles & Components 1.3%
Tenneco, Inc. *	88,228	0.2	4,858,716
Other Securities		1.1	28,286,721
		1.3	33,145,437

Banks 12.5%
Bank of the Ozarks, Inc.	138,768	0.2	5,128,865
Investors Bancorp, Inc.	459,714	0.2	5,636,094
PrivateBancorp, Inc.	122,776	0.2	5,554,386
Prosperity Bancshares, Inc.	105,795	0.2	5,868,449
Umpqua Holdings Corp.	337,388	0.2	5,155,289
Webster Financial Corp.	144,627	0.2	5,842,931
Other Securities		11.3	293,508,393
		12.5	326,694,407

Capital Goods 8.8%
Curtiss-Wright Corp.	69,240	0.2	6,205,289
EMCOR Group, Inc.	95,397	0.2	5,767,703
Teledyne Technologies, Inc. *	54,026	0.2	5,817,520
Woodward, Inc.	82,058	0.2	4,839,781
Other Securities		8.0	207,960,577
		8.8	230,590,870

Commercial & Professional Supplies 3.7%
Other Securities		3.7	95,705,352

Consumer Durables & Apparel 2.4%
Other Securities		2.4	62,346,653

Security	Number of Shares	% of Net Assets	Value ($)
Consumer Services 4.0%
Jack in the Box, Inc.	51,508	0.2	4,827,845
Other Securities		3.8	99,489,149
		4.0	104,316,994

Diversified Financials 3.2%
New Residential Investment Corp.	374,797	0.2	5,232,166
Other Securities		3.0	77,534,149
		3.2	82,766,315

Energy 3.2%
PDC Energy, Inc. *	87,703	0.2	5,378,825
RSP Permian, Inc. *	152,825	0.2	5,516,982
Other Securities		2.8	73,340,012
		3.2	84,235,819

Food & Staples Retailing 0.6%
Other Securities		0.6	15,375,927

Food, Beverage & Tobacco 1.9%
Other Securities		1.9	49,425,090

Health Care Equipment & Services 5.8%
HealthSouth Corp.	137,000	0.2	5,500,550
Other Securities		5.6	146,606,098
		5.8	152,106,648

Household & Personal Products 0.6%
Other Securities		0.6	16,165,053

Insurance 2.3%
Other Securities		2.3	61,263,897

Materials 4.6%
Olin Corp.	254,848	0.2	5,588,817
Sensient Technologies Corp.	68,414	0.2	5,097,527
Other Securities		4.2	110,887,789
		4.6	121,574,133

Media 1.5%
Other Securities		1.5	40,091,759

39
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 7.1%
Cepheid *	113,800	0.2	6,020,020
TESARO, Inc. *	41,300	0.2	4,992,344
Other Securities		6.7	175,799,640
		7.1	186,812,004

Real Estate 8.2%
Education Realty Trust, Inc.	112,913	0.2	4,808,965
First Industrial Realty Trust, Inc.	182,737	0.2	4,826,084
Gramercy Property Trust	662,768	0.2	6,110,721
Healthcare Realty Trust, Inc.	179,181	0.2	5,714,082
Hudson Pacific Properties, Inc.	147,711	0.2	4,966,044
Medical Properties Trust, Inc.	458,153	0.2	6,386,653
Other Securities		7.0	181,129,646
		8.2	213,942,195

Retailing 3.3%
Other Securities		3.3	86,752,873

Semiconductors & Semiconductor Equipment 3.8%
Advanced Micro Devices, Inc. *	1,174,643	0.3	8,492,669
Cavium, Inc. *	100,850	0.2	5,692,982
Cirrus Logic, Inc. *	96,600	0.2	5,214,468
Microsemi Corp. *	179,521	0.3	7,563,220
Other Securities		2.8	71,833,749
		3.8	98,797,088

Software & Services 8.9%
Aspen Technology, Inc. *	130,299	0.2	6,415,923
Ellie Mae, Inc. *	50,900	0.2	5,389,801
EPAM Systems, Inc. *	76,483	0.2	4,923,211
Fair Isaac Corp.	48,641	0.2	5,869,996
j2 Global, Inc.	72,528	0.2	5,160,367
MAXIMUS, Inc.	99,517	0.2	5,180,855
Mentor Graphics Corp.	172,267	0.2	4,978,516
Proofpoint, Inc. *	62,900	0.2	4,930,102
Take-Two Interactive Software, Inc. *	129,712	0.2	5,757,916
Other Securities		7.1	183,820,643
		8.9	232,427,330

Technology Hardware & Equipment 5.2%
Littelfuse, Inc.	34,800	0.2	4,854,600
ViaSat, Inc. *	70,619	0.2	4,989,939
Other Securities		4.8	125,160,781
		5.2	135,005,320

Telecommunication Services 0.7%
Other Securities		0.7	19,560,950

Transportation 1.5%
XPO Logistics, Inc. *	151,202	0.2	4,979,082
Other Securities		1.3	35,007,211
		1.5	39,986,293

Security	Number of Shares	% of Net Assets	Value ($)
Utilities 3.9%
Black Hills Corp.	79,298	0.2	4,904,581
IDACORP, Inc.	78,143	0.2	6,125,630
ONE Gas, Inc.	80,200	0.2	4,914,656
Portland General Electric Co.	141,108	0.2	6,157,953
Southwest Gas Corp.	74,096	0.2	5,368,996
WGL Holdings, Inc.	78,833	0.2	4,971,997
Other Securities		2.7	71,030,593
		3.9	103,474,406
Total Common Stock
(Cost $2,015,427,364)			2,592,562,813

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	249,431

Telecommunication Services 0.0%
Other Securities		0.0	254,100
Total Rights
(Cost $462,875)			503,531

Other Investment Company 2.8% of net assets

Securities Lending Collateral 2.8%
Wells Fargo Government Money Market Fund, Select Class 0.32%(c)	71,694,474	2.8	71,694,474
Total Other Investment Company
(Cost $71,694,474)			71,694,474
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 1.1% of net assets

Time Deposits 1.1%
Sumitomo Mitsui Banking Corp. 0.15%, 11/01/16 (e)	26,096,652	1.0	26,096,652
Other Securities		0.1	3,034,612
		1.1	29,131,264
Total Short-Term Investments
(Cost $29,131,264)			29,131,264

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $2,131,133,184 and the unrealized appreciation and depreciation were $808,218,794 and ($245,459,896), respectively, with a net unrealized appreciation of $562,758,898.

40
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Illiquid security. At the period end, the value of these amounted to $831,653 or 0.0% of net assets.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $69,176,152.
(c)	The rate shown is the 7-day yield.
(e)	The rate shown is the current daily overnight rate.
(f)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
Russell 2000 Index, mini, Long, expires 12/16/16	195	23,191,350	(607,492)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$2,203,521,753	$—	$—	$2,203,521,753
Banks	326,366,285	—	328,122	326,694,407
Consumer Durables & Apparel	62,226,995	—	119,658	62,346,653
Rights [1]	—	—	503,531 *	503,531
Other Investment Company[1]	71,694,474	—	—	71,694,474
Short-Term Investments[1]	—	29,131,264	—	29,131,264
Total	$2,663,809,507	$29,131,264	$951,311	$2,693,892,082
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($607,492)	$—	$—	($607,492)
*	Level 3 amount shown includes securities determined to have no value at October 31, 2016.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers out of Level 1 to Level 3 due to the result of fair valued securities for which no quoted value was available. There were no transfers between Level 1 and Level 2 for the period ended October 31, 2016.
41
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments, at value (cost $2,045,021,503) including securities on loan of $69,176,152		$2,622,197,608
Collateral invested for securities on loan, at value (cost $71,694,474)	+	71,694,474
Total investments, at value (cost $2,116,715,977)		2,693,892,082
Deposit with broker for futures contracts		1,475,000
Receivables:
Investments sold		1,711,484
Fund shares sold		1,904,697
Dividends		964,844
Income from securities on loan		401,930
Variation margin on futures contracts		84,086
Foreign tax reclaims		138
Interest		121
Prepaid expenses	+	31,766
Total assets		2,700,466,148
Liabilities
Collateral held for securities on loan		71,694,474
Payables:
Investments bought		8,203,569
Investment adviser and administrator fees		320,827
Shareholder service fees		5,440
Fund shares redeemed		1,275,703
Accrued expenses	+	254,766
Total liabilities		81,754,779
Net Assets
Total assets		2,700,466,148
Total liabilities	–	81,754,779
Net assets		$2,618,711,369
Net Assets by Source
Capital received from investors		1,947,661,792
Net investment income not yet distributed		29,632,152
Net realized capital gains		64,848,812
Net unrealized capital appreciation		576,568,613

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,618,711,369		102,299,380		$25.60

42
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $13,028)		$39,704,920
Interest		22,234
Securities on loan	+	5,662,957
Total investment income		45,390,111
Expenses
Investment adviser and administrator fees		3,845,081
Shareholder service fees		481,202
Index fees		331,260
Shareholder reports		134,752
Portfolio accounting fees		96,014
Registration fees		66,938
Custodian fees		60,375
Transfer agent fees		56,176
Professional fees		49,204
Proxy fees		48,079
Independent trustees' fees		23,128
Interest expense		346
Other expenses	+	37,587
Total expenses		5,230,142
Expense reduction by CSIM and its affiliates	–	823,959
Net expenses	–	4,406,183
Net investment income		40,983,928
Realized and Unrealized Gains (Losses)
Net realized gains on investments		74,455,591
Net realized losses on futures contracts		(943,993)
Net realized losses on foreign currency transactions	+	(166)
Net realized gains		73,511,432
Net change in unrealized appreciation (depreciation) on investments		(16,991,820)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(652,700)
Net change in unrealized appreciation (depreciation)	+	(17,644,520)
Net realized and unrealized gains		55,866,912
Increase in net assets resulting from operations		$96,850,840
43
Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$40,983,928	$36,385,637
Net realized gains		73,511,432	129,409,804
Net change in unrealized appreciation (depreciation)	+	(17,644,520)	(161,888,183)
Increase in net assets from operations		96,850,840	3,907,258
Distributions to Shareholders
Distributions from net investment income		(36,921,658)	(31,478,925)
Distributions from net realized gains	+	(133,048,449)	(140,885,597)
Total distributions		($169,970,107)	($172,364,522)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		19,812,273	$485,854,730	22,816,080	$620,636,969
Shares reinvested		6,229,806	148,954,660	6,143,892	156,607,812
Shares redeemed	+	(22,912,471)	(550,233,981)	(21,022,054)	(568,337,329)
Net transactions in fund shares		3,129,608	$84,575,409	7,937,918	$208,907,452
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		99,169,772	$2,607,255,227	91,231,854	$2,566,805,039
Total increase	+	3,129,608	11,456,142	7,937,918	40,450,188
End of period		102,299,380	$2,618,711,369	99,169,772	$2,607,255,227
Net investment income not yet distributed			$29,632,152		$26,542,110
44
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$37.69	$36.96	$32.53	$25.80	$22.92
Income (loss) from investment operations:
Net investment income (loss)	0.75 [1]	0.72 [1]	0.60	0.57	0.47
Net realized and unrealized gains (losses)	0.75	0.83	4.49	6.70	2.83
Total from investment operations	1.50	1.55	5.09	7.27	3.30
Less distributions:
Distributions from net investment income	(0.70)	(0.61)	(0.51)	(0.54)	(0.42)
Distributions from net realized gains	(0.30)	(0.21)	(0.15)	—	—
Total distributions	(1.00)	(0.82)	(0.66)	(0.54)	(0.42)
Net asset value at end of period	$38.19	$37.69	$36.96	$32.53	$25.80
Total return	4.19%	4.36%	15.93%	28.76%	14.71%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.09%	0.09%	0.09%	0.09%	0.09%
Gross operating expenses	0.10%	0.11%	0.10%	0.10%	0.10%
Net investment income (loss)	2.03%	1.92%	1.79%	2.02%	2.02%
Portfolio turnover rate	1%	2%	1%	2%	3%
Net assets, end of period (x 1,000,000)	$4,850	$4,477	$4,049	$3,183	$2,240

1
Calculated based on the average shares outstanding during the period.
45
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Condensed Portfolio Holdings  as of October 31, 2016

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.4%	Common Stock	3,091,955,361	4,822,321,992
0.0%	Rights	67,393	73,410
0.4%	Other Investment Company	19,726,894	19,726,894
0.5%	Short-Term Investment	21,277,491	21,277,491
100.3%	Total Investments	3,133,027,139	4,863,399,787
(0.3%)	Other Assets and Liabilities, Net		(12,976,513)
100.0%	Net Assets		4,850,423,274

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.4% of net assets

Automobiles & Components 0.9%
Other Securities		0.9	45,454,757

Banks 6.0%
Bank of America Corp.	2,200,301	0.7	36,304,966
Citigroup, Inc.	631,689	0.6	31,047,514
JPMorgan Chase & Co.	777,963	1.1	53,881,717
Wells Fargo & Co.	977,413	0.9	44,970,772
Other Securities		2.7	126,929,906
		6.0	293,134,875

Capital Goods 7.5%
3M Co.	131,557	0.4	21,746,372
General Electric Co.	1,933,100	1.2	56,253,210
Honeywell International, Inc.	165,180	0.4	18,116,942
The Boeing Co.	126,236	0.4	17,979,793
Other Securities		5.1	248,120,935
		7.5	362,217,252

Commercial & Professional Supplies 0.9%
Other Securities		0.9	46,064,726

Consumer Durables & Apparel 1.5%
Other Securities		1.5	71,172,389

Consumer Services 2.1%
McDonald's Corp.	184,840	0.4	20,807,439
Other Securities		1.7	81,876,529
		2.1	102,683,968

Security	Number of Shares	% of Net Assets	Value ($)
Diversified Financials 4.8%
Berkshire Hathaway, Inc., Class B *	409,702	1.2	59,119,999
The Charles Schwab Corp. (a)	250,126	0.2	7,928,994
Other Securities		3.4	164,542,975
		4.8	231,591,968

Energy 6.6%
Chevron Corp.	408,223	0.9	42,761,359
Exxon Mobil Corp.	894,899	1.5	74,562,985
Schlumberger Ltd.	299,003	0.5	23,391,005
Other Securities		3.7	177,652,405
		6.6	318,367,754

Food & Staples Retailing 1.9%
CVS Health Corp.	231,037	0.4	19,430,212
Wal-Mart Stores, Inc.	325,189	0.5	22,769,734
Other Securities		1.0	48,356,546
		1.9	90,556,492

Food, Beverage & Tobacco 5.1%
Altria Group, Inc.	419,223	0.6	27,719,025
PepsiCo, Inc.	310,658	0.7	33,302,538
Philip Morris International, Inc.	332,409	0.7	32,057,524
The Coca-Cola Co.	834,514	0.7	35,383,394
Other Securities		2.4	118,572,789
		5.1	247,035,270

Health Care Equipment & Services 5.2%
Medtronic plc	296,388	0.5	24,309,744
UnitedHealth Group, Inc.	206,081	0.6	29,125,428
Other Securities		4.1	199,381,778
		5.2	252,816,950

Household & Personal Products 1.9%
The Procter & Gamble Co.	571,624	1.0	49,616,963
Other Securities		0.9	41,665,079
		1.9	91,282,042

Insurance 3.0%
Other Securities		3.0	143,432,193

Materials 3.2%
Other Securities		3.2	156,473,964

46
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Media 2.9%
Comcast Corp., Class A	515,360	0.7	31,859,555
The Walt Disney Co.	320,339	0.6	29,692,222
Other Securities		1.6	80,887,093
		2.9	142,438,870

Pharmaceuticals, Biotechnology & Life Sciences 8.1%
AbbVie, Inc.	354,696	0.4	19,784,943
Allergan plc *	84,287	0.4	17,610,926
Amgen, Inc.	161,189	0.5	22,753,439
Bristol-Myers Squibb Co.	355,353	0.4	18,091,021
Gilead Sciences, Inc.	284,192	0.4	20,925,057
Johnson & Johnson	588,809	1.4	68,295,956
Merck & Co., Inc.	591,516	0.7	34,733,819
Pfizer, Inc.	1,310,725	0.9	41,563,090
Other Securities		3.0	151,137,049
		8.1	394,895,300

Real Estate 4.2%
Other Securities		4.2	202,479,856

Retailing 5.1%
Amazon.com, Inc. *	84,725	1.4	66,917,499
The Home Depot, Inc.	265,063	0.7	32,340,337
Other Securities		3.0	147,340,359
		5.1	246,598,195

Semiconductors & Semiconductor Equipment 3.1%
Intel Corp.	1,016,597	0.7	35,448,737
QUALCOMM, Inc.	317,739	0.5	21,835,024
Other Securities		1.9	94,316,601
		3.1	151,600,362

Software & Services 12.6%
Alphabet, Inc., Class A *	63,676	1.1	51,571,192
Alphabet, Inc., Class C *	63,527	1.0	49,839,473
Facebook, Inc., Class A *	500,707	1.4	65,587,610
International Business Machines Corp.	187,251	0.6	28,778,606
MasterCard, Inc., Class A	204,556	0.5	21,891,583
Microsoft Corp.	1,681,918	2.1	100,780,527
Oracle Corp.	645,813	0.5	24,812,135
Visa, Inc., Class A	404,804	0.7	33,400,378
Other Securities		4.7	234,661,826
		12.6	611,323,330

Technology Hardware & Equipment 5.2%
Apple, Inc.	1,161,062	2.7	131,826,979
Cisco Systems, Inc.	1,078,740	0.7	33,095,743
Other Securities		1.8	86,869,769
		5.2	251,792,491

Security	Number of Shares	% of Net Assets	Value ($)
Telecommunication Services 2.3%
AT&T, Inc.	1,324,607	1.0	48,732,292
Verizon Communications, Inc.	880,569	0.9	42,355,369
Other Securities		0.4	18,688,026
		2.3	109,775,687

Transportation 2.0%
Other Securities		2.0	97,568,644

Utilities 3.3%
Other Securities		3.3	161,564,657
Total Common Stock
(Cost $3,091,955,361)			4,822,321,992

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	34,410

Technology Hardware & Equipment 0.0%
Other Securities		0.0	—

Telecommunication Services 0.0%
Other Securities		0.0	39,000
Total Rights
(Cost $67,393)			73,410

Other Investment Company 0.4% of net assets

Securities Lending Collateral 0.4%
Wells Fargo Government Money Market Fund, Select Class 0.32%(d)	19,726,894	0.4	19,726,894
Total Other Investment Company
(Cost $19,726,894)			19,726,894
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investment 0.5% of net assets

Time Deposit 0.5%
Sumitomo Mitsui Banking Corp. 0.15%, 11/01/16 (e)	21,277,491	0.5	21,277,491
Total Short-Term Investment
(Cost $21,277,491)			21,277,491

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $3,163,837,603 and the unrealized appreciation and depreciation were $1,826,837,441 and ($127,275,257), respectively, with a net unrealized appreciation of $1,699,562,184.

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Schwab Total Stock Market Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	Illiquid security. At the period end, the value of these amounted to $73,410 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $19,150,544.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the current daily overnight rate.
(f)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
Russell 2000 Index, mini, Long, expires 12/16/16	35	4,162,550	(144,920)
S&P 500 Index, e-mini, Long, expires 12/16/16	205	21,731,025	(247,030)
Net Unrealized Depreciation			(391,950)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$4,822,321,992	$—	$— *	$4,822,321,992
Rights [1]	—	—	73,410 *	73,410
Other Investment Company[1]	19,726,894	—	—	19,726,894
Short-Term Investment[1]	—	21,277,491	—	21,277,491
Total	$4,842,048,886	$21,277,491	$73,410	$4,863,399,787
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($391,950)	$—	$—	($391,950)
*	Level 3 amount shown includes securities determined to have no value at October 31, 2016.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.
48
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investment in affiliated issuer, at value (cost $5,313,111)		$7,928,994
Investments in unaffiliated issuers, at value (cost $3,107,987,134) including securities on loan of $19,150,544		4,835,743,899
Collateral invested for securities on loan, at value (cost $19,726,894)	+	19,726,894
Total investments, at value (cost $3,133,027,139)		4,863,399,787
Deposit with broker for futures contracts		2,273,500
Receivables:
Dividends		5,232,639
Fund shares sold		2,824,461
Income from securities on loan		89,146
Interest		89
Prepaid expenses	+	63,452
Total assets		4,873,883,074
Liabilities
Collateral held for securities on loan		19,726,894
Payables:
Investments bought		933,514
Investment adviser and administrator fees		248,680
Shareholder service fees		30,822
Fund shares redeemed		2,202,642
Variation margin on futures contracts		26,025
Accrued expenses	+	291,223
Total liabilities		23,459,800
Net Assets
Total assets		4,873,883,074
Total liabilities	–	23,459,800
Net assets		$4,850,423,274
Net Assets by Source
Capital received from investors		3,052,206,562
Net investment income not yet distributed		74,346,707
Net realized capital losses		(6,110,693)
Net unrealized capital appreciation		1,729,980,698

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,850,423,274		127,023,967		$38.19

49
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Schwab Total Stock Market Index Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated issuer		$63,833
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $7,224)		96,197,015
Interest		47,011
Securities on loan	+	1,463,081
Total investment income		97,770,940
Expenses
Investment adviser and administrator fees		2,767,668
Shareholder service fees		884,424
Index fees		409,169
Shareholder reports		158,813
Portfolio accounting fees		128,896
Registration fees		99,867
Custodian fees		87,889
Transfer agent fees		85,192
Professional fees		56,925
Proxy fees		56,547
Independent trustees' fees		35,174
Interest expense		21
Other expenses	+	67,356
Total expenses		4,837,941
Expense reduction by CSIM and its affiliates	–	629,871
Net expenses	–	4,208,070
Net investment income		93,562,870
Realized and Unrealized Gains (Losses)
Net realized gains on unaffiliated issuers		11,187,497
Net realized losses on futures contracts	+	(187,022)
Net realized gains		11,000,475
Net change in unrealized appreciation (depreciation) on affiliated issuer		354,848
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		94,598,040
Net change in unrealized appreciation (depreciation) on futures contracts	+	(1,492,906)
Net change in unrealized appreciation (depreciation)	+	93,459,982
Net realized and unrealized gains		104,460,457
Increase in net assets resulting from operations		$198,023,327
50
Schwab Equity Index Funds  |  Annual Report
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Schwab Total Stock Market Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$93,562,870	$83,961,729
Net realized gains		11,000,475	37,802,516
Net change in unrealized appreciation (depreciation)	+	93,459,982	56,507,932
Increase in net assets from operations		198,023,327	178,272,177
Distributions to Shareholders
Distributions from net investment income		(84,938,610)	(68,099,121)
Distributions from net realized gains	+	(36,762,493)	(23,418,312)
Total distributions		($121,701,103)	($91,517,433)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		23,096,907	$842,649,529	24,753,855	$920,238,549
Shares reinvested		2,656,745	94,819,269	2,076,130	73,370,427
Shares redeemed	+	(17,507,062)	(640,225,552)	(17,609,468)	(652,741,483)
Net transactions in fund shares		8,246,590	$297,243,246	9,220,517	$340,867,493
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		118,777,377	$4,476,857,804	109,556,860	$4,049,235,567
Total increase	+	8,246,590	373,565,470	9,220,517	427,622,237
End of period		127,023,967	$4,850,423,274	118,777,377	$4,476,857,804
Net investment income not yet distributed			$74,346,707		$69,554,519
51
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$18.49	$19.42	$19.92	$16.32	$16.02
Income (loss) from investment operations:
Net investment income (loss)	0.53 [1]	0.54 [1]	0.64	0.49	0.57
Net realized and unrealized gains (losses)	(1.03)	(0.86)	(0.63)	3.69	0.33
Total from investment operations	(0.50)	(0.32)	0.01	4.18	0.90
Less distributions:
Distributions from net investment income	(0.47)	(0.61)	(0.51)	(0.58)	(0.60)
Net asset value at end of period	$17.52	$18.49	$19.42	$19.92	$16.32
Total return	(2.64%)	(1.53%)	0.09%	26.40%	6.07%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.19%	0.19%	0.19%	0.19%	0.19%
Gross operating expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Net investment income (loss)	3.06%	2.82%	3.42%	2.88%	3.66%
Portfolio turnover rate	4%	7%	2%	5%	31% [2]
Net assets, end of period (x 1,000,000)	$2,900	$2,844	$2,699	$2,205	$1,415

1
Calculated based on the average shares outstanding during the period.
2
Portfolio turnover rate increase was mainly the result of trading activities in connection with the change in primary benchmark index effective December 20, 2011.
52
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Condensed Portfolio Holdings  as of October 31, 2016

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
97.9%	Common Stock	2,555,902,633	2,840,451,179
0.6%	Preferred Stock	17,481,434	17,308,068
0.0%	Rights	52,470	72,606
0.2%	Other Investment Company	3,953,494	3,953,494
0.9%	Short-Term Investments	26,753,989	26,753,989
99.6%	Total Investments	2,604,144,020	2,888,539,336
0.4%	Other Assets and Liabilities, Net		11,909,792
100.0%	Net Assets		2,900,449,128

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 97.9% of net assets

Australia 7.2%
Australia & New Zealand Banking Group Ltd.	692,660	0.5	14,625,799
BHP Billiton Ltd.	759,420	0.5	13,267,697
Commonwealth Bank of Australia	407,122	0.8	22,664,841
National Australia Bank Ltd.	624,277	0.5	13,251,797
Westpac Banking Corp.	792,152	0.6	18,318,463
Other Securities		4.3	127,229,291
		7.2	209,357,888

Austria 0.2%
Other Securities		0.2	5,611,394

Belgium 1.3%
Anheuser-Busch InBev S.A./N.V.	189,850	0.8	21,789,045
Other Securities		0.5	14,997,669
		1.3	36,786,714

Denmark 1.7%
Novo Nordisk A/S, Class B	451,381	0.6	16,080,665
Other Securities		1.1	32,189,158
		1.7	48,269,823

Finland 0.9%
Other Securities		0.9	27,189,472

France 9.7%
BNP Paribas S.A.	251,545	0.5	14,585,398
L'Oreal S.A.	59,604	0.4	10,678,600
LVMH Moet Hennessy Louis Vuitton SE	66,116	0.4	12,037,154
Security	Number of Shares	% of Net Assets	Value ($)
Sanofi	275,305	0.7	21,423,897
TOTAL S.A.	527,199	0.9	25,255,416
Other Securities		6.8	199,035,447
		9.7	283,015,912

Germany 8.5%
Allianz SE - Reg'd	108,608	0.6	16,954,168
BASF SE	218,370	0.7	19,277,257
Bayer AG - Reg'd	196,624	0.7	19,522,723
Daimler AG - Reg'd	228,385	0.6	16,293,436
Deutsche Telekom AG - Reg'd	760,204	0.4	12,402,894
SAP SE	233,481	0.7	20,569,542
Siemens AG - Reg'd	180,435	0.7	20,500,545
Other Securities		4.1	120,457,822
		8.5	245,978,387

Hong Kong 3.5%
AIA Group Ltd.	2,876,400	0.6	18,095,437
Other Securities		2.9	82,713,355
		3.5	100,808,792

Ireland 0.4%
Other Securities		0.4	12,930,974

Israel 0.7%
Other Securities		0.7	19,338,451

Italy 1.9%
Other Securities		1.9	54,964,785

Japan 24.4%
Honda Motor Co., Ltd.	387,339	0.4	11,589,804
KDDI Corp.	433,100	0.5	13,163,275
Mitsubishi UFJ Financial Group, Inc.	3,029,009	0.5	15,629,106
SoftBank Group Corp.	227,000	0.5	14,296,705
Sumitomo Mitsui Financial Group, Inc.	318,746	0.4	11,051,454
Toyota Motor Corp.	633,703	1.3	36,759,029
Other Securities		20.8	604,388,597
		24.4	706,877,970

53
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Netherlands 3.3%
ING Groep N.V.	916,628	0.4	12,032,586
Unilever N.V. CVA	385,786	0.6	16,135,876
Other Securities		2.3	67,693,801
		3.3	95,862,263

New Zealand 0.2%
Other Securities		0.2	5,553,226

Norway 0.6%
Other Securities		0.6	18,599,518

Portugal 0.1%
Other Securities		0.1	4,303,255

Singapore 1.2%
Other Securities		1.2	35,453,174

Spain 3.2%
Banco Bilbao Vizcaya Argentaria S.A.	1,553,324	0.4	11,181,894
Banco Santander S.A.	3,427,155	0.6	16,793,148
Telefonica S.A.	1,064,002	0.4	10,810,902
Other Securities		1.8	52,907,446
		3.2	91,693,390

Sweden 2.7%
Other Securities		2.7	78,029,804

Switzerland 8.6%
Nestle S.A. - Reg'd	756,637	1.9	54,866,676
Novartis AG - Reg'd	529,525	1.3	37,579,109
Roche Holding AG	166,552	1.3	38,253,921
UBS Group AG - Reg’d	867,013	0.4	12,257,534
Other Securities		3.7	105,526,323
		8.6	248,483,563

United Kingdom 17.6%
AstraZeneca plc	300,370	0.6	16,819,242
BP plc	4,423,880	0.9	26,152,670
British American Tobacco plc	442,118	0.9	25,339,080
Diageo plc	598,553	0.5	15,931,409
GlaxoSmithKline plc	1,154,817	0.8	22,812,633
HSBC Holdings plc	4,699,826	1.2	35,395,032
Imperial Brands plc	227,021	0.4	10,981,419
National Grid plc	887,446	0.4	11,543,699
Reckitt Benckiser Group plc	151,028	0.5	13,511,041
Royal Dutch Shell plc, A Shares	1,009,722	0.9	25,149,186
Royal Dutch Shell plc, B Shares	893,242	0.8	23,038,947
Shire plc	211,882	0.4	11,963,429
Unilever plc	304,589	0.4	12,716,347
Vodafone Group plc	6,301,334	0.6	17,305,509
Other Securities		8.3	242,682,781
		17.6	511,342,424
Total Common Stock
(Cost $2,555,902,633)			2,840,451,179

Security	Number of Shares	% of Net Assets	Value ($)
Preferred Stock 0.6% of net assets

Germany 0.5%
Other Securities		0.5	15,806,666

Italy 0.1%
Other Securities		0.1	1,501,402
Total Preferred Stock
(Cost $17,481,434)			17,308,068

Rights 0.0% of net assets

Italy 0.0%
Other Securities		0.0	—

Spain 0.0%
Other Securities		0.0	50,226

Sweden 0.0%
Other Securities		0.0	22,380
Total Rights
(Cost $52,470)			72,606

Other Investment Company 0.2% of net assets

United States 0.2%

Securities Lending Collateral 0.2%
Other Securities		0.2	3,953,494
Total Other Investment Company
(Cost $3,953,494)			3,953,494
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.9% of net assets

Time Deposits 0.9%
Sumitomo Mitsui Banking Corp. 0.15%, 11/01/16 (e)	24,352,712	0.8	24,352,712
Other Securities		0.1	2,401,277
		0.9	26,753,989
Total Short-Term Investments
(Cost $26,753,989)			26,753,989

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $2,643,417,014 and the unrealized appreciation and depreciation were $530,418,159 and ($285,295,837), respectively, with a net unrealized appreciation of $245,122,322.

54
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

At 10/31/16, the values of certain foreign securities held by the fund aggregating $2,812,076,718 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information).
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $3,735,911.
(b)	Illiquid security. At the period end, the value of these amounted to $46,552 or 0.0% of net assets.
(c)	The rate shown is the 7-day yield.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $12,909,094 or 0.4% of net assets.
(e)	The rate shown is the current daily overnight rate.
(f)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 12/16/16	400	33,314,000	(428,653)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$—	$1,568,919,611	$— *	$1,568,919,611
Belgium	21,789,045	14,997,669	—	36,786,714
Germany	1,310,467	244,667,920	—	245,978,387
Hong Kong	5,242,526	95,566,266	—	100,808,792
Ireland	2,675,284	10,255,690	—	12,930,974
Israel	4,550,090	14,788,361	—	19,338,451
Netherlands	8,663,832	87,198,431	—	95,862,263
Switzerland	1,427,113	247,056,450	—	248,483,563
United Kingdom	—	511,318,252	24,172	511,342,424
Preferred Stock[1]	—	17,308,068	—	17,308,068
Rights
Italy	—	—	— *	—
Spain	50,226	—	—	50,226
Sweden	—	—	22,380	22,380
Other Investment Company[1]	3,953,494	—	—	3,953,494
Short-Term Investments[1]	—	26,753,989	—	26,753,989
Total	$49,662,077	$2,838,830,707	$46,552	$2,888,539,336
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($428,653)	$—	$—	($428,653)
*	Level 3 amount shown includes securities determined to have no value at October 31, 2016.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
55
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016. The transfers in the amount of $20,783,854 and $4,538,553 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, were primarily due to the use of international fair valuation by the fund. The transfers from Level 3 to Level 1 or Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs.
56
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments, at value (cost $2,600,190,526) including securities on loan of $3,735,911		$2,884,585,842
Collateral invested for securities on loan, at value (cost $3,953,494)	+	3,953,494
Total investments, at value (cost $2,604,144,020)		2,888,539,336
Foreign currency, at value (cost $251,821)		247,395
Deposit with broker for futures contracts		1,890,000
Receivables:
Dividends		6,899,548
Foreign tax reclaims		4,824,950
Fund shares sold		4,006,906
Income from securities on loan		43,733
Variation margin on futures contracts		18,000
Interest		101
Prepaid expenses	+	50,857
Total assets		2,906,520,826
Liabilities
Collateral held for securities on loan		3,953,494
Payables:
Investments bought		52,544
Investment adviser and administrator fees		320,118
Shareholder service fees		8,085
Fund shares redeemed		1,367,389
Accrued expenses	+	370,068
Total liabilities		6,071,698
Net Assets
Total assets		2,906,520,826
Total liabilities	–	6,071,698
Net assets		$2,900,449,128
Net Assets by Source
Capital received from investors		2,679,838,099
Net investment income not yet distributed		63,872,618
Net realized capital losses		(126,778,707)
Net unrealized capital appreciation		283,517,118

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,900,449,128		165,507,912		$17.52

57
Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $8,865,815)		$91,787,563
Interest		20,855
Securities on loan	+	1,537,344
Total investment income		93,345,762
Expenses
Investment adviser and administrator fees		4,306,862
Shareholder service fees		537,050
Index fees		523,325
Custodian fees		497,200
Professional fees		190,619*
Shareholder reports		152,860
Registration fees		129,428
Portfolio accounting fees		113,341
Transfer agent fees		59,825
Proxy fees		45,807
Independent trustees' fees		24,966
Interest expense		2,448
Other expenses	+	76,181
Total expenses		6,659,912
Expense reduction by CSIM and its affiliates	–	1,156,298
Net expenses	–	5,503,614
Net investment income		87,842,148
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(37,049,366)
Net realized losses on futures contracts		(4,801,478)
Net realized losses on foreign currency transactions	+	(102,012)
Net realized losses		(41,952,856)
Net change in unrealized appreciation (depreciation) on investments		(118,190,338)
Net change in unrealized appreciation (depreciation) on futures contracts		(694,783)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(247,515)
Net change in unrealized appreciation (depreciation)	+	(119,132,636)
Net realized and unrealized losses		(161,085,492)
Decrease in net assets resulting from operations		($73,243,344)
*	Includes professional fees of $131,932 associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 and 4 for additional information.
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See financial notes

Schwab International Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$87,842,148	$77,423,909
Net realized losses		(41,952,856)	(60,245,085)
Net change in unrealized appreciation (depreciation)	+	(119,132,636)	(78,449,200)
Decrease in net assets from operations		(73,243,344)	(61,270,376)
Distributions to Shareholders
Distributions from net investment income		($77,100,360)	($87,032,492)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		64,054,024	$1,096,906,593	59,133,426	$1,111,348,958
Shares reinvested		3,569,073	61,423,757	4,061,536	72,539,032
Shares redeemed	+	(55,915,117)	(951,870,981)	(48,379,691)	(890,397,689)
Net transactions in fund shares		11,707,980	$206,459,369	14,815,271	$293,490,301
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		153,799,932	$2,844,333,463	138,984,661	$2,699,146,030
Total increase	+	11,707,980	56,115,665	14,815,271	145,187,433
End of period		165,507,912	$2,900,449,128	153,799,932	$2,844,333,463
Net investment income not yet distributed			$63,872,618		$53,167,370
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See financial notes

Schwab Equity Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the trusts) are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trusts as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2055 Fund
Schwab International Index Fund	Schwab Target 2060 Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental US Large Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Fundamental International Small Company Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Fundamental Emerging Markets Large Company Index Fund
Laudus International MarketMasters Fund™	Schwab Fundamental Global Real Estate Index Fund
Schwab Balanced Fund™	Schwab Target 2010 Index Fund
Schwab Core Equity Fund™	Schwab Target 2015 Index Fund
Schwab Dividend Equity Fund™	Schwab Target 2020 Index Fund
Schwab Large-Cap Growth Fund™	Schwab Target 2025 Index Fund
Schwab Small-Cap Equity Fund™	Schwab Target 2030 Index Fund
Schwab Hedged Equity Fund™	Schwab Target 2035 Index Fund
Schwab Health Care Fund™	Schwab Target 2040 Index Fund
Schwab ® International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab ® Monthly Income Fund – Moderate Payout
Schwab Target 2030 Fund	Schwab ® Monthly Income Fund – Enhanced Payout
Schwab Target 2035 Fund	Schwab ® Monthly Income Fund – Maximum Payout
Schwab Target 2040 Fund

SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab 1000 Index Fund	Schwab ® Treasury Inflation Protected Securities Index Fund
Schwab Short-Term Bond Market Fund™	Schwab Tax-Free Bond Fund™
Schwab Intermediate-Term Bond Fund™	Schwab California Tax-Free Bond Fund™
Schwab Total Bond Market Fund™	Schwab Global Real Estate Fund™
Schwab GNMA Fund™
Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds' Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds' own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds' results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of October 31, 2016 are disclosed in the Condensed Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trusts’ Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreements allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent.The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including lending agent fees and broker rebates, associated with securities lending activities under the trusts’ Securities Lending Program paid to the
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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
unaffiliated lending agents ranged from 10% to 15%, with subsequent breakpoints to a low of 7.5%, of gross lending revenue through November 30, 2015. After December 1, 2015, the total costs and expenses paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
As of October 31, 2016, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2016, if any, are disclosed in each fund's Condensed Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund's Statement of Assets and Liabilities.
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
In 2015, the Schwab International Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by CSIM. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Custody Credit:
Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to a fund's operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2016, if any, are reflected in each fund's Statement of Assets and Liabilities.
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds' prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that investors could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
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Schwab Equity Index Funds
Financial Notes (continued)

3. Risk Factors (continued):
Tracking Error Risk. As an index fund, each fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of a fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.
Investment Style Risk. Each fund invests in companies measured by its respective index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, a fund’s performance may be below that of the index.
A significant percentage of an index may be composed of securities in a single industry or sector of the economy. If a fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Sampling Index Tracking Risk. If a fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the investment adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Concentration Risk. To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—bonds or large- or mid-cap stocks, for instance—a fund’s performance also will lag those investments.
Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments—bonds or small-cap stocks, for instance—a fund’s performance also will lag those investments.
Foreign Investment Risk. A fund's investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategies. To the extent a fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.
Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. A fund's use of derivatives could reduce the fund's performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
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Schwab Equity Index Funds
Financial Notes (continued)

3. Risk Factors (continued):
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and each trust.
For its advisory and administrative services to the Schwab 1000 Index Fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:
% of Average Daily Net Assets	Schwab 1000 Index Fund
First $500 million	0.30%
$500 million to $5 billion	0.22%
$5 billion to $10 billion	0.20%
Over $10 billion	0.18%
For the period ended October 31, 2016, the aggregate advisory fee paid to CSIM by the Schwab 1000 Index Fund was 0.22%, as a percentage of the fund's average daily net assets.
For its advisory and administrative services to the other funds discussed in this report, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab S&P 500 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
0.06%	0.15%	0.06%	0.15%
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than the amount set forth in the table below of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
0.02%	0.10%	0.02%	0.02%	0.02%
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is as follows:
Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
0.09%	0.29%	0.17%	0.09%	0.19%
The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. The table below shows funds with investment activities involving The Charles Schwab Corporation shares during the report period:
Fund	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Dividends Received 11/01/15 to 10/31/16
Schwab S&P 500 Index Fund	1,402,481	77,900	—	1,480,381	$46,928,078	$—	$372,825
Schwab 1000 Index Fund	375,265	—	—	375,265	$11,895,900	$—	$97,569
Schwab Total Stock Market Index Fund	240,126	10,000	—	250,126	$7,928,994	$—	$63,833
Certain Schwab Funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab Funds as of October 31, 2016, as applicable:
	Underlying Funds
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
Schwab MarketTrack All Equity Portfolio	0.8%	—%	3.6%	—%	2.6%
Schwab MarketTrack Growth Portfolio	0.9%	—%	3.7%	—%	2.3%
Schwab MarketTrack Balanced Portfolio	0.5%	—%	2.0%	—%	1.2%
Schwab MarketTrack Conservative Portfolio	0.1%	—%	0.6%	—%	0.4%
Schwab MarketTrack Growth Portfolio II	0.0%*	0.0%*	0.2%	—%	0.2%
Schwab Target 2010 Fund	0.0%*	—%	—%	—%	—%
Schwab Target 2015 Fund	0.0%*	—%	—%	—%	—%
Schwab Target 2020 Fund	0.2%	—%	—%	—%	—%
Schwab Target 2025 Fund	0.2%	—%	—%	—%	—%
Schwab Target 2030 Fund	0.4%	—%	—%	—%	—%
Schwab Target 2035 Fund	0.2%	—%	—%	—%	—%
Schwab Target 2040 Fund	0.4%	—%	—%	—%	—%
Schwab Target 2045 Fund	0.0%*	—%	—%	—%	—%
Schwab Target 2050 Fund	0.0%*	—%	—%	—%	—%
Schwab Target 2055 Fund	0.0%*	—%	—%	—%	—%
Schwab Target 2060 Fund	0.0%*	—%	—%	—%	—%
*	Less than 0.05%
Certain other related parties may own shares of the funds in this report. As of October 31, 2016, the shares owned by Schwab Charitable Giving Trust (an affiliate of Schwab) as a percentage of the total shares of the Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund were 3.3%, 7.8% and 3.8%, respectively.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
The funds may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2016, each fund’s total aggregate security transactions with other Schwab funds as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab S&P 500 Index Fund	$158,474,212	$1,443,088
Schwab 1000 Index Fund	41,933,578	1,736,974
Schwab Small-Cap Index Fund	31,392,532	(2,042,975)
Schwab Total Stock Market Index Fund	30,034,077	(6,888,006)
Schwab International Index Fund	—	—
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. However, the investment adviser agreed to pay these professional fees for this reporting period, subject to reimbursement by the Schwab International Index Fund to the extent the fund is able to successfully recover taxes withheld in the future.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The trusts did not pay any of these interested persons for their services as trustees, but they did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The fair value and variation margin for futures contracts held at October 31, 2016 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds' accounting
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Financial Notes (continued)

7. Derivatives (continued):
policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2016, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Contract Values	Number of Contracts
Schwab S&P 500 Index Fund	$170,403,094	1,656
Schwab 1000 Index Fund	46,898,617	454
Schwab Small-Cap Index Fund	18,160,921	157
Schwab Total Stock Market Index Fund	38,980,373	374
Schwab International Index Fund	22,156,352	266

8. Purchases and Sales/Maturities of Investment Securities:
For the period ended October 31, 2016, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab S&P 500 Index Fund	$1,324,088,097	$473,170,100
Schwab 1000 Index Fund	221,463,322	351,710,499
Schwab Small-Cap Index Fund	472,460,341	427,087,834
Schwab Total Stock Market Index Fund	413,677,694	55,590,041
Schwab International Index Fund	345,079,557	123,665,667

9. Redemption Fee:
The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods were as follows:
	Current Period (11/1/15-10/31/16)	Prior Period (11/1/14-10/31/15)
Schwab S&P 500 Index Fund	$369,401	$266,905
Schwab 1000 Index Fund	27,980	44,069
Schwab Small-Cap Index Fund	12,505	34,586
Schwab Total Stock Market Index Fund	54,925	50,564
Schwab International Index Fund	46,804	27,617

10. Federal Income Taxes:
As of October 31, 2016, the components of distributable earnings on a tax-basis were as follows:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
Undistributed ordinary income	$377,944,709	$93,428,871	$30,361,938	$75,035,075	$84,698,256
Undistributed long-term capital gains	122,940,295	104,585,704	77,928,741	23,619,453	—
Unrealized appreciation on investments	10,049,075,204	4,517,631,042	808,218,794	1,826,837,441	530,418,159
Unrealized depreciation on investments	(563,136,035)	(21,767,038)	(245,459,896)	(127,275,257)	(285,295,837)
Other unrealized appreciation (depreciation)	—	—	—	—	(449,545)
Net unrealized appreciation (depreciation)	$9,485,939,169	$4,495,864,004	$562,758,898	$1,699,562,184	$244,672,777
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Financial Notes (continued)

10. Federal Income Taxes (continued):
The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFIC), partnership investments and non-taxable dividends.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2016, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
October 31, 2017	$—	$—	$—	$—	$13,252,761
No expiration*	—	—	—	—	95,507,243
Total	$—	$—	$—	$—	$108,760,004
*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.
For the year ended October 31, 2016, the funds had no capital loss carryforwards utilized and had no capital losses expired.
The tax-basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
Current period distributions
Ordinary income	$445,863,757	$116,634,011	$46,401,819	$85,807,300	$77,100,360
Long-term capital gains	213,585,458	264,435,992	123,568,288	35,893,803	—
Prior period distributions
Ordinary income	$369,772,138	$110,332,491	$41,501,610	$75,210,034	$87,032,492
Long-term capital gains	—	171,945,895	130,862,912	16,307,399	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2016, the funds made the following reclassifications:
	Schwab S&P 500 Index Fund	Schwab 1000 Index Fund	Schwab Small-Cap Index Fund	Schwab Total Stock Market Index Fund	Schwab International Index Fund
Capital shares	$—	$—	$—	$—	$—
Undistributed net investment income	(5,248,019)	(1,735,466)	(972,228)	(3,832,072)	(36,540)
Net realized capital gains (losses)	5,248,019	1,735,466	972,228	3,832,072	36,540
As of October 31, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the funds did not incur any interest or penalties.
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Financial Notes (continued)

11. Recent Regulatory Development:
In October 2016, the SEC adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the funds' financial statements and related disclosures.

12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of:
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab 1000 Index Fund (one of the funds constituting Schwab Investments), Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (four of the funds constituting Schwab Capital Trust) (hereafter collectively referred to as the “Funds”) at October 31, 2016, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2016
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Other Federal Tax Information (unaudited)

Schwab International Index Fund may elect to pass on the benefits of the foreign tax credit of $7,396,248 to its shareholders for the year ended October 31, 2016. The respective foreign source income on the fund is $100,653,376.
For corporate shareholders, the following percentage of the funds' dividend distributions paid during the fiscal year ended October 31, 2016, qualify for the corporate dividends received deduction:
Percentage
Schwab S&P 500 Index Fund	93.54
Schwab 1000 Index Fund	100.00
Schwab Small-Cap Index Fund	52.63
Schwab Total Stock Market Index Fund	89.04
Schwab International Index Fund	—
For the fiscal year ended October 31, 2016, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2017 via IRS form 1099 of the amounts for use in preparing their 2016 income tax return.
Schwab S&P 500 Index Fund	$444,667,596
Schwab 1000 Index Fund	116,634,011
Schwab Small-Cap Index Fund	25,340,018
Schwab Total Stock Market Index Fund	82,181,627
Schwab International Index Fund	75,370,359
Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2016:
Schwab S&P 500 Index Fund	$213,585,458
Schwab 1000 Index Fund	264,435,992
Schwab Small-Cap Index Fund	123,568,288
Schwab Total Stock Market Index Fund	35,893,803
Schwab International Index Fund	—
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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements (the Agreements) between Schwab Capital Trust and Schwab Investments (collectively, the Trusts) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by an independent provider of investment company data and an independent accounting firm. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity . The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on May 9, 2016, and June 1, 2016, and approved the renewal of the Agreements with respect to the Funds for an additional one-year term at the meeting held on June 1, 2016. The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the

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Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below, and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology, together with certain commentary thereon from an independent accounting firm. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreements with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to Schwab 1000 Index Fund that include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust and Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Schwab Equity Index Funds
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Schwab Equity Index Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Schwab Equity Index Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Months Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dow Jones U.S. Total Stock Market Index  An index that measures all U.S. equity securities with readily available prices.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
International Spliced Index  An internally calculated index, comprised of the Schwab International Index from inception of the Schwab International Index Fund until the close of business on 12/20/2011, the MSCI EAFE Index from 12/21/2011 until the close of business on 2/28/2013, and the MSCI EAFE Index (Net) from 3/1/2013 forward. The Schwab International Index includes the common stocks of the 350 largest publicly traded companies from selected countries outside of the United States.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
Schwab 1000 Index  An index that represents the performance of the largest 1,000 publicly traded companies in the United States.

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Schwab Equity Index Funds
Small-Cap Spliced Index  An internally calculated index, comprised of the Schwab Small-Cap Index (the Schwab Small-Cap Index Fund’s former comparative index) from inception of the Schwab Small-Cap Index Fund until the close of business on December 14, 2011, and the Russell 2000 Index from December 15, 2011 forward.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Equity Index Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2016 Schwab Funds. All rights reserved.

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Notes

Schwab Equity Index Funds
Our straightforward approach sets us apart.

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.
The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack All Equity Portfolio™
Schwab MarketTrack Growth Portfolio™
Schwab MarketTrack Balanced Portfolio™
Schwab MarketTrack Conservative Portfolio™
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout
Bond Funds
Schwab Short-Term Bond Market Fund™
Schwab Intermediate-Term Bond Fund™
Schwab Total Bond Market Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2016 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Effective October 14, 2016, all Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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MFR13810-19
00186666

Annual Report  |  October 31, 2016
Schwab Fundamental Index* Funds

Schwab Fundamental
US Large Company Index Fund
Schwab Fundamental
US Small Company Index Fund
Schwab Fundamental
International Large Company
Index Fund
Schwab Fundamental
International Small Company
Index Fund
Schwab Fundamental
Emerging Markets Large
Company Index Fund
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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Schwab Fundamental Index Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S& P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.
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Schwab Fundamental Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Total Return for the 12 Months Ended October 31, 2016
Schwab Fundamental US Large Company Index Fund (Ticker Symbol: SFLNX)	5.61%
Russell RAFI U.S. Large Company Index[2]	5.94%
Fund Category: Morningstar Large Value	3.72%
Performance Details	pages 8-10

Schwab Fundamental US Small Company Index Fund (Ticker Symbol: SFSNX)	5.37%
Russell RAFI U.S. Small Company Index[2]	5.63%
Fund Category: Morningstar Small Blend	2.91%
Performance Details	pages 11-13

Schwab Fundamental International Large Company Index Fund[1] (Ticker Symbol: SFNNX)	0.07%
Russell RAFI Developed ex-U.S. Large Company Index (Net)[2,3]	-0.09%
Fund Category: Morningstar Foreign Large Value	-1.81%
Performance Details	pages 14-16
Total Return for the 12 Months Ended October 31, 2016
Schwab Fundamental International Small Company Index Fund[1] (Ticker Symbol: SFILX)	8.29%
Russell RAFI Developed ex-U.S. Small Company Index (Net)[2,3]	8.21%
Fund Category: Morningstar Foreign Small/Mid Blend	1.77%
Performance Details	pages 17-19

Schwab Fundamental Emerging Markets Large Company Index Fund[1] (Ticker Symbol: SFENX)	21.64%
Russell RAFI Emerging Markets Large Company Index (Net)[2,3]	22.48%
Fund Category: Morningstar Diversified Emerging Markets	8.11%
Performance Details	pages 20-22

Minimum Initial Investment[4]	$100

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership — each of the names identifying the Russell RAFI Index Series is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the funds under license. “Research Affiliates,” “Fundamental Index” and “RAFI” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. The Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the funds. Effective December 1, 2016, the name of the Russell Fundamental Index Series and all associated indexes were changed from “Russell Fundamental” to “Russell RAFI” by the index provider. No other changes have occurred.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	Effective December 1, 2016, the name of the index was changed by the index provider. No other changes have occurred.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Please see the funds’ prospectus for further detail and eligibility requirements.
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Schwab Fundamental Index Funds
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
As we approach the end of the year, I’d like to take this opportunity to thank you for the trust you have placed in us here at Charles Schwab Investment Management. The past year has brought several surprise twists to the financial markets, and we appreciate your continued confidence in our ability to help you achieve your long-term financial goals.
The Schwab Fundamental Index Funds (the funds) reported mostly strong returns for the 12-month period ended October 31, 2016, supported by improving investor sentiment around emerging markets and the absence of additional interest rate increases by the Federal Reserve (Fed). All five of the funds generated positive returns that were in line with their respective indexes, led by the 21.6% return of the Schwab Fundamental Emerging Markets Large Company Index Fund.
Despite investor uncertainty around challenges overseas, U.S. companies large and small were able to rebound during the reporting period. Economic data continued to portray a modestly strengthening U.S. economy, while soft growth prospects in other developed economies prompted investors to look elsewhere.

Asset Class Performance Comparison % returns during the 12 months ended 10/31/2016

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
1 The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Fundamental Index Funds
From the President (continued)

“ The Schwab Fundamental Index Funds (the funds) reported mostly strong gains for the 12-month period ended October 31, 2016, supported by improving investor sentiment around emerging markets and the absence of additional interest rate increases by the Federal Reserve (Fed).”
At this point in the bull market cycle—now in its seventh year—we believe that Fundamental Index strategies may be a prudent choice for investors concerned about potentially high valuations. That’s because Fundamental Index strategies systematically identify and weight securities based on fundamental measures of company size and not by their current market value or popularity with investors. Fundamental Index strategies also tend to counterbalance valuations by overweighting under-valued sectors, or underweighting sectors believed to be over-valued.
At Charles Schwab Investment Management, we believe these features of the funds make them a valuable complement to both market cap-weighted index strategies and actively managed strategies. If the market encounters resistance at this point, we believe fundamentals will matter more to investors in the longer-term than which stocks have performed the best to date. But even if the market keeps appreciating, the funds may provide risk-adjusted returns that help investors reach their financial goals.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Fundamental Index Funds, please continue reading this report. In addition, you can find further details about the funds by visiting our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,

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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
The Investment Environment

Over the 12-month reporting period ended October 31, 2016, equity markets generated mixed returns, with U.S. and emerging market stocks performing well and international stocks in negative territory. The Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade in December 2015, but held rates steady at each subsequent meeting. Concerns surrounding global growth and heightened market volatility weighed on stocks in the first part of the reporting period, especially after the United Kingdom’s unexpected decision in June to leave the European Union (also known as Brexit). As the reporting period continued, however, some signs of stability emerged, including improving economic data, and many equity markets rebounded. Toward the end of the reporting period, the U.S. presidential election fueled heightened market volatility and uncertainty. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 4.51%, while the Russell 2000® Index, a U.S. small-cap company measure, returned 4.11% for the reporting period. Internationally, the MSCI EAFE Index (Net), a broad measure of international developed equity performance, returned -3.23% for the same time period. Emerging markets recovered significantly from a disappointing 2015, with the MSCI Emerging Markets Index (Net) returning 9.27% for the 12-month reporting period.
U.S. economic data generally improved over the reporting period, despite several weak measurements during the 12 months. Corporate earnings were better-than-expected for the second quarter of 2016 but contracted in the third quarter, while U.S. nonfarm payrolls came in near expectations outside of a sharp drop in May. Consumer confidence measurements were generally below expectations for most of the reporting period, but rebounded in September to reach the highest level since the 2008 recession. However, consumer confidence fell slightly in October as increasing uncertainty surrounding the U.S. presidential election and the stability of the labor market resulted in more cautious consumers. In addition, U.S. economic growth trended upwards after dipping slightly in the first quarter of 2016, with the third quarter’s measurement coming in as the fastest growth rate recorded in two years.
Short-term interest rate policy in the U.S. remained a source of uncertainty and volatility during the reporting period. The Fed raised the federal funds rate in December 2015 to a target range of 0.25% to 0.50%, with the possibility of four additional increases in 2016. Inconsistent U.S. economic data, weak global growth, and persistently low inflation, however, caused the Fed to leave rates unchanged at each meeting during the reporting period. At its meeting in September, the Fed noted that although the case for a rate increase had strengthened, it had “…decided, for the time being, to wait for further evidence of continued progress toward its objectives.” Continued low interest rates in the U.S. resulted in cheaper borrowing costs, supporting a rebound in the performance of emerging markets and U.S. markets from the prior year. In addition, many emerging market economies were able to absorb the sharp drop in commodities prices and shore up their monetary reserves over the past year, lessening investor fears about the potentially negative impact of a U.S. interest rate increase. As of the end of the reporting period, markets continued to expect one rate hike by the end of 2016.
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Schwab Fundamental Index Funds
The Investment Environment (continued)

During the 12-month reporting period, many central banks outside the U.S. increased accommodative policy measures to help combat stalling economic growth. Both the Bank of Japan and the European Central Bank increased bond purchases and introduced negative interest rates, while the People’s Bank of China (PBOC) expanded its lending facilities. Following the June Brexit vote, the Bank of England (BoE) announced its plan to take additional measures if necessary while markets adjusted. Less than two months later in early August, the BoE cut its benchmark rate and resumed quantitative easing, and also increased lending to consumers and companies. The Central Bank of Russia also took steps aimed at stabilizing the economy and inflation, decreasing its key interest rate in mid-September. While some of these measures initially appeared to be less effective than the central banks had hoped, the positive performance of many international equities in the second half of the reporting period suggested that economic conditions outside the U.S. were beginning to improve.
Concerns around unsteady global growth were present throughout the first part of the 12-month reporting period, and then lessened as the reporting period continued. In China, fears about the slowing economy declined as stimulative moves by the PBOC helped to reverse downward trends in several economic gauges. The results of the June Brexit vote initially shook markets globally, sending oil and the British pound downward and markedly increasing uncertainty and volatility. However, because Brexit was not driven by liquidity or changes in underlying fundamentals, most stock markets rebounded and stabilized in the days and weeks that followed.
In January 2016, the price of oil dropped significantly and remained volatile in the following months, weighing on many global stock markets. Oil prices stabilized at the end of the reporting period, however, and a relatively narrow trading range supported an overall rebound in the performance of many energy companies and oil-producing countries, including many emerging markets. A proposed agreement by the Organization of the Petroleum Exporting Countries to limit output also initially helped boost oil prices after the agreement was announced, though the longer-term effects of an agreement were uncertain and skepticism surrounding the deal tempered optimism among many investors and banks.
Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
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Schwab Fundamental Index Funds
Fund Management

Agnes Hong, CFA, Vice President and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, and Schwab Fundamental International Small Company Index Fund. Prior to joining CSIM in December 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in Risk Management group as a risk analyst.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of 10/31/16

The Schwab Fundamental US Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFI U.S. Large Company Index1 (the index), which measures the performance of the large company size segment by fundamental overall company scores which are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. stocks performed well over the reporting period, with both large-cap and small-cap stocks posting moderate gains. The Federal Reserve raised the federal funds rate in December 2015, but held steady for the remainder of the reporting period, while many U.S. economic data points showed signs of stability and improvement, including in the labor and housing markets. Market volatility declined somewhat after concerns lessened surrounding global growth and the United Kingdom’s decision to leave the European Union (also known as Brexit), though picked up toward the end of the reporting period as uncertainty increased surrounding the U.S. presidential election.
Performance.  The fund generally tracked the index for the reporting period. The fund returned 5.61% for the 12-month reporting period ended October 31, 2016, while the index returned 5.94%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. From a sector standpoint, the Consumer Discretionary sector was the only detractor from the returns of both the index and the fund. The Consumer Discretionary sector represented an average weight of approximately 12% of the fund’s investments and returned approximately -2% for the reporting period. Within this sector, the Walt Disney Company was one of the largest detractors, with the fund’s holdings of this company returning approximately -17%.
Over the reporting period, the Financials sector was the smallest contributor to overall fund performance. Financials stocks represented an average weight of approximately 12% of the fund’s investments and returned less than 3% for the reporting period.
The Information Technology sector, which includes companies involved in Internet and software services, contributed the most to the returns of the index and the fund. Representing an average weight of approximately 14% of the fund’s investments, the Information Technology sector returned approximately 13% for the reporting period. One example from this sector is Microsoft Corporation. Due in part to the increased popularity of cloud computing, the fund’s holdings of Microsoft Corporation returned approximately 17% for the reporting period.
The fund’s holdings in the Consumer Staples sector also meaningfully contributed to overall fund performance, representing an average weight of approximately 12% of the fund’s investments and returning approximately 9%.
[1]	Effective December 1, 2016, the name of the index was changed by the index provider. No other changes have occurred.
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Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	652
Weighted Average Market Cap (millions)	$119,154
Price/Earnings Ratio (P/E)	17.7
Price/Book Ratio (P/B)	2.1
Portfolio Turnover Rate	11%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (April 2, 2007 – October 31, 2016)1,2,3

Average Annual Total Returns1,2,4
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Fundamental US Large Company Index Fund (4/2/07)	5.61%	13.14%	6.88%
Russell RAFI U.S. Large Company Index[3]	5.94%	13.66%	N/A
Fundamental U.S. Large Company Spliced Index	5.94%	13.57%	7.12%
Fund Category: Morningstar Large Value	3.72%	11.34%	4.26%
Fund Expense Ratios[5]: Net 0.35%; Gross 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
Index ownership—"Russell RAFI Developed ex-U.S. Large Company Index" is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. "Research Affiliates," "Fundamental Index" and "RAFI" are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell RAFI Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental International Large Company Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes have occurred.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund prior to October 27, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell RAFI U.S. Large Company Index is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of 10/31/16

The Schwab Fundamental US Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFI U.S. Small Company Index1 (the index), which measures the performance of the small company size segment by fundamental overall company scores which are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.   U.S. stocks performed well over the reporting period, with both large-cap and small-cap stocks posting moderate gains. The Federal Reserve raised the federal funds rate in December 2015, but held steady for the remainder of the reporting period, while many U.S. economic data points showed signs of stability and improvement, including in the labor and housing markets. Market volatility declined somewhat after concerns lessened surrounding global growth and the United Kingdom’s decision to leave the European Union (also known as Brexit), though picked up toward the end of the reporting period as uncertainty increased surrounding the U.S. presidential election.
Performance.   The fund generally tracked the index for the reporting period. The fund returned 5.37% for the 12-month reporting period ended October 31, 2016, while the index returned 5.63%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors.   Energy stocks were the largest detractors from the returns of both the index and the fund, despite the relative stabilization of oil and commodity prices toward the end of the reporting period. The Energy sector, which includes companies engaged in exploration, production, refining, marketing, storage and transportation of oil and gas, represented an average weight of approximately 5% of the fund’s investments and returned approximately -18% for the reporting period. One example from this sector is Western Refining, Inc. The fund’s holdings of Western Refining, Inc. returned approximately -55%.
The Consumer Discretionary sector was another detractor from overall fund performance, representing an average weight of approximately 16% of the fund’s investments and returning approximately -6% for the reporting period.
The fund’s holdings in the Industrials sector were the largest contributors to the return of the fund. Industrials stocks represented an average weight of approximately 20% of the fund’s investments and returned approximately 11%, representing the overall positive performance of companies involved in capital goods, commercial and professional services, as well as transportation. Within this sector, the fund’s Class A holdings of Quad/Graphics, Inc. are one example, returning approximately 99%.
The Information Technology sector was another contributor to overall fund performance. Information Technology stocks represented an average weight of approximately 13% of the fund’s investments and returned approximately 14% for the reporting period.
[1]	Effective December 1, 2016, the name of the index was changed by the index provider. No other changes have occurred.
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Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	866
Weighted Average Market Cap (millions)	$3,849
Price/Earnings Ratio (P/E)	18.6
Price/Book Ratio (P/B)	1.7
Portfolio Turnover Rate	30%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S& P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (April 2, 2007 – October 31, 2016)1,2,3

Average Annual Total Returns1,2,4
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Fundamental US Small Company Index Fund (4/2/07)	5.37%	12.60%	7.40%
Russell RAFI U.S. Small Company Index[3]	5.63%	13.13%	N/A
Fundamental U.S. Small Company Spliced Index	5.63%	12.91%	7.91%
Fund Category: Morningstar Small Blend	2.91%	10.53%	5.05%
Fund Expense Ratios[5]: Net 0.35%; Gross 0.43%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
Index ownership—"Russell RAFI U.S. Small Company Index" is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. "Research Affiliates," "Fundamental Index" and "RAFI" are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell RAFI Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental US Small Company Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes have occurred.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund prior to October 27, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell RAFI U.S. Small Company Index is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of 10/31/16

The Schwab Fundamental International Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFI Developed ex-U.S. Large Company Index1 (Net) (the index), which measures the performance of the large company size segment by fundamental overall company scores which are created using as the universe the companies in the Russell Developed ex-U.S. Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.  Stocks of large companies in developed international markets generated slightly negative overall returns for the 12-month reporting period. Market volatility spiked in June after the United Kingdom’s vote to leave the European Union (also known as Brexit), as global stocks sold off and the British pound fell sharply, though many markets calmed and even rebounded in the following months. Accommodative monetary policies in Europe and Japan contributed to signs of improvement in those regions, though uncertainty remained surrounding the stability of global economic growth and the effects of the Brexit referendum.
Performance.  The fund closely tracked the index for the reporting period. The fund returned 0.07% for the 12-month reporting period ended October 31, 2016, while the index returned -0.09%. Also, timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed to the fund’s relative performance.2
Contributors and Detractors.  From a country standpoint, stocks from Canada were the largest contributors to the returns of both the index and the fund. Canadian stocks represented an average weight of approximately 7% of the fund’s investments and returned approximately 17% in U.S. dollar terms. Teck Resources, Ltd., a company engaged in the business of exploring for, acquiring, developing, and producing natural resources, is one example from this country. The fund’s Class B holdings of Teck Resources, Ltd. generated a triple-digit return of approximately 274% in U.S. dollar terms for the reporting period.
The fund’s holdings in Australia also contributed to overall fund performance, representing an average weight of approximately 6% of the fund’s investments and returning approximately 15% in U.S. dollar terms.
Italian stocks detracted the most from the returns of the index and the fund. Representing an average weight of approximately 3% of the fund’s investments, stocks from Italy returned approximately -27% in U.S. dollar terms for the reporting period, in part due to continued problems in the Italian banking system. One example from this country is UniCredit S.p.A, an Italy-based holding company engaged in the Financials sector. The fund’s holdings of UniCredit S.p.A returned approximately -60% in U.S. dollar terms.
Stocks from the United Kingdom also detracted from the return of both the index and the fund, in large part due to increased volatility and uncertainty after the June Brexit vote. United Kingdom stocks represented approximately 16% of the fund’s investments and returned approximately -7% in U.S. dollar terms for the reporting period.
[1]	Effective December 1, 2016, the name of the index was changed by the index provider. No other changes have occurred.
[2]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
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Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	843
Weighted Average Market Cap (millions)	$51,646
Price/Earnings Ratio (P/E)	16.3
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	18%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1
Top Country Weightings % of Investments

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (April 2, 2007 – October 31, 2016)1,2,3,4

Average Annual Total Returns1,2,5
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Fundamental International Large Company Index Fund (4/2/07)	0.07%	5.09%	0.49%
Russell RAFI Developed ex-U.S. Large Company Index (Net)[3,4]	-0.09%	5.09%	N/A
Fundamental Developed ex-U.S. Large Company Spliced Index	-0.09%	5.16%	1.19%
Fund Category: Morningstar Foreign Large Value	-1.81%	4.11%	-0.28%
Fund Expense Ratios[6]: Net 0.35%; Gross 0.46%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Index ownership—"Russell RAFI Developed ex-U.S. Large Company Index" is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. "Research Affiliates," "Fundamental Index" and "RAFI" are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell RAFI Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental International Large Company Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes have occurred.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund prior to October 19, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell RAFI Developed ex-U.S. Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of 10/31/16

The Schwab Fundamental International Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFI Developed ex-U.S. Small Company Index1 (Net) (the index), which measures the performance of the small company size segment by fundamental overall company scores which are created using as the universe the companies in the Russell Developed ex-U.S. Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.  Stocks of small companies in developed international markets generated solid overall returns for the 12-month reporting period. Market volatility spiked in June after the United Kingdom’s vote to leave the European Union (also known as Brexit), as global stocks sold off and the British pound fell sharply, though many markets calmed and even rebounded in the following months. Accommodative monetary policies in Europe and Japan contributed to signs of improvement in those regions, though uncertainty remained surrounding the stability of global economic growth and the effects of the Brexit referendum.
Performance.  The fund closely tracked the index for the reporting period. The fund returned 8.29% for the 12-month reporting period ended October 31, 2016, while the index returned 8.21%. Also, timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed to the fund’s relative performance.2
Contributors and Detractors.   Stocks from Japan were among the largest contributors to the fund’s return, representing an average weight of approximately 40% of the fund’s investments and returning approximately 13% in U.S. dollar terms. Among the fund’s Japanese stocks, one of the strongest contributors to fund performance was social media and Internet marketing services provider DeNA Co., Ltd. The fund’s holdings of DeNA Co., Ltd. generated a triple-digit return of approximately 101% in U.S. dollar terms.
The fund’s holdings in the Australia also contributed to overall fund performance, representing an average weight of approximately 6% of the fund’s investments and returning approximately 30% in U.S. dollar terms for the reporting period.
Stocks from the United Kingdom detracted the most from overall fund performance, in large part due to increased volatility and uncertainty after the June Brexit vote. Representing an average weight of approximately 11% of the fund’s investments, United Kingdom stocks returned approximately -11% in U.S. dollar terms. One example from this country is Debenhams plc, a company engaged in multi-channel business. The fund’s holdings of Debenhams plc returned approximately -47% in U.S. dollar terms.
Italian stocks also detracted from the return of both the index and the fund, in part due to continued problems in Italy’s banking system. The fund’s holdings in this country represented an average weight of approximately 3% of the fund’s investments and returned approximately -9% in U.S. dollar terms for the reporting period.
[1]	Effective December 1, 2016, the name of the index was changed by the index provider. No other changes have occurred.
[2]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	1,445
Weighted Average Market Cap (millions)	$3,136
Price/Earnings Ratio (P/E)	16.1
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	40%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1
Top Country Weightings % of Investments

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (January 31, 2008 – October 31, 2016)1,2,3,4

Average Annual Total Returns1,2,5
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Fundamental International Small Company Index Fund (1/31/08)	8.29%	8.34%	5.34%
Russell RAFI Developed ex-U.S. Small Company Index (Net)[3,4]	8.21%	9.23%	N/A
Fundamental Developed ex-U.S. Small Company Spliced Index	8.21%	8.63%	6.59%
Fund Category: Morningstar Foreign Small/Mid Blend	1.77%	7.52%	3.51%
Fund Expense Ratios[6]: Net 0.49%; Gross 0.71%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Index ownership—"Russell RAFI Developed ex-U.S. Small Company Index" is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. "Research Affiliates," "Fundamental Index" and "RAFI" are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell RAFI Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental International Small Company Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes have occurred.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund prior to October 19, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell RAFI Developed ex-U.S. Small Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
19
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of 10/31/16

The Schwab Fundamental Emerging Markets Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFI Emerging Markets Large Company Index1 (Net) (the index), which measures the performance of the large company size segment by fundamental overall company scores which are created using as the universe the companies in the Russell Emerging Markets Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights.  Emerging market stocks performed well over the 12-month reporting period. Continued low interest rates in the U.S. and the stabilization of oil prices supported many emerging market economies, contributing to a strong rebound in performance in 2016 from the year prior. Additionally, the Brazilian real and the Russian ruble appreciated versus the U.S. dollar over the reporting period, while the Argentine peso and the Chinese yuan depreciated versus the U.S. dollar. (When international currencies appreciate versus the U.S. dollar, returns on overseas investments are generally enhanced in U.S. dollar terms, while the depreciation of international currencies versus the U.S. dollar generally reduces returns in U.S. dollar terms.)
Performance. The fund generally tracked the index for the reporting period. The fund returned 21.64% for the 12-month reporting period ended October 31, 2016, while the index returned 22.48%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. From a country standpoint, stocks from China were the largest detractors from the returns of both the index and the fund. Chinese stocks represented an average weight of approximately 15% of the fund’s investments and returned less than 1% in U.S. dollar terms. Oil and gas producer and distributor PetroChina Company, Ltd. is one example from this country. The fund’s Class H holdings of PetroChina Company, Ltd returned approximately -12% in U.S. dollar terms for the reporting period.
The fund’s holdings in Mexico also detracted from overall fund performance, representing an average weight of approximately 3% of the fund’s investments and returning approximately -3% in U.S. dollar terms.
Brazilian stocks contributed the most to the returns of both the index and the fund. Representing an average weight of approximately 15% of the fund’s investments, stocks from Brazil generated a triple-digit return of approximately 106% in U.S. dollar terms. One example from this country is energy company Petroleo Brasileiro SA. The fund’s preferred holdings of Petroleo Brasileiro SA returned approximately 179% in U.S. dollar terms.
Stocks from Taiwan also meaningfully contributed to overall fund performance representing an average weight of approximately 12% of the fund’s investments and returning approximately 22% in U.S. dollar terms for the reporting period.
[1]	Effective December 1, 2016, the name of the index was changed by the index provider. No other changes have occurred.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	298
Weighted Average Market Cap (millions)	$56,680
Price/Earnings Ratio (P/E)	11.3
Price/Book Ratio (P/B)	1.0
Portfolio Turnover Rate	20%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1
Top Country Weightings % of Investments

Management views and portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (January 31, 2008 – October 31, 2016)1,2,3,4

Average Annual Total Returns1,2,5
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Fundamental Emerging Markets Large Company Index Fund (1/31/08)	21.64%	-0.04%	-0.05%
Russell RAFI Emerging Markets Large Company Index (Net)[3,4]	22.48%	1.13%	N/A
Fundamental Emerging Markets Large Company Spliced Index	22.48%	0.80%	1.50%
Fund Category: Morningstar Diversified Emerging Markets	8.11%	1.30%	-0.30%
Fund Expense Ratios[6]: Net 0.49%; Gross 0.85%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.
Index ownership—“Russell RAFI Emerging Markets Large Company Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC(RA) and is used by the fund under license. “Research Affiliates,” “Fundamental Index” and “RAFI” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell RAFI Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Emerging Markets Large Company Index Fund is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund. Effective December 1, 2016, the name of the index was changed by the index provider. No other changes have occurred.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund prior to October 19, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell RAFI Emerging Markets Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2016 and held through October 31, 2016.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees, or any non-routine expenses, such as proxy fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or non-routine expenses were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/16	Ending Account Value (Net of Expenses) at 10/31/16	Expenses Paid During Period 5/1/16-10/31/16[2]
Schwab Fundamental US Large Company Index Fund
Actual Return	0.35%	$1,000.00	$1,027.20	$1.78
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.34	$1.78
Schwab Fundamental US Small Company Index Fund
Actual Return	0.35%	$1,000.00	$1,040.20	$1.79
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.34	$1.78
Schwab Fundamental International Large Company Index Fund
Actual Return	0.35%	$1,000.00	$1,020.50	$1.78
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.34	$1.78
Schwab Fundamental International Small Company Index Fund
Actual Return[3]	0.49%	$1,000.00	$1,050.20	$2.53
Hypothetical 5% Return[3]	0.49%	$1,000.00	$1,022.64	$2.49
Schwab Fundamental Emerging Markets Large Company Index Fund
Actual Return	0.49%	$1,000.00	$1,127.70	$2.62
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.64	$2.49

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12- month period. This ratio does not include certain non-routine expenses, such as proxy expenses.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.
[3]	The expenses incurred by the underlying funds in which the fund invests are not included in this ratio.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$15.14	$15.56	$13.65	$10.76	$9.51
Income (loss) from investment operations:
Net investment income (loss)	0.34 [1]	0.33 [1]	0.26	0.24	0.21
Net realized and unrealized gains (losses)	0.44	(0.10)	1.87	2.89	1.22
Total from investment operations	0.78	0.23	2.13	3.13	1.43
Less distributions:
Distributions from net investment income	(0.34)	(0.26)	(0.22)	(0.24)	(0.18)
Distributions from net realized gains	(0.46)	(0.39)	—	—	—
Total distributions	(0.80)	(0.65)	(0.22)	(0.24)	(0.18)
Net asset value at end of period	$15.12	$15.14	$15.56	$13.65	$10.76
Total return	5.61%	1.44%	15.74%	29.67%	15.29%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.35%	0.35%	0.35%	0.35%	0.32% [2]
Gross operating expenses	0.39%	0.39%	0.39%	0.41%	0.44%
Net investment income (loss)	2.33%	2.16%	1.95%	2.03%	2.13%
Portfolio turnover rate	11%	12%	14%	10%	32% [3]
Net assets, end of period (x 1,000,000)	$4,569	$4,886	$4,465	$3,020	$1,960

1
Calculated based on the average shares outstanding during the period.
2
The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included.
3
Portfolio turnover would have been 12%, if rebalancing trades had not been included due to a change in the fund's index.
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Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.4%	Common Stock	3,690,338,853	4,539,101,489
0.6%	Other Investment Companies	29,213,906	29,213,906
100.0%	Total Investments	3,719,552,759	4,568,315,395
0.0%	Other Assets and Liabilities, Net		622,072
100.0%	Net Assets		4,568,937,467

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.4% of net assets

Automobiles & Components 1.2%
Other Securities		1.2	55,538,393

Banks 5.0%
Bank of America Corp.	1,906,694	0.7	31,460,451
Citigroup, Inc.	716,472	0.8	35,214,599
JPMorgan Chase & Co.	853,423	1.3	59,108,077
Wells Fargo & Co.	915,163	0.9	42,106,650
Other Securities		1.3	60,901,552
		5.0	228,791,329

Capital Goods 8.2%
3M Co.	123,161	0.4	20,358,513
General Electric Co.	1,864,598	1.2	54,259,802
United Technologies Corp.	248,092	0.6	25,355,002
Other Securities		6.0	274,173,045
		8.2	374,146,362

Commercial & Professional Supplies 0.6%
Other Securities		0.6	27,124,487

Consumer Durables & Apparel 1.1%
Other Securities		1.1	50,960,060

Consumer Services 1.7%
McDonald's Corp.	231,388	0.6	26,047,347
Other Securities		1.1	49,892,091
		1.7	75,939,438

Diversified Financials 4.2%
Berkshire Hathaway, Inc., Class B *	302,226	1.0	43,611,212
The Charles Schwab Corp. (b)	72,715	0.1	2,305,066
Security	Number of Shares	% of Net Assets	Value ($)
The Goldman Sachs Group, Inc.	149,309	0.6	26,612,836
Other Securities		2.5	116,946,812
		4.2	189,475,926

Energy 14.8%
Chevron Corp.	1,208,112	2.8	126,549,732
ConocoPhillips	1,056,282	1.0	45,895,453
Exxon Mobil Corp.	2,298,181	4.2	191,484,441
Occidental Petroleum Corp.	286,500	0.5	20,888,715
Phillips 66	347,008	0.6	28,159,699
Schlumberger Ltd.	341,110	0.6	26,685,035
Valero Energy Corp.	389,366	0.5	23,066,042
Other Securities		4.6	213,286,373
		14.8	676,015,490

Food & Staples Retailing 3.8%
Costco Wholesale Corp.	132,063	0.4	19,528,156
CVS Health Corp.	435,016	0.8	36,584,845
Wal-Mart Stores, Inc.	990,172	1.5	69,331,843
Walgreens Boots Alliance, Inc.	235,582	0.4	19,489,699
Other Securities		0.7	29,417,944
		3.8	174,352,487

Food, Beverage & Tobacco 5.0%
Altria Group, Inc.	294,616	0.4	19,480,010
Archer-Daniels-Midland Co.	448,874	0.4	19,557,440
PepsiCo, Inc.	317,163	0.7	33,999,874
Philip Morris International, Inc.	393,288	0.8	37,928,695
The Coca-Cola Co.	749,343	0.7	31,772,143
Other Securities		2.0	85,714,706
		5.0	228,452,868

Health Care Equipment & Services 5.2%
Anthem, Inc.	179,250	0.5	21,843,405
UnitedHealth Group, Inc.	266,496	0.8	37,663,880
Other Securities		3.9	177,373,967
		5.2	236,881,252

Household & Personal Products 2.1%
The Procter & Gamble Co.	722,535	1.4	62,716,038
Other Securities		0.7	32,582,249
		2.1	95,298,287

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Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Insurance 3.5%
American International Group, Inc.	459,142	0.6	28,329,061
Other Securities		2.9	132,938,510
		3.5	161,267,571

Materials 3.8%
Other Securities		3.8	175,345,564

Media 3.1%
Comcast Corp., Class A	437,457	0.6	27,043,592
The Walt Disney Co.	281,962	0.6	26,135,058
Time Warner, Inc.	351,933	0.7	31,318,518
Other Securities		1.2	57,909,152
		3.1	142,406,320

Pharmaceuticals, Biotechnology & Life Sciences 5.2%
Johnson & Johnson	471,707	1.2	54,713,295
Merck & Co., Inc.	663,562	0.9	38,964,361
Pfizer, Inc.	1,733,504	1.2	54,969,412
Other Securities		1.9	89,090,699
		5.2	237,737,767

Real Estate 1.2%
Other Securities		1.2	52,153,008

Retailing 4.6%
Lowe's Cos., Inc.	299,345	0.4	19,951,344
Target Corp.	305,383	0.5	20,988,974
The Home Depot, Inc.	262,743	0.7	32,057,273
Other Securities		3.0	137,650,855
		4.6	210,648,446

Semiconductors & Semiconductor Equipment 2.9%
Intel Corp.	1,651,276	1.3	57,579,994
QUALCOMM, Inc.	311,755	0.5	21,423,804
Other Securities		1.1	54,970,918
		2.9	133,974,716

Software & Services 7.2%
International Business Machines Corp.	439,901	1.5	67,608,385
Microsoft Corp.	1,400,628	1.8	83,925,630
Oracle Corp.	737,644	0.6	28,340,282
Other Securities		3.3	150,427,344
		7.2	330,301,641

Technology Hardware & Equipment 5.3%
Apple, Inc.	868,757	2.2	98,638,670
Cisco Systems, Inc.	1,198,451	0.8	36,768,477
HP, Inc.	2,087,791	0.7	30,252,092
Other Securities		1.6	76,218,443
		5.3	241,877,682

Security	Number of Shares	% of Net Assets	Value ($)
Telecommunication Services 3.6%
AT&T, Inc.	2,461,954	2.0	90,575,287
Verizon Communications, Inc.	1,110,949	1.2	53,436,647
Other Securities		0.4	18,375,874
		3.6	162,387,808

Transportation 1.9%
Other Securities		1.9	88,458,370

Utilities 4.2%
Other Securities		4.2	189,566,217
Total Common Stock
(Cost $3,690,338,853)			4,539,101,489

Other Investment Companies 0.6% of net assets

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25% (c)	19,932,431	0.4	19,932,431

Securities Lending Collateral 0.2%
Other Securities		0.2	9,281,475
Total Other Investment Companies
(Cost $29,213,906)			29,213,906

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $3,731,287,989 and the unrealized appreciation and depreciation were $1,023,735,954 and ($186,708,548), respectively, with a net unrealized appreciation of $837,027,406.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $8,591,040.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 12/16/16	240	25,441,200	(254,824)

26
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$4,539,101,489	$—	$—	$4,539,101,489
Other Investment Companies[1]	29,213,906	—	—	29,213,906
Total	$4,568,315,395	$—	$—	$4,568,315,395
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($254,824)	$—	$—	($254,824)
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.
27
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investment in affiliated issuer, at value (cost $1,270,946)		$2,305,066
Investments in unaffiliated issuers, at value (cost $3,709,000,338) including securities on loan of $8,591,040		4,556,728,854
Collateral invested for securities on loan, at value (cost $9,281,475)	+	9,281,475
Total investments, at value (cost $3,719,552,759)		4,568,315,395
Deposit with broker for futures contracts		1,080,000
Receivables:
Fund shares sold		9,074,973
Dividends		6,493,192
Income from securities on loan		79,043
Prepaid expenses	+	58,046
Total assets		4,585,100,649
Liabilities
Collateral held for securities on loan		9,281,475
Payables:
Investments bought		1,277,695
Investment adviser and administrator fees		895,600
Shareholder service fees		176,969
Fund shares redeemed		3,244,333
Variation margin on futures contracts		44,400
Accrued expenses	+	1,242,710
Total liabilities		16,163,182
Net Assets
Total assets		4,585,100,649
Total liabilities	–	16,163,182
Net assets		$4,568,937,467
Net Assets by Source
Capital received from investors		3,410,815,831
Net investment income not yet distributed		87,137,069
Net realized capital gains		222,476,755
Net unrealized capital appreciation		848,507,812

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,568,937,467		302,263,284		$15.12

28
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated issuer		$19,416
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $23,705)		124,093,783
Securities on loan	+	1,152,060
Total investment income		125,265,259
Expenses
Investment adviser and administrator fees		10,679,584
Shareholder service fees		3,240,775
Index fees		2,861,901
Transfer agent fees		804,734
Shareholder reports		278,528
Portfolio accounting fees		103,333
Proxy fees		96,867
Custodian fees		74,184
Professional fees		64,516
Registration fees		53,927
Independent trustees' fees		35,903
Interest expense		3,131
Other expenses	+	103,415
Total expenses		18,400,798
Expense reduction by CSIM and its affiliates	–	1,946,916
Net expenses	–	16,453,882
Net investment income		108,811,377
Realized and Unrealized Gains (Losses)
Net realized gains on affiliated issuer		84,291
Net realized gains on unaffiliated issuers		234,459,231
Net realized gains on futures contracts	+	2,925,995
Net realized gains		237,469,517
Net change in unrealized appreciation (depreciation) on affiliated issuer		(43,311)
Net change in unrealized appreciation (depreciation) on unaffiliated issuers		(95,950,250)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(516,934)
Net change in unrealized appreciation (depreciation)	+	(96,510,495)
Net realized and unrealized gains		140,959,022
Increase in net assets resulting from operations		$249,770,399
29
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$108,811,377	$105,432,655
Net realized gains		237,469,517	147,141,065
Net change in unrealized appreciation (depreciation)	+	(96,510,495)	(189,185,954)
Increase in net assets from operations		249,770,399	63,387,766
Distributions to Shareholders
Distributions from net investment income		(108,957,758)	(76,925,735)
Distributions from net realized gains	+	(146,034,638)	(114,155,826)
Total distributions		($254,992,396)	($191,081,561)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		60,574,518	$881,245,699	98,386,452	$1,496,556,101
Shares reinvested		11,581,875	160,408,965	7,976,908	122,684,844
Shares redeemed	+	(92,533,795)	(1,353,159,351)	(70,618,440)	(1,070,631,347)
Net transactions in fund shares		(20,377,402)	($311,504,687)	35,744,920	$548,609,598
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		322,640,686	$4,885,664,151	286,895,766	$4,464,748,348
Total increase or decrease	+	(20,377,402)	(316,726,684)	35,744,920	420,915,803
End of period		302,263,284	$4,568,937,467	322,640,686	$4,885,664,151
Net investment income not yet distributed			$87,137,069		$87,683,099
30
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$12.82	$13.51	$12.78	$10.31	$10.11
Income (loss) from investment operations:
Net investment income (loss)	0.18 [1]	0.18 [1]	0.14	0.16	0.15
Net realized and unrealized gains (losses)	0.43	(0.03)	1.23	3.35	0.88
Total from investment operations	0.61	0.15	1.37	3.51	1.03
Less distributions:
Distributions from net investment income	(0.18)	(0.16)	(0.12)	(0.20)	(0.12)
Distributions from net realized gains	(0.56)	(0.68)	(0.52)	(0.84)	(0.71)
Total distributions	(0.74)	(0.84)	(0.64)	(1.04)	(0.83)
Net asset value at end of period	$12.69	$12.82	$13.51	$12.78	$10.31
Total return	5.37%	1.01%	10.99%	37.55%	11.37%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.35%	0.35%	0.35%	0.35%	0.32% [2]
Gross operating expenses	0.43%	0.43%	0.44%	0.48%	0.50%
Net investment income (loss)	1.50%	1.37%	1.14%	1.41%	1.46%
Portfolio turnover rate	30%	31%	29%	27%	92% [3]
Net assets, end of period (x 1,000,000)	$1,361	$1,416	$1,208	$849	$619

1
Calculated based on the average shares outstanding during the period.
2
The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included.
3
Portfolio turnover would have been 29%, if rebalancing trades had not been included due to a change in the fund's index.
31
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.1%	Common Stock	1,117,444,910	1,348,732,855
0.0%	Rights	266,857	317,100
2.8%	Other Investment Companies	38,237,722	38,237,722
101.9%	Total Investments	1,155,949,489	1,387,287,677
(1.9%)	Other Assets and Liabilities, Net		(26,470,824)
100.0%	Net Assets		1,360,816,853

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.1% of net assets

Automobiles & Components 1.2%
Other Securities		1.2	15,575,496

Banks 5.5%
Popular, Inc.	106,200	0.3	3,855,060
Zions Bancorp	97,600	0.2	3,143,696
Other Securities		5.0	68,072,218
		5.5	75,070,974

Capital Goods 12.6%
Applied Industrial Technologies, Inc.	61,820	0.2	3,140,456
Donaldson Co., Inc.	97,800	0.3	3,571,656
Harsco Corp.	333,800	0.2	3,254,550
Kennametal, Inc.	141,100	0.3	3,994,541
MRC Global, Inc. *	222,200	0.2	3,275,228
MSC Industrial Direct Co., Inc., Class A	43,700	0.2	3,181,360
Regal Beloit Corp.	55,900	0.2	3,303,690
Spirit AeroSystems Holdings, Inc., Class A *	66,100	0.2	3,328,796
SPX Corp. *	231,400	0.3	4,398,914
Other Securities		10.5	140,141,990
		12.6	171,591,181

Commercial & Professional Supplies 4.9%
ABM Industries, Inc.	92,100	0.3	3,599,268
Copart, Inc. *	69,800	0.3	3,662,406
Quad Graphics, Inc.	142,900	0.2	3,395,304
Other Securities		4.1	55,331,068
		4.9	65,988,046

Security	Number of Shares	% of Net Assets	Value ($)
Consumer Durables & Apparel 2.5%
Other Securities		2.5	34,255,449

Consumer Services 4.5%
Graham Holdings Co., Class B	7,400	0.3	3,515,000
Other Securities		4.2	57,358,214
		4.5	60,873,214

Diversified Financials 4.9%
Raymond James Financial, Inc.	53,400	0.2	3,210,408
Other Securities		4.7	63,989,785
		4.9	67,200,193

Energy 4.4%
WPX Energy, Inc. *	379,400	0.3	4,120,284
Other Securities		4.1	55,783,607
		4.4	59,903,891

Food & Staples Retailing 0.9%
Other Securities		0.9	12,796,954

Food, Beverage & Tobacco 2.4%
Fresh Del Monte Produce, Inc.	53,300	0.2	3,216,655
Other Securities		2.2	29,801,991
		2.4	33,018,646

Health Care Equipment & Services 3.4%
Other Securities		3.4	46,827,874

Household & Personal Products 0.6%
Edgewell Personal Care Co. *	50,700	0.3	3,822,780
Other Securities		0.3	4,565,791
		0.6	8,388,571

Insurance 4.1%
Allied World Assurance Co. Holdings AG	85,700	0.3	3,683,386
Aspen Insurance Holdings Ltd.	69,500	0.2	3,353,375
Endurance Specialty Holdings Ltd.	44,996	0.3	4,137,382
Primerica, Inc.	60,000	0.2	3,282,000
Validus Holdings Ltd.	79,200	0.3	4,047,120
Other Securities		2.8	37,157,409
		4.1	55,660,672

32
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Materials 7.3%
Chemtura Corp. *	98,300	0.2	3,224,240
Cliffs Natural Resources, Inc. *	1,850,200	0.8	10,213,104
Crown Holdings, Inc. *	65,200	0.3	3,537,100
Greif, Inc., Class A	70,000	0.2	3,280,200
Martin Marietta Materials, Inc.	18,800	0.3	3,485,144
Schnitzer Steel Industries, Inc., Class A	146,810	0.3	3,545,461
Southern Copper Corp.	135,500	0.3	3,846,845
Other Securities		4.9	68,270,240
		7.3	99,402,334

Media 2.0%
Cinemark Holdings, Inc.	86,700	0.3	3,450,660
Other Securities		1.7	23,530,740
		2.0	26,981,400

Pharmaceuticals, Biotechnology & Life Sciences 2.3%
Quintiles IMS Holdings, Inc. *	55,226	0.3	3,961,913
Other Securities		2.0	26,967,595
		2.3	30,929,508

Real Estate 9.6%
Equinix, Inc.	9,486	0.2	3,389,158
Liberty Property Trust	86,300	0.3	3,489,109
Rayonier, Inc.	125,300	0.2	3,360,546
Senior Housing Properties Trust	152,000	0.2	3,233,040
Other Securities		8.7	117,293,775
		9.6	130,765,628

Retailing 5.2%
Aaron's, Inc.	133,100	0.2	3,288,901
Ulta Salon, Cosmetics & Fragrance, Inc. *	13,000	0.2	3,163,420
Other Securities		4.8	63,792,676
		5.2	70,244,997

Semiconductors & Semiconductor Equipment 2.8%
Advanced Micro Devices, Inc. *	668,000	0.4	4,829,640
ON Semiconductor Corp. *	285,200	0.2	3,328,284
Other Securities		2.2	30,179,281
		2.8	38,337,205

Software & Services 6.2%
CoreLogic, Inc. *	84,000	0.3	3,575,040
Science Applications International Corp.	52,700	0.3	3,631,557
Other Securities		5.6	76,799,365
		6.2	84,005,962

Technology Hardware & Equipment 4.3%
Insight Enterprises, Inc. *	110,900	0.2	3,192,811
Other Securities		4.1	55,156,902
		4.3	58,349,713

Security	Number of Shares	% of Net Assets	Value ($)
Telecommunication Services 1.0%
Windstream Holdings, Inc. (a)	424,100	0.2	3,329,185
Other Securities		0.8	10,056,276
		1.0	13,385,461

Transportation 3.1%
Copa Holdings S.A., Class A	43,100	0.3	3,975,113
SkyWest, Inc.	123,800	0.3	3,732,570
Other Securities		2.5	35,015,670
		3.1	42,723,353

Utilities 3.4%
Portland General Electric Co.	75,600	0.2	3,299,184
Other Securities		3.2	43,156,949
		3.4	46,456,133
Total Common Stock
(Cost $1,117,444,910)			1,348,732,855

Rights 0.0% of net assets

Technology Hardware & Equipment 0.0%
Other Securities		0.0	—

Telecommunication Services 0.0%
Other Securities		0.0	317,100
Total Rights
(Cost $266,857)			317,100

Other Investment Companies 2.8% of net assets

Money Market Fund 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25% (c)	10,788,722	0.8	10,788,722

Securities Lending Collateral 2.0%
Wells Fargo Government Money Market Fund, Select Class 0.32%(c)	27,449,000	2.0	27,449,000
Total Other Investment Companies
(Cost $38,237,722)			38,237,722

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $1,160,585,311 and the unrealized appreciation and depreciation were $305,762,362 and ($79,059,996), respectively, with a net unrealized appreciation of $226,702,366.

33
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $26,051,203.
(b)	Illiquid security. At the period end, the value of these amounted to $317,100 or 0.0% of net assets.
(c)	The rate shown is the 7-day yield.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
Russell 2000 Index, mini, Long, expires 12/16/16	92	10,941,560	(449,989)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$1,348,732,855	$—	$— *	$1,348,732,855
Rights [1]	—	—	317,100 *	317,100
Other Investment Companies	38,237,722	—	—	38,237,722
Total	$1,386,970,577	$—	$317,100	$1,387,287,677
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($449,989)	$—	$—	($449,989)
*	Level 3 amount shown includes securities determined to have no value at October 31, 2016.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.
34
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments, at value (cost $1,128,500,489) including securities on loan of $26,051,203		$1,359,838,677
Collateral invested for securities on loan, at value (cost $27,449,000)	+	27,449,000
Total investments, at value (cost $1,155,949,489)		1,387,287,677
Foreign currency, at value (cost $34)		25
Cash		446
Deposit with broker for futures contracts		483,800
Receivables:
Fund shares sold		1,132,860
Dividends		728,520
Income from securities on loan		104,598
Variation margin on futures contracts		27,799
Prepaid expenses	+	21,169
Total assets		1,389,786,894
Liabilities
Collateral held for securities on loan		27,449,000
Payables:
Investment adviser and administrator fees		291,387
Shareholder service fees		47,185
Fund shares redeemed		779,114
Accrued expenses	+	403,355
Total liabilities		28,970,041
Net Assets
Total assets		1,389,786,894
Total liabilities	–	28,970,041
Net assets		$1,360,816,853
Net Assets by Source
Capital received from investors		1,109,818,885
Net investment income not yet distributed		13,738,912
Net realized capital gains		6,370,866
Net unrealized capital appreciation		230,888,190

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,360,816,853		107,203,175		$12.69

35
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $3,007)		$22,602,155
Securities on loan	+	2,531,960
Total investment income		25,134,115
Expenses
Investment adviser and administrator fees		3,387,052
Shareholder service fees		1,251,981
Index fees		831,622
Shareholder reports		80,348
Portfolio accounting fees		67,197
Transfer agent fees		48,610
Custodian fees		46,271
Professional fees		46,194
Registration fees		30,900
Proxy fees		24,937
Independent trustees' fees		16,068
Interest expense		727
Other expenses	+	22,726
Total expenses		5,854,633
Expense reduction by CSIM and its affiliates	–	1,076,840
Net expenses	–	4,777,793
Net investment income		20,356,322
Realized and Unrealized Gains (Losses)
Net realized gains on investments		11,893,863
Net realized losses on futures contracts	+	(1,032)
Net realized gains		11,892,831
Net change in unrealized appreciation (depreciation) on investments		38,701,203
Net change in unrealized appreciation (depreciation) on futures contracts	+	(657,825)
Net change in unrealized appreciation (depreciation)	+	38,043,378
Net realized and unrealized gains		49,936,209
Increase in net assets resulting from operations		$70,292,531
36
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$20,356,322	$19,445,379
Net realized gains		11,892,831	60,741,342
Net change in unrealized appreciation (depreciation)	+	38,043,378	(72,464,259)
Increase in net assets from operations		70,292,531	7,722,462
Distributions to Shareholders
Distributions from net investment income		(20,210,722)	(14,333,166)
Distributions from net realized gains	+	(61,589,342)	(60,933,871)
Total distributions		($81,800,064)	($75,267,037)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		27,387,772	$327,990,889	39,068,787	$512,965,419
Shares reinvested		4,713,120	54,342,269	3,422,676	44,597,473
Shares redeemed	+	(35,294,191)	(425,576,331)	(21,506,579)	(281,966,672)
Net transactions in fund shares		(3,193,299)	($43,243,173)	20,984,884	$275,596,220
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		110,396,474	$1,415,567,559	89,411,590	$1,207,515,914
Total increase or decrease	+	(3,193,299)	(54,750,706)	20,984,884	208,051,645
End of period		107,203,175	$1,360,816,853	110,396,474	$1,415,567,559
Net investment income not yet distributed			$13,738,912		$14,165,949
37
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Schwab Fundamental International Large Company Index Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$8.19	$8.84	$9.05	$7.16	$7.26
Income (loss) from investment operations:
Net investment income (loss)	0.24 [1]	0.25 [1]	0.30	0.23	0.22
Net realized and unrealized gains (losses)	(0.25)	(0.60)	(0.26)	1.87	(0.08) [2]
Total from investment operations	(0.01)	(0.35)	0.04	2.10	0.14
Less distributions:
Distributions from net investment income	(0.22)	(0.30)	(0.25)	(0.21)	(0.24)
Net asset value at end of period	$7.96	$8.19	$8.84	$9.05	$7.16
Total return	0.07%	(4.07%)	0.39%	30.12%	2.24%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.35%	0.35%	0.35%	0.34% [3]	0.31% [3]
Gross operating expenses	0.46%	0.46%	0.48%	0.52%	0.56%
Net investment income (loss)	3.20%	2.96%	3.52%	2.95%	3.58%
Portfolio turnover rate	18%	11%	8%	22%	61% [4]
Net assets, end of period (x 1,000,000)	$971	$1,173	$908	$646	$501

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.
3
The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included.
4
Portfolio turnover would have been 37%, if rebalancing trades had not been included due to a change in the fund's index.
38
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
98.4%	Common Stock	1,038,626,509	956,039,183
0.7%	Preferred Stock	8,293,244	6,972,658
0.0%	Rights	14,095	39,639
0.7%	Other Investment Company	6,974,447	6,974,447
0.5%	Short-Term Investments	4,242,264	4,242,264
100.3%	Total Investments	1,058,150,559	974,268,191
(0.3%)	Other Assets and Liabilities, Net		(2,860,707)
100.0%	Net Assets		971,407,484

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 98.4% of net assets

Australia 6.4%
Australia & New Zealand Banking Group Ltd.	214,967	0.5	4,539,116
BHP Billiton Ltd.	492,253	0.9	8,600,068
Commonwealth Bank of Australia	91,947	0.5	5,118,771
National Australia Bank Ltd.	196,839	0.4	4,178,386
Wesfarmers Ltd.	145,006	0.5	4,515,332
Westpac Banking Corp.	215,944	0.5	4,993,691
Other Securities		3.1	30,064,304
		6.4	62,009,668

Austria 0.4%
Other Securities		0.4	3,436,071

Belgium 0.7%
Other Securities		0.7	7,168,730

Canada 7.5%
Royal Bank of Canada	72,444	0.5	4,526,062
Suncor Energy, Inc.	183,537	0.6	5,507,615
Other Securities		6.4	62,780,615
		7.5	72,814,292

Denmark 0.8%
Other Securities		0.8	7,505,097

Finland 0.9%
Other Securities		0.9	8,929,065

Security	Number of Shares	% of Net Assets	Value ($)
France 9.8%
BNP Paribas S.A.	93,858	0.6	5,442,192
Engie S.A.	370,184	0.5	5,338,689
Orange S.A.	313,762	0.5	4,936,623
Sanofi	84,093	0.7	6,544,014
TOTAL S.A.	369,236	1.8	17,688,214
Other Securities		5.7	55,575,378
		9.8	95,525,110

Germany 8.5%
Allianz SE - Reg'd	31,875	0.5	4,975,822
BASF SE	100,227	0.9	8,847,835
Bayer AG - Reg'd	44,688	0.5	4,437,055
Daimler AG - Reg'd	94,321	0.7	6,729,046
Deutsche Telekom AG - Reg'd	339,708	0.6	5,542,410
E.ON SE	741,406	0.6	5,433,657
Siemens AG - Reg'd	57,742	0.7	6,560,493
Other Securities		4.0	39,967,377
		8.5	82,493,695

Hong Kong 1.4%
Other Securities		1.4	13,087,816

Ireland 0.6%
Other Securities		0.6	6,041,539

Israel 0.4%
Other Securities		0.4	3,760,062

Italy 3.0%
Enel S.p.A.	1,313,124	0.6	5,645,563
Eni S.p.A.	608,052	0.9	8,824,207
Other Securities		1.5	15,051,868
		3.0	29,521,638

Japan 22.2%
Hitachi Ltd.	846,000	0.5	4,509,935
Honda Motor Co., Ltd.	187,500	0.6	5,610,301
Mitsubishi UFJ Financial Group, Inc.	837,534	0.4	4,321,515
Nippon Telegraph & Telephone Corp.	98,808	0.5	4,380,833
Toyota Motor Corp.	181,318	1.1	10,517,661
Other Securities		19.1	186,303,445
		22.2	215,643,690

39
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Luxembourg 0.6%
Other Securities		0.6	5,415,175

Netherlands 5.5%
Koninklijke Ahold Delhaize N.V. *	182,238	0.4	4,157,286
Royal Dutch Shell plc, A Shares	607,928	1.6	15,147,966
Royal Dutch Shell plc, B Shares	623,383	1.7	16,078,607
Other Securities		1.8	17,697,743
		5.5	53,081,602

New Zealand 0.1%
Other Securities		0.1	1,156,197

Norway 0.9%
Statoil A.S.A.	268,321	0.5	4,380,610
Other Securities		0.4	4,630,197
		0.9	9,010,807

Portugal 0.2%
Other Securities		0.2	2,132,492

Singapore 0.8%
Other Securities		0.8	7,653,948

Spain 4.2%
Banco Santander S.A.	2,533,618	1.3	12,414,793
Repsol S.A.	306,041	0.4	4,273,094
Telefonica S.A.	803,502	0.8	8,164,065
Other Securities		1.7	15,817,340
		4.2	40,669,292

Sweden 2.1%
Other Securities		2.1	20,794,814

Switzerland 6.1%
Glencore plc *	2,849,926	0.9	8,723,925
Nestle S.A. - Reg'd	140,489	1.0	10,187,401
Novartis AG - Reg'd	104,443	0.8	7,412,067
Roche Holding AG	25,871	0.6	5,942,091
Other Securities		2.8	27,296,612
		6.1	59,562,096

United Kingdom 15.3%
Anglo American plc *	373,675	0.5	5,186,312
AstraZeneca plc	97,506	0.6	5,459,857
BHP Billiton plc	332,319	0.5	4,997,102
BP plc	4,016,732	2.4	23,745,732
British American Tobacco plc	88,756	0.5	5,086,867
GlaxoSmithKline plc	311,449	0.6	6,152,465
HSBC Holdings plc	1,580,761	1.2	11,904,927
Rio Tinto plc	154,398	0.6	5,369,238
Tesco plc *	1,748,899	0.5	4,504,613
Security	Number of Shares	% of Net Assets	Value ($)
Vodafone Group plc	2,883,427	0.8	7,918,827
Other Securities		7.1	68,300,347
		15.3	148,626,287
Total Common Stock
(Cost $1,038,626,509)			956,039,183

Preferred Stock 0.7% of net assets

Germany 0.6%
Volkswagen AG	29,270	0.4	4,035,616
Other Securities		0.2	1,803,078
		0.6	5,838,694

Italy 0.1%
Other Securities		0.1	1,043,545

Spain 0.0%
Other Securities		0.0	90,419
Total Preferred Stock
(Cost $8,293,244)			6,972,658

Rights 0.0% of net assets

Italy 0.0%
Other Securities		0.0	—

Spain 0.0%

Capital Goods 0.0%
Other Securities		0.0	13,492

Sweden 0.0%
Other Securities		0.0	26,147
Total Rights
(Cost $14,095)			39,639

Other Investment Company 0.7% of net assets

United States 0.7%

Securities Lending Collateral 0.7%
Wells Fargo Government Money Market Fund, Select Class 0.32%(c)	6,974,447	0.7	6,974,447
Total Other Investment Company
(Cost $6,974,447)			6,974,447

40
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.5% of net assets

Time Deposit 0.5%
Other Securities		0.5	4,242,264
Total Short-Term Investments
(Cost $4,242,264)			4,242,264

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $1,075,741,335 unrealized appreciation and depreciation were $68,512,456 and ($169,985,600), respectively, with a net unrealized depreciation of ($101,473,144).
At 10/31/16, the values of certain foreign securities held by the fund aggregating $878,304,311 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information)
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Illiquid security. At the period end, the value of these amounted to $101,213 or 0.0% of net assets.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $6,449,085.
(c)	The rate shown is the 7-day yield.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $135,670 or 0.0% of net assets.
(e)	The rate shown is the current daily overnight rate.
(f)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 12/16/16	85	7,079,225	(159,730)

41
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$—	$418,944,634	$—	$418,944,634
Australia	—	61,943,649	66,019	62,009,668
Belgium	2,640,279	4,528,451	—	7,168,730
Canada	72,814,292	—	— *	72,814,292
Germany	287,102	82,206,593	—	82,493,695
Hong Kong	925,832	12,161,984	—	13,087,816
Ireland	2,554,818	3,486,721	—	6,041,539
Israel	288,603	3,471,459	—	3,760,062
Netherlands	541,059	52,540,543	— *	53,081,602
Singapore	742,350	6,911,598	—	7,653,948
Sweden	546,481	20,248,333	—	20,794,814
Switzerland	1,181,948	58,380,148	—	59,562,096
United Kingdom	2,109,700	146,507,540	9,047	148,626,287
Preferred Stock[1]	—	6,972,658	—	6,972,658
Rights
Italy	—	—	— *	—
Spain	13,492	—	—	13,492
Sweden	—	—	26,147	26,147
Other Investment Company[1]	6,974,447	—	—	6,974,447
Short-Term Investments[1]	—	4,242,264	—	4,242,264
Total	$91,620,403	$882,546,575	$101,213	$974,268,191
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($159,730)	$—	$—	($159,730)
*	Level 3 amount shown includes securities determined to have no value at October 31, 2016.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016. The transfers in the amount of $4,383,172 and $2,302,464 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, were primarily due to the use of international fair valuation by the fund. The transfers into Level 3 from Level 1 or Level 2 were due to the result of fair valued securities for which no quoted value was available.
42
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments, at value (cost $1,051,176,112) including securities on loan of $6,449,085		$967,293,744
Collateral invested for securities on loan, at value (cost $6,974,447)	+	6,974,447
Total investments, at value (cost $1,058,150,559)		974,268,191
Foreign currency, at value (cost $844)		832
Deposit with broker for futures contracts		672,000
Receivables:
Investments sold		7,971
Dividends		2,232,505
Fund shares sold		1,172,410
Foreign tax reclaims		928,231
Income from securities on loan		37,088
Variation margin on futures contracts		3,825
Interest		16
Prepaid expenses	+	14,770
Total assets		979,337,839
Liabilities
Collateral held for securities on loan		6,974,447
Payables:
Investments bought		14,115
Investment adviser and administrator fees		209,909
Shareholder service fees		1,419
Fund shares redeemed		431,007
Accrued expenses	+	299,458
Total liabilities		7,930,355
Net Assets
Total assets		979,337,839
Total liabilities	–	7,930,355
Net assets		$971,407,484
Net Assets by Source
Capital received from investors		1,104,372,056
Net investment income not yet distributed		26,747,894
Net realized capital losses		(75,557,274)
Net unrealized capital depreciation		(84,155,192)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$971,407,484		122,021,408		$7.96

43
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $3,434,251)		$33,789,503
Interest		4,715
Securities on loan	+	1,106,132
Total investment income		34,900,350
Expenses
Investment adviser and administrator fees		2,561,585
Shareholder service fees		655,568
Index fees		601,805
Custodian fees		262,963
Professional fees		98,145*
Portfolio accounting fees		93,077
Transfer agent fees		63,542
Shareholder reports		54,864
Registration fees		36,429
Proxy fees		15,283
Independent trustees' fees		13,867
Interest expense		10,065
Other expenses	+	38,667
Total expenses		4,505,860
Expense reduction by CSIM and its affiliates	–	1,041,627
Net expenses	–	3,464,233
Net investment income		31,436,117
Realized and Unrealized Gains (Losses)
Net realized gains on investments		23,919,280
Net realized losses on futures contracts		(145,314)
Net realized gains on foreign currency transactions	+	5,818
Net realized gains		23,779,784
Net change in unrealized appreciation (depreciation) on investments		(76,734,681)
Net change in unrealized appreciation (depreciation) on futures contracts		(169,149)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(67,568)
Net change in unrealized appreciation (depreciation)	+	(76,971,398)
Net realized and unrealized losses		(53,191,614)
Decrease in net assets resulting from operations		($21,755,497)
*	Includes professional fees of $47,807 associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 and 4 for additional information.
44
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$31,436,117	$30,904,722
Net realized gains		23,779,784	18,843,077
Net change in unrealized appreciation (depreciation)	+	(76,971,398)	(94,794,551)
Decrease in net assets from operations		(21,755,497)	(45,046,752)
Distributions to Shareholders
Distributions from net investment income		($31,819,112)	($30,718,378)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		40,777,391	$309,566,525	77,124,870	$646,716,280
Shares reinvested		2,600,103	19,448,771	2,428,390	20,277,055
Shares redeemed	+	(64,663,235)	(477,115,945)	(38,940,325)	(326,201,774)
Net transactions in fund shares		(21,285,741)	($148,100,649)	40,612,935	$340,791,561
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		143,307,149	$1,173,082,742	102,694,214	$908,056,311
Total increase or decrease	+	(21,285,741)	(201,675,258)	40,612,935	265,026,431
End of period		122,021,408	$971,407,484	143,307,149	$1,173,082,742
Net investment income not yet distributed			$26,747,894		$26,399,326
45
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$11.25	$11.15	$11.47	$9.13	$9.53
Income (loss) from investment operations:
Net investment income (loss)[1]	0.25	0.22	0.22	0.22	0.21
Net realized and unrealized gains (losses)	0.66	0.12	(0.23)	2.42	0.03
Total from investment operations	0.91	0.34	(0.01)	2.64	0.24
Less distributions:
Distributions from net investment income	(0.23)	(0.19)	(0.31)	(0.30)	(0.25)
Distributions from net realized gains	—	(0.05)	—	—	(0.39)
Total distributions	(0.23)	(0.24)	(0.31)	(0.30)	(0.64)
Net asset value at end of period	$11.93	$11.25	$11.15	$11.47	$9.13
Total return	8.29%	3.09%	(0.07%)	29.75%	3.13%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.49%	0.49%	0.49%	0.47% [2],[3]	0.46% [4],[5]
Gross operating expenses	0.68%	0.71%	0.80%	0.93%	0.92% [5]
Net investment income (loss)	2.24%	1.98%	1.87%	2.21%	2.42%
Portfolio turnover rate	40%	37%	41%	29%	89% [6]
Net assets, end of period (x 1,000,000)	$476	$427	$275	$150	$90

1
Calculated based on the average shares outstanding during the period.
2
Effective June 11, 2013, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/13 is a blended ratio.
3
The ratio of net operating expenses would have been 0.52%, if voluntary waiver by CSIM had not been included.
4
The ratio of net operating expenses would have been 0.51%, if voluntary waiver by CSIM had not been included.
5
The net operating and gross operating expense ratios would have been 0.50% and 0.97%, respectively, if vendor payments had not been included.
6
Portfolio turnover would have been 48%, if rebalancing trades had not been included due to a change in the fund's index.
46
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
98.1%	Common Stock	418,316,515	466,853,667
0.3%	Preferred Stock	1,291,278	1,378,729
0.0%	Rights	—	4,584
2.7%	Other Investment Company	12,674,005	12,674,005
1.1%	Short-Term Investments	5,042,424	5,042,424
102.2%	Total Investments	437,324,222	485,953,409
(2.2%)	Other Assets and Liabilities, Net		(10,328,425)
100.0%	Net Assets		475,624,984

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 98.1% of net assets

Australia 6.2%
ALS Ltd.	181,573	0.2	857,938
Dexus Property Group	111,728	0.2	758,983
OZ Minerals Ltd.	175,316	0.2	895,750
Qantas Airways Ltd.	340,806	0.2	791,974
Sigma Pharmaceuticals Ltd.	758,132	0.2	765,101
UGL Ltd. *	328,993	0.2	803,126
Whitehaven Coal Ltd. *	388,106	0.2	892,539
Other Securities		4.8	23,706,787
		6.2	29,472,198

Austria 0.9%
Other Securities		0.9	4,171,120

Belgium 1.1%
Other Securities		1.1	5,364,441

Canada 8.1%
Bonavista Energy Corp.	317,800	0.2	1,037,772
IAMGOLD Corp. *	228,268	0.2	913,889
Parkland Fuel Corp.	34,362	0.2	802,625
Waste Connections, Inc.	19,634	0.3	1,473,465
Other Securities		7.2	34,226,420
		8.1	38,454,171

Denmark 1.2%
Other Securities		1.2	5,907,980

Finland 1.6%
Other Securities		1.6	7,878,623

Security	Number of Shares	% of Net Assets	Value ($)
France 3.7%
Edenred	33,211	0.2	768,622
Neopost S.A.	29,327	0.2	888,209
Nexans S.A. *	15,948	0.2	906,521
SEB S.A.	5,094	0.2	749,711
Other Securities		2.9	14,094,206
		3.7	17,407,269

Germany 2.9%
Other Securities		2.9	13,990,707

Greece 0.0%
Other Securities		0.0	—

Hong Kong 4.2%
Other Securities		4.2	20,042,886

Ireland 0.8%
Other Securities		0.8	3,741,092

Israel 0.9%
Other Securities		0.9	4,278,508

Italy 2.5%
A2A S.p.A	564,516	0.2	768,801
Other Securities		2.3	11,049,650
		2.5	11,818,451

Japan 40.1%
Dena Co., Ltd.	34,486	0.2	1,109,480
EDION Corp. (a)	97,300	0.2	862,019
FamilyMart UNY Holdings Co., Ltd.	30,100	0.4	1,887,887
Fujikura Ltd.	130,000	0.2	763,815
Fukuoka Financial Group, Inc.	172,000	0.2	744,325
Hitachi Chemical Co., Ltd.	38,800	0.2	907,022
Hitachi High-Technologies Corp.	21,600	0.2	900,850
Konami Holdings Corp.	24,500	0.2	967,564
Mitsubishi Gas Chemical Co., Inc.	67,000	0.2	1,031,178
Morinaga Milk Industry Co., Ltd.	113,000	0.2	910,165
Nichirei Corp.	41,000	0.2	896,533
Nissin Foods Holdings Co., Ltd.	14,000	0.2	810,305
NOK Corp.	33,400	0.2	752,693
North Pacific Bank Ltd.	265,000	0.2	988,288
Taisho Pharmaceutical Holdings Co., Ltd.	8,100	0.2	790,149
The Chiba Bank Ltd.	124,000	0.2	766,914

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Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
Tokuyama Corp. *(a)	247,000	0.2	1,056,115
Toyoda Gosei Co., Ltd.	33,200	0.2	760,767
Toyota Boshoku Corp.	32,500	0.2	819,359
Tsuruha Holdings, Inc.	6,600	0.2	761,527
Yamaha Corp.	25,000	0.2	893,236
Other Securities		35.7	171,188,327
		40.1	190,568,518

Luxembourg 0.5%
Ternium S.A. ADR	33,174	0.2	793,190
Other Securities		0.3	1,786,650
		0.5	2,579,840

Netherlands 2.0%
X5 Retail Group N.V. GDR - Reg'd *	28,006	0.2	835,699
Other Securities		1.8	8,618,141
		2.0	9,453,840

New Zealand 1.0%
Other Securities		1.0	4,939,850

Norway 1.4%
Other Securities		1.4	6,501,606

Portugal 0.4%
Other Securities		0.4	1,906,772

Singapore 1.9%
Hutchison Port Holdings Trust, Class U	1,674,900	0.2	744,007
Other Securities		1.7	8,380,941
		1.9	9,124,948

Spain 1.8%
Other Securities		1.8	8,367,688

Sweden 1.9%
Husqvarna AB, B Shares	106,116	0.2	797,799
Other Securities		1.7	8,371,291
		1.9	9,169,090

Switzerland 2.9%
Georg Fischer AG - Reg'd	872	0.2	773,111
Other Securities		2.7	12,940,340
		2.9	13,713,451

United Kingdom 10.1%
Evraz plc *	413,820	0.2	1,037,530
IHS Markit Ltd. *	21,301	0.2	783,664
Kazakhmys plc *	312,237	0.2	1,090,635
Melrose Industries plc	426,586	0.2	880,343
Serco Group plc *	531,450	0.2	890,052
Security	Number of Shares	% of Net Assets	Value ($)
Vedanta Resources plc	146,946	0.3	1,283,950
Other Securities		8.8	42,034,444
		10.1	48,000,618
Total Common Stock
(Cost $418,316,515)			466,853,667

Preferred Stock 0.3% of net assets

Germany 0.2%
Other Securities		0.2	1,023,210

Italy 0.0%
Other Securities		0.0	166,091

Sweden 0.1%
Other Securities		0.1	188,453

United Kingdom 0.0%
Other Securities		0.0	975
Total Preferred Stock
(Cost $1,291,278)			1,378,729

Rights 0.0% of net assets

Australia 0.0%
Other Securities		0.0	4,584
Total Rights
(Cost $—)			4,584

Other Investment Company 2.7% of net assets

United States 2.7%

Securities Lending Collateral 2.7%
Wells Fargo Government Money Market Fund, Select Class 0.32%(d)	12,674,005	2.7	12,674,005
Total Other Investment Company
(Cost $12,674,005)			12,674,005
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 1.1% of net assets

Time Deposits 1.1%
Sumitomo Mitsui Banking Corp.	3,587,443	0.8	3,587,443
Other Securities		0.3	1,454,981
		1.1	5,042,424
Total Short-Term Investments
(Cost $5,042,424)			5,042,424

End of Investments.

48
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

At 10/31/16, the tax basis cost of the fund's investments was $445,714,319 and the unrealized appreciation and depreciation were $71,389,818 and ($31,150,728), respectively, with a net unrealized appreciation of $40,239,090.
At 10/31/16, the values of certain foreign securities held by the fund aggregating $403,895,175 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information)
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $11,642,227.
(b)	Illiquid security. At the period end, the value of these amounted to $24,889 or 0.0% of net assets.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,631,609 or 0.8% of net assets.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the current daily overnight rate.
(f)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 12/16/16	80	6,662,800	(50,330)

49
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Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$—	$5,907,980	$—	$5,907,980
Australia	215,238	29,256,960	— *	29,472,198
Austria	362,650	3,808,470	—	4,171,120
Belgium	688,211	4,676,230	—	5,364,441
Canada	38,454,171	—	—	38,454,171
Finland	223,099	7,655,524	—	7,878,623
France	212,826	17,194,443	—	17,407,269
Germany	95,278	13,895,429	—	13,990,707
Greece	—	—	— *	—
Hong Kong	182,935	19,859,951	—	20,042,886
Ireland	2,522,883	1,218,209	—	3,741,092
Israel	350,300	3,928,208	—	4,278,508
Italy	1,071,877	10,746,574	— *	11,818,451
Japan	401,194	190,167,324	—	190,568,518
Luxembourg	941,914	1,637,926	— *	2,579,840
Netherlands	2,278,928	7,174,912	—	9,453,840
New Zealand	401,251	4,538,599	—	4,939,850
Norway	761,991	5,739,615	—	6,501,606
Portugal	214,187	1,692,585	— *	1,906,772
Singapore	262,509	8,862,439	— *	9,124,948
Spain	704,032	7,663,656	— *	8,367,688
Sweden	72,119	9,096,971	—	9,169,090
Switzerland	2,057,930	11,655,521	—	13,713,451
United Kingdom	11,648,356	36,328,348	23,914 *	48,000,618
Preferred Stock[1]	—	1,189,301	—	1,189,301
Sweden	188,453	—	—	188,453
United Kingdom	—	—	975	975
Rights [1]	4,584	—	—	4,584
Other Investment Company
United States[1]	12,674,005	—	—	12,674,005
Short-Term Investments[1]	—	5,042,424	—	5,042,424
Total	$76,990,921	$408,937,599	$24,889	$485,953,409
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($50,330)	$—	$—	($50,330)
*	Level 3 amount shown includes securities determined to have no value at October 31, 2016.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
50
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Schwab Fundamental International Small Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016. The transfers in the amount of $4,796,360 and $14,247,982 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, were primarily due to the use of international fair valuation by the fund. The transfers from Level 3 to Level 1 or Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs.
51
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Schwab Fundamental International Small Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments, at value (cost $424,650,217) including securities on loan of $11,642,227		$473,279,404
Collateral invested for securities on loan, at value (cost $12,674,005)	+	12,674,005
Total investments, at value (cost $437,324,222)		485,953,409
Deposit with broker for futures contracts		420,000
Receivables:
Investments sold		191,034
Dividends		1,395,279
Fund shares sold		848,872
Foreign tax reclaims		164,634
Income from securities on loan		40,155
Variation margin on futures contracts		3,152
Interest		15
Prepaid expenses	+	11,346
Total assets		489,027,896
Liabilities
Collateral held for securities on loan		12,674,005
Payables:
Investment adviser and administrator fees		126,617
Shareholder service fees		780
Fund shares redeemed		236,311
Due to custodian		13,706
Accrued expenses	+	351,493
Total liabilities		13,402,912
Net Assets
Total assets		489,027,896
Total liabilities	–	13,402,912
Net assets		$475,624,984
Net Assets by Source
Capital received from investors		426,353,621
Net investment income not yet distributed		6,730,088
Net realized capital losses		(5,981,800)
Net unrealized capital appreciation		48,523,075

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$475,624,984		39,872,738		$11.93

52
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $1,272,585)		$11,083,850
Interest		4,035
Securities on loan	+	603,029
Total investment income		11,690,914
Expenses
Investment adviser and administrator fees		1,711,622
Shareholder service fees		379,086
Index fees		366,931
Custodian fees		171,960
Portfolio accounting fees		91,491
Professional fees		45,045
Shareholder reports		42,278
Transfer agent fees		29,409
Registration fees		28,422
Proxy fees		14,595
Independent trustees' fees		10,468
Interest expense		2,193
Other expenses	+	36,635
Total expenses		2,930,135
Expense reduction by CSIM and its affiliates	–	816,610
Net expenses	–	2,113,525
Net investment income		9,577,389
Realized and Unrealized Gains (Losses)
Net realized gains on investments		191,965
Net realized losses on futures contracts		(93,457)
Net realized gains on foreign currency transactions	+	68,033
Net realized gains		166,541
Net change in unrealized appreciation (depreciation) on investments		26,234,518
Net change in unrealized appreciation (depreciation) on futures contracts		(50,330)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(46,681)
Net change in unrealized appreciation (depreciation)	+	26,137,507
Net realized and unrealized gains		26,304,048
Increase in net assets resulting from operations		$35,881,437
53
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$9,577,389	$7,361,535
Net realized gains (losses)		166,541	(3,607,548)
Net change in unrealized appreciation (depreciation)	+	26,137,507	6,250,814
Increase in net assets from operations		35,881,437	10,004,801
Distributions to Shareholders
Distributions from net investment income		(8,387,388)	(4,674,757)
Distributions from net realized gains	+	—	(1,212,255)
Total distributions		($8,387,388)	($5,887,012)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		13,213,332	$147,536,415	21,683,419	$240,269,549
Shares reinvested		604,755	6,525,310	378,138	4,049,856
Shares redeemed	+	(11,915,246)	(132,914,627)	(8,780,138)	(96,851,042)
Net transactions in fund shares		1,902,841	$21,147,098	13,281,419	$147,468,363
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		37,969,897	$426,983,837	24,688,478	$275,397,685
Total increase	+	1,902,841	48,641,147	13,281,419	151,586,152
End of period		39,872,738	$475,624,984	37,969,897	$426,983,837
Net investment income not yet distributed			$6,730,088		$4,752,504
54
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$6.67	$8.60	$9.24	$8.86	$9.17
Income (loss) from investment operations:
Net investment income (loss)	0.16 [1]	0.20 [1]	0.20	0.19	0.25
Net realized and unrealized gains (losses)	1.22	(1.92)	(0.66)	0.43	(0.17)
Total from investment operations	1.38	(1.72)	(0.46)	0.62	0.08
Less distributions:
Distributions from net investment income	(0.19)	(0.21)	(0.18)	(0.24)	(0.22)
Distributions from net realized gains	—	—	—	—	(0.17)
Total distributions	(0.19)	(0.21)	(0.18)	(0.24)	(0.39)
Net asset value at end of period	$7.86	$6.67	$8.60	$9.24	$8.86
Total return	21.64%	(20.28%)	(5.03%)	7.11%	1.18%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.49%	0.49%	0.49%	0.51% [2],[3]	0.56% [4]
Gross operating expenses	0.88%	0.85%	0.85%	0.88%	0.91%
Net investment income (loss)	2.41%	2.61%	2.35%	2.22%	2.75%
Portfolio turnover rate	20%	27%	19%	22%	86% [5]
Net assets, end of period (x 1,000,000)	$336	$304	$346	$353	$314

1
Calculated based on the average shares outstanding during the period.
2
Effective June 11, 2013, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/13 is a blended ratio.
3
The ratio of net operating expenses would have been 0.56%, if voluntary waiver by CSIM had not been included.
4
The ratio of net operating expenses would have been 0.60%, if voluntary waiver by CSIM had not been included.
5
Portfolio turnover would have been 51%, if rebalancing trades had not been included due to a change in the fund's index.
55
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016

This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-877-824-5615. This complete schedule, filed on the fund's N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
85.6%	Common Stock	271,859,684	287,081,355
14.3%	Preferred Stock	38,095,111	48,115,382
0.3%	Short-Term Investments	981,984	981,984
100.2%	Total Investments	310,936,779	336,178,721
(0.2%)	Other Assets and Liabilities, Net		(584,508)
100.0%	Net Assets		335,594,213

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 85.6% of net assets

Brazil 8.7%
Ambev S.A.	321,050	0.6	1,893,913
Banco do Brasil S.A.	396,215	1.1	3,635,695
Petroleo Brasileiro S.A. *	1,382,458	2.4	8,073,000
Vale S.A. *	873,876	1.8	6,044,857
Other Securities		2.8	9,372,273
		8.7	29,019,738

Chile 0.6%
Other Securities		0.6	2,070,882

China 15.0%
Bank of China Ltd., Class H	8,614,234	1.2	3,860,202
China Construction Bank Corp., Class H	10,516,960	2.3	7,679,976
China Mobile Ltd.	516,055	1.8	5,912,128
China Petroleum & Chemical Corp., Class H	6,915,400	1.5	5,001,220
CNOOC Ltd.	2,632,075	1.0	3,311,871
Industrial & Commercial Bank of China Ltd., Class H	8,768,172	1.6	5,263,001
PetroChina Co., Ltd., Class H	3,670,000	0.7	2,511,143
Other Securities		4.9	16,835,562
		15.0	50,375,103

Colombia 0.4%
Other Securities		0.4	1,447,545

Czech Republic 0.2%
Other Securities		0.2	806,316

Greece 0.7%
Other Securities		0.7	2,198,357

Security	Number of Shares	% of Net Assets	Value ($)
Hungary 0.5%
Other Securities		0.5	1,499,825

India 4.0%
Oil & Natural Gas Corp., Ltd.	313,146	0.4	1,353,717
Reliance Industries Ltd.	173,010	0.8	2,722,830
Other Securities		2.8	9,270,944
		4.0	13,347,491

Indonesia 1.4%
Other Securities		1.4	4,674,998

Malaysia 1.7%
Other Securities		1.7	5,768,161

Mexico 2.9%
America Movil S.A.B. de C.V., Series L	3,554,119	0.7	2,354,244
Cemex S.A.B. de C.V., Series CPO *	1,629,900	0.4	1,410,780
Other Securities		1.8	5,858,182
		2.9	9,623,206

Peru 0.1%
Other Securities		0.1	426,712

Philippines 0.1%
Other Securities		0.1	401,106

Poland 1.9%
Polski Koncern Naftowy Orlen S.A.	89,614	0.5	1,775,463
Other Securities		1.4	4,485,824
		1.9	6,261,287

Republic of Korea 15.6%
Hyundai Heavy Industries Co., Ltd. *	13,782	0.5	1,747,837
Hyundai Mobis Co., Ltd.	7,449	0.5	1,776,648
Hyundai Motor Co.	23,535	0.9	2,873,374
Kia Motors Corp.	49,391	0.5	1,753,811
LG Display Co., Ltd.	60,870	0.4	1,455,379
LG Electronics, Inc.	31,678	0.4	1,320,571
POSCO	20,698	1.3	4,306,683
Samsung Electronics Co., Ltd.	11,785	5.0	16,856,417
Shinhan Financial Group Co., Ltd.	44,379	0.5	1,697,682
SK Hynix, Inc.	51,882	0.6	1,855,644

56
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental Emerging Markets Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

Security	Number of Shares	% of Net Assets	Value ($)
SK Innovation Co., Ltd.	16,572	0.7	2,181,443
Other Securities		4.3	14,613,254
		15.6	52,438,743

Russia 11.3%
Gazprom PJSC *	4,370,370	2.9	9,570,507
Gazprom PJSC ADR	878,000	1.1	3,785,829
Lukoil PJSC	204,336	3.0	9,990,995
MMC Norilsk Nickel PJSC *	9,320	0.4	1,373,570
Sberbank of Russia PJSC *	646,260	0.4	1,502,474
Surgutneftegas OJSC	7,083,005	0.9	3,018,040
Tatneft PJSC *	320,540	0.5	1,794,787
Other Securities		2.1	7,033,111
		11.3	38,069,313

South Africa 6.2%
MTN Group Ltd.	376,011	1.0	3,247,733
Sasol Ltd.	114,014	0.9	3,148,495
Standard Bank Group Ltd.	164,981	0.5	1,751,320
Other Securities		3.8	12,613,687
		6.2	20,761,235

Taiwan 11.5%
Formosa Chemicals & Fibre Corp.	442,442	0.4	1,313,612
Hon Hai Precision Industry Co., Ltd.	2,130,466	1.7	5,754,733
Taiwan Semiconductor Manufacturing Co., Ltd.	1,017,103	1.8	6,103,993
Other Securities		7.6	25,483,746
		11.5	38,656,084

Thailand 1.5%
PTT PCL	199,087	0.6	1,968,258
Other Securities		0.9	3,046,325
		1.5	5,014,583

Turkey 1.2%
Other Securities		1.2	4,003,840

United Arab Emirates 0.1%
Other Securities		0.1	216,830
Total Common Stock
(Cost $271,859,684)			287,081,355

Preferred Stock 14.3% of net assets

Brazil 12.1%
Banco Bradesco S.A.	406,816	1.3	4,261,882
Companhia Energetica de Minas Gerais	573,908	0.5	1,753,008
Gerdau S.A.	682,206	0.7	2,355,235
Itau Unibanco Holding S.A.	529,285	1.9	6,367,339
Metalurgica Gerdau S.A. *	1,237,777	0.5	1,841,930
Petroleo Brasileiro S.A. *	2,182,154	3.6	12,093,454
Vale S.A. *	1,245,128	2.4	8,047,303
Other Securities		1.2	3,994,016
		12.1	40,714,167

Security	Number of Shares	% of Net Assets	Value ($)
Colombia 0.1%
Other Securities		0.1	406,851

Republic of Korea 1.0%
Samsung Electronics Co., Ltd.	2,060	0.7	2,368,525
Other Securities		0.3	1,024,457
		1.0	3,392,982

Russia 1.1%
AK Transneft OAO *	1,216	0.9	2,915,274
Other Securities		0.2	686,108
		1.1	3,601,382
Total Preferred Stock
(Cost $38,095,111)			48,115,382
Security Rate, Maturity Date	Face Amount ($)	% of Net Assets	Value ($)
Short-Term Investments 0.3% of net assets

Time Deposit 0.3%
Other Securities		0.3	981,984
Total Short-Term Investments
(Cost $981,984)			981,984

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $337,566,469 and the unrealized appreciation and depreciation were $28,923,173 and ($30,310,921), respectively, with a net unrealized depreciation of ($1,387,748).
At 10/31/16, the values of certain foreign securities held by the fund aggregating $206,358,264 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information)
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(b)	The rate shown is the current daily overnight rate.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
Reg'd —	Registered

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Schwab Fundamental Emerging Markets Large Company Index Fund
Condensed Portfolio Holdings  as of October 31, 2016 (continued)

In additional to the above the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EMG MKT, e-mini, Long, expires 12/16/16	15	677,625	(12,533)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$—	$124,504,877	$—	$124,504,877
Brazil	29,019,738	—	—	29,019,738
Chile	1,187,540	883,342	—	2,070,882
China	828,248	49,546,855	—	50,375,103
Colombia	1,447,545	—	—	1,447,545
Malaysia	2,550,526	3,217,635	—	5,768,161
Mexico	9,623,206	—	—	9,623,206
Peru	426,712	—	—	426,712
Russia	34,283,484	3,785,829	—	38,069,313
South Africa	349,988	20,411,247	— *	20,761,235
Thailand	4,399,086	615,497	—	5,014,583
Preferred Stock[1]	—	3,392,982	—	3,392,982
Brazil	40,714,167	—	—	40,714,167
Colombia	406,851	—	—	406,851
Russia	3,601,382	—	—	3,601,382
Short-Term Investments[1]	—	981,984	—	981,984
Total	$128,838,473	$207,340,248	$—	$336,178,721
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($12,533)	$—	$—	($12,533)
*	Level 3 amount shown includes securities determined to have no value at October 31, 2016.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $1,791,124 and $38,801,773 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended October 31, 2016. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 during the period.
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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments, at value (cost $310,936,779)		$336,178,721
Foreign currency, at value (cost $365,923)		362,646
Deposit with broker for futures contracts		148,000
Receivables:
Fund shares sold		365,697
Dividends		331,836
Variation margin on futures contracts		8,748
Foreign tax reclaims		2,326
Prepaid expenses	+	6,018
Total assets		337,403,992
Liabilities
Payables:
Investment adviser and administrator fees		72,107
Shareholder service fees		34
Fund shares redeemed		1,307,196
Foreign capital gains tax		170,335
Accrued expenses and other liabilities	+	260,107
Total liabilities		1,809,779
Net Assets
Total assets		337,403,992
Total liabilities	–	1,809,779
Net assets		$335,594,213
Net Assets by Source
Capital received from investors		390,500,306
Net investment income not yet distributed		6,137,971
Net realized capital losses		(86,108,952)
Net unrealized capital appreciation		25,064,888

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$335,594,213		42,693,193		$7.86

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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $1,369,976)		$8,749,278
Interest		4,474
Securities on loan	+	4,512
Total investment income		8,758,264
Expenses
Investment adviser and administrator fees		1,505,913
Shareholder service fees		220,183
Custodian fees		377,509
Index fees		258,266
Portfolio accounting fees		72,076
Professional fees		46,805
Shareholder reports		42,796
Transfer agent fees		34,223
Registration fees		29,939
Proxy fees		10,548
Independent trustees' fees		9,726
Interest expense		1,836
Other expenses	+	27,702
Total expenses		2,637,522
Expense reduction by CSIM and its affiliates	–	1,149,343
Net expenses	–	1,488,179
Net investment income		7,270,085
Realized and Unrealized Gains (Losses)
Net realized losses on investments (net of foreign capital gain tax paid of ($156))		(38,789,026)
Net realized losses on futures contracts		(275,239)
Net realized losses on foreign currency transactions	+	(158,338)
Net realized losses		(39,222,603)
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of ($12,591))		93,326,896
Net change in unrealized appreciation (depreciation) on futures contracts		9,400
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	28,959
Net change in unrealized appreciation (depreciation)	+	93,365,255
Net realized and unrealized gains		54,142,652
Increase in net assets resulting from operations		$61,412,737
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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$7,270,085	$9,002,515
Net realized losses		(39,222,603)	(24,092,672)
Net change in unrealized appreciation (depreciation)	+	93,365,255	(57,788,193)
Increase (decrease) in net assets from operations		61,412,737	(72,878,350)
Distributions to Shareholders
Distributions from net investment income		($8,647,638)	($8,501,798)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		15,830,412	$100,588,374	28,202,624	$207,886,222
Shares reinvested		944,255	5,589,988	686,509	5,279,258
Shares redeemed	+	(19,713,318)	(127,760,306)	(23,465,190)	(172,997,984)
Net transactions in fund shares		(2,938,651)	($21,581,944)	5,423,943	$40,167,496
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		45,631,844	$304,411,058	40,207,901	$345,623,710
Total increase or decrease	+	(2,938,651)	31,183,155	5,423,943	(41,212,652)
End of period		42,693,193	$335,594,213	45,631,844	$304,411,058
Net investment income not yet distributed			$6,137,971		$7,562,010
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Schwab Fundamental Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Fundamental US Large Company Index Fund	Schwab Target 2015 Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2030 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2035 Fund
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2040 Fund
Schwab ® S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2055 Fund
Schwab International Index Fund®	Schwab Target 2060 Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2010 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2015 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2020 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2025 Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Target 2030 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2035 Index Fund
Schwab Balanced Fund™	Schwab Target 2040 Index Fund
Schwab Core Equity Fund™	Schwab Target 2045 Index Fund
Schwab Dividend Equity Fund™	Schwab Target 2050 Index Fund
Schwab Large-Cap Growth Fund™	Schwab Target 2055 Index Fund
Schwab Small-Cap Equity Fund™	Schwab Target 2060 Index Fund
Schwab Hedged Equity Fund™	Schwab ® Monthly Income Fund - Moderate Payout
Schwab Health Care Fund™	Schwab ® Monthly Income Fund - Enhanced Payout
Schwab ® International Core Equity Fund	Schwab ® Monthly Income Fund - Maximum Payout
Schwab Target 2010 Fund
Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds' Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds' own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds' results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of October 31, 2016 are disclosed in the Condensed Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreements allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including lending agent fees and broker rebates, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agents ranged from 10% to 15%, with subsequent breakpoints to a low of 7.5%, of gross lending revenue through November 30, 2015. After December 1, 2015, the total costs and expenses paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
As of October 31, 2016, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2016, if any, are disclosed in each fund's Condensed Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund's Statement of Assets and Liabilities.
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
In 2015, the Schwab Fundamental International Large Company Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by CSIM. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Custody Credit:
Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to a fund's operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2016, if any, are reflected in each fund's Statement of Assets and Liabilities.
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds' prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that the investors could lose money.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Tracking Error Risk. As an index fund, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and its index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
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Financial Notes (continued)

3. Risk Factors (continued):
Investment Style Risk. Each fund invests in companies measured by its respective index. Each fund follows these stocks during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, a fund’s performance may be below that of its respective index.
A significant percentage of an index may be composed of securities in a single industry or sector of the economy. If a fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Sampling Index Tracking Risk. If a fund uses a sampling method, the fund will not fully replicate its respective index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Concentration Risk. To the extent that a fund’s or its respective index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Large-Cap Risk. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments—bonds or small company stocks, for instance—a fund’s large-cap holdings could reduce performance.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large-cap stocks, for instance—a fund’s small-cap holdings could reduce performance.
Foreign Investment Risk. A fund's investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are depositary receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investments in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund's investments in a single country or a limited number of countries represent a larger percentage of the fund's assets, the fund's performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries, and, at times, it may be difficult to value such investments.
ETF Risk. Certain funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When a fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF's expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio securities.
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Financial Notes (continued)

3. Risk Factors (continued):
Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. A fund's use of derivatives could reduce the fund's performance, increase the fund's volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
First $500 million	0.30%	0.30%	0.30%	0.40%	0.50%
$500 million to $5 billion	0.22%	0.22%	0.22%	0.38%	0.48%
$5 billion to $10 billion	0.20%	0.20%	0.20%	0.36%	0.46%
over $10 billion	0.18%	0.18%	0.18%	0.34%	0.44%
For the period ended October 31, 2016, the aggregate advisory fees paid to CSIM by the funds, as a percentage of each fund's average daily net assets were as follows:
Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
0.23%	0.25%	0.26%	0.40%	0.50%
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.10%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by Schwab or the service provider.
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is as follows:
Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
0.35%	0.35%	0.35%	0.49%	0.49%
CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The funds have entered into a sub-license agreement with CSIM pursuant to which CSIM has agreed to sub-license certain Russell indices and trademarks to the funds. Under the sub-license agreement, each fund pays its pro rata share of licensing fees, as disclosed in each fund's Statement of Operations as Index fees.
The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corporation shares owned by the Schwab Fundamental US Large Company Index Fund during the report period:
Fund	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Dividends Received 11/01/15 to 10/31/16
Schwab Fundamental US Large Company Index Fund	81,215	—	(8,500)	72,715	$2,305,066	$84,291	$19,416
Certain Schwab Funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab Funds as of October 31, 2016, as applicable:
	Underlying Funds
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack All Equity Portfolio	1.6%	3.1%	3.5%	5.9%	8.4%
Schwab MarketTrack Growth Portfolio	1.9%	3.1%	2.9%	5.0%	7.4%
Schwab MarketTrack Balanced Portfolio	1.0%	1.7%	1.6%	2.7%	4.0%
Schwab MarketTrack Conservative Portfolio	0.3%	0.5%	0.5%	0.8%	1.2%
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
The funds may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2016, each fund’s total aggregate security transactions with other Schwab funds as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab Fundamental US Large Company Index Fund	$199,916,075	$21,890,188
Schwab Fundamental US Small Company Index Fund	120,784,372	13,640,827
Schwab Fundamental International Large Company Index Fund	21,133,422	(1,665,180)
Schwab Fundamental International Small Company Index Fund	39,357,803	(105,638)
Schwab Fundamental Emerging Markets Large Company Index Fund	2,220,791	(365,984)
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. However, the investment adviser agreed to pay these professional fees for this reporting period, subject to reimbursement by the Schwab Fundamental International Large Company Index Fund to the extent the fund is able to successfully recover taxes withheld in the future.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The fair value and variation margin for futures contracts held at October 31, 2016 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds' accounting
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Financial Notes (continued)

7. Derivatives (continued):
policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2016, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Contract Values	Number of Contracts
Schwab Fundamental US Large Company Index Fund	$27,189,173	262
Schwab Fundamental US Small Company Index Fund	12,130,926	107
Schwab Fundamental International Large Company Index Fund	5,945,217	71
Schwab Fundamental International Small Company Index Fund	1,086,190	13
Schwab Fundamental Emerging Markets Large Company Index Fund	3,383,526	81

8. Purchases and Sales/Maturities of Investment Securities:
For the period ended October 31, 2016, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Fundamental US Large Company Index Fund	$495,896,339	$895,630,715
Schwab Fundamental US Small Company Index Fund	408,672,630	465,112,708
Schwab Fundamental International Large Company Index Fund	172,155,180	318,630,203
Schwab Fundamental International Small Company Index Fund	188,725,960	170,834,185
Schwab Fundamental Emerging Markets Large Company Index Fund	60,208,259	82,781,907

9. Redemption Fee:
The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods were as follows:
	Current Period (11/1/15-10/31/16)	Prior Period (11/1/14-10/31/15)
Schwab Fundamental US Large Company Index Fund	$71,689	$81,788
Schwab Fundamental US Small Company Index Fund	15,918	11,606
Schwab Fundamental International Large Company Index Fund	34,029	22,524
Schwab Fundamental International Small Company Index Fund	5,204	6,552
Schwab Fundamental Emerging Markets Large Company Index Fund	43,985	13,706
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Financial Notes (continued)

10. Federal Income Taxes:
As of October 31, 2016, the components of distributable earnings on a tax-basis were as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Undistributed ordinary income	$119,863,697	$14,240,766	$27,991,114	$10,609,786	$6,649,413
Undistributed long-term capital gains	201,230,533	10,054,845	—	—	—
Unrealized appreciation on investments	1,023,735,954	305,762,362	68,512,456	71,389,818	28,923,173
Unrealized depreciation on investments	(186,708,548)	(79,059,996)	(169,985,600)	(31,150,728)	(30,310,921)
Other unrealized appreciation (depreciation)	—	(9)	(113,094)	(55,782)	(164,521)
Net unrealized appreciation (depreciation)	$837,027,406	$226,702,357	($101,586,238)	$40,183,308	($1,552,269)
The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFIC), partnership investments and non-taxable dividends.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2016, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
October 31, 2017	$—	$—	$38,420,971	$—	$—
October 31, 2018	—	—	20,948,477	—	—
No expiration*	—	—	—	1,521,731	60,003,237
Total	$—	$—	$59,369,448	$1,521,731	$60,003,237
*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.
For the year ended October 31, 2016, the funds had capital loss carryforwards utilized as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Capital loss carryforwards utilized	$—	$—	$22,391,070	$—	$—
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Financial Notes (continued)

10. Federal Income Taxes (continued):
The tax-basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Current period distributions
Ordinary income	$172,769,868	$20,540,783	$31,819,112	$8,387,388	$8,647,638
Long-term capital gains	82,222,528	61,259,281	—	—	—
Prior period distributions
Ordinary income	$138,919,379	$28,684,248	$30,718,378	$4,676,828	$8,501,798
Long-term capital gains	52,162,182	46,582,789	—	1,210,184	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences, which are mainly due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums, may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2016, the funds made the following reclassifications:
	Schwab Fundamental US Large Company Index Fund	Schwab Fundamental US Small Company Index Fund	Schwab Fundamental International Large Company Index Fund	Schwab Fundamental International Small Company Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Capital shares	$—	$—	$—	$—	$—
Undistributed net investment income	(399,649)	(572,637)	731,563	787,583	(46,486)
Net realized capital gains (losses)	399,649	572,637	(731,563)	(787,583)	46,486
As of October 31, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the funds did not incur any interest or penalties.

11. Recent Regulatory Development:
In October 2016, the SEC adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the funds' financial statements and related disclosures.

12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (five of the portfolios constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) at October 31, 2016, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2016
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Other Federal Tax Information (unaudited)

The funds elect to pass through under section 853 of the Internal Revenue Code foreign tax credit to its shareholders for the year ended October 31, 2016, and the respective foreign source income on the funds as follows.
	Foreign Tax Credit	Foreign Source Income
Schwab Fundamental US Large Company Index Fund	$—	$—
Schwab Fundamental US Small Company Index Fund	—	—
Schwab Fundamental International Large Company Index Fund	2,634,472	37,210,664
Schwab Fundamental International Small Company Index Fund	1,164,108	12,259,281
Schwab Fundamental Emerging Markets Large Company Index Fund	1,359,404	10,119,254
For corporate shareholders, the following percentage of the funds' dividend distributions paid during the fiscal year ended October 31, 2016, qualify for the corporate dividends received deduction:
Percentage
Schwab Fundamental US Large Company Index Fund	68.93
Schwab Fundamental US Small Company Index Fund	77.25
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—
For the fiscal year ended October 31, 2016, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2017 via IRS form 1099 of the amounts for use in preparing their 2016 income tax return.
Schwab Fundamental US Large Company Index Fund	$124,982,873
Schwab Fundamental US Small Company Index Fund	16,883,023
Schwab Fundamental International Large Company Index Fund	31,569,897
Schwab Fundamental International Small Company Index Fund	7,533,950
Schwab Fundamental Emerging Markets Large Company Index Fund	7,531,158
Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2016:
Schwab Fundamental US Large Company Index Fund	$82,222,528
Schwab Fundamental US Small Company Index Fund	61,259,281
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—
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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Fundamental U.S. Large Company Index Fund, Schwab Fundamental U.S. Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by an independent provider of investment company data and an independent accounting firm. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on May 9, 2016, and June 1, 2016, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 1, 2016. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect

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to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below, and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Although Schwab Fundamental Emerging Markets Large Company Index Fund had performance that lagged that of a relevant peer group for certain (although not all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect Schwab Fundamental Emerging Markets Large Company Index Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with Schwab Fundamental Emerging Markets Large Company Index Fund’s investment objective and policies and that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology, together with certain commentary thereon from an independent accounting firm. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Months Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE RAFI Developed ex-US 1000 Index  An index that is designed to track the performance of the largest listed companies domiciled in developed international markets (excluding the U.S.), selected based on the following four fundamental measures: dividends, cash flows, sales and book value.
FTSE RAFI Developed ex-US Mid Small 1500 Index  An index that is designed to track the performance of small and mid capitalization equities of companies domiciled in developed international markets (excluding the U.S.), selected based on the following four fundamental measures: dividends, cash flows, sales and book value.
FTSE RAFI Emerging Index  An index that is designed to track the performance of the largest emerging market equities, selected based on the following four fundamental measures: dividends, cash flows, sales and book value.
FTSE RAFI US 1000 Index  An index that is designed to track the performance of the largest listed U.S. companies, selected based on the following four fundamental measures: dividends, cash flows, sales and book value.
FTSE RAFI US Mid Small 1500 Index  An index that is designed to track the performance of small and medium-sized listed U.S. companies, selected based on the following four fundamental measures: dividends, cash flows, sales and book value.
Fundamental Developed ex-U.S. Large Company Spliced Index  An internally calculated index, comprised of the FTSE RAFI Developed ex-US 1000 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental Developed ex-U.S. Large Company Index (Net) from October 19, 2012 forward.
Fundamental Developed ex-U.S. Small Company Spliced Index  An internally calculated index, comprised of the FTSE RAFI Developed ex-US Mid Small 1500 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental Developed ex-US Small Company Index (Net) from October 19, 2012 forward.
Fundamental Emerging Markets Large Company Spliced Index  An internally calculated index, comprised of the FTSE RAFI Emerging Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental Emerging Markets Large Company Index (Net) from October 19, 2012 forward.
Fundamental U.S. Large Company Spliced Index  An internally calculated index, comprised of the FTSE RAFI US 1000 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental U.S. Large Company Index from October 19, 2012 forward.
Fundamental U.S. Small Company Spliced Index  An internally calculated index, comprised of the FTSE RAFI US Mid Small 1500 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental U.S. Small Company Index from October 19, 2012 forward.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

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outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
Russell RAFI Developed ex-U.S. Large Company Index  An index that ranks companies in the Russell Developed ex-U.S. Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Developed ex-U.S. Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex-U.S. Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex-U.S. Small Company Index  An index that ranks companies in the Russell Developed ex-U.S. Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell Developed ex-U.S. Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex-U.S. Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index  An index that ranks companies in the Russell Emerging Markets Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Emerging Markets Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Emerging Markets Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI U.S. Large Company Index  An index that ranks companies in the Russell 3000 Index by fundamental measures of size, and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI U.S. Small Company Index  An index that ranks companies in the Russell 3000 Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2016 Schwab Funds. All rights reserved.

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Schwab Fundamental Index Funds  |  Annual Report

Notes

Notes

Notes

Schwab Fundamental Index Funds
Our straightforward approach sets us apart.

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.
The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack All Equity Portfolio™
Schwab MarketTrack Growth Portfolio™
Schwab MarketTrack Balanced Portfolio™
Schwab MarketTrack Conservative Portfolio™
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout
Bond Funds
Schwab Short-Term Bond Market Fund™
Schwab Intermediate-Term Bond Fund™
Schwab Total Bond Market Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2016 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Effective October 14, 2016, all Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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MFR39592-09
00186673

Annual Report  |  October 31, 2016
Schwab MarketTrack Portfolios®

Schwab MarketTrack
All Equity Portfolio™
Schwab MarketTrack
Growth Portfolio™
Schwab MarketTrack
Balanced Portfolio™
Schwab MarketTrack
Conservative Portfolio™

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Schwab MarketTrack Portfolios
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Return for the 12 Months Ended October 31, 2016
Schwab MarketTrack All Equity Portfolio (Ticker Symbol: SWEGX)	3.99%
All Equity Composite Index	4.49%
Fund Category: Morningstar Allocation—85%+ Equity	1.59%
Performance Details	pages 8-10

Schwab MarketTrack Growth Portfolio (Ticker Symbol: SWHGX)	3.88%
Growth Composite Index	4.42%
Fund Category: Morningstar Allocation—70% to 85% Equity	2.43%
Performance Details	pages 11-13

Schwab MarketTrack Balanced Portfolio (Ticker Symbol: SWBGX)	3.92%
Balanced Composite Index	4.44%
Fund Category: Morningstar Allocation—50% to 70% Equity	2.75%
Performance Details	pages 14-16

Schwab MarketTrack Conservative Portfolio (Ticker Symbol: SWCGX)	3.68%
Conservative Composite Index	4.40%
Fund Category: Morningstar Allocation—30% to 50% Equity	3.53%
Performance Details	pages 17-19

Minimum Initial Investment[1]	$ 100
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
The components that make up each of the composite indexes may vary over time. For index definitions, please see the Glossary.
Portfolio expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a portfolio’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[1]	Please see the funds’ prospectus for further detail and eligibility requirements.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
As we approach the end of the year, I’d like to take this opportunity to thank you for the trust you have placed in us here at Charles Schwab Investment Management. The past year has brought several surprise twists to the financial markets, and we appreciate your continued confidence in our ability to help you achieve your long-term financial goals.
During the 12-month period ended October 31, 2016, the Schwab MarketTrack Portfolios (the funds) all generated solid gains. The returns of the funds were all very similar despite their different asset allocations, as the stock and bond markets benefited alike from accommodative monetary policies that suppressed interest rates and companies’ borrowing costs. Overall, stocks contributed modest gains, as the strong performance of U.S. equities more than offset weakness in the stocks of companies based in developed overseas economies. U.S. investment grade and high yield corporate bonds appreciated as the Federal Reserve held off on further interest rate increases after its initial December 2015 hike.
With markets constantly evolving, many investors struggle with how to allocate their portfolios between stocks and bonds. At Charles Schwab Investment Management, we believe that asset allocation funds can help

Asset Class Performance Comparison % returns during the 12 months ended 10/31/2016

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
1 The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab MarketTrack Portfolios
From the President (continued)

“ The returns of the funds were all very similar despite their different asset allocations, as the stock and bond markets benefited alike from accommodative monetary policies that suppressed interest rates and companies’ borrowing costs.”
investors with this decision. The funds each offer a different mix of equity and fixed-income investments, which allows investors to choose a fund that best matches their risk tolerance and goals.
For example, the Schwab MarketTrack All Equity Portfolio invests in stocks and offers diversification across major segments of the U.S. stock market and international exposure. The fund seeks to remain close to its target allocations of 45% for U.S. large-cap stocks, 25% for U.S. small-cap stocks, 20% for developed international large-cap stocks, 5% for developed international small-cap stocks, and 5% for emerging-market stocks. When one of these sub-asset classes is challenged, as was the case for developed international large-cap stocks in the most recent period, the other sub-asset classes may help offset any underperformance.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab MarketTrack Portfolios, please continue reading this report. In addition, you can find further details about the funds by visiting our website at www.csimfunds.com. We are also more than willing to take your questions and comments at 1-877-824-5615.
Sincerely,

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Schwab MarketTrack Portfolios
The Investment Environment

Over the 12-month reporting period ended October 31, 2016, global fixed-income investments and emerging market and U.S. equities performed well, while many developed international equities lagged behind. The Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. Yields on many global government-backed securities remained historically low, with some in negative territory, while lackluster global economic growth contributed to continued investor uncertainty. Toward the end of the reporting period, the U.S. presidential election fueled heightened market volatility in both the U.S. and abroad. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 4.51%, while the MSCI EAFE Index (Net), a broad measure of developed international equity performance, returned -3.23%. In fixed-income markets, the Bloomberg Barclays U.S. Aggregate Bond Index returned 4.37% for the reporting period, and the Citigroup Non-U.S. Dollar World Government Bond Index returned 7.34%.
U.S. economic data generally improved over the reporting period, despite several weak measurements during the 12 months. Corporate earnings were better-than-expected for the second quarter of 2016 but contracted in the third quarter, while U.S. nonfarm payrolls came in near expectations outside of a sharp drop in May. Consumer confidence measurements were generally below expectations for most of the reporting period, but rebounded in September to reach the highest level since the 2008 recession. However, consumer confidence fell slightly in October as increasing uncertainty surrounding the U.S. presidential election and the stability of the labor market resulted in more cautious consumers. In addition, U.S. economic growth trended upwards after dipping slightly in the first quarter of 2016, with the third quarter’s measurement coming in as the fastest growth rate recorded in two years.
Short-term interest rate policy in the U.S. remained a source of uncertainty and volatility during the reporting period. The Fed raised the federal funds rate in December 2015 to a target range of 0.25% to 0.50%, with the possibility of four additional increases in 2016. Inconsistent U.S. economic data, weak global growth, and persistently low inflation, however, caused the Fed to leave rates unchanged at each meeting during the reporting period. At its meeting in September, the Fed noted that although the case for a rate increase had strengthened, it had “…decided, for the time being, to wait for further evidence of continued progress toward its objectives.” Continued low interest rates in the U.S. resulted in cheaper borrowing costs, supporting the overall performance of emerging markets and U.S. markets during the reporting period. In addition, many emerging market economies were able to absorb the sharp drop in commodities prices and shore up their monetary reserves over the past year, lessening investor fears about the potentially negative impact of a U.S. interest rate increase. As of the end of the reporting period, markets continued to expect one rate hike by the end of 2016.
During the 12-month reporting period, many central banks outside the U.S. increased accommodative policy measures to help combat stalling economic growth. Both the Bank of Japan and the European Central Bank increased bond purchases and introduced negative interest rates, while the People’s Bank of China expanded its lending facilities. Following the United Kingdom’s vote in June to leave the European Union (also known as Brexit), the Bank of England (BoE) announced its plan to take additional measures if necessary while markets adjusted. Less than two months later in early August, the BoE cut its benchmark rate and resumed quantitative easing, and also increased lending to consumers and companies. The Central Bank of Russia also took steps aimed at stabilizing the economy and inflation, decreasing its key interest rate in mid-September. While some of these measures initially appeared to be less effective than the central banks had hoped, the positive performance of many international equities in the second half of the reporting period suggested that economic conditions outside the U.S. were beginning to improve.
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Schwab MarketTrack Portfolios
The Investment Environment (continued)

With interest rates near historically low levels in the U.S. and overseas, the yields on many government-backed securities also remained low, with some dropping below 0.00%. Over the reporting period, the yields on both German and Japanese 10-year government bonds dipped into negative territory. Meanwhile, the yield on the British 10-year government note declined to levels approaching 0.50% in August after the announcement of increased accommodative policy measures from the BoE. In the U.S., short-term yields generally increased after the Fed’s rate hike in December, and then leveled off as the reporting period continued. Longer-term U.S. yields, which are highly influenced by inflation and growth expectations, generally fell in the first half of 2016 amid subdued inflation and weak global economic growth. As inflation rose slightly and growth expectations improved, the yields on longer-term Treasuries generally trended upwards in the last months of the reporting period.
Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Portfolio Management

Zifan Tang, Ph.D., CFA, Managing Director, Senior Portfolio Manager, leads the portfolio management team and has overall responsibility for all aspects of the management of the funds. She was appointed portfolio manager of the funds in February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.
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Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of 10/31/16

The Schwab MarketTrack All Equity Portfolio (the portfolio) seeks high capital growth through an all-stock portfolio. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. For the 12-month reporting period ended October 31, 2016, the portfolio remained close to the target allocations of 45% in U.S. large-cap, 30% in international, and 25% in U.S. small-cap stocks. The portfolio invests mainly in other Schwab Funds, including index funds, which seek to track the total returns of various market indices. For more information concerning the portfolio’s investment objective, strategies, and risks, please see the portfolio’s prospectus.
Market Highlights.  Over the 12-month reporting period, emerging market and U.S. equities performed well, while many developed international equities lagged behind. At its December 2015 meeting, the Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. The United Kingdom’s decision in June to leave the European Union (also known as Brexit) caused a spike in volatility. Toward the end of the reporting period, the U.S. presidential election also fueled heightened market volatility in both the U.S. and abroad.
Performance.  For the 12-month reporting period ended October 31, 2016, the portfolio returned 3.99%. The portfolio’s internally calculated comparative index, the All Equity Composite Index (the composite index), returned 4.49%.
Positioning and Strategies.  Over the reporting period, the portfolio’s asset allocations were broadly in line with those of the composite index.
The portfolio’s international equity allocation was the largest detractor from the portfolio’s total return. The Schwab International Index Fund, which returned -2.6%, dragged on total return. The Schwab Fundamental Emerging Markets Large Company Index Fund, which returned 21.6%, contributed to absolute return, but underperformed the Russell RAFI Emerging Markets Large Company Index1, its comparative index, which returned 22.5%, detracting from relative performance. The portfolio’s positions in the Schwab Fundamental International Large Company Index Fund and the Schwab Fundamental International Small Company Index Fund contributed to both the total return and the relative performance of the portfolio.
The portfolio’s U.S. equity exposure provided the greatest contribution to total return, particularly among its large-cap positions. The Schwab S&P 500 Index Fund returned 4.4% for the reporting period and was the portfolio’s top contributor, largely due to this fund’s large position within the portfolio. On a relative basis, the Schwab S&P 500 Index Fund underperformed its comparative index, the S&P 500® Index, which returned 4.5%. On a relative basis, the Schwab Small-Cap Index Fund, which returned 4.2%, outperformed its comparative index, the Russell 2000 Index, which returned 4.1%.
[1]	Effective December 1, 2016, the name of the index was changed by the index provider. No other changes have occurred.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	9
Portfolio Turnover Rate	6%
Asset Class Weightings % of Investments

Top Holdings % of Net Assets1,2

Management views and portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1

Average Annual Total Returns1,2
Portfolio and Inception Date	1 Year	5 Years	10 Years
Portfolio: Schwab MarketTrack All Equity Portfolio (5/19/98)	3.99%	10.17%	4.81%
All Equity Composite Index	4.49%	10.72%	5.18%
S&P 500® Index	4.51%	13.57%	6.70%
Fund Category: Morningstar Allocation—85%+ Equity	1.59%	9.16%	4.30%
Fund Expense Ratio[3]: 0.62%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.21%. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of 10/31/16

The Schwab MarketTrack Growth Portfolio (the portfolio) seeks high capital growth with less volatility than an all-stock portfolio. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes stock, bond, and cash investments. For the 12-month reporting period ended October 31, 2016, the portfolio remained close to the target allocations of 80% equity, 15% fixed income, and 5% cash and cash equivalents. The portfolio invests mainly in other Schwab Funds, including index funds, which seek to track the total returns of various market indices. For more information concerning the portfolio’s investment objective, strategies, and risks, please see the portfolio’s prospectus.
Market Highlights.  Over the 12-month reporting period, emerging market and U.S. equities performed well, while many developed international equities lagged behind. At its December 2015 meeting, the Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. The United Kingdom’s decision in June to leave the European Union (also known as Brexit) caused a spike in volatility. Toward the end of the reporting period, the U.S. presidential election also fueled heightened market volatility in both the U.S. and abroad.
Performance.  For the 12-month reporting period ended October 31, 2016, the portfolio returned 3.88%. The portfolio’s internally calculated comparative index, the Growth Composite Index (the composite index), returned 4.42%.
Positioning and Strategies.  Over the reporting period, the portfolio’s asset allocations were broadly in line with those of the composite index.
The portfolio’s international equity allocation was the largest detractor from the portfolio’s total return. The Schwab International Index Fund, which returned -2.6%, dragged on total return. The Schwab Fundamental Emerging Markets Large Company Index Fund, which returned 21.6%, contributed to absolute return, but underperformed the Russell RAFI Emerging Markets Large Company Index1, its comparative index, which returned 22.5%, detracting from relative performance. The portfolio’s positions in the Schwab Fundamental International Large Company Index Fund and the Schwab Fundamental International Small Company Index Fund contributed to both the total return and relative performance of the portfolio.
The portfolio’s U.S. equity exposure provided the greatest contribution to total return, particularly among its large-cap positions. The Schwab S&P 500 Index Fund returned 4.4% for the reporting period and was the portfolio’s top contributor, largely due to this fund’s large position within the portfolio. On a relative basis, the Schwab S&P 500 Index Fund underperformed its comparative index, the S&P 500® Index, which returned 4.5%. On a relative basis, the Schwab Small-Cap Index Fund, which returned 4.2%, outperformed its comparative index, the Russell 2000 Index, which returned 4.1%.
The portfolio’s fixed-income allocation generated a positive return that contributed to the portfolio’s total return, with the Schwab Total Bond Market Fund returning 3.9%. On a relative basis, however, the Schwab Total Bond Market Fund underperformed the composite index’s U.S. fixed-income allocation component, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.4%.
[1]	Effective December 1, 2016, the name of the index was changed by the index provider. No other changes have occurred.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	12
Portfolio Turnover Rate	12%
Asset Class Weightings % of Investments

Top Holdings % of Net Assets1,2

Management views and portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.
12
Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1

Average Annual Total Returns1,2
Portfolio and Inception Date	1 Year	5 Years	10 Years
Portfolio: Schwab MarketTrack Growth Portfolio (11/20/95)	3.88%	8.87%	4.80%
Growth Composite Index	4.42%	9.38%	5.32%
S&P 500® Index	4.51%	13.57%	6.70%
Fund Category: Morningstar Allocation—70% to 85% Equity	2.43%	7.91%	4.32%
Fund Expense Ratio[3]: 0.62%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.21%. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of 10/31/16

The Schwab MarketTrack Balanced Portfolio (the portfolio) seeks both capital growth and income. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes bond, stock, and cash investments. For the 12-month reporting period ended October 31, 2016, the portfolio remained close to the target allocations of 60% equity, 35% fixed income, and 5% cash and cash equivalents. The portfolio invests mainly in other Schwab Funds, including index funds, which seek to track the total returns of various market indices. For more information concerning the portfolio’s investment objective, strategies, and risks, please see the portfolio’s prospectus.
Market Highlights.  Over the 12-month reporting period, emerging market and U.S. equities performed well, while many developed international equities lagged behind. At its December 2015 meeting, the Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. The United Kingdom’s decision in June to leave the European Union (also known as Brexit) caused a spike in volatility. Toward the end of the reporting period, the U.S. presidential election also fueled heightened market volatility in both the U.S. and abroad.
Performance.  For the 12-month reporting period ended October 31, 2016, the portfolio returned 3.92%. The portfolio’s internally calculated comparative index, the Balanced Composite Index (the composite index), returned 4.44%.
Positioning and Strategies.  Over the reporting period, the portfolio’s asset allocations were broadly in line with those of the composite index.
The portfolio’s international equity allocation was the largest detractor from the portfolio’s total return. The Schwab International Index Fund, which returned -2.6%, dragged on total return. The Schwab Fundamental Emerging Markets Large Company Index Fund, which returned 21.6%, underperformed the Russell RAFI Emerging Markets Large Company Index1, its comparative index, which returned 22.5%, detracting from relative performance. The Schwab International Index Fund, which returned -2.6%, dragged on total return. The portfolio’s positions in the Schwab Fundamental International Large Company Index Fund and the Schwab Fundamental International Small Company Index Fund contributed to both total return and relative performance of the portfolio.
The portfolio’s U.S. equity exposure provided the greatest contribution to total return due to the large weight of this allocation, particularly among its large-cap positions. However, the Schwab S&P 500 Index Fund, which returned 4.4%, underperformed its comparative index, the S&P 500® Index, which returned 4.5%. On a relative basis, the Schwab Small-Cap Index Fund, which returned 4.2%, outperformed its comparative index, the Russell 2000 Index, which returned 4.1%.
The portfolio’s fixed-income allocation generated a positive return that contributed to the portfolio’s total return, with the Schwab Total Bond Market Fund returning 3.9%, the portfolio’s top contributor and largest positon. On a relative basis, however, the Schwab Total Bond Market Fund underperformed the composite index’s U.S. fixed-income allocation component, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.4%.
[1]	Effective December 1, 2016, the name of the index was changed by the index provider. No other changes have occurred.
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Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	13
Portfolio Turnover Rate	15%
Asset Class Weightings % of Investments

Top Holdings % of Net Assets1,2

Management views and portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1

Average Annual Total Returns1,2
Portfolio and Inception Date	1 Year	5 Years	10 Years
Portfolio: Schwab MarketTrack Balanced Portfolio (11/20/95)	3.92%	7.23%	4.43%
Balanced Composite Index	4.44%	7.78%	5.27%
S&P 500® Index	4.51%	13.57%	6.70%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.64%
Fund Category: Morningstar Allocation—50% to 70% Equity	2.75%	7.36%	4.76%
Fund Expense Ratio[3]: 0.64%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.23%. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of 10/31/16

The Schwab MarketTrack Conservative Portfolio (the portfolio) seeks income and more growth potential than an all-bond portfolio. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes bond, stock, and cash investments. For the 12-month reporting period ended October 31, 2016, the portfolio remained close to the target allocations of 55% fixed income, 40% equity, and 5% cash and cash equivalents. The portfolio invests mainly in other Schwab Funds, including index funds, which seek to track the total returns of various market indices. For more information concerning the portfolio’s investment objective, strategies, and risks, please see the portfolio’s prospectus.
Market Highlights.  Over the 12-month reporting period, emerging market and U.S. equities performed well, while many developed international equities lagged behind. At its December 2015 meeting, the Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. The United Kingdom’s decision in June to leave the European Union (also known as Brexit) caused a spike in volatility. Toward the end of the reporting period, the U.S. presidential election also fueled heightened market volatility in both the U.S. and abroad.
Performance.  For the 12-month reporting period ended October 31, 2016, the portfolio returned 3.68%. The portfolio’s internally calculated comparative index, the Conservative Composite Index (the composite index), returned 4.40%.
Positioning and Strategies.  Over the reporting period, the portfolio’s asset allocations were broadly in line with those of the composite index.
The portfolio’s international equity allocation was the largest detractor from the portfolio’s total return. The Schwab International Index Fund, which returned -2.6%, dragged on total return. The greatest contribution came from the Schwab Fundamental Emerging Markets Large Company Index Fund, which returned 21.6%. However, the Schwab Fundamental Emerging Markets Large Company Index Fund underperformed the Russell RAFI Emerging Markets Large Cap Index1, its comparative index, which returned 22.5%, detracting from relative performance. The portfolio’s positions in the Schwab Fundamental International Large Company Index Fund and the Schwab Fundamental International Small Company Index Fund contributed to both total return and relative performance of the portfolio.
The portfolio’s fixed-income allocation provided the greatest contribution to total return, due to its large position within the portfolio. The Schwab Total Bond Market Fund returned 3.9%, though on a relative basis, underperformed the composite index’s U.S. fixed-income allocation component, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.4%.
The portfolio’s U.S. equity exposure positively contributed to total return, particularly among its large-cap positions. On a relative basis, the Schwab S&P 500 Index Fund, which returned 4.4%, underperformed its comparative index, the S& P 500® Index, which returned 4.5%. The Schwab Small-Cap Index Fund, which returned 4.2%, outperformed its comparative index, the Russell 2000 Index, which returned 4.1%.
[1]	Effective December 1, 2016, the name of the index was changed by the index provider. No other changes have occurred.
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Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	13
Portfolio Turnover Rate	10%
Asset Class Weightings % of Investments

Top Holdings % of Net Assets1,2

Management views and portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1

Average Annual Total Returns1,2
Portfolio and Inception Date	1 Year	5 Years	10 Years
Portfolio: Schwab MarketTrack Conservative Portfolio (11/20/95)	3.68%	5.49%	3.93%
Conservative Composite Index	4.40%	6.13%	5.11%
S&P 500® Index	4.51%	13.57%	6.70%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.64%
Fund Category: Morningstar Allocation—30% to 50% Equity	3.53%	5.35%	4.21%
Fund Expense Ratio[3]: 0.66%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.24%. Reflects the total annual fund operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Portfolios
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2016 and held through October 31, 2016.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees, or any non-routine expenses, such as proxy fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or non-routine expenses were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/16	Ending Account Value (Net of Expenses) at 10/31/16	Expenses Paid During Period 5/1/16-10/31/16[2]
Schwab MarketTrack All Equity Portfolio
Actual Return	0.41%	$1,000.00	$1,039.20	$2.10
Hypothetical 5% Return	0.41%	$1,000.00	$1,023.04	$2.08
Schwab MarketTrack Growth Portfolio
Actual Return	0.40%	$1,000.00	$1,033.20	$2.04
Hypothetical 5% Return	0.40%	$1,000.00	$1,023.09	$2.03
Schwab MarketTrack Balanced Portfolio
Actual Return	0.40%	$1,000.00	$1,027.80	$2.04
Hypothetical 5% Return	0.40%	$1,000.00	$1,023.09	$2.03
Schwab MarketTrack Conservative Portfolio
Actual Return	0.43%	$1,000.00	$1,021.80	$2.19
Hypothetical 5% Return	0.43%	$1,000.00	$1,022.94	$2.19

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the portfolios invest are not included in this ratio. This ratio does not include certain non-routine expenses, such as proxy expenses.
[2]	Expenses for each portfolio are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.
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Schwab MarketTrack All Equity Portfolio
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$17.00	$17.17	$15.99	$12.79	$11.52
Income (loss) from investment operations:
Net investment income (loss)	0.27 [1]	0.29 [1]	0.21	0.27	0.25
Net realized and unrealized gains (losses)	0.31	(0.23)	1.24	3.27	1.02
Total from investment operations	0.58	0.06	1.45	3.54	1.27
Less distributions:
Distributions from net investment income	(0.53)	(0.23)	(0.27)	(0.34)	—
Distributions from net realized gains	(1.15)	—	—	—	—
Total distributions	(1.68)	(0.23)	(0.27)	(0.34)	—
Net asset value at end of period	$15.90	$17.00	$17.17	$15.99	$12.79
Total return	3.99%	0.36%	9.12%	28.37%	11.02%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.41%	0.42% [3]	0.50%	0.50%	0.50%
Gross operating expenses[2]	0.42%	0.43% [3]	0.51%	0.52%	0.54%
Net investment income (loss)	1.73%	1.67%	1.24%	1.84%	1.93%
Portfolio turnover rate	6%	42% [4]	9%	6%	6%
Net assets, end of period (x 1,000,000)	$553	$578	$621	$586	$475

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Effective December 1, 2014, the management fee was reduced. The ratio presented for the period ended 10/31/15 is a blended ratio.
4
The portfolio turnover ratio increased due to the addition of Schwab Fundamental Index Funds to the portfolio during the period.
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See financial notes

Schwab MarketTrack All Equity Portfolio
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.6%	Other Investment Companies	403,364,414	550,784,157
0.5%	Short-Term Investment	2,593,776	2,593,776
100.1%	Total Investments	405,958,190	553,377,933
(0.1%)	Other Assets and Liabilities, Net		(317,380)
100.0%	Net Assets		553,060,553

Security	Number of Shares	Value ($)
Other Investment Companies 99.6% of net assets

Equity Funds 99.6%
International 30.1%
Schwab Fundamental Emerging Markets Large Company Index Fund (a)	3,607,099	28,351,795
Schwab Fundamental International Large Company Index Fund (a)	4,235,015	33,710,716
Schwab Fundamental International Small Company Index Fund (a)	2,349,239	28,026,415
Schwab International Index Fund (a)	4,367,482	76,518,293
		166,607,219
Large-Cap 44.9%
Schwab Fundamental US Large Company Index Fund (a)	4,955,852	74,932,482
Schwab S&P 500 Index Fund (a)	5,196,744	173,467,312
		248,399,794
Small-Cap 24.6%
Schwab Fundamental US Small Company Index Fund (a)	3,296,472	41,832,234
Schwab Small-Cap Index Fund (a)	3,669,723	93,944,910
		135,777,144
Total Other Investment Companies
(Cost $403,364,414)		550,784,157
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.5% of net assets

Time Deposit 0.5%
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (b)	2,593,776	2,593,776
Total Short-Term Investment
(Cost $2,593,776)		2,593,776

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $417,391,523 and the unrealized appreciation and depreciation were $135,986,410 and ($0), respectively, with a net unrealized appreciation of $135,986,410.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the current daily overnight rate.

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$550,784,157	$—	$—	$550,784,157
Short-Term Investment[1]	—	2,593,776	—	2,593,776
Total	$550,784,157	$2,593,776	$—	$553,377,933
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.
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Schwab MarketTrack Portfolios  |  Annual Report
See financial notes

Schwab MarketTrack All Equity Portfolio
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $403,364,414)		$550,784,157
Investments in unaffiliated issuers, at value (cost $2,593,776)	+	2,593,776
Total investments, at value (cost $405,958,190)		553,377,933
Receivables:
Fund shares sold		168,981
Interest		11
Prepaid expenses	+	12,041
Total assets		553,558,966
Liabilities
Payables:
Investment adviser and administrator fees		67,245
Shareholder service fees		115,715
Fund shares redeemed		241,614
Accrued expenses	+	73,839
Total liabilities		498,413
Net Assets
Total assets		553,558,966
Total liabilities	–	498,413
Net assets		$553,060,553
Net Assets by Source
Capital received from investors		398,246,118
Net investment income not yet distributed		3,775,232
Net realized capital gains		3,619,460
Net unrealized capital appreciation		147,419,743

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$553,060,553		34,789,262		$15.90

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Schwab MarketTrack All Equity Portfolio
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$11,782,741
Interest	+	2,797
Total investment income		11,785,538
Expenses
Investment adviser and administrator fees		712,967
Shareholder service fees		1,327,923
Shareholder reports		96,664
Professional fees		32,316
Registration fees		31,610
Transfer agent fees		23,909
Portfolio accounting fees		20,550
Proxy fees		19,368
Independent trustees' fees		11,220
Custodian fees		8,780
Other expenses	+	11,522
Total expenses		2,296,829
Expense reduction by CSIM and its affiliates	–	23,909
Net expenses	–	2,272,920
Net investment income		9,512,618
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		10,828,658
Net realized gains on sales of affiliated underlying funds	+	5,258,638
Net realized gains		16,087,296
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	(5,044,678)
Net realized and unrealized gains		11,042,618
Increase in net assets resulting from operations		$20,555,236
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Schwab MarketTrack All Equity Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$9,512,618	$10,111,116
Net realized gains		16,087,296	72,260,737
Net change in unrealized appreciation (depreciation)	+	(5,044,678)	(79,060,989)
Increase in net assets from operations		20,555,236	3,310,864
Distributions to Shareholders
Distributions from net investment income		(17,824,381)	(8,349,307)
Distributions from net realized gains	+	(38,823,520)	—
Total distributions		($56,647,901)	($8,349,307)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,683,457	$41,168,105	3,446,540	$58,886,736
Shares reinvested		3,463,150	52,155,040	449,055	7,719,249
Shares redeemed	+	(5,333,614)	(81,715,079)	(6,085,680)	(104,963,000)
Net transactions in fund shares		812,993	$11,608,066	(2,190,085)	($38,357,015)
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		33,976,269	$577,545,152	36,166,354	$620,940,610
Total increase or decrease	+	812,993	(24,484,599)	(2,190,085)	(43,395,458)
End of period		34,789,262	$553,060,553	33,976,269	$577,545,152
Net investment income not yet distributed			$3,775,232		$10,705,994
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Schwab MarketTrack Growth Portfolio
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$22.68	$23.20	$21.67	$18.08	$16.85
Income (loss) from investment operations:
Net investment income (loss)	0.32 [1]	0.34 [1]	0.27	0.34	0.30
Net realized and unrealized gains (losses)	0.41	(0.12)	1.57	3.60	1.35
Total from investment operations	0.73	0.22	1.84	3.94	1.65
Less distributions:
Distributions from net investment income	(0.39)	(0.35)	(0.31)	(0.35)	(0.42)
Distributions from net realized gains	(2.48)	(0.39)	—	—	—
Total distributions	(2.87)	(0.74)	(0.31)	(0.35)	(0.42)
Net asset value at end of period	$20.54	$22.68	$23.20	$21.67	$18.08
Total return	3.88%	0.95%	8.55%	22.14%	10.03%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.41%	0.42% [3]	0.50%	0.50%	0.50%
Gross operating expenses[2]	0.41%	0.42% [3]	0.51%	0.52%	0.53%
Net investment income (loss)	1.61%	1.50%	1.20%	1.71%	1.78%
Portfolio turnover rate	12%	36% [4]	7%	9%	9%
Net assets, end of period (x 1,000,000)	$707	$716	$734	$680	$566

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Effective December 1, 2014, the management fee was reduced. The ratio presented for the period ended 10/31/15 is a blended ratio.
4
The portfolio turnover ratio increased due to the addition of Schwab Fundamental Index Funds to the portfolio during the period.
26
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
98.3%	Other Investment Companies	481,190,629	695,272,520
1.7%	Short-Term Investments	11,811,466	11,811,466
100.0%	Total Investments	493,002,095	707,083,986
(0.0%)	Other Assets and Liabilities, Net		(264,389)
100.0%	Net Assets		706,819,597

Security	Number of Shares	Value ($)
Other Investment Companies 98.3% of net assets

Equity Funds 80.0%
International 20.1%
Schwab Fundamental Emerging Markets Large Company Index Fund (a)	3,147,610	24,740,214
Schwab Fundamental International Large Company Index Fund (a)	3,553,251	28,283,882
Schwab Fundamental International Small Company Index Fund (a)	1,983,160	23,659,102
Schwab International Index Fund (a)	3,753,848	65,767,408
		142,450,606
Large-Cap 40.1%
Schwab Fundamental US Large Company Index Fund (a)	5,622,155	85,006,983
Schwab S&P 500 Index Fund (a)	5,944,233	198,418,501
		283,425,484
Small-Cap 19.8%
Schwab Fundamental US Small Company Index Fund (a)	3,341,405	42,402,430
Schwab Small-Cap Index Fund (a)	3,800,083	97,282,118
		139,684,548
		565,560,638

Security	Number of Shares	Value ($)
Fixed-Income Fund 15.1%
Intermediate-Term Bond 15.1%
Schwab Total Bond Market Fund (a)	11,044,481	106,579,240

Money Market Fund 3.2%
Schwab Variable Share Price Money Fund, Ultra Shares 0.52% (a)(b)	23,123,393	23,132,642
Total Other Investment Companies
(Cost $481,190,629)		695,272,520
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.7% of net assets

Time Deposits 1.7%
BNP Paribas
0.15%, 11/01/16 (c)	4,745,171	4,745,171
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (c)	7,066,295	7,066,295
Total Short-Term Investments
(Cost $11,811,466)		11,811,466

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $496,278,231 and the unrealized appreciation and depreciation were $210,805,755 and ($0), respectively, with a net unrealized appreciation of $210,805,755.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$695,272,520	$—	$—	$695,272,520
Short-Term Investments[1]	—	11,811,466	—	11,811,466
Total	$695,272,520	$11,811,466	$—	$707,083,986
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.
27
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $481,190,629)		$695,272,520
Investments in unaffiliated issuers, at value (cost $11,811,466)	+	11,811,466
Total investments, at value (cost $493,002,095)		707,083,986
Receivables:
Fund shares sold		304,724
Dividends		187,963
Interest		49
Prepaid expenses	+	17,874
Total assets		707,594,596
Liabilities
Payables:
Investments bought		183,226
Investment adviser and administrator fees		78,651
Shareholder service fees		148,592
Fund shares redeemed		280,444
Accrued expenses	+	84,086
Total liabilities		774,999
Net Assets
Total assets		707,594,596
Total liabilities	–	774,999
Net assets		$706,819,597
Net Assets by Source
Capital received from investors		481,874,031
Distributions in excess of net investment income		(99,779)
Net realized capital gains		10,963,454
Net unrealized capital appreciation		214,081,891

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$706,819,597		34,414,635		$20.54

28
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$14,066,183
Interest	+	16,461
Total investment income		14,082,644
Expenses
Investment adviser and administrator fees		909,253
Shareholder service fees		1,705,003
Shareholder reports		95,831
Professional fees		33,863
Registration fees		32,645
Transfer agent fees		24,083
Portfolio accounting fees		22,688
Proxy fees		18,839
Independent trustees' fees		12,118
Custodian fees		10,462
Interest expense		17
Other expenses	+	13,648
Total expenses		2,878,450
Expense reduction by CSIM and its affiliates	–	24,083
Net expenses	–	2,854,367
Net investment income		11,228,277
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		11,331,486
Net realized gains on sales of affiliated underlying funds	+	4,257,598
Net realized gains		15,589,084
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	67,526
Net realized and unrealized gains		15,656,610
Increase in net assets resulting from operations		$26,884,887
29
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$11,228,277	$11,047,675
Net realized gains		15,589,084	80,068,911
Net change in unrealized appreciation (depreciation)	+	67,526	(84,004,658)
Increase in net assets from operations		26,884,887	7,111,928
Distributions to Shareholders
Distributions from net investment income		(12,295,465)	(11,176,663)
Distributions from net realized gains	+	(78,132,750)	(12,409,011)
Total distributions		($90,428,215)	($23,585,674)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,143,226	$62,988,887	3,249,257	$74,702,105
Shares reinvested		4,371,390	85,329,538	977,376	22,303,738
Shares redeemed	+	(4,668,623)	(93,835,305)	(4,282,237)	(98,343,607)
Net transactions in fund shares		2,845,993	$54,483,120	(55,604)	($1,337,764)
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		31,568,642	$715,879,805	31,624,246	$733,691,315
Total increase or decrease	+	2,845,993	(9,060,208)	(55,604)	(17,811,510)
End of period		34,414,635	$706,819,597	31,568,642	$715,879,805
Distributions in excess of net investment income			($99,779)		($522,853)
30
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$19.07	$19.50	$18.55	$16.33	$15.41
Income (loss) from investment operations:
Net investment income (loss)	0.27 [1]	0.29 [1]	0.26	0.31	0.29
Net realized and unrealized gains (losses)	0.35	(0.08)	1.08	2.23	1.01
Total from investment operations	0.62	0.21	1.34	2.54	1.30
Less distributions:
Distributions from net investment income	(0.33)	(0.30)	(0.27)	(0.32)	(0.38)
Distributions from net realized gains	(2.01)	(0.34)	(0.12)	—	—
Total distributions	(2.34)	(0.64)	(0.39)	(0.32)	(0.38)
Net asset value at end of period	$17.35	$19.07	$19.50	$18.55	$16.33
Total return	3.92%	1.10%	7.28%	15.82%	8.61%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.41%	0.42% [3]	0.50%	0.50%	0.50%
Gross operating expenses[2]	0.41%	0.42% [3]	0.51%	0.52%	0.53%
Net investment income (loss)	1.60%	1.51%	1.30%	1.75%	1.86%
Portfolio turnover rate	15%	36% [4]	16%	12%	12%
Net assets, end of period (x 1,000,000)	$516	$512	$522	$481	$425

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Effective December 1, 2014, the management fee was reduced. The ratio presented for the period ended 10/31/15 is a blended ratio.
4
The portfolio turnover ratio increased due to the addition of Schwab Fundamental Index Funds to the portfolio during the period.
31
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
97.6%	Other Investment Companies	378,568,727	503,540,531
2.4%	Short-Term Investments	12,132,454	12,132,454
100.0%	Total Investments	390,701,181	515,672,985
0.0%	Other Assets and Liabilities, Net		176,267
100.0%	Net Assets		515,849,252

Security	Number of Shares	Value ($)
Other Investment Companies 97.6% of net assets

Equity Funds 59.9%
International 15.2%
Schwab Fundamental Emerging Markets Large Company Index Fund (a)	1,694,518	13,318,915
Schwab Fundamental International Large Company Index Fund (a)	1,971,662	15,694,431
Schwab Fundamental International Small Company Index Fund (a)	1,090,979	13,015,383
Schwab International Index Fund (a)	2,068,181	36,234,523
		78,263,252
Large-Cap 30.0%
Schwab Fundamental US Large Company Index Fund (a)	3,063,991	46,327,539
Schwab S&P 500 Index Fund (a)	3,245,716	108,342,004
		154,669,543
Small-Cap 14.7%
Schwab Fundamental US Small Company Index Fund (a)	1,831,742	23,244,802
Schwab Small-Cap Index Fund (a)	2,062,757	52,806,574
		76,051,376
		308,984,171

Fixed-Income Fund 35.0%
Intermediate-Term Bond 35.0%
Schwab Total Bond Market Fund (a)	18,701,725	180,471,649

Security	Number of Shares	Value ($)
Money Market Fund 2.7%
Schwab Variable Share Price Money Fund, Ultra Shares 0.52% (a)(b)	14,079,080	14,084,711
Total Other Investment Companies
(Cost $378,568,727)		503,540,531
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.4% of net assets

Time Deposits 2.4%
Australia & New Zealand Banking Group Ltd.
0.15%, 11/01/16 (c)	1,822,780	1,822,780
BNP Paribas
0.15%, 11/01/16 (c)	5,154,837	5,154,837
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (c)	5,154,837	5,154,837
Total Short-Term Investments
(Cost $12,132,454)		12,132,454

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $398,982,372 and the unrealized appreciation and depreciation were $116,690,613 and ($0), respectively, with a net unrealized appreciation of $116,690,613.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$503,540,531	$—	$—	$503,540,531
Short-Term Investments[1]	—	12,132,454	—	12,132,454
Total	$503,540,531	$12,132,454	$—	$515,672,985
[1]	As categorized in Portfolio Holdings.
32
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Portfolio Holdings as of October 31, 2016 (continued)

The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.
33
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $378,568,727)		$503,540,531
Investments in unaffiliated issuers, at value (cost $12,132,454)	+	12,132,454
Total investments, at value (cost $390,701,181)		515,672,985
Receivables:
Fund shares sold		459,041
Dividends		347,229
Interest		51
Prepaid expenses	+	16,623
Total assets		516,495,929
Liabilities
Payables:
Investments bought		310,357
Investment adviser and administrator fees		62,788
Shareholder service fees		108,387
Fund shares redeemed		111,966
Accrued expenses	+	53,179
Total liabilities		646,677
Net Assets
Total assets		516,495,929
Total liabilities	–	646,677
Net assets		$515,849,252
Net Assets by Source
Capital received from investors		390,168,459
Net investment income not yet distributed		1,612,306
Net realized capital losses		(903,317)
Net unrealized capital appreciation		124,971,804

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$515,849,252		29,733,042		$17.35

34
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$10,170,068
Interest	+	15,056
Total investment income		10,185,124
Expenses
Investment adviser and administrator fees		659,056
Shareholder service fees		1,237,798
Shareholder reports		52,795
Professional fees		31,614
Registration fees		31,364
Portfolio accounting fees		20,190
Transfer agent fees		18,815
Independent trustees' fees		10,963
Proxy fees		10,152
Custodian fees		8,732
Other expenses	+	8,066
Total expenses		2,089,545
Expense reduction by CSIM and its affiliates	–	18,815
Net expenses	–	2,070,730
Net investment income		8,114,394
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		6,023,574
Net realized gains on sales of affiliated underlying funds	+	1,591,034
Net realized gains		7,614,608
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	3,868,814
Net realized and unrealized gains		11,483,422
Increase in net assets resulting from operations		$19,597,816
35
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$8,114,394	$7,889,972
Net realized gains		7,614,608	53,380,503
Net change in unrealized appreciation (depreciation)	+	3,868,814	(55,491,706)
Increase in net assets from operations		19,597,816	5,778,769
Distributions to Shareholders
Distributions from net investment income		(8,833,869)	(7,938,877)
Distributions from net realized gains	+	(53,151,015)	(8,928,300)
Total distributions		($61,984,884)	($16,867,177)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,422,348	$90,844,158	5,459,344	$104,614,248
Shares reinvested		3,496,216	57,722,533	823,113	15,729,696
Shares redeemed	+	(6,040,389)	(102,580,180)	(6,192,938)	(118,872,279)
Net transactions in fund shares		2,878,175	$45,986,511	89,519	$1,471,665
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		26,854,867	$512,249,809	26,765,348	$521,866,552
Total increase or decrease	+	2,878,175	3,599,443	89,519	(9,616,743)
End of period		29,733,042	$515,849,252	26,854,867	$512,249,809
Net investment income not yet distributed			$1,612,306		$1,540,404
36
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Conservative Portfolio
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$15.94	$16.00	$15.34	$14.23	$13.59
Income (loss) from investment operations:
Net investment income (loss)	0.24 [1]	0.25 [1]	0.23	0.26	0.26
Net realized and unrealized gains (losses)	0.30	(0.05)	0.67	1.10	0.69
Total from investment operations	0.54	0.20	0.90	1.36	0.95
Less distributions:
Distributions from net investment income	(0.27)	(0.26)	(0.24)	(0.25)	(0.31)
Distributions from net realized gains	(0.90)	—	—	—	—
Total distributions	(1.17)	(0.26)	(0.24)	(0.25)	(0.31)
Net asset value at end of period	$15.31	$15.94	$16.00	$15.34	$14.23
Total return	3.68%	1.23%	5.95%	9.71%	7.07%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.43%	0.43% [3]	0.50%	0.50%	0.50%
Gross operating expenses[2]	0.44%	0.44% [3]	0.54%	0.55%	0.55%
Net investment income (loss)	1.61%	1.54%	1.43%	1.78%	1.96%
Portfolio turnover rate	10%	24% [4]	9%	15%	19%
Net assets, end of period (x 1,000,000)	$238	$228	$223	$203	$189

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Effective December 1, 2014, the management fee was reduced. The ratio presented for the period ended 10/31/15 is a blended ratio.
4
The portfolio turnover ratio increased due to the addition of Schwab Fundamental Index Funds to the portfolio during the period.
37
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Conservative Portfolio
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
97.5%	Other Investment Companies	190,182,396	232,013,084
2.5%	Short-Term Investments	6,085,567	6,085,567
100.0%	Total Investments	196,267,963	238,098,651
(0.0%)	Other Assets and Liabilities, Net		(109,499)
100.0%	Net Assets		237,989,152

Security	Number of Shares	Value ($)
Other Investment Companies 97.5% of net assets

Equity Funds 40.0%
International 10.0%
Schwab Fundamental Emerging Markets Large Company Index Fund (a)	509,672	4,006,020
Schwab Fundamental International Large Company Index Fund (a)	593,139	4,721,390
Schwab Fundamental International Small Company Index Fund (a)	336,405	4,013,308
Schwab International Index Fund (a)	628,667	11,014,241
		23,754,959
Large-Cap 20.0%
Schwab Fundamental US Large Company Index Fund (a)	940,789	14,224,732
Schwab S&P 500 Index Fund (a)	1,001,572	33,432,470
		47,657,202
Small-Cap 10.0%
Schwab Fundamental US Small Company Index Fund (a)	577,750	7,331,652
Schwab Small-Cap Index Fund (a)	637,089	16,309,473
		23,641,125
		95,053,286

Fixed-Income Fund 55.2%
Intermediate-Term Bond 55.2%
Schwab Total Bond Market Fund (a)	13,621,970	131,452,009

Security	Number of Shares	Value ($)
Money Market Fund 2.3%
Schwab Variable Share Price Money Fund, Ultra Shares 0.52% (a)(b)	5,505,587	5,507,789
Total Other Investment Companies
(Cost $190,182,396)		232,013,084
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.5% of net assets

Time Deposits 2.5%
ING Bank
0.15%, 11/01/16 (c)	2,383,129	2,383,128
Skandinaviska Enskilda Banken
0.15%, 11/01/16 (c)	1,319,310	1,319,310
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (c)	2,383,129	2,383,129
Total Short-Term Investments
(Cost $6,085,567)		6,085,567

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $203,124,701 and the unrealized appreciation and depreciation were $34,973,950 and ($0), respectively, with a net unrealized appreciation of $34,973,950.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$232,013,084	$—	$—	$232,013,084
Short-Term Investments[1]	—	6,085,567	—	6,085,567
Total	$232,013,084	$6,085,567	$—	$238,098,651
[1]	As categorized in Portfolio Holdings.
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Schwab MarketTrack Conservative Portfolio
Portfolio Holdings as of October 31, 2016 (continued)

The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.
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Schwab MarketTrack Conservative Portfolio
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $190,182,396)		$232,013,084
Investments in unaffiliated issuers, at value (cost $6,085,567)	+	6,085,567
Total investments, at value (cost $196,267,963)		238,098,651
Receivables:
Dividends		250,290
Fund shares sold		96,140
Interest		25
Prepaid expenses	+	14,170
Total assets		238,459,276
Liabilities
Payables:
Investments bought		224,572
Investment adviser and administrator fees		33,108
Shareholder service fees		50,045
Fund shares redeemed		128,425
Accrued expenses	+	33,974
Total liabilities		470,124
Net Assets
Total assets		238,459,276
Total liabilities	–	470,124
Net assets		$237,989,152
Net Assets by Source
Capital received from investors		200,948,078
Net investment income not yet distributed		193,139
Net realized capital losses		(4,982,753)
Net unrealized capital appreciation		41,830,688

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$237,989,152		15,542,364		$15.31

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Schwab MarketTrack Conservative Portfolio
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$4,661,072
Interest	+	7,983
Total investment income		4,669,055
Expenses
Investment adviser and administrator fees		297,871
Shareholder service fees		563,768
Shareholder reports		28,524
Professional fees		28,453
Registration fees		26,352
Portfolio accounting fees		16,514
Transfer agent fees		14,675
Independent trustees' fees		9,306
Custodian fees		5,065
Proxy fees		4,048
Other expenses	+	3,583
Total expenses		998,159
Expense reduction by CSIM and its affiliates	–	14,675
Net expenses	–	983,484
Net investment income		3,685,571
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,810,448
Net realized gains on sales of affiliated underlying funds	+	310,262
Net realized gains		2,120,710
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	2,559,754
Net realized and unrealized gains		4,680,464
Increase in net assets resulting from operations		$8,366,035
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Schwab MarketTrack Conservative Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$3,685,571	$3,508,549
Net realized gains		2,120,710	14,576,050
Net change in unrealized appreciation (depreciation)	+	2,559,754	(15,531,464)
Increase in net assets from operations		8,366,035	2,553,135
Distributions to Shareholders
Distributions from net investment income		(3,884,346)	(3,590,423)
Distributions from net realized gains	+	(12,777,507)	—
Total distributions		($16,661,853)	($3,590,423)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,067,103	$46,365,503	2,432,532	$39,115,068
Shares reinvested		1,032,463	15,174,842	207,359	3,310,268
Shares redeemed	+	(2,836,646)	(42,848,228)	(2,319,449)	(37,207,806)
Net transactions in fund shares		1,262,920	$18,692,117	320,442	$5,217,530
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,279,444	$227,592,853	13,959,002	$223,412,611
Total increase	+	1,262,920	10,396,299	320,442	4,180,242
End of period		15,542,364	$237,989,152	14,279,444	$227,592,853
Net investment income not yet distributed			$193,139		$154,755
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Schwab MarketTrack Portfolios
Financial Notes

1. Business Structure of the Funds:
Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (the funds) are each a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab MarketTrack All Equity Portfolio	Schwab Target 2045 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2050 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2055 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2060 Fund
Schwab ® S&P 500 Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab Small-Cap Index Fund®	Schwab Fundamental US Small Company Index Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab International Index Fund®	Schwab Fundamental International Small Company Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Fundamental Emerging Markets Large Company Index Fund
Laudus International MarketMasters Fund™	Schwab Fundamental Global Real Estate Index Fund
Schwab Balanced Fund™	Schwab Target 2010 Index Fund
Schwab Core Equity Fund™	Schwab Target 2015 Index Fund
Schwab Dividend Equity Fund™	Schwab Target 2020 Index Fund
Schwab Large-Cap Growth Fund™	Schwab Target 2025 Index Fund
Schwab Small-Cap Equity Fund™	Schwab Target 2030 Index Fund
Schwab Hedged Equity Fund™	Schwab Target 2035 Index Fund
Schwab Health Care Fund™	Schwab Target 2040 Index Fund
Schwab ® International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab ® Monthly Income Fund - Moderate Payout
Schwab Target 2030 Fund	Schwab ® Monthly Income Fund - Enhanced Payout
Schwab Target 2035 Fund	Schwab ® Monthly Income Fund - Maximum Payout
Schwab Target 2040 Fund
The Schwab MarketTrack Portfolios are primarily “funds of funds.” Each of the funds seeks to achieve its investment objective by investing mainly in a combination of other Schwab Funds (underlying funds) in accordance with its target portfolio allocation. The funds may also invest directly in equity or fixed-income securities, other mutual funds, exchange-traded funds (ETFs) and cash equivalents, including money market securities to achieve their investment objectives.
Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 8) at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds' Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds' financial statements. For more information about the underlying funds' operations and policies, please refer to those funds' semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission's (SEC) website at www.sec.gov or at the SEC's Public Reference Room in Washington D.C.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds' own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial
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Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds' results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of October 31, 2016 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. Each fund bears its share of the allocable expenses of the underlying funds in which it invests. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year, except for the Schwab MarketTrack Conservative Portfolio, which makes distributions from net investment income quarterly.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds' prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of a fund's assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund or vice versa. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the funds will fluctuate, which means that an investor could lose money.
Underlying Fund Investment Risk. The value of your investment in the funds is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The funds are subject to the performance and expenses of the underlying funds in which they invest. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a fund's exposure to a particular risk will be proportionate to the fund's overall asset allocation and underlying fund allocation.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Investment Style Risk. Some underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Each underlying fund follows these stocks during upturns as well as downturns. Because of their indexing strategy, the underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund's expenses, the underlying fund's performance is normally below that of the index. A significant percentage of the index may be composed of securities in a single industry or sector of the economy. If the underlying fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Tracking Error Risk. Each underlying index fund seeks to track the performance of its benchmark indices, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
•   Large-Cap Risk. Many of the risks of the underlying funds are associated with their investment in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — bonds or mid- or small-cap stocks, for instance — an underlying fund's performance also will lag those investments.
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Financial Notes (continued)

3. Risk Factors (continued):
•   Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—bonds or large-cap stocks, for instance—an underlying fund's small-cap holdings could reduce performance.
•   Money Market Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation.
•   Concentration Risk. To the extent that an underlying fund's or the index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political, or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
•   Foreign Investment Risk. An underlying fund's investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. To the extent that an underlying fund invests a significant portion of its assets in any one country, the underlying fund will be subject to a greater risk of loss or volatility than if the underlying fund always maintained wide geographic diversity among the countries in which it invests.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund's investments in emerging market countries and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund's use of derivatives could reduce the underlying fund's performance, increase volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund's returns or as a substitute for a position or security.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF's expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•   Credit Risk. An underlying fund may be subject to the risk that a decline in the credit quality of a portfolio investment could cause the underlying fund to lose money or underperform. An underlying fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or an underlying fund may have to sell them at a loss.
•   Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
•   Interest Rate Risk. An underlying fund’s investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the underlying fund’s yield will change over time. During periods when interest rates are low, an underlying fund’s yield (and total return) also may be low. Changes in
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Financial Notes (continued)

3. Risk Factors (continued):
interest rates also may affect an underlying fund's share price: a rise in interest rates could cause the fund's share price to fall. The longer the underlying fund’s duration, the more sensitive to interest rate movements its share price is likely to be. A change in a central bank's monetary policy or improving economic conditions, among other things, may result in an increase in interest rates.
•   Sampling Index Tracking Risk. To the extent an underlying fund uses a sampling method, the underlying fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the underlying fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If the underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund's performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. A fund may invest directly in individual securities as well as other mutual funds, ETFs and cash equivalents, including money market securities. A fund's direct investment in these securities is subject to the same or similar risks as an underlying fund's investment in the same security.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee of 0.13%, payable monthly, based on a percentage of each fund's average daily net assets.
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is as follows:
Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
0.50%	0.50%	0.50%	0.50%
The agreement to limit the funds' total expenses charged is limited to each fund's direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2016, each Schwab MarketTrack Portfolio's ownership percentages of other related funds' shares are:
Underlying Funds	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Schwab Fundamental Emerging Markets Large Company Index Fund	8.4%	7.4%	4.0%	1.2%
Schwab Fundamental International Large Company Index Fund	3.5%	2.9%	1.6%	0.5%
Schwab Fundamental International Small Company Index Fund	5.9%	5.0%	2.7%	0.8%
Schwab International Index Fund	2.6%	2.3%	1.2%	0.4%
Schwab Fundamental US Large Company Index Fund	1.6%	1.9%	1.0%	0.3%
Schwab S&P 500 Index Fund	0.8%	0.9%	0.5%	0.1%
Schwab Fundamental US Small Company Index Fund	3.1%	3.1%	1.7%	0.5%
Schwab Small-Cap Index Fund	3.6%	3.7%	2.0%	0.6%
Schwab Total Bond Market Fund	—%	7.7%	13.0%	9.5%
Schwab Variable Share Price Money Fund, Ultra Shares	—%	5.4%	3.3%	1.3%
Below is a summary of the funds' transactions with their affiliated underlying funds during the period ended October 31, 2016:
Schwab MarketTrack All Equity Portfolio:
Underlying Funds	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Distributions Received* 11/01/15 to 10/31/16
Schwab Fundamental Emerging Markets Large Company Index Fund	3,907,265	421,656	(721,822)	3,607,099	$28,351,795	($418,205)	$766,381
Schwab Fundamental International Large Company Index Fund	4,235,560	238,554	(239,099)	4,235,015	33,710,716	(117,560)	951,296
Schwab Fundamental International Small Company Index Fund	2,571,858	83,283	(305,902)	2,349,239	28,026,415	80,648	582,392
Schwab Fundamental US Large Company Index Fund	5,149,167	378,853	(572,168)	4,955,852	74,932,482	(307,680)	4,099,365
Schwab Fundamental US Small Company Index Fund	3,391,816	333,961	(429,305)	3,296,472	41,832,234	(240,685)	2,465,229
Schwab International Index Fund	4,318,720	226,478	(177,716)	4,367,482	76,518,293	(79,988)	2,061,017
Schwab S&P 500 Index Fund	5,562,139	176,240	(541,635)	5,196,744	173,467,312	4,630,810	5,496,919
Schwab Small-Cap Index Fund	3,810,827	404,358	(545,462)	3,669,723	93,944,910	1,711,298	6,188,800
Total					$550,784,157	$5,258,638	$22,611,399
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Schwab MarketTrack Growth Portfolio:
Underlying Funds	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Distributions Received* 11/01/15 to 10/31/16
Schwab Fundamental Emerging Markets Large Company Index Fund	3,155,206	299,968	(307,564)	3,147,610	$24,740,214	($175,922)	$621,774
Schwab Fundamental International Large Company Index Fund	3,543,745	175,366	(165,860)	3,553,251	28,283,882	(43,552)	784,231
Schwab Fundamental International Small Company Index Fund	2,129,293	45,112	(191,245)	1,983,160	23,659,102	140,419	486,756
Schwab Fundamental US Large Company Index Fund	5,666,998	363,570	(408,413)	5,622,155	85,006,983	(89,439)	4,513,197
Schwab Fundamental US Small Company Index Fund	3,358,509	388,042	(405,146)	3,341,405	42,402,430	(49,657)	2,445,941
Schwab International Index Fund	3,668,131	215,056	(129,339)	3,753,848	65,767,408	(23,048)	1,747,204
Schwab S&P 500 Index Fund	6,100,571	237,687	(394,025)	5,944,233	198,418,501	3,313,546	6,112,162
Schwab Small-Cap Index Fund	3,838,509	491,398	(529,824)	3,800,083	97,282,118	1,199,621	6,292,382
Schwab Total Bond Market Fund	11,289,832	939,383	(1,184,734)	11,044,481	106,579,240	(14,370)	2,321,656
Schwab Value Advantage Money Fund, Ultra Shares	11,056,954	12,011,437	(23,068,391)	—	—	—	12,618
Schwab Variable Share Price Money Fund, Ultra Shares	—	23,123,393	—	23,123,393	23,132,642	—	59,748
Total					$695,272,520	$4,257,598	$25,397,669
Schwab MarketTrack Balanced Portfolio:
Underlying Funds	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Distributions Received* 11/01/15 to 10/31/16
Schwab Fundamental Emerging Markets Large Company Index Fund	1,614,627	274,950	(195,059)	1,694,518	$13,318,915	($215,901)	$314,451
Schwab Fundamental International Large Company Index Fund	1,903,457	261,633	(193,428)	1,971,662	15,694,431	(89,729)	416,675
Schwab Fundamental International Small Company Index Fund	1,140,007	161,964	(210,992)	1,090,979	13,015,383	20,214	257,776
Schwab Fundamental US Large Company Index Fund	3,037,893	443,135	(417,037)	3,063,991	46,327,539	(208,075)	2,393,420
Schwab Fundamental US Small Company Index Fund	1,801,386	410,136	(379,780)	1,831,742	23,244,802	(282,160)	1,295,495
Schwab International Index Fund	1,978,586	248,452	(158,857)	2,068,181	36,234,523	37,234	928,789
Schwab S&P 500 Index Fund	3,278,113	393,496	(425,893)	3,245,716	108,342,004	1,622,950	3,242,801
Schwab Small-Cap Index Fund	2,062,479	384,768	(384,490)	2,062,757	52,806,574	642,332	3,356,202
Schwab Total Bond Market Fund	18,903,171	2,005,620	(2,207,066)	18,701,725	180,471,649	64,169	3,943,521
Schwab Value Advantage Money Fund, Ultra Shares	8,038,114	6,007,476	(14,045,590)	—	—	—	8,133
Schwab Variable Share Price Money Fund, Ultra Shares	—	14,079,080	—	14,079,080	14,084,711	—	36,379
Total					$503,540,531	$1,591,034	$16,193,642
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Schwab MarketTrack Conservative Portfolio:
Underlying Funds	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Distributions Received* 11/01/15 to 10/31/16
Schwab Fundamental Emerging Markets Large Company Index Fund	432,696	91,495	(14,519)	509,672	$4,006,020	($13,632)	$84,608
Schwab Fundamental International Large Company Index Fund	554,331	60,475	(21,667)	593,139	4,721,390	(7,038)	123,446
Schwab Fundamental International Small Company Index Fund	337,593	29,173	(30,361)	336,405	4,013,308	11,636	76,981
Schwab Fundamental US Large Company Index Fund	899,135	113,600	(71,946)	940,789	14,224,732	(12,807)	715,071
Schwab Fundamental US Small Company Index Fund	532,697	104,838	(59,785)	577,750	7,331,652	(12,999)	387,536
Schwab International Index Fund	597,598	96,188	(65,119)	628,667	11,014,241	7,236	278,700
Schwab S&P 500 Index Fund	974,586	118,129	(91,143)	1,001,572	33,432,470	303,358	969,836
Schwab Small-Cap Index Fund	612,939	116,933	(92,783)	637,089	16,309,473	84,365	1,015,649
Schwab Total Bond Market Fund	13,196,228	1,276,445	(850,703)	13,621,970	131,452,009	(49,857)	2,802,167
Schwab Value Advantage Money Fund, Ultra Shares	3,489,431	2,003,060	(5,492,491)	—	—	—	3,300
Schwab Variable Share Price Money Fund, Ultra Shares	—	5,505,587	—	5,505,587	5,507,789	—	14,226
Total					$232,013,084	$310,262	$6,471,520
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
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Financial Notes (continued)

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended October 31, 2016, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab MarketTrack All Equity Portfolio	$33,311,399	$57,457,000
Schwab MarketTrack Growth Portfolio	79,614,063	79,798,390
Schwab MarketTrack Balanced Portfolio	80,031,575	76,635,590
Schwab MarketTrack Conservative Portfolio	31,792,889	22,362,491

8. Redemption Fee:
The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods were as follows:
	Current Period (11/1/15-10/31/16)	Prior Period (11/1/14-10/31/15)
Schwab MarketTrack All Equity Portfolio	$5,050	$10,890
Schwab MarketTrack Growth Portfolio	8,705	5,446
Schwab MarketTrack Balanced Portfolio	11,924	13,097
Schwab MarketTrack Conservative Portfolio	2,739	1,921

9. Federal Income Taxes:
As of October 31, 2016, the components of distributable earnings on a tax-basis were as follows:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Undistributed ordinary income	$4,368,657	$1,405,401	$2,886,999	$441,632
Undistributed long-term capital gains	14,459,368	12,834,189	6,103,181	1,625,492
Unrealized appreciation on investments	135,986,410	210,805,755	116,690,613	34,973,950
Net unrealized appreciation (depreciation)	$135,986,410	$210,805,755	$116,690,613	$34,973,950
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2016, the funds had no capital loss carryforwards.
Qualified late-year losses are certain capital and ordinary losses which occur during the portion of a fund's taxable year subsequent to October 31. A fund may elect to treat any portion of qualified late-year losses as arising during the first day of the next taxable year. For the year ended October 31, 2016, the funds had late-year ordinary losses deferred and capital loss carryforwards utilized as follows:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Late-year ordinary losses deferred	$—	$99,779	$—	$—
Capital loss carryforwards utilized	—	—	—	—
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Financial Notes (continued)

9. Federal Income Taxes (continued):
The tax-basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Current period distributions
Ordinary income	$17,824,381	$12,295,465	$9,353,819	$3,884,346
Long-term capital gains	38,823,520	78,132,750	52,631,065	12,777,507
Prior period distributions
Ordinary income	$8,349,307	$11,176,663	$9,693,210	$3,590,423
Long-term capital gains	—	12,409,011	7,173,967	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2016, the funds made the following reclassifications:
	Schwab MarketTrack All Equity Portfolio	Schwab MarketTrack Growth Portfolio	Schwab MarketTrack Balanced Portfolio	Schwab MarketTrack Conservative Portfolio
Capital shares	$—	$—	$—	$—
Undistributed net investment income	1,381,001	1,490,262	791,377	237,159
Net realized capital gains (losses)	(1,381,001)	(1,490,262)	(791,377)	(237,159)
As of October 31, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the funds did not incur any interest or penalties.

10. Recent Regulatory Development:
In October 2016, the SEC adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the funds' financial statements and related disclosures.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (four of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at October 31, 2016 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2016
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Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds' dividend distributions paid during the fiscal year ended October 31, 2016, qualify for the corporate dividends received deduction:
Percentage
Schwab MarketTrack All Equity Portfolio	57.14
Schwab MarketTrack Growth Portfolio	52.65
Schwab MarketTrack Balanced Portfolio	37.73
Schwab MarketTrack Conservative Portfolio	27.47
For the fiscal year ended October 31, 2016, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2017 via IRS form 1099 of the amounts for use in preparing their 2016 income tax return.
Schwab MarketTrack All Equity Portfolio	$17,382,899
Schwab MarketTrack Growth Portfolio	9,696,327
Schwab MarketTrack Balanced Portfolio	5,351,853
Schwab MarketTrack Conservative Portfolio	1,592,589
Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2016:
Schwab MarketTrack All Equity Portfolio	$38,823,520
Schwab MarketTrack Growth Portfolio	78,132,750
Schwab MarketTrack Balanced Portfolio	52,631,065
Schwab MarketTrack Conservative Portfolio	12,777,507
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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by an independent provider of investment company data and an independent accounting firm. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on May 9, 2016, and June 1, 2016, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 1, 2016. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s

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performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Although Schwab MarketTrack All Equity Portfolio had performance that lagged that of a relevant peer group for certain (although not all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreements with respect to the Schwab MarketTrack All Equity Portfolio, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the investment objective and policies of Schwab MarketTrack All Equity Portfolio, and that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Fund indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because the Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered whether CSIM indirectly benefits from the Fund’s investments in other underlying funds managed by CSIM. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

All Equity Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation and that effective December 1, 2014 is calculated using the following portion allocations: 31.4% S&P 500 Index, 17.3% Russell 2000 Index, 13.5% Russell RAFI U.S. Large Company Index, 7.5% Russell RAFI U.S. Small Company Index, 13.8% MSCI EAFE Index (Net), 6.0% Russell RAFI Developed ex-U.S. Large Company Index (Net), 5.0% Russell RAFI Developed ex-U.S. Small Company Index (Net), 5.0% Russell RAFI Emerging Markets Large Company Index (Net), and 0.5% Bloomberg Barclays U.S. Treasury Bills: 1 - 3 Months Index. From March 1, 2014 to December 1, 2014, the index was comprised of 45% S&P 500 Index, 25% Russell 2000 Index and 30% MSCI EAFE Index (Net). On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE (Net) Index. The components that make up the composite may vary over time.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Balanced Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation and that effective December 1, 2014 is calculated using the following portion allocations: 21.0% S&P 500 Index, 10.5% Russell 2000 Index, 9.0% Russell RAFI U.S. Large Company Index, 4.5% Russell RAFI U.S. Small Company Index, 7.0% MSCI EAFE Index (Net), 3.0% Russell RAFI Developed ex-U.S. Large Company Index (Net), 2.5% Russell RAFI Developed ex-U.S. Small Company Index (Net), 2.5% Russell RAFI Emerging Markets Large Company Index (Net), 35.0% Bloomberg Barclays U.S. Aggregate Bond Index, and 5.0% Bloomberg Barclays U.S. Treasury Bills: 1 – 3 Months Index. From March 1, 2014 to December 1, 2014, the index was comprised of 30% S&P 500 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index (Net), 35% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. Treasury Bills: 1 – 3 Months Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE (Net) Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. Treasury Bills: 1 – 3 Months Index. The components that make up the composite may vary over time.
Bloomberg Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Months Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Citigroup Non-U.S. Dollar World Government Bond Index  An index that measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.
Conservative Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation and that effective December 1, 2014 is calculated using the following portion allocations: 14.0% S&P 500 Index, 7.0% Russell 2000 Index, 6.0% Russell RAFI U.S. Large Company Index, 3.0% Russell RAFI U.S. Small Company Index, 4.6% MSCI EAFE Index (Net), 2.0% Russell RAFI Developed ex-U.S. Large Company Index (Net), 1.7% Russell RAFI Developed ex-U.S. Small Company Index (Net), 1.7% Russell RAFI Emerging Markets Large Company Index (Net), 55.0% Bloomberg Barclays U.S. Aggregate Bond Index, and 5.0% Bloomberg Barclays U.S. Treasury Bills: 1 – 3 Months Index. From March 1, 2014 to December 1, 2014, the index was comprised of 20% S&P 500 Index, 10% Russell 2000 Index, 10% MSCI EAFE Index (Net), 55% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. Treasury Bills: 1 – 3 Months Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was comprised of 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index (Net), 55% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. Treasury Bills: 1 – 3 Months Index. The components that make up the composite may vary over time.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
Growth Composite Index  A custom blended index developed by CSIM based on a comparable portfolio asset allocation and that effective December 1, 2014 is calculated using the following portion allocations: 28.1% S&P 500 Index, 14.0% Russell 2000 Index, 12.0% Russell RAFI U.S. Large Company Index, 6.0% Russell RAFI U.S. Small Company Index, 9.3% MSCI EAFE Index (Net), 4.0% Russell RAFI Developed ex-U.S. Large Company Index (Net), 3.3% Russell RAFI

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Developed ex-U.S. Small Company Index (Net), 3.3% Russell RAFI Emerging Markets Large Company Index (Net), 15.0% Bloomberg Barclays U.S. Aggregate Bond Index, and 5.0% Bloomberg Barclays U.S. Treasury Bills: 1 – 3 Months Index. From March 1, 2014 to December 1, 2014, the index was comprised of 40% S&P 500 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index (Net), 15% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. Treasury Bills: 1 – 3 Months Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014 the index was comprised of 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE (Net) Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index, and 5% Bloomberg Barclays U.S. Treasury Bills: 1 – 3 Months Index. The components that make up the composite may vary over time.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
Russell RAFI Emerging Markets Large Company Index  An index that ranks companies in the Russell Emerging Markets Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Emerging Markets Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Emerging Markets Index measures the performance of the investable securities in emerging countries globally.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•   TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2016 Schwab Funds. All rights reserved.

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Schwab MarketTrack Portfolios  |  Annual Report

Notes

Notes

Notes

Schwab MarketTrack Portfolios
Our straightforward approach sets us apart.

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.
The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack All Equity Portfolio™
Schwab MarketTrack Growth Portfolio™
Schwab MarketTrack Balanced Portfolio™
Schwab MarketTrack Conservative Portfolio™
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout
Bond Funds
Schwab Short-Term Bond Market Fund™
Schwab Intermediate-Term Bond Fund™
Schwab Total Bond Market Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2016 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Effective October 14, 2016, all Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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MFR13813-19
00186668

Annual Report  |  October 31, 2016
Schwab Target Funds

Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab Target 2060 Fund

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Schwab Target Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Return for the 12 Months Ended October 31, 2016
Schwab Target 2010 Fund (Ticker Symbol: SWBRX)	2.68%
Target 2010 Composite Index	3.44%
Fund Category: Morningstar Target-Date 2000-2010	3.57%
Performance Details	pages 9-11

Schwab Target 2015 Fund (Ticker Symbol: SWGRX)	2.59%
Target 2015 Composite Index	3.45%
Fund Category: Morningstar Target-Date 2015	3.44%
Performance Details	pages 12-14

Schwab Target 2020 Fund (Ticker Symbol: SWCRX)	2.05%
Target 2020 Composite Index	3.12%
Fund Category: Morningstar Target-Date 2020	3.30%
Performance Details	pages 15-17

Schwab Target 2025 Fund (Ticker Symbol: SWHRX)	2.01%
Target 2025 Composite Index	3.06%
Fund Category: Morningstar Target-Date 2025	3.08%
Performance Details	pages 18-20

Schwab Target 2030 Fund (Ticker Symbol: SWDRX)	1.72%
Target 2030 Composite Index	2.98%
Fund Category: Morningstar Target-Date 2030	3.04%
Performance Details	pages 21-23
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
The components that make up each of the composite indexes may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Performance at a Glance (continued)

Total Return for the 12 Months Ended October 31, 2016
Schwab Target 2035 Fund (Ticker Symbol: SWIRX)	1.63%
Target 2035 Composite Index	2.91%
Fund Category: Morningstar Target-Date 2035	2.65%
Performance Details	pages 24-26

Schwab Target 2040 Fund (Ticker Symbol: SWERX)	1.38%
Target 2040 Composite Index	2.83%
Fund Category: Morningstar Target-Date 2040	2.73%
Performance Details	pages 27-29

Schwab Target 2045 Fund (Ticker Symbol: SWMRX)	1.40%
Target 2045 Composite Index	2.79%
Fund Category: Morningstar Target-Date 2045	2.44%
Performance Details	pages 30-32

Schwab Target 2050 Fund (Ticker Symbol: SWNRX)	1.39%
Target 2050 Composite Index	2.75%
Fund Category: Morningstar Target-Date 2050	2.74%
Performance Details	pages 33-35

Schwab Target 2055 Fund (Ticker Symbol: SWORX)	1.28%
Target 2055 Composite Index	2.70%
Fund Category: Morningstar Target-Date 2055	2.39%
Performance Details	pages 36-38

Schwab Target 2060 Fund (Ticker Symbol: SWPRX)	-1.70% [1]
Target 2060 Composite Index	-2.08% [1]
Fund Category: Morningstar Target-Date 2060+	-1.82% [1]
Performance Details	pages 39-41

Minimum Initial Investment[2]	$ 100
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
The components that make up each of the composite indexes may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[1]	Total returns shown are since the Schwab Target 2060 Fund’s inception date of August 25, 2016.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
As we approach the end of the year, I’d like to take this opportunity to thank you for the trust you have placed in us here at Charles Schwab Investment Management. The past year has brought several surprise twists to the financial markets, and we appreciate your continued confidence in our ability to help you achieve your long-term financial goals.
During the 12-month period ended October 31, 2016, most of the Schwab Target Funds (the funds) generated positive returns. The funds with the nearest-term target dates outperformed their longer-term counterparts as accommodative monetary policies suppressed interest rates and boosted the returns of bonds, which represent a greater share of those portfolios. Stocks contributed modest gains, as the strong performance of U.S. equities more than offset weakness in the stocks of companies based in developed overseas economies.
With stock and bond prices pushing persistently higher in recent years, some investors are struggling with whether now is the time to adjust their allocations to help preserve their savings. At Charles Schwab Investment Management, one of the reasons we are big proponents of target date funds

Asset Class Performance Comparison % returns during the 12 months ended 10/31/2016

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
1 The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
From the President (continued)

“ During the 12-month period ended October 31, 2016, most of the Schwab Target Funds (the funds) generated positive returns.”
is that they can help investors maintain a focus on long-term performance and keep them on the path to reaching their financial goals.
Target funds may help investors avoid these scenarios by following a well-researched glide path, becoming more conservative as the target retirement date approaches and adjusting to assume less risk. For instance, the Schwab Target 2060 Fund, which was launched in August 2016, begins with an asset mix of approximately 95% equity and 5% fixed income, cash and cash equivalents. By 2060, that allocation will have shifted to 25% equity and 75% fixed income, cash and cash equivalents. When developing the funds’ glide path, we use a series of factors to quantify investors’ risk tolerance and future retirement income needs, which allows us to identify appropriate market exposures at various ages.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Target Funds, please continue reading this report. In addition, you can find further details about the funds by visiting our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,

Schwab Target Funds  |  Annual Report

Schwab Target Funds
The Investment Environment

Over the 12-month reporting period ended October 31, 2016, global fixed-income investments and emerging market and U.S. equities performed well, while many developed international equities lagged behind. The Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. Yields on many global government-backed securities remained historically low, with some in negative territory, while lackluster global economic growth contributed to continued investor uncertainty. Toward the end of the reporting period, the U.S. presidential election fueled heightened market volatility in both the U.S. and abroad. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 4.51%, while the MSCI EAFE Index (Net), a broad measure of developed international equity performance, returned -3.23%. In fixed-income markets, the Barclays U.S. Aggregate Bond Index returned 4.37% for the reporting period, and the Citigroup Non-U.S. Dollar World Government Bond Index returned 7.34%.
U.S. economic data generally improved over the reporting period, despite several weak measurements during the 12 months. Corporate earnings were better-than-expected for the second quarter of 2016 but contracted in the third quarter, while U.S. nonfarm payrolls came in near expectations outside of a sharp drop in May. Consumer confidence measurements were generally below expectations for most of the reporting period, but rebounded in September to reach the highest level since the 2008 recession. However, consumer confidence fell slightly in October as increasing uncertainty surrounding the U.S. presidential election and the stability of the labor market resulted in more cautious consumers. In addition, U.S. economic growth trended upwards after dipping slightly in the first quarter of 2016, with the third quarter’s measurement coming in as the fastest growth rate recorded in two years.
Short-term interest rate policy in the U.S. remained a source of uncertainty and volatility during the reporting period. The Fed raised the federal funds rate in December 2015 to a target range of 0.25% to 0.50%, with the possibility of four additional increases in 2016. Inconsistent U.S. economic data, weak global growth, and persistently low inflation, however, caused the Fed to leave rates unchanged at each meeting during the reporting period. At its meeting in September, the Fed noted that although the case for a rate increase had strengthened, it had “…decided, for the time being, to wait for further evidence of continued progress toward its objectives.” Continued low interest rates in the U.S. resulted in cheaper borrowing costs, supporting the overall performance of emerging markets and U.S. markets during the reporting period. In addition, many emerging market economies were able to absorb the sharp drop in commodities prices and shore up their monetary reserves over the past year, lessening investor fears about the potentially negative impact of a U.S. interest rate increase. As of the end of the reporting period, markets continued to expect one rate hike by the end of 2016.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
The Investment Environment (continued)

During the 12-month reporting period, many central banks outside the U.S. increased accommodative policy measures to help combat stalling economic growth. Both the Bank of Japan and the European Central Bank increased bond purchases and introduced negative interest rates, while the People’s Bank of China (PBOC) expanded its lending facilities. Following the United Kingdom’s vote in June to leave the European Union (also known as Brexit), the Bank of England (BoE) announced its plan to take additional measures if necessary while markets adjusted. Less than two months later in early August, the BoE cut its benchmark rate and resumed quantitative easing, and also increased lending to consumers and companies. The Central Bank of Russia also took steps aimed at stabilizing the economy and inflation, decreasing its key interest rate in mid-September. While some of these measures initially appeared to be less effective than the central banks had hoped, the positive performance of many international equities in the second half of the reporting period suggested that economic conditions outside the U.S. were beginning to improve.
With interest rates near historically low levels in the U.S. and overseas, the yields on many government-backed securities also remained low, with some dropping below 0.00%. Over the reporting period, the yields on both German and Japanese 10-year government bonds dipped into negative territory. Meanwhile, the yield on the British 10-year government note declined to levels approaching 0.50% in August after the announcement of increased accommodative policy measures from the BoE. In the U.S., short-term yields generally increased after the Fed’s rate hike in December, and then leveled off as the reporting period continued. Longer-term U.S. yields, which are highly influenced by inflation and growth expectations, generally fell in the first half of 2016 amid subdued inflation and weak global economic growth. As inflation rose slightly and growth expectations improved, the yields on longer-term Treasuries generally trended upwards in the last months of the reporting period.
Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Management

Zifan Tang, Ph.D., CFA, Managing Director, Senior Portfolio Manager, leads the portfolio management team and has overall responsibility for all aspects of the management of the funds. She was appointed portfolio manager of the funds in February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Performance and Fund Facts as of 10/31/16

The Schwab Target 2010 Fund (the 2010 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2010 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2016, the 2010 Fund’s asset allocation was approximately 37.6% equity securities, 55.8% fixed income securities, and 6.6% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2010 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global fixed-income investments and emerging market and U.S. equities performed well, while many developed international stocks lagged behind. At its December 2015 meeting, the Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. The United Kingdom’s decision in June to leave the European Union (also known as Brexit) caused a spike in volatility. Toward the end of the reporting period, the U.S. presidential election also fueled heightened market volatility in both the U.S. and abroad.
Performance.  For the 12-month reporting period ended October 31, 2016, the 2010 Fund returned 2.68%. The 2010 Fund’s internally calculated comparative index, the Target 2010 Composite Index (the composite index), returned 3.44%.
Positioning and Strategies. The 2010 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2010 Fund’s U.S. fixed-income exposures provided the greatest contribution to total return, particularly among diversified fixed income. The top contributor to the total return of the 2010 Fund was the Schwab Total Bond Market Fund, the 2010 Fund’s largest position, which returned 3.9%. The Wells Fargo Core Bond Fund (Class I) also contributed notably. On a relative basis, the Wells Fargo Core Bond Fund (Class I), which returned 4.5%, outperformed one of the composite index’s U.S. fixed-income components, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.4%. The Schwab Treasury Inflation Protected Securities Index Fund contributed to the 2010 Fund’s total return but detracted slightly from the 2010 Fund’s relative performance.
The 2010 Fund’s U.S. equity allocation also contributed to the 2010 Fund’s total return. The greatest contribution to total return within this allocation came from the Schwab S&P 500 Index Fund, which returned 4.4%. However, the performance of the Schwab S&P 500 Index Fund tracked the S&P 500® Index, one of the composite index’s U.S. equity allocation components and its designated benchmark, which returned 4.5%. The 2010 Fund’s international equity allocation provided the largest detractor to total return with the Schwab International Core Equity Fund returning -2.4%. On a relative basis, the Schwab International Core Equity Fund outperformed its comparative index, the MSCI EAFE Index (Net), which returned -3.2%.
The 2010 Fund’s global real estate allocation contributed modestly to the 2010 Fund’s total return. The Schwab Global Real Estate Fund, which returned 4.1%, outperformed the composite index’s global real estate allocation component, the FTSE EPRA/NAREIT Global Index (Net), which returned 3.1%.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	22
Portfolio Turnover Rate	14%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Management views and portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2010 Fund (7/1/05)	2.68%	5.59%	3.48%
Target 2010 Composite Index	3.44%	5.72%	4.39%
Dow Jones U.S. Total Stock Market IndexSM	4.21%	13.29%	6.87%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.64%
Fund Category: Morningstar Target-Date 2000-2010	3.57%	5.47%	3.79%
Fund Expense Ratios[3]: Net 0.48%; Gross 0.62%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.48%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund
Performance and Fund Facts as of 10/31/16

The Schwab Target 2015 Fund (the 2015 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2015 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2016, the 2015 Fund’s asset allocation was approximately 39.7% equity securities, 54.0% fixed income securities, and 6.3% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2015 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global fixed-income investments and emerging market and U.S. equities performed well, while many developed international stocks lagged behind. At its December 2015 meeting, the Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. The United Kingdom’s decision in June to leave the European Union (also known as Brexit) caused a spike in volatility. Toward the end of the reporting period, the U.S. presidential election also fueled heightened market volatility in both the U.S. and abroad.
Performance. For the 12-month reporting period ended October 31, 2016, the 2015 Fund returned 2.59%. The 2015 Fund’s internally calculated comparative index, the Target 2015 Composite Index (the composite index), returned 3.45%.
Positioning and Strategies. The 2015 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2015 Fund’s U.S. fixed-income exposures provided the greatest contribution to total return, particularly among diversified fixed income. The top contributor to the total return of the 2015 Fund was the Schwab Total Bond Market Fund, the 2015 Fund’s largest position, which returned 3.9%. The Wells Fargo Core Bond Fund (Class I) also contributed notably. On a relative basis, the Wells Fargo Core Bond Fund (Class I), which returned 4.5%, outperformed one of the composite index’s U.S. fixed-income allocation components, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.4%. The Schwab Treasury Inflation Protected Securities Index Fund contributed to the 2015 Fund’s total return but detracted slightly from the 2015 Fund’s relative performance.
The 2015 Fund’s U.S. equity allocation also contributed to the 2015 Fund’s total return. The greatest contribution came from the Schwab S&P 500 Index Fund, which returned 4.4%. However, the performance of the Schwab S&P 500 Index Fund tracked the S&P 500® Index, one of the composite index’s U.S. equity allocation components and its designated benchmark, which returned 4.5%. The 2015 Fund’s international equity allocation provided the largest detractor to total return with the Schwab International Core Equity Fund returning -2.4%. On a relative basis, the Schwab International Core Equity Fund outperformed its comparative index, the MSCI EAFE Index (Net), which returned -3.2%.
The 2015 Fund’s global real estate allocation contributed modestly to the 2015 Fund’s total return. The Schwab Global Real Estate Fund, which returned 4.1%, outperformed the composite index’s global real estate allocation component, the FTSE EPRA/NAREIT Global Index (Net), which returned 3.1%.

Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	14%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Management views and portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (March 12, 2008 – October 31, 2016)1

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2015 Fund (3/12/08)	2.59%	6.26%	4.80%
Target 2015 Composite Index	3.45%	6.41%	4.90%
Dow Jones U.S. Total Stock Market IndexSM	4.21%	13.29%	8.19%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.44%
Fund Category: Morningstar Target-Date 2015	3.44%	6.16%	3.90%
Fund Expense Ratios[3]: Net 0.50%; Gross 0.59%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.50%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund
Performance and Fund Facts as of 10/31/16

The Schwab Target 2020 Fund (the 2020 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2020 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2016, the 2020 Fund’s asset allocation was approximately 51.9% equity securities, 43.5% fixed income securities, and 4.6% cash and cash equivalents (including money market funds). At its target date, the 2020 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2020 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, global fixed-income investments and emerging market and U.S. equities performed well, while many developed international stocks lagged behind. At its December 2015 meeting, the Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. The United Kingdom’s decision in June to leave the European Union (also known as Brexit) caused a spike in volatility. Toward the end of the reporting period, the U.S. presidential election also fueled heightened market volatility in both the U.S. and abroad.
Performance.  For the 12-month reporting period ended October 31, 2016, the 2020 Fund returned 2.05%. The 2020 Fund’s internally calculated comparative index, the Target 2020 Composite Index (the composite index), returned 3.12%.
Positioning and Strategies.  The 2020 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2020 Fund’s U.S. fixed-income exposures provided the greatest contribution to total return, particularly among diversified fixed income. The top contributor to the total return of the 2020 Fund was the Schwab Total Bond Market Fund, the 2020 Fund’s largest position, which returned 3.9%. The Wells Fargo Core Bond Fund (Class I) also contributed notably. On a relative basis, the Wells Fargo Core Bond Fund (Class I), which returned 4.5%, outperformed one of the composite index’s U.S. fixed-income allocation components, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.4%. The Schwab Treasury Inflation Protected Securities Index Fund contributed to the 2020 Fund’s total return but detracted slightly from the 2020 Fund’s relative performance.
The 2020 Fund’s U.S. equity allocation also contributed to the 2020 Fund’s total return. The greatest contribution came from the Schwab S&P 500 Index Fund, which returned 4.4%. However, the performance of the Schwab S&P 500 Index Fund tracked the S&P 500® Index, one of the composite index’s U.S. equity allocation components and its designated benchmark, which returned 4.5%. The 2020 Fund’s international equity allocation provided the largest detractor to total return with the Schwab International Core Equity Fund returning -2.4%. On a relative basis, the Schwab International Core Equity Fund outperformed its comparative index, the MSCI EAFE Index (Net), which returned -3.2%.
The 2020 Fund’s global real estate allocation contributed modestly to the 2020 Fund’s total return. The Schwab Global Real Estate Fund, which returned 4.1%, outperformed the composite index’s global real estate allocation component, the FTSE EPRA/NAREIT Global Index (Net), which returned 3.1%.

Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	24
Portfolio Turnover Rate	9%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Management views and portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2020 Fund (7/1/05)	2.05%	7.33%	4.58%
Target 2020 Composite Index	3.12%	7.54%	5.08%
Dow Jones U.S. Total Stock Market IndexSM	4.21%	13.29%	6.87%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.64%
Fund Category: Morningstar Target-Date 2020	3.30%	6.11%	3.89%
Fund Expense Ratios[3]: Net 0.59%; Gross 0.62%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.59%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund
Performance and Fund Facts as of 10/31/16

The Schwab Target 2025 Fund (the 2025 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2025 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2016, the 2025 Fund’s asset allocation was approximately 63.2% equity securities, 33.4% fixed income securities, and 3.5% cash and cash equivalents (including money market funds). At its target date, the 2025 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2025 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, global fixed-income investments and emerging market and U.S. equities performed well, while many developed international stocks lagged behind. At its December 2015 meeting, the Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. The United Kingdom’s decision in June to leave the European Union (also known as Brexit) caused a spike in volatility. Toward the end of the reporting period, the U.S. presidential election also fueled heightened market volatility in both the U.S. and abroad.
Performance.  For the 12-month reporting period ended October 31, 2016, the 2025 Fund returned 2.01%. The 2025 Fund’s internally calculated comparative index, the Target 2025 Composite Index (the composite index), returned 3.06%.
Positioning and Strategies.  The 2025 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2025 Fund’s U.S. fixed-income exposures provided the greatest contribution to total return, particularly among diversified fixed income. The top contributor to the total return of the 2025 Fund was the Schwab Total Bond Market Fund, the 2025 Fund’s largest position, which returned 3.9%. The Wells Fargo Core Bond Fund (Class I) also contributed notably. On a relative basis, the Wells Fargo Core Bond Fund (Class I), which returned 4.5%, outperformed one of the composite index’s U.S. fixed-income allocation components, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.4%. The Laudus Mondrian International Government Fixed Income Fund (Institutional Shares) contributed to the 2025 Fund’s total return but detracted slightly from the 2025 Fund’s relative performance.
The 2025 Fund’s U.S. equity allocation also contributed to the 2025 Fund’s total return. The greatest contribution came from the Schwab S&P 500 Index Fund, which returned 4.4%. However, the performance of the Schwab S&P 500 Index Fund tracked the S&P 500® Index, one of the composite index’s U.S. equity allocation components and its designated benchmark, which returned 4.5%. The 2025 Fund’s international equity allocation provided the largest detractor to total return with the Schwab International Core Equity Fund returning -2.4%. On a relative basis, the Schwab International Core Equity Fund outperformed its comparative index, the MSCI EAFE Index (Net), which returned -3.2%.
The 2025 Fund’s global real estate allocation contributed modestly to the 2025 Fund’s total return. The Schwab Global Real Estate Fund, which returned 4.1%, outperformed the composite index’s global real estate allocation component, the FTSE EPRA/NAREIT Global Index (Net), which returned 3.1%.

Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	24
Portfolio Turnover Rate	5%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Management views and portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (March 12, 2008 – October 31, 2016)1

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2025 Fund (3/12/08)	2.01%	8.13%	6.26%
Target 2025 Composite Index	3.06%	8.36%	5.85%
Dow Jones U.S. Total Stock Market IndexSM	4.21%	13.29%	8.19%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.44%
Fund Category: Morningstar Target-Date 2025	3.08%	7.18%	4.34%
Fund Expense Ratios[3]: Net 0.65%; Gross 0.69%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.65%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund
Performance and Fund Facts as of 10/31/16

The Schwab Target 2030 Fund (the 2030 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2030 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2016, the 2030 Fund’s asset allocation was approximately 71.6% equity securities, 25.5% fixed income securities, and 2.8% cash and cash equivalents (including money market funds). At its target date, the 2030 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2030 Fund’s Portfolio Holdings included in this report.)
Market Highlights.  Over the 12-month reporting period, global fixed-income investments and emerging market and U.S. equities performed well, while many developed international stocks lagged behind. At its December 2015 meeting, the Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. The United Kingdom’s decision in June to leave the European Union (also known as Brexit) caused a spike in volatility. Toward the end of the reporting period, the U.S. presidential election also fueled heightened market volatility in both the U.S. and abroad.
Performance. For the 12-month reporting period ended October 31, 2016, the 2030 Fund returned 1.72%. The 2030 Fund’s internally calculated comparative index, the Target 2030 Composite Index (the composite index), returned 2.98%.
Positioning and Strategies. The 2030 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2030 Fund’s fixed-income exposures were among the largest contributors to total return, particularly among U.S. diversified fixed income. The top fixed-income contributor to the total return of the 2030 Fund was the Schwab Total Bond Market Fund, which returned 3.9%. The Wells Fargo Core Bond Fund (Class I) also contributed notably. On a relative basis, the Wells Fargo Core Bond Fund (Class I), which returned 4.5%, outperformed one of the composite index’s U.S. fixed-income allocation components, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.4%. The Laudus Mondrian International Government Fixed Income Fund (Institutional Shares) contributed to the 2030 Fund’s total return but detracted slightly from the 2030 Fund’s relative performance.
The 2030 Fund’s U.S. equity allocation also positively contributed to the 2030 Fund’s total return. The greatest contribution to the 2030 Fund’s total return came from the Schwab S&P 500 Index Fund, which returned 4.4%. However, the performance of the Schwab S&P 500 Index Fund tracked the S&P 500® Index, one of the composite index’s U.S. equity allocation components and its designated benchmark, which returned 4.5%. The 2030 Fund’s international equity allocation was the largest detractor to total return, with the Schwab International Core Equity Fund returning -2.4% and the Laudus International MarketMasters Fund (Select Shares) returning 0.0%. On a relative basis, however, both of the 2030 Fund’s international holdings outperformed their comparative index, the MSCI EAFE Index (Net), which returned -3.2% for the reporting period.
The 2030 Fund’s global real estate allocation contributed modestly to the 2030 Fund’s total return. The Schwab Global Real Estate Fund, which returned 4.1%, outperformed the composite index’s global real estate allocation component, the FTSE EPRA/NAREIT Global Index (Net), which returned 3.1%.

Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	22
Portfolio Turnover Rate	5%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Management views and portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2030 Fund (7/1/05)	1.72%	8.69%	5.26%
Target 2030 Composite Index	2.98%	8.99%	5.51%
Dow Jones U.S. Total Stock Market IndexSM	4.21%	13.29%	6.87%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.64%
Fund Category: Morningstar Target-Date 2030	3.04%	7.36%	4.00%
Fund Expense Ratios[3]: Net 0.70%; Gross 0.73%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.70%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund
Performance and Fund Facts as of 10/31/16

The Schwab Target 2035 Fund (the 2035 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2035 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2016, the 2035 Fund’s asset allocation was approximately 78.7% equity securities, 18.9% fixed income securities, and 2.4% cash and cash equivalents (including money market funds). At its target date, the 2035 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2035 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global fixed-income investments and emerging market and U.S. equities performed well, while many developed international stocks lagged behind. At its December 2015 meeting, the Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. The United Kingdom’s decision in June to leave the European Union (also known as Brexit) caused a spike in volatility. Toward the end of the reporting period, the U.S. presidential election also fueled heightened market volatility in both the U.S. and abroad.
Performance.  For the 12-month reporting period ended October 31, 2016, the 2035 Fund returned 1.63%. The 2035 Fund’s internally calculated comparative index, the Target 2035 Composite Index (the composite index), returned 2.91%.
Positioning and Strategies. The 2035 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2035 Fund’s U.S. equity exposures provided the greatest contribution to total return, particularly among U.S. large caps. The largest positive contribution came from the Schwab S&P 500 Index Fund, which returned 4.4%. However, the performance of the Schwab S&P 500 Index Fund tracked the S&P 500® Index, one of the composite index’s U.S. equity allocation components and its designated benchmark, which returned 4.5%. The Schwab Small-Cap Equity Fund contributed to the 2035 Fund’s total return but detracted from the 2035 Fund’s relative performance. The 2035 Fund’s international equity allocation provided the largest detractor to total return with the Schwab International Core Equity Fund returning -2.4%. On a relative basis, the Schwab International Core Equity Fund outperformed its comparative index, the MSCI EAFE Index (Net), which returned -3.2%.
The 2035 Fund’s U.S. fixed-income allocation contributed modestly to total return, particularly among diversified fixed income. The largest positive contribution came from the Schwab Total Bond Market Fund, which returned 3.9%. However, the Schwab Total Bond Market Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, one of the composite index’s U.S. fixed-income allocation components, which returned 4.4%, detracting from relative performance. The 2035 Fund’s position in the Wells Fargo Core Bond Fund (Class I), which returned 4.5%, also contributed to total return.

Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	3%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Management views and portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (March 12, 2008 – October 31, 2016)1

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2035 Fund (3/12/08)	1.63%	9.26%	6.68%
Target 2035 Composite Index	2.91%	9.57%	6.29%
Dow Jones U.S. Total Stock Market IndexSM	4.21%	13.29%	8.19%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.44%
Fund Category: Morningstar Target-Date 2035	2.65%	8.16%	4.70%
Fund Expense Ratios[3]: Net 0.74%; Gross 0.79%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.74%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund
Performance and Fund Facts as of 10/31/16

The Schwab Target 2040 Fund (the 2040 Fund) se seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2040 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2016, the 2040 Fund’s asset allocation was approximately 85.4% equity securities, 12.4% fixed income securities, and 2.2% cash and cash equivalents (including money market funds). At its target date, the 2040 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2040 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global fixed-income investments and emerging market and U.S. equities performed well, while many developed international stocks lagged behind. At its December 2015 meeting, the Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. The United Kingdom’s decision in June to leave the European Union (also known as Brexit) caused a spike in volatility. Toward the end of the reporting period, the U.S. presidential election also fueled heightened market volatility in both the U.S. and abroad.
Performance.  For the 12-month reporting period ended October 31, 2016, the 2040 Fund returned 1.38%. The 2040 Fund’s internally calculated comparative index, the Target 2040 Composite Index (the composite index), returned 2.83%.
Positioning and Strategies.  The 2040 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2040 Fund’s U.S. equity exposures provided the greatest contribution to total return, particularly among U.S. large caps. The largest positive contribution came from the Schwab S&P 500 Index Fund, which returned 4.4%. However, the performance of the Schwab S&P 500 Index Fund tracked the S&P 500® Index, one of the composite index’s U.S. equity allocation components and its designated benchmark, which returned 4.5%. The Schwab Small-Cap Equity Fund contributed to the 2040 Fund’s total return but detracted from the 2040 Fund’s relative performance. The 2040 Fund’s international equity allocation provided the largest detractor to total return with the Schwab International Core Equity Fund returning -2.4%. On a relative basis, the Schwab International Core Equity Fund outperformed its comparative index, the MSCI EAFE Index (Net), which returned -3.2%.
The 2040 Fund’s U.S. fixed-income allocation contributed modestly to total return, particularly among diversified fixed income. The Schwab Total Bond Market Fund, which returned 3.9%, underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, one of the composite index’s U.S. fixed-income allocation components, which returned 4.4%, detracting from relative performance. The 2040 Fund’s position in the Wells Fargo Core Bond Fund (Class I), which returned 4.5%, also contributed to total return.

Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	4%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Management views and portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (October 31, 2006 – October 31, 2016)1

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2040 Fund (7/1/05)	1.38%	9.66%	5.61%
Target 2040 Composite Index	2.83%	9.96%	5.74%
Dow Jones U.S. Total Stock Market IndexSM	4.21%	13.29%	6.87%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	2.90%	4.64%
Fund Category: Morningstar Target-Date 2040	2.73%	8.06%	4.09%
Fund Expense Ratios[3]: Net 0.77%; Gross 0.80%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.77%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund
Performance and Fund Facts as of 10/31/16

The Schwab Target 2045 Fund (the 2045 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2045 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2016, the 2045 Fund’s asset allocation was approximately 89.4% equity securities, 8.5% fixed income securities, and 2.1% cash and cash equivalents (including money market funds). At its target date, the 2045 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2045 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global fixed-income investments and emerging market and U.S. equities performed well, while many developed international stocks lagged behind. At its December 2015 meeting, the Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. The United Kingdom’s decision in June to leave the European Union (also known as Brexit) caused a spike in volatility. Toward the end of the reporting period, the U.S. presidential election also fueled heightened market volatility in both the U.S. and abroad.
Performance. For the 12-month reporting period ended October 31, 2016, the 2045 Fund returned 1.40%. The 2045 Fund’s internally calculated comparative index, the Target 2045 Composite Index (the composite index), returned 2.79%.
Positioning and Strategies.  The 2045 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2045 Fund’s U.S. equity exposures provided the greatest contribution to total return, particularly among U.S. large caps. The largest positive contribution came from the Schwab S&P 500 Index Fund, which returned 4.4%. However, the performance of the Schwab S&P 500 Index Fund tracked the S&P 500® Index, one of the composite index’s U.S. equity allocation components and its designated benchmark, which returned 4.5%. The Schwab Small-Cap Equity Fund contributed to the 2045 Fund’s total return but detracted from the 2045 Fund’s relative performance. The 2045 Fund’s international equity allocation provided the largest detractor to total return with the Schwab International Core Equity Fund returning -2.4%. On a relative basis, the Schwab International Core Equity Fund outperformed its comparative index, the MSCI EAFE Index (Net), which returned -3.2%.
The 2045 Fund’s U.S. fixed-income allocation contributed modestly to total return, particularly among diversified fixed income. The Schwab Total Bond Market Fund, which returned 3.9%, underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, one the composite index’s U.S. fixed-income allocation components, which returned 4.4%, detracting from relative performance. The 2045 Fund’s position in the Wells Fargo Core Bond Fund (Class I), which returned 4.5%, also contributed to total return.

Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	22
Portfolio Turnover Rate	1%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Management views and portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2016)1

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	3 Years	Since Inception
Fund: Schwab Target 2045 Fund (1/23/13)	1.40%	4.61%	7.96%
Target 2045 Composite Index	2.79%	5.26%	8.47%
Dow Jones U.S. Total Stock Market IndexSM	4.21%	8.07%	11.71%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	3.48%	2.51%
Fund Category: Morningstar Target-Date 2045	2.44%	3.87%	6.66%
Fund Expense Ratios[3]: Net 0.79%; Gross 0.99%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.79%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund
Performance and Fund Facts as of 10/31/16

The Schwab Target 2050 Fund (the 2050 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2050 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2016, the 2050 Fund’s asset allocation was approximately 92.0% equity securities, 6.0% fixed income securities, and 2.0% cash and cash equivalents (including money market funds). At its target date, the 2050 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2050 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global fixed-income investments and emerging market and U.S. equities performed well, while many developed international stocks lagged behind. At its December 2015 meeting, the Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. The United Kingdom’s decision in June to leave the European Union (also known as Brexit) caused a spike in volatility. Toward the end of the reporting period, the U.S. presidential election also fueled heightened market volatility in both the U.S. and abroad.
Performance.  For the 12-month reporting period ended October 31, 2016, the 2050 Fund returned 1.39%. The 2050 Fund’s internally calculated comparative index, the Target 2050 Composite Index (the composite index), returned 2.75%.
Positioning and Strategies.  The 2050 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2050 Fund’s U.S. equity exposures provided the greatest contribution to total return, particularly among U.S. large caps. The largest positive contribution came from the Schwab S&P 500 Index Fund, which returned 4.4%. However, the performance of the Schwab S&P 500 Index Fund tracked the S&P 500® Index, one of the composite index’s U.S. equity allocation components and its designated benchmark, which returned 4.5%. The Schwab Small-Cap Equity Fund contributed to the 2050 Fund’s total return but detracted from the 2050 Fund’s relative performance. The 2050 Fund’s international equity allocation provided the largest detractor to total return with the Schwab International Core Equity Fund returning -2.4%. On a relative basis, the Schwab International Core Equity Fund outperformed its comparative index, the MSCI EAFE Index (Net), which returned -3.2%.
The 2050 Fund’s U.S. fixed-income allocation contributed modestly to total return, particularly among diversified fixed income. The Schwab Total Bond Market Fund, which returned 3.9%, underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, one of the composite index’s U.S. fixed-income allocation components, which returned 4.4%, detracting from relative performance. The 2050 Fund’s position in the Wells Fargo Core Bond Fund (Class I), which returned 4.5%, also contributed to total return.

Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	22
Portfolio Turnover Rate	1%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Management views and portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2016)1

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	3 Years	Since Inception
Fund: Schwab Target 2050 Fund (1/23/13)	1.39%	4.68%	8.16%
Target 2050 Composite Index	2.75%	5.30%	8.62%
Dow Jones U.S. Total Stock Market IndexSM	4.21%	8.07%	11.71%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	3.48%	2.51%
Fund Category: Morningstar Target-Date 2050	2.74%	3.91%	6.54%
Fund Expense Ratios[3]: Net 0.81%; Gross 1.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.81%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund
Performance and Fund Facts as of 10/31/16

The Schwab Target 2055 Fund (the 2055 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2055 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the end of January 2016, the 2055 Fund’s asset allocation was approximately 94.5% equity securities, 3.5% fixed income securities, and 2.0% cash and cash equivalents (including money market funds). At its target date, the 2055 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2055 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global fixed-income investments and emerging market and U.S. equities performed well, while many developed international stocks lagged behind. At its December 2015 meeting, the Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. The United Kingdom’s decision in June to leave the European Union (also known as Brexit) caused a spike in volatility. Toward the end of the reporting period, the U.S. presidential election also fueled heightened market volatility in both the U.S. and abroad.
Performance. For the 12-month reporting period ended October 31, 2016, the 2055 Fund returned 1.28%. The 2055 Fund’s internally calculated comparative index, the Target 2055 Composite Index (the composite index), returned 2.70%.
Positioning and Strategies.  The 2055 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2055 Fund’s U.S. equity exposures provided the greatest contribution to total return, particularly among U.S. large caps. The largest positive contribution came from the Schwab S&P 500 Index Fund, which returned 4.4%. However, the performance of the Schwab S&P 500 Index Fund tracked the S&P 500® Index, one of the composite index’s U.S. equity allocation components and its designated benchmark, which returned 4.5%. The Schwab Small-Cap Equity Fund contributed to the 2055 Fund’s total return but detracted from the 2055 Fund’s relative performance. The 2055 Fund’s international equity allocation provided the largest detractor to total return with the Schwab International Core Equity Fund returning -2.4%. On a relative basis, the Schwab International Core Equity Fund outperformed its comparative index, the MSCI EAFE Index (Net), which returned -3.2%.
The 2055 Fund’s U.S. fixed-income allocation contributed modestly to total return, particularly among diversified fixed income. The Schwab Total Bond Market Fund, which returned 3.9%, underperformed the Bloomberg Barclays U.S. Aggregate Bond Index, one of the composite index’s U.S. fixed-income allocation components, which returned 4.4%, detracting from relative performance. The 2055 Fund’s position in the Wells Fargo Core Bond Fund (Class I), which returned 4.5%, also contributed to total return.

Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	1%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Management views and portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2016)1

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	3 Years	Since Inception
Fund: Schwab Target 2055 Fund (1/23/13)	1.28%	4.66%	8.19%
Target 2055 Composite Index	2.70%	5.30%	8.70%
Dow Jones U.S. Total Stock Market IndexSM	4.21%	8.07%	11.71%
Bloomberg Barclays U.S. Aggregate Bond Index	4.37%	3.48%	2.51%
Fund Category: Morningstar Target-Date 2055	2.39%	4.02%	7.02%
Fund Expense Ratios[3]: Net 0.82%; Gross 1.26%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.82%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund
Performance and Fund Facts as of 10/31/16

The Schwab Target 2060 Fund (the 2060 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2060 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser. At the 2060 Fund’s inception, August 25, 2016, the asset allocation was anticipated to be approximately 95.0% equity securities, 3.0% fixed income securities, and 2.0% cash and cash equivalents (including money market funds). At its target date, the 2060 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2060 Fund’s Portfolio Holdings included in this report.)
Market Highlights. Over the 12-month reporting period, global fixed-income investments and emerging market and U.S. equities performed well, while many developed international stocks lagged behind. At its December 2015 meeting, the Federal Reserve (Fed) raised short-term interest rates for the first time in almost a decade, and then held steady for the remainder of the reporting period. The United Kingdom’s decision in June to leave the European Union (also known as Brexit) caused a spike in volatility. Toward the end of the reporting period, the U.S. presidential election also fueled heightened market volatility in both the U.S. and abroad.
Performance. The 2060 Fund returned -1.70% for the reporting period of fund inception, August 25, 2016 to October 31, 2016. The 2060 Fund’s internally calculated comparative index, the Target 2060 Composite Index (the composite index), returned -2.08% for the same period.
Positioning and Strategies.  The 2060 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2060 Fund’s U.S. equity allocation detracted from total return, particularly among large caps. The only positive contribution came from the Dodge & Cox Stock Fund. On a relative basis, the Dodge & Cox Stock Fund outperformed the S& P 500® Index, the composite index’s U.S. equity allocation component. However, the remaining four holdings in the 2060 Fund’s U.S. large-cap allocation, the Schwab Core Equity Fund, the Schwab S&P 500 Index Fund, the Schwab Dividend Equity Fund, and the Laudus U.S. Large Cap Growth Fund, all detracted from total return.
The 2060 Fund’s international equity exposure generally detracted from total return, although the two holdings in the 2060 Fund contributed positively to relative performance. The Schwab International Core Equity Fund generated a negative return but outperformed its comparative index, the MSCI EAFE Index (Net). The Laudus International MarketMasters Fund (Select Shares) also posted a negative return for the abbreviated reporting period, but outperformed its comparative index, the MSCI EAFE Index (Net).
The 2060 Fund’s fixed-income exposures generally detracted from total return, although two of the underlying funds provided positive contributions to total return and outperformed their respective composite indexes. The Metropolitan West Total Return Bond Fund (Class I) outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, the composite index’s U.S. fixed-income allocation component, enhancing relative performance. The Natixis Loomis Sayles Investment Grade Fund (Class Y) also outperformed its composite index, the Bloomberg Barclays U.S. Government/Credit Index, contributing to performance relative to the index.

Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund
Performance and Fund Facts as of 10/31/16 (continued)

Statistics
Number of Holdings	17
Portfolio Turnover Rate	0%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Management views and portfolio holdings may have changed since the report date.
The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund
Performance and Fund Facts as of 10/31/16 (continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.

Performance of Hypothetical $10,000 Investment (August 25, 2016 – October 31, 2016)1

Total Returns1,2
Fund and Inception Date	Since Inception
Fund: Schwab Target 2060 Fund (8/25/16)	-1.70%
Target 2060 Composite Index	-2.08%
Dow Jones U.S. Total Stock Market IndexSM	-2.10%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.86%
Fund Category: Morningstar Target-Date 2060+	-1.82%
Fund Expense Ratios[3]: Net 0.82%; Gross 1.92%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indexes are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.82%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2016 and held through October 31, 2016.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees, or any non-routine expenses, such as proxy fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or non-routine expenses were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/16	Ending Account Value (Net of Expenses) at 10/31/16	Expenses Paid During Period 5/1/16-10/31/16[2]
Schwab Target 2010 Fund
Actual Return	0.00%	$1,000.00	$1,022.00	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.10	$0.00
Schwab Target 2015 Fund
Actual Return	0.00%	$1,000.00	$1,021.80	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.10	$0.00
Schwab Target 2020 Fund
Actual Return	0.00%	$1,000.00	$1,025.20	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.10	$0.00
Schwab Target 2025 Fund
Actual Return	0.00%	$1,000.00	$1,028.30	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.10	$0.00
Schwab Target 2030 Fund
Actual Return	0.00%	$1,000.00	$1,029.80	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.10	$0.00
Schwab Target 2035 Fund
Actual Return	0.00%	$1,000.00	$1,032.10	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.10	$0.00
Schwab Target 2040 Fund
Actual Return	0.00%	$1,000.00	$1,033.50	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.10	$0.00
Schwab Target 2045 Fund
Actual Return	0.00%	$1,000.00	$1,034.50	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.10	$0.00
Schwab Target 2050 Fund
Actual Return	0.00%	$1,000.00	$1,035.10	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.10	$0.00
Schwab Target 2055 Fund
Actual Return	0.00%	$1,000.00	$1,036.00	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.10	$0.00

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Expenses (Unaudited) (continued)

	Expense Ratio (Annualized)[1]	Beginning Account Value at 5/1/16	Ending Account Value (Net of Expenses) at 10/31/16	Expenses Paid During Period 5/1/16-10/31/16[2]
Schwab Target 2060 Fund[3,4]
Actual Return	0.00%	$1,000.00	$ 983.00	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.10	$0.00

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the funds invest are not included in this ratio. This ratio does not include certain non-routine expenses, such as proxy expenses.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.
[3]	The expense ratio provided for the fund is for the period from 8/25/16 (commencement of operations) through 10/31/16. See financial note 4.
[4]	Actual expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 68 days of the period from commencement of operations on 8/25/16 through 10/31/16, and divided by 366 days of the fiscal year. Hypothetical expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by 366 days of the fiscal year.

Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$12.42	$12.42	$11.91	$11.10	$10.56
Income (loss) from investment operations:
Net investment income (loss)	0.20 [1]	0.17 [1]	0.19	0.21	0.22
Net realized and unrealized gains (losses)	0.12	0.08	0.52	0.85	0.57
Total from investment operations	0.32	0.25	0.71	1.06	0.79
Less distributions:
Distributions from net investment income	(0.22)	(0.25)	(0.20)	(0.25)	(0.25)
Net asset value at end of period	$12.52	$12.42	$12.42	$11.91	$11.10
Total return	2.68%	2.03%	6.08%	9.74%	7.63%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00% [3]	—	—	—
Gross operating expenses[2]	0.14%	0.14%	0.17%	0.18%	0.18%
Net investment income (loss)	1.60%	1.40%	1.53%	1.77%	1.95%
Portfolio turnover rate	14%	33%	29%	26%	13%
Net assets, end of period (x 1,000,000)	$59	$65	$64	$61	$60

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
97.6%	Other Investment Companies	52,236,942	58,029,087
2.1%	Short-Term Investments	1,246,698	1,246,698
99.7%	Total Investments	53,483,640	59,275,785
0.3%	Other Assets and Liabilities, Net		194,417
100.0%	Net Assets		59,470,202

Security	Number of Shares	Value ($)
Other Investment Companies 97.6% of net assets

Equity Funds 37.5%
Global Real Estate 1.9%
Schwab Global Real Estate Fund (a)	161,504	1,156,371
International 8.7%
Laudus International MarketMasters Fund, Select Shares (a)	145,572	3,080,313
Schwab International Core Equity Fund (a)	226,044	2,079,605
		5,159,918
Large-Cap 24.8%
Dodge & Cox Stock Fund	808	139,099
Laudus U.S. Large Cap Growth Fund *(a)	218,108	3,659,853
Schwab Core Equity Fund (a)	206,034	4,048,568
Schwab Dividend Equity Fund (a)	125,632	1,807,842
Schwab S&P 500 Index Fund (a)	100,633	3,359,139
TCW Relative Value Large Cap Fund, Class I	81,298	1,738,142
		14,752,643
Small-Cap 2.1%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	28,044	464,123
Schwab Small-Cap Equity Fund (a)	41,665	783,711
		1,247,834
		22,316,766

Fixed-Income Funds 55.9%
Inflation-Protected Bond 6.4%
Schwab Treasury Inflation Protected Securities Index Fund (a)	336,959	3,814,376
Intermediate-Term Bond 39.2%
Metropolitan West Total Return Bond Fund, Class I	515,799	5,637,683
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	57,436	659,368
Schwab Total Bond Market Fund (a)	1,451,313	14,005,166
Wells Fargo Core Bond Fund, Institutional Class	228,396	2,989,708
		23,291,925
Security	Number of Shares	Value ($)
International Bond 0.6%
Laudus Mondrian International Government Fixed Income Fund *(a)	35,650	350,437
Short-Term Bond 9.7%
Schwab Short-Term Bond Market Fund (a)	618,557	5,777,319
		33,234,057

Money Market Fund 4.2%
Schwab Variable Share Price Money Fund, Ultra Shares 0.52% (a)(b)	2,477,273	2,478,264
Total Other Investment Companies
(Cost $52,236,942)		58,029,087
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.1% of net assets

Time Deposits 2.1%
ING Bank
0.15%, 11/01/16 (c)	595,880	595,880
Skandinaviska Enskilda Banken
0.15%, 11/01/16 (c)	54,938	54,938
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (c)	595,880	595,880
Total Short-Term Investments
(Cost $1,246,698)		1,246,698

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $54,100,193 and the unrealized appreciation and depreciation were $5,353,620 and ($178,028), respectively, with a net unrealized appreciation of $5,175,592.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Portfolio Holdings as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$58,029,087	$—	$—	$58,029,087
Short-Term Investments[1]	—	1,246,698	—	1,246,698
Total	$58,029,087	$1,246,698	$—	$59,275,785
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $41,765,807)		$46,865,087
Investments in unaffiliated issuers, at value (cost $11,717,833)	+	12,410,698
Total investments, at value (cost $53,483,640)		59,275,785
Receivables:
Investments sold		325,000
Dividends		45,965
Fund shares sold		26,673
Prepaid expenses	+	8,062
Total assets		59,681,485
Liabilities
Payables:
Investments bought		41,888
Fund shares redeemed		145,388
Accrued expenses	+	24,007
Total liabilities		211,283
Net Assets
Total assets		59,681,485
Total liabilities	–	211,283
Net assets		$59,470,202
Net Assets by Source
Capital received from investors		61,118,015
Net investment income not yet distributed		567,443
Net realized capital losses		(8,007,401)
Net unrealized capital appreciation		5,792,145

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$59,470,202		4,750,368		$12.52

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$773,724
Dividends received from unaffiliated underlying funds		202,553
Interest	+	1,943
Total investment income		978,220
Expenses
Professional fees		26,390
Registration fees		19,599
Transfer agent fees		12,192
Independent trustees' fees		8,308
Shareholder reports		8,280
Portfolio accounting fees		5,436
Custodian fees		3,257
Proxy fees		1,463
Other expenses	+	1,659
Total expenses		86,584
Expense reduction by CSIM	–	85,121
Net expenses	–	1,463
Net investment income		976,757
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,415,921
Realized capital gain distributions received from unaffiliated underlying funds		155,483
Net realized gains on sales of affiliated underlying funds		650,072
Net realized losses on sales of unaffiliated underlying funds	+	(8,818)
Net realized gains		2,212,658
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(1,739,049)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	115,551
Net change in unrealized appreciation (depreciation)	+	(1,623,498)
Net realized and unrealized gains		589,160
Increase in net assets resulting from operations		$1,565,917

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$976,757	$916,426
Net realized gains		2,212,658	3,164,996
Net change in unrealized appreciation (depreciation)	+	(1,623,498)	(2,756,474)
Increase in net assets from operations		1,565,917	1,324,948
Distributions to Shareholders
Distributions from net investment income		($1,128,027)	($1,277,875)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		719,105	$8,761,592	1,228,160	$15,228,571
Shares reinvested		87,514	1,059,786	97,175	1,194,285
Shares redeemed	+	(1,250,841)	(15,300,270)	(1,267,254)	(15,735,627)
Net transactions in fund shares		(444,222)	($5,478,892)	58,081	$687,229
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,194,590	$64,511,204	5,136,509	$63,776,902
Total increase or decrease	+	(444,222)	(5,041,002)	58,081	734,302
End of period		4,750,368	$59,470,202	5,194,590	$64,511,204
Net investment income not yet distributed			$567,443		$518,547

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$12.23	$12.81	$12.22	$11.13	$10.48
Income (loss) from investment operations:
Net investment income (loss)	0.18 [1]	0.17 [1]	0.19	0.20	0.20
Net realized and unrealized gains (losses)	0.11	0.08	0.60	1.12	0.66
Total from investment operations	0.29	0.25	0.79	1.32	0.86
Less distributions:
Distributions from net investment income	(0.21)	(0.27)	(0.20)	(0.23)	(0.21)
Distributions from net realized gains	(0.59)	(0.56)	—	—	—
Total distributions	(0.80)	(0.83)	(0.20)	(0.23)	(0.21)
Net asset value at end of period	$11.72	$12.23	$12.81	$12.22	$11.13
Total return	2.59%	1.99%	6.56%	12.06%	8.41%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00% [3]	—	—	—
Gross operating expenses[2]	0.08%	0.09%	0.11%	0.14%	0.19%
Net investment income (loss)	1.59%	1.42%	1.52%	1.72%	1.85%
Portfolio turnover rate	14%	33%	32%	16%	13%
Net assets, end of period (x 1,000,000)	$104	$116	$111	$94	$70

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
97.8%	Other Investment Companies	94,262,473	101,901,402
1.9%	Short-Term Investments	2,000,886	2,000,886
99.7%	Total Investments	96,263,359	103,902,288
0.3%	Other Assets and Liabilities, Net		276,935
100.0%	Net Assets		104,179,223

Security	Number of Shares	Value ($)
Other Investment Companies 97.8% of net assets

Equity Funds 39.5%
Global Real Estate 2.1%
Schwab Global Real Estate Fund (a)	310,396	2,222,439
International 9.1%
Laudus International MarketMasters Fund, Select Shares (a)	265,900	5,626,449
Schwab International Core Equity Fund (a)	412,225	3,792,473
		9,418,922
Large-Cap 26.1%
Dodge & Cox Stock Fund	788	135,673
Laudus U.S. Large Cap Growth Fund *(a)	404,597	6,789,145
Schwab Core Equity Fund (a)	377,300	7,413,944
Schwab Dividend Equity Fund (a)	235,802	3,393,187
Schwab S&P 500 Index Fund (a)	184,941	6,173,323
TCW Relative Value Large Cap Fund, Class I	152,426	3,258,872
		27,164,144
Small-Cap 2.2%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	48,557	803,621
Schwab Small-Cap Equity Fund (a)	79,817	1,501,362
		2,304,983
		41,110,488

Fixed-Income Funds 54.3%
Inflation-Protected Bond 6.2%
Schwab Treasury Inflation Protected Securities Index Fund (a)	568,411	6,434,411
Intermediate-Term Bond 38.1%
Metropolitan West Total Return Bond Fund, Class I	900,479	9,842,233
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	127,375	1,462,263
Schwab Total Bond Market Fund (a)	2,439,734	23,543,432
Wells Fargo Core Bond Fund, Institutional Class	367,931	4,816,219
		39,664,147
Security	Number of Shares	Value ($)
International Bond 0.7%
Laudus Mondrian International Government Fixed Income Fund *(a)	76,743	754,384
Short-Term Bond 9.3%
Schwab Short-Term Bond Market Fund (a)	1,041,828	9,730,674
		56,583,616

Money Market Fund 4.0%
Schwab Variable Share Price Money Fund, Ultra Shares 0.52% (a)(b)	4,205,616	4,207,298
Total Other Investment Companies
(Cost $94,262,473)		101,901,402
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.9% of net assets

Time Deposits 1.9%
BNP Paribas
0.15%, 11/01/16 (c)	957,768	957,768
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (c)	1,043,118	1,043,118
Total Short-Term Investments
(Cost $2,000,886)		2,000,886

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $96,591,135 and the unrealized appreciation and depreciation were $7,843,939 and ($532,786), respectively, with a net unrealized appreciation of $7,311,153.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Portfolio Holdings as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$101,901,402	$—	$—	$101,901,402
Short-Term Investments[1]	—	2,000,886	—	2,000,886
Total	$101,901,402	$2,000,886	$—	$103,902,288
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $75,780,375)		$82,386,142
Investments in unaffiliated issuers, at value (cost $20,482,984)	+	21,516,146
Total investments, at value (cost $96,263,359)		103,902,288
Receivables:
Investments sold		350,000
Fund shares sold		90,370
Dividends		76,955
Prepaid expenses	+	5,312
Total assets		104,424,925
Liabilities
Payables:
Investments bought		70,203
Fund shares redeemed		151,139
Accrued expenses	+	24,360
Total liabilities		245,702
Net Assets
Total assets		104,424,925
Total liabilities	–	245,702
Net assets		$104,179,223
Net Assets by Source
Capital received from investors		92,687,288
Net investment income not yet distributed		993,948
Net realized capital gains		2,859,058
Net unrealized capital appreciation		7,638,929

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$104,179,223		8,885,259		$11.72

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$1,387,846
Dividends received from unaffiliated underlying funds		366,459
Interest	+	3,568
Total investment income		1,757,873
Expenses
Professional fees		26,744
Registration fees		20,563
Transfer agent fees		13,186
Shareholder reports		9,955
Independent trustees' fees		8,608
Portfolio accounting fees		6,113
Custodian fees		3,800
Proxy fees		2,257
Other expenses	+	2,496
Total expenses		93,722
Expense reduction by CSIM	–	91,465
Net expenses	–	2,257
Net investment income		1,755,616
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		2,662,001
Realized capital gain distributions received from unaffiliated underlying funds		292,897
Net realized gains on sales of affiliated underlying funds		679,140
Net realized gains on sales of unaffiliated underlying funds	+	1,385
Net realized gains		3,635,423
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(2,671,773)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	196,744
Net change in unrealized appreciation (depreciation)	+	(2,475,029)
Net realized and unrealized gains		1,160,394
Increase in net assets resulting from operations		$2,916,010

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$1,755,616	$1,623,736
Net realized gains		3,635,423	6,088,949
Net change in unrealized appreciation (depreciation)	+	(2,475,029)	(5,522,303)
Increase in net assets from operations		2,916,010	2,190,382
Distributions to Shareholders
Distributions from net investment income		(1,912,081)	(2,377,309)
Distributions from net realized gains	+	(5,504,533)	(4,869,324)
Total distributions		($7,416,614)	($7,246,633)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,773,195	$20,460,018	3,086,913	$37,992,475
Shares reinvested		607,968	6,894,365	564,457	6,841,214
Shares redeemed	+	(2,943,054)	(34,207,784)	(2,879,374)	(35,347,201)
Net transactions in fund shares		(561,891)	($6,853,401)	771,996	$9,486,488
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		9,447,150	$115,533,228	8,675,154	$111,102,991
Total increase or decrease	+	(561,891)	(11,354,005)	771,996	4,430,237
End of period		8,885,259	$104,179,223	9,447,150	$115,533,228
Net investment income not yet distributed			$993,948		$775,782

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$14.33	$14.32	$13.52	$11.94	$11.13
Income (loss) from investment operations:
Net investment income (loss)	0.22 [1]	0.20 [1]	0.21	0.22	0.22
Net realized and unrealized gains (losses)	0.06	0.12	0.82	1.62	0.82
Total from investment operations	0.28	0.32	1.03	1.84	1.04
Less distributions:
Distributions from net investment income	(0.27)	(0.31)	(0.23)	(0.26)	(0.23)
Distributions from net realized gains	(0.50)	—	—	—	—
Total distributions	(0.77)	(0.31)	(0.23)	(0.26)	(0.23)
Net asset value at end of period	$13.84	$14.33	$14.32	$13.52	$11.94
Total return	2.05%	2.25%	7.71%	15.72%	9.52%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00% [3]	—	—	—
Gross operating expenses[2]	0.03%	0.03%	0.04%	0.05%	0.06%
Net investment income (loss)	1.59%	1.42%	1.48%	1.71%	1.89%
Portfolio turnover rate	9%	25%	26%	14%	13%
Net assets, end of period (x 1,000,000)	$530	$536	$499	$415	$306

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
97.8%	Other Investment Companies	469,695,326	518,350,155
2.2%	Short-Term Investments	11,560,666	11,560,666
100.0%	Total Investments	481,255,992	529,910,821
0.0%	Other Assets and Liabilities, Net		39,147
100.0%	Net Assets		529,949,968

Security	Number of Shares	Value ($)
Other Investment Companies 97.8% of net assets

Equity Funds 51.9%
Global Real Estate 2.7%
Schwab Global Real Estate Fund (a)	1,997,312	14,300,752
International 12.8%
Laudus International MarketMasters Fund, Select Shares (a)	1,886,513	39,918,614
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	147,572	1,090,562
Schwab International Core Equity Fund (a)	2,933,654	26,989,615
		67,998,791
Large-Cap 33.2%
Dodge & Cox Stock Fund	13,344	2,298,416
Laudus U.S. Large Cap Growth Fund *(a)	2,627,246	44,085,180
Schwab Core Equity Fund (a)	2,454,798	48,236,785
Schwab Dividend Equity Fund (a)	1,514,872	21,799,010
Schwab S&P 500 Index Fund (a)	1,186,329	39,599,659
TCW Relative Value Large Cap Fund, Class I	922,204	19,716,729
		175,735,779
Small-Cap 3.2%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	369,722	6,118,891
Schwab Small-Cap Equity Fund (a)	570,876	10,738,184
		16,857,075
		274,892,397

Fixed-Income Funds 43.8%
Inflation-Protected Bond 2.8%
Schwab Treasury Inflation Protected Securities Index Fund (a)	1,320,382	14,946,730
Intermediate-Term Bond 33.8%
Metropolitan West Total Return Bond Fund, Class I	4,504,202	49,230,933
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	1,127,918	12,948,503
Security	Number of Shares	Value ($)
Schwab Intermediate-Term Bond Fund (a)	394,902	4,067,489
Schwab Total Bond Market Fund (a)	10,005,022	96,548,458
Wells Fargo Core Bond Fund, Institutional Class	1,266,101	16,573,258
		179,368,641
International Bond 1.1%
Laudus Mondrian International Government Fixed Income Fund *(a)	599,739	5,895,436
Short-Term Bond 6.1%
Schwab Short-Term Bond Market Fund (a)	3,448,197	32,206,158
		232,416,965

Money Market Fund 2.1%
Schwab Variable Share Price Money Fund, Ultra Shares 0.52% (a)(b)	11,036,379	11,040,793
Total Other Investment Companies
(Cost $469,695,326)		518,350,155
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.2% of net assets

Time Deposits 2.2%
ING Bank
0.15%, 11/01/16 (c)	5,307,465	5,307,465
Skandinaviska Enskilda Banken
0.15%, 11/01/16 (c)	945,736	945,736
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (c)	5,307,465	5,307,465
Total Short-Term Investments
(Cost $11,560,666)		11,560,666

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $482,803,650 and the unrealized appreciation and depreciation were $51,219,954 and ($4,112,783), respectively, with a net unrealized appreciation of $47,107,171.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Portfolio Holdings as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$518,350,155	$—	$—	$518,350,155
Short-Term Investments[1]	—	11,560,666	—	11,560,666
Total	$518,350,155	$11,560,666	$—	$529,910,821
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2020 Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $375,117,517)		$417,582,316
Investments in unaffiliated issuers, at value (cost $106,138,475)	+	112,328,505
Total investments, at value (cost $481,255,992)		529,910,821
Receivables:
Fund shares sold		360,594
Dividends		318,631
Due from investment adviser		5,488
Interest		48
Prepaid expenses	+	15,325
Total assets		530,610,907
Liabilities
Payables:
Investments bought		292,987
Fund shares redeemed		326,580
Accrued expenses	+	41,372
Total liabilities		660,939
Net Assets
Total assets		530,610,907
Total liabilities	–	660,939
Net assets		$529,949,968
Net Assets by Source
Capital received from investors		459,619,529
Net investment income not yet distributed		4,225,519
Net realized capital gains		17,450,091
Net unrealized capital appreciation		48,654,829

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$529,949,968		38,281,719		$13.84

Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$6,644,196
Dividends received from unaffiliated underlying funds		1,784,509
Interest	+	16,920
Total investment income		8,445,625
Expenses
Registration fees		34,095
Shareholder reports		31,174
Professional fees		29,636
Portfolio accounting fees		20,687
Transfer agent fees		18,657
Independent trustees' fees		11,116
Custodian fees		8,630
Proxy fees		7,795
Other expenses	+	8,183
Total expenses		169,973
Expense reduction by CSIM	–	162,178
Net expenses	–	7,795
Net investment income		8,437,830
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		16,728,385
Realized capital gain distributions received from unaffiliated underlying funds		1,665,672
Net realized gains on sales of affiliated underlying funds		3,463,252
Net realized losses on sales of unaffiliated underlying funds	+	(293,824)
Net realized gains		21,563,485
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(19,572,741)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	840,985
Net change in unrealized appreciation (depreciation)	+	(18,731,756)
Net realized and unrealized gains		2,831,729
Increase in net assets resulting from operations		$11,269,559

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2020 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$8,437,830	$7,462,227
Net realized gains		21,563,485	32,071,909
Net change in unrealized appreciation (depreciation)	+	(18,731,756)	(28,543,673)
Increase in net assets from operations		11,269,559	10,990,463
Distributions to Shareholders
Distributions from net investment income		(10,024,736)	(10,865,751)
Distributions from net realized gains	+	(18,650,147)	—
Total distributions		($28,674,883)	($10,865,751)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,250,271	$84,821,765	8,456,975	$121,244,776
Shares reinvested		2,041,707	27,481,364	734,526	10,422,917
Shares redeemed	+	(7,444,384)	(101,328,110)	(6,613,737)	(94,577,536)
Net transactions in fund shares		847,594	$10,975,019	2,577,764	$37,090,157
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		37,434,125	$536,380,273	34,856,361	$499,165,404
Total increase or decrease	+	847,594	(6,430,305)	2,577,764	37,214,869
End of period		38,281,719	$529,949,968	37,434,125	$536,380,273
Net investment income not yet distributed			$4,225,519		$3,585,956

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$14.11	$14.54	$13.63	$11.73	$10.84
Income (loss) from investment operations:
Net investment income (loss)	0.20 [1]	0.19 [1]	0.21	0.21	0.19
Net realized and unrealized gains (losses)	0.06	0.15	0.93	1.93	0.89
Total from investment operations	0.26	0.34	1.14	2.14	1.08
Less distributions:
Distributions from net investment income	(0.26)	(0.32)	(0.23)	(0.24)	(0.19)
Distributions from net realized gains	(0.66)	(0.45)	—	—	—
Total distributions	(0.92)	(0.77)	(0.23)	(0.24)	(0.19)
Net asset value at end of period	$13.45	$14.11	$14.54	$13.63	$11.73
Total return	2.01%	2.36%	8.44%	18.54%	10.14%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00% [3]	—	—	0.00% [3]
Gross operating expenses[2]	0.04%	0.04%	0.06%	0.08%	0.10%
Net investment income (loss)	1.53%	1.37%	1.39%	1.57%	1.73%
Portfolio turnover rate	5%	21%	27%	10%	13%
Net assets, end of period (x 1,000,000)	$443	$409	$344	$251	$141

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2025 Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
97.8%	Other Investment Companies	410,916,297	433,462,801
2.3%	Short-Term Investments	9,972,034	9,972,034
100.1%	Total Investments	420,888,331	443,434,835
(0.1%)	Other Assets and Liabilities, Net		(257,895)
100.0%	Net Assets		443,176,940

Security	Number of Shares	Value ($)
Other Investment Companies 97.8% of net assets

Equity Funds 63.0%
Global Real Estate 3.2%
Schwab Global Real Estate Fund (a)	1,979,164	14,170,816
International 16.2%
Laudus International MarketMasters Fund, Select Shares (a)	1,937,469	40,996,836
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	478,075	3,532,975
Schwab International Core Equity Fund (a)	2,967,167	27,297,936
		71,827,747
Large-Cap 39.4%
Dodge & Cox Stock Fund	23,284	4,010,360
Laudus U.S. Large Cap Growth Fund *(a)	2,588,103	43,428,372
Schwab Core Equity Fund (a)	2,433,088	47,810,186
Schwab Dividend Equity Fund (a)	1,497,790	21,553,194
Schwab S&P 500 Index Fund (a)	1,185,018	39,555,899
TCW Relative Value Large Cap Fund, Class I	850,840	18,190,953
		174,548,964
Small-Cap 4.2%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	391,494	6,479,220
Schwab Small-Cap Equity Fund (a)	645,885	12,149,101
		18,628,321
		279,175,848

Fixed-Income Funds 33.4%
Inflation-Protected Bond 0.8%
Schwab Treasury Inflation Protected Securities Index Fund (a)	320,824	3,631,723
Intermediate-Term Bond 27.9%
Metropolitan West Total Return Bond Fund, Class I	3,219,250	35,186,405
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	1,214,828	13,946,229
Security	Number of Shares	Value ($)
Schwab Intermediate-Term Bond Fund (a)	529,461	5,453,451
Schwab Total Bond Market Fund (a)	6,258,996	60,399,312
Wells Fargo Core Bond Fund, Institutional Class	652,896	8,546,411
		123,531,808
International Bond 1.1%
Laudus Mondrian International Government Fixed Income Fund *(a)	513,430	5,047,012
Short-Term Bond 3.6%
Schwab Short-Term Bond Market Fund (a)	1,719,256	16,057,848
		148,268,391

Money Market Fund 1.4%
Schwab Variable Share Price Money Fund, Ultra Shares 0.52% (a)(b)	6,016,155	6,018,562
Total Other Investment Companies
(Cost $410,916,297)		433,462,801
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.3% of net assets

Time Deposits 2.3%
ING Bank
0.15%, 11/01/16 (c)	4,429,098	4,429,098
Skandinaviska Enskilda Banken
0.15%, 11/01/16 (c)	1,113,838	1,113,838
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (c)	4,429,098	4,429,098
Total Short-Term Investments
(Cost $9,972,034)		9,972,034

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $422,132,723 and the unrealized appreciation and depreciation were $26,170,043 and ($4,867,931), respectively, with a net unrealized appreciation of $21,302,112.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Portfolio Holdings as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$433,462,801	$—	$—	$433,462,801
Short-Term Investments[1]	—	9,972,034	—	9,972,034
Total	$433,462,801	$9,972,034	$—	$443,434,835
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2025 Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $335,526,566)		$353,582,443
Investments in unaffiliated issuers, at value (cost $85,361,765)	+	89,852,392
Total investments, at value (cost $420,888,331)		443,434,835
Receivables:
Fund shares sold		348,142
Dividends		203,151
Due from investment adviser		5,076
Interest		42
Prepaid expenses	+	12,389
Total assets		444,003,635
Liabilities
Payables:
Investments bought		187,524
Fund shares redeemed		598,964
Accrued expenses	+	40,207
Total liabilities		826,695
Net Assets
Total assets		444,003,635
Total liabilities	–	826,695
Net assets		$443,176,940
Net Assets by Source
Capital received from investors		403,726,485
Net investment income not yet distributed		2,939,375
Net realized capital gains		13,964,576
Net unrealized capital appreciation		22,546,504

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$443,176,940		32,960,335		$13.45

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$5,153,048
Dividends received from unaffiliated underlying funds		1,358,600
Interest	+	12,338
Total investment income		6,523,986
Expenses
Registration fees		37,048
Professional fees		28,767
Shareholder reports		26,763
Portfolio accounting fees		19,280
Transfer agent fees		18,613
Independent trustees' fees		10,473
Custodian fees		7,442
Proxy fees		6,526
Other expenses	+	6,660
Total expenses		161,572
Expense reduction by CSIM	–	155,046
Net expenses	–	6,526
Net investment income		6,517,460
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		15,095,428
Realized capital gain distributions received from unaffiliated underlying funds		1,382,989
Net realized gains on sales of affiliated underlying funds		628,824
Net realized losses on sales of unaffiliated underlying funds	+	(14,537)
Net realized gains		17,092,704
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(14,514,745)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	532,044
Net change in unrealized appreciation (depreciation)	+	(13,982,701)
Net realized and unrealized gains		3,110,003
Increase in net assets resulting from operations		$9,627,463

Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$6,517,460	$5,277,755
Net realized gains		17,092,704	21,852,024
Net change in unrealized appreciation (depreciation)	+	(13,982,701)	(18,943,147)
Increase in net assets from operations		9,627,463	8,186,632
Distributions to Shareholders
Distributions from net investment income		(7,697,743)	(7,880,064)
Distributions from net realized gains	+	(19,307,598)	(10,940,164)
Total distributions		($27,005,341)	($18,820,228)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,097,645	$93,244,573	9,179,948	$130,416,395
Shares reinvested		2,002,536	26,213,202	1,313,209	18,358,656
Shares redeemed	+	(5,154,240)	(68,264,079)	(5,145,739)	(73,004,027)
Net transactions in fund shares		3,945,941	$51,193,696	5,347,418	$75,771,024
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		29,014,394	$409,361,122	23,666,976	$344,223,694
Total increase	+	3,945,941	33,815,818	5,347,418	65,137,428
End of period		32,960,335	$443,176,940	29,014,394	$409,361,122
Net investment income not yet distributed			$2,939,375		$2,183,520

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$15.59	$15.77	$14.70	$12.42	$11.43
Income (loss) from investment operations:
Net investment income (loss)	0.22 [1]	0.21 [1]	0.22	0.22	0.19
Net realized and unrealized gains (losses)	0.01	0.17	1.10	2.31	0.99
Total from investment operations	0.23	0.38	1.32	2.53	1.18
Less distributions:
Distributions from net investment income	(0.30)	(0.36)	(0.25)	(0.25)	(0.19)
Distributions from net realized gains	(1.01)	(0.20)	—	—	—
Total distributions	(1.31)	(0.56)	(0.25)	(0.25)	(0.19)
Net asset value at end of period	$14.51	$15.59	$15.77	$14.70	$12.42
Total return	1.72%	2.44%	9.11%	20.73%	10.52%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00% [3]	—	—	—
Gross operating expenses[2]	0.03%	0.03%	0.03%	0.04%	0.05%
Net investment income (loss)	1.51%	1.36%	1.38%	1.59%	1.62%
Portfolio turnover rate	5%	19%	26%	10%	12%
Net assets, end of period (x 1,000,000)	$814	$789	$727	$621	$444

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
98.0%	Other Investment Companies	702,735,660	797,827,926
2.0%	Short-Term Investments	16,090,621	16,090,621
100.0%	Total Investments	718,826,281	813,918,547
0.0%	Other Assets and Liabilities, Net		322,173
100.0%	Net Assets		814,240,720

Security	Number of Shares	Value ($)
Other Investment Companies 98.0% of net assets

Equity Funds 71.8%
Global Real Estate 3.7%
Schwab Global Real Estate Fund (a)	4,195,068	30,036,684
International 18.9%
Laudus International MarketMasters Fund, Select Shares (a)	4,071,975	86,162,982
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	1,471,129	10,871,640
Schwab International Core Equity Fund (a)	6,163,321	56,702,550
		153,737,172
Large-Cap 43.9%
Dodge & Cox Stock Fund	38,554	6,640,565
Laudus U.S. Large Cap Growth Fund *(a)	5,350,156	89,775,615
Schwab Core Equity Fund (a)	4,983,750	97,930,681
Schwab Dividend Equity Fund (a)	3,059,015	44,019,232
Schwab S&P 500 Index Fund (a)	2,434,925	81,277,798
TCW Relative Value Large Cap Fund, Class I	1,782,930	38,119,042
		357,762,933
Small-Cap 5.3%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	911,800	15,090,289
Schwab Small-Cap Equity Fund (a)	1,496,022	28,140,182
		43,230,471
		584,767,260

Fixed-Income Funds 25.4%
Intermediate-Term Bond 22.3%
Metropolitan West Total Return Bond Fund, Class I	4,801,474	52,480,107
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	2,339,792	26,860,807
Security	Number of Shares	Value ($)
Schwab Intermediate-Term Bond Fund (a)	1,084,084	11,166,066
Schwab Total Bond Market Fund (a)	8,413,016	81,185,606
Wells Fargo Core Bond Fund, Institutional Class	794,927	10,405,596
		182,098,182
International Bond 1.0%
Laudus Mondrian International Government Fixed Income Fund *(a)	819,346	8,054,170
Short-Term Bond 2.1%
Schwab Short-Term Bond Market Fund (a)	1,808,325	16,889,752
		207,042,104

Money Market Fund 0.8%
Schwab Variable Share Price Money Fund, Ultra Shares 0.52% (a)(b)	6,016,155	6,018,562
Total Other Investment Companies
(Cost $702,735,660)		797,827,926
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.0% of net assets

Time Deposits 2.0%
BNP Paribas
0.15%, 11/01/16 (c)	7,951,367	7,951,367
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (c)	8,139,254	8,139,254
Total Short-Term Investments
(Cost $16,090,621)		16,090,621

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $722,921,745 and the unrealized appreciation and depreciation were $99,039,100 and ($8,042,298), respectively, with a net unrealized appreciation of $90,996,802.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Portfolio Holdings as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$797,827,926	$—	$—	$797,827,926
Short-Term Investments[1]	—	16,090,621	—	16,090,621
Total	$797,827,926	$16,090,621	$—	$813,918,547
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $579,369,514)		$663,321,809
Investments in unaffiliated issuers, at value (cost $139,456,767)	+	150,596,738
Total investments, at value (cost $718,826,281)		813,918,547
Receivables:
Fund shares sold		794,373
Dividends		279,581
Due from investment adviser		9,661
Interest		67
Prepaid expenses	+	16,347
Total assets		815,018,576
Liabilities
Payables:
Investments bought		259,073
Fund shares redeemed		463,212
Accrued expenses	+	55,571
Total liabilities		777,856
Net Assets
Total assets		815,018,576
Total liabilities	–	777,856
Net assets		$814,240,720
Net Assets by Source
Capital received from investors		685,845,933
Net investment income not yet distributed		4,651,679
Net realized capital gains		28,650,842
Net unrealized capital appreciation		95,092,266

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$814,240,720		56,107,502		$14.51

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$9,746,606
Dividends received from unaffiliated underlying funds		2,298,623
Interest	+	21,324
Total investment income		12,066,553
Expenses
Shareholder reports		47,117
Registration fees		41,846
Professional fees		31,348
Portfolio accounting fees		24,109
Transfer agent fees		20,558
Independent trustees' fees		12,673
Custodian fees		12,377
Proxy fees		11,864
Other expenses	+	11,940
Total expenses		213,832
Expense reduction by CSIM	–	201,968
Net expenses	–	11,864
Net investment income		12,054,689
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		32,482,355
Realized capital gain distributions received from unaffiliated underlying funds		2,710,054
Net realized gains on sales of affiliated underlying funds		1,752,883
Net realized losses on sales of unaffiliated underlying funds	+	(126,163)
Net realized gains		36,819,129
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(34,208,765)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	529,840
Net change in unrealized appreciation (depreciation)	+	(33,678,925)
Net realized and unrealized gains		3,140,204
Increase in net assets resulting from operations		$15,194,893

Schwab Target Funds  |  Annual Report
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Schwab Target 2030 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$12,054,689	$10,410,471
Net realized gains		36,819,129	57,648,422
Net change in unrealized appreciation (depreciation)	+	(33,678,925)	(50,365,678)
Increase in net assets from operations		15,194,893	17,693,215
Distributions to Shareholders
Distributions from net investment income		(15,460,516)	(16,692,788)
Distributions from net realized gains	+	(51,660,998)	(9,243,382)
Total distributions		($67,121,514)	($25,936,170)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,588,483	$122,183,243	10,291,955	$160,976,354
Shares reinvested		4,601,025	65,104,505	1,631,332	25,204,083
Shares redeemed	+	(7,687,009)	(109,898,546)	(7,433,036)	(116,539,103)
Net transactions in fund shares		5,502,499	$77,389,202	4,490,251	$69,641,334
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		50,605,003	$788,778,139	46,114,752	$727,379,760
Total increase	+	5,502,499	25,462,581	4,490,251	61,398,379
End of period		56,107,502	$814,240,720	50,605,003	$788,778,139
Net investment income not yet distributed			$4,651,679		$3,992,950

Schwab Target Funds  |  Annual Report
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Schwab Target 2035 Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$14.70	$15.23	$14.12	$11.69	$10.70
Income (loss) from investment operations:
Net investment income (loss)	0.20 [1]	0.19 [1]	0.20	0.20	0.16
Net realized and unrealized gains (losses)	0.01	0.17	1.15	2.45	0.99
Total from investment operations	0.21	0.36	1.35	2.65	1.15
Less distributions:
Distributions from net investment income	(0.28)	(0.35)	(0.24)	(0.22)	(0.16)
Distributions from net realized gains	(0.81)	(0.54)	—	—	—
Total distributions	(1.09)	(0.89)	(0.24)	(0.22)	(0.16)
Net asset value at end of period	$13.82	$14.70	$15.23	$14.12	$11.69
Total return	1.63%	2.43%	9.62%	23.02%	10.89%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00% [3]	0.00% [3]	—	—	—
Gross operating expenses[2]	0.04%	0.05%	0.07%	0.09%	0.13%
Net investment income (loss)	1.46%	1.28%	1.28%	1.42%	1.45%
Portfolio turnover rate	3%	14%	24%	5%	11%
Net assets, end of period (x 1,000,000)	$361	$337	$282	$204	$111

1
Calculated based on the average shares outstanding during the period.
2
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2035 Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
97.7%	Other Investment Companies	333,294,887	352,618,496
2.3%	Short-Term Investments	8,190,161	8,190,161
100.0%	Total Investments	341,485,048	360,808,657
0.0%	Other Assets and Liabilities, Net		62,706
100.0%	Net Assets		360,871,363

Security	Number of Shares	Value ($)
Other Investment Companies 97.7% of net assets

Equity Funds 78.7%
Global Real Estate 4.0%
Schwab Global Real Estate Fund (a)	2,007,148	14,371,177
International 21.1%
Laudus International MarketMasters Fund, Select Shares (a)	1,972,928	41,747,160
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	916,890	6,775,816
Schwab International Core Equity Fund (a)	3,013,564	27,724,789
		76,247,765
Large-Cap 47.3%
Dodge & Cox Stock Fund	22,055	3,798,839
Laudus U.S. Large Cap Growth Fund *(a)	2,555,620	42,883,309
Schwab Core Equity Fund (a)	2,370,394	46,578,245
Schwab Dividend Equity Fund (a)	1,463,222	21,055,769
Schwab S&P 500 Index Fund (a)	1,160,179	38,726,779
TCW Relative Value Large Cap Fund, Class I	830,046	17,746,382
		170,789,323
Small-Cap 6.3%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	481,347	7,966,291
Schwab Small-Cap Equity Fund (a)	772,287	14,526,720
		22,493,011
		283,901,276

Fixed-Income Funds 18.6%
Intermediate-Term Bond 16.8%
Metropolitan West Total Return Bond Fund, Class I	1,594,977	17,433,099
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	921,355	10,577,150
Schwab Intermediate-Term Bond Fund (a)	445,033	4,583,842
Schwab Total Bond Market Fund (a)	2,584,207	24,937,601
Wells Fargo Core Bond Fund, Institutional Class	227,266	2,974,909
		60,506,601
Security	Number of Shares	Value ($)
International Bond 0.7%
Laudus Mondrian International Government Fixed Income Fund *(a)	267,860	2,633,062
Short-Term Bond 1.1%
Schwab Short-Term Bond Market Fund (a)	436,073	4,072,917
		67,212,580

Money Market Fund 0.4%
Schwab Variable Share Price Money Fund, Ultra Shares 0.52% (a)(b)	1,504,039	1,504,640
Total Other Investment Companies
(Cost $333,294,887)		352,618,496
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.3% of net assets

Time Deposits 2.3%
ING Bank
0.15%, 11/01/16 (c)	3,609,418	3,609,418
Skandinaviska Enskilda Banken
0.15%, 11/01/16 (c)	971,325	971,325
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (c)	3,609,418	3,609,418
Total Short-Term Investments
(Cost $8,190,161)		8,190,161

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $342,419,407 and the unrealized appreciation and depreciation were $23,404,491 and ($5,015,241), respectively, with a net unrealized appreciation of $18,389,250.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2035 Fund
Portfolio Holdings as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$352,618,496	$—	$—	$352,618,496
Short-Term Investments[1]	—	8,190,161	—	8,190,161
Total	$352,618,496	$8,190,161	$—	$360,808,657
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.

Schwab Target Funds  |  Annual Report
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Schwab Target 2035 Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $285,063,794)		$300,088,117
Investments in unaffiliated issuers, at value (cost $56,421,254)	+	60,720,540
Total investments, at value (cost $341,485,048)		360,808,657
Receivables:
Fund shares sold		255,457
Dividends		87,991
Due from investment adviser		3,464
Interest		34
Prepaid expenses	+	8,842
Total assets		361,164,445
Liabilities
Payables:
Investments bought		81,740
Fund shares redeemed		171,688
Accrued expenses	+	39,654
Total liabilities		293,082
Net Assets
Total assets		361,164,445
Total liabilities	–	293,082
Net assets		$360,871,363
Net Assets by Source
Capital received from investors		326,364,712
Net investment income not yet distributed		1,734,750
Net realized capital gains		13,448,292
Net unrealized capital appreciation		19,323,609

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$360,871,363		26,115,948		$13.82

Schwab Target Funds  |  Annual Report
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Schwab Target 2035 Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$4,215,396
Dividends received from unaffiliated underlying funds		863,310
Interest	+	9,049
Total investment income		5,087,755
Expenses
Registration fees		31,000
Professional fees		28,252
Shareholder reports		26,173
Transfer agent fees		18,973
Portfolio accounting fees		18,200
Independent trustees' fees		10,006
Proxy fees		6,552
Custodian fees		5,749
Other expenses	+	5,686
Total expenses		150,591
Expense reduction by CSIM	–	144,039
Net expenses	–	6,552
Net investment income		5,081,203
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		15,078,302
Realized capital gain distributions received from unaffiliated underlying funds		1,149,908
Net realized losses on sales of affiliated underlying funds		(17,312)
Net realized gains on sales of unaffiliated underlying funds	+	18,869
Net realized gains		16,229,767
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(14,564,906)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	146,670
Net change in unrealized appreciation (depreciation)	+	(14,418,236)
Net realized and unrealized gains		1,811,531
Increase in net assets resulting from operations		$6,892,734

Schwab Target Funds  |  Annual Report
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Schwab Target 2035 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$5,081,203	$4,021,662
Net realized gains		16,229,767	21,580,438
Net change in unrealized appreciation (depreciation)	+	(14,418,236)	(19,013,610)
Increase in net assets from operations		6,892,734	6,588,490
Distributions to Shareholders
Distributions from net investment income		(6,503,748)	(6,621,678)
Distributions from net realized gains	+	(18,968,293)	(10,314,099)
Total distributions		($25,472,041)	($16,935,777)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,272,101	$71,143,858	6,655,837	$98,662,330
Shares reinvested		1,840,004	24,821,651	1,133,588	16,527,714
Shares redeemed	+	(3,924,580)	(53,511,419)	(3,359,991)	(49,645,929)
Net transactions in fund shares		3,187,525	$42,454,090	4,429,434	$65,544,115
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		22,928,423	$336,996,580	18,498,989	$281,799,752
Total increase	+	3,187,525	23,874,783	4,429,434	55,196,828
End of period		26,115,948	$360,871,363	22,928,423	$336,996,580
Net investment income not yet distributed			$1,734,750		$1,315,291

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	11/1/12– 10/31/13	11/1/11– 10/31/12
Per-Share Data
Net asset value at beginning of period	$16.42	$16.77	$15.49	$12.67	$11.55
Income (loss) from investment operations:
Net investment income (loss)	0.22 [1]	0.21 [1]	0.21	0.22	0.17
Net realized and unrealized gains (losses)	(0.03) [2]	0.20	1.33	2.84	1.12
Total from investment operations	0.19	0.41	1.54	3.06	1.29
Less distributions:
Distributions from net investment income	(0.32)	(0.39)	(0.26)	(0.24)	(0.17)
Distributions from net realized gains	(1.17)	(0.37)	—	—	—
Total distributions	(1.49)	(0.76)	(0.26)	(0.24)	(0.17)
Net asset value at end of period	$15.12	$16.42	$16.77	$15.49	$12.67
Total return	1.38%	2.48%	10.07%	24.55%	11.33%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[3]	0.00% [4]	0.00% [4]	—	—	—
Gross operating expenses[3]	0.03%	0.03%	0.04%	0.04%	0.06%
Net investment income (loss)	1.45%	1.27%	1.26%	1.47%	1.42%
Portfolio turnover rate	4%	13%	23%	6%	12%
Net assets, end of period (x 1,000,000)	$841	$834	$768	$639	$435

1
Calculated based on the average shares outstanding during the period.
2
The per share amount does not agree with the change in aggregate gains and losses in securities during the period because of the timing of fund share transactions in relation to fluctuating market values for the investments.
3
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2040 Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
97.8%	Other Investment Companies	725,329,260	823,111,472
2.2%	Short-Term Investments	18,264,950	18,264,950
100.0%	Total Investments	743,594,210	841,376,422
0.0%	Other Assets and Liabilities, Net		104,616
100.0%	Net Assets		841,481,038

Security	Number of Shares	Value ($)
Other Investment Companies 97.8% of net assets

Equity Funds 85.6%
Global Real Estate 4.4%
Schwab Global Real Estate Fund (a)	5,214,413	37,335,200
International 23.4%
Laudus International MarketMasters Fund, Select Shares (a)	5,015,124	106,120,019
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	2,844,569	21,021,364
Schwab International Core Equity Fund (a)	7,577,005	69,708,448
		196,849,831
Large-Cap 50.4%
Dodge & Cox Stock Fund	51,627	8,892,163
Laudus U.S. Large Cap Growth Fund *(a)	6,340,489	106,393,409
Schwab Core Equity Fund (a)	5,897,454	115,884,981
Schwab Dividend Equity Fund (a)	3,605,589	51,884,425
Schwab S&P 500 Index Fund (a)	2,877,175	96,040,095
TCW Relative Value Large Cap Fund, Class I	2,084,971	44,576,681
		423,671,754
Small-Cap 7.4%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	1,311,540	21,705,993
Schwab Small-Cap Equity Fund (a)	2,164,424	40,712,818
		62,418,811
		720,275,596

Fixed-Income Funds 12.1%
Intermediate-Term Bond 11.2%
Metropolitan West Total Return Bond Fund, Class I	2,434,663	26,610,868
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	1,689,277	19,392,904
Schwab Intermediate-Term Bond Fund (a)	895,999	9,228,789
Schwab Total Bond Market Fund (a)	3,699,235	35,697,621
Wells Fargo Core Bond Fund, Institutional Class	270,117	3,535,834
		94,466,016
Security	Number of Shares	Value ($)
International Bond 0.4%
Laudus Mondrian International Government Fixed Income Fund *(a)	371,078	3,647,693
Short-Term Bond 0.5%
Schwab Short-Term Bond Market Fund (a)	398,188	3,719,073
		101,832,782

Money Market Fund 0.1%
Schwab Variable Share Price Money Fund, Ultra Shares 0.52% (a)(b)	1,002,693	1,003,094
Total Other Investment Companies
(Cost $725,329,260)		823,111,472
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.2% of net assets

Time Deposits 2.2%
Australia & New Zealand Banking Group Ltd.
0.15%, 11/01/16 (c)	1,435,538	1,435,538
BNP Paribas
0.15%, 11/01/16 (c)	8,414,706	8,414,706
ING Bank
0.15%, 11/01/16 (c)	8,414,706	8,414,706
Total Short-Term Investments
(Cost $18,264,950)		18,264,950

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $747,902,215 and the unrealized appreciation and depreciation were $103,428,721 and ($9,954,514), respectively, with a net unrealized appreciation of $93,474,207.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the 7-day yield.
(c)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Portfolio Holdings as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$823,111,472	$—	$—	$823,111,472
Short-Term Investments[1]	—	18,264,950	—	18,264,950
Total	$823,111,472	$18,264,950	$—	$841,376,422
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $636,042,018)		$720,103,022
Investments in unaffiliated issuers, at value (cost $107,552,192)	+	121,273,400
Total investments, at value (cost $743,594,210)		841,376,422
Receivables:
Fund shares sold		504,421
Dividends		128,989
Due from investment adviser		10,110
Interest		76
Prepaid expenses	+	16,018
Total assets		842,036,036
Liabilities
Payables:
Investments bought		120,192
Fund shares redeemed		366,138
Accrued expenses	+	68,668
Total liabilities		554,998
Net Assets
Total assets		842,036,036
Total liabilities	–	554,998
Net assets		$841,481,038
Net Assets by Source
Capital received from investors		703,214,432
Net investment income not yet distributed		3,342,015
Net realized capital gains		37,142,379
Net unrealized capital appreciation		97,782,212

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$841,481,038		55,659,649		$15.12

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$10,350,809
Dividends received from unaffiliated underlying funds		1,658,505
Interest	+	21,421
Total investment income		12,030,735
Expenses
Shareholder reports		71,171
Registration fees		38,930
Professional fees		31,585
Transfer agent fees		26,161
Portfolio accounting fees		24,482
Proxy fees		19,332
Independent trustees' fees		12,857
Custodian fees		12,087
Other expenses	+	12,626
Total expenses		249,231
Expense reduction by CSIM	–	229,899
Net expenses	–	19,332
Net investment income		12,011,403
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		40,136,707
Realized capital gain distributions received from unaffiliated underlying funds		2,714,346
Net realized gains on sales of affiliated underlying funds		3,555,228
Net realized losses on sales of unaffiliated underlying funds	+	(17,328)
Net realized gains		46,388,953
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(45,623,794)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(357,976)
Net change in unrealized appreciation (depreciation)	+	(45,981,770)
Net realized and unrealized gains		407,183
Increase in net assets resulting from operations		$12,418,586

Schwab Target Funds  |  Annual Report
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Schwab Target 2040 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$12,011,403	$10,276,097
Net realized gains		46,388,953	67,481,325
Net change in unrealized appreciation (depreciation)	+	(45,981,770)	(58,765,404)
Increase in net assets from operations		12,418,586	18,992,018
Distributions to Shareholders
Distributions from net investment income		(16,331,843)	(18,123,716)
Distributions from net realized gains	+	(60,050,458)	(16,937,962)
Total distributions		($76,382,301)	($35,061,678)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,586,960	$112,421,088	9,498,363	$156,723,911
Shares reinvested		5,048,206	74,662,962	2,105,777	34,303,111
Shares redeemed	+	(7,812,359)	(116,129,400)	(6,579,336)	(108,941,688)
Net transactions in fund shares		4,822,807	$70,954,650	5,024,804	$82,085,334
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		50,836,842	$834,490,103	45,812,038	$768,474,429
Total increase	+	4,822,807	6,990,935	5,024,804	66,015,674
End of period		55,659,649	$841,481,038	50,836,842	$834,490,103
Net investment income not yet distributed			$3,342,015		$2,851,945

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	1/23/13 [1]– 10/31/13
Per-Share Data
Net asset value at beginning of period	$12.51	$12.67	$11.66	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.16 [2]	0.14 [2]	0.16	0.02
Net realized and unrealized gains (losses)	0.00 [3]	0.15	1.03	1.64
Total from investment operations	0.16	0.29	1.19	1.66
Less distributions:
Distributions from net investment income	(0.23)	(0.29)	(0.18)	—
Distributions from net realized gains	(0.44)	(0.16)	—	—
Total distributions	(0.67)	(0.45)	(0.18)	—
Net asset value at end of period	$12.00	$12.51	$12.67	$11.66
Total return	1.40%	2.37%	10.30%	16.60% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[5]	0.00% [6]	0.00% [6]	—	0.00% [7],[8]
Gross operating expenses[5]	0.13%	0.20%	0.32%	1.08% [7]
Net investment income (loss)	1.34%	1.09%	1.03%	0.46% [7]
Portfolio turnover rate	1%	10%	23%	39% [4]
Net assets, end of period (x 1,000,000)	$82	$66	$41	$18

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Per-share amount was less than $0.005.
4
Not annualized.
5
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
6
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
7
Annualized.
8
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if interest expense had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2045 Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
97.8%	Other Investment Companies	82,180,320	80,052,089
2.1%	Short-Term Investments	1,744,199	1,744,199
99.9%	Total Investments	83,924,519	81,796,288
0.1%	Other Assets and Liabilities, Net		90,468
100.0%	Net Assets		81,886,756

Security	Number of Shares	Value ($)
Other Investment Companies 97.8% of net assets

Equity Funds 89.2%
Global Real Estate 4.4%
Schwab Global Real Estate Fund (a)	510,061	3,652,035
International 25.0%
Laudus International MarketMasters Fund, Select Shares (a)	508,866	10,767,602
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	326,696	2,414,281
Schwab International Core Equity Fund (a)	791,812	7,284,677
		20,466,560
Large-Cap 51.7%
Dodge & Cox Stock Fund	8,143	1,402,487
Laudus U.S. Large Cap Growth Fund *(a)	629,495	10,562,930
Schwab Core Equity Fund (a)	594,275	11,677,503
Schwab Dividend Equity Fund (a)	363,102	5,225,044
Schwab S&P 500 Index Fund (a)	286,728	9,570,973
TCW Relative Value Large Cap Fund, Class I	181,725	3,885,276
		42,324,213
Small-Cap 8.1%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	138,358	2,289,835
Schwab Small-Cap Equity Fund (a)	230,129	4,328,721
		6,618,556
		73,061,364

Fixed-Income Funds 8.6%
Intermediate-Term Bond 8.0%
Metropolitan West Total Return Bond Fund, Class I	156,752	1,713,301
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	131,221	1,506,418
Security	Number of Shares	Value ($)
Schwab Intermediate-Term Bond Fund (a)	72,332	745,019
Schwab Total Bond Market Fund (a)	239,299	2,309,233
Wells Fargo Core Bond Fund, Institutional Class	19,835	259,636
		6,533,607
International Bond 0.4%
Laudus Mondrian International Government Fixed Income Fund *(a)	27,675	272,045
Short-Term Bond 0.2%
Schwab Short-Term Bond Market Fund (a)	19,815	185,073
		6,990,725
Total Other Investment Companies
(Cost $82,180,320)		80,052,089
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.1% of net assets

Time Deposits 2.1%
BNP Paribas
0.15%, 11/01/16 (b)	108,117	108,117
ING Bank
0.15%, 11/01/16 (b)	818,041	818,041
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (b)	818,041	818,041
Total Short-Term Investments
(Cost $1,744,199)		1,744,199

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $84,267,365 and the unrealized appreciation and depreciation were $1,509,798 and ($3,980,875), respectively, with a net unrealized depreciation of ($2,471,077).
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2045 Fund
Portfolio Holdings as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$80,052,089	$—	$—	$80,052,089
Short-Term Investments[1]	—	1,744,199	—	1,744,199
Total	$80,052,089	$1,744,199	$—	$81,796,288
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $73,665,751)		$71,284,971
Investments in unaffiliated issuers, at value (cost $10,258,768)	+	10,511,317
Total investments, at value (cost $83,924,519)		81,796,288
Receivables:
Fund shares sold		145,042
Dividends		8,537
Prepaid expenses	+	5,113
Total assets		81,954,980
Liabilities
Payables:
Investments bought		7,954
Fund shares redeemed		33,906
Accrued expenses	+	26,364
Total liabilities		68,224
Net Assets
Total assets		81,954,980
Total liabilities	–	68,224
Net assets		$81,886,756
Net Assets by Source
Capital received from investors		80,947,291
Net investment income not yet distributed		264,792
Net realized capital gains		2,802,904
Net unrealized capital depreciation		(2,128,231)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$81,886,756		6,821,879		$12.00

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$859,202
Dividends received from unaffiliated underlying funds		121,891
Interest	+	2,085
Total investment income		983,178
Expenses
Professional fees		26,396
Registration fees		19,813
Shareholder reports		12,975
Transfer agent fees		12,414
Independent trustees' fees		8,372
Portfolio accounting fees		5,514
Custodian fees		4,208
Proxy fees		3,166
Other expenses	+	1,968
Total expenses		94,826
Expense reduction by CSIM	–	91,660
Net expenses	–	3,166
Net investment income		980,012
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		3,357,383
Realized capital gain distributions received from unaffiliated underlying funds		212,746
Net realized losses on sales of affiliated underlying funds	+	(110,630)
Net realized gains		3,459,499
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(2,951,748)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	26,872
Net change in unrealized appreciation (depreciation)	+	(2,924,876)
Net realized and unrealized gains		534,623
Increase in net assets resulting from operations		$1,514,635

Schwab Target Funds  |  Annual Report
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Schwab Target 2045 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$980,012	$596,917
Net realized gains		3,459,499	2,629,910
Net change in unrealized appreciation (depreciation)	+	(2,924,876)	(2,376,906)
Increase in net assets from operations		1,514,635	849,921
Distributions to Shareholders
Distributions from net investment income		(1,239,407)	(1,032,882)
Distributions from net realized gains	+	(2,410,714)	(569,067)
Total distributions		($3,650,121)	($1,601,949)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,277,183	$26,554,975	2,576,788	$32,462,188
Shares reinvested		304,143	3,570,641	125,756	1,561,897
Shares redeemed	+	(1,020,715)	(11,929,960)	(677,473)	(8,446,952)
Net transactions in fund shares		1,560,611	$18,195,656	2,025,071	$25,577,133
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,261,268	$65,826,586	3,236,197	$41,001,481
Total increase	+	1,560,611	16,060,170	2,025,071	24,825,105
End of period		6,821,879	$81,886,756	5,261,268	$65,826,586
Net investment income not yet distributed			$264,792		$124,813

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	1/23/13 [1]– 10/31/13
Per-Share Data
Net asset value at beginning of period	$12.60	$12.75	$11.72	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15 [2]	0.13 [2]	0.17	0.02
Net realized and unrealized gains (losses)	0.01	0.18	1.04	1.70
Total from investment operations	0.16	0.31	1.21	1.72
Less distributions:
Distributions from net investment income	(0.23)	(0.30)	(0.18)	—
Distributions from net realized gains	(0.45)	(0.16)	—	—
Total distributions	(0.68)	(0.46)	(0.18)	—
Net asset value at end of period	$12.08	$12.60	$12.75	$11.72
Total return	1.39%	2.44%	10.43%	17.20% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[4]	0.01% [5]	0.00% [6]	—	0.00% [7],[8]
Gross operating expenses[4]	0.16%	0.25%	0.39%	1.37% [7]
Net investment income (loss)	1.31%	1.05%	0.99%	0.40% [7]
Portfolio turnover rate	1%	8%	23%	40% [3]
Net assets, end of period (x 1,000,000)	$68	$53	$33	$14

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
5
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
6
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
7
Annualized.
8
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if interest expense had not been incurred.

Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2050 Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
98.0%	Other Investment Companies	68,403,618	66,696,460
2.4%	Short-Term Investments	1,609,751	1,609,751
100.4%	Total Investments	70,013,369	68,306,211
(0.4%)	Other Assets and Liabilities, Net		(242,411)
100.0%	Net Assets		68,063,800

Security	Number of Shares	Value ($)
Other Investment Companies 98.0% of net assets

Equity Funds 92.0%
Global Real Estate 4.5%
Schwab Global Real Estate Fund (a)	432,848	3,099,188
International 25.9%
Laudus International MarketMasters Fund, Select Shares (a)	437,758	9,262,962
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	291,463	2,153,911
Schwab International Core Equity Fund (a)	674,116	6,201,865
		17,618,738
Large-Cap 52.7%
Dodge & Cox Stock Fund	7,266	1,251,512
Laudus U.S. Large Cap Growth Fund *(a)	533,054	8,944,650
Schwab Core Equity Fund (a)	502,864	9,881,275
Schwab Dividend Equity Fund (a)	307,158	4,420,009
Schwab S&P 500 Index Fund (a)	243,202	8,118,083
TCW Relative Value Large Cap Fund, Class I	152,987	3,270,861
		35,886,390
Small-Cap 8.9%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	132,033	2,185,140
Schwab Small-Cap Equity Fund (a)	204,300	3,842,882
		6,028,022
		62,632,338

Fixed-Income Funds 6.0%
Intermediate-Term Bond 5.7%
Metropolitan West Total Return Bond Fund, Class I	90,084	984,624
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	81,337	933,752
Security	Number of Shares	Value ($)
Schwab Intermediate-Term Bond Fund (a)	46,123	475,066
Schwab Total Bond Market Fund (a)	142,131	1,371,563
Wells Fargo Core Bond Fund, Institutional Class	9,326	122,081
		3,887,086
International Bond 0.2%
Laudus Mondrian International Government Fixed Income Fund *(a)	10,611	104,310
Short-Term Bond 0.1%
Schwab Short-Term Bond Market Fund (a)	7,787	72,726
		4,064,122
Total Other Investment Companies
(Cost $68,403,618)		66,696,460
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 2.4% of net assets

Time Deposits 2.4%
ING Bank
0.15%, 11/01/16 (b)	679,638	679,638
Skandinaviska Enskilda Banken
0.15%, 11/01/16 (b)	250,475	250,475
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (b)	679,638	679,638
Total Short-Term Investments
(Cost $1,609,751)		1,609,751

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $70,255,911 and the unrealized appreciation and depreciation were $1,249,659 and ($3,199,359), respectively, with a net unrealized depreciation of ($1,949,700).
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Portfolio Holdings as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$66,696,460	$—	$—	$66,696,460
Short-Term Investments[1]	—	1,609,751	—	1,609,751
Total	$66,696,460	$1,609,751	$—	$68,306,211
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $62,064,245)		$60,133,630
Investments in unaffiliated issuers, at value (cost $7,949,124)	+	8,172,581
Total investments, at value (cost $70,013,369)		68,306,211
Receivables:
Fund shares sold		105,165
Dividends		4,993
Prepaid expenses	+	3,714
Total assets		68,420,083
Liabilities
Payables:
Investments bought		304,647
Fund shares redeemed		25,129
Accrued expenses	+	26,507
Total liabilities		356,283
Net Assets
Total assets		68,420,083
Total liabilities	–	356,283
Net assets		$68,063,800
Net Assets by Source
Capital received from investors		67,186,635
Net investment income not yet distributed		194,591
Net realized capital gains		2,389,732
Net unrealized capital depreciation		(1,707,158)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$68,063,800		5,634,909		$12.08

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$698,068
Dividends received from unaffiliated underlying funds		85,503
Interest	+	1,659
Total investment income		785,230
Expenses
Professional fees		26,315
Registration fees		18,246
Shareholder reports		13,527
Transfer agent fees		12,645
Independent trustees' fees		8,291
Portfolio accounting fees		5,330
Custodian fees		4,260
Proxy fees		3,207
Other expenses	+	1,845
Total expenses		93,666
Expense reduction by CSIM	–	90,459
Net expenses	–	3,207
Net investment income		782,023
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		2,789,648
Realized capital gain distributions received from unaffiliated underlying funds		171,625
Net realized losses on sales of affiliated underlying funds		(78,145)
Net realized losses on sales of unaffiliated underlying funds	+	(312)
Net realized gains		2,882,816
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(2,406,336)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	18,544
Net change in unrealized appreciation (depreciation)	+	(2,387,792)
Net realized and unrealized gains		495,024
Increase in net assets resulting from operations		$1,277,047

Schwab Target Funds  |  Annual Report
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Schwab Target 2050 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$782,023	$468,843
Net realized gains		2,882,816	2,221,915
Net change in unrealized appreciation (depreciation)	+	(2,387,792)	(1,922,577)
Increase in net assets from operations		1,277,047	768,181
Distributions to Shareholders
Distributions from net investment income		(1,001,880)	(830,660)
Distributions from net realized gains	+	(1,983,116)	(451,787)
Total distributions		($2,984,996)	($1,282,447)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,940,302	$22,754,852	2,053,340	$26,056,935
Shares reinvested		245,062	2,894,189	100,456	1,256,702
Shares redeemed	+	(746,622)	(8,754,679)	(583,556)	(7,414,061)
Net transactions in fund shares		1,438,742	$16,894,362	1,570,240	$19,899,576
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,196,167	$52,877,387	2,625,927	$33,492,077
Total increase	+	1,438,742	15,186,413	1,570,240	19,385,310
End of period		5,634,909	$68,063,800	4,196,167	$52,877,387
Net investment income not yet distributed			$194,591		$84,614

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Financial Statements
Financial Highlights
	11/1/15– 10/31/16	11/1/14– 10/31/15	11/1/13– 10/31/14	1/23/13 [1]– 10/31/13
Per-Share Data
Net asset value at beginning of period	$12.63	$12.79	$11.74	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15 [2]	0.13 [2]	0.16	0.02
Net realized and unrealized gains (losses)	0.00 [3]	0.17	1.07	1.72
Total from investment operations	0.15	0.30	1.23	1.74
Less distributions:
Distributions from net investment income	(0.23)	(0.30)	(0.18)	—
Distributions from net realized gains	(0.46)	(0.16)	—	—
Total distributions	(0.69)	(0.46)	(0.18)	—
Net asset value at end of period	$12.09	$12.63	$12.79	$11.74
Total return	1.28%	2.36%	10.59%	17.40% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[5]	0.01% [6]	0.00% [7]	—	0.00% [8],[9]
Gross operating expenses[5]	0.27%	0.44%	0.68%	2.78% [9]
Net investment income (loss)	1.26%	1.03%	0.94%	0.34% [9]
Portfolio turnover rate	1%	8%	29%	12% [4]
Net assets, end of period (x 1,000,000)	$38	$29	$18	$7

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Per-share amount was less than $0.005.
4
Not annualized.
5
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
6
The ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
7
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
8
Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if interest expense had not been incurred.
9
Annualized.

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
98.0%	Other Investment Companies	38,469,440	37,505,199
1.9%	Short-Term Investments	720,325	720,325
99.9%	Total Investments	39,189,765	38,225,524
0.1%	Other Assets and Liabilities, Net		35,333
100.0%	Net Assets		38,260,857

Security	Number of Shares	Value ($)
Other Investment Companies 98.0% of net assets

Equity Funds 94.5%
Global Real Estate 4.8%
Schwab Global Real Estate Fund (a)	255,184	1,827,115
International 26.9%
Laudus International MarketMasters Fund, Select Shares (a)	253,229	5,358,317
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	181,271	1,339,593
Schwab International Core Equity Fund (a)	389,951	3,587,551
		10,285,461
Large-Cap 53.5%
Dodge & Cox Stock Fund	4,412	759,873
Laudus U.S. Large Cap Growth Fund *(a)	304,056	5,102,062
Schwab Core Equity Fund (a)	285,238	5,604,930
Schwab Dividend Equity Fund (a)	176,609	2,541,409
Schwab S&P 500 Index Fund (a)	139,575	4,658,999
TCW Relative Value Large Cap Fund, Class I	84,524	1,807,128
		20,474,401
Small-Cap 9.3%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	74,976	1,240,857
Schwab Small-Cap Equity Fund (a)	123,887	2,330,311
		3,571,168
		36,158,145

Fixed-Income Funds 3.5%
Intermediate-Term Bond 3.4%
Metropolitan West Total Return Bond Fund, Class I	29,434	321,711
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	27,319	313,622
Security	Number of Shares	Value ($)
Schwab Intermediate-Term Bond Fund (a)	16,060	165,418
Schwab Total Bond Market Fund (a)	46,142	445,273
Wells Fargo Core Bond Fund, Institutional Class	2,763	36,169
		1,282,193
International Bond 0.1%
Laudus Mondrian International Government Fixed Income Fund *(a)	5,883	57,828
Short-Term Bond 0.0%
Schwab Short-Term Bond Market Fund (a)	753	7,033
		1,347,054
Total Other Investment Companies
(Cost $38,469,440)		37,505,199
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.9% of net assets

Time Deposits 1.9%
ING Bank
0.15%, 11/01/16 (b)	338,115	338,115
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (b)	382,210	382,210
Total Short-Term Investments
(Cost $720,325)		720,325

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $39,317,957 and the unrealized appreciation and depreciation were $696,649 and ($1,789,082), respectively, with a net unrealized depreciation of ($1,092,433).
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Portfolio Holdings as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$37,505,199	$—	$—	$37,505,199
Short-Term Investments[1]	—	720,325	—	720,325
Total	$37,505,199	$720,325	$—	$38,225,524
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $35,363,209)		$34,266,696
Investments in unaffiliated issuers, at value (cost $3,826,556)	+	3,958,828
Total investments, at value (cost $39,189,765)		38,225,524
Receivables:
Fund shares sold		77,079
Dividends		1,600
Prepaid expenses	+	2,383
Total assets		38,306,586
Liabilities
Payables:
Investments bought		1,489
Fund shares redeemed		17,594
Accrued expenses	+	26,646
Total liabilities		45,729
Net Assets
Total assets		38,306,586
Total liabilities	–	45,729
Net assets		$38,260,857
Net Assets by Source
Capital received from investors		37,795,376
Net investment income not yet distributed		96,614
Net realized capital gains		1,333,108
Net unrealized capital depreciation		(964,241)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$38,260,857		3,163,843		$12.09

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Statement of Operations

For the period November 1, 2015 through October 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$381,966
Dividends received from unaffiliated underlying funds		38,732
Interest	+	914
Total investment income		421,612
Expenses
Professional fees		26,148
Registration fees		16,565
Shareholder reports		12,851
Transfer agent fees		12,666
Independent trustees' fees		8,136
Portfolio accounting fees		4,977
Custodian fees		4,084
Proxy fees		2,777
Other expenses	+	1,442
Total expenses		89,646
Expense reduction by CSIM	–	86,869
Net expenses	–	2,777
Net investment income		418,835
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from affiliated underlying funds		1,553,805
Realized capital gain distributions received from unaffiliated underlying funds		89,505
Net realized losses on sales of affiliated underlying funds	+	(33,518)
Net realized gains		1,609,792
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(1,311,021)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	10,596
Net change in unrealized appreciation (depreciation)	+	(1,300,425)
Net realized and unrealized gains		309,367
Increase in net assets resulting from operations		$728,202

Schwab Target Funds  |  Annual Report
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Schwab Target 2055 Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	11/1/15-10/31/16		11/1/14-10/31/15
Net investment income		$418,835	$245,160
Net realized gains		1,609,792	1,237,485
Net change in unrealized appreciation (depreciation)	+	(1,300,425)	(1,070,261)
Increase in net assets from operations		728,202	412,384
Distributions to Shareholders
Distributions from net investment income		(539,934)	(449,182)
Distributions from net realized gains	+	(1,092,479)	(247,620)
Total distributions		($1,632,413)	($696,802)

Transactions in Fund Shares
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,228,549	$14,416,250	1,224,356	$15,542,457
Shares reinvested		134,412	1,590,086	53,831	675,575
Shares redeemed	+	(479,820)	(5,646,620)	(398,490)	(5,048,181)
Net transactions in fund shares		883,141	$10,359,716	879,697	$11,169,851
Shares Outstanding and Net Assets
		11/1/15-10/31/16		11/1/14-10/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,280,702	$28,805,352	1,401,005	$17,919,919
Total increase	+	883,141	9,455,505	879,697	10,885,433
End of period		3,163,843	$38,260,857	2,280,702	$28,805,352
Net investment income not yet distributed			$96,614		$35,305

Schwab Target Funds  |  Annual Report
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Schwab Target 2060 Fund
Financial Statements
Financial Highlights
8/25/16 [1]– 10/31/16
Per-Share Data
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01 [2]
Net realized and unrealized gains (losses)	(0.18)
Total from investment operations	(0.17)
Net asset value at end of period	$9.83
Total return	(1.70%) [3]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[4]	— [5]
Gross operating expenses[4]	7.87% [5]
Net investment income (loss)	0.43% [5]
Portfolio turnover rate	0% [3]
Net assets, end of period (x 1,000,000)	$1

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
5
Annualized (except for non-recurring professional fees and shareholder report fees).

Schwab Target Funds  |  Annual Report
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Schwab Target 2060 Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
98.0%	Other Investment Companies	616,024	605,395
2.4%	Short-Term Investment	15,072	15,072
100.4%	Total Investments	631,096	620,467
(0.4%)	Other Assets and Liabilities, Net		(2,769)
100.0%	Net Assets		617,698

Security	Number of Shares	Value ($)
Other Investment Companies 98.0% of net assets

Equity Funds 94.9%
Global Real Estate 4.6%
Schwab Global Real Estate Fund (a)	4,006	28,686
International 27.0%
Laudus International MarketMasters Fund, Select Shares (a)	4,200	88,880
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	2,913	21,530
Schwab International Core Equity Fund (a)	6,116	56,265
		166,675
Large-Cap 53.7%
Dodge & Cox Stock Fund	252	43,443
Laudus U.S. Large Cap Growth Fund *(a)	4,896	82,153
Schwab Core Equity Fund (a)	4,674	91,838
Schwab Dividend Equity Fund (a)	2,545	36,621
Schwab S&P 500 Index Fund (a)	2,327	77,689
		331,744
Small-Cap 9.6%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	1,289	21,338
Schwab Small-Cap Equity Fund (a)	2,023	38,047
		59,385
		586,490

Fixed-Income Funds 3.1%
Intermediate-Term Bond 2.9%
Metropolitan West Total Return Bond Fund, Class I	182	1,988
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	355	4,077
Security	Number of Shares	Value ($)
Schwab Intermediate-Term Bond Fund (a)	97	1,000
Schwab Total Bond Market Fund (a)	1,129	10,897
		17,962
International Bond 0.2%
Laudus Mondrian International Government Fixed Income Fund *(a)	96	943
		18,905
Total Other Investment Companies
(Cost $616,024)		605,395
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 2.4% of net assets

Time Deposit 2.4%
Brown Brothers Harriman
0.15%, 11/01/16 (b)	15,072	15,072
Total Short-Term Investment
(Cost $15,072)		15,072

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $631,096 and the unrealized appreciation and depreciation were $258 and ($10,887), respectively, with a net unrealized depreciation of ($10,629).
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	The rate shown is the current daily overnight rate.

Schwab Target Funds  |  Annual Report
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Schwab Target 2060 Fund
Portfolio Holdings as of October 31, 2016 (continued)

The following is a summary of the inputs used to value the fund's investments as of October 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Investment Companies[1]	$605,395	$—	$—	$605,395
Short-Term Investment[1]	—	15,072	—	15,072
Total	$605,395	$15,072	$—	$620,467
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2016.

Schwab Target Funds  |  Annual Report
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Schwab Target 2060 Fund
Statement of Assets and Liabilities

As of October 31, 2016
Assets
Investments in affiliated underlying funds, at value (cost $566,730)		$555,887
Investments in unaffiliated issuers, at value (cost $64,366)	+	64,580
Total investments, at value (cost $631,096)		620,467
Receivables:
Fund shares sold		22,269
Due from investment adviser		9,337
Dividends		21
Prepaid expenses	+	50
Total assets		652,144
Liabilities
Payables:
Investments bought		19,721
Independent trustees' fees		28
Accrued expenses	+	14,697
Total liabilities		34,446
Net Assets
Total assets		652,144
Total liabilities	–	34,446
Net assets		$617,698
Net Assets by Source
Capital received from investors		627,951
Net investment income not yet distributed		376
Net unrealized capital depreciation		(10,629)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$617,698		62,839		$9.83

Schwab Target Funds  |  Annual Report
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Schwab Target 2060 Fund
Statement of Operations

For the period August 25, 2016* through October 31, 2016
Investment Income
Dividends received from affiliated underlying funds		$280
Dividends received from unaffiliated underlying funds		93
Interest	+	3
Total investment income		376
Expenses
Professional fees		13,816
Shareholder reports		2,538
Independent trustees' fees		1,736
Portfolio accounting fees		893
Custodian fees		670
Transfer agent fees		223
Registration fees		203
Other expenses	+	101
Total expenses		20,180
Expense reduction by CSIM	–	20,180
Net investment income		376
Realized and Unrealized Gains (Losses)
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(10,843)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	214
Net change in unrealized appreciation (depreciation)	+	(10,629)
Net realized and unrealized losses		(10,629)
Decrease in net assets resulting from operations		($10,253)
*	Commencement of operations.

Schwab Target Funds  |  Annual Report
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Schwab Target 2060 Fund
Statement of Changes in Net Assets

For the current period only. Because the fund commenced operations on August 25, 2016, it has no prior report period
Operations
	8/25/16*-10/31/16
Net investment income		$376
Net change in unrealized appreciation (depreciation)	+	(10,629)
Decrease in net assets from operations		(10,253)

Transactions in Fund Shares
		8/25/16*-10/31/16
		SHARES	VALUE
Shares sold	+	62,839	$627,951
Net transactions in fund shares		62,839	$627,951
Shares Outstanding and Net Assets
		8/25/16*-10/31/16
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	62,839	617,698
End of period		62,839	$617,698
Net investment income not yet distributed			$376
*	Commencement of operations.

Schwab Target Funds  |  Annual Report
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Schwab Target Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Target 2010 Fund	Schwab Small-Cap Equity Fund™
Schwab Target 2015 Fund	Schwab Hedged Equity Fund™
Schwab Target 2020 Fund	Schwab Health Care Fund™
Schwab Target 2025 Fund	Schwab ® International Core Equity Fund
Schwab Target 2030 Fund	Schwab Fundamental US Large Company Index Fund
Schwab Target 2035 Fund	Schwab Fundamental US Small Company Index Fund
Schwab Target 2040 Fund	Schwab Fundamental International Large Company Index Fund
Schwab Target 2045 Fund	Schwab Fundamental International Small Company Index Fund
Schwab Target 2050 Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Target 2055 Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab Target 2060 Fund	Schwab Target 2010 Index Fund
Schwab ® S&P 500 Index Fund	Schwab Target 2015 Index Fund
Schwab Small-Cap Index Fund®	Schwab Target 2020 Index Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2025 Index Fund
Schwab International Index Fund®	Schwab Target 2030 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2035 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2040 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2045 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2050 Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Target 2055 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2060 Index Fund
Schwab Balanced Fund™	Schwab ® Monthly Income Fund - Moderate Payout
Schwab Core Equity Fund™	Schwab ® Monthly Income Fund - Enhanced Payout
Schwab Dividend Equity Fund™	Schwab ® Monthly Income Fund - Maximum Payout
Schwab Large-Cap Growth Fund™
The Schwab Target Funds are “funds of funds.” Each of the funds seeks to achieve its investment objective by investing in a combination of other affiliated Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed-income securities, exchange-traded funds (ETFs), and cash equivalents, including money market securities.
Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 8) at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds' Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The Schwab Target 2060 Fund commenced operations on August 25, 2016.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds' financial statements. For more information about the underlying funds' operations and policies, please refer to those funds' semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission's (SEC) website at www.sec.gov or at the SEC's Public Reference Room in Washington D.C.

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Schwab Target Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Underlying funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds' own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial

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Schwab Target Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds' results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of October 31, 2016 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. Each fund bears its share of the allocable expenses of the underlying funds in which it invests. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

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Schwab Target Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds' prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of a fund's assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund or vice versa. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the funds will fluctuate, which means that an investor could lose money.
Direct Investment Risk. The funds may invest a portion of their assets directly in equity and fixed income securities, ETFs, and cash equivalents, including money market securities. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
Underlying Fund Investment Risk. The value of your investment in the funds is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The funds are subject to the performance and expenses of the underlying funds in which they invest. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a fund's exposure to a particular risk will be proportionate to the fund's overall asset allocation and underlying fund allocation.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or subadviser(s)) will make poor security selections. An underlying fund's adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•   Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund's yield and share price. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates. A rise in interest rates could cause an underlying fund’s shares price to fall. The credit quality of a portfolio investment could also cause an underlying fund's share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time.

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Schwab Target Funds
Financial Notes (continued)

3. Risk Factors (continued):
•   Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments—bonds or stocks of another capitalization range, for instance—underlying fund's large-, mid- or small-cap holdings could reduce performance.
•   Money Market Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1 net asset value (“stable share price money market funds”) or have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF's expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•   Foreign Investment Risk. An underlying fund's investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund's investments in emerging market countries and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund's use of derivatives could reduce the underlying fund's performance, increase volatility and could cause an underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund's returns or as a substitute for a position or security.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund's portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or an underlying fund may have to sell them at a loss.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund's performance and may increase the likelihood of capital gain distributions.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.

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Schwab Target Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fee under the Plan.
CSIM and its affiliates have agreed with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expense charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the funds' total expenses charged is limited to each fund's direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2016, each Schwab Target Fund's ownership percentages of other related funds' shares are:
Underlying Funds	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Schwab Global Real Estate Fund	0.5%	0.9%	5.6%	5.6%	11.8%	5.6%	14.6%	1.4%	1.2%	0.7%	0.0%*
Laudus International MarketMasters Fund, Select Shares	0.2%	0.4%	2.6%	2.7%	5.7%	2.8%	7.0%	0.7%	0.6%	0.4%	0.0%*
Laudus Mondrian Emerging Markets Fund, Institutional Shares	—%	—%	0.3%	0.9%	2.7%	1.7%	5.3%	0.6%	0.5%	0.3%	0.0%*
Schwab International Core Equity Fund	0.3%	0.5%	3.5%	3.5%	7.3%	3.6%	9.0%	0.9%	0.8%	0.5%	0.0%*
Laudus U.S. Large Cap Growth Fund	0.2%	0.4%	2.3%	2.3%	4.8%	2.3%	5.7%	0.6%	0.5%	0.3%	0.0%*
Schwab Core Equity Fund	0.2%	0.4%	2.3%	2.3%	4.7%	2.2%	5.6%	0.6%	0.5%	0.3%	0.0%*
Schwab Dividend Equity Fund	0.1%	0.2%	1.4%	1.4%	2.8%	1.4%	3.3%	0.3%	0.3%	0.2%	0.0%*
Schwab S&P 500 Index Fund	0.0%*	0.0%*	0.2%	0.2%	0.4%	0.2%	0.4%	0.0%*	0.0%*	0.0%*	0.0%*
Laudus Small-Cap MarketMasters Fund, Select Shares	0.3%	0.5%	4.0%	4.2%	9.8%	5.2%	14.1%	1.5%	1.4%	0.8%	0.0%*
Schwab Small-Cap Equity Fund	0.1%	0.3%	1.9%	2.1%	4.9%	2.5%	7.1%	0.8%	0.7%	0.4%	0.0%*
Schwab Treasury Inflation Protected Securities Index Fund	1.2%	2.0%	4.7%	1.2%	—%	—%	—%	—%	—%	—%	—%
Schwab Intermediate-Term Bond Fund	—%	—%	1.2%	1.6%	3.2%	1.3%	2.6%	0.2%	0.1%	0.0%*	0.0%*
Schwab Total Bond Market Fund	1.0%	1.7%	7.0%	4.3%	5.8%	1.8%	2.6%	0.2%	0.1%	0.0%*	0.0%*
Laudus Mondrian International Government Fixed Income Fund	0.3%	0.6%	5.0%	4.2%	6.8%	2.2%	3.1%	0.2%	0.1%	0.0%*	0.0%*
Schwab Short-Term Bond Market Fund	1.3%	2.2%	7.2%	3.6%	3.8%	0.9%	0.8%	0.0%*	0.0%*	0.0%*	—%
Schwab Variable Share Price Money Fund, Ultra Shares	0.6%	1.0%	2.6%	1.4%	1.4%	0.4%	0.2%	—%	—%	—%	—%
*	Less than 0.05%

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Schwab Target Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Below is a summary of the funds' transactions with their affiliated underlying funds during the period ended October 31, 2016:
Schwab Target 2010 Fund:
Underlying Funds	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Distributions Received* 11/01/15 to 10/31/16
Laudus International MarketMasters Fund, Select Shares	149,571	14,272	(18,271)	145,572	$3,080,313	$46,377	$223,795
Laudus Mondrian International Government Fixed Income Fund	41,044	856	(6,250)	35,650	350,437	1,486	7,761
Laudus Small-Cap MarketMasters Fund, Select Shares	31,799	2,031	(5,786)	28,044	464,123	18,235	32,808
Laudus U.S. Large Cap Growth Fund	228,536	30,318	(40,746)	218,108	3,659,853	56,962	240,174
Schwab Core Equity Fund	196,100	56,966	(47,032)	206,034	4,048,568	124,714	640,950
Schwab Dividend Equity Fund	124,102	30,305	(28,775)	125,632	1,807,842	14,642	251,375
Schwab Global Real Estate Fund	185,350	12,273	(36,119)	161,504	1,156,371	70,463	42,507
Schwab International Core Equity Fund	240,100	24,342	(38,398)	226,044	2,079,605	(24,377)	44,372
Schwab S&P 500 Index Fund	112,086	9,921	(21,374)	100,633	3,359,139	214,150	111,391
Schwab Short-Term Bond Market Fund	650,054	38,392	(69,889)	618,557	5,777,319	18,821	68,411
Schwab Small-Cap Equity Fund	50,734	11,692	(20,761)	41,665	783,711	51,374	130,426
Schwab Total Bond Market Fund	1,578,072	153,585	(280,344)	1,451,313	14,005,166	44,369	320,219
Schwab Treasury Inflation Protected Securities Index Fund	366,390	17,993	(47,424)	336,959	3,814,376	12,856	67,258
Schwab Value Advantage Money Fund, Ultra Shares	2,469,650	1,730	(2,471,380)	—	—	—	1,796
Schwab Variable Share Price Money Fund, Ultra Shares	—	2,477,273	—	2,477,273	2,478,264	—	6,402
Total					$46,865,087	$650,072	$2,189,645
Schwab Target 2015 Fund:
Underlying Funds	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Distributions Received* 11/01/15 to 10/31/16
Laudus International MarketMasters Fund, Select Shares	285,863	32,665	(52,628)	265,900	$5,626,449	$61,509	$425,775
Laudus Mondrian International Government Fixed Income Fund	86,086	1,795	(11,138)	76,743	754,384	5,981	16,279
Laudus Small-Cap MarketMasters Fund, Select Shares	59,796	4,591	(15,830)	48,557	803,621	48,799	61,875
Laudus U.S. Large Cap Growth Fund	429,420	58,808	(83,631)	404,597	6,789,145	125,202	453,080
Schwab Core Equity Fund	369,878	85,917	(78,495)	377,300	7,413,944	8,238	1,203,710
Schwab Dividend Equity Fund	230,740	50,909	(45,847)	235,802	3,393,187	39,311	470,383
Schwab Global Real Estate Fund	345,116	35,416	(70,136)	310,396	2,222,439	25,978	80,415
Schwab International Core Equity Fund	445,723	13,436	(46,934)	412,225	3,792,473	(28,436)	84,003
Schwab S&P 500 Index Fund	210,352	15,963	(41,374)	184,941	6,173,323	258,473	208,000
Schwab Short-Term Bond Market Fund	1,115,060	59,566	(132,798)	1,041,828	9,730,674	2,040	118,127
Schwab Small-Cap Equity Fund	94,786	22,470	(37,439)	79,817	1,501,362	(901)	243,676
Schwab Total Bond Market Fund	2,715,881	131,550	(407,697)	2,439,734	23,543,432	117,435	554,819
Schwab Treasury Inflation Protected Securities Index Fund	636,258	42,301	(110,148)	568,411	6,434,411	15,511	116,308
Schwab Value Advantage Money Fund, Ultra Shares	2,693,264	1,502,348	(4,195,612)	—	—	—	2,530
Schwab Variable Share Price Money Fund, Ultra Shares	—	4,205,616	—	4,205,616	4,207,298	—	10,867
Total					$82,386,142	$679,140	$4,049,847

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Schwab Target Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Schwab Target 2020 Fund:
Underlying Funds	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Distributions Received* 11/01/15 to 10/31/16
Laudus International MarketMasters Fund, Select Shares	1,903,619	160,383	(177,489)	1,886,513	$39,918,614	$1,228,187	$2,896,340
Laudus Mondrian Emerging Markets Fund, Institutional Shares	203,973	17,515	(73,916)	147,572	1,090,562	(194,085)	18,358
Laudus Mondrian International Government Fixed Income Fund	644,158	32,335	(76,754)	599,739	5,895,436	12,985	125,312
Laudus Small-Cap MarketMasters Fund, Select Shares	404,664	26,673	(61,615)	369,722	6,118,891	401,474	430,765
Laudus U.S. Large Cap Growth Fund	2,612,903	243,898	(229,555)	2,627,246	44,085,180	179,773	2,799,849
Schwab Core Equity Fund	2,240,843	393,514	(179,559)	2,454,798	48,236,785	571,629	7,401,584
Schwab Dividend Equity Fund	1,404,942	230,457	(120,527)	1,514,872	21,799,010	125,526	2,909,891
Schwab Global Real Estate Fund	2,135,735	153,718	(292,141)	1,997,312	14,300,752	146,146	500,139
Schwab Intermediate-Term Bond Fund	467,601	8,594	(81,293)	394,902	4,067,489	(2,985)	88,922
Schwab International Core Equity Fund	3,003,249	171,162	(240,757)	2,933,654	26,989,615	(223,282)	573,322
Schwab S&P 500 Index Fund	1,276,154	40,993	(130,818)	1,186,329	39,599,659	1,183,903	1,278,579
Schwab Short-Term Bond Market Fund	3,049,891	430,530	(32,224)	3,448,197	32,206,158	1,706	363,302
Schwab Small-Cap Equity Fund	625,696	93,962	(148,782)	570,876	10,738,184	(23,159)	1,608,541
Schwab Total Bond Market Fund	9,568,667	664,782	(228,427)	10,005,022	96,548,458	48,630	2,110,503
Schwab Treasury Inflation Protected Securities Index Fund	1,142,741	195,660	(18,019)	1,320,382	14,946,730	6,804	231,694
Schwab Value Advantage Money Fund, Ultra Shares	8,003,597	3,006,530	(11,010,127)	—	—	—	6,963
Schwab Variable Share Price Money Fund, Ultra Shares	—	11,036,379	—	11,036,379	11,040,793	—	28,517
Total					$417,582,316	$3,463,252	$23,372,581

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Schwab Target 2025 Fund:
Underlying Funds	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Distributions Received* 11/01/15 to 10/31/16
Laudus International MarketMasters Fund, Select Shares	1,733,155	281,157	(76,843)	1,937,469	$40,996,836	$115,589	$2,658,148
Laudus Mondrian Emerging Markets Fund, Institutional Shares	462,224	69,406	(53,555)	478,075	3,532,975	(98,948)	43,635
Laudus Mondrian International Government Fixed Income Fund	488,782	24,648	—	513,430	5,047,012	—	95,107
Laudus Small-Cap MarketMasters Fund, Select Shares	387,230	36,694	(32,430)	391,494	6,479,220	92,910	415,109
Laudus U.S. Large Cap Growth Fund	2,330,246	400,688	(142,831)	2,588,103	43,428,372	67,492	2,513,468
Schwab Core Equity Fund	1,987,490	520,223	(74,625)	2,433,088	47,810,186	140,740	6,582,369
Schwab Dividend Equity Fund	1,261,862	290,751	(54,823)	1,497,790	21,553,194	73,708	2,607,404
Schwab Global Real Estate Fund	1,954,647	191,745	(167,228)	1,979,164	14,170,816	134,112	472,899
Schwab Intermediate-Term Bond Fund	507,330	72,082	(49,951)	529,461	5,453,451	1,528	109,641
Schwab International Core Equity Fund	2,749,043	243,587	(25,463)	2,967,167	27,297,936	(36,921)	520,720
Schwab S&P 500 Index Fund	1,136,046	104,233	(55,261)	1,185,018	39,555,899	80,167	1,151,942
Schwab Short-Term Bond Market Fund	1,379,950	339,306	—	1,719,256	16,057,848	—	173,209
Schwab Small-Cap Equity Fund	609,392	129,132	(92,639)	645,885	12,149,101	40,968	1,566,625
Schwab Total Bond Market Fund	5,479,728	779,268	—	6,258,996	60,399,312	—	1,274,278
Schwab Treasury Inflation Protected Securities Index Fund	194,330	211,247	(84,753)	320,824	3,631,723	17,479	46,087
Schwab Value Advantage Money Fund, Ultra Shares	—	6,001,845	(6,001,845)	—	—	—	2,290
Schwab Variable Share Price Money Fund, Ultra Shares	—	6,016,155	—	6,016,155	6,018,562	—	15,545
Total					$353,582,443	$628,824	$20,248,476

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Schwab Target 2030 Fund:
Underlying Funds	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Distributions Received* 11/01/15 to 10/31/16
Laudus International MarketMasters Fund, Select Shares	3,778,181	438,452	(144,658)	4,071,975	$86,162,982	$559,389	$5,745,046
Laudus Mondrian Emerging Markets Fund, Institutional Shares	1,489,154	94,633	(112,658)	1,471,129	10,871,640	(124,862)	139,368
Laudus Mondrian International Government Fixed Income Fund	780,730	38,616	—	819,346	8,054,170	—	151,774
Laudus Small-Cap MarketMasters Fund, Select Shares	891,921	58,790	(38,911)	911,800	15,090,289	283,151	949,450
Laudus U.S. Large Cap Growth Fund	4,957,004	631,657	(238,505)	5,350,156	89,775,615	98,315	5,305,099
Schwab Core Equity Fund	4,225,482	950,718	(192,450)	4,983,750	97,930,681	193,466	13,982,777
Schwab Dividend Equity Fund	2,679,928	527,825	(148,738)	3,059,015	44,019,232	209,691	5,558,181
Schwab Global Real Estate Fund	4,219,822	275,692	(300,446)	4,195,068	30,036,684	231,956	991,843
Schwab Intermediate-Term Bond Fund	1,041,224	170,069	(127,209)	1,084,084	11,166,066	3,717	225,694
Schwab International Core Equity Fund	5,937,402	426,222	(200,303)	6,163,321	56,702,550	(200,905)	1,137,880
Schwab S&P 500 Index Fund	2,414,262	93,440	(72,777)	2,434,925	81,277,798	321,658	2,418,849
Schwab Short-Term Bond Market Fund	1,516,295	292,030	—	1,808,325	16,889,752	—	188,739
Schwab Small-Cap Equity Fund	1,418,219	240,397	(162,594)	1,496,022	28,140,182	165,990	3,676,991
Schwab Total Bond Market Fund	7,706,982	817,613	(111,579)	8,413,016	81,185,606	11,317	1,739,435
Schwab Value Advantage Money Fund, Ultra Shares	—	6,001,845	(6,001,845)	—	—	—	2,290
Schwab Variable Share Price Money Fund, Ultra Shares	—	6,016,155	—	6,016,155	6,018,562	—	15,545
Total					$663,321,809	$1,752,883	$42,228,961

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Schwab Target 2035 Fund:
Underlying Funds	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Distributions Received* 11/01/15 to 10/31/16
Laudus International MarketMasters Fund, Select Shares	1,766,255	260,448	(53,775)	1,972,928	$41,747,160	$13,703	$2,695,913
Laudus Mondrian Emerging Markets Fund, Institutional Shares	893,478	70,831	(47,419)	916,890	6,775,816	(94,684)	83,842
Laudus Mondrian International Government Fixed Income Fund	249,619	37,848	(19,607)	267,860	2,633,062	(5,621)	47,203
Laudus Small-Cap MarketMasters Fund, Select Shares	450,143	47,413	(16,209)	481,347	7,966,291	45,326	481,821
Laudus U.S. Large Cap Growth Fund	2,272,925	385,992	(103,297)	2,555,620	42,883,309	(39,193)	2,439,192
Schwab Core Equity Fund	1,940,254	480,780	(50,640)	2,370,394	46,578,245	(372)	6,390,453
Schwab Dividend Equity Fund	1,220,114	264,015	(20,907)	1,463,222	21,055,769	33,240	2,548,754
Schwab Global Real Estate Fund	1,965,221	161,709	(119,782)	2,007,148	14,371,177	102,223	471,533
Schwab Intermediate-Term Bond Fund	419,886	77,970	(52,823)	445,033	4,583,842	3,216	92,574
Schwab International Core Equity Fund	2,780,871	291,684	(58,991)	3,013,564	27,724,789	(40,447)	530,318
Schwab S&P 500 Index Fund	1,106,385	82,366	(28,572)	1,160,179	38,726,779	52,185	1,114,113
Schwab Short-Term Bond Market Fund	331,042	105,031	—	436,073	4,072,917	—	45,085
Schwab Small-Cap Equity Fund	707,704	122,996	(58,413)	772,287	14,526,720	(86,888)	1,819,364
Schwab Total Bond Market Fund	2,255,249	328,958	—	2,584,207	24,937,601	—	529,075
Schwab Value Advantage Money Fund, Ultra Shares	—	1,500,461	(1,500,461)	—	—	—	573
Schwab Variable Share Price Money Fund, Ultra Shares	—	1,504,039	—	1,504,039	1,504,640	—	3,885
Total					$300,088,117	($17,312)	$19,293,698

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Schwab Target 2040 Fund:
Underlying Funds	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Distributions Received* 11/01/15 to 10/31/16
Laudus International MarketMasters Fund, Select Shares	4,733,337	472,133	(190,346)	5,015,124	$106,120,019	$1,215,288	$7,215,468
Laudus Mondrian Emerging Markets Fund, Institutional Shares	2,872,662	178,683	(206,776)	2,844,569	21,021,364	(411)	270,859
Laudus Mondrian International Government Fixed Income Fund	331,487	39,591	—	371,078	3,647,693	—	62,684
Laudus Small-Cap MarketMasters Fund, Select Shares	1,299,448	85,651	(73,559)	1,311,540	21,705,993	366,033	1,383,262
Laudus U.S. Large Cap Growth Fund	5,959,224	676,092	(294,827)	6,340,489	106,393,409	133,801	6,386,594
Schwab Core Equity Fund	5,092,328	1,011,034	(205,908)	5,897,454	115,884,981	217,739	16,720,545
Schwab Dividend Equity Fund	3,174,382	629,893	(198,686)	3,605,589	51,884,425	185,836	6,624,169
Schwab Global Real Estate Fund	5,246,536	284,055	(316,178)	5,214,413	37,335,200	421,772	1,216,774
Schwab Intermediate-Term Bond Fund	799,428	96,571	—	895,999	9,228,789	—	181,980
Schwab International Core Equity Fund	7,451,387	497,853	(372,235)	7,577,005	69,708,448	(127,730)	1,418,769
Schwab S&P 500 Index Fund	2,898,817	104,346	(125,988)	2,877,175	96,040,095	1,085,434	2,915,225
Schwab Short-Term Bond Market Fund	372,113	26,075	—	398,188	3,719,073	—	42,626
Schwab Small-Cap Equity Fund	2,043,606	302,468	(181,650)	2,164,424	40,712,818	57,466	5,276,435
Schwab Total Bond Market Fund	3,354,260	344,975	—	3,699,235	35,697,621	—	769,153
Schwab Value Advantage Money Fund, Ultra Shares	—	1,000,308	(1,000,308)	—	—	—	382
Schwab Variable Share Price Money Fund, Ultra Shares	—	1,002,693	—	1,002,693	1,003,094	—	2,591
Total					$720,103,022	$3,555,228	$50,487,516
Schwab Target 2045 Fund:
Underlying Funds	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Distributions Received* 11/01/15 to 10/31/16
Laudus International MarketMasters Fund, Select Shares	388,812	127,504	(7,450)	508,866	$10,767,602	($31,899)	$602,043
Laudus Mondrian Emerging Markets Fund, Institutional Shares	260,292	66,404	—	326,696	2,414,281	—	24,999
Laudus Mondrian International Government Fixed Income Fund	11,852	15,823	—	27,675	272,045	—	2,565
Laudus Small-Cap MarketMasters Fund, Select Shares	111,137	27,221	—	138,358	2,289,835	—	120,944
Laudus U.S. Large Cap Growth Fund	482,732	146,763	—	629,495	10,562,930	—	526,307
Schwab Core Equity Fund	412,499	184,604	(2,828)	594,275	11,677,503	(6,120)	1,383,941
Schwab Dividend Equity Fund	257,925	105,177	—	363,102	5,225,044	—	561,846
Schwab Global Real Estate Fund	430,025	99,783	(19,747)	510,061	3,652,035	(7,529)	110,671
Schwab Intermediate-Term Bond Fund	49,368	22,964	—	72,332	745,019	—	12,713
Schwab International Core Equity Fund	611,981	179,831	—	791,812	7,284,677	—	120,150
Schwab S&P 500 Index Fund	234,798	57,171	(5,241)	286,728	9,570,973	(9,450)	241,793
Schwab Short-Term Bond Market Fund	12,889	31,334	(24,408)	19,815	185,073	1,614	2,094
Schwab Small-Cap Equity Fund	175,938	67,205	(13,014)	230,129	4,328,721	(57,246)	461,477
Schwab Total Bond Market Fund	172,153	67,146	—	239,299	2,309,233	—	45,042
Total					$71,284,971	($110,630)	$4,216,585

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Schwab Target 2050 Fund:
Underlying Funds	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Distributions Received* 11/01/15 to 10/31/16
Laudus International MarketMasters Fund, Select Shares	321,047	118,845	(2,134)	437,758	$9,262,962	($8,778)	$502,683
Laudus Mondrian Emerging Markets Fund, Institutional Shares	230,062	73,927	(12,526)	291,463	2,153,911	(28,774)	22,163
Laudus Mondrian International Government Fixed Income Fund	7,172	3,439	—	10,611	104,310	—	1,356
Laudus Small-Cap MarketMasters Fund, Select Shares	96,278	37,630	(1,875)	132,033	2,185,140	(6,467)	103,839
Laudus U.S. Large Cap Growth Fund	394,480	145,008	(6,434)	533,054	8,944,650	(17,785)	431,984
Schwab Core Equity Fund	335,945	166,919	—	502,864	9,881,275	—	1,143,125
Schwab Dividend Equity Fund	212,130	97,130	(2,102)	307,158	4,420,009	(5,339)	462,108
Schwab Global Real Estate Fund	354,606	82,093	(3,851)	432,848	3,099,188	(2,465)	92,116
Schwab Intermediate-Term Bond Fund	25,092	21,031	—	46,123	475,066	—	7,678
Schwab International Core Equity Fund	505,203	168,913	—	674,116	6,201,865	—	99,901
Schwab S&P 500 Index Fund	191,919	51,283	—	243,202	8,118,083	—	197,861
Schwab Short-Term Bond Market Fund	4,748	18,090	(15,051)	7,787	72,726	658	787
Schwab Small-Cap Equity Fund	149,660	56,278	(1,638)	204,300	3,842,882	(9,772)	396,868
Schwab Total Bond Market Fund	85,885	64,675	(8,429)	142,131	1,371,563	577	25,247
Total					$60,133,630	($78,145)	$3,487,716
Schwab Target 2055 Fund:
Underlying Funds	Balance of Shares Held at 10/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 11/01/15 to 10/31/16	Distributions Received* 11/01/15 to 10/31/16
Laudus International MarketMasters Fund, Select Shares	179,619	74,323	(713)	253,229	$5,358,317	($3,653)	$280,706
Laudus Mondrian Emerging Markets Fund, Institutional Shares	136,613	47,515	(2,857)	181,271	1,339,593	(6,256)	13,116
Laudus Mondrian International Government Fixed Income Fund	2,444	5,726	(2,287)	5,883	57,828	(1,748)	462
Laudus Small-Cap MarketMasters Fund, Select Shares	55,241	20,874	(1,139)	74,976	1,240,857	(4,503)	60,092
Laudus U.S. Large Cap Growth Fund	218,270	85,786	—	304,056	5,102,062	—	239,055
Schwab Core Equity Fund	186,781	98,457	—	285,238	5,604,930	—	629,948
Schwab Dividend Equity Fund	115,725	60,884	—	176,609	2,541,409	—	254,651
Schwab Global Real Estate Fund	198,219	67,959	(10,994)	255,184	1,827,115	(5,912)	52,653
Schwab Intermediate-Term Bond Fund	6,509	9,551	—	16,060	165,418	—	2,627
Schwab International Core Equity Fund	282,649	108,459	(1,157)	389,951	3,587,551	(2,002)	55,318
Schwab S&P 500 Index Fund	106,118	33,457	—	139,575	4,658,999	—	109,220
Schwab Short-Term Bond Market Fund	—	753	—	753	7,033	—	41
Schwab Small-Cap Equity Fund	87,547	38,427	(2,087)	123,887	2,330,311	(9,954)	229,905
Schwab Total Bond Market Fund	21,076	33,962	(8,896)	46,142	445,273	510	7,977
Total					$34,266,696	($33,518)	$1,935,771

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Schwab Target 2060 Fund:
Underlying Funds	Balance of Shares Held at 08/25/16(a)	Gross Purchases	Gross Sales	Balance of Shares Held at 10/31/16	Market Value at 10/31/16	Realized Gains (Losses) 08/25/16(a) to 10/31/16	Distributions Received* 08/25/16(a) to 10/31/16
Laudus International MarketMasters Fund, Select Shares	—	4,200	—	4,200	$88,880	$—	$—
Laudus Mondrian Emerging Markets Fund, Institutional Shares	—	2,913	—	2,913	21,530	—	—
Laudus Mondrian International Government Fixed Income Fund	—	96	—	96	943	—	—
Laudus Small-Cap MarketMasters Fund, Select Shares	—	1,289	—	1,289	21,338	—	—
Laudus U.S. Large Cap Growth Fund	—	4,896	—	4,896	82,153	—	—
Schwab Core Equity Fund	—	4,674	—	4,674	91,838	—	—
Schwab Dividend Equity Fund	—	2,545	—	2,545	36,621	—	142
Schwab Global Real Estate Fund	—	4,006	—	4,006	28,686	—	95
Schwab Intermediate-Term Bond Fund	—	97	—	97	1,000	—	—
Schwab International Core Equity Fund	—	6,116	—	6,116	56,265	—	—
Schwab S&P 500 Index Fund	—	2,327	—	2,327	77,689	—	—
Schwab Small-Cap Equity Fund	—	2,023	—	2,023	38,047	—	—
Schwab Total Bond Market Fund	—	1,129	—	1,129	10,897	—	43
Total					$555,887	$—	$280
*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
(a)	Commencement of operations.
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
Certain accounts or CSIM affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. As of October 31, 2016, a CSIM affiliate of the Schwab Target 2060 Fund owned 66% of the fund's outstanding shares. The CSIM affiliated ownership percentage is related to seed capital invested on the first day of operations to assist the fund in meeting its investment objectives, over time this ownership percentage is expected to decrease.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The trusts did not pay any of these interested persons for their services as trustees, but they did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
The funds, except for Schwab Target 2060 Fund, were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. On October 6, 2016, all funds became participants in an amended Credit Facility to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Financial Notes (continued)

6. Borrowing from Banks (continued):
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended October 31, 2016, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Target 2010 Fund	$8,637,802	$12,408,381
Schwab Target 2015 Fund	15,181,948	22,521,612
Schwab Target 2020 Fund	60,445,305	47,706,127
Schwab Target 2025 Fund	72,667,202	21,636,845
Schwab Target 2030 Fund	97,883,460	35,351,845
Schwab Target 2035 Fund	49,683,513	11,665,461
Schwab Target 2040 Fund	84,889,436	36,370,308
Schwab Target 2045 Fund	19,646,517	999,000
Schwab Target 2050 Fund	18,001,434	594,000
Schwab Target 2055 Fund	10,943,882	299,000
Schwab Target 2060 Fund	616,024	—

8. Redemption Fee:
The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods were as follows:
	Current Period (11/1/15-10/31/16)	Prior Period (11/1/14-10/31/15)
Schwab Target 2010 Fund	$1,591	$197
Schwab Target 2015 Fund	2,546	8,500
Schwab Target 2020 Fund	5,615	11,522
Schwab Target 2025 Fund	5,667	3,821
Schwab Target 2030 Fund	7,742	12,726
Schwab Target 2035 Fund	3,566	5,806
Schwab Target 2040 Fund	6,637	14,122
Schwab Target 2045 Fund	1,974	2,334
Schwab Target 2050 Fund	1,498	1,871
Schwab Target 2055 Fund	1,252	1,743
Schwab Target 2060 Fund*	—	—
*	Since commencement of operations 8/25/16.

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Schwab Target Funds
Financial Notes (continued)

9. Federal Income Taxes:
As of October 31, 2016, the components of distributable earnings on a tax-basis were as follows:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Undistributed ordinary income	$563,491	$1,227,379	$4,421,264	$3,574,081	$5,331,532	$2,033,251	$4,297,568
Undistributed long-term capital gains	—	2,953,403	18,802,004	14,574,262	32,066,453	14,084,150	40,494,831
Unrealized appreciation on investments	5,353,620	7,843,939	51,219,954	26,170,043	99,039,100	23,404,491	103,428,721
Unrealized depreciation on investments	(178,028)	(532,786)	(4,112,783)	(4,867,931)	(8,042,298)	(5,015,241)	(9,954,514)
Net unrealized appreciation (depreciation)	$5,175,592	$7,311,153	$47,107,171	$21,302,112	$90,996,802	$18,389,250	$93,474,207

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Undistributed ordinary income	$264,792	$197,849	$96,750	$376
Undistributed long-term capital gains	3,145,750	2,629,016	1,461,164	—
Unrealized appreciation on investments	1,509,798	1,249,659	696,649	258
Unrealized depreciation on investments	(3,980,875)	(3,199,359)	(1,789,082)	(10,887)
Net unrealized appreciation (depreciation)	($2,471,077)	($1,949,700)	($1,092,433)	($10,629)
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2016, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
October 31, 2017	$7,386,896	$—	$—	$—	$—	$—	$—
Total	$7,386,896	$—	$—	$—	$—	$—	$—

Expiration Date	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
October 31, 2017	$—	$—	$—	$—
Total	$—	$—	$—	$—
For the year ended October 31, 2016, the funds had capital loss carryforwards utilized as follows:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Capital loss carryforwards utilized	$1,867,233	$—	$—	$—	$—	$—	$—

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Schwab Target Funds
Financial Notes (continued)

9. Federal Income Taxes (continued):
	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Capital loss carryforwards utilized	$—	$—	$—	$—
The tax-basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Current period distributions
Ordinary income	$1,128,027	$2,365,308	$10,024,736	$9,159,638	$18,416,804	$7,659,556	$19,011,206
Long-term capital gains	—	5,051,306	18,650,147	17,845,703	48,704,710	17,812,485	57,371,095
Prior period distributions
Ordinary income	$1,277,875	$2,842,263	$10,865,751	$9,644,844	$16,692,788	$7,810,087	$18,123,716
Long-term capital gains	—	4,404,370	—	9,175,384	9,243,382	9,125,690	16,937,962

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Current period distributions
Ordinary income	$1,239,407	$1,001,880	$539,934	$—
Long-term capital gains	2,410,714	1,983,116	1,092,479	—
Prior period distributions
Ordinary income	$1,032,882	$830,660	$449,182	$—
Long-term capital gains	569,067	451,787	247,620	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2016, the funds made the following reclassifications:
	Schwab Target 2010 Fund	Schwab Target 2015 Fund	Schwab Target 2020 Fund	Schwab Target 2025 Fund	Schwab Target 2030 Fund	Schwab Target 2035 Fund	Schwab Target 2040 Fund
Capital shares	$—	$—	$—	$—	$—	$—	$—
Undistributed net investment income	200,166	374,631	2,226,469	1,936,138	4,064,556	1,842,004	4,810,510
Net realized capital gains (losses)	(200,166)	(374,631)	(2,226,469)	(1,936,138)	(4,064,556)	(1,842,004)	(4,810,510)

	Schwab Target 2045 Fund	Schwab Target 2050 Fund	Schwab Target 2055 Fund	Schwab Target 2060 Fund
Capital shares	$—	$—	$—	$—
Undistributed net investment income	399,374	329,834	182,408	—
Net realized capital gains (losses)	(399,374)	(329,834)	(182,408)	—
As of October 31, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the funds did not incur any interest or penalties.

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Schwab Target Funds
Financial Notes (continued)

10. Recent Regulatory Development:
In October 2016, the SEC adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the funds' financial statements and related disclosures.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Schwab Target Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab Target 2060 Fund
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund and Schwab Target 2060 Fund (eleven of the funds constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) at October 31, 2016, the results of each of their operations for the period then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at October 31, 2016 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2016

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Schwab Target Funds
Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds' dividend distributions paid during the fiscal year ended October 31, 2016, qualify for the corporate dividends received deduction:
Percentage
Schwab Target 2010 Fund	21.70
Schwab Target 2015 Fund	19.57
Schwab Target 2020 Fund	27.33
Schwab Target 2025 Fund	27.88
Schwab Target 2030 Fund	31.65
Schwab Target 2035 Fund	34.37
Schwab Target 2040 Fund	36.95
Schwab Target 2045 Fund	42.48
Schwab Target 2050 Fund	43.61
Schwab Target 2055 Fund	44.99
Schwab Target 2060 Fund	—
For the fiscal year ended October 31, 2016, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2017 via IRS form 1099 of the amounts for use in preparing their 2016 income tax return.
Schwab Target 2010 Fund	$334,779
Schwab Target 2015 Fund	639,161
Schwab Target 2020 Fund	3,909,413
Schwab Target 2025 Fund	3,684,174
Schwab Target 2030 Fund	8,517,724
Schwab Target 2035 Fund	3,888,222
Schwab Target 2040 Fund	10,493,403
Schwab Target 2045 Fund	789,724
Schwab Target 2050 Fund	657,943
Schwab Target 2055 Fund	367,124
Schwab Target 2060 Fund	—
Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2016:
Schwab Target 2010 Fund	$—
Schwab Target 2015 Fund	5,051,306
Schwab Target 2020 Fund	18,650,147
Schwab Target 2025 Fund	17,845,703
Schwab Target 2030 Fund	48,704,710
Schwab Target 2035 Fund	17,812,485
Schwab Target 2040 Fund	57,371,095
Schwab Target 2045 Fund	2,410,714
Schwab Target 2050 Fund	1,983,116
Schwab Target 2055 Fund	1,092,479
Schwab Target 2060 Fund	—

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab 2045 Fund, Schwab 2050 Fund, Schwab 2055 Fund (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by an independent provider of investment company data and an independent accounting firm. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on May 9, 2016, and June 1, 2016, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 1, 2016. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as investment and research tools, internet access, and an array of account features that benefit the Funds and certain of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

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Schwab Target Funds
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Fund indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology, together with certain commentary thereon from an independent accounting firm. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because the Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered whether CSIM indirectly benefits from the Fund’s investments in other underlying funds managed by CSIM. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers and expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.
Initial Approval of Investment Advisory Agreement
The Board of Trustees (the Board or the Trustees, as appropriate) called and held a meeting on June 1, 2016, in part, for the purpose of considering whether to appoint

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Charles Schwab Investment Management, Inc. (CSIM) as investment adviser to Schwab Target 2060 Fund (the Fund) under the investment advisory agreement between Schwab Capital Trust (the Trust) and CSIM (the Agreement). In preparation for the meeting, the Board reviewed a variety of materials provided by CSIM with respect to the services to be provided to the Fund under the Agreement. In recognition of the fact that the Fund had not yet commenced operations, the Board also took into account the detailed information about other funds within the Trust that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees. In addition, the Independent Trustees met in executive session outside the presence of fund management and participated in question and answer sessions with representatives of CSIM.
At the meeting on June 1, 2016, the Board, including a majority of the Independent Trustees, approved the Agreement with respect to the Fund. The Board’s approval was based on consideration and evaluation of a variety of specific factors discussed at this meeting and/or at prior meetings of the Board, including:
1.	the nature, extent and quality of the services to be provided to the Fund under the Agreement, including the resources CSIM and its affiliates will dedicate to the Fund;
2.	CSIM’s investment performance in managing other funds having relevant investment objectives and strategies;
3.	the Fund’s estimated expenses and how those expenses compare to those of certain other comparable mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to management of other similar funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement relating to the Fund reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services to be provided by CSIM to the Fund and the resources CSIM and its affiliates will dedicate to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and Internet access and an array of account features that benefit the Fund and certain of its shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Fund’s shareholders are also brokerage clients of Schwab. Based on this evaluation, the Board concluded, within the context of its full deliberations that the nature, extent and quality of services to be provided by CSIM to the Fund and the resources CSIM and its affiliates will dedicate to the Fund supported approval of the Agreement with respect to the Fund.
Fund Performance. With regard to Fund performance, since the Fund had not commenced operations and therefore did not have any performance of its own, the Board considered performance of other funds advised by CSIM having comparable investment objectives in determining whether to approve the Agreement with respect to the Fund. The Trustees also considered both risk and shareholder risk expectations for the Fund. Based on this evaluation the Board concluded, within the context of its full deliberations, that the performance of CSIM supported approval of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s estimated net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered CSIM’s and Schwab’s commitment to waive management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported approval of the Agreement with respect to the Fund.
Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates directly or indirectly. The Trustees also considered any other benefits to be derived by CSIM from its relationship with the Fund. The Trustees considered whether the compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the expected profitability of CSIM, albeit uncertain, is reasonable and supported approval of the Agreement with respect to the Fund.
Economies of Scale. Recognizing that the Fund had not yet commenced operations and had no assets, the Trustees considered the possible development of any economies of scale through various efficiencies that may result from increases in the Fund’s assets and whether those could be expected to be passed along to the Fund’s shareholders. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund may be expected to obtain reasonable benefit from economies of scale if such economies develop.

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Schwab Target Funds
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including a majority of the Independent Trustees, unanimously approved the Agreement as it relates to the Fund and concluded that the compensation under the Agreement relating to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)

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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	108	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Schwab Target Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
Bloomberg Barclays U.S. Aggregate Intermediate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Barclays U.S. Government/Credit: 1 – 5 Years Index  An index that includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Bonds are represented in the index in proportion to their market value.
Bloomberg Barclays U.S. TIPS (Treasury Inflation-Protected Securities) Index  An index that measures the performance of fixed income securities with fixed-rate coupon payments that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Months Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Citigroup Non-U.S. Dollar World Government Bond Index  An index that measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.
Dow Jones U.S. Total Stock Market Index  An index that measures all U.S. equity securities with readily available prices.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index  An index that is designed to provide a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index  A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
Russell 2000 Index  An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
stock  A share of ownership, or equity, in the issuing company.
Target 2010 Composite Index  A custom blended index developed by CSIM based on the 2010 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2016, the composite is derived using the following portion allocations: 24.8% S&P 500 Index, 2.2% Russell 2000 Index, 8.7% MSCI EAFE Index (Net), 37.6% Bloomberg Barclays U.S. Aggregate Bond Index, 1.9% FTSE EPRA/NAREIT Global Index (Net), 6.2% Bloomberg Barclays U.S. TIPS Index, 1.2% Citigroup Non-U.S. Dollar World Government Bond Index, 1.2% Bloomberg Barclays U.S. Government/Credit Index, 9.6% Bloomberg Barclays

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Schwab Target Funds
U.S. Government/Credit: 1-5 Years Index, and 6.6% Bloomberg Barclays U.S. Treasury Bills: 1- 3 Months Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2016. Percentages listed may not total to 100% due to rounding.
Target 2015 Composite Index  A custom blended index developed by CSIM based on the 2015 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2016, the composite is derived using the following portion allocations: 26.2% S&P 500 Index, 2.3% Russell 2000 Index, 9.2% MSCI EAFE Index (Net), 36.2% Bloomberg Barclays U.S. Aggregate Bond Index, 2.0% FTSE EPRA/NAREIT Global Index (Net), 6.0% Bloomberg Barclays U.S. TIPS Index, 1.3% Citigroup Non-U.S. Dollar World Government Bond Index, 1.4% Bloomberg Barclays U.S. Government/Credit Index, 9.1% Bloomberg Barclays U.S. Government/Credit: 1-5 Years Index, and 6.3% Bloomberg Barclays U.S. Treasury Bills: 1- 3 Months Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2016. Percentages listed may not total to 100% due to rounding.
Target 2020 Composite Index  A custom blended index developed by CSIM based on the 2020 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2016, the composite is derived using the following portion allocations: 33.1% S&P 500 Index, 3.2% Russell 2000 Index, 12.6% MSCI EAFE Index (Net), 29.7% Bloomberg Barclays U.S. Aggregate Bond Index, 2.6% FTSE EPRA/NAREIT Global Index (Net), 0.7% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 0.4% MSCI Emerging Markets Index Net), 2.9% Bloomberg Barclays U.S. TIPS Index, 1.7% Citigroup Non-U.S. Dollar World Government Bond Index, 2.4% Bloomberg Barclays U.S. Government/Credit Index, 6.0% Bloomberg Barclays U.S. Government/Credit: 1-5 Years Index, and 4.6% Bloomberg Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2016. Percentages listed may not total to 100% due to rounding.
Target 2025 Composite Index  A custom blended index developed by CSIM based on the 2025 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2016, the composite is derived using the following portion allocations: 39.4% S&P 500 Index, 4.3% Russell 2000 Index, 15.4% MSCI EAFE Index (Net), 22.9% Bloomberg Barclays U.S. Aggregate Bond Index, 3.2% FTSE EPRA/NAREIT Global Index (Net), 1.2% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 0.9% MSCI Emerging Markets Index (Net), 0.8% Bloomberg Barclays U.S. TIPS Index, 1.8% Citigroup Non-U.S. Dollar World Government Bond Index, 3.1% Bloomberg Barclays U.S. Government/Credit Index, 3.6% Bloomberg Barclays U.S. Government/Credit: 1-5 Years Index, and 3.5% Bloomberg Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2016. Percentages listed may not total to 100% due to rounding.
Target 2030 Composite Index  A custom blended index developed by CSIM based on the 2030 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective 3/1/14, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2016, the composite is derived using the following portion allocations: 43.8% S&P 500 Index, 5.3% Russell 2000 Index, 17.5% MSCI EAFE Index (Net), 17.2% Bloomberg Barclays U.S. Aggregate Bond Index, 3.6% FTSE EPRA/NAREIT Global Index (Net), 1.3% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 1.4% MSCI Emerging Markets Index (Net), 1.6% Citigroup Non-U.S. Dollar World Government Bond Index, 3.3% Bloomberg Barclays U.S. Government/Credit Index, 2.1% Bloomberg Barclays U.S. Government/Credit: 1-5 Years Index, and 2.8% Bloomberg Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2016. Percentages listed may not total to 100% due to rounding.
Target 2035 Composite Index  A custom blended index developed by CSIM based on the 2035 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2016, the composite is derived using the following portion allocations: 47.3% S&P 500 Index, 6.3% Russell 2000 Index, 19.3% MSCI EAFE Index (Net), 12.1% Bloomberg Barclays U.S. Aggregate Bond Index, 3.9% FTSE EPRA/NAREIT Global Index (Net), 1.3% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 2.0% MSCI Emerging Markets Index (Net), 1.4% Citigroup Non-U.S. Dollar World Government Bond Index, 3.0% Bloomberg Barclays U.S. Government/Credit Index, 1.2% Bloomberg Barclays U.S. Government/Credit: 1-5 Years Index, and 2.4% Bloomberg Barclays U.S. Treasury Bills: 1- 3 Months Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2016. Percentages listed may not total to 100% due to rounding.
Target 2040 Composite Index  A custom blended index developed by CSIM based on the 2040 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2016, the composite is derived using the following portion allocations: 50.2% S&P 500 Index, 7.4% Russell 2000 Index, 21.0% MSCI EAFE Index (Net), 7.5% Bloomberg Barclays U.S. Aggregate Bond Index, 4.3% FTSE EPRA/NAREIT Global Index (Net), 1.1% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 2.6% MSCI Emerging Markets Index (Net), 1.0% Citigroup Non-U.S. Dollar World Government Bond Index, 2.3% Bloomberg Barclays U.S. Government/Credit Index, 0.5% Bloomberg Barclays U.S. Government/Credit: 1-5 Years Index, and 2.2% Bloomberg Barclays U.S. Treasury Bills: 1- 3 Months Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2016. Percentages listed may not total to 100% due to rounding.
Target 2045 Composite Index  A custom blended index developed by CSIM based on the 2045 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2016, the composite is derived using the following portion allocations: 51.8% S&P 500 Index, 8.2% Russell 2000 Index, 22.0% MSCI EAFE Index (Net), 4.9% Bloomberg Barclays U.S. Aggregate Bond Index, 4.5% FTSE EPRA/NAREIT Global Index (Net), 0.9% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 3.0% MSCI Emerging Markets Index (Net), 0.7% Citigroup Non-U.S. Dollar World Government Bond Index, 1.8% Bloomberg Barclays U.S. Government/Credit Index, 0.2% Bloomberg Barclays U.S. Government/Credit: 1-5 Years Index, and 2.1% Bloomberg Barclays U.S. Treasury Bills: 1- 3 Months Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2016. Percentages listed may not total to 100% due to rounding.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
Target 2050 Composite Index  A custom blended index developed by CSIM based on the 2050 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2016, the composite is derived using the following portion allocations: 52.8% S&P 500 Index, 8.8% Russell 2000 Index, 22.6% MSCI EAFE Index (Net), 3.4% Bloomberg Barclays U.S. Aggregate Bond Index, 4.6% FTSE EPRA/NAREIT Global Index (Net), 0.7% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 3.2% MSCI Emerging Markets Index (Net), 0.5% Citigroup Non-U.S. Dollar World Government Bond Index, 1.3% Bloomberg Barclays U.S. Government/Credit Index, 0.1% Bloomberg Barclays U.S. Government/Credit: 1-5 Years Index, and 2.0% Bloomberg Barclays U.S. Treasury Bills: 1- 3 Months Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2016. Percentages listed may not total to 100% due to rounding.
Target 2055 Composite Index  A custom blended index developed by CSIM based on the 2055 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective February 1, 2016, the composite is derived using the following portion allocations: 53.6% S&P 500 Index, 9.4% Russell 2000 Index, 23.3% MSCI EAFE Index (Net), 1.9% Bloomberg Barclays U.S. Aggregate Bond Index, 4.7% FTSE EPRA/NAREIT Global Index (Net), 0.4% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 3.6% MSCI Emerging Markets Index (Net), 0.3% Citigroup Non-U.S. Dollar World Government Bond Index, 0.8% Bloomberg Barclays U.S. Government/Credit Index,
and 2.0% Bloomberg Barclays U.S. Treasury Bills: 1-3 Months Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2016. Percentages listed may not total to 100% due to rounding.
Target 2060 Composite Index: A custom blended index developed by CSIM based on the 2060 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective August 18, 2016, the composite is derived using the following portion allocations: 53.8% S&P 500 Index, 9.5% Russell 2000 Index, 23.4% MSCI EAFE Index (Net), 4.8% FTSE EPRA/NAREIT Global Index (Net), 3.6% MSCI Emerging Markets Index (Net), 1.6% Bloomberg Barclays U.S. Aggregate Bond Index, 0.7% Bloomberg Barclays U.S. Government/Credit Index, 0.4% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, 0.3% Citigroup Non-U.S. Dollar World Government Bond Index, 2.0% Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2016. Percentages listed may not total to 100% due to rounding.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Target Funds  |  Annual Report

Schwab Target Funds
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We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
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•   TRANSACTION AND EXPERIENCE
INFORMATION.
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We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
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We will comply with state laws that apply to the disclosure or use of information about you.
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We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2016 Schwab Funds. All rights reserved.

Schwab Target Funds  |  Annual Report

Notes

Notes

Schwab Target Funds
Our straightforward approach sets us apart.

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.csimfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.
The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack All Equity Portfolio™
Schwab MarketTrack Growth Portfolio™
Schwab MarketTrack Balanced Portfolio™
Schwab MarketTrack Conservative Portfolio™
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout
Bond Funds
Schwab Short-Term Bond Market Fund™
Schwab Intermediate-Term Bond Fund™
Schwab Total Bond Market Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2016 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Effective October 14, 2016, all Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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MFR33732-11
00186671

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of forty-nine series, as of October 31, 2016. Thirty-four series have a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, three series have a fiscal year-end of December 31, eleven series have a fiscal year-end of March 31, and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the registrant’s series, based on their respective 2016 and 2015 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b)Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015
$1,176,105	$1,275,248	$0	$0	$117,450	$126,645	$0	$11,487

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e) (1)	Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)	There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2016: $117,450     2015: $138,132

(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

Except as noted below, the condensed schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, Schwab Fundamental Emerging Markets Large Company Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund are filed under this Item.

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.2%	Common Stock	12,998,840,544	22,513,476,544
0.1%	Other Investment Company	13,893,103	13,893,103
0.5%	Short-Term Investments	112,832,837	112,832,837
99.8%	Total Investments	13,125,566,484	22,640,202,484
0.2%	Other Assets and Liabilities, Net		34,334,702
100.0%	Net Assets		22,674,537,186

Security	Number of Shares	Value ($)
Common Stock 99.2% of net assets

Automobiles & Components 0.7%
Adient plc *	114,490	5,210,440
BorgWarner, Inc.	261,400	9,368,576
Delphi Automotive plc	336,400	21,889,548
Ford Motor Co.	4,792,797	56,267,437
General Motors Co.	1,742,800	55,072,480
Harley-Davidson, Inc.	223,470	12,742,259
The Goodyear Tire & Rubber Co.	304,936	8,852,292
		169,403,032

Banks 5.7%
Bank of America Corp.	12,504,611	206,326,081
BB&T Corp.	1,002,426	39,295,099
Citigroup, Inc.	3,554,447	174,701,070
Citizens Financial Group, Inc.	622,000	16,383,480
Comerica, Inc.	211,070	10,994,636
Fifth Third Bancorp	940,929	20,474,615
Huntington Bancshares, Inc.	1,354,493	14,357,626
JPMorgan Chase & Co.	4,430,631	306,865,503
KeyCorp	1,327,498	18,744,272
M&T Bank Corp.	192,098	23,576,188
People's United Financial, Inc.	343,300	5,575,192
Regions Financial Corp.	1,567,445	16,787,336
SunTrust Banks, Inc.	605,816	27,401,058
The PNC Financial Services Group, Inc.	605,578	57,893,257
U.S. Bancorp	1,967,128	88,048,649
Wells Fargo & Co.	5,564,409	256,018,458
Zions Bancorp	250,998	8,084,646
		1,291,527,166

Capital Goods 7.2%
3M Co.	740,119	122,341,671
Acuity Brands, Inc.	53,000	11,849,210
Alcoa, Inc.	517,849	14,872,637
Allegion plc	115,333	7,362,859
AMETEK, Inc.	289,400	12,762,540
Caterpillar, Inc.	722,462	60,296,678
Cummins, Inc.	186,362	23,820,791
Deere & Co.	350,686	30,965,574
Dover Corp.	181,270	12,125,150
Eaton Corp. plc	563,338	35,924,064
Emerson Electric Co.	792,315	40,154,524
Security	Number of Shares	Value ($)
Fastenal Co.	355,398	13,853,414
Flowserve Corp.	150,300	6,365,205
Fluor Corp.	174,382	9,066,120
Fortive Corp.	361,987	18,479,436
Fortune Brands Home & Security, Inc.	185,000	10,106,550
General Dynamics Corp.	353,060	53,220,264
General Electric Co.	10,990,757	319,831,029
Honeywell International, Inc.	927,029	101,676,541
Illinois Tool Works, Inc.	389,036	44,182,819
Ingersoll-Rand plc	308,100	20,732,049
Jacobs Engineering Group, Inc. *	139,834	7,212,638
Johnson Controls International plc	1,144,902	46,162,449
L-3 Communications Holdings, Inc.	97,283	13,321,934
Lockheed Martin Corp.	310,291	76,449,497
Masco Corp.	419,488	12,953,789
Northrop Grumman Corp.	218,167	49,960,243
PACCAR, Inc.	431,250	23,684,250
Parker-Hannifin Corp.	164,036	20,135,419
Pentair plc	208,982	11,521,178
Quanta Services, Inc. *	179,900	5,172,125
Raytheon Co.	358,588	48,986,707
Rockwell Automation, Inc.	159,921	19,145,742
Rockwell Collins, Inc.	158,605	13,373,574
Roper Technologies, Inc.	123,800	21,455,778
Snap-on, Inc.	72,782	11,215,706
Stanley Black & Decker, Inc.	179,881	20,477,653
Textron, Inc.	316,904	12,701,512
The Boeing Co.	711,954	101,403,608
TransDigm Group, Inc.	61,000	16,620,060
United Rentals, Inc. *	110,100	8,330,166
United Technologies Corp.	956,158	97,719,348
W.W. Grainger, Inc.	69,927	14,553,207
Xylem, Inc.	227,400	10,990,242
		1,633,535,950

Commercial & Professional Supplies 0.6%
Cintas Corp.	99,576	10,621,772
Equifax, Inc.	146,261	18,131,976
Nielsen Holdings plc	416,600	18,755,332
Pitney Bowes, Inc.	231,591	4,131,583
Republic Services, Inc.	289,334	15,227,648
Robert Half International, Inc.	156,742	5,865,286
Stericycle, Inc. *	98,600	7,896,874
The Dun & Bradstreet Corp.	46,800	5,842,980
Verisk Analytics, Inc. *	185,000	15,086,750
Waste Management, Inc.	497,616	32,673,467
		134,233,668

Consumer Durables & Apparel 1.3%
Coach, Inc.	327,028	11,737,035
D.R. Horton, Inc.	422,016	12,166,721
Garmin Ltd.	155,100	7,500,636
Hanesbrands, Inc.	481,600	12,377,120
Harman International Industries, Inc.	85,956	6,851,553
Hasbro, Inc.	139,417	11,628,772
Leggett & Platt, Inc.	157,894	7,244,177
Lennar Corp., Class A	220,318	9,185,057

1
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Mattel, Inc.	415,494	13,100,526
Michael Kors Holdings Ltd. *	212,100	10,770,438
Mohawk Industries, Inc. *	78,300	14,430,690
Newell Brands, Inc.	593,050	28,478,261
NIKE, Inc., Class B	1,645,148	82,553,527
PulteGroup, Inc.	370,186	6,885,459
PVH Corp.	99,900	10,687,302
Ralph Lauren Corp.	69,126	6,781,261
Under Armour, Inc., Class A *(b)	224,300	6,975,730
Under Armour, Inc., Class C *	225,892	5,841,567
VF Corp.	410,264	22,240,411
Whirlpool Corp.	89,922	13,472,114
		300,908,357

Consumer Services 1.6%
Carnival Corp.	529,221	25,984,751
Chipotle Mexican Grill, Inc. *	36,959	13,333,329
Darden Restaurants, Inc.	146,748	9,507,803
H&R Block, Inc.	284,905	6,544,268
Marriott International, Inc., Class A	389,926	26,787,916
McDonald's Corp.	1,045,738	117,718,726
Royal Caribbean Cruises Ltd.	198,200	15,235,634
Starbucks Corp.	1,796,524	95,341,529
Wyndham Worldwide Corp.	136,364	8,978,206
Wynn Resorts Ltd.	95,000	8,982,250
Yum! Brands, Inc.	425,085	36,676,334
		365,090,746

Diversified Financials 4.8%
Affiliated Managers Group, Inc. *	66,000	8,755,560
American Express Co.	952,241	63,247,847
Ameriprise Financial, Inc.	198,514	17,546,652
Berkshire Hathaway, Inc., Class B *	2,326,030	335,646,129
BlackRock, Inc.	150,000	51,186,000
Capital One Financial Corp.	620,574	45,947,299
CME Group, Inc.	416,385	41,680,138
Discover Financial Services	487,773	27,476,253
E*TRADE Financial Corp. *	354,519	9,983,255
Franklin Resources, Inc.	420,905	14,167,662
Intercontinental Exchange, Inc.	145,966	39,467,747
Invesco Ltd.	497,347	13,970,477
Legg Mason, Inc.	103,898	2,983,951
Leucadia National Corp.	379,851	7,091,818
Moody's Corp.	201,329	20,237,591
Morgan Stanley	1,814,854	60,924,649
Nasdaq, Inc.	142,400	9,109,328
Navient Corp.	373,300	4,770,774
Northern Trust Corp.	256,018	18,540,824
S&P Global, Inc.	321,467	39,170,754
State Street Corp.	449,326	31,547,178
Synchrony Financial	970,499	27,746,566
T. Rowe Price Group, Inc.	303,279	19,412,889
The Bank of New York Mellon Corp.	1,308,473	56,617,627
The Charles Schwab Corp. (a)	1,480,381	46,928,078
The Goldman Sachs Group, Inc.	461,469	82,252,235
		1,096,409,281

Energy 7.1%
Anadarko Petroleum Corp.	668,709	39,748,063
Apache Corp.	467,906	27,831,049
Baker Hughes, Inc.	536,363	29,714,510
Cabot Oil & Gas Corp.	557,100	11,632,248
Chesapeake Energy Corp. *	798,966	4,402,303
Chevron Corp.	2,308,834	241,850,361
Cimarex Energy Co.	119,500	15,431,035
Security	Number of Shares	Value ($)
Concho Resources, Inc. *	174,377	22,135,416
ConocoPhillips	1,516,590	65,895,836
Devon Energy Corp.	641,058	24,289,688
EOG Resources, Inc.	677,412	61,251,593
EQT Corp.	206,500	13,629,000
Exxon Mobil Corp.	5,079,241	423,202,360
FMC Technologies, Inc. *	275,300	8,883,931
Halliburton Co.	1,045,268	48,082,328
Helmerich & Payne, Inc.	124,700	7,869,817
Hess Corp.	324,840	15,582,575
Kinder Morgan, Inc.	2,351,244	48,035,915
Marathon Oil Corp.	1,069,452	14,095,377
Marathon Petroleum Corp.	659,352	28,741,154
Murphy Oil Corp.	184,892	4,783,156
National Oilwell Varco, Inc.	454,724	14,596,640
Newfield Exploration Co. *	244,700	9,932,373
Noble Energy, Inc.	531,268	18,312,808
Occidental Petroleum Corp.	936,250	68,261,987
ONEOK, Inc.	253,100	12,257,633
Phillips 66	544,795	44,210,114
Pioneer Natural Resources Co.	207,900	37,218,258
Range Resources Corp.	230,100	7,775,079
Schlumberger Ltd.	1,710,428	133,806,782
Southwestern Energy Co. *	607,000	6,306,730
Spectra Energy Corp.	859,009	35,915,166
Tesoro Corp.	139,107	11,819,922
The Williams Cos., Inc.	836,398	24,422,822
Transocean Ltd. *	424,000	4,074,640
Valero Energy Corp.	560,240	33,188,618
		1,619,187,287

Food & Staples Retailing 2.1%
Costco Wholesale Corp.	536,692	79,360,646
CVS Health Corp.	1,304,251	109,687,509
Sysco Corp.	621,657	29,914,135
The Kroger Co.	1,173,794	36,364,138
Wal-Mart Stores, Inc.	1,854,002	129,817,220
Walgreens Boots Alliance, Inc.	1,052,511	87,074,235
Whole Foods Market, Inc.	384,632	10,881,239
		483,099,122

Food, Beverage & Tobacco 5.7%
Altria Group, Inc.	2,396,391	158,449,373
Archer-Daniels-Midland Co.	724,899	31,583,850
Brown-Forman Corp., Class B	222,884	10,290,554
Campbell Soup Co.	239,711	13,025,896
ConAgra Foods, Inc.	506,549	24,405,531
Constellation Brands, Inc., Class A	219,065	36,610,143
Dr Pepper Snapple Group, Inc.	231,700	20,340,943
General Mills, Inc.	735,480	45,585,050
Hormel Foods Corp.	325,600	12,535,600
Kellogg Co.	307,734	23,120,055
McCormick & Co., Inc. - Non Voting Shares	142,802	13,690,428
Mead Johnson Nutrition Co.	220,800	16,509,216
Molson Coors Brewing Co., Class B	224,930	23,349,983
Mondelez International, Inc., Class A	1,894,654	85,145,751
Monster Beverage Corp. *	165,000	23,816,100
PepsiCo, Inc.	1,760,463	188,721,634
Philip Morris International, Inc.	1,900,746	183,307,944
Reynolds American, Inc.	1,006,250	55,424,250
The Coca-Cola Co.	4,756,456	201,673,734
The Hershey Co.	170,528	17,472,299
The JM Smucker Co.	140,875	18,498,296

2
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
The Kraft Heinz Co.	731,418	65,059,631
Tyson Foods, Inc., Class A	370,090	26,220,877
		1,294,837,138

Health Care Equipment & Services 5.2%
Abbott Laboratories	1,798,086	70,556,895
Aetna, Inc.	433,675	46,555,011
AmerisourceBergen Corp.	218,146	15,340,027
Anthem, Inc.	325,729	39,693,336
Baxter International, Inc.	600,789	28,591,548
Becton, Dickinson & Co.	260,598	43,757,010
Boston Scientific Corp. *	1,675,474	36,860,428
C.R. Bard, Inc.	89,973	19,495,350
Cardinal Health, Inc.	390,933	26,853,188
Centene Corp. *	216,900	13,551,912
Cerner Corp. *	361,900	21,200,102
Cigna Corp.	309,608	36,790,719
Danaher Corp.	743,474	58,399,883
DaVita, Inc. *	204,000	11,958,480
DENTSPLY SIRONA, Inc.	290,400	16,718,328
Edwards Lifesciences Corp. *	260,400	24,795,288
Express Scripts Holding Co. *	770,295	51,917,883
HCA Holdings, Inc. *	358,400	27,428,352
Henry Schein, Inc. *	97,100	14,487,320
Hologic, Inc. *	337,700	12,160,577
Humana, Inc.	182,303	31,270,434
Intuitive Surgical, Inc. *	47,131	31,675,802
Laboratory Corp. of America Holdings *	124,991	15,666,372
McKesson Corp.	277,875	35,337,364
Medtronic plc	1,691,176	138,710,256
Patterson Cos., Inc.	104,447	4,460,931
Quest Diagnostics, Inc.	171,680	13,981,619
St. Jude Medical, Inc.	346,287	26,954,980
Stryker Corp.	382,940	44,172,129
The Cooper Cos., Inc.	60,000	10,562,400
UnitedHealth Group, Inc.	1,165,510	164,721,528
Universal Health Services, Inc., Class B	108,400	13,084,964
Varian Medical Systems, Inc. *	110,706	10,044,355
Zimmer Biomet Holdings, Inc.	244,523	25,772,724
		1,183,527,495

Household & Personal Products 2.1%
Church & Dwight Co., Inc.	324,000	15,636,240
Colgate-Palmolive Co.	1,095,394	78,167,316
Coty, Inc., Class A *	580,000	13,334,200
Kimberly-Clark Corp.	442,395	50,614,412
The Clorox Co.	158,557	19,030,011
The Estee Lauder Cos., Inc., Class A	265,052	23,093,981
The Procter & Gamble Co.	3,271,290	283,947,972
		483,824,132

Insurance 2.7%
Aflac, Inc.	507,873	34,977,214
American International Group, Inc.	1,250,454	77,153,012
Aon plc	323,350	35,836,881
Arthur J. Gallagher & Co.	215,000	10,369,450
Assurant, Inc.	74,246	5,978,288
Chubb Ltd.	565,665	71,839,455
Cincinnati Financial Corp.	192,903	13,653,674
Lincoln National Corp.	294,671	14,465,399
Loews Corp.	326,316	14,041,377
Marsh & McLennan Cos., Inc.	625,279	39,636,436
MetLife, Inc.	1,347,277	63,268,128
Principal Financial Group, Inc.	316,567	17,284,558
Prudential Financial, Inc.	541,531	45,916,414
Security	Number of Shares	Value ($)
The Allstate Corp.	451,610	30,664,319
The Hartford Financial Services Group, Inc.	472,795	20,854,987
The Progressive Corp.	723,820	22,807,568
The Travelers Cos., Inc.	354,260	38,323,847
Torchmark Corp.	143,266	9,084,497
Unum Group	276,440	9,785,976
Willis Towers Watson plc	156,325	19,681,318
XL Group Ltd.	328,999	11,416,265
		607,039,063

Materials 2.8%
Air Products & Chemicals, Inc.	267,401	35,676,641
Albemarle Corp.	136,446	11,400,063
Avery Dennison Corp.	103,076	7,193,674
Ball Corp.	211,364	16,289,823
CF Industries Holdings, Inc.	297,325	7,138,773
E.I. du Pont de Nemours & Co.	1,074,404	73,908,251
Eastman Chemical Co.	172,716	12,420,008
Ecolab, Inc.	319,628	36,491,929
FMC Corp.	158,300	7,422,687
Freeport-McMoRan, Inc. *	1,517,540	16,966,097
International Flavors & Fragrances, Inc.	98,043	12,822,064
International Paper Co.	494,389	22,262,337
LyondellBasell Industries N.V., Class A	412,500	32,814,375
Martin Marietta Materials, Inc.	80,300	14,886,014
Monsanto Co.	538,800	54,294,876
Newmont Mining Corp.	638,546	23,651,744
Nucor Corp.	400,800	19,579,080
Owens-Illinois, Inc. *	198,600	3,832,980
PPG Industries, Inc.	324,996	30,266,878
Praxair, Inc.	345,779	40,476,890
Sealed Air Corp.	236,068	10,771,783
The Dow Chemical Co.	1,384,435	74,496,447
The Mosaic Co.	434,300	10,219,079
The Sherwin-Williams Co.	99,636	24,396,871
Vulcan Materials Co.	162,371	18,380,397
WestRock Co.	310,489	14,341,487
		632,401,248

Media 2.9%
CBS Corp., Class B - Non Voting Shares	491,336	27,819,444
Charter Communications, Inc., Class A *	266,200	66,520,718
Comcast Corp., Class A	2,935,764	181,488,931
Discovery Communications, Inc., Class A *	159,800	4,172,378
Discovery Communications, Inc., Class C *	310,500	7,796,655
News Corp., Class A	443,000	5,369,160
News Corp., Class B	205,200	2,544,480
Omnicom Group, Inc.	293,847	23,454,868
Scripps Networks Interactive, Inc., Class A	116,593	7,503,925
TEGNA, Inc.	270,314	5,303,561
The Interpublic Group of Cos., Inc.	506,365	11,337,512
The Walt Disney Co.	1,814,683	168,202,967
Time Warner, Inc.	958,574	85,303,500
Twenty-First Century Fox, Inc., Class A	1,347,801	35,406,732
Twenty-First Century Fox, Inc., Class B	566,500	14,949,935
Viacom, Inc., Class B	417,053	15,664,511
		662,839,277

Pharmaceuticals, Biotechnology & Life Sciences 8.7%
AbbVie, Inc.	1,992,886	111,163,181
Agilent Technologies, Inc.	406,066	17,692,296

3
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Alexion Pharmaceuticals, Inc. *	275,500	35,952,750
Allergan plc *	486,568	101,663,518
Amgen, Inc.	914,859	129,141,497
Biogen, Inc. *	267,891	75,057,700
Bristol-Myers Squibb Co.	2,054,164	104,577,489
Celgene Corp. *	953,526	97,431,287
Eli Lilly & Co.	1,188,223	87,738,386
Endo International plc *	256,900	4,816,875
Gilead Sciences, Inc.	1,613,850	118,827,776
Illumina, Inc. *	182,300	24,818,322
Johnson & Johnson	3,349,625	388,523,004
Mallinckrodt plc *	134,700	7,982,322
Merck & Co., Inc.	3,388,114	198,950,054
Mettler-Toledo International, Inc. *	32,500	13,132,600
Mylan N.V. *	560,151	20,445,512
PerkinElmer, Inc.	141,360	7,193,810
Perrigo Co., plc	179,400	14,924,286
Pfizer, Inc.	7,416,333	235,171,919
Regeneron Pharmaceuticals, Inc. *	91,900	31,707,338
Thermo Fisher Scientific, Inc.	482,737	70,976,821
Vertex Pharmaceuticals, Inc. *	301,500	22,871,790
Waters Corp. *	100,752	14,018,633
Zoetis, Inc.	600,700	28,713,460
		1,963,492,626

Real Estate 2.9%
American Tower Corp.	524,400	61,454,436
Apartment Investment & Management Co., Class A	179,414	7,906,775
AvalonBay Communities, Inc.	165,199	28,278,765
Boston Properties, Inc.	184,776	22,261,813
CBRE Group, Inc., Class A *	377,640	9,728,006
Crown Castle International Corp.	415,100	37,769,949
Digital Realty Trust, Inc.	180,000	16,817,400
Equinix, Inc.	86,009	30,729,296
Equity Residential	455,622	28,134,659
Essex Property Trust, Inc.	79,400	16,998,746
Extra Space Storage, Inc.	150,000	10,972,500
Federal Realty Investment Trust	87,300	12,678,579
General Growth Properties, Inc.	696,300	17,372,685
HCP, Inc.	587,400	20,118,450
Host Hotels & Resorts, Inc.	934,311	14,463,134
Iron Mountain, Inc.	286,602	9,667,085
Kimco Realty Corp.	513,259	13,657,822
Prologis, Inc.	645,089	33,647,842
Public Storage	183,778	39,277,034
Realty Income Corp.	321,900	19,069,356
Simon Property Group, Inc.	386,453	71,864,800
SL Green Realty Corp.	118,300	11,619,426
The Macerich Co.	152,100	10,765,638
UDR, Inc.	315,000	11,015,550
Ventas, Inc.	431,900	29,261,225
Vornado Realty Trust	215,456	19,990,008
Welltower, Inc.	432,400	29,632,372
Weyerhaeuser Co.	920,623	27,554,246
		662,707,597

Retailing 5.6%
Advance Auto Parts, Inc.	92,400	12,943,392
Amazon.com, Inc. *	481,680	380,440,498
AutoNation, Inc. *	91,733	4,024,327
AutoZone, Inc. *	36,498	27,087,356
Bed Bath & Beyond, Inc.	194,069	7,844,269
Best Buy Co., Inc.	325,957	12,682,987
CarMax, Inc. *	239,400	11,955,636
Dollar General Corp.	314,700	21,742,623
Security	Number of Shares	Value ($)
Dollar Tree, Inc. *	288,330	21,783,331
Expedia, Inc.	145,713	18,830,491
Foot Locker, Inc.	165,000	11,017,050
Genuine Parts Co.	178,638	16,182,816
Kohl's Corp.	231,910	10,146,062
L Brands, Inc.	287,635	20,764,371
LKQ Corp. *	370,000	11,943,600
Lowe's Cos., Inc.	1,069,988	71,314,700
Macy's, Inc.	382,226	13,947,427
Netflix, Inc. *	525,800	65,656,646
Nordstrom, Inc.	139,796	7,269,392
O'Reilly Automotive, Inc. *	116,800	30,886,592
Ross Stores, Inc.	494,400	30,919,776
Signet Jewelers Ltd. (b)	94,000	7,638,440
Staples, Inc.	781,869	5,785,831
Target Corp.	699,608	48,084,058
The Gap, Inc.	277,162	7,646,900
The Home Depot, Inc.	1,512,850	184,582,828
The Priceline Group, Inc. *	60,915	89,802,720
The TJX Cos., Inc.	803,306	59,243,817
Tiffany & Co.	124,128	9,113,478
Tractor Supply Co.	162,600	10,183,638
TripAdvisor, Inc. *	147,713	9,524,534
Ulta Salon, Cosmetics & Fragrance, Inc. *	70,200	17,082,468
Urban Outfitters, Inc. *	111,100	3,716,295
		1,261,788,349

Semiconductors & Semiconductor Equipment 3.3%
Analog Devices, Inc.	366,554	23,496,111
Applied Materials, Inc.	1,325,472	38,544,726
Broadcom Ltd.	484,220	82,452,981
First Solar, Inc. *	94,900	3,842,501
Intel Corp.	5,794,105	202,040,441
KLA-Tencor Corp.	185,081	13,901,434
Lam Research Corp.	195,074	18,894,868
Linear Technology Corp.	301,968	18,136,198
Microchip Technology, Inc.	264,123	15,992,648
Micron Technology, Inc. *	1,241,275	21,300,279
NVIDIA Corp.	656,082	46,686,795
Qorvo, Inc. *	153,900	8,564,535
QUALCOMM, Inc.	1,807,465	124,208,995
Skyworks Solutions, Inc.	235,100	18,088,594
Texas Instruments, Inc.	1,230,254	87,163,496
Xilinx, Inc.	313,563	15,950,950
		739,265,552

Software & Services 12.9%
Accenture plc, Class A	756,700	87,958,808
Activision Blizzard, Inc.	835,200	36,055,584
Adobe Systems, Inc. *	613,376	65,944,054
Akamai Technologies, Inc. *	222,141	15,432,135
Alliance Data Systems Corp. *	72,500	14,824,075
Alphabet, Inc., Class A *	358,412	290,277,879
Alphabet, Inc., Class C *	364,475	285,945,216
Autodesk, Inc. *	239,981	17,345,827
Automatic Data Processing, Inc.	555,473	48,359,479
CA, Inc.	370,925	11,402,234
Citrix Systems, Inc. *	193,308	16,392,518
Cognizant Technology Solutions Corp., Class A *	748,596	38,440,405
CSRA, Inc.	162,140	4,068,093
eBay, Inc. *	1,297,169	36,982,288
Electronic Arts, Inc. *	371,992	29,208,812
Facebook, Inc., Class A *	2,844,000	372,535,560

4
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Fidelity National Information Services, Inc.	403,634	29,836,625
Fiserv, Inc. *	270,004	26,589,994
Global Payments, Inc.	190,000	13,778,800
International Business Machines Corp.	1,066,790	163,954,955
Intuit, Inc.	296,609	32,253,263
MasterCard, Inc., Class A	1,180,990	126,389,550
Microsoft Corp.	9,535,931	571,392,986
Oracle Corp.	3,688,586	141,715,474
Paychex, Inc.	391,865	21,630,948
PayPal Holdings, Inc. *	1,375,669	57,310,371
Red Hat, Inc. *	224,800	17,410,760
salesforce.com, Inc. *	780,065	58,629,685
Symantec Corp.	748,150	18,726,195
Teradata Corp. *	159,871	4,310,122
The Western Union Co.	575,525	11,550,787
Total System Services, Inc.	207,100	10,330,148
VeriSign, Inc. *	112,125	9,420,742
Visa, Inc., Class A	2,306,800	190,334,068
Xerox Corp.	987,866	9,651,451
Yahoo! Inc. *	1,074,755	44,656,070
		2,931,045,961

Technology Hardware & Equipment 5.3%
Amphenol Corp., Class A	381,400	25,145,702
Apple, Inc.	6,598,915	749,240,809
Cisco Systems, Inc.	6,171,128	189,330,207
Corning, Inc.	1,270,387	28,850,489
F5 Networks, Inc. *	82,400	11,388,504
FLIR Systems, Inc.	186,200	6,129,704
Harris Corp.	157,600	14,059,496
Hewlett Packard Enterprise Co.	2,050,008	46,063,680
HP, Inc.	2,113,108	30,618,935
Juniper Networks, Inc.	466,865	12,297,224
Motorola Solutions, Inc.	203,922	14,800,658
NetApp, Inc.	342,374	11,620,173
Seagate Technology plc	351,900	12,073,689
TE Connectivity Ltd.	432,300	27,178,701
Western Digital Corp.	350,536	20,485,324
		1,199,283,295

Telecommunication Services 2.5%
AT&T, Inc.	7,535,902	277,245,834
CenturyLink, Inc.	686,643	18,250,971
Frontier Communications Corp.	1,396,845	5,615,317
Level 3 Communications, Inc. *	351,100	19,714,265
Verizon Communications, Inc.	4,993,978	240,210,342
		561,036,729

Transportation 2.1%
Alaska Air Group, Inc.	150,000	10,833,000
American Airlines Group, Inc.	652,700	26,499,620
C.H. Robinson Worldwide, Inc.	168,095	11,450,631
CSX Corp.	1,148,591	35,043,511
Delta Air Lines, Inc.	917,400	38,319,798
Expeditors International of Washington, Inc.	216,900	11,163,843
FedEx Corp.	301,468	52,551,902
JB Hunt Transport Services, Inc.	108,100	8,822,041
Kansas City Southern	129,400	11,356,144
Norfolk Southern Corp.	357,892	33,283,956
Ryder System, Inc.	60,702	4,212,112
Southwest Airlines Co.	749,836	30,030,932
Union Pacific Corp.	1,026,350	90,503,543
Security	Number of Shares	Value ($)
United Continental Holdings, Inc. *	361,800	20,344,014
United Parcel Service, Inc., Class B	855,418	92,179,844
		476,594,891

Utilities 3.4%
AES Corp.	781,249	9,195,301
Alliant Energy Corp.	275,969	10,500,620
Ameren Corp.	287,020	14,336,649
American Electric Power Co., Inc.	610,502	39,584,950
American Water Works Co., Inc.	231,000	17,103,240
CenterPoint Energy, Inc.	514,366	11,727,545
CMS Energy Corp.	343,584	14,482,066
Consolidated Edison, Inc.	383,165	28,948,116
Dominion Resources, Inc.	758,464	57,036,493
DTE Energy Co.	216,012	20,739,312
Duke Energy Corp.	848,399	67,888,888
Edison International	405,793	29,817,670
Entergy Corp.	224,253	16,522,961
Eversource Energy	380,800	20,966,848
Exelon Corp.	1,113,593	37,940,113
FirstEnergy Corp.	518,494	17,779,159
NextEra Energy, Inc.	574,138	73,489,664
NiSource, Inc.	374,662	8,714,638
NRG Energy, Inc.	378,600	4,024,518
PG&E Corp.	617,406	38,353,261
Pinnacle West Capital Corp.	140,061	10,662,844
PPL Corp.	819,470	28,140,600
Public Service Enterprise Group, Inc.	610,570	25,692,785
SCANA Corp.	175,300	12,860,008
Sempra Energy	308,569	33,047,740
The Southern Co.	1,203,325	62,055,470
WEC Energy Group, Inc.	387,178	23,122,270
Xcel Energy, Inc.	617,686	25,664,853
		760,398,582
Total Common Stock
(Cost $12,998,840,544)		22,513,476,544

Other Investment Company 0.1% of net assets

Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 0.32% (c)	13,893,103	13,893,103
Total Other Investment Company
(Cost $13,893,103)		13,893,103
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 0.5% of net assets

Time Deposits 0.5%
BNP Paribas
0.15%, 11/01/16 (d)	5,161,735	5,161,735
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (d)	107,671,102	107,671,102
Total Short-Term Investments
(Cost $112,832,837)		112,832,837

End of Investments.

5
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

At 10/31/16, the tax basis cost of the fund's investments was $13,154,263,315 and the unrealized appreciation and depreciation were $10,049,075,204 and ($563,136,035), respectively, with a net unrealized appreciation of $9,485,939,169.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $13,706,721.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 12/16/16	1,300	137,806,500	(951,893)
6
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.5%	Common Stock	1,927,957,536	6,404,137,765
0.6%	Other Investment Companies	37,801,743	37,801,743
100.1%	Total Investments	1,965,759,279	6,441,939,508
(0.1%)	Other Assets and Liabilities, Net		(9,481,996)
100.0%	Net Assets		6,432,457,512

Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Automobiles & Components 0.9%
Adient plc *	29,818	1,357,017
Autoliv, Inc.	26,600	2,574,348
BorgWarner, Inc.	69,096	2,476,401
Delphi Automotive plc	87,400	5,687,118
Ford Motor Co.	1,208,087	14,182,941
General Motors Co.	438,200	13,847,120
Gentex Corp.	97,544	1,649,469
Harley-Davidson, Inc.	59,392	3,386,532
Lear Corp.	23,600	2,897,608
Tesla Motors, Inc. *(b)	35,208	6,961,678
The Goodyear Tire & Rubber Co.	83,100	2,412,393
Thor Industries, Inc.	14,500	1,149,995
Visteon Corp.	12,000	847,320
		59,429,940

Banks 5.6%
Associated Banc-Corp.	42,800	868,840
Bank of America Corp.	3,073,841	50,718,377
Bank of the Ozarks, Inc.	15,000	554,400
BB&T Corp.	269,400	10,560,480
BOK Financial Corp.	8,900	632,078
CIT Group, Inc.	40,900	1,485,897
Citigroup, Inc.	922,256	45,328,882
Citizens Financial Group, Inc.	163,500	4,306,590
Comerica, Inc.	51,128	2,663,258
Commerce Bancshares, Inc.	27,982	1,394,063
Cullen/Frost Bankers, Inc.	16,900	1,284,231
East West Bancorp, Inc.	45,800	1,809,558
Fifth Third Bancorp	241,084	5,245,988
First Citizens BancShares, Inc., Class A	3,300	960,300
First Horizon National Corp.	70,500	1,086,405
First Republic Bank	44,600	3,319,578
Home BancShares, Inc.	36,400	782,964
Huntington Bancshares, Inc.	329,006	3,487,464
Investors Bancorp, Inc.	108,730	1,333,030
JPMorgan Chase & Co.	1,136,278	78,698,614
KeyCorp	333,218	4,705,038
M&T Bank Corp.	49,343	6,055,866
MGIC Investment Corp. *	103,900	847,824
New York Community Bancorp, Inc.	149,882	2,152,306
PacWest Bancorp	19,300	837,427
People's United Financial, Inc.	103,793	1,685,598
PrivateBancorp, Inc.	23,900	1,081,236
Security	Number of Shares	Value ($)
Prosperity Bancshares, Inc.	23,100	1,281,357
Regions Financial Corp.	390,106	4,178,035
Signature Bank *	15,700	1,892,792
SunTrust Banks, Inc.	155,993	7,055,563
SVB Financial Group *	14,900	1,821,823
Synovus Financial Corp.	44,657	1,476,807
TFS Financial Corp.	27,300	486,486
The PNC Financial Services Group, Inc.	157,034	15,012,450
U.S. Bancorp	508,505	22,760,684
Umpqua Holdings Corp.	32,000	488,960
Webster Financial Corp.	27,500	1,111,000
Wells Fargo & Co.	1,430,996	65,840,126
Western Alliance Bancorp *	27,800	1,038,608
Zions Bancorp	36,798	1,185,264
		359,516,247

Capital Goods 7.3%
3M Co.	191,454	31,647,346
A.O. Smith Corp.	50,800	2,294,636
Acuity Brands, Inc.	14,300	3,197,051
AECOM *	34,700	966,395
AGCO Corp.	14,200	725,336
Air Lease Corp.	19,700	596,122
Alcoa, Inc.	105,840	3,039,725
Allegion plc	28,700	1,832,208
Allison Transmission Holdings, Inc.	13,700	401,273
AMETEK, Inc.	75,105	3,312,131
B/E Aerospace, Inc.	31,700	1,886,784
BWX Technologies, Inc.	32,900	1,290,338
Carlisle Cos., Inc.	20,736	2,174,170
Caterpillar, Inc.	180,796	15,089,234
Crane Co.	16,384	1,114,276
Cummins, Inc.	49,892	6,377,195
Curtiss-Wright Corp.	15,200	1,362,224
Deere & Co.	95,946	8,472,032
Donaldson Co., Inc.	32,900	1,201,508
Dover Corp.	50,237	3,360,353
Eaton Corp. plc	142,901	9,112,797
EMCOR Group, Inc.	8,100	489,726
Emerson Electric Co.	200,228	10,147,555
Fastenal Co.	92,300	3,597,854
Flowserve Corp.	43,023	1,822,024
Fluor Corp.	40,958	2,129,406
Fortive Corp.	92,520	4,723,146
Fortune Brands Home & Security, Inc.	52,900	2,889,927
General Dynamics Corp.	91,644	13,814,417
General Electric Co.	2,799,902	81,477,148
Graco, Inc.	15,694	1,175,481
HD Supply Holdings, Inc. *	51,900	1,712,700
Hexcel Corp.	26,300	1,196,387
Honeywell International, Inc.	239,099	26,224,378
Hubbell, Inc.	16,932	1,769,733
Huntington Ingalls Industries, Inc.	13,700	2,210,632
IDEX Corp.	28,906	2,498,635
Illinois Tool Works, Inc.	100,404	11,402,882
Ingersoll-Rand plc	82,400	5,544,696
ITT, Inc.	30,300	1,067,166
Jacobs Engineering Group, Inc. *	38,756	1,999,034

7
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Johnson Controls International plc	298,186	12,022,860
L-3 Communications Holdings, Inc.	23,374	3,200,836
Lennox International, Inc.	11,700	1,706,913
Lincoln Electric Holdings, Inc.	22,200	1,461,426
Lockheed Martin Corp.	83,564	20,588,498
Masco Corp.	108,836	3,360,856
MSC Industrial Direct Co., Inc., Class A	15,558	1,132,622
Nordson Corp.	18,000	1,802,340
Northrop Grumman Corp.	56,332	12,900,028
Orbital ATK, Inc.	10,200	758,472
Oshkosh Corp.	23,600	1,262,600
Owens Corning	36,900	1,799,982
PACCAR, Inc.	107,289	5,892,312
Parker-Hannifin Corp.	41,253	5,063,806
Pentair plc	57,895	3,191,751
Quanta Services, Inc. *	18,900	543,375
Raytheon Co.	93,590	12,785,330
Rockwell Automation, Inc.	39,549	4,734,806
Rockwell Collins, Inc.	40,653	3,427,861
Roper Technologies, Inc.	30,891	5,353,719
Sensata Technologies Holding N.V. *	30,100	1,075,473
Snap-on, Inc.	17,250	2,658,225
Spirit AeroSystems Holdings, Inc., Class A *	37,400	1,883,464
Stanley Black & Decker, Inc.	46,641	5,309,611
Teledyne Technologies, Inc. *	12,600	1,356,768
Textron, Inc.	88,938	3,564,635
The Boeing Co.	185,989	26,490,413
The Middleby Corp. *	18,300	2,051,613
The Toro Co.	30,400	1,455,552
TransDigm Group, Inc.	16,600	4,522,836
Trinity Industries, Inc.	44,200	943,670
United Rentals, Inc. *	31,467	2,380,793
United Technologies Corp.	244,203	24,957,547
USG Corp. *	13,000	327,340
W.W. Grainger, Inc.	17,876	3,720,353
WABCO Holdings, Inc. *	18,000	1,772,280
Wabtec Corp.	28,800	2,226,528
Watsco, Inc.	7,000	961,030
Woodward, Inc.	17,300	1,020,354
Xylem, Inc.	53,400	2,580,822
		471,595,761

Commercial & Professional Supplies 0.7%
Cintas Corp.	25,710	2,742,486
Copart, Inc. *	36,074	1,892,803
Deluxe Corp.	14,500	887,400
Equifax, Inc.	37,300	4,624,081
IHS Markit Ltd. *	71,132	2,616,946
KAR Auction Services, Inc.	44,400	1,890,552
ManpowerGroup, Inc.	21,591	1,658,189
Nielsen Holdings plc	110,500	4,974,710
Pitney Bowes, Inc.	52,441	935,547
Republic Services, Inc.	81,581	4,293,608
Robert Half International, Inc.	43,891	1,642,401
Rollins, Inc.	32,850	1,012,437
RR Donnelley & Sons Co.	19,466	345,522
Stericycle, Inc. *	27,098	2,170,279
The Dun & Bradstreet Corp.	10,925	1,363,986
TransUnion *	12,100	378,004
Verisk Analytics, Inc. *	47,800	3,898,090
Waste Management, Inc.	131,077	8,606,516
		45,933,557

Security	Number of Shares	Value ($)
Consumer Durables & Apparel 1.4%
Brunswick Corp.	29,300	1,274,550
CalAtlantic Group, Inc.	22,300	720,736
Carter's, Inc.	17,300	1,493,682
Coach, Inc.	89,730	3,220,410
Columbia Sportswear Co.	8,900	504,096
D.R. Horton, Inc.	107,597	3,102,022
Garmin Ltd.	39,886	1,928,887
Hanesbrands, Inc.	121,600	3,125,120
Harman International Industries, Inc.	23,697	1,888,888
Hasbro, Inc.	34,225	2,854,707
Leggett & Platt, Inc.	39,744	1,823,455
Lennar Corp., Class A	60,775	2,533,710
lululemon athletica, Inc. *	34,500	1,975,125
Mattel, Inc.	102,797	3,241,189
Michael Kors Holdings Ltd. *	33,300	1,690,974
Mohawk Industries, Inc. *	19,439	3,582,608
Newell Brands, Inc.	143,713	6,901,098
NIKE, Inc., Class B	423,612	21,256,850
NVR, Inc. *	1,098	1,672,254
Polaris Industries, Inc. (b)	19,200	1,470,912
PulteGroup, Inc.	98,799	1,837,661
PVH Corp.	25,514	2,729,488
Ralph Lauren Corp.	18,395	1,804,549
Tempur Sealy International, Inc. *	18,900	1,021,923
Toll Brothers, Inc. *	50,000	1,372,000
Tupperware Brands Corp.	14,700	874,944
Under Armour, Inc., Class A *(b)	56,200	1,747,820
Under Armour, Inc., Class C *	56,598	1,463,624
VF Corp.	103,828	5,628,516
Whirlpool Corp.	24,515	3,672,837
		88,414,635

Consumer Services 2.0%
Aramark	65,800	2,449,734
Bright Horizons Family Solutions, Inc. *	12,900	863,139
Brinker International, Inc.	17,700	871,548
Buffalo Wild Wings, Inc. *	2,500	364,125
Carnival Corp.	125,760	6,174,816
Chipotle Mexican Grill, Inc. *	9,550	3,445,258
Cracker Barrel Old Country Store, Inc. (b)	8,100	1,117,800
Darden Restaurants, Inc.	34,165	2,213,550
Domino's Pizza, Inc.	16,000	2,707,840
Dunkin' Brands Group, Inc.	28,000	1,354,080
H&R Block, Inc.	75,198	1,727,298
Hilton Worldwide Holdings, Inc.	124,800	2,820,480
Jack in the Box, Inc.	12,400	1,162,252
Las Vegas Sands Corp.	117,163	6,781,394
Marriott International, Inc., Class A	103,508	7,111,000
McDonald's Corp.	269,336	30,319,154
MGM Resorts International *	147,287	3,854,501
Norwegian Cruise Line Holdings Ltd. *	18,900	734,643
Panera Bread Co., Class A *	7,000	1,335,320
Royal Caribbean Cruises Ltd.	52,391	4,027,296
Service Corp. International	63,100	1,615,360
ServiceMaster Global Holdings, Inc. *	41,700	1,492,443
Six Flags Entertainment Corp.	24,400	1,357,860
Starbucks Corp.	463,354	24,590,197
Texas Roadhouse, Inc.	19,700	798,244
The Wendy's Co.	60,900	660,156
Vail Resorts, Inc.	11,800	1,881,392
Wyndham Worldwide Corp.	34,917	2,298,935
Wynn Resorts Ltd.	24,842	2,348,811
Yum! Brands, Inc.	131,576	11,352,377
		129,831,003

8
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Diversified Financials 4.8%
Affiliated Managers Group, Inc. *	17,859	2,369,175
AGNC Investment Corp.	58,300	1,169,498
Ally Financial, Inc.	138,400	2,500,888
American Express Co.	255,877	16,995,350
Ameriprise Financial, Inc.	53,057	4,689,708
Annaly Capital Management, Inc.	304,600	3,155,656
Berkshire Hathaway, Inc., Class B *	587,712	84,806,842
BlackRock, Inc.	39,665	13,535,285
Capital One Financial Corp.	164,453	12,176,100
CBOE Holdings, Inc.	25,400	1,605,534
CME Group, Inc.	105,380	10,548,538
Credit Acceptance Corp. *(b)	3,200	589,120
Discover Financial Services	134,724	7,589,003
E*TRADE Financial Corp. *	86,290	2,429,926
Eaton Vance Corp.	39,084	1,370,285
FactSet Research Systems, Inc.	12,900	1,995,888
Franklin Resources, Inc.	114,858	3,866,120
Intercontinental Exchange, Inc.	36,710	9,926,017
Invesco Ltd.	135,190	3,797,487
Lazard Ltd., Class A	10,900	397,414
Legg Mason, Inc.	31,214	896,466
Leucadia National Corp.	101,178	1,888,993
MarketAxess Holdings, Inc.	11,500	1,733,740
Moody's Corp.	53,326	5,360,330
Morgan Stanley	478,548	16,064,856
Morningstar, Inc.	5,400	381,402
MSCI, Inc.	29,450	2,361,596
Nasdaq, Inc.	36,337	2,324,478
Navient Corp.	70,000	894,600
Northern Trust Corp.	65,976	4,777,982
Raymond James Financial, Inc.	39,649	2,383,698
S&P Global, Inc.	84,736	10,325,082
SEI Investments Co.	42,148	1,868,421
Starwood Property Trust, Inc.	77,200	1,716,928
State Street Corp.	124,450	8,737,634
Synchrony Financial	257,300	7,356,207
T. Rowe Price Group, Inc.	76,550	4,899,965
TD Ameritrade Holding Corp.	87,231	2,984,173
The Bank of New York Mellon Corp.	335,996	14,538,547
The Charles Schwab Corp. (a)	375,265	11,895,900
The Goldman Sachs Group, Inc.	123,132	21,947,048
Two Harbors Investment Corp.	117,200	976,276
Voya Financial, Inc.	44,800	1,368,640
		313,196,796

Energy 6.6%
Anadarko Petroleum Corp.	159,148	9,459,757
Antero Resources Corp. *	27,000	714,690
Apache Corp.	118,700	7,060,276
Baker Hughes, Inc.	135,606	7,512,573
Cabot Oil & Gas Corp.	145,596	3,040,045
Cheniere Energy, Inc. *	74,900	2,823,730
Chevron Corp.	588,537	61,649,251
Cimarex Energy Co.	29,115	3,759,620
Concho Resources, Inc. *	41,200	5,229,928
ConocoPhillips	385,266	16,739,808
Continental Resources, Inc. *	25,800	1,261,878
Core Laboratories N.V.	13,300	1,289,701
Devon Energy Corp.	162,382	6,152,654
Diamondback Energy, Inc. *	21,800	1,990,122
EOG Resources, Inc.	173,204	15,661,106
EQT Corp.	51,600	3,405,600
Exxon Mobil Corp.	1,301,963	108,479,557
FMC Technologies, Inc. *	72,568	2,341,769
Halliburton Co.	280,788	12,916,248
Security	Number of Shares	Value ($)
Helmerich & Payne, Inc.	31,392	1,981,149
Hess Corp.	84,123	4,035,380
HollyFrontier Corp.	18,600	464,070
Kinder Morgan, Inc.	496,917	10,152,014
Marathon Oil Corp.	267,696	3,528,233
Marathon Petroleum Corp.	164,600	7,174,914
Murphy Oil Corp.	49,944	1,292,051
National Oilwell Varco, Inc.	119,426	3,833,575
Newfield Exploration Co. *	63,666	2,584,203
Noble Energy, Inc.	134,622	4,640,420
Occidental Petroleum Corp.	244,916	17,856,826
Oceaneering International, Inc.	28,900	687,820
ONEOK, Inc.	66,824	3,236,286
Phillips 66	146,400	11,880,360
Pioneer Natural Resources Co.	55,711	9,973,383
Range Resources Corp.	53,928	1,822,227
Schlumberger Ltd.	431,405	33,748,813
Southwestern Energy Co. *	121,188	1,259,143
Spectra Energy Corp.	209,421	8,755,892
Tesoro Corp.	36,712	3,119,419
The Williams Cos., Inc.	214,321	6,258,173
Transocean Ltd. *	113,300	1,088,813
Valero Energy Corp.	149,520	8,857,565
Weatherford International plc *	204,200	984,244
Western Refining, Inc.	45,000	1,298,250
World Fuel Services Corp.	24,500	986,125
		422,987,661

Food & Staples Retailing 2.0%
Casey's General Stores, Inc.	12,200	1,378,478
Costco Wholesale Corp.	133,759	19,778,943
CVS Health Corp.	342,511	28,805,175
Rite Aid Corp. *	319,300	2,142,503
Sysco Corp.	164,130	7,897,936
The Kroger Co.	307,226	9,517,862
Wal-Mart Stores, Inc.	491,627	34,423,723
Walgreens Boots Alliance, Inc.	268,969	22,251,805
Whole Foods Market, Inc.	101,332	2,866,682
		129,063,107

Food, Beverage & Tobacco 5.4%
Altria Group, Inc.	611,705	40,445,935
Archer-Daniels-Midland Co.	190,705	8,309,017
Blue Buffalo Pet Products, Inc. *	6,900	173,328
Brown-Forman Corp., Class A	17,800	863,300
Brown-Forman Corp., Class B	64,360	2,971,501
Bunge Ltd.	45,892	2,845,763
Campbell Soup Co.	53,858	2,926,644
ConAgra Foods, Inc.	136,097	6,557,154
Constellation Brands, Inc., Class A	54,132	9,046,540
Dr Pepper Snapple Group, Inc.	57,920	5,084,797
Flowers Foods, Inc.	56,925	883,476
General Mills, Inc.	183,700	11,385,726
Hormel Foods Corp.	81,188	3,125,738
Ingredion, Inc.	21,800	2,859,506
Kellogg Co.	79,931	6,005,216
Lancaster Colony Corp.	5,700	744,705
McCormick & Co., Inc. - Non Voting Shares	35,254	3,379,801
Mead Johnson Nutrition Co.	58,800	4,396,476
Molson Coors Brewing Co., Class B	58,272	6,049,216
Mondelez International, Inc., Class A	487,564	21,911,126
Monster Beverage Corp. *	45,900	6,625,206
PepsiCo, Inc.	452,385	48,495,672
Philip Morris International, Inc.	484,865	46,760,381
Pilgrim's Pride Corp.	15,000	327,600

9
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Pinnacle Foods, Inc.	29,600	1,522,032
Post Holdings, Inc. *	19,200	1,463,616
Reynolds American, Inc.	263,592	14,518,647
Seaboard Corp. *	105	355,425
Snyder's-Lance, Inc.	28,800	1,024,416
The Coca-Cola Co.	1,208,348	51,233,955
The Hain Celestial Group, Inc. *	29,400	1,069,278
The Hershey Co.	45,564	4,668,487
The JM Smucker Co.	36,901	4,845,470
The Kraft Heinz Co.	187,600	16,687,020
The WhiteWave Foods Co. *	55,779	3,039,398
TreeHouse Foods, Inc. *	17,300	1,513,404
Tyson Foods, Inc., Class A	89,659	6,352,340
		350,467,312

Health Care Equipment & Services 5.2%
Abbott Laboratories	461,046	18,091,445
ABIOMED, Inc. *	12,100	1,270,379
Aetna, Inc.	110,234	11,833,620
Alere, Inc. *	24,700	1,103,596
Align Technology, Inc. *	23,400	2,010,528
Allscripts Healthcare Solutions, Inc. *	58,200	698,982
AmerisourceBergen Corp.	61,220	4,304,990
Amsurg Corp. *	16,900	1,009,775
Anthem, Inc.	81,423	9,922,207
athenahealth, Inc. *	12,000	1,239,840
Baxter International, Inc.	170,825	8,129,562
Becton, Dickinson & Co.	66,707	11,200,772
Boston Scientific Corp. *	429,507	9,449,154
Brookdale Senior Living, Inc. *	55,000	793,650
C.R. Bard, Inc.	23,600	5,113,648
Cardinal Health, Inc.	104,710	7,192,530
Centene Corp. *	54,276	3,391,165
Cerner Corp. *	94,504	5,536,044
Cigna Corp.	78,854	9,370,221
Danaher Corp.	185,040	14,534,892
DaVita, Inc. *	53,450	3,133,239
DENTSPLY SIRONA, Inc.	76,190	4,386,258
DexCom, Inc. *	25,900	2,026,416
Edwards Lifesciences Corp. *	65,384	6,225,865
Express Scripts Holding Co. *	207,389	13,978,019
HCA Holdings, Inc. *	95,600	7,316,268
HealthSouth Corp.	12,400	497,860
Henry Schein, Inc. *	25,919	3,867,115
Hill-Rom Holdings, Inc.	17,300	958,593
Hologic, Inc. *	76,970	2,771,690
Humana, Inc.	46,391	7,957,448
IDEXX Laboratories, Inc. *	29,996	3,213,771
Intuitive Surgical, Inc. *	11,841	7,958,099
Laboratory Corp. of America Holdings *	30,368	3,806,325
LivaNova plc *	12,000	680,160
McKesson Corp.	70,347	8,946,028
MEDNAX, Inc. *	28,208	1,727,740
Medtronic plc	438,922	36,000,382
Molina Healthcare, Inc. *	12,900	701,889
Patterson Cos., Inc.	22,600	965,246
Quest Diagnostics, Inc.	42,747	3,481,316
ResMed, Inc.	43,716	2,612,905
St. Jude Medical, Inc.	87,455	6,807,497
STERIS plc	28,000	1,870,960
Stryker Corp.	97,854	11,287,459
Teleflex, Inc.	13,846	1,981,778
The Cooper Cos., Inc.	14,400	2,534,976
UnitedHealth Group, Inc.	297,792	42,086,943
Universal Health Services, Inc., Class B	27,874	3,364,671
Varian Medical Systems, Inc. *	31,371	2,846,291
VCA, Inc. *	26,300	1,616,398
Security	Number of Shares	Value ($)
WellCare Health Plans, Inc. *	14,100	1,600,491
West Pharmaceutical Services, Inc.	22,500	1,710,675
Zimmer Biomet Holdings, Inc.	57,012	6,009,065
		333,126,836

Household & Personal Products 1.9%
Church & Dwight Co., Inc.	80,788	3,898,829
Colgate-Palmolive Co.	278,654	19,884,749
Edgewell Personal Care Co. *	19,900	1,500,460
Herbalife Ltd. *	20,100	1,219,668
Kimberly-Clark Corp.	113,204	12,951,670
Spectrum Brands Holdings, Inc.	8,200	1,108,968
The Clorox Co.	39,425	4,731,788
The Estee Lauder Cos., Inc., Class A	68,068	5,930,765
The Procter & Gamble Co.	841,119	73,009,129
		124,236,026

Insurance 3.0%
Aflac, Inc.	133,713	9,208,814
Alleghany Corp. *	5,186	2,677,065
Allied World Assurance Co. Holdings AG	24,700	1,061,606
American Financial Group, Inc.	21,805	1,624,473
American International Group, Inc.	329,276	20,316,329
American National Insurance Co.	3,100	363,196
AmTrust Financial Services, Inc.	17,000	448,630
Aon plc	85,303	9,454,132
Arch Capital Group Ltd. *	37,000	2,884,890
Arthur J. Gallagher & Co.	61,120	2,947,818
Aspen Insurance Holdings Ltd.	9,000	434,250
Assurant, Inc.	19,192	1,545,340
Assured Guaranty Ltd.	41,600	1,243,424
Axis Capital Holdings Ltd.	27,862	1,587,298
Brown & Brown, Inc.	39,476	1,455,085
Chubb Ltd.	142,702	18,123,154
Cincinnati Financial Corp.	48,417	3,426,955
CNA Financial Corp.	9,150	334,616
Endurance Specialty Holdings Ltd.	18,100	1,664,295
Erie Indemnity Co., Class A	8,285	848,301
Everest Re Group Ltd.	12,720	2,588,774
First American Financial Corp.	31,600	1,234,296
FNF Group	88,169	3,166,149
Lincoln National Corp.	78,159	3,836,825
Loews Corp.	82,358	3,543,865
Markel Corp. *	4,447	3,901,931
Marsh & McLennan Cos., Inc.	161,020	10,207,058
MetLife, Inc.	339,644	15,949,682
Old Republic International Corp.	70,509	1,188,782
Principal Financial Group, Inc.	88,009	4,805,291
ProAssurance Corp.	15,100	804,830
Prudential Financial, Inc.	137,597	11,666,850
Reinsurance Group of America, Inc.	19,510	2,104,349
RenaissanceRe Holdings Ltd.	13,907	1,728,501
RLI Corp.	11,300	629,862
The Allstate Corp.	119,698	8,127,494
The Hartford Financial Services Group, Inc.	124,095	5,473,830
The Progressive Corp.	181,542	5,720,388
The Travelers Cos., Inc.	94,147	10,184,822
Torchmark Corp.	33,597	2,130,386
Unum Group	78,214	2,768,776
Validus Holdings Ltd.	25,509	1,303,510
W. R. Berkley Corp.	32,225	1,840,048
White Mountains Insurance Group Ltd.	1,813	1,504,282

10
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Willis Towers Watson plc	42,266	5,321,289
XL Group Ltd.	93,067	3,229,425
		196,610,966

Materials 3.0%
Air Products & Chemicals, Inc.	61,778	8,242,421
Albemarle Corp.	46,839	3,913,399
AptarGroup, Inc.	18,200	1,300,208
Ashland Global Holdings, Inc.	20,300	2,268,119
Avery Dennison Corp.	26,560	1,853,622
Axalta Coating Systems Ltd. *	16,600	416,992
Ball Corp.	48,876	3,766,873
Bemis Co., Inc.	28,149	1,371,419
Berry Plastics Group, Inc. *	36,100	1,579,375
Celanese Corp., Series A	44,643	3,255,368
CF Industries Holdings, Inc.	74,560	1,790,186
Crown Holdings, Inc. *	47,376	2,570,148
E.I. du Pont de Nemours & Co.	273,217	18,794,597
Eastman Chemical Co.	45,762	3,290,745
Ecolab, Inc.	83,128	9,490,724
FMC Corp.	43,504	2,039,903
Freeport-McMoRan, Inc. *	354,957	3,968,419
Graphic Packaging Holding Co.	104,500	1,306,250
International Flavors & Fragrances, Inc.	24,408	3,192,078
International Paper Co.	126,807	5,710,119
LyondellBasell Industries N.V., Class A	111,800	8,893,690
Martin Marietta Materials, Inc.	21,449	3,976,216
Monsanto Co.	136,534	13,758,531
NewMarket Corp.	2,800	1,122,548
Newmont Mining Corp.	162,928	6,034,853
Nucor Corp.	99,976	4,883,828
Packaging Corp. of America	29,030	2,394,975
PPG Industries, Inc.	81,712	7,609,839
Praxair, Inc.	89,328	10,456,736
Reliance Steel & Aluminum Co.	19,922	1,370,235
RPM International, Inc.	44,600	2,120,284
Sealed Air Corp.	58,102	2,651,194
Sensient Technologies Corp.	13,500	1,005,885
Sonoco Products Co.	33,970	1,708,351
Steel Dynamics, Inc.	74,400	2,043,024
The Dow Chemical Co.	350,256	18,847,275
The Mosaic Co.	106,995	2,517,592
The Scotts Miracle-Gro Co., Class A	14,668	1,292,104
The Sherwin-Williams Co.	23,890	5,849,705
The Valspar Corp.	24,346	2,424,862
Vulcan Materials Co.	40,825	4,621,390
W.R. Grace & Co.	21,500	1,439,640
Westlake Chemical Corp.	14,000	725,060
WestRock Co.	77,542	3,581,665
		191,450,447

Media 3.1%
AMC Networks, Inc., Class A *	19,500	954,135
CBS Corp., Class B - Non Voting Shares	129,005	7,304,263
Charter Communications, Inc., Class A *	64,520	16,122,903
Cinemark Holdings, Inc.	34,600	1,377,080
Comcast Corp., Class A	760,023	46,984,622
Discovery Communications, Inc., Class A *	47,200	1,232,392
Discovery Communications, Inc., Class C *	74,700	1,875,717
DISH Network Corp., Class A *	67,372	3,945,304
Liberty Broadband Corp., Class C *	20,700	1,379,655
Liberty Global plc LiLAC., Class A *	9,886	273,249
Liberty Global plc LiLAC., Class C *	27,370	756,507
Liberty Global plc, Class A *	79,241	2,583,257
Liberty Global plc, Series C *	219,372	6,976,030
Security	Number of Shares	Value ($)
Liberty Media Corp. - Liberty Braves, Class A *	3,044	51,596
Liberty Media Corp. - Liberty Media, Class A *	7,611	211,814
Liberty Media Corp. - Liberty SiriusXM, Class A *	30,446	1,012,938
Liberty Media Corp. - Liberty SiriusXM, Class C *	62,700	2,081,013
Live Nation Entertainment, Inc. *	45,500	1,258,985
News Corp., Class A	118,782	1,439,638
News Corp., Class B	31,600	391,840
Omnicom Group, Inc.	73,888	5,897,740
Scripps Networks Interactive, Inc., Class A	30,900	1,988,724
Sirius XM Holdings, Inc.	688,800	2,872,296
Starz, Class A *	25,100	789,646
TEGNA, Inc.	73,854	1,449,015
The Interpublic Group of Cos., Inc.	127,164	2,847,202
The Madison Square Garden Co., Class A *	6,933	1,147,342
The Walt Disney Co.	470,260	43,588,399
Time Warner, Inc.	249,680	22,219,023
Tribune Media Co., Class A	23,200	756,320
Twenty-First Century Fox, Inc., Class A	353,928	9,297,689
Twenty-First Century Fox, Inc., Class B	109,000	2,876,510
Viacom, Inc., Class B	106,546	4,001,868
		197,944,712

Pharmaceuticals, Biotechnology & Life Sciences 8.3%
AbbVie, Inc.	505,126	28,175,928
ACADIA Pharmaceuticals, Inc. *	24,700	575,757
Agilent Technologies, Inc.	99,131	4,319,138
Akorn, Inc. *	14,000	335,300
Alexion Pharmaceuticals, Inc. *	70,304	9,174,672
Alkermes plc *	44,700	2,253,327
Allergan plc *	123,377	25,778,391
Alnylam Pharmaceuticals, Inc. *	12,100	430,760
Amgen, Inc.	235,202	33,201,114
Bio-Rad Laboratories, Inc., Class A *	6,900	1,090,752
Bio-Techne Corp.	12,563	1,306,426
Biogen, Inc. *	68,855	19,291,794
BioMarin Pharmaceutical, Inc. *	49,600	3,993,792
Bristol-Myers Squibb Co.	521,839	26,566,824
Bruker Corp.	33,900	694,611
Catalent, Inc. *	29,900	682,019
Celgene Corp. *	245,440	25,079,059
Charles River Laboratories International, Inc. *	14,400	1,092,672
Eli Lilly & Co.	305,871	22,585,515
Endo International plc *	40,000	750,000
Gilead Sciences, Inc.	426,544	31,406,435
Horizon Pharma plc *	44,800	749,056
Illumina, Inc. *	45,900	6,248,826
Incyte Corp. *	51,800	4,505,046
Intercept Pharmaceuticals, Inc. *(b)	6,000	742,440
Ionis Pharmaceuticals, Inc. *	15,000	389,700
Jazz Pharmaceuticals plc *	19,200	2,101,824
Johnson & Johnson	857,387	99,448,318
Juno Therapeutics, Inc. *	21,500	522,235
Kite Pharma, Inc. *(b)	12,800	566,912
Mallinckrodt plc *	35,320	2,093,063
Merck & Co., Inc.	873,418	51,287,105
Mettler-Toledo International, Inc. *	8,800	3,555,904
Mylan N.V. *	102,600	3,744,900
Neurocrine Biosciences, Inc. *	24,300	1,063,611
OPKO Health, Inc. *(b)	101,700	958,014
PAREXEL International Corp. *	17,300	1,007,898

11
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
PerkinElmer, Inc.	32,300	1,643,747
Perrigo Co., plc	29,400	2,445,786
Pfizer, Inc.	1,909,351	60,545,520
PRA Health Sciences, Inc. *	6,800	361,896
Prestige Brands Holdings, Inc. *	16,300	738,064
Quintiles IMS Holdings, Inc. *	38,946	2,793,986
Regeneron Pharmaceuticals, Inc. *	24,400	8,418,488
Seattle Genetics, Inc. *	33,600	1,737,120
The Medicines Co. *	21,500	708,425
Thermo Fisher Scientific, Inc.	123,798	18,202,020
Ultragenyx Pharmaceutical, Inc. *	10,900	642,991
United Therapeutics Corp. *	14,100	1,692,987
Vertex Pharmaceuticals, Inc. *	77,612	5,887,646
VWR Corp. *	27,000	742,770
Waters Corp. *	25,000	3,478,500
Zoetis, Inc.	144,700	6,916,660
		534,725,744

Real Estate 3.8%
Alexandria Real Estate Equities, Inc.	24,500	2,641,345
American Campus Communities, Inc.	44,400	2,313,684
American Homes 4 Rent, Class A	67,200	1,418,592
American Tower Corp.	133,189	15,608,419
Apartment Investment & Management Co., Class A	49,418	2,177,851
Apple Hospitality REIT, Inc.	46,300	834,789
AvalonBay Communities, Inc.	41,849	7,163,712
Boston Properties, Inc.	47,905	5,771,594
Brixmor Property Group, Inc.	103,700	2,636,054
Camden Property Trust	26,864	2,187,804
CBRE Group, Inc., Class A *	84,537	2,177,673
Columbia Property Trust, Inc.	35,400	746,232
Communications Sales & Leasing, Inc.	36,400	1,034,852
Crown Castle International Corp.	104,627	9,520,011
CubeSmart	50,100	1,306,107
DCT Industrial Trust, Inc.	27,600	1,290,300
DDR Corp.	91,800	1,403,622
Digital Realty Trust, Inc.	45,100	4,213,693
Douglas Emmett, Inc.	47,600	1,737,400
Duke Realty Corp.	104,537	2,733,643
EPR Properties	17,000	1,236,240
Equinix, Inc.	23,262	8,311,047
Equity Commonwealth *	40,300	1,217,463
Equity LifeStyle Properties, Inc.	23,400	1,774,656
Equity One, Inc.	30,800	877,800
Equity Residential	111,372	6,877,221
Essex Property Trust, Inc.	20,929	4,480,690
Extra Space Storage, Inc.	40,600	2,969,890
Federal Realty Investment Trust	21,596	3,136,387
Forest City Realty Trust, Inc., Class A	61,800	1,334,262
Gaming & Leisure Properties, Inc.	57,300	1,881,159
General Growth Properties, Inc.	187,700	4,683,115
Gramercy Property Trust	124,300	1,146,046
HCP, Inc.	144,480	4,948,440
Healthcare Realty Trust, Inc.	28,600	912,054
Healthcare Trust of America, Inc., Class A	36,800	1,126,080
Highwoods Properties, Inc.	31,600	1,568,308
Hospitality Properties Trust	52,081	1,424,936
Host Hotels & Resorts, Inc.	240,139	3,717,352
Iron Mountain, Inc.	77,466	2,612,928
Jones Lang LaSalle, Inc.	14,800	1,433,380
Kilroy Realty Corp.	27,700	1,989,691
Kimco Realty Corp.	126,531	3,366,990
Lamar Advertising Co., Class A	26,170	1,660,487
Liberty Property Trust	46,304	1,872,071
Life Storage, Inc.	12,700	1,024,255
Security	Number of Shares	Value ($)
Mid-America Apartment Communities, Inc.	23,900	2,216,725
National Retail Properties, Inc.	43,000	1,961,660
Omega Healthcare Investors, Inc.	71,900	2,288,577
Outfront Media, Inc.	42,000	903,420
Paramount Group, Inc.	48,500	754,175
Piedmont Office Realty Trust, Inc., Class A	72,100	1,476,608
Post Properties, Inc.	17,000	1,118,430
Prologis, Inc.	162,080	8,454,093
Public Storage	46,709	9,982,647
Realty Income Corp.	76,400	4,525,936
Regency Centers Corp.	30,582	2,204,045
Retail Properties of America, Inc., Class A	70,000	1,089,900
Senior Housing Properties Trust	69,500	1,478,265
Simon Property Group, Inc.	97,150	18,066,014
SL Green Realty Corp.	31,851	3,128,405
Spirit Realty Capital, Inc.	146,700	1,747,197
STORE Capital Corp.	39,500	1,077,955
Sun Communities, Inc.	23,200	1,784,776
Tanger Factory Outlet Centers, Inc.	30,900	1,075,320
Taubman Centers, Inc.	19,800	1,434,708
The Howard Hughes Corp. *	11,500	1,263,045
The Macerich Co.	40,745	2,883,931
UDR, Inc.	85,262	2,981,612
Ventas, Inc.	107,029	7,251,215
VEREIT, Inc.	208,200	1,957,080
Vornado Realty Trust	54,334	5,041,109
Weingarten Realty Investors	43,602	1,578,828
Welltower, Inc.	111,421	7,635,681
Weyerhaeuser Co.	243,126	7,276,761
WP Carey, Inc.	29,500	1,791,830
		242,930,273

Retailing 5.3%
Advance Auto Parts, Inc.	22,622	3,168,890
Amazon.com, Inc. *	121,041	95,600,603
American Eagle Outfitters, Inc.	54,400	926,976
AutoNation, Inc. *	10,166	445,982
AutoZone, Inc. *	9,533	7,075,011
Bed Bath & Beyond, Inc.	51,220	2,070,312
Best Buy Co., Inc.	85,826	3,339,490
Burlington Stores, Inc. *	26,100	1,955,934
CarMax, Inc. *	61,400	3,066,316
CST Brands, Inc.	10,000	480,200
Dick's Sporting Goods, Inc.	26,700	1,485,855
Dollar General Corp.	93,200	6,439,188
Dollar Tree, Inc. *	71,418	5,395,630
Expedia, Inc.	36,404	4,704,489
Foot Locker, Inc.	40,809	2,724,817
GameStop Corp., Class A	31,900	767,195
Genuine Parts Co.	45,830	4,151,740
Kohl's Corp.	56,465	2,470,344
L Brands, Inc.	78,823	5,690,232
Liberty Interactive Corp., QVC Group, Class A *	136,208	2,518,486
Liberty Ventures, Series A *	44,681	1,782,772
LKQ Corp. *	99,600	3,215,088
Lowe's Cos., Inc.	288,436	19,224,259
Macy's, Inc.	93,676	3,418,237
Netflix, Inc. *	134,800	16,832,476
Nordstrom, Inc.	41,600	2,163,200
O'Reilly Automotive, Inc. *	30,466	8,056,429
Penske Automotive Group, Inc.	15,300	684,675
Pool Corp.	13,000	1,203,540
Ross Stores, Inc.	127,624	7,981,605
Sally Beauty Holdings, Inc. *	50,000	1,297,000
Signet Jewelers Ltd. (b)	24,300	1,974,618

12
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Staples, Inc.	197,970	1,464,978
Target Corp.	190,562	13,097,326
The Gap, Inc.	72,255	1,993,515
The Home Depot, Inc.	392,035	47,832,190
The Priceline Group, Inc. *	15,546	22,918,380
The TJX Cos., Inc.	207,290	15,287,638
Tiffany & Co.	33,573	2,464,930
Tractor Supply Co.	41,400	2,592,882
TripAdvisor, Inc. *	33,200	2,140,736
Ulta Salon, Cosmetics & Fragrance, Inc. *	19,900	4,842,466
Urban Outfitters, Inc. *	27,996	936,466
Williams-Sonoma, Inc.	25,300	1,169,366
		339,052,462

Semiconductors & Semiconductor Equipment 3.1%
Analog Devices, Inc.	95,674	6,132,704
Applied Materials, Inc.	354,889	10,320,172
Broadcom Ltd.	122,770	20,905,276
Cavium, Inc. *	15,000	846,750
Cypress Semiconductor Corp.	105,500	1,051,835
Integrated Device Technology, Inc. *	47,100	975,441
Intel Corp.	1,472,780	51,355,839
KLA-Tencor Corp.	47,638	3,578,090
Lam Research Corp.	48,319	4,680,178
Linear Technology Corp.	77,466	4,652,608
Marvell Technology Group Ltd.	114,162	1,487,531
Maxim Integrated Products, Inc.	93,500	3,705,405
Microchip Technology, Inc.	68,648	4,156,636
Micron Technology, Inc. *	333,400	5,721,144
Microsemi Corp. *	35,700	1,504,041
NVIDIA Corp.	156,999	11,172,049
ON Semiconductor Corp. *	126,800	1,479,756
Qorvo, Inc. *	18,100	1,007,265
QUALCOMM, Inc.	468,578	32,200,680
Skyworks Solutions, Inc.	59,900	4,608,706
Teradyne, Inc.	62,600	1,457,954
Texas Instruments, Inc.	314,775	22,301,809
Versum Materials, Inc. *	30,889	701,180
Xilinx, Inc.	78,605	3,998,636
		200,001,685

Software & Services 13.0%
Accenture plc, Class A	195,400	22,713,296
Activision Blizzard, Inc.	187,838	8,108,967
Adobe Systems, Inc. *	155,313	16,697,701
Akamai Technologies, Inc. *	55,509	3,856,210
Alliance Data Systems Corp.	17,871	3,654,083
Alphabet, Inc., Class A *	91,788	74,339,101
Alphabet, Inc., Class C *	93,332	73,222,687
Amdocs Ltd.	46,200	2,700,390
ANSYS, Inc. *	27,400	2,502,990
Aspen Technology, Inc. *	24,400	1,201,456
Autodesk, Inc. *	69,872	5,050,348
Automatic Data Processing, Inc.	143,151	12,462,726
Blackbaud, Inc.	13,800	847,320
Booz Allen Hamilton Holding Corp.	38,600	1,176,142
Broadridge Financial Solutions, Inc.	36,400	2,353,624
CA, Inc.	88,681	2,726,054
Cadence Design Systems, Inc. *	92,587	2,368,376
CDK Global, Inc.	51,400	2,806,954
Citrix Systems, Inc. *	48,200	4,087,360
Cognizant Technology Solutions Corp., Class A *	191,832	9,850,573
CommerceHub, Inc., Series A *	4,468	67,109
CommerceHub, Inc., Series C *	8,936	134,487
Computer Sciences Corp.	42,331	2,304,923
Security	Number of Shares	Value ($)
CoreLogic, Inc. *	26,700	1,136,352
CoStar Group, Inc. *	10,600	1,983,472
CSRA, Inc.	42,331	1,062,085
Dell Technologies, Inc., Class V *	68,004	3,338,316
DST Systems, Inc.	10,980	1,055,837
eBay, Inc. *	336,070	9,581,356
Electronic Arts, Inc. *	98,381	7,724,876
EPAM Systems, Inc. *	5,900	379,783
Euronet Worldwide, Inc. *	15,400	1,225,070
Facebook, Inc., Class A *	719,400	94,234,206
Fair Isaac Corp.	9,300	1,122,324
Fidelity National Information Services, Inc.	94,108	6,956,463
First Data Corp., Class A *	25,000	349,750
Fiserv, Inc. *	70,978	6,989,913
FleetCor Technologies, Inc. *	24,100	4,224,730
Fortinet, Inc. *	44,600	1,429,876
Gartner, Inc. *	26,400	2,271,456
Genpact Ltd. *	44,550	1,024,205
Global Payments, Inc.	47,099	3,415,620
Guidewire Software, Inc. *	21,100	1,212,195
IAC/InterActiveCorp	25,730	1,658,041
International Business Machines Corp.	277,840	42,701,230
Intuit, Inc.	82,344	8,954,087
j2 Global, Inc.	5,800	412,670
Jack Henry & Associates, Inc.	24,200	1,960,684
LinkedIn Corp., Class A *	35,900	6,806,640
Manhattan Associates, Inc. *	24,200	1,225,488
MasterCard, Inc., Class A	305,410	32,684,978
MAXIMUS, Inc.	9,300	484,158
Microsoft Corp.	2,430,038	145,607,877
NetSuite, Inc. *	9,800	912,576
Oracle Corp.	958,410	36,822,112
Paychex, Inc.	102,528	5,659,546
PayPal Holdings, Inc. *	348,370	14,513,094
PTC, Inc. *	39,700	1,883,368
Rackspace Hosting, Inc. *	15,000	479,100
Red Hat, Inc. *	57,283	4,436,568
Sabre Corp.	65,300	1,686,699
salesforce.com, Inc. *	199,040	14,959,846
ServiceNow, Inc. *	45,800	4,026,278
Splunk, Inc. *	33,800	2,034,422
SS&C Technologies Holdings, Inc.	49,000	1,564,570
Symantec Corp.	196,689	4,923,126
Synopsys, Inc. *	48,700	2,888,397
Syntel, Inc.	11,300	227,130
Tableau Software, Inc., Class A *	8,000	384,400
Take-Two Interactive Software, Inc. *	25,200	1,118,628
Teradata Corp. *	35,844	966,354
The Ultimate Software Group, Inc. *	8,900	1,877,811
The Western Union Co.	163,440	3,280,241
Total System Services, Inc.	55,100	2,748,388
Twitter, Inc. *	109,300	1,961,935
Tyler Technologies, Inc. *	9,300	1,491,720
Vantiv, Inc., Class A *	51,300	2,993,868
VeriSign, Inc. *	29,605	2,487,412
Visa, Inc., Class A	601,900	49,662,769
VMware, Inc., Class A *(b)	24,100	1,894,260
WEX, Inc. *	13,100	1,429,210
Workday, Inc., Class A *	30,700	2,661,076
Xerox Corp.	293,045	2,863,050
Yahoo! Inc. *	274,179	11,392,137
		834,676,706

Technology Hardware & Equipment 5.2%
Amphenol Corp., Class A	92,240	6,081,383
Apple, Inc.	1,680,974	190,857,788
Arista Networks, Inc. *	10,800	915,300

13
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
ARRIS International plc *	55,100	1,530,678
Arrow Electronics, Inc. *	28,800	1,760,256
Avnet, Inc.	42,546	1,784,805
Brocade Communications Systems, Inc.	127,300	1,349,380
CDW Corp.	42,900	1,926,639
Cisco Systems, Inc.	1,571,015	48,198,740
Cognex Corp.	26,700	1,377,720
CommScope Holding Co., Inc. *	49,700	1,518,335
Corning, Inc.	345,763	7,852,278
F5 Networks, Inc. *	23,200	3,206,472
FLIR Systems, Inc.	38,200	1,257,544
Harris Corp.	38,807	3,461,973
Hewlett Packard Enterprise Co.	538,668	12,103,870
HP, Inc.	541,668	7,848,769
Ingram Micro, Inc., Class A	43,351	1,612,657
IPG Photonics Corp. *	12,900	1,251,429
Jabil Circuit, Inc.	62,300	1,329,482
Juniper Networks, Inc.	110,994	2,923,582
Keysight Technologies, Inc. *	24,100	790,480
Motorola Solutions, Inc.	49,912	3,622,613
National Instruments Corp.	31,200	876,408
NCR Corp. *	38,744	1,357,977
NetApp, Inc.	88,200	2,993,508
NetScout Systems, Inc. *	30,300	831,735
Palo Alto Networks, Inc. *	22,300	3,430,409
Seagate Technology plc	92,137	3,161,220
SYNNEX Corp.	9,300	953,622
TE Connectivity Ltd.	119,000	7,481,530
Trimble, Inc. *	84,000	2,321,760
ViaSat, Inc. *	13,600	960,976
Western Digital Corp.	86,893	5,078,027
Zebra Technologies Corp., Class A *	7,000	460,880
		334,470,225

Telecommunication Services 2.4%
AT&T, Inc.	1,934,941	71,186,479
CenturyLink, Inc.	168,111	4,468,390
Frontier Communications Corp.	138,406	556,392
Level 3 Communications, Inc. *	91,920	5,161,308
SBA Communications Corp., Class A *	38,300	4,338,624
Sprint Corp. *	150,000	924,000
T-Mobile US, Inc. *	90,900	4,520,457
Verizon Communications, Inc.	1,272,057	61,185,942
Zayo Group Holdings, Inc. *	12,900	415,122
		152,756,714

Transportation 2.1%
Alaska Air Group, Inc.	38,800	2,802,136
AMERCO	2,000	644,780
American Airlines Group, Inc.	151,900	6,167,140
Avis Budget Group, Inc. *	34,800	1,126,128
C.H. Robinson Worldwide, Inc.	43,348	2,952,866
CSX Corp.	294,626	8,989,039
Delta Air Lines, Inc.	244,400	10,208,588
Expeditors International of Washington, Inc.	59,698	3,072,656
FedEx Corp.	79,528	13,863,321
Genesee & Wyoming, Inc., Class A *	19,900	1,352,006
Hertz Global Holdings, Inc. *	7,000	232,050
JB Hunt Transport Services, Inc.	26,491	2,161,931
JetBlue Airways Corp. *	75,900	1,326,732
Kansas City Southern	33,100	2,904,856
Kirby Corp. *	18,900	1,114,155
Macquarie Infrastructure Corp.	23,100	1,889,811
Norfolk Southern Corp.	93,086	8,656,998
Old Dominion Freight Line, Inc. *	19,400	1,448,792
Security	Number of Shares	Value ($)
Ryder System, Inc.	16,964	1,177,132
Southwest Airlines Co.	201,388	8,065,589
Union Pacific Corp.	263,024	23,193,456
United Continental Holdings, Inc. *	114,782	6,454,192
United Parcel Service, Inc., Class B	216,935	23,376,916
		133,181,270

Utilities 3.4%
AES Corp.	196,502	2,312,828
Alliant Energy Corp.	74,800	2,846,140
Ameren Corp.	78,585	3,925,321
American Electric Power Co., Inc.	153,071	9,925,124
American Water Works Co., Inc.	54,500	4,035,180
Aqua America, Inc.	58,917	1,808,752
Atmos Energy Corp.	30,718	2,285,112
Calpine Corp. *	30,000	357,000
CenterPoint Energy, Inc.	133,911	3,053,171
CMS Energy Corp.	85,733	3,613,646
Consolidated Edison, Inc.	89,906	6,792,398
Dominion Resources, Inc.	200,608	15,085,722
DTE Energy Co.	55,897	5,366,671
Duke Energy Corp.	213,295	17,067,866
Edison International	99,454	7,307,880
Entergy Corp.	57,362	4,226,432
Eversource Energy	101,312	5,578,239
Exelon Corp.	284,519	9,693,562
FirstEnergy Corp.	127,391	4,368,237
Great Plains Energy, Inc.	52,000	1,478,880
IDACORP, Inc.	19,800	1,552,122
MDU Resources Group, Inc.	64,217	1,683,128
National Fuel Gas Co.	28,047	1,469,102
New Jersey Resources Corp.	26,100	886,095
NextEra Energy, Inc.	145,308	18,599,424
NiSource, Inc.	95,880	2,230,169
NorthWestern Corp.	14,000	805,700
OGE Energy Corp.	66,760	2,072,230
ONE Gas, Inc.	16,000	980,480
PG&E Corp.	158,237	9,829,682
Pinnacle West Capital Corp.	32,687	2,488,461
Portland General Electric Co.	27,200	1,187,008
PPL Corp.	211,761	7,271,873
Public Service Enterprise Group, Inc.	156,372	6,580,134
SCANA Corp.	44,531	3,266,794
Sempra Energy	82,678	8,854,814
Southwest Gas Corp.	14,200	1,028,932
Spire, Inc.	12,900	810,120
The Southern Co.	313,618	16,173,280
UGI Corp.	50,172	2,322,462
Vectren Corp.	22,800	1,147,068
WEC Energy Group, Inc.	96,477	5,761,606
Westar Energy, Inc.	48,700	2,791,484
WGL Holdings, Inc.	15,100	952,357
Xcel Energy, Inc.	160,409	6,664,994
		218,537,680
Total Common Stock
(Cost $1,927,957,536)		6,404,137,765

Other Investment Companies 0.6% of net assets

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25% (c)	22,977,593	22,977,593

14
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Securities Lending Collateral 0.2%
Wells Fargo Government Money Market Fund, Select Class 0.32% (c)	14,824,150	14,824,150
Total Other Investment Companies
(Cost $37,801,743)		37,801,743

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $1,946,075,504 and the unrealized appreciation and depreciation were $4,517,631,042 and ($21,767,038), respectively, with a net unrealized appreciation of $4,495,864,004.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $14,532,147.
(c)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 12/16/16	280	29,681,400	1,633
15
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.0%	Common Stock	2,015,427,364	2,592,562,813
0.0%	Rights	462,875	503,531
2.8%	Other Investment Company	71,694,474	71,694,474
1.1%	Short-Term Investments	29,131,264	29,131,264
102.9%	Total Investments	2,116,715,977	2,693,892,082
(2.9%)	Other Assets and Liabilities, Net		(75,180,713)
100.0%	Net Assets		2,618,711,369

Security	Number of Shares	Value ($)
Common Stock 99.0% of net assets

Automobiles & Components 1.3%
American Axle & Manufacturing Holdings, Inc. *	122,400	2,193,408
Cooper Tire & Rubber Co.	85,699	3,149,438
Cooper-Standard Holding, Inc. *	22,600	2,062,702
Dana, Inc.	235,129	3,639,797
Dorman Products, Inc. *	40,500	2,601,720
Drew Industries, Inc.	37,000	3,313,350
Federal-Mogul Holdings Corp. *	44,553	412,561
Fox Factory Holding Corp. *	34,400	746,480
Gentherm, Inc. *	55,300	1,556,695
Horizon Global Corp. *	26,800	537,072
Metaldyne Performance Group, Inc.	27,300	421,785
Modine Manufacturing Co. *	73,100	800,445
Motorcar Parts of America, Inc. *	31,200	818,688
Spartan Motors, Inc.	51,800	442,890
Standard Motor Products, Inc.	35,200	1,721,280
Stoneridge, Inc. *	42,600	631,332
Strattec Security Corp.	5,100	181,050
Superior Industries International, Inc.	37,500	918,750
Tenneco, Inc. *	88,228	4,858,716
Tower International, Inc.	30,200	655,340
Unique Fabricating, Inc.	10,200	127,398
Winnebago Industries, Inc.	43,600	1,231,700
Workhorse Group, Inc. *	18,500	122,840
		33,145,437

Banks 12.5%
1st Source Corp.	26,203	905,576
Access National Corp.	14,138	333,233
ACNB Corp. (b)	8,600	231,340
Allegiance Bancshares, Inc. *	17,100	450,585
American National Bankshares, Inc.	10,700	289,435
Ameris Bancorp	51,500	1,869,450
Ames National Corp.	15,500	420,050
Arrow Financial Corp.	19,794	625,490
Astoria Financial Corp.	138,600	2,027,718
Atlantic Capital Bancshares, Inc. *	26,200	394,310
Banc of California, Inc.	74,900	996,170
BancFirst Corp.	12,316	883,057
Banco Latinoamericano de Comercio Exterior, S.A., Class E	50,257	1,355,431
Security	Number of Shares	Value ($)
BancorpSouth, Inc.	138,600	3,257,100
Bank Mutual Corp.	71,800	560,040
Bank of Marin Bancorp	9,100	461,825
Bank of the Ozarks, Inc.	138,768	5,128,865
BankFinancial Corp.	28,200	354,474
Bankwell Financial Group, Inc.	7,700	189,882
Banner Corp.	47,757	2,155,751
Bar Harbor Bankshares	8,070	293,345
Bear State Financial, Inc.	31,000	274,040
Beneficial Bancorp, Inc.	113,011	1,638,659
Berkshire Hills Bancorp, Inc.	48,100	1,421,355
Blue Hills Bancorp, Inc.	43,900	682,645
BNC Bancorp	62,987	1,568,376
BofI Holding, Inc. *(b)	95,880	1,786,244
Boston Private Financial Holdings, Inc.	127,100	1,671,365
Bridge Bancorp, Inc.	26,000	716,300
Brookline Bancorp, Inc.	105,522	1,350,682
Bryn Mawr Bank Corp.	27,200	854,080
BSB Bancorp, Inc. *	8,867	217,242
C&F Financial Corp.	4,700	196,460
Camden National Corp.	22,050	728,091
Capital Bank Financial Corp., Class A	32,100	1,051,275
Capital City Bank Group, Inc.	15,300	230,112
Capitol Federal Financial, Inc.	200,857	2,946,572
Cardinal Financial Corp.	48,200	1,266,696
Carolina Financial Corp.	15,600	355,680
Cascade Bancorp *	55,003	336,068
Cathay General Bancorp	115,726	3,465,994
CenterState Banks, Inc.	70,500	1,316,940
Central Pacific Financial Corp.	44,100	1,130,283
Central Valley Community Bancorp	13,500	193,320
Century Bancorp, Inc., Class A	4,700	213,145
Charter Financial Corp.	24,859	314,466
Chemical Financial Corp.	101,263	4,349,246
Chemung Financial Corp.	4,500	128,250
Citizens & Northern Corp.	20,300	424,676
City Holding Co.	24,800	1,296,296
Clifton Bancorp, Inc.	38,861	594,185
CNB Financial Corp.	20,700	404,685
CoBiz Financial, Inc.	60,600	770,832
Codorus Valley Bancorp, Inc.	10,920	228,228
Columbia Banking System, Inc.	92,500	3,054,350
Community Bank System, Inc.	67,022	3,157,406
Community Trust Bancorp, Inc.	25,180	920,329
CommunityOne Bancorp *(a)(f)	23,300	328,122
ConnectOne Bancorp, Inc.	46,340	850,339
County Bancorp, Inc.	7,500	147,750
CU Bancorp *	25,400	596,900
Customers Bancorp, Inc. *	41,850	1,132,879
CVB Financial Corp.	162,619	2,728,747
Dime Community Bancshares, Inc.	50,600	819,720
Eagle Bancorp, Inc. *	45,780	2,250,087
Enterprise Bancorp, Inc.	14,531	379,259
Enterprise Financial Services Corp.	32,400	1,072,440
Equity Bancshares, Inc., Class A *	5,500	143,165
ESSA Bancorp, Inc.	12,500	168,500
Essent Group Ltd. *	114,100	3,016,804
EverBank Financial Corp.	166,500	3,215,115
F.N.B. Corp.	333,026	4,352,650

16
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Farmers Capital Bank Corp.	13,815	433,791
Farmers National Banc Corp.	36,500	383,250
FCB Financial Holdings, Inc., Class A *	47,169	1,759,404
Federal Agricultural Mortgage Corp., Class C	15,800	645,114
Fidelity Southern Corp.	28,448	518,607
Financial Institutions, Inc.	22,900	614,865
First Bancorp (North Carolina)	31,600	624,732
First BanCorp (Puerto Rico) *	187,700	962,901
First Bancorp, Inc.	18,296	433,066
First Busey Corp.	46,100	1,065,371
First Business Financial Services, Inc.	11,600	218,660
First Citizens BancShares, Inc., Class A	12,041	3,503,931
First Commonwealth Financial Corp.	144,929	1,472,479
First Community Bancshares, Inc.	24,600	557,190
First Community Financial Partners, Inc. *	20,900	199,595
First Connecticut Bancorp, Inc.	23,900	424,225
First Defiance Financial Corp.	12,700	501,396
First Financial Bancorp	98,289	2,113,213
First Financial Bankshares, Inc.	98,762	3,575,184
First Financial Corp.	17,700	709,770
First Financial Northwest, Inc.	10,300	163,770
First Foundation, Inc. *	19,700	487,378
First Internet Bancorp	7,900	207,375
First Interstate BancSystem, Inc., Class A	28,833	919,773
First Merchants Corp.	60,900	1,714,335
First Mid-Illinois Bancshares, Inc.	13,700	362,913
First Midwest Bancorp, Inc.	121,763	2,351,244
First NBC Bank Holding Co. *	21,900	118,260
First Northwest Bancorp *	15,400	210,826
Flagstar Bancorp, Inc. *	33,700	924,391
Flushing Financial Corp.	47,500	1,017,450
Franklin Financial Network, Inc. *	14,664	478,046
Fulton Financial Corp.	266,649	3,973,070
German American Bancorp, Inc.	20,700	805,851
Glacier Bancorp, Inc.	116,611	3,295,427
Great Southern Bancorp, Inc.	16,300	674,005
Great Western Bancorp, Inc.	89,717	2,892,476
Green Bancorp, Inc. *	29,200	302,220
Guaranty Bancorp	20,920	397,480
Hancock Holding Co.	118,626	3,979,902
Hanmi Financial Corp.	51,600	1,290,000
HarborOne Bancorp, Inc. *	25,100	428,457
Heartland Financial USA, Inc.	33,100	1,239,595
Heritage Commerce Corp.	39,500	428,575
Heritage Financial Corp.	45,545	838,028
Heritage Oaks Bancorp	27,600	219,420
Hilltop Holdings, Inc. *	114,813	2,835,881
Hingham Institution for Savings	2,496	358,051
Home Bancorp, Inc.	7,300	209,583
Home BancShares, Inc.	184,660	3,972,037
HomeStreet, Inc. *	34,122	940,061
HomeTrust Bancshares, Inc. *	29,400	546,840
Hope Bancorp, Inc.	196,779	3,176,013
Horizon Bancorp	19,900	577,100
IBERIABANK Corp.	62,275	4,088,354
Impac Mortgage Holdings, Inc. *	12,642	200,376
Independent Bank Corp., Massachusetts	39,800	2,194,970
Independent Bank Corp., Michigan	33,600	564,480
Independent Bank Group, Inc.	17,200	830,760
International Bancshares Corp.	82,360	2,540,806
Investors Bancorp, Inc.	459,714	5,636,094
Kearny Financial Corp.	144,832	2,020,406
Lake Sunapee Bank Group	10,400	189,488
Lakeland Bancorp, Inc.	65,597	928,198
Lakeland Financial Corp.	39,000	1,436,760
LCNB Corp.	12,200	209,840
LegacyTexas Financial Group, Inc.	71,900	2,459,699
Security	Number of Shares	Value ($)
LendingTree, Inc. *(b)	10,000	798,500
Live Oak Bancshares, Inc.	30,100	480,095
Macatawa Bank Corp.	39,500	321,135
MainSource Financial Group, Inc.	33,544	837,258
MB Financial, Inc.	118,187	4,300,825
MBT Financial Corp.	27,100	238,480
Mercantile Bank Corp.	25,300	696,256
Merchants Bancshares, Inc.	9,946	427,678
Meridian Bancorp, Inc.	74,844	1,193,762
Meta Financial Group, Inc.	13,400	981,550
MGIC Investment Corp. *	533,545	4,353,727
Middleburg Financial Corp.	7,200	218,304
Midland States Bancorp, Inc.	5,700	145,521
MidWestOne Financial Group, Inc.	11,300	328,604
MutualFirst Financial, Inc.	8,100	221,535
National Bank Holdings Corp., Class A	41,100	1,000,374
National Bankshares, Inc. (b)	9,300	323,175
National Commerce Corp. *	10,932	309,376
Nationstar Mortgage Holdings, Inc. *	55,197	834,027
NBT Bancorp, Inc.	66,723	2,249,232
Nicolet Bankshares, Inc. *	10,000	387,600
NMI Holdings, Inc., Class A *	74,100	566,865
Northfield Bancorp, Inc.	64,186	1,055,860
Northrim BanCorp, Inc.	10,000	245,500
Northwest Bancshares, Inc.	149,109	2,346,976
OceanFirst Financial Corp.	34,200	707,256
Ocwen Financial Corp. *	157,909	674,271
OFG Bancorp	64,500	686,925
Old Line Bancshares, Inc.	12,300	242,126
Old National Bancorp	204,109	3,000,402
Old Second Bancorp, Inc.	41,624	322,586
Opus Bank	25,642	514,122
Oritani Financial Corp.	59,950	938,217
Orrstown Financial Services, Inc.	11,100	231,990
Pacific Continental Corp.	32,400	555,660
Pacific Mercantile Bancorp *	21,300	119,280
Pacific Premier Bancorp, Inc. *	44,300	1,145,155
Park National Corp.	20,653	2,001,895
Park Sterling Corp.	71,600	616,476
Peapack-Gladstone Financial Corp.	22,400	473,760
Penns Woods Bancorp, Inc.	7,100	301,750
PennyMac Financial Services, Inc., Class A *	18,200	311,220
People's Utah Bancorp	17,600	352,880
Peoples Bancorp, Inc.	28,000	693,560
Peoples Financial Services Corp.	11,100	442,224
PHH Corp. *	83,463	1,211,883
Pinnacle Financial Partners, Inc.	65,520	3,380,832
Preferred Bank	19,800	750,816
Premier Financial Bancorp, Inc.	12,100	203,522
PrivateBancorp, Inc.	122,776	5,554,386
Prosperity Bancshares, Inc.	105,795	5,868,449
Provident Bancorp, Inc. *	8,700	139,635
Provident Financial Holdings, Inc.	7,600	145,008
Provident Financial Services, Inc.	94,451	2,143,093
QCR Holdings, Inc.	17,862	580,515
Radian Group, Inc.	345,240	4,691,812
Renasant Corp.	64,366	2,171,709
Republic Bancorp, Inc., Class A	16,100	509,404
Republic First Bancorp, Inc. *	52,500	207,375
S&T Bancorp, Inc.	52,581	1,650,518
Sandy Spring Bancorp, Inc.	37,500	1,188,750
Seacoast Banking Corp. of Florida *	44,520	775,093
ServisFirst Bancshares, Inc.	36,240	1,962,034
Shore Bancshares, Inc.	18,700	238,799
SI Financial Group, Inc.	13,600	177,480
Sierra Bancorp	15,900	283,974
Simmons First National Corp., Class A	46,784	2,308,790

17
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
South State Corp.	37,563	2,755,246
Southern First Bancshares, Inc. *	8,800	233,640
Southern Missouri Bancorp, Inc.	7,800	191,802
Southern National Bancorp of Virginia, Inc.	15,700	205,984
Southside Bancshares, Inc.	39,303	1,282,064
Southwest Bancorp, Inc.	32,600	607,990
State Bank Financial Corp.	56,700	1,250,235
Sterling Bancorp	197,605	3,556,890
Stock Yards Bancorp, Inc.	35,430	1,208,163
Stonegate Bank	18,600	644,304
Suffolk Bancorp	19,300	694,800
Summit Financial Group, Inc.	12,800	253,056
Sun Bancorp, Inc.	17,780	408,940
Territorial Bancorp, Inc.	12,200	347,944
Texas Capital Bancshares, Inc. *	71,800	4,257,740
The Bancorp, Inc. *	78,100	486,563
The First of Long Island Corp.	19,500	623,025
Tompkins Financial Corp.	23,042	1,826,770
Towne Bank	86,456	2,144,109
TriCo Bancshares	34,700	913,304
TriState Capital Holdings, Inc. *	32,400	571,860
Triumph Bancorp, Inc. *	22,100	411,060
TrustCo Bank Corp.	147,155	1,030,085
Trustmark Corp.	105,477	2,919,603
UMB Financial Corp.	71,500	4,436,575
Umpqua Holdings Corp.	337,388	5,155,289
Union Bankshares Corp.	69,268	1,934,655
Union Bankshares, Inc. (b)	5,900	194,700
United Bankshares, Inc.	101,648	3,832,130
United Community Banks, Inc.	111,400	2,402,898
United Community Financial Corp.	71,100	522,585
United Financial Bancorp, Inc.	79,107	1,163,664
Univest Corp. of Pennsylvania	38,375	911,406
Valley National Bancorp	393,970	3,884,544
Veritex Holdings, Inc. *	12,700	223,901
Walker & Dunlop, Inc. *	42,145	1,014,430
Walter Investment Management Corp. *(b)	57,403	287,015
Washington Federal, Inc.	143,101	3,899,502
Washington Trust Bancorp, Inc.	24,100	1,106,190
WashingtonFirst Bankshares, Inc. (b)	12,000	293,400
Waterstone Financial, Inc.	45,557	772,191
Webster Financial Corp.	144,627	5,842,931
WesBanco, Inc.	61,495	2,023,800
West Bancorp, Inc.	20,800	401,440
Westamerica Bancorp	38,600	1,913,016
Western New England Bancorp, Inc.	19,100	150,890
Wintrust Financial Corp.	79,366	4,281,796
WSFS Financial Corp.	46,100	1,615,805
Xenith Bankshares, Inc. *	74,100	173,394
Yadkin Financial Corp.	75,712	2,100,251
		326,694,407

Capital Goods 8.8%
AAON, Inc.	61,487	1,841,536
AAR Corp.	50,920	1,638,096
Actuant Corp., Class A	91,423	2,038,733
Advanced Drainage Systems, Inc.	53,315	1,018,317
Aegion Corp. *	54,400	1,006,944
Aerojet Rocketdyne Holdings, Inc. *	92,100	1,620,960
Aerovironment, Inc. *	30,400	729,296
Aircastle Ltd.	75,000	1,541,250
Alamo Group, Inc.	15,800	1,025,736
Albany International Corp., Class A	42,900	1,748,175
Allied Motion Technologies, Inc.	7,974	157,726
Altra Industrial Motion Corp.	39,600	1,168,200
Security	Number of Shares	Value ($)
Ameresco, Inc., Class A *	27,700	132,960
American Railcar Industries, Inc.	11,431	420,432
American Superconductor Corp. *	19,200	123,072
American Woodmark Corp. *	22,300	1,665,810
Apogee Enterprises, Inc.	46,500	1,894,875
Applied Industrial Technologies, Inc.	57,510	2,921,508
Argan, Inc.	19,900	1,131,315
Armstrong Flooring, Inc. *	35,700	577,983
Astec Industries, Inc.	30,895	1,710,347
Astronics Corp. *	30,492	1,128,814
Atkore International Group, Inc. *	21,400	402,320
AZZ, Inc.	38,900	2,071,425
Babcock & Wilcox Enterprises, Inc. *	70,200	1,104,948
Barnes Group, Inc.	77,740	3,097,162
Beacon Roofing Supply, Inc. *	91,882	3,862,719
Blue Bird Corp. *	7,000	103,250
BMC Stock Holdings, Inc. *	85,100	1,408,405
Briggs & Stratton Corp.	69,593	1,295,822
Builders FirstSource, Inc. *	129,800	1,255,166
Caesarstone Ltd. *	36,600	1,293,810
CAI International, Inc. *	24,500	186,445
Chart Industries, Inc. *	49,302	1,367,637
CIRCOR International, Inc.	26,300	1,414,414
CLARCOR, Inc.	74,965	4,663,573
Columbus McKinnon Corp.	30,600	596,394
Comfort Systems USA, Inc.	57,000	1,644,450
Continental Building Products, Inc. *	54,644	1,117,470
CSW Industrials, Inc. *	21,700	671,615
Cubic Corp.	38,415	1,640,320
Curtiss-Wright Corp.	69,240	6,205,289
DigitalGlobe, Inc. *	99,427	2,495,618
Douglas Dynamics, Inc.	35,800	1,149,180
Ducommun, Inc. *	15,100	287,504
DXP Enterprises, Inc. *	18,300	398,757
Dycom Industries, Inc. *	47,757	3,673,946
Dynamic Materials Corp.	22,100	239,785
EMCOR Group, Inc.	95,397	5,767,703
Encore Wire Corp.	32,995	1,126,779
Energous Corp. *(b)	23,500	320,305
Energy Recovery, Inc. *	53,600	654,456
EnerSys	67,874	4,420,634
Engility Holdings, Inc. *	28,234	811,163
EnPro Industries, Inc.	34,800	1,883,376
ESCO Technologies, Inc.	41,169	1,834,079
Esterline Technologies Corp. *	47,342	3,477,270
Federal Signal Corp.	94,400	1,159,232
Franklin Electric Co., Inc.	71,836	2,618,422
FreightCar America, Inc.	17,700	231,162
FuelCell Energy, Inc. *(b)	54,483	182,518
GATX Corp.	62,600	2,740,002
Gencor Industries, Inc. *	11,550	139,755
Generac Holdings, Inc. *	101,425	3,863,278
General Cable Corp.	72,476	1,014,664
Gibraltar Industries, Inc. *	50,000	1,945,000
Global Brass & Copper Holdings, Inc.	31,300	898,310
GMS, Inc. *	11,500	238,970
Graham Corp.	15,200	271,320
Granite Construction, Inc.	62,300	3,062,668
Great Lakes Dredge & Dock Corp. *	85,200	302,460
Griffon Corp.	48,800	814,960
H&E Equipment Services, Inc.	46,100	643,095
Hardinge, Inc.	18,000	174,600
Harsco Corp.	118,500	1,155,375
HC2 Holdings, Inc. *	52,000	206,960
Hillenbrand, Inc.	91,500	2,777,025
Hurco Cos., Inc.	8,600	225,320
Hyster-Yale Materials Handling, Inc.	15,554	905,398
IES Holdings, Inc. *	12,900	192,855

18
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Insteel Industries, Inc.	28,500	766,650
John Bean Technologies Corp.	45,033	3,595,885
Joy Global, Inc.	152,400	4,241,292
Kadant, Inc.	16,500	852,225
Kaman Corp.	42,755	1,866,683
Kennametal, Inc.	121,500	3,439,665
KLX, Inc. *	84,594	2,911,725
Kratos Defense & Security Solutions, Inc. *	82,600	464,212
Lawson Products, Inc. *	8,000	150,800
Layne Christensen Co. *	30,400	260,528
Lindsay Corp.	15,866	1,242,308
LSI Industries, Inc.	34,500	296,700
Lydall, Inc. *	26,600	1,243,550
Masonite International Corp. *	46,400	2,640,160
MasTec, Inc. *	104,573	2,985,559
Mercury Systems, Inc. *	59,901	1,664,050
Meritor, Inc. *	127,538	1,311,091
Milacron Holdings Corp. *	24,000	349,440
Miller Industries, Inc.	15,800	346,810
Moog, Inc., Class A *	49,657	2,883,582
MRC Global, Inc. *	145,978	2,151,716
Mueller Industries, Inc.	86,669	2,625,204
Mueller Water Products, Inc., Class A	255,200	3,144,064
MYR Group, Inc. *	27,700	826,568
National Presto Industries, Inc.	7,100	619,475
Navistar International Corp. *	75,707	1,688,266
NCI Building Systems, Inc. *	41,200	593,280
Neff Corp., Class A *	22,700	205,435
NN, Inc.	39,117	690,415
NOW, Inc. *	165,100	3,559,556
NV5 Global, Inc. *	13,100	374,660
Omega Flex, Inc.	5,672	215,706
Orion Group Holdings, Inc. *	36,200	292,496
Patrick Industries, Inc. *	22,900	1,313,315
PGT, Inc. *	76,600	750,680
Plug Power, Inc. *(b)	324,000	495,720
Ply Gem Holdings, Inc. *	32,400	443,880
Powell Industries, Inc.	13,000	460,070
Power Solutions International, Inc. *	7,000	66,850
Preformed Line Products Co.	3,300	141,966
Primoris Services Corp.	62,900	1,259,887
Proto Labs, Inc. *	37,900	1,694,130
Quanex Building Products Corp.	53,204	867,225
Raven Industries, Inc.	56,600	1,214,070
RBC Bearings, Inc. *	36,800	2,625,680
Rexnord Corp. *	129,050	2,566,804
Rush Enterprises, Inc., Class A *	45,387	1,191,409
Rush Enterprises, Inc., Class B *	15,200	386,080
Simpson Manufacturing Co., Inc.	64,094	2,743,223
SiteOne Landscape Supply, Inc. *	18,300	570,594
Sparton Corp. *	14,600	349,378
SPX Corp. *	64,200	1,220,442
SPX FLOW, Inc. *	54,200	1,359,878
Standex International Corp.	19,900	1,520,360
Sun Hydraulics Corp.	37,150	1,093,324
Sunrun, Inc. *(b)	97,700	509,017
Supreme Industries, Inc., Class A	20,100	245,019
TASER International, Inc. *	82,500	1,846,350
Teledyne Technologies, Inc. *	54,026	5,817,520
Tennant Co.	28,576	1,798,859
Textainer Group Holdings Ltd.	36,731	279,156
The ExOne Co. *(b)	14,600	174,178
The Gorman-Rupp Co.	29,031	697,325
The Greenbrier Cos., Inc. (b)	40,601	1,278,931
The KEYW Holding Corp. *	60,000	629,400
The Manitowoc Co., Inc.	195,300	789,012
Thermon Group Holdings, Inc. *	46,800	857,844
Titan International, Inc.	64,600	658,274
Security	Number of Shares	Value ($)
Titan Machinery, Inc. *	23,200	215,528
TPI Composites, Inc. *	10,400	165,568
Trex Co., Inc. *	45,578	2,452,552
TriMas Corp. *	73,700	1,322,915
Triton International Ltd.	64,100	773,687
Triumph Group, Inc.	76,300	1,808,310
Tutor Perini Corp. *	55,030	1,048,322
Univar, Inc. *	68,600	1,526,350
Universal Forest Products, Inc.	30,562	2,628,026
Vectrus, Inc. *	17,747	297,617
Veritiv Corp. *	13,476	727,030
Vicor Corp. *	26,200	334,050
Wabash National Corp. *	101,900	1,146,375
Watts Water Technologies, Inc., Class A	42,811	2,568,660
Wesco Aircraft Holdings, Inc. *	93,300	1,198,905
Willis Lease Finance Corp. *	6,500	172,965
Woodward, Inc.	82,058	4,839,781
		230,590,870

Commercial & Professional Supplies 3.7%
ABM Industries, Inc.	86,509	3,380,772
Acacia Research Corp.	72,500	424,125
ACCO Brands Corp. *	170,185	1,889,053
Aqua Metals, Inc. *(b)	17,400	155,730
ARC Document Solutions, Inc. *	64,500	221,235
Barrett Business Services, Inc.	10,200	457,266
Brady Corp., Class A	73,029	2,417,260
Casella Waste Systems, Inc., Class A *	57,800	647,360
CBIZ, Inc. *	76,500	845,325
CEB, Inc.	48,953	2,381,563
CECO Environmental Corp.	50,352	498,485
Cogint, Inc. *(b)	24,100	91,580
CRA International, Inc. *	14,500	451,530
Deluxe Corp.	75,272	4,606,646
Ennis, Inc.	38,200	559,630
Essendant, Inc.	57,734	886,217
Exponent, Inc.	40,800	2,335,800
Franklin Covey Co. *	17,900	327,570
FTI Consulting, Inc. *	64,200	2,501,232
G&K Services, Inc., Class A	29,630	2,805,961
GP Strategies Corp. *	20,376	526,720
Healthcare Services Group, Inc.	108,952	4,027,955
Heidrick & Struggles International, Inc.	29,800	551,300
Heritage-Crystal Clean, Inc. *	16,900	221,390
Herman Miller, Inc.	93,600	2,602,080
Hill International, Inc. *	50,500	194,425
HNI Corp.	69,189	2,813,225
Huron Consulting Group, Inc. *	35,052	1,964,665
ICF International, Inc. *	27,800	1,289,920
InnerWorkings, Inc. *	60,300	531,243
Insperity, Inc.	24,626	1,851,875
Interface, Inc.	104,500	1,656,325
Kelly Services, Inc., Class A	47,323	886,360
Kforce, Inc.	39,800	690,530
Kimball International, Inc., Class B	58,299	728,738
Knoll, Inc.	73,803	1,597,097
Korn/Ferry International	86,761	1,769,057
Matthews International Corp., Class A	50,559	3,028,484
McGrath RentCorp	38,235	1,150,873
Mistras Group, Inc. *	26,414	553,109
Mobile Mini, Inc.	67,768	1,717,919
MSA Safety, Inc.	47,389	2,762,779
Multi-Color Corp.	20,400	1,324,470
Navigant Consulting, Inc. *	70,048	1,639,123
On Assignment, Inc. *	79,539	2,736,937
Quad Graphics, Inc.	46,500	1,104,840
Resources Connection, Inc.	61,350	911,048

19
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
RPX Corp. *	75,700	738,832
SP Plus Corp. *	26,500	667,800
Steelcase, Inc., Class A	143,542	1,916,286
Team, Inc. *	46,613	1,433,350
Tetra Tech, Inc.	88,661	3,409,015
The Advisory Board Co. *	65,638	2,612,392
The Brink's Co.	69,500	2,748,725
TRC Cos., Inc. *	27,863	227,083
TriNet Group, Inc. *	66,046	1,239,683
TrueBlue, Inc. *	66,476	1,163,330
UniFirst Corp.	24,306	2,977,485
US Ecology, Inc.	34,000	1,436,500
Viad Corp.	30,396	1,261,434
VSE Corp.	14,800	426,832
WageWorks, Inc. *	57,400	3,383,730
West Corp.	68,258	1,346,048
		95,705,352

Consumer Durables & Apparel 2.4%
Arctic Cat, Inc.	18,800	281,812
Bassett Furniture Industries, Inc.	14,909	342,162
Beazer Homes USA, Inc. *	47,640	487,357
Callaway Golf Co.	139,869	1,428,062
Cavco Industries, Inc. *	13,000	1,201,200
Century Communities, Inc. *	20,152	396,994
Columbia Sportswear Co.	42,300	2,395,872
Crocs, Inc. *	115,400	887,426
CSS Industries, Inc.	13,400	336,340
Culp, Inc.	16,000	448,000
Deckers Outdoor Corp. *	51,571	2,691,491
Delta Apparel, Inc. *	11,000	181,500
Escalade, Inc.	14,500	176,175
Ethan Allen Interiors, Inc.	38,179	1,172,095
Flexsteel Industries, Inc.	10,100	423,190
Fossil Group, Inc. *	64,400	1,756,188
G-III Apparel Group Ltd. *	66,310	1,732,017
GoPro, Inc., Class A *(b)	155,800	1,991,124
Green Brick Partners, Inc. *	35,840	274,176
Helen of Troy Ltd. *	45,283	3,690,565
Hooker Furniture Corp.	18,434	484,814
Hovnanian Enterprises, Inc., Class A *	161,300	251,628
Iconix Brand Group, Inc. *	70,800	557,904
Installed Building Products, Inc. *	30,971	1,023,592
iRobot Corp. *	41,945	2,126,612
JAKKS Pacific, Inc. *(b)	36,400	243,880
Johnson Outdoors, Inc., Class A	8,500	305,830
KB Home	125,700	1,827,678
La-Z-Boy, Inc.	78,200	1,829,880
LGI Homes, Inc. *(b)	25,200	749,952
Libbey, Inc.	34,479	552,009
Lifetime Brands, Inc.	12,400	175,460
M.D.C. Holdings, Inc.	58,293	1,382,127
M/I Homes, Inc. *	41,000	881,910
Malibu Boats, Inc., Class A *	25,461	373,513
Marine Products Corp.	13,700	128,095
MCBC Holdings, Inc.	15,200	169,328
Meritage Homes Corp. *	59,985	1,856,536
Movado Group, Inc.	23,100	509,355
NACCO Industries, Inc., Class A	5,477	400,643
Nautilus, Inc. *	50,200	883,520
Oxford Industries, Inc.	25,196	1,580,293
Performance Sports Group Ltd. *(b)(f)	68,769	119,658
Perry Ellis International, Inc. *	16,800	312,312
Sequential Brands Group, Inc. *(b)	60,752	437,414
Smith & Wesson Holding Corp. *	85,500	2,259,765
Steven Madden Ltd. *	94,376	3,152,158
Sturm, Ruger & Co., Inc.	29,200	1,795,800
Security	Number of Shares	Value ($)
Superior Uniform Group, Inc.	9,527	169,485
Taylor Morrison Home Corp., Class A *	50,000	853,000
The New Home Co., Inc. *	16,049	160,811
TopBuild Corp. *	59,200	1,783,696
TRI Pointe Group, Inc. *	233,500	2,528,805
UCP, Inc., Class A *	12,900	117,390
Unifi, Inc. *	26,500	761,875
Universal Electronics, Inc. *	22,200	1,557,330
Vera Bradley, Inc. *	31,500	421,155
Vince Holding Corp. *	46,214	251,866
WCI Communities, Inc. *	32,500	752,375
William Lyon Homes, Class A *	39,800	710,828
Wolverine World Wide, Inc.	157,147	3,355,088
ZAGG, Inc. *	39,621	257,537
		62,346,653

Consumer Services 4.0%
American Public Education, Inc. *	25,200	507,780
Apollo Education Group, Inc. *	131,226	1,153,476
Ascent Capital Group, Inc., Class A *	14,700	299,586
Belmond Ltd., Class A *	132,400	1,714,580
Biglari Holdings, Inc. *	1,710	749,288
BJ's Restaurants, Inc. *	37,000	1,335,700
Bloomin' Brands, Inc.	178,713	3,091,735
Bob Evans Farms, Inc.	29,946	1,234,374
Bojangles', Inc. *	19,350	286,380
Boyd Gaming Corp. *	130,300	2,327,158
Bridgepoint Education, Inc. *	21,200	143,312
Bright Horizons Family Solutions, Inc. *	68,121	4,557,976
Buffalo Wild Wings, Inc. *	29,279	4,264,486
Caesars Acquisition Co., Class A *	78,500	914,525
Caesars Entertainment Corp. *(b)	87,400	620,540
Cambium Learning Group, Inc. *	18,000	93,240
Capella Education Co.	18,500	1,352,350
Career Education Corp. *	109,600	788,024
Carriage Services, Inc.	21,800	515,352
Carrols Restaurant Group, Inc. *	51,700	646,250
Century Casinos, Inc. *	32,600	206,684
Chegg, Inc. *	125,300	833,245
Churchill Downs, Inc.	21,514	2,925,904
Chuy's Holdings, Inc. *	23,500	667,400
ClubCorp Holdings, Inc.	99,111	1,144,732
Collectors Universe, Inc.	10,100	189,779
Cracker Barrel Old Country Store, Inc. (b)	29,616	4,087,008
Dave & Buster's Entertainment, Inc. *	58,268	2,409,382
Del Frisco's Restaurant Group, Inc. *	34,700	496,210
Del Taco Restaurants, Inc. *	35,200	472,032
Denny's Corp. *	118,900	1,232,993
DeVry Education Group, Inc.	101,084	2,294,607
DineEquity, Inc.	29,197	2,309,483
El Pollo Loco Holdings, Inc. *(b)	31,000	378,200
Eldorado Resorts, Inc. *	48,009	580,909
Empire Resorts, Inc. *(b)	4,421	84,662
Fiesta Restaurant Group, Inc. *	42,500	1,122,000
Fogo De Chao, Inc. *	4,700	55,695
Golden Entertainment, Inc.	15,300	175,338
Grand Canyon Education, Inc. *	69,675	3,040,617
Houghton Mifflin Harcourt Co. *	188,494	2,384,449
ILG, Inc.	173,900	2,848,482
International Speedway Corp., Class A	43,500	1,431,150
Intrawest Resorts Holdings, Inc. *	23,900	392,199
Isle of Capri Casinos, Inc. *	37,100	779,100
J Alexander's Holdings, Inc. *	21,043	189,387
Jack in the Box, Inc.	51,508	4,827,845
Jamba, Inc. *(b)	20,260	213,743
K12, Inc. *	49,849	540,363
Kona Grill, Inc. *	17,119	184,029

20
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
La Quinta Holdings, Inc. *	133,502	1,336,355
Liberty Tax, Inc.	11,700	138,645
LifeLock, Inc. *	131,767	2,121,449
Lindblad Expeditions Holdings, Inc. *	22,700	185,913
Luby's, Inc. *	27,700	116,063
Marriott Vacations Worldwide Corp.	35,885	2,281,568
Monarch Casino & Resort, Inc. *	17,800	420,970
Nathan's Famous, Inc. *	4,700	250,510
Noodles & Co. *(b)	15,900	74,730
Papa John's International, Inc.	42,211	3,184,820
Penn National Gaming, Inc. *	117,300	1,516,689
Pinnacle Entertainment, Inc. *	89,247	1,057,577
Planet Fitness, Inc., Class A *	34,200	725,040
Popeyes Louisiana Kitchen, Inc. *	33,400	1,782,892
Potbelly Corp. *	34,100	445,005
Red Lion Hotels Corp. *	22,200	186,480
Red Robin Gourmet Burgers, Inc. *	21,700	998,200
Red Rock Resorts, Inc., Class A	45,300	992,070
Regis Corp. *	58,100	736,708
Ruby Tuesday, Inc. *	87,200	258,984
Ruth's Hospitality Group, Inc.	56,600	897,110
Scientific Games Corp., Class A *	77,100	956,040
SeaWorld Entertainment, Inc.	103,823	1,454,560
Shake Shack, Inc., Class A *(b)	24,200	771,738
Sonic Corp.	73,401	1,681,617
Sotheby's	76,500	2,744,820
Speedway Motorsports, Inc.	15,784	296,897
Strayer Education, Inc. *	16,400	962,024
Texas Roadhouse, Inc.	102,596	4,157,190
The Cheesecake Factory, Inc.	71,067	3,780,054
The Habit Restaurants, Inc., Class A *	16,111	227,971
The Marcus Corp.	27,300	723,450
Weight Watchers International, Inc. *(b)	40,600	417,368
Wingstop, Inc.	24,300	650,268
Zoe's Kitchen, Inc. *	30,502	691,480
		104,316,994

Diversified Financials 3.2%
AG Mortgage Investment Trust, Inc.	41,300	641,389
Altisource Residential Corp.	87,800	884,146
Anworth Mortgage Asset Corp.	149,900	736,009
Apollo Commercial Real Estate Finance, Inc.	108,943	1,843,316
Ares Commercial Real Estate Corp.	41,900	549,728
Arlington Asset Investment Corp., Class A	33,300	475,524
ARMOUR Residential REIT, Inc.	57,729	1,308,716
Associated Capital Group, Inc., Class A	9,700	329,315
B. Riley Financial, Inc.	13,500	172,800
BBX Capital Corp., Class A *	2,100	42,756
BGC Partners, Inc., Class A	344,000	2,954,960
Calamos Asset Management, Inc., Class A	24,400	157,624
Capstead Mortgage Corp.	145,829	1,386,834
Cohen & Steers, Inc.	31,528	1,172,211
Colony Capital, Inc., Class A	175,026	3,327,244
Cowen Group, Inc., Class A *	169,900	552,175
CYS Investments, Inc.	246,361	2,123,632
Diamond Hill Investment Group, Inc.	4,700	855,447
Dynex Capital, Inc.	77,200	530,364
Encore Capital Group, Inc. *(b)	37,400	742,390
Enova International, Inc. *	44,836	421,458
Evercore Partners, Inc., Class A	62,600	3,364,750
EZCORP, Inc., Class A *	77,400	754,650
FBR & Co.	8,200	113,980
Financial Engines, Inc.	84,300	2,330,895
FirstCash, Inc.	73,227	3,456,314
FNFV Group *	109,836	1,323,524
GAIN Capital Holdings, Inc.	50,700	233,220
Security	Number of Shares	Value ($)
GAMCO Investors, Inc., Class A	9,700	275,577
Great Ajax Corp.	19,800	274,428
Green Dot Corp., Class A *	69,341	1,539,370
Greenhill & Co., Inc.	48,029	1,126,280
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	60,845	1,390,917
Hennessy Advisors, Inc.	4,400	127,072
Houlihan Lokey, Inc.	20,100	489,837
INTL. FCStone, Inc. *	25,100	901,090
Invesco Mortgage Capital, Inc.	177,906	2,656,137
Investment Technology Group, Inc.	50,565	774,150
Janus Capital Group, Inc.	228,253	2,926,204
KCG Holdings, Inc., Class A *	77,581	989,934
Ladder Capital Corp.	57,222	725,575
Ladenburg Thalmann Financial Services, Inc. *	142,600	290,904
LendingClub Corp. *	506,900	2,499,017
Manning & Napier, Inc.	22,200	153,180
Marlin Business Services Corp.	11,600	203,000
Medley Management, Inc., Class A	14,400	127,440
Moelis & Co., Class A	25,024	635,610
MTGE Investment Corp.	76,700	1,307,735
Nelnet, Inc., Class A	29,800	1,167,564
New Residential Investment Corp.	374,797	5,232,166
New York Mortgage Trust, Inc.	175,200	1,035,432
NewStar Financial, Inc. *	36,500	355,145
OM Asset Management plc	59,100	831,537
On Deck Capital, Inc. *	74,200	362,838
Oppenheimer Holdings, Inc., Class A	13,800	193,200
Orchid Island Capital, Inc. (b)	36,959	389,178
Owens Realty Mortgage, Inc.	14,500	264,625
PennyMac Mortgage Investment Trust	109,621	1,668,432
PICO Holdings, Inc. *	39,800	481,580
Piper Jaffray Cos. *	23,729	1,341,875
PJT Partners, Inc., Class A	26,900	740,826
PRA Group, Inc. *	72,581	2,315,334
Pzena Investment Management, Inc., Class A	13,700	99,736
Redwood Trust, Inc.	126,500	1,778,590
Regional Management Corp. *	15,700	349,639
Resource Capital Corp.	49,037	607,568
Safeguard Scientifics, Inc. *	36,500	430,700
Silvercrest Asset Management Group, Inc., Class A	9,800	113,190
Stifel Financial Corp. *	102,310	4,004,413
Tiptree Financial, Inc., Class A	55,800	323,640
Virtu Financial, Inc., Class A	38,271	489,869
Virtus Investment Partners, Inc.	8,900	954,970
Waddell & Reed Financial, Inc., Class A	120,900	1,900,548
Western Asset Mortgage Capital Corp.	61,056	618,497
Westwood Holdings Group, Inc.	11,500	592,825
WisdomTree Investments, Inc. (b)	174,900	1,500,642
World Acceptance Corp. *	8,900	422,928
		82,766,315

Energy 3.2%
Abraxas Petroleum Corp. *	221,800	359,316
Adams Resources & Energy, Inc.	2,900	105,966
Alon USA Energy, Inc.	48,900	394,134
Archrock, Inc.	107,428	1,246,165
Ardmore Shipping Corp.	46,500	272,025
Atwood Oceanics, Inc.	90,921	693,727
Bill Barrett Corp. *	75,298	390,797
Bristow Group, Inc.	56,862	569,189
California Resources Corp. (b)	49,100	503,766
Callon Petroleum Co. *	227,100	2,950,029
CARBO Ceramics, Inc.	29,300	178,730

21
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Carrizo Oil & Gas, Inc. *	88,611	2,997,710
Clayton Williams Energy, Inc. *	8,600	750,866
Clean Energy Fuels Corp. *	138,838	570,624
Cobalt International Energy, Inc. *	634,300	598,843
Contango Oil & Gas Co. *	39,820	311,790
CVR Energy, Inc. (b)	24,500	324,870
Dawson Geophysical Co. *	32,400	212,220
Delek US Holdings, Inc.	97,187	1,642,460
Denbury Resources, Inc. *	544,100	1,300,399
DHT Holdings, Inc.	135,900	553,113
Dorian LPG Ltd. *	42,703	240,418
Eclipse Resources Corp. *	105,000	287,700
EP Energy Corp., Class A *(b)	60,500	215,380
Era Group, Inc. *	28,700	216,685
Evolution Petroleum Corp.	30,500	234,850
EXCO Resources, Inc. *(b)	222,774	240,596
Exterran Corp. *	53,714	849,218
Fairmount Santrol Holdings, Inc. *(b)	124,653	1,070,769
Forum Energy Technologies, Inc. *	94,955	1,709,190
Frontline Ltd. (b)	100,863	723,188
GasLog Ltd.	61,800	948,630
Gener8 Maritime, Inc. *	60,600	255,732
Geospace Technologies Corp. *	19,800	364,914
Golar LNG Ltd.	137,500	3,009,875
Green Plains, Inc.	55,100	1,432,600
Helix Energy Solutions Group, Inc. *	175,307	1,528,677
Hornbeck Offshore Services, Inc. *	54,245	215,353
Independence Contract Drilling, Inc. *	46,000	183,080
Isramco, Inc. *	1,400	134,400
Jones Energy, Inc., Class A *(b)	95,439	391,300
Matador Resources Co. *	129,562	2,825,747
Matrix Service Co. *	39,700	702,690
McDermott International, Inc. *	382,385	1,965,459
Natural Gas Services Group, Inc. *	20,500	444,850
Navios Maritime Acquisition Corp.	120,600	153,162
Newpark Resources, Inc. *	126,710	798,273
Nordic American Tankers Ltd. (b)	153,100	1,250,827
Northern Oil & Gas, Inc. *(b)	77,600	162,960
Oasis Petroleum, Inc. *	362,710	3,804,828
Oil States International, Inc. *	77,800	2,275,650
Overseas Shipholding Group, Inc., Class A	55,200	483,552
Pacific Ethanol, Inc. *	54,600	406,770
Panhandle Oil & Gas, Inc., Class A	24,200	435,600
Par Pacific Holdings, Inc. *	43,638	555,948
Parker Drilling Co. *	181,265	362,530
PDC Energy, Inc. *	87,703	5,378,825
PHI, Inc. - Non Voting Shares *	19,572	304,932
Pioneer Energy Services Corp. *	91,500	324,825
Renewable Energy Group, Inc. *	64,600	565,250
REX American Resources Corp. *	8,500	671,415
RigNet, Inc. *	16,900	253,500
Ring Energy, Inc. *	56,200	518,726
RSP Permian, Inc. *	152,825	5,516,982
Sanchez Energy Corp. *	91,353	581,919
Scorpio Tankers, Inc.	268,102	1,026,831
SEACOR Holdings, Inc. *	25,700	1,267,267
Seadrill Ltd. *(b)	586,200	1,248,606
SemGroup Corp., Class A	102,903	3,318,622
Ship Finance International Ltd. (b)	93,500	1,182,775
Synergy Resources Corp. *	295,412	2,020,618
Teekay Corp.	69,000	450,570
Teekay Tankers Ltd., Class A	181,000	385,530
Tesco Corp.	77,100	528,135
TETRA Technologies, Inc. *	142,774	778,118
Tidewater, Inc.	69,195	119,707
Unit Corp. *	80,078	1,371,736
US Silica Holdings, Inc.	99,900	4,614,381
W&T Offshore, Inc. *(b)	49,000	71,050
Security	Number of Shares	Value ($)
Western Refining, Inc.	124,142	3,581,497
Westmoreland Coal Co. *	27,052	240,222
Willbros Group, Inc. *	69,500	105,640
		84,235,819

Food & Staples Retailing 0.6%
Ingles Markets, Inc., Class A	21,231	838,625
Natural Grocers by Vitamin Cottage, Inc. *	12,600	149,688
Performance Food Group Co. *	57,600	1,382,400
PriceSmart, Inc.	31,400	2,855,830
Smart & Final Stores, Inc. *	37,600	451,200
SpartanNash, Co.	57,833	1,619,324
SUPERVALU, Inc. *	398,636	1,710,148
The Andersons, Inc.	43,223	1,644,635
The Chefs' Warehouse, Inc. *	28,300	322,620
United Natural Foods, Inc. *	76,082	3,175,663
Village Super Market, Inc., Class A	11,600	346,840
Weis Markets, Inc.	15,800	878,954
		15,375,927

Food, Beverage & Tobacco 1.9%
AdvancePierre Foods Holdings, Inc.	34,300	959,028
Alico, Inc.	4,700	122,905
Alliance One International, Inc. *	13,400	198,990
Amplify Snack Brands, Inc. *	45,700	662,193
B&G Foods, Inc.	101,757	4,314,497
Cal-Maine Foods, Inc. (b)	47,616	1,840,358
Calavo Growers, Inc.	23,588	1,395,230
Coca-Cola Bottling Co. Consolidated	7,500	1,059,750
Craft Brew Alliance, Inc. *	18,000	288,900
Darling Ingredients, Inc. *	259,100	3,523,760
Dean Foods Co.	143,200	2,614,832
Farmer Brothers Co. *	13,700	447,990
Fresh Del Monte Produce, Inc.	49,861	3,009,111
Freshpet, Inc. *	34,850	296,225
Inventure Foods, Inc. *	29,000	245,340
J&J Snack Foods Corp.	22,781	2,782,699
John B. Sanfilippo & Son, Inc.	13,100	663,908
Lancaster Colony Corp.	29,656	3,874,556
Landec Corp. *	44,654	591,666
Lifeway Foods, Inc. *	10,100	180,588
Limoneira Co. (b)	17,600	346,544
MGP Ingredients, Inc.	19,647	691,771
National Beverage Corp. *	18,601	878,711
Omega Protein Corp. *	33,400	744,820
Primo Water Corp. *	33,600	439,824
Sanderson Farms, Inc.	31,143	2,802,247
Seaboard Corp. *	420	1,421,700
Seneca Foods Corp., Class A *	12,400	364,560
Snyder's-Lance, Inc.	127,610	4,539,088
The Boston Beer Co., Inc., Class A *	14,200	2,204,550
Tootsie Roll Industries, Inc. (b)	26,053	923,579
Turning Point Brands, Inc. *	9,200	113,620
Universal Corp.	34,724	1,882,041
Vector Group Ltd.	143,243	2,999,509
		49,425,090

Health Care Equipment & Services 5.8%
AAC Holdings, Inc. *(b)	11,800	193,402
Abaxis, Inc.	34,300	1,637,482
Accuray, Inc. *	112,000	548,800
Aceto Corp.	46,000	843,180
Addus HomeCare Corp. *	12,500	316,250
Adeptus Health, Inc., Class A *(b)	22,300	671,676
Air Methods Corp. *	54,300	1,436,235

22
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Almost Family, Inc. *	11,000	431,750
Amedisys, Inc. *	43,900	1,899,114
American Renal Associates Holdings, Inc. *	13,500	238,410
AMN Healthcare Services, Inc. *	71,400	2,341,920
Analogic Corp.	19,654	1,608,680
AngioDynamics, Inc. *	41,100	655,134
Anika Therapeutics, Inc. *	21,900	971,484
AtriCure, Inc. *	46,100	840,864
Atrion Corp.	2,300	1,010,045
Avinger, Inc. *(b)	17,500	61,250
AxoGen, Inc. *	38,300	338,955
BioScrip, Inc. *	170,400	458,376
BioTelemetry, Inc. *	38,700	684,990
Cantel Medical Corp.	55,045	3,920,855
Capital Senior Living Corp. *	44,800	715,456
Cardiovascular Systems, Inc. *	51,700	1,211,331
Castlight Health, Inc., Class B *	76,373	332,223
Cerus Corp. *	160,500	773,610
Chemed Corp.	26,398	3,733,205
Civitas Solutions, Inc. *	23,800	406,980
Community Health Systems, Inc. *	169,800	896,544
Computer Programs & Systems, Inc. (b)	17,500	456,750
ConforMIS, Inc. *(b)	56,000	427,280
CONMED Corp.	43,000	1,720,000
Corindus Vascular Robotics, Inc. *(b)	84,000	64,697
CorVel Corp. *	14,500	500,975
Cotiviti Holdings, Inc. *	19,000	586,530
Cross Country Healthcare, Inc. *	49,215	549,732
CryoLife, Inc.	47,300	804,100
Cutera, Inc. *	18,705	245,035
Cynosure, Inc., Class A *	37,644	1,605,517
Diplomat Pharmacy, Inc. *	70,588	1,635,524
Endologix, Inc. *	124,837	1,305,795
Entellus Medical, Inc. *	9,800	200,410
Evolent Health, Inc., Class A *	27,400	576,770
Exactech, Inc. *	15,200	367,080
Genesis Healthcare, Inc. *	48,100	126,022
GenMark Diagnostics, Inc. *	61,000	650,870
Glaukos Corp. *	25,900	865,060
Globus Medical, Inc., Class A *	110,500	2,445,365
Haemonetics Corp. *	79,900	2,669,459
Halyard Health, Inc. *	73,793	2,387,203
HealthEquity, Inc. *	66,834	2,220,894
HealthSouth Corp.	137,000	5,500,550
HealthStream, Inc. *	41,900	1,130,043
Healthways, Inc. *	48,800	1,210,240
HMS Holdings Corp. *	130,952	2,759,159
ICU Medical, Inc. *	22,500	3,134,250
Inogen, Inc. *	24,598	1,320,175
Insulet Corp. *	88,400	3,281,408
Integer Holdings Corp. *	46,900	1,034,145
Integra LifeSciences Holdings Corp. *	47,648	3,788,492
Invacare Corp.	49,211	450,281
InVivo Therapeutics Holdings Corp. *(b)	58,398	254,031
iRadimed Corp. *	4,000	37,800
IRIDEX Corp. *	12,100	163,955
K2M Group Holdings, Inc. *	39,900	681,093
Kindred Healthcare, Inc.	124,623	1,227,537
Landauer, Inc.	13,300	578,550
LeMaitre Vascular, Inc.	22,335	467,695
LHC Group, Inc. *	22,700	777,929
Magellan Health, Inc. *	39,268	2,020,339
Masimo Corp. *	66,100	3,635,500
Medidata Solutions, Inc. *	85,200	4,088,748
Meridian Bioscience, Inc.	64,350	1,058,557
Merit Medical Systems, Inc. *	66,300	1,455,285
Molina Healthcare, Inc. *	66,543	3,620,605
Security	Number of Shares	Value ($)
NantHealth, Inc. *	14,800	194,324
National HealthCare Corp.	18,188	1,176,764
National Research Corp., Class A	12,500	191,875
Natus Medical, Inc. *	51,000	2,006,850
Neogen Corp. *	56,925	2,999,378
Nevro Corp. *	37,064	3,406,923
Nobilis Health Corp. *(b)	88,191	295,440
Novocure Ltd. *(b)	78,600	475,530
NuVasive, Inc. *	76,100	4,545,453
NxStage Medical, Inc. *	99,200	2,255,808
Omnicell, Inc. *	57,200	1,866,150
OraSure Technologies, Inc. *	87,400	656,374
Orthofix International N.V. *	28,200	1,033,530
Owens & Minor, Inc.	97,200	3,154,140
Oxford Immunotec Global plc *	40,500	520,830
Penumbra, Inc. *	39,200	2,585,240
PharMerica Corp. *	47,100	1,120,980
Quality Systems, Inc.	80,100	1,032,489
Quidel Corp. *	47,500	916,750
Quorum Health Corp. *	46,100	186,244
RadNet, Inc. *	48,000	333,600
Rockwell Medical, Inc. *(b)	78,700	457,247
RTI Surgical, Inc. *	75,200	191,760
Second Sight Medical Products, Inc. *(b)	16,421	42,859
Select Medical Holdings Corp. *	170,711	2,219,243
Senseonics Holdings, Inc. *	45,600	106,704
STAAR Surgical Co. *	66,600	562,770
Surgery Partners, Inc. *	26,200	421,820
Surgical Care Affiliates, Inc. *	41,237	1,764,531
Surmodics, Inc. *	20,400	507,960
Tactile Systems Technology, Inc. *	7,100	126,131
Tandem Diabetes Care, Inc. *	25,400	153,670
Team Health Holdings, Inc. *	105,158	4,506,020
Teladoc, Inc. *(b)	32,400	526,500
The Ensign Group, Inc.	79,500	1,468,365
The Providence Service Corp. *	21,100	853,811
The Spectranetics Corp. *	68,736	1,491,571
TransEnterix, Inc. *(b)	143,700	215,550
Triple-S Management Corp., Class B *	38,900	804,452
U.S. Physical Therapy, Inc.	19,300	1,098,170
Universal American Corp. *	84,202	632,357
Utah Medical Products, Inc.	5,200	323,180
Vascular Solutions, Inc. *	27,136	1,237,402
Veracyte, Inc. *	23,200	168,432
Vocera Communications, Inc. *	37,100	682,640
Wright Medical Group N.V. *	158,961	3,482,835
Zeltiq Aesthetics, Inc. *	55,600	1,840,360
		152,106,648

Household & Personal Products 0.6%
Avon Products, Inc.	681,300	4,462,515
Central Garden & Pet Co. *	15,400	374,528
Central Garden & Pet Co., Class A *	52,500	1,225,350
HRG Group, Inc. *	183,000	2,752,320
Inter Parfums, Inc.	25,400	828,040
Lifevantage Corp. *	21,200	173,840
Medifast, Inc.	17,579	721,794
Natural Health Trends Corp. (b)	12,400	289,292
Nature's Sunshine Products, Inc.	15,000	188,250
Nutraceutical International Corp. *	12,300	354,240
Oil-Dri Corp. of America	6,887	232,505
Orchids Paper Products Co. (b)	15,900	407,994
Revlon, Inc., Class A *	18,602	632,468
Synutra International, Inc. *(b)	23,200	90,480

23
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
USANA Health Sciences, Inc. *	8,200	1,053,700
WD-40 Co.	22,300	2,377,737
		16,165,053

Insurance 2.3%
Ambac Financial Group, Inc. *	66,900	1,234,305
American Equity Investment Life Holding Co.	138,464	2,482,660
AMERISAFE, Inc.	30,735	1,708,866
Argo Group International Holdings Ltd.	47,531	2,642,724
Atlas Financial Holdings, Inc. *	16,900	289,835
Baldwin & Lyons, Inc., Class B	13,000	319,800
Blue Capital Reinsurance Holdings Ltd.	9,100	161,070
Citizens, Inc. *(b)	80,500	626,290
CNO Financial Group, Inc.	277,468	4,184,218
Crawford & Co., Class B	20,800	234,000
Donegal Group, Inc., Class A	10,400	156,520
eHealth, Inc. *	23,600	184,788
EMC Insurance Group, Inc.	14,300	348,205
Employers Holdings, Inc.	49,800	1,561,230
Enstar Group Ltd. *	17,594	2,966,348
FBL Financial Group, Inc., Class A	16,468	1,042,424
Federated National Holding Co.	20,246	362,606
Fidelity & Guaranty Life	19,200	424,320
Genworth Financial, Inc., Class A *	776,500	3,214,710
Global Indemnity plc *	14,755	443,240
Greenlight Capital Re Ltd., Class A *	42,789	851,501
Hallmark Financial Services, Inc. *	21,200	219,632
HCI Group, Inc.	13,800	374,118
Heritage Insurance Holdings, Inc.	40,462	477,047
Horace Mann Educators Corp.	63,478	2,282,034
Independence Holding Co.	11,248	197,402
Infinity Property & Casualty Corp.	18,092	1,482,639
Investors Title Co.	2,200	211,200
James River Group Holdings Ltd.	21,100	794,204
Kemper Corp.	61,814	2,321,116
Kinsale Capital Group, Inc.	11,700	281,385
Maiden Holdings Ltd.	88,800	1,212,120
MBIA, Inc. *	201,084	1,548,347
National General Holdings Corp.	73,500	1,510,425
National Interstate Corp.	12,498	404,935
National Western Life Group, Inc., Class A	3,494	752,608
OneBeacon Insurance Group Ltd., Class A	33,400	458,916
Patriot National, Inc. *	15,800	100,172
Primerica, Inc.	74,800	4,091,560
RLI Corp.	58,920	3,284,201
Safety Insurance Group, Inc.	22,770	1,541,529
Selective Insurance Group, Inc.	88,414	3,266,897
State Auto Financial Corp.	24,726	566,225
State National Cos., Inc.	46,500	475,695
Stewart Information Services Corp.	34,100	1,532,795
The Navigators Group, Inc.	16,470	1,535,004
Third Point Reinsurance Ltd. *	105,060	1,234,455
Trupanion, Inc. *(b)	21,900	354,561
United Fire Group, Inc.	32,300	1,276,496
United Insurance Holdings Corp.	24,400	353,800
Universal Insurance Holdings, Inc.	48,122	1,024,999
WMIH Corp. *	313,200	657,720
		61,263,897

Materials 4.6%
A. Schulman, Inc.	45,609	1,311,259
AEP Industries, Inc.	5,800	635,390
AgroFresh Solutions, Inc. *	35,000	164,500
AK Steel Holding Corp. *	357,900	1,861,080
Allegheny Technologies, Inc. (b)	168,700	2,301,068
Security	Number of Shares	Value ($)
American Vanguard Corp.	42,700	649,040
Ampco-Pittsburgh Corp.	14,400	155,520
Balchem Corp.	50,600	3,840,540
Boise Cascade Co. *	60,800	1,170,400
Calgon Carbon Corp.	79,785	1,260,603
Carpenter Technology Corp.	71,844	2,270,989
Century Aluminum Co. *	73,400	536,554
Chase Corp.	10,300	704,005
Chemtura Corp. *	100,385	3,292,628
Clearwater Paper Corp. *	27,200	1,444,320
Cliffs Natural Resources, Inc. *	353,859	1,953,302
Codexis, Inc. *	53,500	270,175
Coeur Mining, Inc. *	248,313	2,776,139
Commercial Metals Co.	175,700	2,760,247
Deltic Timber Corp.	16,721	939,386
Ferro Corp. *	128,800	1,669,248
Ferroglobe plc	108,500	1,003,625
Flotek Industries, Inc. *	88,700	1,044,886
FutureFuel Corp.	40,400	442,784
GCP Applied Technologies, Inc. *	109,400	2,827,990
Gold Resource Corp.	81,400	462,352
Greif, Inc., Class A	39,794	1,864,747
Greif, Inc., Class B	8,700	506,775
H.B. Fuller Co.	76,694	3,226,516
Handy & Harman Ltd. *	4,800	91,920
Hawkins, Inc.	15,500	625,425
Haynes International, Inc.	21,325	686,025
Headwaters, Inc. *	111,400	1,826,960
Hecla Mining Co.	592,540	3,549,315
Ingevity Corp. *	65,700	2,719,980
Innophos Holdings, Inc.	30,300	1,388,952
Innospec, Inc.	37,900	2,283,475
Kaiser Aluminum Corp.	27,743	2,011,090
KapStone Paper & Packaging Corp.	135,303	2,454,396
KMG Chemicals, Inc.	12,600	341,964
Koppers Holdings, Inc. *	30,900	1,011,975
Kraton Corp. *	46,235	1,185,003
Kronos Worldwide, Inc.	30,700	236,083
Louisiana-Pacific Corp. *	228,972	4,201,636
LSB Industries, Inc. *(b)	28,000	148,120
Materion Corp.	31,829	964,419
Minerals Technologies, Inc.	53,222	3,576,518
Multi Packaging Solutions International Ltd. *	29,600	399,896
Myers Industries, Inc.	34,900	420,545
Neenah Paper, Inc.	25,753	2,057,665
Olin Corp.	254,848	5,588,817
Olympic Steel, Inc.	12,200	281,698
OMNOVA Solutions, Inc. *	65,700	499,320
P.H. Glatfelter Co.	69,400	1,542,068
PolyOne Corp.	133,876	3,913,195
Quaker Chemical Corp.	20,100	2,160,750
Rayonier Advanced Materials, Inc.	69,342	896,592
Real Industry, Inc. *	32,714	175,020
Ryerson Holding Corp. *	25,800	264,450
Schnitzer Steel Industries, Inc., Class A	43,300	1,045,695
Schweitzer-Mauduit International, Inc.	48,000	1,771,680
Sensient Technologies Corp.	68,414	5,097,527
Stepan Co.	30,800	2,187,724
Stillwater Mining Co. *	194,900	2,596,068
Summit Materials, Inc., Class A *	116,381	2,180,980
SunCoke Energy, Inc.	96,800	988,328
TerraVia Holdings, Inc. *(b)	111,500	262,025
The Chemours Co.	283,100	4,651,333
TimkenSteel Corp. *	63,644	652,351
Trecora Resources *	27,400	280,850
Tredegar Corp.	42,100	778,850
Trinseo S.A.	44,400	2,328,780

24
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Tronox Ltd., Class A	106,100	859,410
UFP Technologies, Inc. *	9,900	264,330
United States Lime & Minerals, Inc.	2,700	177,633
US Concrete, Inc. *	21,700	1,082,830
Valhi, Inc.	25,000	49,000
Worthington Industries, Inc.	73,817	3,469,399
		121,574,133

Media 1.5%
AMC Entertainment Holdings, Inc., Class A	36,500	1,147,925
Carmike Cinemas, Inc. *	37,900	1,237,435
Central European Media Enterprises Ltd., Class A *(b)	109,100	267,295
Daily Journal Corp. *	2,000	422,400
Entercom Communications Corp., Class A	43,000	567,600
Entravision Communications Corp., Class A	98,600	660,620
Eros International plc *(b)	49,290	874,897
Gannett Co., Inc.	179,800	1,397,046
Global Eagle Entertainment, Inc. *	77,200	621,460
Gray Television, Inc. *	100,493	894,388
Hemisphere Media Group, Inc. *(b)	12,300	143,910
IMAX Corp. *	93,600	2,831,400
Liberty Media Corp. - Liberty Braves, Class A *	14,200	240,690
Liberty Media Corp. - Liberty Braves, Class C *	48,500	808,495
Liberty Media Corp. - Liberty Media, Class A *	35,000	974,050
Liberty Media Corp. - Liberty Media, Class C *	74,800	2,050,268
Loral Space & Communications, Inc. *	20,500	795,400
MDC Partners, Inc., Class A	78,880	666,536
Media General, Inc. *	166,886	2,812,029
Meredith Corp.	58,800	2,666,580
MSG Networks, Inc., Class A *	90,400	1,726,640
National CineMedia, Inc.	95,700	1,327,359
New Media Investment Group, Inc.	60,882	876,701
Nexstar Broadcasting Group, Inc., Class A (b)	46,155	2,252,364
Radio One, Inc., Class D *	41,200	103,000
Reading International, Inc., Class A *	23,000	303,370
Saga Communications, Inc., Class A	6,400	268,800
Salem Media Group, Inc.	21,000	114,450
Scholastic Corp.	41,569	1,590,014
Sinclair Broadcast Group, Inc., Class A	100,902	2,532,640
The E.W. Scripps Co., Class A *	89,271	1,183,733
The New York Times Co., Class A	192,951	2,103,166
Time, Inc.	155,186	2,017,418
Townsquare Media, Inc., Class A *	10,100	84,638
tronc, Inc.	45,517	547,570
World Wrestling Entertainment, Inc., Class A	55,400	979,472
		40,091,759

Pharmaceuticals, Biotechnology & Life Sciences 7.1%
Accelerate Diagnostics, Inc. *(b)	38,200	811,750
Acceleron Pharma, Inc. *	42,727	1,197,638
AcelRx Pharmaceuticals, Inc. *(b)	57,300	160,440
Achillion Pharmaceuticals, Inc. *	184,789	1,160,475
Aclaris Therapeutics, Inc. *	16,100	342,125
Acorda Therapeutics, Inc. *	64,639	1,144,110
Adamas Pharmaceuticals, Inc. *	27,472	377,465
Aduro Biotech, Inc. *(b)	55,181	593,196
Security	Number of Shares	Value ($)
Advaxis, Inc. *(b)	56,011	453,129
Adverum Biotechnologies, Inc. *	28,209	83,217
Aerie Pharmaceuticals, Inc. *	37,544	1,248,338
Agenus, Inc. *	110,054	436,914
Agile Therapeutics, Inc. *	13,462	102,311
Aimmune Therapeutics, Inc. *	40,500	659,340
Akebia Therapeutics, Inc. *	52,447	394,401
Albany Molecular Research, Inc. *(b)	40,600	632,954
Alder Biopharmaceuticals, Inc. *	72,346	1,754,390
AMAG Pharmaceuticals, Inc. *	54,731	1,406,587
Amicus Therapeutics, Inc. *	220,404	1,520,788
Amphastar Pharmaceuticals, Inc. *	53,126	963,706
Ampio Pharmaceuticals, Inc. *	70,600	48,460
Anavex Life Sciences Corp. *(b)	51,200	142,848
ANI Pharmaceuticals, Inc. *	13,500	805,950
Anthera Pharmaceuticals, Inc. *	51,939	114,266
Applied Genetic Technologies Corp. *	17,400	124,410
Aptevo Therapeutics, Inc. *	24,850	54,919
Aratana Therapeutics, Inc. *	62,700	507,870
Ardelyx, Inc. *	49,240	605,652
Arena Pharmaceuticals, Inc. *	365,000	540,200
Argos Therapeutics, Inc. *(b)	22,200	93,240
ARIAD Pharmaceuticals, Inc. *	277,800	2,422,416
Array BioPharma, Inc. *	260,979	1,487,580
Arrowhead Pharmaceuticals, Inc. *(b)	98,400	570,720
Asterias Biotherapeutics, Inc. *	45,825	151,223
Atara Biotherapeutics, Inc. *	36,043	461,350
Athersys, Inc. *(b)	120,200	217,562
Audentes Therapeutics, Inc. *	10,700	171,093
Avexis, Inc. *(b)	7,000	332,500
Axovant Sciences Ltd. *	37,600	462,856
Axsome Therapeutics, Inc. *	17,700	118,590
Bellicum Pharmaceuticals, Inc. *	32,800	543,168
Bio-Path Holdings, Inc. *(b)	131,200	131,200
BioCryst Pharmaceuticals, Inc. *	116,000	469,800
BioSpecifics Technologies Corp. *	8,000	347,120
BioTime, Inc. *(b)	107,500	346,150
Bluebird Bio, Inc. *	57,200	2,731,300
Blueprint Medicines Corp. *	31,164	934,297
Cambrex Corp. *	48,900	1,970,670
Cara Therapeutics, Inc. *	27,617	193,043
Catalent, Inc. *	153,299	3,496,750
Celldex Therapeutics, Inc. *	159,500	502,425
Cellular Biomedicine Group, Inc. *(b)	22,709	273,643
Cempra, Inc. *(b)	69,178	1,253,851
Cepheid *	113,800	6,020,020
ChemoCentryx, Inc. *	32,000	191,360
Chimerix, Inc. *	72,386	293,163
ChromaDex Corp. *	44,800	123,648
Cidara Therapeutics, Inc. *	17,159	163,011
Clearside Biomedical, Inc. *(b)	14,000	302,820
Clovis Oncology, Inc. *	51,200	1,488,896
Coherus Biosciences, Inc. *	45,961	1,257,033
Collegium Pharmaceutical, Inc. *	21,336	319,400
Concert Pharmaceuticals, Inc. *	21,722	167,694
Corcept Therapeutics, Inc. *	116,906	811,328
Curis, Inc. *	158,654	412,500
Cytokinetics, Inc. *	57,100	553,870
CytomX Therapeutics, Inc. *	31,800	358,386
CytRx Corp. *(b)	126,000	58,212
Depomed, Inc. *	94,100	2,104,076
Dermira, Inc. *	37,400	1,172,490
Dimension Therapeutics, Inc. *	13,100	64,845
Durect Corp. *	163,276	182,869
Dynavax Technologies Corp. *(b)	58,300	539,275
Eagle Pharmaceuticals, Inc. *(b)	15,124	845,129
Edge Therapeutics, Inc. *	27,900	292,113
Editas Medicine, Inc. *(b)	10,300	145,642

25
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Egalet Corp. *(b)	35,600	199,716
Eiger BioPharmaceuticals, Inc. *(b)	5,600	64,120
Emergent BioSolutions, Inc. *	49,700	1,327,984
Enanta Pharmaceuticals, Inc. *	26,322	619,093
Endocyte, Inc. *	50,400	138,600
Enzo Biochem, Inc. *	61,100	372,710
Epizyme, Inc. *	65,259	590,594
Esperion Therapeutics, Inc. *	18,670	192,301
Exact Sciences Corp. *	163,562	2,548,296
Exelixis, Inc. *	351,372	3,721,029
FibroGen, Inc. *	82,209	1,360,559
Five Prime Therapeutics, Inc. *	41,600	2,018,848
Flex Pharma, Inc. *	19,700	95,742
Flexion Therapeutics, Inc. *	35,943	686,511
Fluidigm Corp. *	43,100	199,553
Fortress Biotech, Inc. *(b)	56,900	135,422
Foundation Medicine, Inc. *	20,500	465,350
Galena Biopharma, Inc. *	265,000	60,871
Genomic Health, Inc. *	31,700	944,977
Geron Corp. *(b)	247,200	457,320
Global Blood Therapeutics, Inc. *	29,600	516,520
GlycoMimetics, Inc. *	19,600	118,188
Halozyme Therapeutics, Inc. *	164,000	1,415,320
Heron Therapeutics, Inc. *(b)	50,560	750,816
Heska Corp. *	10,591	523,195
Horizon Pharma plc *	248,900	4,161,608
Idera Pharmaceuticals, Inc. *(b)	166,529	258,120
Ignyta, Inc. *	57,745	288,725
Immune Design, Corp. *	16,243	86,900
ImmunoGen, Inc. *(b)	125,500	228,410
Immunomedics, Inc. *(b)	132,600	304,980
Impax Laboratories, Inc. *	113,100	2,273,310
INC Research Holdings, Inc., Class A *	63,500	2,901,950
Infinity Pharmaceuticals, Inc. *	67,500	81,675
Innoviva, Inc. *	130,100	1,340,030
Inotek Pharmaceuticals Corp. *	27,800	194,600
Inovio Pharmaceuticals, Inc. *(b)	99,262	642,225
Insmed, Inc. *	93,214	1,209,918
Insys Therapeutics, Inc. *(b)	37,079	400,824
Intellia Therapeutics, Inc. *(b)	10,700	147,446
Intersect ENT, Inc. *	39,868	582,073
Intra-Cellular Therapies, Inc. *	53,000	657,200
Invitae Corp. *(b)	35,700	274,176
Ironwood Pharmaceuticals, Inc. *	206,700	2,639,559
Kadmon Holdings, Inc. *	18,500	84,175
Karyopharm Therapeutics, Inc. *	33,263	240,824
Keryx Biopharmaceuticals, Inc. *(b)	123,934	558,942
Kite Pharma, Inc. *(b)	60,442	2,676,976
La Jolla Pharmaceutical Co. *	21,579	377,632
Lannett Co., Inc. *	41,300	904,470
Lexicon Pharmaceuticals, Inc. *	68,300	1,012,889
Ligand Pharmaceuticals, Inc. *	29,243	2,799,432
Lion Biotechnologies, Inc. *	82,372	514,825
Lipocine, Inc. *(b)	26,100	83,781
Loxo Oncology, Inc. *	20,600	429,716
Luminex Corp. *	64,200	1,337,286
MacroGenics, Inc. *	50,449	1,195,137
MannKind Corp. *	502,884	209,803
Medgenics, Inc. *	44,012	212,138
MediciNova, Inc. *(b)	46,400	315,056
Medpace Holdings, Inc. *	13,500	391,770
Merrimack Pharmaceuticals, Inc. *(b)	182,500	952,650
MiMedx Group, Inc. *(b)	155,650	1,386,841
Minerva Neurosciences, Inc. *	34,600	385,790
Mirati Therapeutics, Inc. *	18,048	91,142
Momenta Pharmaceuticals, Inc. *	95,786	1,068,014
MyoKardia, Inc. *	20,400	274,380
Myriad Genetics, Inc. *	105,786	2,085,042
Security	Number of Shares	Value ($)
NanoString Technologies, Inc. *	24,100	468,745
NantKwest, Inc. *(b)	27,900	167,121
Natera, Inc. *	40,300	341,744
Nektar Therapeutics *	222,471	2,758,640
NeoGenomics, Inc. *	89,888	724,497
Neos Therapeutics, Inc. *(b)	21,500	126,850
NewLink Genetics Corp. *	33,100	402,165
Novavax, Inc. *(b)	420,621	639,344
Ocular Therapeutix, Inc. *(b)	38,470	217,740
Omeros Corp. *(b)	69,000	565,800
OncoMed Pharmaceuticals, Inc. *	36,500	331,055
Ophthotech Corp. *	47,243	1,692,244
Organovo Holdings, Inc. *(b)	154,441	384,558
Osiris Therapeutics, Inc. *(b)	30,400	121,904
Otonomy, Inc. *	38,439	580,429
OvaScience, Inc. *	56,701	285,773
Pacific Biosciences of California, Inc. *	132,900	1,129,650
Pacira Pharmaceuticals, Inc. *	55,400	1,761,720
Paratek Pharmaceuticals, Inc. *	25,108	268,656
PAREXEL International Corp. *	81,380	4,741,199
PDL BioPharma, Inc.	239,600	771,512
Pfenex, Inc. *	23,397	187,410
PharmAthene, Inc. *	99,400	273,350
Phibro Animal Health Corp., Class A	32,500	843,375
Portola Pharmaceuticals, Inc. *	77,700	1,412,586
PRA Health Sciences, Inc. *	36,900	1,963,818
Prestige Brands Holdings, Inc. *	84,400	3,821,632
Progenics Pharmaceuticals Inc *	102,600	516,078
Protagonist Therapeutics, Inc. *(b)	13,200	248,160
Proteostasis Therapeutics, Inc. *	10,000	71,200
Prothena Corp. plc *	53,553	2,560,904
PTC Therapeutics, Inc. *	53,136	329,975
Puma Biotechnology, Inc. *	44,200	1,692,860
Radius Health, Inc. *	50,314	2,159,477
Reata Pharmaceuticals, Inc., Class A *(b)	9,100	206,024
REGENXBIO, Inc. *	31,000	488,250
Regulus Therapeutics, Inc. *	61,781	169,898
Repligen Corp. *	52,100	1,488,497
Retrophin, Inc. *	55,293	1,042,273
Revance Therapeutics, Inc. *	28,408	379,247
Rigel Pharmaceuticals, Inc. *	153,400	398,840
Sage Therapeutics, Inc. *	48,295	2,102,764
Sangamo BioSciences, Inc. *	113,700	403,635
Sarepta Therapeutics, Inc. *	78,200	3,068,568
SciClone Pharmaceuticals, Inc. *	78,000	698,100
Seres Therapeutics, Inc. *	27,600	297,804
Sorrento Therapeutics, Inc. *(b)	39,855	229,166
Spark Therapeutics, Inc. *	29,400	1,382,094
Spectrum Pharmaceuticals, Inc. *	109,900	389,046
Stemline Therapeutics, Inc. *	26,000	296,400
Sucampo Pharmaceuticals, Inc., Class A *	40,218	458,485
Supernus Pharmaceuticals, Inc. *	72,800	1,441,440
Syndax Pharmaceuticals, Inc. *	10,100	119,281
Synergy Pharmaceuticals, Inc. *	281,400	1,291,626
Synthetic Biologics, Inc. *(b)	118,100	165,340
T2 Biosystems, Inc. *(b)	21,600	136,512
Teligent, Inc. *	58,900	383,439
TESARO, Inc. *	41,300	4,992,344
Tetraphase Pharmaceuticals, Inc. *	52,053	182,186
TG Therapeutics, Inc. *(b)	59,050	315,918
The Medicines Co. *	103,928	3,424,428
TherapeuticsMD, Inc. *	225,855	1,296,408
Theravance Biopharma, Inc. *(b)	57,400	1,442,462
Titan Pharmaceuticals, Inc. *	30,100	136,955
Tobira Therapeutics, Inc. *	14,029	590,481
Tokai Pharmaceuticals, Inc. *(b)	15,000	16,500
Trevena, Inc. *	70,634	344,694
Trovagene, Inc. *(b)	35,347	121,947

26
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Ultragenyx Pharmaceutical, Inc. *	55,941	3,299,960
Vanda Pharmaceuticals, Inc. *	60,600	899,910
Versartis, Inc. *	53,335	589,352
Vital Therapies, Inc. *(b)	35,847	191,781
Voyager Therapeutics, Inc. *(b)	18,900	226,800
vTv Therapeutics, Inc., Class A *	7,000	37,730
WaVe Life Sciences Ltd. *	11,500	366,275
XBiotech, Inc. *(b)	27,238	360,904
Xencor, Inc. *	49,428	1,052,322
Zafgen, Inc. *	44,572	134,162
ZIOPHARM Oncology, Inc. *(b)	200,264	1,137,500
Zogenix, Inc. *	40,225	327,834
		186,812,004

Real Estate 8.2%
Acadia Realty Trust	122,357	4,122,207
Agree Realty Corp.	35,000	1,692,250
Alexander & Baldwin, Inc.	72,360	3,023,924
Alexander's, Inc.	3,341	1,283,846
Altisource Portfolio Solutions S.A. *	19,887	512,090
American Assets Trust, Inc.	65,200	2,589,092
Armada Hoffler Properties, Inc.	51,600	692,988
Ashford Hospitality Prime, Inc.	42,487	550,632
Ashford Hospitality Trust, Inc.	128,682	747,642
AV Homes, Inc. *	24,800	395,560
Bluerock Residential Growth REIT, Inc.	26,308	326,219
CareTrust REIT, Inc.	88,865	1,251,219
CatchMark Timber Trust, Inc., Class A	57,209	602,983
CBL & Associates Properties, Inc.	259,200	2,773,440
Cedar Realty Trust, Inc.	124,200	840,834
Chatham Lodging Trust	61,234	1,083,842
Chesapeake Lodging Trust	93,585	2,031,730
City Office REIT, Inc.	28,800	361,728
Colony Starwood Homes	99,500	2,886,495
Community Healthcare Trust, Inc.	19,900	445,362
Consolidated-Tomoka Land Co.	7,600	385,092
CorEnergy Infrastructure Trust, Inc.	19,500	528,060
CoreSite Realty Corp.	51,700	3,812,358
Cousins Properties, Inc.	537,907	4,179,537
DiamondRock Hospitality Co.	306,017	2,800,056
DuPont Fabros Technology, Inc.	114,924	4,690,048
Easterly Government Properties, Inc.	49,500	939,015
EastGroup Properties, Inc.	48,190	3,272,583
Education Realty Trust, Inc.	112,913	4,808,965
Farmland Partners, Inc. (b)	18,200	193,648
FelCor Lodging Trust, Inc.	226,213	1,445,501
First Industrial Realty Trust, Inc.	182,737	4,826,084
First Potomac Realty Trust	90,700	809,044
Forestar Group, Inc. *	49,700	546,700
Four Corners Property Trust, Inc.	93,300	1,873,464
Franklin Street Properties Corp.	173,965	2,012,775
FRP Holdings, Inc. *	12,700	403,860
Getty Realty Corp.	39,459	896,903
Gladstone Commercial Corp.	34,300	612,255
Global Medical REIT, Inc.	28,400	276,900
Global Net Lease, Inc.	262,400	1,944,384
Government Properties Income Trust	106,447	2,037,396
Gramercy Property Trust	662,768	6,110,721
Healthcare Realty Trust, Inc.	179,181	5,714,082
Hersha Hospitality Trust	62,925	1,121,324
HFF, Inc., Class A	58,900	1,568,507
Hudson Pacific Properties, Inc.	147,711	4,966,044
Independence Realty Trust, Inc.	86,258	718,529
InfraREIT, Inc.	61,400	1,020,468
Investors Real Estate Trust	187,002	1,135,102
iStar, Inc. *	109,700	1,220,961
Kennedy-Wilson Holdings, Inc.	133,887	2,758,072
Security	Number of Shares	Value ($)
Kite Realty Group Trust	126,739	3,159,603
LaSalle Hotel Properties	168,579	4,003,751
Lexington Realty Trust	349,974	3,548,736
LTC Properties, Inc.	59,251	2,969,068
Mack-Cali Realty Corp.	140,900	3,618,312
Marcus & Millichap, Inc. *	19,579	458,736
Medical Properties Trust, Inc.	458,153	6,386,653
Monmouth Real Estate Investment Corp.	96,200	1,315,054
Monogram Residential Trust, Inc.	260,924	2,750,139
National Health Investors, Inc.	57,368	4,346,200
National Storage Affiliates Trust	53,821	1,053,815
New Senior Investment Group, Inc.	119,769	1,247,993
New York REIT, Inc.	269,688	2,540,461
NexPoint Residential Trust, Inc.	30,669	571,670
NorthStar Realty Europe Corp.	93,800	927,682
One Liberty Properties, Inc.	18,700	440,572
Parkway, Inc. *	67,238	1,211,629
Pebblebrook Hotel Trust	109,500	2,658,660
Pennsylvania Real Estate Investment Trust	106,167	2,071,318
Physicians Realty Trust	213,250	4,215,953
Potlatch Corp.	64,603	2,480,755
Preferred Apartment Communities, Inc., Class A	29,997	390,561
PS Business Parks, Inc.	29,938	3,286,893
QTS Realty Trust, Inc., Class A	71,987	3,308,523
RAIT Financial Trust	154,400	470,920
Ramco-Gershenson Properties Trust	120,921	2,096,770
RE/MAX Holdings, Inc., Class A	26,200	1,138,390
Retail Opportunity Investments Corp.	170,447	3,427,689
Rexford Industrial Realty, Inc.	98,116	2,066,323
RLJ Lodging Trust	195,135	3,848,062
Ryman Hospitality Properties, Inc.	67,385	3,397,552
Sabra Health Care REIT, Inc.	102,796	2,395,147
Saul Centers, Inc.	15,800	955,584
Select Income REIT	94,928	2,348,519
Seritage Growth Properties, Class A (b)	38,500	1,753,675
Silver Bay Realty Trust Corp.	56,433	945,253
STAG Industrial, Inc.	105,900	2,443,113
Stratus Properties, Inc. *	9,200	222,640
Summit Hotel Properties, Inc.	137,500	1,786,125
Sunstone Hotel Investors, Inc.	348,254	4,374,070
Tejon Ranch Co. *	19,092	426,515
Terreno Realty Corp.	67,900	1,772,190
The GEO Group, Inc.	116,880	2,800,445
The RMR Group, Inc., Class A	11,919	409,418
The St. Joe Co. *	76,600	1,355,820
Tier REIT, Inc.	73,000	1,076,750
Trinity Place Holdings, Inc. *	28,900	279,174
UMH Properties, Inc.	31,900	386,628
Universal Health Realty Income Trust	19,444	1,141,363
Urban Edge Properties	136,387	3,520,148
Urstadt Biddle Properties, Inc., Class A	46,774	1,005,641
Washington Prime Group, Inc.	286,000	3,000,140
Washington Real Estate Investment Trust	112,082	3,297,452
Whitestone REIT	41,700	554,610
Xenia Hotels & Resorts, Inc.	156,362	2,440,811
		213,942,195

Retailing 3.3%
1-800-Flowers.com, Inc., Class A *	46,800	446,940
Aaron's, Inc.	100,400	2,480,884
Abercrombie & Fitch Co., Class A	104,363	1,524,743
America's Car-Mart, Inc. *	11,500	469,775
American Eagle Outfitters, Inc.	256,815	4,376,128
Asbury Automotive Group, Inc. *	30,985	1,578,686
Ascena Retail Group, Inc. *	260,163	1,272,197
At Home Group, Inc. *	16,400	183,680

27
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Barnes & Noble Education, Inc. *	60,395	562,277
Barnes & Noble, Inc.	96,110	989,933
Big 5 Sporting Goods Corp.	32,284	500,402
Big Lots, Inc.	68,610	2,977,674
Blue Nile, Inc.	19,000	663,670
Boot Barn Holdings, Inc. *	21,411	274,061
Build-A-Bear Workshop, Inc. *	25,700	346,950
Caleres, Inc.	68,275	1,707,558
Chico's FAS, Inc.	207,151	2,417,452
Citi Trends, Inc.	24,846	493,442
Conn's, Inc. *(b)	35,300	335,350
Core-Mark Holding Co., Inc.	72,282	2,555,169
Destination XL Group, Inc. *	56,400	228,420
DSW, Inc., Class A	102,000	2,118,540
Duluth Holdings, Inc., Class B *(b)	16,700	453,405
Etsy, Inc. *	161,863	2,100,982
Express, Inc. *	115,898	1,393,094
Five Below, Inc. *	82,300	3,092,834
Francesca's Holdings Corp. *	66,500	1,068,655
Fred's, Inc., Class A	60,300	550,539
FTD Cos., Inc. *	28,097	565,312
Gaia, Inc. *	19,900	147,260
Genesco, Inc. *	31,944	1,718,587
GNC Holdings, Inc., Class A	105,000	1,410,150
Group 1 Automotive, Inc.	32,300	1,946,721
Guess?, Inc.	94,900	1,281,150
Haverty Furniture Cos., Inc.	30,300	537,825
Hibbett Sports, Inc. *	34,275	1,331,584
HSN, Inc.	46,955	1,770,203
Kirkland's, Inc. *	27,800	339,438
Lands' End, Inc. *(b)	24,200	377,520
Liberty TripAdvisor Holdings, Inc., Class A *	111,811	2,482,204
Lithia Motors, Inc., Class A	36,737	3,151,300
Lumber Liquidators Holdings, Inc. *	39,398	611,063
MarineMax, Inc. *	37,700	752,115
Monro Muffler Brake, Inc.	48,546	2,670,030
Nutrisystem, Inc.	46,448	1,472,402
Office Depot, Inc.	851,700	2,682,855
Ollie's Bargain Outlet Holdings, Inc. *	30,900	845,115
Overstock.com, Inc. *	24,500	358,925
Party City Holdco, Inc. *	43,516	707,135
PetMed Express, Inc.	29,500	586,165
Pier 1 Imports, Inc.	122,700	528,837
Rent-A-Center, Inc.	77,785	784,851
Restoration Hardware Holdings, Inc. *(b)	59,341	1,719,109
Sears Holdings Corp. *(b)	17,600	195,536
Sears Hometown & Outlet Stores, Inc. *	16,800	81,480
Select Comfort Corp. *	71,112	1,364,639
Shoe Carnival, Inc.	24,850	630,444
Shutterfly, Inc. *	54,047	2,648,303
Sonic Automotive, Inc., Class A	43,174	772,815
Sportsman's Warehouse Holdings, Inc. *	44,500	409,400
Stage Stores, Inc.	46,827	238,349
Stein Mart, Inc.	44,300	266,686
Tailored Brands, Inc.	72,769	1,149,750
The Buckle, Inc. (b)	43,064	897,884
The Cato Corp., Class A	40,904	1,213,622
The Children's Place, Inc.	29,690	2,254,955
The Container Store Group, Inc. *	25,200	122,976
The Finish Line, Inc., Class A	63,619	1,252,658
Tile Shop Holdings, Inc. *	49,900	845,805
Tilly's, Inc., Class A *	12,600	116,928
Tuesday Morning Corp. *	65,800	325,710
Vitamin Shoppe, Inc. *	39,400	986,970
Wayfair, Inc., Class A *(b)	48,598	1,619,771
West Marine, Inc. *	24,500	196,000
Weyco Group, Inc.	9,100	230,321
Security	Number of Shares	Value ($)
Winmark Corp.	3,000	320,850
Zumiez, Inc. *	30,100	669,725
		86,752,873

Semiconductors & Semiconductor Equipment 3.8%
Acacia Communications, Inc. *(b)	8,000	557,520
Advanced Energy Industries, Inc. *	63,837	3,045,025
Advanced Micro Devices, Inc. *	1,174,643	8,492,669
Alpha & Omega Semiconductor Ltd. *	28,000	591,640
Ambarella, Inc. *	50,500	3,099,185
Amkor Technology, Inc. *	152,118	1,410,134
Applied Micro Circuits Corp. *	116,965	865,541
Axcelis Technologies, Inc. *	47,100	642,915
Brooks Automation, Inc.	104,131	1,356,827
Cabot Microelectronics Corp.	38,700	2,138,562
Cavium, Inc. *	100,850	5,692,982
CEVA, Inc. *	32,336	971,697
Cirrus Logic, Inc. *	96,600	5,214,468
Cohu, Inc.	36,800	411,792
Diodes, Inc. *	59,781	1,238,065
DSP Group, Inc. *	31,400	342,260
Entegris, Inc. *	221,900	3,528,210
Exar Corp. *	58,500	527,670
FormFactor, Inc. *	106,491	955,757
GigPeak, Inc. *	73,600	174,432
Impinj, Inc. *	9,500	234,555
Inphi Corp. *	63,633	2,360,784
Integrated Device Technology, Inc. *	208,589	4,319,878
Intersil Corp., Class A	211,100	4,661,088
IXYS Corp.	42,600	451,560
Kopin Corp. *	95,000	198,550
Lattice Semiconductor Corp. *	197,000	1,195,790
MACOM Technology Solutions Holdings, Inc. *	36,753	1,351,040
MaxLinear, Inc., Class A *	87,860	1,643,861
Microsemi Corp. *	179,521	7,563,220
MKS Instruments, Inc.	81,289	4,101,030
Monolithic Power Systems, Inc.	60,100	4,736,481
Nanometrics, Inc. *	40,600	848,134
NeoPhotonics Corp. *	50,663	709,282
NVE Corp.	6,500	365,755
PDF Solutions, Inc. *	44,800	884,800
Photronics, Inc. *	106,637	1,034,379
Power Integrations, Inc.	42,262	2,723,786
Rambus, Inc. *	167,300	2,039,387
Rudolph Technologies, Inc. *	46,700	845,270
Semtech Corp. *	100,029	2,420,702
Sigma Designs, Inc. *	48,758	355,933
Silicon Laboratories, Inc. *	63,250	3,791,837
Synaptics, Inc. *	56,400	2,939,568
Tessera Technologies, Inc.	74,759	2,773,559
Ultra Clean Holdings, Inc. *	43,300	368,050
Ultratech, Inc. *	35,200	749,408
Veeco Instruments, Inc. *	64,839	1,407,006
Xcerra Corp. *	84,400	465,044
		98,797,088

Software & Services 8.9%
2U, Inc. *	56,458	1,968,126
8x8, Inc. *	135,500	1,930,875
A10 Networks, Inc. *	68,819	527,154
ACI Worldwide, Inc. *	182,252	3,302,406
Actua Corp. *	56,400	657,060
Acxiom Corp. *	118,200	2,784,792
Alarm.com Holdings, Inc. *	15,700	458,126
ALJ Regional Holdings, Inc. *	28,500	113,715

28
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Amber Road, Inc. *	37,900	361,187
American Software, Inc., Class A	45,000	469,350
Angie's List, Inc. *	62,800	483,560
Apigee Corp. *	24,000	416,400
Appfolio, Inc., Class A *	6,300	120,015
Aspen Technology, Inc. *	130,299	6,415,923
Autobytel, Inc. *	13,500	220,725
Bankrate, Inc. *	74,600	581,880
Barracuda Networks, Inc. *	34,500	804,540
Bazaarvoice, Inc. *	142,400	697,760
Benefitfocus, Inc. *	19,790	643,175
Blackbaud, Inc.	72,769	4,468,017
Blackhawk Network Holdings, Inc. *	84,502	2,911,094
Blucora, Inc. *	63,100	839,230
Bottomline Technologies de, Inc. *	63,700	1,445,353
Box, Inc., Class A *	75,700	1,091,594
Brightcove, Inc. *	49,900	556,385
BroadSoft, Inc. *	45,600	1,894,680
CACI International, Inc., Class A *	38,658	3,782,685
Callidus Software, Inc. *	98,000	1,788,500
Carbonite, Inc. *	26,000	443,300
Cardtronics plc, Class A *	71,800	3,590,000
Care.com, Inc. *	23,800	216,104
Cass Information Systems, Inc.	17,640	950,090
ChannelAdvisor Corp. *	39,100	430,100
Cimpress N.V. *	38,800	3,230,100
CommVault Systems, Inc. *	60,547	3,239,264
comScore, Inc. *	73,649	2,120,355
Convergys Corp.	137,600	4,017,920
Cornerstone OnDemand, Inc. *	78,300	3,233,790
CSG Systems International, Inc.	51,100	1,943,333
Cvent, Inc. *	46,200	1,442,364
Datalink Corp. *	30,100	285,348
DHI Group, Inc. *	76,400	435,480
Digimarc Corp. *(b)	17,200	543,520
EarthLink Holdings Corp.	161,881	925,959
Ebix, Inc.	39,400	2,206,400
Ellie Mae, Inc. *	50,900	5,389,801
Endurance International Group Holdings, Inc. *	93,002	683,565
EnerNOC, Inc. *	42,000	218,400
Envestnet, Inc. *	63,754	2,253,704
EPAM Systems, Inc. *	76,483	4,923,211
EVERTEC, Inc.	94,800	1,436,220
Everyday Health, Inc. *	43,639	458,210
Exa Corp. *	21,600	302,400
ExlService Holdings, Inc. *	50,592	2,227,566
Fair Isaac Corp.	48,641	5,869,996
Five9, Inc. *	50,800	727,456
Fleetmatics Group plc *	61,900	3,707,810
Forrester Research, Inc.	16,017	596,633
Gigamon, Inc. *	50,200	2,776,060
Global Sources Ltd. *	12,000	97,200
Globant S.A. *	39,751	1,729,169
Glu Mobile, Inc. *(b)	170,358	337,309
Gogo, Inc. *(b)	89,100	900,801
GrubHub, Inc. *	124,576	4,747,591
GTT Communications, Inc. *	40,643	914,468
Guidance Software, Inc. *	31,700	163,572
Hortonworks, Inc. *(b)	62,800	479,792
HubSpot, Inc. *	44,689	2,343,938
Imperva, Inc. *	44,242	1,632,530
inContact, Inc. *	91,600	1,274,156
Infoblox, Inc. *	87,800	2,326,700
Information Services Group, Inc. *	48,500	191,575
Instructure, Inc. *	16,500	419,925
Interactive Intelligence Group, Inc. *	28,173	1,703,058
Intralinks Holdings, Inc. *	61,600	564,872
Security	Number of Shares	Value ($)
j2 Global, Inc.	72,528	5,160,367
Jive Software, Inc. *	82,300	325,085
Limelight Networks, Inc. *	90,900	161,802
Lionbridge Technologies, Inc. *	99,900	482,517
Liquidity Services, Inc. *	37,500	331,875
LivePerson, Inc. *	80,400	683,400
LogMeIn, Inc.	39,800	3,781,000
ManTech International Corp., Class A	38,700	1,502,721
Marchex, Inc., Class B *	48,200	121,464
MAXIMUS, Inc.	99,517	5,180,855
MeetMe, Inc. *	64,400	314,916
Mentor Graphics Corp.	172,267	4,978,516
MicroStrategy, Inc., Class A *	15,362	2,992,671
MINDBODY, Inc., Class A *(b)	22,000	455,400
Mitek Systems, Inc. *	46,200	311,850
MobileIron, Inc. *	92,736	338,486
Model N, Inc. *	28,300	291,490
MoneyGram International, Inc. *	42,800	300,028
Monotype Imaging Holdings, Inc.	63,400	1,210,940
NCI, Inc., Class A	10,000	117,500
NeuStar, Inc., Class A *	83,479	1,874,104
New Relic, Inc. *	33,800	1,232,010
NIC, Inc.	97,400	2,235,330
Numerex Corp., Class A *	21,400	152,154
Park City Group, Inc. *	25,000	328,750
Paycom Software, Inc. *	67,907	3,512,829
Paylocity Holding Corp. *	33,245	1,445,825
Pegasystems, Inc.	59,600	1,841,640
Perficient, Inc. *	53,497	995,579
PFSweb, Inc. *	18,923	136,624
Planet Payment, Inc. *	66,200	231,038
Progress Software Corp. *	79,220	2,131,810
Proofpoint, Inc. *	62,900	4,930,102
PROS Holdings, Inc. *	41,600	911,872
Q2 Holdings, Inc. *	39,493	1,109,753
QAD, Inc., Class A	14,100	339,105
Qualys, Inc. *	44,026	1,639,969
QuinStreet, Inc. *	44,900	130,210
Quotient Technology, Inc. *	99,132	1,050,799
Rapid7, Inc. *	31,100	445,663
RealNetworks, Inc. *	52,657	234,850
RealPage, Inc. *	82,900	2,254,880
Reis, Inc.	11,900	233,835
RetailMeNot, Inc. *	65,800	595,490
Rightside Group Ltd. *	17,500	147,175
RingCentral, Inc., Class A *	90,868	1,880,968
Rosetta Stone, Inc. *	31,000	220,720
Sapiens International Corp. N.V.	33,066	450,028
Science Applications International Corp.	65,384	4,505,611
SecureWorks Corp., Class A *	9,300	109,647
ServiceSource International, Inc. *	105,500	501,125
Shutterstock, Inc. *	30,360	1,790,936
Silver Spring Networks, Inc. *	60,200	846,412
SPS Commerce, Inc. *	25,500	1,590,690
Stamps.com, Inc. *	24,800	2,419,240
Sykes Enterprises, Inc. *	60,293	1,612,235
Synchronoss Technologies, Inc. *	63,662	2,337,032
Syntel, Inc.	49,817	1,001,322
Take-Two Interactive Software, Inc. *	129,712	5,757,916
Tangoe, Inc. *	45,200	387,816
TechTarget, Inc. *	31,700	256,136
Telenav, Inc. *	40,000	218,000
TeleTech Holdings, Inc.	27,200	764,320
The Hackett Group, Inc.	40,800	657,696
The Rubicon Project, Inc. *	57,661	441,683
TiVo Corp. *	182,409	3,620,819
Travelport Worldwide Ltd.	177,362	2,504,351
TrueCar, Inc. *	87,259	842,049

29
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
TubeMogul, Inc. *	29,288	213,802
Unisys Corp. *(b)	77,550	810,398
Varonis Systems, Inc. *	15,900	453,945
VASCO Data Security International, Inc. *	45,900	631,125
Verint Systems, Inc. *	99,560	3,584,160
VirnetX Holding Corp. *(b)	65,700	200,385
Virtusa Corp. *	44,900	850,406
Web.com Group, Inc. *	66,800	1,075,480
WebMD Health Corp. *	59,070	2,902,109
Workiva, Inc. *	34,700	574,285
Xactly Corp. *	35,400	456,660
XO Group, Inc. *	39,800	732,320
Zendesk, Inc. *	125,294	3,293,979
Zix Corp. *	88,900	361,823
		232,427,330

Technology Hardware & Equipment 5.2%
3D Systems Corp. *(b)	165,900	2,301,033
ADTRAN, Inc.	79,800	1,448,370
Aerohive Networks, Inc. *	31,800	168,222
Agilysys, Inc. *	24,000	231,600
Anixter International, Inc. *	44,824	2,947,178
Applied Optoelectronics, Inc. *	23,900	459,597
Avid Technology, Inc. *	43,642	286,728
AVX Corp.	72,454	1,015,805
Badger Meter, Inc.	43,880	1,410,742
Bel Fuse, Inc., Class B	14,100	336,285
Belden, Inc.	66,108	4,284,459
Benchmark Electronics, Inc. *	75,094	1,888,614
Black Box Corp.	24,092	277,058
CalAmp Corp. *	53,500	691,220
Calix, Inc. *	62,600	391,250
Ciena Corp. *	211,574	4,100,304
Clearfield, Inc. *	16,700	279,725
Coherent, Inc. *	37,789	3,934,591
Comtech Telecommunications Corp.	37,500	390,000
Control4 Corp. *	31,800	359,022
CPI Card Group, Inc. (b)	30,300	166,650
Cray, Inc. *	62,100	1,291,680
CTS Corp.	52,200	950,040
Daktronics, Inc.	59,300	495,155
Diebold, Inc.	107,933	2,352,939
Digi International, Inc. *	33,900	310,185
DTS, Inc.	28,842	1,221,459
Eastman Kodak Co. *	25,900	385,910
Electro Scientific Industries, Inc. *	42,900	222,222
Electronics For Imaging, Inc. *	72,388	3,078,662
EMCORE Corp.	34,290	224,599
ePlus, Inc. *	9,200	842,260
Extreme Networks, Inc. *	166,900	702,649
Fabrinet *	55,600	2,110,576
FARO Technologies, Inc. *	25,200	845,460
Finisar Corp. *	165,200	4,523,176
Harmonic, Inc. *	123,200	628,320
II-VI, Inc. *	90,100	2,504,780
Immersion Corp. *	46,379	378,453
Infinera Corp. *	215,904	1,684,051
Insight Enterprises, Inc. *	55,100	1,586,329
InterDigital, Inc.	55,700	3,935,205
InvenSense, Inc. *	133,100	1,018,215
Itron, Inc. *	52,369	2,822,689
Ixia *	104,264	1,245,955
Kimball Electronics, Inc. *	49,900	693,610
Knowles Corp. *	133,397	1,992,951
KVH Industries, Inc. *	30,800	244,860
Littelfuse, Inc.	34,800	4,854,600
Lumentum Holdings, Inc. *	77,700	2,610,720
Security	Number of Shares	Value ($)
Maxwell Technologies, Inc. *	50,000	242,000
Mesa Laboratories, Inc.	4,800	605,952
Methode Electronics, Inc.	56,200	1,753,440
MTS Systems Corp.	26,875	1,277,906
NETGEAR, Inc. *	50,000	2,525,000
NetScout Systems, Inc. *	139,600	3,832,020
Nimble Storage, Inc. *	97,277	742,224
Novanta, Inc. *	57,700	1,006,865
Oclaro, Inc. *	175,000	1,279,250
OSI Systems, Inc. *	27,700	1,942,601
Park Electrochemical Corp.	32,946	508,357
PC Connection, Inc.	17,700	410,817
Plantronics, Inc.	50,730	2,623,248
Plexus Corp. *	50,462	2,311,664
Pure Storage, Inc., Class A *	107,400	1,325,316
Radisys Corp. *	56,700	236,439
Rofin-Sinar Technologies, Inc. *	45,436	1,478,942
Rogers Corp. *	27,867	1,516,801
Sanmina Corp. *	112,400	3,107,860
ScanSource, Inc. *	40,305	1,410,675
ShoreTel, Inc. *	105,257	699,959
Silicom Ltd.	8,600	319,920
Silicon Graphics International Corp. *	53,400	413,850
Sonus Networks, Inc. *	72,111	417,523
Stratasys Ltd. *	77,206	1,476,179
Super Micro Computer, Inc. *	60,326	1,429,726
SYNNEX Corp.	46,200	4,737,348
Systemax, Inc.	14,500	113,825
Tech Data Corp. *	54,367	4,187,346
TTM Technologies, Inc. *	110,892	1,458,230
Ubiquiti Networks, Inc. *	40,572	2,127,190
Universal Display Corp. *	63,952	3,306,318
USA Technologies, Inc. *	56,300	253,350
ViaSat, Inc. *	70,619	4,989,939
Viavi Solutions, Inc. *	359,100	2,556,792
Vishay Intertechnology, Inc.	212,428	2,995,235
Vishay Precision Group, Inc. *	16,500	259,050
		135,005,320

Telecommunication Services 0.7%
ATN International, Inc.	16,000	1,082,240
Boingo Wireless, Inc. *	51,500	500,580
Cincinnati Bell, Inc. *	68,129	1,338,735
Cogent Communications Holdings, Inc.	65,300	2,409,570
Consolidated Communications Holdings, Inc.	77,374	1,851,560
FairPoint Communications, Inc. *	28,900	450,840
General Communication, Inc., Class A *	46,100	730,224
Globalstar, Inc. *(b)	578,889	535,820
Hawaiian Telcom Holdco, Inc. *	9,713	199,311
IDT Corp., Class B	25,400	454,406
Inteliquent, Inc.	54,500	915,055
Intelsat S.A. *	40,100	108,671
Iridium Communications, Inc. *	133,700	1,089,655
Lumos Networks Corp. *	37,200	528,612
NII Holdings, Inc. *	81,100	198,695
ORBCOMM, Inc. *	99,300	886,749
pdvWireless, Inc. *(b)	15,305	361,198
Shenandoah Telecommunications Co.	71,200	1,879,680
Spok Holdings, Inc.	30,100	543,305
Straight Path Communications, Inc., Class B *(b)	13,015	316,004
Vonage Holdings Corp. *	292,300	2,005,178
Windstream Holdings, Inc. (b)	149,664	1,174,862
		19,560,950

30
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Transportation 1.5%
Air Transport Services Group, Inc. *	81,500	1,078,245
Allegiant Travel Co.	20,381	2,810,540
ArcBest Corp.	40,572	807,383
Atlas Air Worldwide Holdings, Inc. *	37,500	1,569,375
Celadon Group, Inc.	39,100	254,150
Costamare, Inc.	40,200	261,300
Covenant Transport Group, Inc., Class A *	21,294	340,491
Echo Global Logistics, Inc. *	45,275	959,830
Forward Air Corp.	46,382	1,916,504
Hawaiian Holdings, Inc. *	83,700	3,768,592
Heartland Express, Inc.	75,400	1,387,360
Hub Group, Inc., Class A *	52,798	1,924,487
Knight Transportation, Inc.	102,600	3,001,050
Marten Transport Ltd.	35,365	724,983
Matson, Inc.	65,831	2,629,290
P.A.M. Transportation Services, Inc. *	4,000	78,800
Park-Ohio Holdings Corp.	13,600	434,520
Radiant Logistics, Inc. *	36,754	91,885
Roadrunner Transportation Systems, Inc. *	40,900	310,840
Saia, Inc. *	37,900	1,351,135
Scorpio Bulkers, Inc. *(b)	89,575	349,343
SkyWest, Inc.	80,412	2,424,422
Swift Transportation Co. *	115,700	2,589,366
Universal Logistics Holdings, Inc.	11,747	146,250
USA Truck, Inc. *	14,200	116,866
Virgin America, Inc. *	29,901	1,625,119
Werner Enterprises, Inc.	67,949	1,634,173
XPO Logistics, Inc. *	151,202	4,979,082
YRC Worldwide, Inc. *	47,400	420,912
		39,986,293

Utilities 3.9%
ALLETE, Inc.	78,199	4,792,817
American States Water Co.	58,600	2,342,828
Artesian Resources Corp., Class A	10,500	296,310
Atlantic Power Corp.	168,800	388,240
Atlantica Yield plc	92,484	1,662,862
Avista Corp.	97,730	4,046,022
Black Hills Corp.	79,298	4,904,581
California Water Service Group	75,774	2,348,994
Chesapeake Utilities Corp.	25,400	1,626,870
Connecticut Water Service, Inc.	18,400	958,088
Consolidated Water Co., Ltd.	20,376	228,211
Delta Natural Gas Co., Inc.	12,200	287,310
Dynegy, Inc. *	182,700	1,945,755
El Paso Electric Co.	63,303	2,924,599
Genie Energy Ltd., Class B *	16,911	88,106
Global Water Resources, Inc. (b)	15,000	117,300
IDACORP, Inc.	78,143	6,125,630
MGE Energy, Inc.	53,840	3,146,948
Middlesex Water Co.	26,185	945,279
New Jersey Resources Corp.	136,500	4,634,175
Northwest Natural Gas Co.	42,495	2,498,706
NorthWestern Corp.	77,269	4,446,831
NRG Yield, Inc., Class A	59,933	882,813
NRG Yield, Inc., Class C	98,024	1,509,570
ONE Gas, Inc.	80,200	4,914,656
Ormat Technologies, Inc.	60,973	2,940,728
Otter Tail Corp.	59,153	2,126,550
Pattern Energy Group, Inc.	101,900	2,277,465
PNM Resources, Inc.	125,400	4,119,390
Portland General Electric Co.	141,108	6,157,953
SJW Corp.	24,600	1,247,958
South Jersey Industries, Inc.	124,920	3,703,878
Southwest Gas Corp.	74,096	5,368,996
Security	Number of Shares	Value ($)
Spark Energy, Inc., Class A	7,900	191,180
Spire, Inc.	68,471	4,299,979
Talen Energy Corp. *	127,547	1,776,730
TerraForm Global, Inc., Class A *	144,200	540,750
TerraForm Power, Inc., Class A *	136,500	1,693,965
The Empire District Electric Co.	70,300	2,406,369
The York Water Co.	19,200	606,720
Unitil Corp.	22,100	896,597
Vivint Solar, Inc. *(b)	27,000	83,700
WGL Holdings, Inc.	78,833	4,971,997
		103,474,406
Total Common Stock
(Cost $2,015,427,364)		2,592,562,813

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Dyax Corp. CVR *(a)(f)	224,713	249,431
Omthera Pharmaceutical CVR *(a)(f)	8,400	—
		249,431

Telecommunication Services 0.0%
Leap Wireless CVR *(a)(f)	84,700	254,100
Total Rights
(Cost $462,875)		503,531

Other Investment Company 2.8% of net assets

Securities Lending Collateral 2.8%
Wells Fargo Government Money Market Fund, Select Class 0.32% (c)	71,694,474	71,694,474
Total Other Investment Company
(Cost $71,694,474)		71,694,474
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investments 1.1% of net assets

Time Deposits 1.1%
ING Bank
0.15%, 11/01/16 (e)	3,034,612	3,034,612
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (e)	26,096,652	26,096,652
Total Short-Term Investments
(Cost $29,131,264)		29,131,264

End of Investments.

31
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

At 10/31/16, the tax basis cost of the fund's investments was $2,131,133,184 and the unrealized appreciation and depreciation were $808,218,794 and ($245,459,896), respectively, with a net unrealized appreciation of $562,758,898.
*	Non-income producing security.
(a)	Illiquid security. At the period end, the value of these amounted to $831,653 or 0.0% of net assets.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $69,176,152.
(c)	The rate shown is the 7-day yield.
(e)	The rate shown is the current daily overnight rate.
(f)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
Russell 2000 Index, mini, Long, expires 12/16/16	195	23,191,350	(607,492)
32
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.4%	Common Stock	3,091,955,361	4,822,321,992
0.0%	Rights	67,393	73,410
0.4%	Other Investment Company	19,726,894	19,726,894
0.5%	Short-Term Investment	21,277,491	21,277,491
100.3%	Total Investments	3,133,027,139	4,863,399,787
(0.3%)	Other Assets and Liabilities, Net		(12,976,513)
100.0%	Net Assets		4,850,423,274

Security	Number of Shares	Value ($)
Common Stock 99.4% of net assets

Automobiles & Components 0.9%
Adient plc *	19,862	903,920
American Axle & Manufacturing Holdings, Inc. *	13,400	240,128
Autoliv, Inc.	18,600	1,800,108
BorgWarner, Inc.	44,800	1,605,632
Cooper Tire & Rubber Co.	8,900	327,075
Cooper-Standard Holding, Inc. *	5,400	492,858
Dana, Inc.	35,200	544,896
Delphi Automotive plc	55,685	3,623,423
Dorman Products, Inc. *	8,900	571,736
Drew Industries, Inc.	5,400	483,570
Federal-Mogul Holdings Corp. *	22,200	205,572
Ford Motor Co.	848,040	9,955,989
General Motors Co.	295,685	9,343,646
Gentex Corp.	59,600	1,007,836
Gentherm, Inc. *	13,007	366,147
Harley-Davidson, Inc.	42,093	2,400,143
Horizon Global Corp. *	3,717	74,489
Lear Corp.	14,000	1,718,920
Modine Manufacturing Co. *	12,100	132,495
Motorcar Parts of America, Inc. *	13,800	362,112
Standard Motor Products, Inc.	7,500	366,750
Stoneridge, Inc. *	13,100	194,142
Strattec Security Corp.	1,500	53,250
Tenneco, Inc. *	10,080	555,105
Tesla Motors, Inc. *(c)	25,494	5,040,929
The Goodyear Tire & Rubber Co.	53,637	1,557,082
Thor Industries, Inc.	7,500	594,825
Tower International, Inc.	5,564	120,739
Visteon Corp.	8,000	564,880
VOXX International Corp. *	9,100	37,310
Winnebago Industries, Inc.	7,400	209,050
		45,454,757

Banks 6.0%
1st Source Corp.	6,080	210,125
Ameris Bancorp	6,348	230,432
Arrow Financial Corp.	12,386	391,398
Associated Banc-Corp.	25,000	507,500
Astoria Financial Corp.	19,300	282,359
Banc of California, Inc.	15,000	199,500
Security	Number of Shares	Value ($)
BancFirst Corp.	2,300	164,910
BancorpSouth, Inc.	16,112	378,632
Bank Mutual Corp.	18,268	142,490
Bank of America Corp.	2,200,301	36,304,966
Bank of Hawaii Corp.	10,000	751,500
Bank of the Ozarks, Inc.	22,800	842,688
BankUnited, Inc.	26,896	783,749
Banner Corp.	5,571	251,475
BB&T Corp.	172,807	6,774,034
Beneficial Bancorp, Inc.	29,899	433,536
Berkshire Hills Bancorp, Inc.	8,000	236,400
BNC Bancorp	11,012	274,199
BofI Holding, Inc. *(c)	20,000	372,600
BOK Financial Corp.	3,740	265,615
Boston Private Financial Holdings, Inc.	20,729	272,586
Brookline Bancorp, Inc.	33,705	431,424
Bryn Mawr Bank Corp.	3,400	106,760
Camden National Corp.	3,750	123,825
Capital Bank Financial Corp., Class A	10,300	337,325
Capital City Bank Group, Inc.	6,875	103,400
Capitol Federal Financial, Inc.	21,963	322,197
Cardinal Financial Corp.	3,700	97,236
Cathay General Bancorp	16,006	479,380
CenterState Banks, Inc.	17,590	328,581
Central Pacific Financial Corp.	10,269	263,194
Century Bancorp, Inc., Class A	800	36,280
Chemical Financial Corp.	15,770	677,322
CIT Group, Inc.	38,200	1,387,806
Citigroup, Inc.	631,689	31,047,514
Citizens Financial Group, Inc.	123,800	3,260,892
City Holding Co.	4,800	250,896
Columbia Banking System, Inc.	9,951	328,582
Comerica, Inc.	39,159	2,039,792
Commerce Bancshares, Inc.	19,507	971,839
Community Bank System, Inc.	15,800	744,338
Community Trust Bancorp, Inc.	10,335	377,744
ConnectOne Bancorp, Inc.	32,600	598,210
Cullen/Frost Bankers, Inc.	12,600	957,474
Customers Bancorp, Inc. *	24,200	655,094
CVB Financial Corp.	19,411	325,717
Dime Community Bancshares, Inc.	6,875	111,375
Eagle Bancorp, Inc. *	5,760	283,104
East West Bancorp, Inc.	29,100	1,149,741
Enterprise Financial Services Corp.	7,400	244,940
Essent Group Ltd. *	14,900	393,956
EverBank Financial Corp.	35,300	681,643
F.N.B. Corp.	47,061	615,087
FCB Financial Holdings, Inc., Class A *	20,600	768,380
Fifth Third Bancorp	166,314	3,618,993
First BanCorp (Puerto Rico) *	56,579	290,250
First Busey Corp.	6,733	155,600
First Citizens BancShares, Inc., Class A	1,900	552,900
First Commonwealth Financial Corp.	24,904	253,025
First Financial Bancorp	10,339	222,289
First Financial Bankshares, Inc.	18,200	658,840
First Financial Corp.	2,600	104,260
First Horizon National Corp.	66,116	1,018,848
First Interstate BancSystem, Inc., Class A	8,900	283,910
First Merchants Corp.	9,041	254,504

33
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
First Midwest Bancorp, Inc.	15,825	305,581
First Republic Bank	33,724	2,510,077
First United Corp. *	2,200	25,740
Flagstar Bancorp, Inc. *	8,060	221,086
Flushing Financial Corp.	6,800	145,656
Fulton Financial Corp.	28,262	421,104
Glacier Bancorp, Inc.	10,497	296,645
Great Southern Bancorp, Inc.	3,400	140,590
Great Western Bancorp, Inc.	13,000	419,120
Hancock Holding Co.	12,344	414,141
Hanmi Financial Corp.	7,000	175,000
Heartland Financial USA, Inc.	2,500	93,625
Heritage Financial Corp.	6,135	112,884
Hilltop Holdings, Inc. *	14,975	369,883
Home BancShares, Inc.	23,000	494,730
Hope Bancorp, Inc.	26,063	420,657
Huntington Bancshares, Inc.	224,036	2,374,782
IBERIABANK Corp.	6,075	398,824
Impac Mortgage Holdings, Inc. *	15,600	247,260
Independent Bank Corp., Massachusetts	5,700	314,355
Independent Bank Corp., Michigan	16,731	281,081
International Bancshares Corp.	13,484	415,981
Investors Bancorp, Inc.	78,997	968,503
JPMorgan Chase & Co.	777,963	53,881,717
Kearny Financial Corp.	12,423	173,301
KeyCorp	245,546	3,467,110
Lakeland Financial Corp.	5,550	204,462
LegacyTexas Financial Group, Inc.	8,700	297,627
LendingTree, Inc. *(c)	2,444	195,153
M&T Bank Corp.	35,266	4,328,196
MainSource Financial Group, Inc.	5,535	138,154
MB Financial, Inc.	13,857	504,256
Merchants Bancshares, Inc.	3,650	156,950
MGIC Investment Corp. *	102,800	838,848
MutualFirst Financial, Inc.	2,000	54,700
National Bank Holdings Corp., Class A	12,800	311,552
Nationstar Mortgage Holdings, Inc. *	10,200	154,122
NBT Bancorp, Inc.	11,500	387,665
New York Community Bancorp, Inc.	114,285	1,641,133
Northfield Bancorp, Inc.	15,765	259,334
Northrim BanCorp, Inc.	4,281	105,099
Northwest Bancshares, Inc.	19,350	304,569
OceanFirst Financial Corp.	7,150	147,862
Ocwen Financial Corp. *	18,620	79,507
OFG Bancorp	8,163	86,936
Old National Bancorp	16,800	246,960
Oritani Financial Corp.	6,000	93,900
Pacific Premier Bancorp, Inc. *	24,000	620,400
PacWest Bancorp	24,833	1,077,504
Park National Corp.	4,845	469,626
People's United Financial, Inc.	79,087	1,284,373
Peoples Financial Corp. *	3,000	31,500
PHH Corp. *	22,086	320,689
Pinnacle Financial Partners, Inc.	6,475	334,110
Popular, Inc.	19,720	715,836
Premier Financial Bancorp, Inc.	2,645	44,489
PrivateBancorp, Inc.	21,000	950,040
Prosperity Bancshares, Inc.	17,300	959,631
Provident Financial Holdings, Inc.	4,350	82,998
Provident Financial Services, Inc.	14,017	318,046
Radian Group, Inc.	51,000	693,090
Regions Financial Corp.	273,873	2,933,180
Renasant Corp.	8,910	300,623
Republic Bancorp, Inc., Class A	6,521	206,324
S&T Bancorp, Inc.	12,400	389,236
Sandy Spring Bancorp, Inc.	5,900	187,030
Seacoast Banking Corp. of Florida *	3,936	68,526
ServisFirst Bancshares, Inc.	5,000	270,700
Security	Number of Shares	Value ($)
Shore Bancshares, Inc.	1,250	15,963
Signature Bank *	11,500	1,386,440
Simmons First National Corp., Class A	11,900	587,265
South State Corp.	5,584	409,586
Southside Bancshares, Inc.	5,226	170,472
Southwest Bancorp, Inc.	7,800	145,470
State Bank Financial Corp.	6,200	136,710
Sterling Bancorp	19,185	345,330
Stock Yards Bancorp, Inc.	5,505	187,721
Suffolk Bancorp	4,600	165,600
Sun Bancorp, Inc.	3,863	88,849
SunTrust Banks, Inc.	106,857	4,833,142
SVB Financial Group *	11,800	1,442,786
Synovus Financial Corp.	28,042	927,349
TCF Financial Corp.	32,100	459,030
Texas Capital Bancshares, Inc. *	7,800	462,540
TFS Financial Corp.	34,200	609,444
The First of Long Island Corp.	6,000	191,700
The PNC Financial Services Group, Inc.	105,342	10,070,695
Timberland Bancorp, Inc.	2,000	32,920
Tompkins Financial Corp.	4,024	319,023
Towne Bank	21,600	535,680
TriCo Bancshares	5,682	149,550
TrustCo Bank Corp.	20,657	144,599
Trustmark Corp.	24,262	671,572
U.S. Bancorp	341,837	15,300,624
UMB Financial Corp.	7,774	482,377
Umpqua Holdings Corp.	51,951	793,811
Union Bankshares Corp.	12,893	360,101
United Bankshares, Inc.	12,300	463,710
United Community Banks, Inc.	11,678	251,894
United Financial Bancorp, Inc.	14,699	216,222
Valley National Bancorp	77,242	761,606
Walker & Dunlop, Inc. *	9,700	233,479
Walter Investment Management Corp. *	5,325	26,625
Washington Federal, Inc.	14,942	407,170
Washington Trust Bancorp, Inc.	3,600	165,240
Webster Financial Corp.	21,963	887,305
Wells Fargo & Co.	977,413	44,970,772
WesBanco, Inc.	7,756	255,250
Westamerica Bancorp	5,200	257,712
Western Alliance Bancorp *	16,600	620,176
Wintrust Financial Corp.	8,900	480,155
WSFS Financial Corp.	6,000	210,300
Yadkin Financial Corp.	9,200	255,208
Zions Bancorp	42,725	1,376,172
		293,134,875

Capital Goods 7.5%
3M Co.	131,557	21,746,372
A.O. Smith Corp.	35,000	1,580,950
AAON, Inc.	10,279	307,856
AAR Corp.	8,400	270,228
Actuant Corp., Class A	10,280	229,244
Acuity Brands, Inc.	9,100	2,034,487
AECOM *	31,725	883,541
Aegion Corp. *	4,300	79,593
Aerojet Rocketdyne Holdings, Inc. *	11,600	204,160
Aerovironment, Inc. *	4,200	100,758
AGCO Corp.	15,462	789,799
Air Lease Corp.	17,400	526,524
Aircastle Ltd.	14,100	289,755
Alamo Group, Inc.	2,500	162,300
Albany International Corp., Class A	6,718	273,759
Alcoa, Inc.	97,499	2,800,171
Allegion plc	17,433	1,112,923
Allison Transmission Holdings, Inc.	38,555	1,129,276

34
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Altra Industrial Motion Corp.	4,300	126,850
American Railcar Industries, Inc.	4,500	165,510
American Woodmark Corp. *	4,000	298,800
AMETEK, Inc.	50,659	2,234,062
Apogee Enterprises, Inc.	6,600	268,950
Applied Industrial Technologies, Inc.	6,525	331,470
Armstrong Flooring, Inc. *	4,247	68,759
Armstrong World Industries, Inc. *	8,495	318,563
Astec Industries, Inc.	5,700	315,552
Astronics Corp. *	2,550	94,401
Astronics Corp., Class B *	382	14,134
AZZ, Inc.	5,700	303,525
B/E Aerospace, Inc.	22,900	1,363,008
Babcock & Wilcox Enterprises, Inc. *	8,700	136,938
Barnes Group, Inc.	11,200	446,208
Beacon Roofing Supply, Inc. *	16,100	676,844
BMC Stock Holdings, Inc. *	31,400	519,670
Briggs & Stratton Corp.	11,400	212,268
Builders FirstSource, Inc. *	17,100	165,357
BWX Technologies, Inc.	24,900	976,578
Carlisle Cos., Inc.	15,000	1,572,750
Caterpillar, Inc.	126,269	10,538,411
Chart Industries, Inc. *	4,400	122,056
Chicago Bridge & Iron Co., N.V.	17,800	569,956
CIRCOR International, Inc.	3,750	201,675
CLARCOR, Inc.	14,800	920,708
Colfax Corp. *	32,600	1,036,354
Columbus McKinnon Corp.	4,300	83,807
Comfort Systems USA, Inc.	7,700	222,145
Crane Co.	13,000	884,130
Cubic Corp.	4,500	192,150
Cummins, Inc.	32,400	4,141,368
Curtiss-Wright Corp.	9,100	815,542
Deere & Co.	63,754	5,629,478
DigitalGlobe, Inc. *	12,322	309,282
Donaldson Co., Inc.	36,200	1,322,024
Dover Corp.	38,161	2,552,589
Ducommun, Inc. *	3,200	60,928
DXP Enterprises, Inc. *	1,700	37,043
Dycom Industries, Inc. *	5,300	407,729
Dynamic Materials Corp.	6,800	73,780
Eaton Corp. plc	99,177	6,324,517
EMCOR Group, Inc.	12,700	767,842
Emerson Electric Co.	137,908	6,989,177
Encore Wire Corp.	4,600	157,090
EnerSys	7,500	488,475
Engility Holdings, Inc. *	4,116	118,253
EnPro Industries, Inc.	4,900	265,188
ESCO Technologies, Inc.	3,900	173,745
Esterline Technologies Corp. *	5,900	433,355
Fastenal Co.	56,432	2,199,719
Federal Signal Corp.	12,800	157,184
Flowserve Corp.	27,700	1,173,095
Fluor Corp.	28,519	1,482,703
Fortive Corp.	62,287	3,179,751
Fortune Brands Home & Security, Inc.	35,900	1,961,217
Franklin Electric Co., Inc.	9,700	353,565
FreightCar America, Inc.	2,500	32,650
FuelCell Energy, Inc. *(c)	43,250	144,888
GATX Corp.	8,900	389,553
Generac Holdings, Inc. *	12,500	476,125
General Cable Corp.	6,700	93,800
General Dynamics Corp.	60,800	9,164,992
General Electric Co.	1,933,100	56,253,210
Gibraltar Industries, Inc. *	6,300	245,070
Graco, Inc.	10,812	809,819
Granite Construction, Inc.	8,150	400,654
Great Lakes Dredge & Dock Corp. *	11,600	41,180
Security	Number of Shares	Value ($)
Griffon Corp.	15,100	252,170
H&E Equipment Services, Inc.	6,800	94,860
Hardinge, Inc.	4,800	46,560
Harsco Corp.	11,300	110,175
HD Supply Holdings, Inc. *	51,900	1,712,700
HEICO Corp.	5,175	349,623
HEICO Corp., Class A	6,000	360,000
Herc Holdings, Inc. *	5,820	175,124
Hexcel Corp.	21,200	964,388
Hillenbrand, Inc.	17,800	540,230
Honeywell International, Inc.	165,180	18,116,942
Hubbell, Inc.	11,300	1,181,076
Huntington Ingalls Industries, Inc.	10,672	1,722,034
Hyster-Yale Materials Handling, Inc.	2,300	133,883
IDEX Corp.	19,025	1,644,521
IES Holdings, Inc. *	5,105	76,320
Illinois Tool Works, Inc.	67,100	7,620,547
Ingersoll-Rand plc	55,600	3,741,324
ITT, Inc.	15,000	528,300
Jacobs Engineering Group, Inc. *	21,700	1,119,286
John Bean Technologies Corp.	4,983	397,893
Johnson Controls International plc	198,621	8,008,399
Joy Global, Inc.	17,550	488,416
Kadant, Inc.	3,001	155,002
Kaman Corp.	5,700	248,862
KBR, Inc.	24,000	355,440
Kennametal, Inc.	14,700	416,157
KLX, Inc. *	21,600	743,472
Kratos Defense & Security Solutions, Inc. *	10,180	57,212
L-3 Communications Holdings, Inc.	16,200	2,218,428
L.B. Foster Co., Class A	1,400	17,360
Lawson Products, Inc. *	5,500	103,675
Layne Christensen Co. *	4,500	38,565
Lennox International, Inc.	7,471	1,089,944
Lincoln Electric Holdings, Inc.	13,600	895,288
Lindsay Corp.	3,100	242,730
Lockheed Martin Corp.	55,535	13,682,713
Lydall, Inc. *	5,500	257,125
Manitowoc Foodservice, Inc. *	23,200	350,552
Masco Corp.	69,200	2,136,896
Masonite International Corp. *	12,700	722,630
MasTec, Inc. *	15,750	449,663
Mercury Systems, Inc. *	7,800	216,684
Meritor, Inc. *	22,600	232,328
Moog, Inc., Class A *	7,587	440,577
MRC Global, Inc. *	15,600	229,944
MSC Industrial Direct Co., Inc., Class A	12,000	873,600
Mueller Industries, Inc.	11,800	357,422
Mueller Water Products, Inc., Class A	23,139	285,072
MYR Group, Inc. *	8,500	253,640
National Presto Industries, Inc.	2,900	253,025
Navistar International Corp. *	11,600	258,680
NCI Building Systems, Inc. *	14,480	208,512
NN, Inc.	1,800	31,770
Nordson Corp.	9,500	951,235
Northrop Grumman Corp.	37,659	8,623,911
NOW, Inc. *	18,205	392,500
Omega Flex, Inc.	700	26,621
Orbital ATK, Inc.	14,394	1,070,338
Oshkosh Corp.	14,300	765,050
Owens Corning	26,800	1,307,304
PACCAR, Inc.	75,022	4,120,208
Parker-Hannifin Corp.	26,900	3,301,975
Pentair plc	42,885	2,364,250
PGT, Inc. *	10,000	98,000
Powell Industries, Inc.	2,800	99,092
Preformed Line Products Co.	1,000	43,020
Primoris Services Corp.	6,900	138,207

35
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Proto Labs, Inc. *	4,800	214,560
Quanex Building Products Corp.	6,125	99,838
Quanta Services, Inc. *	46,271	1,330,291
Raven Industries, Inc.	5,600	120,120
Raytheon Co.	62,177	8,494,000
RBC Bearings, Inc. *	6,000	428,100
Regal Beloit Corp.	8,700	514,170
Rexnord Corp. *	29,900	594,711
Rockwell Automation, Inc.	28,431	3,403,759
Rockwell Collins, Inc.	27,200	2,293,504
Roper Technologies, Inc.	20,959	3,632,404
Rush Enterprises, Inc., Class A *	8,200	215,250
Sensata Technologies Holding N.V. *	34,800	1,243,404
Simpson Manufacturing Co., Inc.	6,200	265,360
Snap-on, Inc.	12,280	1,892,348
SolarCity Corp. *(c)	13,500	264,600
Spirit AeroSystems Holdings, Inc., Class A *	31,100	1,566,196
SPX Corp. *	7,110	135,161
SPX FLOW, Inc. *	7,110	178,390
Standex International Corp.	3,000	229,200
Stanley Black & Decker, Inc.	32,213	3,667,128
Sun Hydraulics Corp.	5,600	164,808
TASER International, Inc. *	11,800	264,084
Teledyne Technologies, Inc. *	6,757	727,594
Tennant Co.	4,200	264,390
Terex Corp.	18,400	439,392
Textainer Group Holdings Ltd.	9,500	72,200
Textron, Inc.	56,100	2,248,488
The Boeing Co.	126,236	17,979,793
The Gorman-Rupp Co.	5,141	123,487
The Greenbrier Cos., Inc. (c)	5,800	182,700
The KEYW Holding Corp. *	8,400	88,116
The Manitowoc Co., Inc.	23,200	93,728
The Middleby Corp. *	11,500	1,289,265
The Timken Co.	13,100	432,955
The Toro Co.	21,200	1,015,056
Thermon Group Holdings, Inc. *	9,500	174,135
Titan International, Inc.	6,925	70,566
Titan Machinery, Inc. *	3,600	33,444
TransDigm Group, Inc. *	11,800	3,215,028
Trex Co., Inc. *	5,400	290,574
TriMas Corp. *	9,293	166,809
Trinity Industries, Inc.	28,300	604,205
Triton International Ltd.	6,000	72,420
Triumph Group, Inc.	8,100	191,970
Tutor Perini Corp. *	7,100	135,255
United Rentals, Inc. *	18,900	1,429,974
United Technologies Corp.	164,998	16,862,796
Univar, Inc. *	36,700	816,575
Universal Forest Products, Inc.	4,600	395,554
USG Corp. *	28,300	712,594
Valmont Industries, Inc.	4,300	550,185
Vectrus, Inc. *	1,938	32,500
Veritiv Corp. *	1,466	79,091
Vicor Corp. *	9,900	126,225
W.W. Grainger, Inc.	12,100	2,518,252
Wabash National Corp. *	11,200	126,000
WABCO Holdings, Inc. *	10,233	1,007,541
Wabtec Corp.	19,456	1,504,143
Watsco, Inc.	6,800	933,572
Watts Water Technologies, Inc., Class A	11,800	708,000
Wesco Aircraft Holdings, Inc. *	13,500	173,475
WESCO International, Inc. *	8,100	439,020
Woodward, Inc.	10,500	619,290
Xylem, Inc.	41,800	2,020,194
		362,217,252

Security	Number of Shares	Value ($)
Commercial & Professional Supplies 0.9%
ABM Industries, Inc.	13,900	543,212
Acacia Research Corp.	15,600	91,260
ACCO Brands Corp. *	42,001	466,211
ARC Document Solutions, Inc. *	7,000	24,010
Brady Corp., Class A	6,400	211,840
Casella Waste Systems, Inc., Class A *	13,300	148,960
CDI Corp.	5,500	33,825
CEB, Inc.	5,500	267,575
Cintas Corp.	19,650	2,096,065
Clean Harbors, Inc. *	10,900	515,788
CompX International, Inc.	2,000	22,300
Copart, Inc. *	27,218	1,428,128
Covanta Holding Corp.	26,400	396,000
CRA International, Inc. *	4,200	130,788
Deluxe Corp.	12,100	740,520
Ennis, Inc.	6,500	95,225
Equifax, Inc.	23,895	2,962,263
Essendant, Inc.	5,800	89,030
Exponent, Inc.	6,600	377,850
FTI Consulting, Inc. *	5,700	222,072
G&K Services, Inc., Class A	4,100	388,270
GP Strategies Corp. *	1,500	38,775
Healthcare Services Group, Inc.	20,256	748,864
Heidrick & Struggles International, Inc.	5,000	92,500
Herman Miller, Inc.	8,700	241,860
HNI Corp.	12,700	516,382
Huron Consulting Group, Inc. *	5,000	280,250
ICF International, Inc. *	6,500	301,600
IHS Markit Ltd. *	71,360	2,625,334
InnerWorkings, Inc. *	7,400	65,194
Insperity, Inc.	6,800	511,360
Interface, Inc.	8,400	133,140
KAR Auction Services, Inc.	29,400	1,251,852
Kelly Services, Inc., Class A	5,700	106,761
Kforce, Inc.	7,105	123,272
Kimball International, Inc., Class B	9,100	113,750
Knoll, Inc.	7,000	151,480
Korn/Ferry International	6,600	134,574
LSC Communications, Inc. *	4,579	110,995
ManpowerGroup, Inc.	14,537	1,116,442
Mastech Digital, Inc. *	675	4,992
Matthews International Corp., Class A	5,300	317,470
McGrath RentCorp	4,600	138,460
Mistras Group, Inc. *	4,000	83,760
Mobile Mini, Inc.	14,700	372,645
MSA Safety, Inc.	8,700	507,210
Multi-Color Corp.	4,625	300,278
Navigant Consulting, Inc. *	14,000	327,600
Nielsen Holdings plc	75,100	3,381,002
NL Industries, Inc. *	7,800	24,960
On Assignment, Inc. *	6,500	223,665
Performant Financial Corp. *	7,700	23,023
Pitney Bowes, Inc.	35,500	633,320
Quad Graphics, Inc.	9,800	232,848
Republic Services, Inc.	47,845	2,518,082
Resources Connection, Inc.	11,300	167,805
Robert Half International, Inc.	26,900	1,006,598
Rollins, Inc.	21,927	675,790
RPX Corp. *	10,300	100,528
RR Donnelley & Sons Co.	12,212	216,763
Steelcase, Inc., Class A	11,500	153,525
Stericycle, Inc. *	19,900	1,593,791
Team, Inc. *	4,548	139,851
Tetra Tech, Inc.	13,131	504,887
The Advisory Board Co. *	13,800	549,240
The Brink's Co.	7,100	280,805

36
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
The Dun & Bradstreet Corp.	7,840	978,824
TransUnion *	16,900	527,956
TRC Cos., Inc. *	3,350	27,303
TriNet Group, Inc. *	11,600	217,732
TrueBlue, Inc. *	10,100	176,750
UniFirst Corp.	3,700	453,250
US Ecology, Inc.	3,500	147,875
Verisk Analytics, Inc. *	31,000	2,528,050
Viad Corp.	3,625	150,437
Virco Manufacturing Corp. *	1,170	4,973
WageWorks, Inc. *	11,900	701,505
Waste Management, Inc.	84,110	5,522,663
West Corp.	11,812	232,933
		46,064,726

Consumer Durables & Apparel 1.5%
Arctic Cat, Inc.	2,400	35,976
Beazer Homes USA, Inc. *	10,835	110,842
Brunswick Corp.	18,400	800,400
CalAtlantic Group, Inc.	12,527	404,873
Callaway Golf Co.	31,065	317,174
Carter's, Inc.	9,400	811,596
Cavco Industries, Inc. *	1,610	148,764
Coach, Inc.	66,208	2,376,205
Columbia Sportswear Co.	6,900	390,816
Crocs, Inc. *	15,000	115,350
CSS Industries, Inc.	4,800	120,480
D.R. Horton, Inc.	74,190	2,138,898
Deckers Outdoor Corp. *	7,500	391,425
Ethan Allen Interiors, Inc.	10,200	313,140
Flexsteel Industries, Inc.	1,900	79,610
Foamex International, Inc. *(b)(f)	2,278	—
Fossil Group, Inc. *	7,662	208,943
G-III Apparel Group Ltd. *	11,300	295,156
Garmin Ltd.	22,300	1,078,428
GoPro, Inc., Class A *(c)	20,000	255,600
Hanesbrands, Inc.	78,188	2,009,432
Harman International Industries, Inc.	17,000	1,355,070
Hasbro, Inc.	22,600	1,885,066
Helen of Troy Ltd. *	5,000	407,500
Hovnanian Enterprises, Inc., Class A *	50,500	78,780
Iconix Brand Group, Inc. *	9,600	75,648
iRobot Corp. *	7,300	370,110
JAKKS Pacific, Inc. *(c)	7,500	50,250
Kate Spade & Co. *	27,500	460,625
KB Home	19,700	286,438
La-Z-Boy, Inc.	7,500	175,500
Leggett & Platt, Inc.	28,300	1,298,404
Lennar Corp., Class A	36,290	1,512,930
Libbey, Inc.	7,232	115,784
lululemon athletica, Inc. *	23,957	1,371,538
M.D.C. Holdings, Inc.	9,003	213,461
M/I Homes, Inc. *	3,000	64,530
Marine Products Corp.	405	3,787
Mattel, Inc.	76,700	2,418,351
Meritage Homes Corp. *	15,000	464,250
Michael Kors Holdings Ltd. *	38,700	1,965,186
Mohawk Industries, Inc. *	13,619	2,509,982
Movado Group, Inc.	5,800	127,890
NACCO Industries, Inc., Class A	1,900	138,985
Nautilus, Inc. *	9,825	172,920
Newell Brands, Inc.	108,101	5,191,010
NIKE, Inc., Class B	288,690	14,486,464
Nova Lifestyle, Inc. *	57,200	205,920
NVR, Inc. *	700	1,066,100
Oxford Industries, Inc.	2,500	156,800
Perry Ellis International, Inc. *	5,500	102,245
Security	Number of Shares	Value ($)
Polaris Industries, Inc. (c)	11,781	902,542
PulteGroup, Inc.	68,976	1,282,954
PVH Corp.	16,411	1,755,649
Ralph Lauren Corp.	12,400	1,216,440
Sequential Brands Group, Inc. *(c)	18,160	130,752
Skechers U.S.A., Inc., Class A *	25,800	542,574
Skyline Corp. *	2,600	30,082
Smith & Wesson Holding Corp. *	12,400	327,732
Stanley Furniture Co., Inc.	6,875	9,487
Steven Madden Ltd. *	14,112	471,341
Sturm, Ruger & Co., Inc.	2,700	166,050
Superior Uniform Group, Inc.	3,200	56,928
Taylor Morrison Home Corp., Class A *	9,876	168,484
Tempur Sealy International, Inc. *	13,900	751,573
Toll Brothers, Inc. *	31,200	856,128
TopBuild Corp. *	7,688	231,639
TRI Pointe Group, Inc. *	25,000	270,750
Tupperware Brands Corp.	9,700	577,344
Under Armour, Inc., Class A *(c)	37,400	1,163,140
Under Armour, Inc., Class C *	37,665	974,017
Universal Electronics, Inc. *	5,200	364,780
Vera Bradley, Inc. *	11,000	147,070
VF Corp.	71,900	3,897,699
Vince Holding Corp. *	5,757	31,376
Vista Outdoor, Inc. *	11,074	428,232
Vuzix Corp. *(c)	7,800	56,940
Whirlpool Corp.	17,614	2,638,929
Wolverine World Wide, Inc.	27,500	587,125
		71,172,389

Consumer Services 2.1%
American Public Education, Inc. *	5,600	112,840
Apollo Education Group, Inc. *	16,450	144,596
Aramark	46,800	1,742,364
Ascent Capital Group, Inc., Class A *	3,116	63,504
Belmond Ltd., Class A *	12,600	163,170
Biglari Holdings, Inc. *	279	122,252
BJ's Restaurants, Inc. *	7,300	263,530
Bloomin' Brands, Inc.	20,900	361,570
Bob Evans Farms, Inc.	4,200	173,124
Boyd Gaming Corp. *	21,300	380,418
Bridgepoint Education, Inc. *	13,700	92,612
Bright Horizons Family Solutions, Inc. *	13,712	917,470
Brinker International, Inc.	12,650	622,886
Buffalo Wild Wings, Inc. *	4,800	699,120
Caesars Entertainment Corp. *(c)	41,600	295,360
Career Education Corp. *	25,114	180,570
Carnival Corp.	95,439	4,686,055
Chipotle Mexican Grill, Inc. *	6,179	2,229,136
Choice Hotels International, Inc.	12,200	591,090
Churchill Downs, Inc.	2,900	394,400
Chuy's Holdings, Inc. *	6,760	191,984
ClubCorp Holdings, Inc.	38,442	444,005
Cracker Barrel Old Country Store, Inc. (c)	5,146	710,148
Darden Restaurants, Inc.	25,500	1,652,145
Dave & Buster's Entertainment, Inc. *	12,600	521,010
Denny's Corp. *	21,100	218,807
DeVry Education Group, Inc.	9,400	213,380
DineEquity, Inc.	3,000	237,300
Domino's Pizza, Inc.	12,200	2,064,728
Dover Motorsports, Inc.	1,400	3,360
Dunkin' Brands Group, Inc.	21,600	1,044,576
Eldorado Resorts, Inc. *	5,800	70,180
Extended Stay America, Inc.	13,200	188,760
Fiesta Restaurant Group, Inc. *	4,300	113,520
Golden Entertainment, Inc.	3,400	38,964
Graham Holdings Co., Class B	900	427,500

37
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Grand Canyon Education, Inc. *	8,500	370,940
H&R Block, Inc.	54,700	1,256,459
Hilton Worldwide Holdings, Inc.	120,247	2,717,582
Houghton Mifflin Harcourt Co. *	19,600	247,940
Hyatt Hotels Corp., Class A *	9,600	487,584
ILG, Inc.	25,089	410,958
International Speedway Corp., Class A	6,445	212,040
Isle of Capri Casinos, Inc. *	11,800	247,800
J Alexander's Holdings, Inc. *	2,846	25,614
Jack in the Box, Inc.	7,000	656,110
K12, Inc. *	12,100	131,164
La Quinta Holdings, Inc. *	15,800	158,158
Las Vegas Sands Corp.	80,700	4,670,916
LifeLock, Inc. *	11,000	177,100
Luby's, Inc. *	6,900	28,911
Marriott International, Inc., Class A	69,392	4,767,230
Marriott Vacations Worldwide Corp.	4,080	259,406
McDonald's Corp.	184,840	20,807,439
MGM Resorts International *	95,500	2,499,235
Monarch Casino & Resort, Inc. *	8,000	189,200
Norwegian Cruise Line Holdings Ltd. *	32,100	1,247,727
Panera Bread Co., Class A *	5,600	1,068,256
Papa John's International, Inc.	6,800	513,060
Penn National Gaming, Inc. *	17,000	219,810
Pinnacle Entertainment, Inc. *	9,800	116,130
Popeyes Louisiana Kitchen, Inc. *	6,600	352,308
Red Robin Gourmet Burgers, Inc. *	2,300	105,800
Regis Corp. *	17,300	219,364
Royal Caribbean Cruises Ltd.	34,300	2,636,641
Ruby Tuesday, Inc. *	33,713	100,128
Scientific Games Corp., Class A *	10,900	135,160
SeaWorld Entertainment, Inc.	12,511	175,279
Service Corp. International	35,000	896,000
ServiceMaster Global Holdings, Inc. *	30,000	1,073,700
Six Flags Entertainment Corp.	15,600	868,140
Sonic Corp.	12,868	294,806
Sotheby's	11,338	406,807
Speedway Motorsports, Inc.	6,700	126,027
Starbucks Corp.	310,294	16,467,303
Strayer Education, Inc. *	4,300	252,238
Texas Roadhouse, Inc.	16,100	652,372
The Cheesecake Factory, Inc.	7,087	376,958
The Wendy's Co.	50,775	550,401
Vail Resorts, Inc.	7,500	1,195,800
Weight Watchers International, Inc. *(c)	6,500	66,820
Wyndham Worldwide Corp.	23,044	1,517,217
Wynn Resorts Ltd.	15,600	1,474,980
Yum! Brands, Inc.	79,700	6,876,516
		102,683,968

Diversified Financials 4.8%
Affiliated Managers Group, Inc. *	11,217	1,488,047
AG Mortgage Investment Trust, Inc.	12,000	186,360
AGNC Investment Corp.	72,900	1,462,374
Ally Financial, Inc.	85,600	1,546,792
Altisource Residential Corp.	10,789	108,645
American Express Co.	171,903	11,417,797
Ameriprise Financial, Inc.	35,830	3,167,014
Annaly Capital Management, Inc.	218,253	2,261,101
Anworth Mortgage Asset Corp.	24,200	118,822
Apollo Commercial Real Estate Finance, Inc.	16,786	284,019
Arlington Asset Investment Corp., Class A	6,941	99,117
ARMOUR Residential REIT, Inc.	7,625	172,859
Artisan Partners Asset Management, Inc., Class A	5,500	143,000
Ashford, Inc. *	103	4,685
Security	Number of Shares	Value ($)
Associated Capital Group, Inc., Class A	3,400	115,430
Asta Funding, Inc. *	6,000	58,800
Atlanticus Holdings Corp. *	4,629	15,970
Berkshire Hathaway, Inc., Class B *	409,702	59,119,999
BGC Partners, Inc., Class A	61,300	526,567
BlackRock, Inc.	26,532	9,053,780
Blackstone Mortgage Trust, Inc., Class A	18,102	546,680
Calamos Asset Management, Inc., Class A	5,000	32,300
Capital One Financial Corp.	109,257	8,089,388
Capstead Mortgage Corp.	21,740	206,747
CBOE Holdings, Inc.	20,800	1,314,768
Chimera Investment Corp.	33,940	531,840
CIM Commercial Trust Corp.	9,700	148,895
CME Group, Inc.	70,150	7,022,015
Cohen & Steers, Inc.	5,400	200,772
Colony Capital, Inc., Class A	19,300	366,893
Cowen Group, Inc., Class A *	11,889	38,639
Credit Acceptance Corp. *(c)	2,100	386,610
CYS Investments, Inc.	25,500	219,810
Discover Financial Services	88,507	4,985,599
Donnelley Financial Solutions, Inc. *	4,579	98,220
Dynex Capital, Inc.	21,998	151,126
E*TRADE Financial Corp. *	53,233	1,499,041
Eaton Vance Corp.	22,700	795,862
Encore Capital Group, Inc. *(c)	5,600	111,160
Enova International, Inc. *	6,313	59,342
Evercore Partners, Inc., Class A	6,500	349,375
EZCORP, Inc., Class A *	20,600	200,850
FactSet Research Systems, Inc.	8,050	1,245,496
FBR & Co.	1,000	13,900
Federated Investors, Inc., Class B	14,650	395,550
Financial Engines, Inc.	21,200	586,180
FirstCash, Inc.	13,896	655,891
FNFV Group *	16,478	198,560
Franklin Resources, Inc.	74,800	2,517,768
GAMCO Investors, Inc., Class A	3,400	96,594
Green Dot Corp., Class A *	10,049	223,088
Greenhill & Co., Inc.	4,500	105,525
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	13,000	297,180
Interactive Brokers Group, Inc., Class A	13,600	451,384
Intercontinental Exchange, Inc.	24,986	6,755,965
INTL. FCStone, Inc. *	4,437	159,288
Invesco Ltd.	88,200	2,477,538
Invesco Mortgage Capital, Inc.	22,300	332,939
Investment Technology Group, Inc.	8,050	123,246
Janus Capital Group, Inc.	26,200	335,884
KCG Holdings, Inc., Class A *	15,533	198,201
Lazard Ltd., Class A	28,600	1,042,756
Legg Mason, Inc.	17,550	504,036
LendingClub Corp. *	51,500	253,895
Leucadia National Corp.	72,450	1,352,641
LPL Financial Holdings, Inc.	22,300	690,408
MarketAxess Holdings, Inc.	8,900	1,341,764
MFA Financial, Inc.	93,700	684,947
Moody's Corp.	37,800	3,799,656
Morgan Stanley	330,425	11,092,367
Morningstar, Inc.	5,500	388,465
MSCI, Inc.	20,000	1,603,800
MTGE Investment Corp.	14,600	248,930
Nasdaq, Inc.	26,100	1,669,617
Navient Corp.	72,000	920,160
Nelnet, Inc., Class A	6,400	250,752
New Residential Investment Corp.	45,250	631,690
New York Mortgage Trust, Inc.	18,600	109,926
Newcastle Investment Corp.	20,583	90,565
NewStar Financial, Inc. *	13,500	131,355
Northern Trust Corp.	45,100	3,266,142

38
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
NorthStar Asset Management Group, Inc.	33,475	458,607
OneMain Holdings, Inc. *	10,500	297,570
PennyMac Mortgage Investment Trust	14,400	219,168
PICO Holdings, Inc. *	3,700	44,770
Piper Jaffray Cos. *	3,950	223,373
PRA Group, Inc. *	9,800	312,620
Raymond James Financial, Inc.	30,750	1,848,690
Redwood Trust, Inc.	19,700	276,982
Resource Capital Corp.	7,150	88,589
S&P Global, Inc.	56,461	6,879,773
Santander Consumer USA Holdings, Inc. *	24,000	292,800
SEI Investments Co.	31,100	1,378,663
SLM Corp. *	72,000	507,600
Starwood Property Trust, Inc.	50,873	1,131,416
State Street Corp.	83,260	5,845,685
Stifel Financial Corp. *	11,785	461,265
Synchrony Financial	169,113	4,834,941
T. Rowe Price Group, Inc.	53,900	3,450,139
TD Ameritrade Holding Corp.	56,600	1,936,286
The Bank of New York Mellon Corp.	233,918	10,121,632
The Charles Schwab Corp. (a)	250,126	7,928,994
The Goldman Sachs Group, Inc.	80,955	14,429,419
Two Harbors Investment Corp.	60,300	502,299
Virtus Investment Partners, Inc.	875	93,888
Voya Financial, Inc.	45,389	1,386,634
Waddell & Reed Financial, Inc., Class A	14,750	231,870
Western Asset Mortgage Capital Corp.	4,607	46,669
Westwood Holdings Group, Inc.	1,785	92,017
WisdomTree Investments, Inc. (c)	20,500	175,890
World Acceptance Corp. *	3,000	142,560
		231,591,968

Energy 6.6%
Abraxas Petroleum Corp. *	36,200	58,644
Adams Resources & Energy, Inc.	2,300	84,042
Alon USA Energy, Inc.	8,700	70,122
Anadarko Petroleum Corp.	119,268	7,089,290
Antero Resources Corp. *	32,800	868,216
Apache Corp.	77,572	4,613,983
Archrock, Inc.	10,720	124,352
Atwood Oceanics, Inc.	9,500	72,485
Baker Hughes, Inc.	97,965	5,427,261
Bill Barrett Corp. *	38,500	199,815
Bonanza Creek Energy, Inc. *	237,300	222,398
Bristow Group, Inc.	6,000	60,060
Cabot Oil & Gas Corp.	100,400	2,096,352
California Resources Corp. (c)	7,032	72,148
Callon Petroleum Co. *	18,200	236,418
CARBO Ceramics, Inc.	3,300	20,130
Carrizo Oil & Gas, Inc. *	13,100	443,173
Cheniere Energy, Inc. *	56,300	2,122,510
Chesapeake Energy Corp. *	136,530	752,280
Chevron Corp.	408,223	42,761,359
Cimarex Energy Co.	20,162	2,603,519
Clayton Williams Energy, Inc. *	2,500	218,275
Clean Energy Fuels Corp. *	17,300	71,103
Cloud Peak Energy, Inc. *	8,700	53,592
Comstock Resources, Inc. *(c)	10,160	99,162
Concho Resources, Inc. *	33,231	4,218,343
ConocoPhillips	262,931	11,424,352
CONSOL Energy, Inc.	44,600	755,970
Contango Oil & Gas Co. *	5,200	40,716
Continental Resources, Inc. *	17,000	831,470
Core Laboratories N.V.	9,800	950,306
CVR Energy, Inc. (c)	5,100	67,626
Delek US Holdings, Inc.	10,700	180,830
Denbury Resources, Inc. *	27,225	65,068
Security	Number of Shares	Value ($)
Devon Energy Corp.	113,260	4,291,421
Diamond Offshore Drilling, Inc.	11,400	187,986
Diamondback Energy, Inc. *	19,721	1,800,330
Dril-Quip, Inc. *	6,700	318,250
Energen Corp.	17,500	877,275
Ensco plc, Class A	81,500	637,330
EOG Resources, Inc.	115,548	10,447,850
EP Energy Corp., Class A *	19,147	68,163
EQT Corp.	37,900	2,501,400
Era Group, Inc. *	2,850	21,517
Exterran Corp. *	5,360	84,742
Exxon Mobil Corp.	894,899	74,562,985
Fairmount Santrol Holdings, Inc. *	35,100	301,509
FMC Technologies, Inc. *	46,764	1,509,074
Forum Energy Technologies, Inc. *	11,200	201,600
Frank's International N.V. (c)	14,000	157,500
Geospace Technologies Corp. *	1,800	33,174
Green Plains, Inc.	9,300	241,800
Gulf Island Fabrication, Inc.	4,100	41,000
Gulfport Energy Corp. *	24,003	578,712
Halliburton Co.	188,444	8,668,424
Helix Energy Solutions Group, Inc. *	14,064	122,638
Helmerich & Payne, Inc.	29,417	1,856,507
Hess Corp.	55,300	2,652,741
HollyFrontier Corp.	38,654	964,417
Hornbeck Offshore Services, Inc. *	5,000	19,850
Kinder Morgan, Inc.	421,178	8,604,667
Kosmos Energy Ltd. *	31,100	162,031
Laredo Petroleum, Inc. *	22,700	270,584
Marathon Oil Corp.	180,614	2,380,493
Marathon Petroleum Corp.	109,008	4,751,659
Matador Resources Co. *	12,100	263,901
Matrix Service Co. *	8,000	141,600
McDermott International, Inc. *	39,100	200,974
Murphy Oil Corp.	29,000	750,230
Nabors Industries Ltd.	70,734	841,735
National Oilwell Varco, Inc.	80,822	2,594,386
Natural Gas Services Group, Inc. *	7,500	162,750
Newfield Exploration Co. *	45,100	1,830,609
Newpark Resources, Inc. *	11,500	72,450
Noble Corp. plc	54,955	271,478
Noble Energy, Inc.	87,679	3,022,295
Northern Oil & Gas, Inc. *	8,200	17,220
Oasis Petroleum, Inc. *	24,200	253,858
Occidental Petroleum Corp.	163,253	11,902,776
Oceaneering International, Inc.	23,100	549,780
Oil States International, Inc. *	8,600	251,550
ONEOK, Inc.	45,929	2,224,341
Pacific Ethanol, Inc. *	10,200	75,990
Panhandle Oil & Gas, Inc., Class A	6,200	111,600
Parker Drilling Co. *	60,300	120,600
Parsley Energy, Inc., Class A *	37,700	1,240,330
Patterson-UTI Energy, Inc.	28,500	640,680
PBF Energy, Inc., Class A	21,913	477,703
PDC Energy, Inc. *	9,300	570,369
PHI, Inc. - Non Voting Shares *	4,000	62,320
Phillips 66	100,365	8,144,620
Pioneer Energy Services Corp. *	13,100	46,505
Pioneer Natural Resources Co.	37,433	6,701,256
QEP Resources, Inc.	49,600	797,072
Range Resources Corp.	46,305	1,564,646
Resolute Energy Corp. *	2,380	61,642
REX American Resources Corp. *	4,875	385,076
Rice Energy, Inc. *	28,236	623,733
RigNet, Inc. *	4,141	62,115
Ring Energy, Inc. *	22,800	210,444
Rowan Cos. plc, Class A	20,500	272,035
RPC, Inc. *(c)	16,118	278,358

39
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
RSP Permian, Inc. *	12,800	462,080
Sanchez Energy Corp. *	8,700	55,419
Schlumberger Ltd.	299,003	23,391,005
SEACOR Holdings, Inc. *	4,850	239,153
SemGroup Corp., Class A	7,000	225,750
SM Energy Co.	22,500	756,675
Southwestern Energy Co. *	114,975	1,194,590
Spectra Energy Corp.	153,478	6,416,915
Stone Energy Corp. *(c)	4,238	17,630
Superior Energy Services, Inc.	26,099	369,562
Synergy Resources Corp. *	33,100	226,404
Targa Resources Corp.	33,800	1,483,820
Teekay Corp.	8,600	56,158
Tesco Corp.	7,000	47,950
Tesoro Corp.	24,700	2,098,759
TETRA Technologies, Inc. *	12,100	65,945
The Williams Cos., Inc.	151,100	4,412,120
Transocean Ltd. *	67,500	648,675
Unit Corp. *	7,400	126,762
Uranium Energy Corp. *(c)	226,400	203,285
US Silica Holdings, Inc.	10,600	489,614
Valero Energy Corp.	101,280	5,999,827
Weatherford International plc *	195,549	942,546
Western Refining, Inc.	12,253	353,499
Westmoreland Coal Co. *	9,600	85,248
Whiting Petroleum Corp. *	62,070	511,457
World Fuel Services Corp.	17,400	700,350
WPX Energy, Inc. *	63,953	694,530
		318,367,754

Food & Staples Retailing 1.9%
Casey's General Stores, Inc.	7,100	802,229
Costco Wholesale Corp.	94,685	14,001,071
CVS Health Corp.	231,037	19,430,212
Ingles Markets, Inc., Class A	4,200	165,900
Performance Food Group Co. *	10,000	240,000
PriceSmart, Inc.	7,100	645,745
Rite Aid Corp. *	201,480	1,351,931
SpartanNash, Co.	12,540	351,120
Sprouts Farmers Market, Inc. *	35,374	783,534
SUPERVALU, Inc. *	39,532	169,592
Sysco Corp.	107,836	5,189,068
The Andersons, Inc.	3,600	136,980
The Kroger Co.	202,832	6,283,735
U.S. Foods Holding Corp. *	30,600	691,560
United Natural Foods, Inc. *	8,800	367,312
Wal-Mart Stores, Inc.	325,189	22,769,734
Walgreens Boots Alliance, Inc.	181,808	15,040,976
Weis Markets, Inc.	2,400	133,512
Whole Foods Market, Inc.	70,777	2,002,281
		90,556,492

Food, Beverage & Tobacco 5.1%
Alico, Inc.	2,000	52,300
Alliance One International, Inc. *	2,460	36,531
Altria Group, Inc.	419,223	27,719,025
Archer-Daniels-Midland Co.	126,958	5,531,560
B&G Foods, Inc.	15,000	636,000
Blue Buffalo Pet Products, Inc. *	24,900	625,488
Brown-Forman Corp., Class A	10,000	485,000
Brown-Forman Corp., Class B	44,232	2,042,191
Bunge Ltd.	32,100	1,990,521
Cal-Maine Foods, Inc. (c)	5,200	200,980
Calavo Growers, Inc.	4,846	286,641
Campbell Soup Co.	40,100	2,179,034
Coca-Cola Bottling Co. Consolidated	1,248	176,342
Security	Number of Shares	Value ($)
ConAgra Foods, Inc.	88,393	4,258,775
Constellation Brands, Inc., Class A	37,169	6,211,683
Darling Ingredients, Inc. *	56,100	762,960
Dean Foods Co.	13,556	247,533
Dr Pepper Snapple Group, Inc.	39,400	3,458,926
Farmer Brothers Co. *	4,500	147,150
Flowers Foods, Inc.	44,605	692,270
Fresh Del Monte Produce, Inc.	7,900	476,765
General Mills, Inc.	128,638	7,972,983
Hormel Foods Corp.	54,800	2,109,800
Ingredion, Inc.	15,700	2,059,369
J&J Snack Foods Corp.	2,093	255,660
John B. Sanfilippo & Son, Inc.	5,000	253,400
Kellogg Co.	53,400	4,011,942
Lancaster Colony Corp.	3,400	444,210
Landec Corp. *	9,100	120,575
Limoneira Co. (c)	2,900	57,101
McCormick & Co., Inc. - Non Voting Shares	25,100	2,406,337
Mead Johnson Nutrition Co.	39,500	2,953,415
Molson Coors Brewing Co., Class B	39,400	4,090,114
Mondelez International, Inc., Class A	340,624	15,307,643
Monster Beverage Corp. *	31,789	4,588,424
National Beverage Corp. *	6,400	302,336
PepsiCo, Inc.	310,658	33,302,538
Philip Morris International, Inc.	332,409	32,057,524
Pilgrim's Pride Corp.	12,466	272,257
Pinnacle Foods, Inc.	23,600	1,213,512
Post Holdings, Inc. *	11,950	910,949
Primo Water Corp. *	1,000	13,090
Reynolds American, Inc.	178,206	9,815,587
Rocky Mountain Chocolate Factory, Inc.	3,427	34,955
Sanderson Farms, Inc.	2,850	256,443
Seaboard Corp. *	100	338,500
Snyder's-Lance, Inc.	30,430	1,082,395
The Boston Beer Co., Inc., Class A *	2,100	326,025
The Coca-Cola Co.	834,514	35,383,394
The Hain Celestial Group, Inc. *	19,412	706,014
The Hershey Co.	31,300	3,206,998
The JM Smucker Co.	24,293	3,189,914
The Kraft Heinz Co.	125,304	11,145,791
The WhiteWave Foods Co. *	40,325	2,197,309
Tootsie Roll Industries, Inc.	8,052	285,443
TreeHouse Foods, Inc. *	12,522	1,095,425
Tyson Foods, Inc., Class A	62,684	4,441,161
Universal Corp.	4,800	260,160
Vector Group Ltd.	16,662	348,902
		247,035,270

Health Care Equipment & Services 5.2%
Abaxis, Inc.	5,600	267,344
Abbott Laboratories	311,620	12,227,969
ABIOMED, Inc. *	10,200	1,070,898
Acadia Healthcare Co., Inc. *	19,600	704,816
Accuray, Inc. *	21,200	103,880
Aceto Corp.	7,900	144,807
Adeptus Health, Inc., Class A *(c)	3,700	111,444
Aetna, Inc.	74,185	7,963,760
Air Methods Corp. *	8,700	230,115
Alere, Inc. *	18,541	828,412
Align Technology, Inc. *	16,400	1,409,088
Allscripts Healthcare Solutions, Inc. *	31,560	379,036
Amedisys, Inc. *	10,834	468,679
AmerisourceBergen Corp.	39,596	2,784,391
AMN Healthcare Services, Inc. *	11,210	367,688
Amsurg Corp. *	10,700	639,325
Analogic Corp.	2,700	220,995

40
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Anika Therapeutics, Inc. *	4,606	204,322
Antares Pharma, Inc. *	28,100	49,456
Anthem, Inc.	56,723	6,912,265
athenahealth, Inc. *	7,800	805,896
AtriCure, Inc. *	13,800	251,712
Atrion Corp.	616	270,516
Baxter International, Inc.	113,006	5,377,956
Becton, Dickinson & Co.	44,008	7,389,383
BioScrip, Inc. *	88,272	237,452
Boston Scientific Corp. *	294,167	6,471,674
Brookdale Senior Living, Inc. *	33,925	489,538
C.R. Bard, Inc.	15,560	3,371,541
Cantel Medical Corp.	8,034	572,262
Capital Senior Living Corp. *	8,394	134,052
Cardinal Health, Inc.	70,118	4,816,405
Cardiovascular Systems, Inc. *	5,000	117,150
Centene Corp. *	36,341	2,270,586
Cerner Corp. *	62,800	3,678,824
Chemed Corp.	3,900	551,538
Cigna Corp.	55,551	6,601,125
Community Health Systems, Inc. *	23,796	125,643
Computer Programs & Systems, Inc. (c)	3,600	93,960
CONMED Corp.	7,300	292,000
CorVel Corp. *	2,700	93,285
Cross Country Healthcare, Inc. *	12,500	139,625
CryoLife, Inc.	9,050	153,850
Cynosure, Inc., Class A *	5,000	213,250
Danaher Corp.	128,819	10,118,732
DaVita, Inc. *	34,300	2,010,666
DENTSPLY SIRONA, Inc.	53,888	3,102,332
DexCom, Inc. *	16,500	1,290,960
Diplomat Pharmacy, Inc. *	9,000	208,530
Edwards Lifesciences Corp. *	46,000	4,380,120
Endologix, Inc. *	13,700	143,302
Envision Healthcare Holdings, Inc. *	38,000	751,640
Express Scripts Holding Co. *	136,852	9,223,825
Five Star Quality Care, Inc. *	14,335	40,138
Glaukos Corp. *	9,400	313,960
Globus Medical, Inc., Class A *	13,900	307,607
Haemonetics Corp. *	16,300	544,583
Halyard Health, Inc. *	8,217	265,820
HCA Holdings, Inc. *	64,300	4,920,879
HealthEquity, Inc. *	8,000	265,840
HealthSouth Corp.	20,600	827,090
HealthStream, Inc. *	6,800	183,396
Healthways, Inc. *	8,100	200,880
Henry Schein, Inc. *	16,100	2,402,120
Hill-Rom Holdings, Inc.	10,200	565,182
HMS Holdings Corp. *	12,200	257,054
Hologic, Inc. *	72,312	2,603,955
Humana, Inc.	31,000	5,317,430
ICU Medical, Inc. *	3,350	466,655
IDEXX Laboratories, Inc. *	23,000	2,464,220
Inogen, Inc. *	9,600	515,232
Inovalon Holdings, Inc., Class A *	10,000	136,000
Insulet Corp. *	9,800	363,776
Integer Holdings Corp. *	6,700	147,735
Integra LifeSciences Holdings Corp. *	5,300	421,403
Intuitive Surgical, Inc. *	7,950	5,343,036
Invacare Corp.	6,000	54,900
K2M Group Holdings, Inc. *	12,900	220,203
Kindred Healthcare, Inc.	11,559	113,856
Laboratory Corp. of America Holdings *	20,869	2,615,720
Landauer, Inc.	2,100	91,350
LeMaitre Vascular, Inc.	6,800	142,392
LifePoint Health, Inc. *	9,607	574,979
LivaNova plc *	10,400	589,472
Magellan Health, Inc. *	3,907	201,015
Security	Number of Shares	Value ($)
Masimo Corp. *	8,500	467,500
McKesson Corp.	48,152	6,123,490
Medidata Solutions, Inc. *	16,500	791,835
MEDNAX, Inc. *	19,600	1,200,500
Medtronic plc	296,388	24,309,744
Meridian Bioscience, Inc.	10,050	165,323
Merit Medical Systems, Inc. *	10,277	225,580
Molina Healthcare, Inc. *	6,550	356,385
National HealthCare Corp.	4,100	265,270
Natus Medical, Inc. *	7,600	299,060
Neogen Corp. *	10,257	540,441
Nevro Corp. *	3,000	275,760
NuVasive, Inc. *	10,000	597,300
Nuvectra Corp. *	2,233	11,991
NxStage Medical, Inc. *	18,700	425,238
Omnicell, Inc. *	7,400	241,425
OraSure Technologies, Inc. *	12,200	91,622
Orthofix International N.V. *	2,800	102,620
Owens & Minor, Inc.	24,200	785,290
Patterson Cos., Inc.	18,800	802,948
Penumbra, Inc. *	8,300	547,385
PharMerica Corp. *	4,813	114,549
Premier, Inc., Class A *	15,900	506,256
Quality Systems, Inc.	10,500	135,345
Quest Diagnostics, Inc.	28,720	2,338,957
Quidel Corp. *	5,200	100,360
Quorum Health Corp. *	5,949	24,034
ResMed, Inc.	28,000	1,673,560
RTI Surgical, Inc. *	18,100	46,155
SeaSpine Holdings Corp. *	1,766	16,441
Select Medical Holdings Corp. *	22,600	293,800
St. Jude Medical, Inc.	61,200	4,763,808
STERIS plc	19,400	1,296,308
Stryker Corp.	65,300	7,532,355
Surgical Care Affiliates, Inc. *	6,000	256,740
Surmodics, Inc. *	4,200	104,580
Team Health Holdings, Inc. *	14,000	599,900
Teladoc, Inc. *(c)	14,900	242,125
Teleflex, Inc.	9,600	1,374,048
Tenet Healthcare Corp. *	15,812	311,655
The Cooper Cos., Inc.	11,681	2,056,323
The Ensign Group, Inc.	10,600	195,782
The Providence Service Corp. *	4,800	194,232
The Spectranetics Corp. *	6,700	145,390
Triple-S Management Corp., Class B *	5,300	109,604
U.S. Physical Therapy, Inc.	3,500	199,150
UnitedHealth Group, Inc.	206,081	29,125,428
Universal American Corp. *	20,600	154,706
Universal Health Services, Inc., Class B	18,100	2,184,851
Utah Medical Products, Inc.	2,500	155,375
Varian Medical Systems, Inc. *	21,100	1,914,403
Vascular Solutions, Inc. *	11,500	524,400
VCA, Inc. *	16,800	1,032,528
Veeva Systems, Inc., Class A *	23,700	920,745
Vocera Communications, Inc. *	3,700	68,080
WellCare Health Plans, Inc. *	8,200	930,782
West Pharmaceutical Services, Inc.	15,800	1,201,274
Wright Medical Group N.V. *	14,965	327,883
Zeltiq Aesthetics, Inc. *	9,601	317,793
Zimmer Biomet Holdings, Inc.	41,600	4,384,640
		252,816,950

Household & Personal Products 1.9%
Avon Products, Inc.	35,000	229,250
Central Garden & Pet Co., Class A *	8,600	200,724
Church & Dwight Co., Inc.	52,800	2,548,128
Colgate-Palmolive Co.	190,409	13,587,586

41
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Coty, Inc., Class A *	115,600	2,657,644
Edgewell Personal Care Co. *	15,533	1,171,188
Energizer Holdings, Inc.	15,933	741,044
Herbalife Ltd. *	11,900	722,092
HRG Group, Inc. *	49,600	745,984
Inter Parfums, Inc.	5,613	182,984
Kimberly-Clark Corp.	77,139	8,825,473
Medifast, Inc.	3,500	143,710
Nu Skin Enterprises, Inc.	9,600	591,840
Nutraceutical International Corp. *	5,000	144,000
Oil-Dri Corp. of America	1,600	54,016
Orchids Paper Products Co. (c)	2,500	64,150
Revlon, Inc., Class A *	5,400	183,600
Spectrum Brands Holdings, Inc.	6,500	879,060
The Clorox Co.	26,400	3,168,528
The Estee Lauder Cos., Inc., Class A	45,700	3,981,841
The Female Health Co. *	7,500	7,125
The Procter & Gamble Co.	571,624	49,616,963
USANA Health Sciences, Inc. *	2,682	344,637
WD-40 Co.	4,600	490,475
		91,282,042

Insurance 3.0%
Aflac, Inc.	85,300	5,874,611
Alleghany Corp. *	3,440	1,775,762
Allied World Assurance Co. Holdings AG	20,400	876,792
Ambac Financial Group, Inc. *	13,400	247,230
American Equity Investment Life Holding Co.	12,600	225,918
American Financial Group, Inc.	18,750	1,396,875
American International Group, Inc.	217,815	13,439,185
American National Insurance Co.	2,300	269,468
AMERISAFE, Inc.	4,000	222,400
AmTrust Financial Services, Inc.	14,628	386,033
Aon plc	56,196	6,228,203
Arch Capital Group Ltd. *	27,000	2,105,190
Argo Group International Holdings Ltd.	6,063	337,103
Arthur J. Gallagher & Co.	33,400	1,610,882
Aspen Insurance Holdings Ltd.	10,400	501,800
Assurant, Inc.	14,800	1,191,696
Assured Guaranty Ltd.	31,900	953,491
Axis Capital Holdings Ltd.	17,600	1,002,672
Baldwin & Lyons, Inc., Class B	1,950	47,970
Brown & Brown, Inc.	19,300	711,398
Chubb Ltd.	97,468	12,378,436
Cincinnati Financial Corp.	35,450	2,509,151
Citizens, Inc. *(c)	16,000	124,480
CNA Financial Corp.	6,900	252,333
CNO Financial Group, Inc.	39,000	588,120
Crawford & Co., Class B	5,800	65,250
EMC Insurance Group, Inc.	1,800	43,830
Employers Holdings, Inc.	7,500	235,125
Endurance Specialty Holdings Ltd.	13,423	1,234,245
Enstar Group Ltd. *	3,300	556,380
Erie Indemnity Co., Class A	6,300	645,057
Everest Re Group Ltd.	8,700	1,770,624
FBL Financial Group, Inc., Class A	5,190	328,527
Federated National Holding Co.	1,500	26,865
First American Financial Corp.	28,600	1,117,116
FNF Group	55,539	1,994,405
Genworth Financial, Inc., Class A *	117,800	487,692
Greenlight Capital Re Ltd., Class A *	7,400	147,260
Horace Mann Educators Corp.	8,300	298,385
Independence Holding Co.	2,970	52,124
Infinity Property & Casualty Corp.	2,500	204,875
Kemper Corp.	7,700	289,135
Lincoln National Corp.	51,626	2,534,320
Security	Number of Shares	Value ($)
Loews Corp.	60,174	2,589,287
Maiden Holdings Ltd.	18,900	257,985
Markel Corp. *	3,203	2,810,408
Marsh & McLennan Cos., Inc.	111,700	7,080,663
MBIA, Inc. *	25,250	194,425
Mercury General Corp.	11,600	631,852
MetLife, Inc.	236,703	11,115,573
National General Holdings Corp.	10,400	213,720
National Western Life Group, Inc., Class A	500	107,700
Old Republic International Corp.	43,822	738,839
OneBeacon Insurance Group Ltd., Class A	14,800	203,352
Primerica, Inc.	10,700	585,290
Principal Financial Group, Inc.	55,641	3,037,999
ProAssurance Corp.	12,940	689,702
Prudential Financial, Inc.	92,672	7,857,659
Reinsurance Group of America, Inc.	12,900	1,391,394
RenaissanceRe Holdings Ltd.	8,532	1,060,442
RLI Corp.	9,200	512,808
Safety Insurance Group, Inc.	3,400	230,180
Selective Insurance Group, Inc.	19,300	713,135
State Auto Financial Corp.	5,500	125,950
Stewart Information Services Corp.	3,600	161,820
The Allstate Corp.	77,867	5,287,169
The Hanover Insurance Group, Inc.	9,400	716,186
The Hartford Financial Services Group, Inc.	83,262	3,672,687
The Navigators Group, Inc.	4,200	391,440
The Progressive Corp.	125,764	3,962,824
The Travelers Cos., Inc.	62,752	6,788,511
Third Point Reinsurance Ltd. *	20,100	236,175
Torchmark Corp.	22,200	1,407,702
United Fire Group, Inc.	5,000	197,600
Universal Insurance Holdings, Inc.	8,700	185,310
Unum Group	52,114	1,844,836
Validus Holdings Ltd.	16,857	861,393
W. R. Berkley Corp.	27,850	1,590,235
White Mountains Insurance Group Ltd.	1,300	1,078,636
Willis Towers Watson plc	28,624	3,603,762
XL Group Ltd.	57,900	2,009,130
		143,432,193

Materials 3.2%
A. Schulman, Inc.	5,300	152,375
AdvanSix, Inc. *	6,431	102,639
AEP Industries, Inc.	1,900	208,145
Air Products & Chemicals, Inc.	49,400	6,590,948
AK Steel Holding Corp. *	32,127	167,060
Albemarle Corp.	23,603	1,972,031
Allegheny Technologies, Inc.	20,092	274,055
American Vanguard Corp.	3,000	45,600
Ampco-Pittsburgh Corp.	4,500	48,600
AptarGroup, Inc.	10,900	778,696
Ashland Global Holdings, Inc.	11,923	1,332,157
Avery Dennison Corp.	20,000	1,395,800
Axalta Coating Systems Ltd. *	58,900	1,479,568
Balchem Corp.	9,800	743,820
Ball Corp.	40,000	3,082,800
Bemis Co., Inc.	27,400	1,334,928
Berry Plastics Group, Inc. *	24,600	1,076,250
Boise Cascade Co. *	5,500	105,875
Cabot Corp.	10,900	568,326
Calgon Carbon Corp.	12,500	197,500
Carpenter Technology Corp.	8,300	262,363
Celanese Corp., Series A	30,700	2,238,644
Century Aluminum Co. *	11,600	84,796
CF Industries Holdings, Inc.	47,500	1,140,475
Chase Corp.	5,200	355,420

42
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Chemtura Corp. *	14,000	459,200
Clearwater Paper Corp. *	5,472	290,563
Cliffs Natural Resources, Inc. *	65,500	361,560
Codexis, Inc. *	1,870	9,444
Coeur Mining, Inc. *	46,100	515,398
Commercial Metals Co.	22,800	358,188
Compass Minerals International, Inc.	7,300	524,505
Crown Holdings, Inc. *	28,000	1,519,000
Deltic Timber Corp.	1,500	84,270
Domtar Corp.	10,500	377,475
E.I. du Pont de Nemours & Co.	185,507	12,761,027
Eagle Materials, Inc.	11,543	934,637
Eastman Chemical Co.	28,980	2,083,952
Ecolab, Inc.	58,104	6,633,734
Ferro Corp. *	21,000	272,160
Flotek Industries, Inc. *	13,300	156,674
FMC Corp.	28,000	1,312,920
Freeport-McMoRan, Inc. *	258,318	2,887,995
FutureFuel Corp.	8,300	90,968
GCP Applied Technologies, Inc. *	13,600	351,560
Graphic Packaging Holding Co.	52,900	661,250
Greif, Inc., Class A	11,300	529,518
H.B. Fuller Co.	9,000	378,630
Hawkins, Inc.	2,700	108,945
Haynes International, Inc.	2,500	80,425
Headwaters, Inc. *	12,000	196,800
Hecla Mining Co.	114,500	685,855
Huntsman Corp.	52,800	894,960
Ingevity Corp. *	8,661	358,565
Innophos Holdings, Inc.	5,300	242,952
Innospec, Inc.	4,200	253,050
International Flavors & Fragrances, Inc.	18,100	2,367,118
International Paper Co.	85,480	3,849,164
Kaiser Aluminum Corp.	3,600	260,964
KapStone Paper & Packaging Corp.	15,800	286,612
KMG Chemicals, Inc.	1,600	43,424
Koppers Holdings, Inc. *	4,800	157,200
Kraton Corp. *	3,500	89,705
Kronos Worldwide, Inc.	11,720	90,127
Louisiana-Pacific Corp. *	32,900	603,715
LSB Industries, Inc. *(c)	3,000	15,870
LyondellBasell Industries N.V., Class A	73,032	5,809,696
Martin Marietta Materials, Inc.	15,700	2,910,466
Materion Corp.	4,000	121,200
McEwen Mining, Inc.	31,130	101,172
Minerals Technologies, Inc.	6,200	416,640
Monsanto Co.	92,626	9,333,922
Myers Industries, Inc.	8,080	97,364
Neenah Paper, Inc.	4,231	338,057
NewMarket Corp.	1,900	761,729
Newmont Mining Corp.	111,174	4,117,885
Nucor Corp.	71,200	3,478,120
Olin Corp.	41,920	919,306
Olympic Steel, Inc.	1,400	32,326
OMNOVA Solutions, Inc. *	10,400	79,040
Owens-Illinois, Inc. *	33,600	648,480
P.H. Glatfelter Co.	7,000	155,540
Packaging Corp. of America	20,100	1,658,250
Platform Specialty Products Corp. *	24,500	178,605
PolyOne Corp.	14,810	432,896
PPG Industries, Inc.	56,000	5,215,280
Praxair, Inc.	61,500	7,199,190
Quaker Chemical Corp.	3,200	344,000
Rayonier Advanced Materials, Inc.	6,960	89,993
Reliance Steel & Aluminum Co.	13,300	914,774
Resolute Forest Products, Inc. *	14,000	66,500
Royal Gold, Inc.	16,100	1,108,002
RPM International, Inc.	24,600	1,169,484
Security	Number of Shares	Value ($)
Schnitzer Steel Industries, Inc., Class A	3,450	83,317
Schweitzer-Mauduit International, Inc.	4,600	169,786
Sealed Air Corp.	43,300	1,975,779
Sensient Technologies Corp.	13,700	1,020,787
Silgan Holdings, Inc.	6,900	351,555
Sonoco Products Co.	22,600	1,136,554
Steel Dynamics, Inc.	47,300	1,298,858
Stepan Co.	4,300	305,429
Stillwater Mining Co. *	24,633	328,112
Summit Materials, Inc., Class A *	24,300	455,382
SunCoke Energy, Inc.	15,217	155,366
TerraVia Holdings, Inc. *(c)	12,100	28,435
The Chemours Co.	34,661	569,480
The Dow Chemical Co.	238,251	12,820,286
The Mosaic Co.	82,612	1,943,860
The Scotts Miracle-Gro Co., Class A	12,500	1,101,125
The Sherwin-Williams Co.	16,501	4,040,435
The Valspar Corp.	15,500	1,543,800
TimkenSteel Corp. *	6,550	67,137
Tredegar Corp.	5,100	94,350
Trinseo S.A.	12,500	655,625
Tronox Ltd., Class A	9,800	79,380
United States Steel Corp.	46,000	889,640
Universal Stainless & Alloy Products, Inc. *	1,800	18,900
Valhi, Inc.	13,600	26,656
Vulcan Materials Co.	28,692	3,247,934
W.R. Grace & Co.	13,600	910,656
Westlake Chemical Corp.	7,500	388,425
WestRock Co.	51,969	2,400,448
Worthington Industries, Inc.	16,800	789,600
		156,473,964

Media 2.9%
A. H. Belo Corp., Class A	13,980	88,773
AMC Networks, Inc., Class A *	10,400	508,872
Cable One, Inc.	900	519,066
Carmike Cinemas, Inc. *	6,300	205,695
CBS Corp., Class B - Non Voting Shares	91,190	5,163,178
Central European Media Enterprises Ltd., Class A *(c)	9,900	24,255
Charter Communications, Inc., Class A *	46,772	11,687,855
Cinemark Holdings, Inc.	19,600	780,080
Clear Channel Outdoor Holdings, Inc., Class A	20,700	119,025
Comcast Corp., Class A	515,360	31,859,555
Discovery Communications, Inc., Class A *	26,061	680,453
Discovery Communications, Inc., Class C *	57,261	1,437,824
DISH Network Corp., Class A *	51,600	3,021,696
Entercom Communications Corp., Class A	11,000	145,200
Gannett Co., Inc.	19,500	151,515
Global Eagle Entertainment, Inc. *	17,114	137,768
Gray Television, Inc. *	25,500	226,950
John Wiley & Sons, Inc., Class A	9,000	464,400
Liberty Broadband Corp., Class A *	4,373	284,026
Liberty Broadband Corp., Class C *	17,496	1,166,108
Liberty Global plc LiLAC., Class A *	9,918	274,134
Liberty Global plc LiLAC., Class C *	23,896	660,485
Liberty Global plc, Class A *	59,475	1,938,885
Liberty Global plc, Series C *	145,775	4,635,645
Liberty Media Corp. - Liberty Braves, Class A *	1,749	29,646
Liberty Media Corp. - Liberty Braves, Class C *	7,098	118,324
Liberty Media Corp. - Liberty Media, Class A *	4,373	121,701

43
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Liberty Media Corp. - Liberty Media, Class C *	10,672	292,520
Liberty Media Corp. - Liberty SiriusXM, Class A *	17,495	582,059
Liberty Media Corp. - Liberty SiriusXM, Class C *	42,690	1,416,881
Lions Gate Entertainment Corp.	20,600	419,416
Live Nation Entertainment, Inc. *	26,457	732,065
Loral Space & Communications, Inc. *	2,800	108,640
Media General, Inc. *	18,400	310,040
Meredith Corp.	14,000	634,900
MSG Networks, Inc., Class A *	10,175	194,342
National CineMedia, Inc.	13,200	183,084
New Media Investment Group, Inc.	11,500	165,600
News Corp., Class A	74,987	908,842
News Corp., Class B	25,000	310,000
Nexstar Broadcasting Group, Inc., Class A (c)	4,500	219,600
Omnicom Group, Inc.	49,700	3,967,054
Regal Entertainment Group, Class A (c)	12,100	260,271
Salem Media Group, Inc.	5,700	31,065
Scholastic Corp.	7,300	279,225
Scripps Networks Interactive, Inc., Class A	19,200	1,235,712
Sinclair Broadcast Group, Inc., Class A	11,000	276,100
Sirius XM Holdings, Inc. *	375,300	1,565,001
Starz, Class A *	16,195	509,495
TEGNA, Inc.	46,100	904,482
The E.W. Scripps Co., Class A *	18,547	245,933
The Interpublic Group of Cos., Inc.	73,037	1,635,298
The Madison Square Garden Co., Class A *	5,191	859,059
The New York Times Co., Class A	40,200	438,180
The Walt Disney Co.	320,339	29,692,222
Time Warner, Inc.	166,257	14,795,210
Time, Inc.	19,122	248,586
Tribune Media Co., Class A	18,500	603,100
Twenty-First Century Fox, Inc., Class A	243,878	6,406,675
Twenty-First Century Fox, Inc., Class B	98,700	2,604,693
Viacom, Inc., Class B	75,922	2,851,630
World Wrestling Entertainment, Inc., Class A	5,700	100,776
		142,438,870

Pharmaceuticals, Biotechnology & Life Sciences 8.1%
AbbVie, Inc.	354,696	19,784,943
ACADIA Pharmaceuticals, Inc. *	16,600	386,946
Accelerate Diagnostics, Inc. *(c)	10,300	218,875
Acceleron Pharma, Inc. *	12,500	350,375
Achillion Pharmaceuticals, Inc. *	19,800	124,344
Acorda Therapeutics, Inc. *	8,400	148,680
Aegerion Pharmaceuticals, Inc. *(c)	1,277	2,196
Aerie Pharmaceuticals, Inc. *	6,800	226,100
Agilent Technologies, Inc.	71,917	3,133,424
Agios Pharmaceuticals, Inc. *	6,000	287,040
Akorn, Inc. *	15,400	368,830
Albany Molecular Research, Inc. *	8,800	137,192
Alder Biopharmaceuticals, Inc. *	14,600	354,050
Alexion Pharmaceuticals, Inc. *	48,500	6,329,250
Alkermes plc *	40,500	2,041,605
Allergan plc *	84,287	17,610,926
Alnylam Pharmaceuticals, Inc. *	15,500	551,800
AMAG Pharmaceuticals, Inc. *	6,600	169,620
Amgen, Inc.	161,189	22,753,439
Amicus Therapeutics, Inc. *	27,200	187,680
Aptevo Therapeutics, Inc. *	5,200	11,492
Aratana Therapeutics, Inc. *	10,100	81,810
Security	Number of Shares	Value ($)
Arena Pharmaceuticals, Inc. *	32,100	47,508
ARIAD Pharmaceuticals, Inc. *	57,200	498,784
ArQule, Inc. *	21,000	28,140
Array BioPharma, Inc. *	62,184	354,449
Arrowhead Pharmaceuticals, Inc. *(c)	10,700	62,060
Aviragen Therapeutics, Inc. *	26,016	32,780
Bio-Rad Laboratories, Inc., Class A *	4,900	774,592
Bio-Techne Corp.	7,800	811,122
BioCryst Pharmaceuticals, Inc. *	23,900	96,795
BioDelivery Sciences International, Inc. *(c)	14,119	32,474
Biogen, Inc. *	46,312	12,975,696
BioMarin Pharmaceutical, Inc. *	35,000	2,818,200
Biostage, Inc. *	4,825	4,198
Bluebird Bio, Inc. *	10,900	520,475
Bristol-Myers Squibb Co.	355,353	18,091,021
Bruker Corp.	18,000	368,820
Cambrex Corp. *	7,200	290,160
Cascadian Therapeutics, Inc. *	25,700	26,471
Catalent, Inc. *	18,000	410,580
Celgene Corp. *	166,062	16,968,215
Celldex Therapeutics, Inc. *	25,800	81,270
Cempra, Inc. *(c)	7,500	135,937
Cepheid *	16,200	856,980
Charles River Laboratories International, Inc. *	10,416	790,366
Clovis Oncology, Inc. *	6,400	186,112
Coherus Biosciences, Inc. *	13,200	361,020
Collegium Pharmaceutical, Inc. *	14,300	214,071
CytomX Therapeutics, Inc. *	19,500	219,765
Depomed, Inc. *	14,500	324,220
Dermira, Inc. *	17,500	548,625
Durect Corp. *	14,500	16,240
Dynavax Technologies Corp. *(c)	10,950	101,287
Eagle Pharmaceuticals, Inc. *(c)	2,500	139,700
Eli Lilly & Co.	207,689	15,335,756
Emergent BioSolutions, Inc. *	10,400	277,888
Endo International plc *	48,450	908,437
Endocyte, Inc. *	11,300	31,075
Enzo Biochem, Inc. *	43,981	268,284
Exact Sciences Corp. *	29,800	464,284
Exelixis, Inc. *	44,700	473,373
FibroGen, Inc. *	12,700	210,185
Five Prime Therapeutics, Inc. *	9,200	446,476
Fluidigm Corp. *	6,000	27,780
Foundation Medicine, Inc. *	6,500	147,550
Genomic Health, Inc. *	8,400	250,404
Geron Corp. *(c)	46,200	85,470
Gilead Sciences, Inc.	284,192	20,925,057
Halozyme Therapeutics, Inc. *	28,000	241,640
Harvard Bioscience, Inc. *	19,300	46,320
Heron Therapeutics, Inc. *	8,200	121,770
Horizon Pharma plc *	30,500	509,960
Illumina, Inc. *	32,000	4,356,480
ImmunoGen, Inc. *(c)	174,500	317,590
Immunomedics, Inc. *	64,448	148,230
Impax Laboratories, Inc. *	13,800	277,380
INC Research Holdings, Inc., Class A *	9,100	415,870
Incyte Corp. *	35,800	3,113,526
Innoviva, Inc. *	13,700	141,110
Inovio Pharmaceuticals, Inc. *	20,194	130,655
Insmed, Inc. *	15,000	194,700
Intercept Pharmaceuticals, Inc. *	3,900	482,586
Intra-Cellular Therapies, Inc. *	8,000	99,200
Intrexon Corp. *(c)	15,900	414,990
Ionis Pharmaceuticals, Inc. *	22,900	594,942
Ironwood Pharmaceuticals, Inc. *	19,800	252,846
Jazz Pharmaceuticals plc *	14,400	1,576,368

44
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Johnson & Johnson	588,809	68,295,956
Juno Therapeutics, Inc. *	13,900	337,631
Keryx Biopharmaceuticals, Inc. *(c)	24,800	111,848
Kite Pharma, Inc. *(c)	8,300	367,607
Lannett Co., Inc. *	8,800	192,720
Lexicon Pharmaceuticals, Inc. *	18,214	270,114
Ligand Pharmaceuticals, Inc. *	4,948	473,672
Luminex Corp. *	12,900	268,707
MacroGenics, Inc. *	7,500	177,675
Mallinckrodt plc *	25,602	1,517,175
MannKind Corp. *	40,800	17,022
Merck & Co., Inc.	591,516	34,733,819
Merrimack Pharmaceuticals, Inc. *(c)	38,590	201,440
Mettler-Toledo International, Inc. *	5,900	2,384,072
MiMedx Group, Inc. *(c)	26,820	238,966
Momenta Pharmaceuticals, Inc. *	13,500	150,525
Mylan N.V. *	93,800	3,423,700
Myriad Genetics, Inc. *	16,600	327,186
Nektar Therapeutics *	43,600	540,640
Neurocrine Biosciences, Inc. *	17,200	752,844
NewLink Genetics Corp. *	4,700	57,105
Novavax, Inc. *(c)	52,500	79,800
Omeros Corp. *(c)	8,800	72,160
Ophthotech Corp. *	8,000	286,560
OPKO Health, Inc. *(c)	77,300	728,166
OvaScience, Inc. *	4,900	24,696
Pacific Biosciences of California, Inc. *	17,500	148,750
Pacira Pharmaceuticals, Inc. *	6,500	206,700
Pain Therapeutics, Inc. *	18,600	10,459
PAREXEL International Corp. *	13,800	803,988
PDL BioPharma, Inc.	28,700	92,414
PerkinElmer, Inc.	23,577	1,199,834
Perrigo Co., plc	29,700	2,470,743
Pfizer, Inc.	1,310,725	41,563,090
Portola Pharmaceuticals, Inc. *	13,300	241,794
PRA Health Sciences, Inc. *	8,100	431,082
Prestige Brands Holdings, Inc. *	16,300	738,064
Progenics Pharmaceuticals Inc *	74,500	374,735
Proteostasis Therapeutics, Inc. *	18,300	130,296
Prothena Corp. plc *	8,919	426,507
PTC Therapeutics, Inc. *	5,885	36,546
Puma Biotechnology, Inc. *	4,800	183,840
Quintiles IMS Holdings, Inc. *	30,243	2,169,633
Radius Health, Inc. *	8,000	343,360
Reata Pharmaceuticals, Inc., Class A *(c)	9,700	219,608
Regeneron Pharmaceuticals, Inc. *	16,100	5,554,822
Repligen Corp. *	9,886	282,443
Retrophin, Inc. *	9,400	177,190
Revance Therapeutics, Inc. *	16,500	220,275
Rigel Pharmaceuticals, Inc. *	48,200	125,320
Sage Therapeutics, Inc. *	13,800	600,852
Sangamo BioSciences, Inc. *	14,600	51,830
Sarepta Therapeutics, Inc. *	9,800	384,552
Seattle Genetics, Inc. *	23,400	1,209,780
Seres Therapeutics, Inc. *	20,000	215,800
Spark Therapeutics, Inc. *	5,900	277,359
Spectrum Pharmaceuticals, Inc. *	24,200	85,668
Sucampo Pharmaceuticals, Inc., Class A *	4,300	49,020
Supernus Pharmaceuticals, Inc. *	27,100	536,580
Synergy Pharmaceuticals, Inc. *	103,300	474,147
TESARO, Inc. *	6,195	748,852
TG Therapeutics, Inc. *	39,200	209,720
The Medicines Co. *	15,600	514,020
TherapeuticsMD, Inc. *	35,777	205,360
Theravance Biopharma, Inc. *	3,914	98,359
Thermo Fisher Scientific, Inc.	85,302	12,541,953
Trevena, Inc. *	56,700	276,696
Ultragenyx Pharmaceutical, Inc. *	7,700	454,223
Security	Number of Shares	Value ($)
United Therapeutics Corp. *	9,100	1,092,637
Vanda Pharmaceuticals, Inc. *	13,953	207,202
Vertex Pharmaceuticals, Inc. *	51,944	3,940,472
VWR Corp. *	19,000	522,690
Waters Corp. *	16,100	2,240,154
Xencor, Inc. *	19,900	423,671
ZIOPHARM Oncology, Inc. *(c)	33,811	192,046
Zoetis, Inc.	108,679	5,194,856
Zogenix, Inc. *	27,800	226,570
		394,895,300

Real Estate 4.2%
Acadia Realty Trust	23,300	784,977
Agree Realty Corp.	5,000	241,750
Alexander & Baldwin, Inc.	17,800	743,862
Alexander's, Inc.	800	307,416
Alexandria Real Estate Equities, Inc.	15,800	1,703,398
Altisource Portfolio Solutions S.A. *	2,800	72,100
American Assets Trust, Inc.	8,000	317,680
American Campus Communities, Inc.	29,900	1,558,089
American Homes 4 Rent, Class A	44,300	935,173
American Realty Investors, Inc. *	1,537	10,398
American Tower Corp.	92,344	10,821,793
Apartment Investment & Management Co., Class A	39,211	1,728,029
Apple Hospitality REIT, Inc.	35,000	631,050
Ashford Hospitality Prime, Inc.	2,168	28,097
Ashford Hospitality Trust, Inc.	9,000	52,290
AV Homes, Inc. *	6,500	103,675
AvalonBay Communities, Inc.	28,919	4,950,354
Boston Properties, Inc.	31,100	3,746,928
Brandywine Realty Trust	62,663	971,277
Brixmor Property Group, Inc.	53,100	1,349,802
Camden Property Trust	17,500	1,425,200
Care Capital Properties, Inc.	16,741	444,808
CareTrust REIT, Inc.	7,131	100,404
CBL & Associates Properties, Inc.	26,785	286,600
CBRE Group, Inc., Class A *	57,000	1,468,320
Cedar Realty Trust, Inc.	33,200	224,764
Chatham Lodging Trust	8,234	145,742
Chesapeake Lodging Trust	18,500	401,635
Colony Starwood Homes	6,440	186,824
Columbia Property Trust, Inc.	43,500	916,980
Communications Sales & Leasing, Inc. *	42,753	1,215,468
Consolidated-Tomoka Land Co.	2,000	101,340
CorEnergy Infrastructure Trust, Inc.	8,700	235,596
CoreSite Realty Corp.	7,300	538,302
Corporate Office Properties Trust	14,400	384,336
Corrections Corp. of America	30,985	447,733
Cousins Properties, Inc.	77,697	603,706
Crown Castle International Corp.	70,723	6,435,086
CubeSmart	41,400	1,079,298
CyrusOne, Inc.	17,600	785,136
DCT Industrial Trust, Inc.	15,900	743,325
DDR Corp.	54,584	834,589
DiamondRock Hospitality Co.	59,386	543,382
Digital Realty Trust, Inc.	29,900	2,793,557
Douglas Emmett, Inc.	24,948	910,602
Duke Realty Corp.	69,590	1,819,779
DuPont Fabros Technology, Inc.	17,100	697,851
EastGroup Properties, Inc.	6,300	427,833
Education Realty Trust, Inc.	14,966	637,402
Empire State Realty Trust, Inc., Class A	22,502	440,364
EPR Properties	13,600	988,992
Equinix, Inc.	14,973	5,349,553
Equity Commonwealth *	23,450	708,425
Equity LifeStyle Properties, Inc.	20,700	1,569,888

45
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Equity One, Inc.	12,100	344,850
Equity Residential	79,400	4,902,950
Essex Property Trust, Inc.	16,189	3,465,903
Extra Space Storage, Inc.	26,200	1,916,530
Federal Realty Investment Trust	15,200	2,207,496
FelCor Lodging Trust, Inc.	28,000	178,920
First Industrial Realty Trust, Inc.	42,800	1,130,348
First Potomac Realty Trust	14,800	132,016
Forest City Realty Trust, Inc., Class A	45,500	982,345
Forestar Group, Inc. *	4,933	54,263
Four Corners Property Trust, Inc.	11,616	233,249
Franklin Street Properties Corp.	22,500	260,325
Gaming & Leisure Properties, Inc.	50,948	1,672,623
General Growth Properties, Inc.	125,309	3,126,460
Getty Realty Corp.	9,552	217,117
Global Net Lease, Inc.	40,000	296,400
Government Properties Income Trust	9,900	189,486
Gramercy Property Trust	108,912	1,004,169
Griffin Industrial Realty, Inc.	300	9,345
HCP, Inc.	95,548	3,272,519
Healthcare Realty Trust, Inc.	15,800	503,862
Healthcare Trust of America, Inc., Class A	29,300	896,580
Hersha Hospitality Trust	10,000	178,200
HFF, Inc., Class A	9,800	260,974
Highwoods Properties, Inc.	17,261	856,663
Hospitality Properties Trust	39,500	1,080,720
Host Hotels & Resorts, Inc.	166,663	2,579,943
Hudson Pacific Properties, Inc.	30,500	1,025,410
Investors Real Estate Trust	28,600	173,602
Iron Mountain, Inc.	60,173	2,029,635
iStar, Inc. *	13,390	149,031
Jones Lang LaSalle, Inc.	9,300	900,705
Kennedy-Wilson Holdings, Inc.	12,200	251,320
Kilroy Realty Corp.	20,000	1,436,600
Kimco Realty Corp.	82,295	2,189,870
Kite Realty Group Trust	15,825	394,517
Lamar Advertising Co., Class A	16,100	1,021,545
LaSalle Hotel Properties	19,700	467,875
Lexington Realty Trust	33,567	340,369
Liberty Property Trust	33,100	1,338,233
Life Storage, Inc.	8,726	703,752
LTC Properties, Inc.	8,700	435,957
Mack-Cali Realty Corp.	18,500	475,080
Maui Land & Pineapple Co., Inc. *	800	5,400
Medical Properties Trust, Inc.	65,300	910,282
Mid-America Apartment Communities, Inc.	15,144	1,404,606
Monmouth Real Estate Investment Corp.	18,100	247,427
Monogram Residential Trust, Inc.	55,400	583,916
National Health Investors, Inc.	5,900	446,984
National Retail Properties, Inc.	29,220	1,333,016
New Century Financial Corp. *(b)(f)	3,600	—
New Senior Investment Group, Inc.	20,583	214,475
New York REIT, Inc.	47,400	446,508
NorthStar Realty Europe Corp.	10,512	103,964
NorthStar Realty Finance Corp.	31,537	457,917
Omega Healthcare Investors, Inc.	32,494	1,034,284
One Liberty Properties, Inc.	1,400	32,984
Outfront Media, Inc.	36,703	789,482
Paramount Group, Inc.	45,900	713,745
Parkway, Inc. *	9,712	175,010
Pebblebrook Hotel Trust	12,300	298,644
Pennsylvania Real Estate Investment Trust	13,900	271,189
Physicians Realty Trust	24,400	482,388
Piedmont Office Realty Trust, Inc., Class A	52,600	1,077,248
Post Properties, Inc.	8,200	539,478
Potlatch Corp.	5,753	220,915
Security	Number of Shares	Value ($)
Preferred Apartment Communities, Inc., Class A	3,700	48,174
Prologis, Inc.	122,234	6,375,725
PS Business Parks, Inc.	6,800	746,572
Public Storage	30,997	6,624,679
QTS Realty Trust, Inc., Class A	9,100	418,236
RAIT Financial Trust	16,199	49,407
Ramco-Gershenson Properties Trust	22,500	390,150
Rayonier, Inc.	32,182	863,121
Realogy Holdings Corp.	29,400	672,966
Realty Income Corp.	62,935	3,728,269
Regency Centers Corp.	20,233	1,458,192
Retail Opportunity Investments Corp.	14,400	289,584
Retail Properties of America, Inc., Class A	41,600	647,712
RLJ Lodging Trust	30,400	599,488
Ryman Hospitality Properties, Inc.	15,237	768,250
Sabra Health Care REIT, Inc.	13,700	319,210
Saul Centers, Inc.	4,700	284,256
Select Income REIT	14,600	361,204
Senior Housing Properties Trust	57,819	1,229,810
Seritage Growth Properties, Class A	5,300	241,415
Silver Bay Realty Trust Corp.	13,033	218,303
Simon Property Group, Inc.	66,611	12,386,982
SL Green Realty Corp.	19,566	1,921,773
Spirit Realty Capital, Inc.	89,048	1,060,562
STAG Industrial, Inc.	11,900	274,533
STORE Capital Corp.	40,100	1,094,329
Summit Hotel Properties, Inc.	9,600	124,704
Sun Communities, Inc.	11,300	869,309
Sunstone Hotel Investors, Inc.	62,013	778,883
Tanger Factory Outlet Centers, Inc.	15,600	542,880
Taubman Centers, Inc.	11,600	840,536
Tejon Ranch Co. *	3,674	82,077
Terreno Realty Corp.	10,000	261,000
The GEO Group, Inc.	19,899	476,780
The Howard Hughes Corp. *	10,000	1,098,300
The Macerich Co.	27,405	1,939,726
The RMR Group, Inc., Class A	1,189	40,842
The St. Joe Co. *	18,800	332,760
Tier REIT, Inc.	20,000	295,000
UDR, Inc.	71,261	2,491,997
UMH Properties, Inc.	7,900	95,748
Universal Health Realty Income Trust	4,700	275,890
Urban Edge Properties	16,046	414,147
Urstadt Biddle Properties, Inc., Class A	4,500	96,750
Ventas, Inc.	75,366	5,106,046
VEREIT, Inc.	256,000	2,406,400
Vornado Realty Trust	36,192	3,357,894
Washington Prime Group, Inc.	33,804	354,604
Washington Real Estate Investment Trust	9,700	285,374
Weingarten Realty Investors	23,175	839,167
Welltower, Inc.	75,958	5,205,402
Weyerhaeuser Co.	160,707	4,809,961
Whitestone REIT	2,100	27,930
WP Carey, Inc.	22,700	1,378,798
Xenia Hotels & Resorts, Inc.	35,200	549,472
		202,479,856

Retailing 5.1%
Aaron's, Inc.	14,675	362,619
Abercrombie & Fitch Co., Class A	11,800	172,398
Advance Auto Parts, Inc.	15,340	2,148,827
Amazon.com, Inc. *	84,725	66,917,499
America's Car-Mart, Inc. *	6,850	279,823
American Eagle Outfitters, Inc.	40,750	694,380
Asbury Automotive Group, Inc. *	6,500	331,175
Ascena Retail Group, Inc. *	34,141	166,949

46
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
AutoNation, Inc. *	13,800	605,406
AutoZone, Inc. *	6,200	4,601,392
Barnes & Noble Education, Inc. *	4,676	43,534
Barnes & Noble, Inc.	7,400	76,220
Bed Bath & Beyond, Inc.	35,500	1,434,910
Best Buy Co., Inc.	63,425	2,467,867
Big Lots, Inc.	9,200	399,280
Burlington Stores, Inc. *	17,000	1,273,980
Cabela's, Inc. *	7,700	474,397
Caleres, Inc.	6,675	166,942
CarMax, Inc. *	40,246	2,009,885
Chico's FAS, Inc.	26,200	305,754
Conn's, Inc. *(c)	7,900	75,050
Core-Mark Holding Co., Inc.	8,000	282,800
CST Brands, Inc.	21,286	1,022,154
Destination Maternity Corp.	5,000	33,950
Dick's Sporting Goods, Inc.	17,500	973,875
Dillard's, Inc., Class A	4,300	263,590
Dollar General Corp.	59,625	4,119,491
Dollar Tree, Inc. *	49,344	3,727,939
DSW, Inc., Class A	11,560	240,101
Etsy, Inc. *	31,300	406,274
Expedia, Inc.	24,469	3,162,129
Express, Inc. *	12,600	151,452
Five Below, Inc. *	15,800	593,764
Foot Locker, Inc.	29,900	1,996,423
Francesca's Holdings Corp. *	13,300	213,731
Fred's, Inc., Class A	6,700	61,171
FTD Cos., Inc. *	8,070	162,368
GameStop Corp., Class A	19,348	465,319
Genesco, Inc. *	4,300	231,340
Genuine Parts Co.	30,300	2,744,877
GNC Holdings, Inc., Class A	15,500	208,165
Group 1 Automotive, Inc.	4,400	265,188
Groupon, Inc. *	88,400	352,716
Guess?, Inc.	16,800	226,800
Hibbett Sports, Inc. *	3,543	137,646
HSN, Inc.	6,269	236,341
J.C. Penney Co., Inc. *	72,200	620,198
Kirkland's, Inc. *	8,700	106,227
Kohl's Corp.	39,600	1,732,500
L Brands, Inc.	51,320	3,704,791
Lands' End, Inc. *(c)	7,747	120,853
Liberty Interactive Corp., QVC Group, Class A *	90,809	1,679,058
Liberty TripAdvisor Holdings, Inc., Class A *	13,830	307,026
Liberty Ventures, Series A *	25,347	1,011,345
Lithia Motors, Inc., Class A	7,100	609,038
LKQ Corp. *	58,900	1,901,292
Lowe's Cos., Inc.	190,951	12,726,884
Lumber Liquidators Holdings, Inc. *	4,600	71,346
Macy's, Inc.	63,863	2,330,361
MarineMax, Inc. *	16,300	325,185
Monro Muffler Brake, Inc.	10,162	558,910
Murphy USA, Inc. *	6,875	472,863
Netflix, Inc. *	93,347	11,656,240
Nordstrom, Inc.	26,300	1,367,600
Nutrisystem, Inc.	13,300	421,610
O'Reilly Automotive, Inc. *	19,799	5,235,648
Office Depot, Inc.	99,656	313,916
Penske Automotive Group, Inc.	9,100	407,225
Pier 1 Imports, Inc.	15,800	68,098
Pool Corp.	9,962	922,282
Rent-A-Center, Inc.	7,750	78,198
Restoration Hardware Holdings, Inc. *(c)	6,300	182,511
Ross Stores, Inc.	85,800	5,365,932
Sally Beauty Holdings, Inc. *	31,150	808,031
Security	Number of Shares	Value ($)
Sears Holdings Corp. *(c)	26,785	297,581
Select Comfort Corp. *	12,200	234,118
Shoe Carnival, Inc.	6,300	159,831
Shutterfly, Inc. *	6,300	308,700
Signet Jewelers Ltd. (c)	16,800	1,365,168
Sonic Automotive, Inc., Class A	11,200	200,480
Stage Stores, Inc.	14,275	72,660
Staples, Inc.	131,200	970,880
Stein Mart, Inc.	10,300	62,006
Tailored Brands, Inc.	21,100	333,380
Target Corp.	125,378	8,617,230
The Buckle, Inc. (c)	3,875	80,794
The Cato Corp., Class A	7,100	210,657
The Children's Place, Inc.	3,600	273,420
The Finish Line, Inc., Class A	7,161	141,000
The Gap, Inc.	51,800	1,429,162
The Home Depot, Inc.	265,063	32,340,337
The Michaels Cos., Inc. *	16,000	372,000
The Priceline Group, Inc. *	10,676	15,738,879
The TJX Cos., Inc.	137,947	10,173,591
Tiffany & Co.	22,200	1,629,924
Tile Shop Holdings, Inc. *	13,900	235,605
Tractor Supply Co.	30,100	1,885,163
Trans World Entertainment Corp. *	9,700	37,830
TripAdvisor, Inc. *	22,272	1,436,099
Tuesday Morning Corp. *	10,800	53,460
Ulta Salon, Cosmetics & Fragrance, Inc. *	13,800	3,358,092
Urban Outfitters, Inc. *	18,000	602,100
Vitamin Shoppe, Inc. *	4,200	105,210
Wayfair, Inc., Class A *(c)	7,500	249,975
West Marine, Inc. *	8,200	65,600
Williams-Sonoma, Inc.	16,200	748,764
Winmark Corp.	1,700	181,815
Zumiez, Inc. *	10,500	233,625
		246,598,195

Semiconductors & Semiconductor Equipment 3.1%
Acacia Communications, Inc. *(c)	3,100	216,039
Advanced Energy Industries, Inc. *	12,500	596,250
Advanced Micro Devices, Inc. *	164,900	1,192,227
Amkor Technology, Inc. *	35,700	330,939
Amtech Systems, Inc. *	3,500	15,785
Analog Devices, Inc.	65,249	4,182,461
Applied Materials, Inc.	232,598	6,763,950
Applied Micro Circuits Corp. *	21,300	157,620
AXT, Inc. *	3,500	18,025
Broadcom Ltd.	86,404	14,712,873
Brooks Automation, Inc.	11,885	154,862
Cabot Microelectronics Corp.	5,660	312,772
Cavium, Inc. *	12,070	681,351
CEVA, Inc. *	7,233	217,352
Cirrus Logic, Inc. *	9,800	529,004
Cohu, Inc.	7,500	83,925
Cree, Inc. *	20,900	466,070
Cypress Semiconductor Corp.	69,226	690,183
Diodes, Inc. *	11,012	228,058
DSP Group, Inc. *	6,300	68,670
Entegris, Inc. *	48,499	771,134
Exar Corp. *	9,834	88,703
First Solar, Inc. *	16,479	667,235
FormFactor, Inc. *	14,600	131,035
GSI Technology, Inc. *	8,500	44,880
Inphi Corp. *	14,400	534,240
Integrated Device Technology, Inc. *	26,920	557,513
Intel Corp.	1,016,597	35,448,737
Intersil Corp., Class A	26,764	590,949
IXYS Corp.	6,900	73,140

47
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
KLA-Tencor Corp.	32,500	2,441,075
Kopin Corp. *	19,600	40,964
Kulicke & Soffa Industries, Inc. *	18,500	244,940
Lam Research Corp.	34,267	3,319,102
Lattice Semiconductor Corp. *	25,100	152,357
Linear Technology Corp.	49,900	2,996,994
MACOM Technology Solutions Holdings, Inc. *	6,300	231,588
Marvell Technology Group Ltd.	111,400	1,451,542
Maxim Integrated Products, Inc.	61,700	2,445,171
MaxLinear, Inc., Class A *	4,422	82,736
Microchip Technology, Inc.	44,880	2,717,485
Micron Technology, Inc. *	230,807	3,960,648
Microsemi Corp. *	26,738	1,126,472
MKS Instruments, Inc.	14,000	706,300
Monolithic Power Systems, Inc.	6,500	512,265
Nanometrics, Inc. *	5,300	110,717
NVIDIA Corp.	112,900	8,033,964
ON Semiconductor Corp. *	75,165	877,175
PDF Solutions, Inc. *	9,699	191,555
Photronics, Inc. *	18,000	174,600
Power Integrations, Inc.	4,200	270,690
Qorvo, Inc. *	30,074	1,673,618
QUALCOMM, Inc.	317,739	21,835,024
QuickLogic Corp. *	27,600	22,632
Rambus, Inc. *	19,600	238,924
Rudolph Technologies, Inc. *	16,418	297,166
Semtech Corp. *	21,700	525,140
Silicon Laboratories, Inc. *	9,200	551,540
Skyworks Solutions, Inc.	40,689	3,130,612
SunPower Corp. *(c)	15,500	112,220
Synaptics, Inc. *	8,450	440,414
Teradyne, Inc.	34,959	814,195
Tessera Technologies, Inc.	11,100	411,810
Texas Instruments, Inc.	215,697	15,282,132
Ultratech, Inc. *	4,800	102,192
Veeco Instruments, Inc. *	8,800	190,960
Versum Materials, Inc. *	24,700	560,690
Xcerra Corp. *	19,192	105,748
Xilinx, Inc.	52,900	2,691,023
		151,600,362

Software & Services 12.6%
2U, Inc. *	7,000	244,020
8x8, Inc. *	25,000	356,250
Accenture plc, Class A	132,197	15,366,579
ACI Worldwide, Inc. *	23,100	418,572
Activision Blizzard, Inc.	150,232	6,485,515
Actua Corp. *	8,050	93,783
Acxiom Corp. *	13,300	313,348
Adobe Systems, Inc. *	105,710	11,364,882
Akamai Technologies, Inc. *	37,038	2,573,030
Alliance Data Systems Corp. *	11,844	2,421,743
Alphabet, Inc., Class A *	63,676	51,571,192
Alphabet, Inc., Class C *	63,527	49,839,473
Amdocs Ltd.	34,600	2,022,370
Angie's List, Inc. *	22,248	171,310
ANSYS, Inc. *	19,286	1,761,776
Apigee Corp. *	14,100	244,635
Aspen Technology, Inc. *	15,400	758,296
Autodesk, Inc. *	42,000	3,035,760
Automatic Data Processing, Inc.	98,262	8,554,690
Bankrate, Inc. *	14,600	113,880
Bazaarvoice, Inc. *	15,200	74,480
Blackbaud, Inc.	13,400	822,760
Blackhawk Network Holdings, Inc. *	12,003	413,503
Blucora, Inc. *	11,572	153,908
Security	Number of Shares	Value ($)
Booz Allen Hamilton Holding Corp.	24,800	755,656
Bottomline Technologies de, Inc. *	8,800	199,672
Broadridge Financial Solutions, Inc.	23,825	1,540,524
BroadSoft, Inc. *	6,500	270,075
CA, Inc.	69,408	2,133,602
CACI International, Inc., Class A *	4,100	401,185
Cadence Design Systems, Inc. *	62,500	1,598,750
Callidus Software, Inc. *	16,546	301,965
Carbonite, Inc. *	14,300	243,815
Cardtronics plc, Class A *	8,800	440,000
CDK Global, Inc.	32,620	1,781,378
Ciber, Inc. *	24,900	25,398
Citrix Systems, Inc. *	30,800	2,611,840
Cognizant Technology Solutions Corp., Class A *	125,800	6,459,830
CommerceHub, Inc., Series A *	2,534	38,061
CommerceHub, Inc., Series C *	5,069	76,288
CommVault Systems, Inc. *	6,900	369,150
Computer Sciences Corp.	27,638	1,504,889
comScore, Inc. *	10,950	315,251
Convergys Corp.	16,000	467,200
CoreLogic, Inc. *	23,100	983,136
Cornerstone OnDemand, Inc. *	19,500	805,350
CoStar Group, Inc. *	6,600	1,234,992
Covisint Corp. *	4,460	10,035
CSG Systems International, Inc.	8,900	338,467
CSRA, Inc.	27,638	693,437
Dell Technologies, Inc., Class V *	46,077	2,261,920
Demand Media, Inc. *	5,920	34,336
Digimarc Corp. *	3,542	111,927
DST Systems, Inc.	5,900	567,344
EarthLink Holdings Corp.	17,050	97,526
eBay, Inc. *	227,344	6,481,577
Ebix, Inc.	8,303	464,968
Edgewater Technology, Inc. *	767	6,251
Electronic Arts, Inc. *	65,900	5,174,468
Ellie Mae, Inc. *	8,393	888,735
Endurance International Group Holdings, Inc. *	13,300	97,755
EnerNOC, Inc. *	9,754	50,721
Envestnet, Inc. *	7,300	258,055
EPAM Systems, Inc. *	7,800	502,086
Euronet Worldwide, Inc. *	11,900	946,645
Everi Holdings, Inc. *	28,300	56,883
EVERTEC, Inc.	14,000	212,100
ExlService Holdings, Inc. *	7,200	317,016
Facebook, Inc., Class A *	500,707	65,587,610
Fair Isaac Corp.	8,544	1,031,090
Fidelity National Information Services, Inc.	74,391	5,498,983
FireEye, Inc. *	39,700	461,314
First Data Corp., Class A *	35,000	489,650
Fiserv, Inc. *	48,600	4,786,128
FleetCor Technologies, Inc. *	27,800	4,873,340
Forrester Research, Inc.	6,800	253,300
Fortinet, Inc. *	26,700	856,002
Gartner, Inc. *	18,100	1,557,324
Genpact Ltd. *	28,274	650,019
Gigamon, Inc. *	9,700	536,410
Global Payments, Inc.	32,728	2,373,435
Glu Mobile, Inc. *(c)	38,900	77,022
GoDaddy, Inc., Class A *	15,100	540,429
Gogo, Inc. *(c)	16,000	161,760
GrubHub, Inc. *	20,400	777,444
GSE Systems, Inc. *	2,424	7,030
Guidewire Software, Inc. *	14,700	844,515
HubSpot, Inc. *	11,300	592,685
IAC/InterActiveCorp	18,072	1,164,560
Imperva, Inc. *	8,262	304,868

48
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
inContact, Inc. *	20,172	280,593
Infoblox, Inc. *	8,600	227,900
Information Services Group, Inc. *	7,500	29,625
Interactive Intelligence Group, Inc. *	2,900	175,305
Internap Corp. *	13,200	16,500
International Business Machines Corp.	187,251	28,778,606
Intralinks Holdings, Inc. *	12,200	111,874
Intuit, Inc.	54,530	5,929,592
j2 Global, Inc.	9,000	640,350
Jack Henry & Associates, Inc.	16,500	1,336,830
Jive Software, Inc. *	27,994	110,576
Leidos Holdings, Inc.	37,900	1,575,503
LinkedIn Corp., Class A *	25,600	4,853,760
Lionbridge Technologies, Inc. *	19,500	94,185
Liquidity Services, Inc. *	15,481	137,007
LivePerson, Inc. *	19,700	167,450
LogMeIn, Inc.	7,600	722,000
Manhattan Associates, Inc. *	16,300	825,432
ManTech International Corp., Class A	8,600	333,938
MasterCard, Inc., Class A	204,556	21,891,583
MAXIMUS, Inc.	16,300	848,578
Mentor Graphics Corp.	23,800	687,820
Microsoft Corp.	1,681,918	100,780,527
MicroStrategy, Inc., Class A *	2,256	439,491
Mitek Systems, Inc. *	34,300	231,525
MoneyGram International, Inc. *	9,037	63,349
Monotype Imaging Holdings, Inc.	6,500	124,150
Monster Worldwide, Inc. *	35,800	122,078
NetSuite, Inc. *	7,900	735,648
NeuStar, Inc., Class A *	9,300	208,785
New Relic, Inc. *	7,000	255,150
NIC, Inc.	26,000	596,700
Nuance Communications, Inc. *	59,974	840,835
Oracle Corp.	645,813	24,812,135
Pandora Media, Inc. *	55,300	626,549
Paychex, Inc.	68,964	3,806,813
Paycom Software, Inc. *	10,700	553,511
Paylocity Holding Corp. *	8,900	387,061
PayPal Holdings, Inc. *	237,544	9,896,083
Pegasystems, Inc.	12,800	395,520
Perficient, Inc. *	7,800	145,158
PRGX Global, Inc. *	11,000	50,050
Progress Software Corp. *	9,300	250,263
Proofpoint, Inc. *	9,000	705,420
PROS Holdings, Inc. *	7,826	171,546
PTC, Inc. *	29,380	1,393,787
Qualys, Inc. *	5,600	208,600
Quotient Technology, Inc. *	18,100	191,860
Rackspace Hosting, Inc. *	23,700	756,978
RealPage, Inc. *	10,500	285,600
Red Hat, Inc. *	36,600	2,834,670
Reis, Inc.	1,400	27,510
Rightside Group Ltd. *	5,920	49,787
RingCentral, Inc., Class A *	24,600	509,220
Sabre Corp.	43,200	1,115,856
salesforce.com, Inc. *	139,422	10,478,958
Science Applications International Corp.	11,785	812,104
Seachange International, Inc. *	9,250	24,328
ServiceNow, Inc. *	31,800	2,795,538
ServiceSource International, Inc. *	14,400	68,400
Shutterstock, Inc. *	4,000	235,960
Splunk, Inc. *	27,000	1,625,130
SPS Commerce, Inc. *	4,300	268,234
SS&C Technologies Holdings, Inc.	33,400	1,066,462
Stamps.com, Inc. *	5,827	568,424
StarTek, Inc. *	3,900	26,130
Sykes Enterprises, Inc. *	11,026	294,835
Symantec Corp.	139,573	3,493,512
Security	Number of Shares	Value ($)
Synchronoss Technologies, Inc. *	8,100	297,351
Synopsys, Inc. *	28,084	1,665,662
Syntel, Inc.	8,600	172,860
Tableau Software, Inc., Class A *	10,742	516,153
Take-Two Interactive Software, Inc. *	22,600	1,003,214
Tangoe, Inc. *	8,200	70,356
TeleTech Holdings, Inc.	9,100	255,710
Teradata Corp. *	27,000	727,920
The Hackett Group, Inc.	7,200	116,064
The Ultimate Software Group, Inc. *	6,600	1,392,534
The Western Union Co.	102,032	2,047,782
TiVo Corp. *	22,270	442,059
Total System Services, Inc.	36,904	1,840,772
Travelport Worldwide Ltd.	20,000	282,400
Twitter, Inc. *	136,400	2,448,380
Tyler Technologies, Inc. *	6,800	1,090,720
Unisys Corp. *(c)	18,200	190,190
Vantiv, Inc., Class A *	29,400	1,715,784
VASCO Data Security International, Inc. *	9,200	126,500
Verint Systems, Inc. *	16,210	583,560
VeriSign, Inc. *	22,275	1,871,545
Virtusa Corp. *	4,700	89,018
Visa, Inc., Class A	404,804	33,400,378
VMware, Inc., Class A *	17,100	1,344,060
Web.com Group, Inc. *	18,523	298,220
WebMD Health Corp. *	7,074	347,546
WEX, Inc. *	8,900	970,990
Workday, Inc., Class A *	23,600	2,045,648
Xerox Corp.	194,056	1,895,927
Yahoo! Inc. *	182,944	7,601,323
Yelp, Inc. *	14,300	467,038
Zendesk, Inc. *	15,000	394,350
Zillow Group, Inc., Class A *	8,797	290,565
Zillow Group, Inc., Class C *	26,594	887,176
Zynga, Inc., Class A *	212,600	597,406
		611,323,330

Technology Hardware & Equipment 5.2%
3D Systems Corp. *(c)	18,800	260,756
ADTRAN, Inc.	9,100	165,165
Agilysys, Inc. *	8,460	81,639
Amphenol Corp., Class A	60,800	4,008,544
Anixter International, Inc. *	4,000	263,000
Apple, Inc.	1,161,062	131,826,979
Arista Networks, Inc. *	8,600	728,850
ARRIS International plc *	43,075	1,196,623
Arrow Electronics, Inc. *	18,532	1,132,676
Avnet, Inc.	26,588	1,115,367
AVX Corp.	14,000	196,280
Badger Meter, Inc.	8,000	257,200
Belden, Inc.	6,900	447,189
Benchmark Electronics, Inc. *	7,830	196,925
Black Box Corp.	4,100	47,150
Brocade Communications Systems, Inc.	121,135	1,284,031
CalAmp Corp. *	4,000	51,680
CDW Corp.	31,400	1,410,174
Ciena Corp. *	34,970	677,719
Cisco Systems, Inc.	1,078,740	33,095,743
Cognex Corp.	25,100	1,295,160
Coherent, Inc. *	4,100	426,892
CommScope Holding Co., Inc. *	27,582	842,630
Comtech Telecommunications Corp.	4,175	43,420
Corning, Inc.	239,007	5,427,849
Cray, Inc. *	7,600	158,080
CTS Corp.	8,800	160,160
Daktronics, Inc.	8,700	72,645
Diebold, Inc.	12,900	281,220

49
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Digi International, Inc. *	9,100	83,265
Dolby Laboratories, Inc., Class A	8,800	418,792
DTS, Inc.	4,300	182,105
EchoStar Corp., Class A *	11,940	558,076
Electro Scientific Industries, Inc. *	9,900	51,282
Electronics For Imaging, Inc. *	15,500	659,215
Extreme Networks, Inc. *	27,500	115,775
F5 Networks, Inc. *	13,100	1,810,551
Fabrinet *	11,108	421,660
FARO Technologies, Inc. *	3,000	100,650
Finisar Corp. *	25,800	706,404
Fitbit, Inc., Class A *(c)	39,300	521,118
FLIR Systems, Inc.	26,100	859,212
Frequency Electronics, Inc. *	500	4,545
Harmonic, Inc. *	20,042	102,214
Harris Corp.	26,055	2,324,367
Hewlett Packard Enterprise Co.	360,636	8,103,491
HP, Inc.	387,136	5,609,601
I.D. Systems, Inc. *	5,500	27,610
II-VI, Inc. *	13,000	361,400
Immersion Corp. *	4,300	35,088
Infinera Corp. *	27,300	212,940
Ingram Micro, Inc., Class A	32,500	1,209,000
Insight Enterprises, Inc. *	8,950	257,670
InterDigital, Inc.	6,700	473,355
InvenSense, Inc. *	42,200	322,830
IPG Photonics Corp. *	7,400	717,874
Itron, Inc. *	5,700	307,230
Ixia *	14,900	178,055
Jabil Circuit, Inc.	35,300	753,302
Juniper Networks, Inc.	75,965	2,000,918
Keysight Technologies, Inc. *	44,058	1,445,102
Kimball Electronics, Inc. *	6,825	94,868
Knowles Corp. *	13,900	207,666
Lexmark International, Inc., Class A	10,900	432,621
Littelfuse, Inc.	3,700	516,150
Lumentum Holdings, Inc. *	7,510	252,336
Maxwell Technologies, Inc. *	7,700	37,268
Methode Electronics, Inc.	9,500	296,400
MOCON, Inc.	600	9,270
Motorola Solutions, Inc.	34,733	2,520,921
MTS Systems Corp.	3,781	179,787
National Instruments Corp.	26,112	733,486
NCR Corp. *	35,100	1,230,255
NetApp, Inc.	64,900	2,202,706
NETGEAR, Inc. *	6,000	303,000
NetScout Systems, Inc. *	26,000	713,700
Nimble Storage, Inc. *	16,100	122,843
Oclaro, Inc. *	37,600	274,856
OSI Systems, Inc. *	3,700	259,481
Palo Alto Networks, Inc. *	19,400	2,984,302
Park Electrochemical Corp.	3,600	55,548
PC Connection, Inc.	7,000	162,470
PC-Tel, Inc.	8,900	45,212
Plantronics, Inc.	6,000	310,260
Plexus Corp. *	6,500	297,765
Pure Storage, Inc., Class A *	23,900	294,926
Quantum Corp. *	125,000	100,025
Radisys Corp. *	7,200	30,024
Research Frontiers, Inc. *	2,800	6,132
Richardson Electronics Ltd.	7,300	45,625
Rofin-Sinar Technologies, Inc. *	11,300	367,815
Rogers Corp. *	4,200	228,606
Sanmina Corp. *	20,900	577,885
ScanSource, Inc. *	6,300	220,500
Seagate Technology plc	61,966	2,126,053
Sonus Networks, Inc. *	15,860	91,829
Super Micro Computer, Inc. *	8,200	194,340
Security	Number of Shares	Value ($)
SYNNEX Corp.	8,400	861,336
Systemax, Inc.	8,000	62,800
TE Connectivity Ltd.	78,300	4,922,721
Tech Data Corp. *	8,300	639,266
TESSCO Technologies, Inc.	4,025	46,891
TransAct Technologies, Inc.	1,500	10,800
Trimble, Inc. *	62,084	1,716,002
TTM Technologies, Inc. *	11,000	144,650
Ubiquiti Networks, Inc. *	3,200	167,776
Uni-Pixel, Inc. *(c)	161,500	219,640
Universal Display Corp. *	10,100	522,170
VeriFone Systems, Inc. *	33,100	512,388
ViaSat, Inc. *	10,700	756,062
Viavi Solutions, Inc. *	37,553	267,377
Vishay Intertechnology, Inc.	18,588	262,091
Vishay Precision Group, Inc. *	5,620	88,234
Western Digital Corp.	57,298	3,348,495
Zebra Technologies Corp., Class A *	9,575	630,418
		251,792,491

Telecommunication Services 2.3%
AT&T, Inc.	1,324,607	48,732,292
ATN International, Inc.	3,250	219,830
CenturyLink, Inc.	112,978	3,002,955
Cincinnati Bell, Inc. *	12,293	241,557
Cogent Communications Holdings, Inc.	9,900	365,310
Consolidated Communications Holdings, Inc.	16,757	400,995
Frontier Communications Corp.	257,368	1,034,619
General Communication, Inc., Class A *	10,500	166,320
Globalstar, Inc. *(c)	42,400	39,245
Inteliquent, Inc.	14,800	248,492
Iridium Communications, Inc. *	55,900	455,585
Level 3 Communications, Inc. *	62,725	3,522,009
Lumos Networks Corp. *	1,500	21,315
SBA Communications Corp., Class A *	26,400	2,990,592
Shenandoah Telecommunications Co.	14,200	374,880
Spok Holdings, Inc.	5,500	99,275
Sprint Corp. *	179,505	1,105,751
T-Mobile US, Inc. *	57,450	2,856,989
Telephone & Data Systems, Inc.	22,222	574,217
United States Cellular Corp. *	5,400	189,270
Verizon Communications, Inc.	880,569	42,355,369
Vonage Holdings Corp. *	36,400	249,704
Windstream Holdings, Inc. (c)	18,211	142,956
Zayo Group Holdings, Inc. *	12,000	386,160
		109,775,687

Transportation 2.0%
Alaska Air Group, Inc.	25,000	1,805,500
Allegiant Travel Co.	3,200	441,280
AMERCO	1,000	322,390
American Airlines Group, Inc.	114,597	4,652,638
ArcBest Corp.	4,800	95,520
Atlas Air Worldwide Holdings, Inc. *	6,500	272,025
Avis Budget Group, Inc. *	20,600	666,616
C.H. Robinson Worldwide, Inc.	29,100	1,982,292
Celadon Group, Inc.	8,890	57,785
Covenant Transport Group, Inc., Class A *	3,000	47,970
CSX Corp.	208,700	6,367,437
Delta Air Lines, Inc.	161,811	6,758,845
Expeditors International of Washington, Inc.	40,900	2,105,123
FedEx Corp.	54,263	9,459,126
Forward Air Corp.	4,600	190,072
Genesee & Wyoming, Inc., Class A *	14,800	1,005,512

50
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Hawaiian Holdings, Inc. *	10,700	481,767
Heartland Express, Inc.	16,241	298,834
Hertz Global Holdings, Inc. *	17,460	578,799
Hub Group, Inc., Class A *	7,100	258,795
JB Hunt Transport Services, Inc.	19,600	1,599,556
JetBlue Airways Corp. *	60,662	1,060,372
Kansas City Southern	23,255	2,040,859
Kirby Corp. *	11,100	654,345
Knight Transportation, Inc.	14,650	428,513
Landstar System, Inc.	6,600	469,590
Macquarie Infrastructure Corp.	18,600	1,521,666
Marten Transport Ltd.	9,476	194,258
Matson, Inc.	10,500	419,370
Norfolk Southern Corp.	62,900	5,849,700
Old Dominion Freight Line, Inc. *	12,412	926,928
Park-Ohio Holdings Corp.	3,600	115,020
Roadrunner Transportation Systems, Inc. *	4,900	37,240
Ryder System, Inc.	9,500	659,205
Saia, Inc. *	4,450	158,643
SkyWest, Inc.	7,000	211,050
Southwest Airlines Co.	135,815	5,439,391
Spirit Airlines, Inc. *	14,000	671,020
Swift Transportation Co. *	19,000	425,220
Union Pacific Corp.	177,170	15,622,851
United Continental Holdings, Inc. *	70,000	3,936,100
United Parcel Service, Inc., Class B	149,941	16,157,642
Universal Logistics Holdings, Inc.	3,300	41,085
Virgin America, Inc. *	4,400	239,140
Werner Enterprises, Inc.	10,032	241,270
XPO Logistics, Inc. *	15,910	523,916
YRC Worldwide, Inc. *	8,600	76,368
		97,568,644

Utilities 3.3%
AES Corp.	138,596	1,631,275
ALLETE, Inc.	14,633	896,857
Alliant Energy Corp.	52,600	2,001,430
Ameren Corp.	48,176	2,406,391
American Electric Power Co., Inc.	99,920	6,478,813
American States Water Co.	9,600	383,808
American Water Works Co., Inc.	37,200	2,754,288
Aqua America, Inc.	37,467	1,150,237
Artesian Resources Corp., Class A	4,000	112,880
Atmos Energy Corp.	17,400	1,294,386
Avangrid, Inc.	16,400	646,324
Avista Corp.	15,800	654,120
Black Hills Corp.	13,400	828,790
Cadiz, Inc. *	6,356	47,034
California Water Service Group	11,300	350,300
Calpine Corp. *	65,100	774,690
CenterPoint Energy, Inc.	88,700	2,022,360
Chesapeake Utilities Corp.	2,770	177,419
CMS Energy Corp.	56,959	2,400,822
Connecticut Water Service, Inc.	5,100	265,557
Consolidated Edison, Inc.	67,810	5,123,045
Delta Natural Gas Co., Inc.	1,291	30,403
Dominion Resources, Inc.	137,054	10,306,461
DTE Energy Co.	36,748	3,528,175
Duke Energy Corp.	149,250	11,942,985
Dynegy, Inc. *	27,300	290,745
Edison International	66,910	4,916,547
El Paso Electric Co.	11,300	522,060
Entergy Corp.	34,293	2,526,708
Eversource Energy	68,336	3,762,580
Exelon Corp.	196,869	6,707,327
FirstEnergy Corp.	90,356	3,098,307
Genie Energy Ltd., Class B *	12,800	66,688
Security	Number of Shares	Value ($)
Great Plains Energy, Inc.	41,341	1,175,738
Hawaiian Electric Industries, Inc.	27,100	799,450
IDACORP, Inc.	9,800	768,222
MDU Resources Group, Inc.	36,025	944,215
MGE Energy, Inc.	9,950	581,578
Middlesex Water Co.	9,400	339,340
National Fuel Gas Co.	20,700	1,084,266
New Jersey Resources Corp.	20,150	684,093
NextEra Energy, Inc.	103,972	13,308,416
NiSource, Inc.	65,764	1,529,671
Northwest Natural Gas Co.	6,300	370,440
NorthWestern Corp.	10,900	627,295
NRG Energy, Inc.	63,356	673,474
NRG Yield, Inc., Class A	8,300	122,259
NRG Yield, Inc., Class C	8,300	127,820
OGE Energy Corp.	41,200	1,278,848
ONE Gas, Inc.	8,525	522,412
Ormat Technologies, Inc.	8,600	414,778
Otter Tail Corp.	7,800	280,410
Pattern Energy Group, Inc.	34,400	768,840
PG&E Corp.	102,800	6,385,936
Pinnacle West Capital Corp.	24,200	1,842,346
PNM Resources, Inc.	21,200	696,420
Portland General Electric Co.	24,800	1,082,272
PPL Corp.	140,600	4,828,204
Public Service Enterprise Group, Inc.	102,900	4,330,032
Pure Cycle Corp. *	8,000	42,000
SCANA Corp.	31,005	2,274,527
Sempra Energy	53,496	5,729,422
SJW Corp.	4,470	226,763
South Jersey Industries, Inc.	19,400	575,210
Southwest Gas Corp.	13,400	970,964
Spire, Inc.	15,200	954,560
Talen Energy Corp. *	15,700	218,701
TerraForm Power, Inc., Class A *	9,400	116,654
The Empire District Electric Co.	11,200	383,376
The Southern Co.	212,273	10,946,919
The York Water Co.	6,100	192,760
UGI Corp.	36,400	1,684,956
Unitil Corp.	7,200	292,104
Vectren Corp.	15,266	768,032
WEC Energy Group, Inc.	69,277	4,137,222
Westar Energy, Inc.	28,600	1,639,352
WGL Holdings, Inc.	7,300	460,411
Xcel Energy, Inc.	103,108	4,284,137
		161,564,657
Total Common Stock
(Cost $3,091,955,361)		4,822,321,992

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Dyax Corp. CVR *(b)(f)	31,000	34,410
FRD Acquisition Co. CVR *(b)(f)	8,700	—
		34,410

Technology Hardware & Equipment 0.0%
Gerber Scientific, Inc. CVR *(b)(f)	8,900	—

Telecommunication Services 0.0%
Leap Wireless CVR *(b)(f)	13,000	39,000
Total Rights
(Cost $67,393)		73,410

51
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Other Investment Company 0.4% of net assets

Securities Lending Collateral 0.4%
Wells Fargo Government Money Market Fund, Select Class 0.32% (d)	19,726,894	19,726,894
Total Other Investment Company
(Cost $19,726,894)		19,726,894
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Short-Term Investment 0.5% of net assets

Time Deposit 0.5%
Sumitomo Mitsui Banking Corp.
0.15%, 11/01/16 (e)	21,277,491	21,277,491
Total Short-Term Investment
(Cost $21,277,491)		21,277,491

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $3,163,837,603 and the unrealized appreciation and depreciation were $1,826,837,441 and ($127,275,257), respectively, with a net unrealized appreciation of $1,699,562,184.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	Illiquid security. At the period end, the value of these amounted to $73,410 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $19,150,544.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the current daily overnight rate.
(f)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
Russell 2000 Index, mini, Long, expires 12/16/16	35	4,162,550	(144,920)
S&P 500 Index, e-mini, Long, expires 12/16/16	205	21,731,025	(247,030)
Net Unrealized Depreciation			(391,950)
52
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
97.9%	Common Stock	2,555,902,633	2,840,451,179
0.6%	Preferred Stock	17,481,434	17,308,068
0.0%	Rights	52,470	72,606
0.2%	Other Investment Company	3,953,494	3,953,494
0.9%	Short-Term Investments	26,753,989	26,753,989
99.6%	Total Investments	2,604,144,020	2,888,539,336
0.4%	Other Assets and Liabilities, Net		11,909,792
100.0%	Net Assets		2,900,449,128

Security	Number of Shares	Value ($)
Common Stock 97.9% of net assets

Australia 7.2%
Banks 2.4%
Australia & New Zealand Banking Group Ltd.	692,660	14,625,799
Bank of Queensland Ltd.	89,063	706,723
Bendigo & Adelaide Bank Ltd.	101,431	856,571
Commonwealth Bank of Australia	407,122	22,664,841
National Australia Bank Ltd.	624,277	13,251,797
Westpac Banking Corp.	792,152	18,318,463
		70,424,194
Capital Goods 0.0%
CIMIC Group Ltd.	26,359	591,523
Commercial & Professional Supplies 0.1%
Brambles Ltd.	375,416	3,286,880
SEEK Ltd.	74,156	823,599
		4,110,479
Consumer Services 0.2%
Aristocrat Leisure Ltd.	128,377	1,494,673
Crown Resorts Ltd.	86,330	713,709
Domino's Pizza Enterprises Ltd.	14,586	710,570
Flight Centre Travel Group Ltd.	11,202	287,817
Tabcorp Holdings Ltd.	197,467	725,491
Tatts Group Ltd.	359,783	1,109,051
		5,041,311
Diversified Financials 0.3%
AMP Ltd.	709,105	2,458,973
ASX Ltd.	47,112	1,685,249
Challenger Ltd.	134,444	1,097,535
Macquarie Group Ltd.	71,824	4,341,716
Platinum Asset Management Ltd.	46,261	175,201
		9,758,674
Energy 0.3%
Caltex Australia Ltd.	64,807	1,508,528
Oil Search Ltd.	320,180	1,604,939
Origin Energy Ltd.	420,422	1,694,543
Santos Ltd.	395,441	1,058,101
Woodside Petroleum Ltd.	176,879	3,786,270
		9,652,381
Security	Number of Shares	Value ($)
Food & Staples Retailing 0.5%
Wesfarmers Ltd.	268,339	8,355,789
Woolworths Ltd.	303,034	5,438,310
		13,794,099
Food, Beverage & Tobacco 0.1%
Coca-Cola Amatil Ltd.	129,657	939,337
Treasury Wine Estates Ltd.	179,536	1,463,643
		2,402,980
Health Care Equipment & Services 0.2%
Cochlear Ltd.	13,562	1,317,702
Healthscope Ltd.	411,020	689,478
Ramsay Health Care Ltd.	33,875	1,886,326
Sonic Healthcare Ltd.	96,015	1,493,267
		5,386,773
Insurance 0.3%
Insurance Australia Group Ltd.	551,393	2,305,267
Medibank Pvt Ltd.	634,378	1,242,822
QBE Insurance Group Ltd.	323,456	2,450,660
Suncorp Group Ltd.	309,827	2,812,021
		8,810,770
Materials 1.1%
Alumina Ltd.	535,546	643,660
Amcor Ltd.	275,282	3,072,603
BHP Billiton Ltd.	759,420	13,267,697
Boral Ltd.	164,859	787,660
Fortescue Metals Group Ltd.	384,488	1,613,553
Incitec Pivot Ltd.	387,731	867,187
James Hardie Industries plc CDI	108,813	1,619,547
Newcrest Mining Ltd.	185,787	3,253,026
Orica Ltd.	85,202	1,052,618
Rio Tinto Ltd.	102,987	4,261,032
South32 Ltd.	1,284,917	2,507,541
		32,946,124
Media 0.0%
REA Group Ltd.	11,698	453,676
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
CSL Ltd.	110,063	8,398,419
Real Estate 0.7%
Dexus Property Group	239,107	1,624,286
Goodman Group	414,865	2,138,428
LendLease Group	136,065	1,393,837
Mirvac Group	854,706	1,355,850
Scentre Group	1,238,927	3,965,229
Stockland	562,198	1,888,108
The GPT Group	438,599	1,550,612
Vicinity Centres	803,376	1,751,971
Westfield Corp.	460,920	3,114,838
		18,783,159
Retailing 0.0%
Harvey Norman Holdings Ltd.	132,814	508,619
Software & Services 0.0%
Computershare Ltd.	115,712	926,888

53
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Telecommunication Services 0.2%
Telstra Corp., Ltd.	1,014,881	3,838,222
TPG Telecom Ltd.	90,804	520,676
Vocus Communications Ltd.	111,235	482,266
		4,841,164
Transportation 0.3%
Aurizon Holdings Ltd.	498,416	1,846,589
Qantas Airways Ltd.	144,571	335,958
Sydney Airport	251,805	1,197,028
Transurban Group	481,722	3,801,037
		7,180,612
Utilities 0.2%
AGL Energy Ltd.	158,055	2,302,469
APA Group	263,879	1,594,789
AusNet Services	407,266	463,900
DUET Group	544,007	984,885
		5,346,043
		209,357,888

Austria 0.2%
Banks 0.1%
Erste Group Bank AG *	72,284	2,266,740
Raiffeisen Bank International AG *	31,357	513,542
		2,780,282
Capital Goods 0.0%
ANDRITZ AG	16,537	864,643
Energy 0.1%
OMV AG	34,514	1,077,169
Materials 0.0%
voestalpine AG	25,103	889,300
		5,611,394

Belgium 1.3%
Banks 0.1%
KBC Group N.V.	59,647	3,636,143
Diversified Financials 0.1%
Groupe Bruxelles Lambert S.A.	18,712	1,608,613
Food & Staples Retailing 0.0%
Colruyt S.A.	17,161	922,369
Food, Beverage & Tobacco 0.8%
Anheuser-Busch InBev S.A./N.V.	189,850	21,789,045
Insurance 0.1%
Ageas	48,027	1,754,590
Materials 0.1%
Solvay S.A.	17,808	2,042,817
Umicore S.A.	22,105	1,343,588
		3,386,405
Media 0.0%
Telenet Group Holding N.V. *	12,101	647,905
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
UCB S.A.	30,363	2,054,712
Telecommunication Services 0.0%
Proximus	34,481	986,932
		36,786,714

Denmark 1.7%
Banks 0.2%
Danske Bank A/S	165,052	5,091,692
Capital Goods 0.2%
Vestas Wind Systems A/S	52,597	4,213,853
Security	Number of Shares	Value ($)
Commercial & Professional Supplies 0.1%
ISS A/S	37,101	1,456,425
Consumer Durables & Apparel 0.1%
Pandora A/S	27,457	3,570,934
Food, Beverage & Tobacco 0.1%
Carlsberg A/S, Class B	25,270	2,276,683
Health Care Equipment & Services 0.1%
Coloplast A/S, Class B	26,765	1,864,522
William Demant Holding A/S *	32,260	600,263
		2,464,785
Insurance 0.0%
Tryg A/S	28,614	558,000
Materials 0.1%
Chr. Hansen Holding A/S	23,411	1,402,035
Novozymes A/S, B Shares	55,255	2,049,783
		3,451,818
Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Genmab A/S *	12,842	2,114,745
Novo Nordisk A/S, Class B	451,381	16,080,665
		18,195,410
Telecommunication Services 0.0%
TDC A/S *	207,416	1,143,588
Transportation 0.2%
AP Moeller - Maersk A/S, Series A	924	1,350,576
AP Moeller - Maersk A/S, Series B	1,492	2,288,550
DSV A/S	45,591	2,207,509
		5,846,635
		48,269,823

Finland 0.9%
Automobiles & Components 0.0%
Nokian Renkaat Oyj	26,034	873,222
Capital Goods 0.2%
Kone Oyj, Class B	79,861	3,674,539
Metso Oyj	25,010	655,756
Wartsila Oyj Abp	36,379	1,572,093
		5,902,388
Energy 0.1%
Neste Oyj	30,786	1,328,172
Insurance 0.2%
Sampo Oyj, A Shares	107,335	4,917,446
Materials 0.1%
Stora Enso Oyj, R Shares	127,451	1,204,428
UPM-Kymmene Oyj	129,195	3,005,271
		4,209,699
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Orion Oyj, Class B	23,550	1,002,380
Technology Hardware & Equipment 0.2%
Nokia Oyj	1,374,405	6,136,111
Telecommunication Services 0.0%
Elisa Oyj	33,232	1,119,626
Utilities 0.1%
Fortum Oyj	102,012	1,700,428
		27,189,472

France 9.7%
Automobiles & Components 0.5%
Compagnie Generale des Etablissements Michelin	43,436	4,704,467
Peugeot S.A. *	110,690	1,657,584

54
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Renault S.A.	45,011	3,914,239
Valeo S.A.	57,219	3,301,814
		13,578,104
Banks 0.9%
BNP Paribas S.A.	251,545	14,585,398
Credit Agricole S.A.	245,639	2,650,197
Natixis S.A.	235,018	1,189,080
Societe Generale S.A.	181,809	7,091,915
		25,516,590
Capital Goods 1.7%
Airbus Group SE	138,392	8,217,699
Alstom S.A. *	37,761	1,014,701
Bouygues S.A.	48,125	1,568,754
Compagnie de Saint-Gobain	118,653	5,268,569
Eiffage S.A.	13,759	1,018,642
Legrand S.A.	63,523	3,588,848
Rexel S.A.	67,856	941,111
Safran S.A.	74,428	5,121,492
Schneider Electric SE	132,607	8,917,831
Thales S.A.	24,970	2,349,301
Vinci S.A.	119,163	8,629,724
Zodiac Aerospace	47,203	1,147,137
		47,783,809
Commercial & Professional Supplies 0.1%
Bureau Veritas S.A.	59,564	1,124,993
Edenred	49,244	1,139,682
Societe BIC S.A.	6,847	949,078
		3,213,753
Consumer Durables & Apparel 0.7%
Christian Dior SE	12,965	2,500,507
Hermes International	6,364	2,578,091
Kering	17,794	3,947,940
LVMH Moet Hennessy Louis Vuitton SE	66,116	12,037,154
		21,063,692
Consumer Services 0.1%
Accor S.A.	41,811	1,586,575
Sodexo S.A.	22,043	2,559,652
		4,146,227
Diversified Financials 0.0%
Eurazeo S.A.	9,507	547,451
Wendel S.A.	6,304	725,248
		1,272,699
Energy 0.9%
Technip S.A.	28,327	1,880,060
TOTAL S.A.	527,199	25,255,416
		27,135,476
Food & Staples Retailing 0.1%
Carrefour S.A.	130,580	3,422,364
Casino Guichard Perrachon S.A.	13,859	689,915
		4,112,279
Food, Beverage & Tobacco 0.6%
Danone S.A.	139,425	9,670,286
Pernod-Ricard S.A.	50,581	6,015,258
Remy Cointreau S.A.	5,148	417,416
		16,102,960
Health Care Equipment & Services 0.2%
Essilor International S.A.	49,169	5,525,289
Household & Personal Products 0.4%
L'Oreal S.A.	59,604	10,678,600
Security	Number of Shares	Value ($)
Insurance 0.4%
AXA S.A.	461,574	10,414,180
CNP Assurances	42,813	741,445
SCOR SE	39,088	1,265,810
		12,421,435
Materials 0.5%
Air Liquide S.A.	91,780	9,326,007
ArcelorMittal *	440,423	2,975,920
Arkema S.A.	16,784	1,591,498
Imerys S.A.	8,347	581,155
		14,474,580
Media 0.4%
Eutelsat Communications S.A.	42,441	889,344
JC Decaux S.A.	19,220	587,787
Lagardere S.C.A.	27,000	687,600
Publicis Groupe S.A.	44,647	3,062,772
SES S.A.	84,543	1,945,005
Vivendi S.A.	278,223	5,631,383
		12,803,891
Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Sanofi	275,305	21,423,897
Real Estate 0.4%
Fonciere Des Regions	8,593	750,990
Gecina S.A.	9,373	1,366,595
ICADE	7,471	536,514
Klepierre	53,561	2,188,919
Unibail-Rodamco SE	23,847	5,660,442
		10,503,460
Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics N.V.	149,777	1,421,535
Software & Services 0.3%
Atos SE	20,754	2,153,717
Capgemini S.A.	38,877	3,219,670
Dassault Systemes S.A.	29,188	2,310,306
		7,683,693
Technology Hardware & Equipment 0.0%
Ingenico Group S.A.	13,215	1,045,278
Telecommunication Services 0.3%
Iliad S.A.	6,150	1,289,256
Orange S.A.	469,974	7,394,409
SFR Group S.A.	25,897	697,960
		9,381,625
Transportation 0.1%
Aeroports de Paris	6,658	672,505
Bollore S.A.	250,141	823,527
Groupe Eurotunnel SE - Reg'd	113,376	1,061,125
		2,557,157
Utilities 0.3%
Electricite de France S.A. (a)	54,100	606,473
Engie S.A.	347,273	5,008,273
Suez	73,480	1,163,897
Veolia Environnement S.A.	109,452	2,391,240
		9,169,883
		283,015,912

Germany 8.5%
Automobiles & Components 1.0%
Bayerische Motoren Werke AG	79,555	6,940,812
Continental AG	26,171	5,027,213
Daimler AG - Reg'd	228,385	16,293,436
Volkswagen AG	6,990	1,044,897
		29,306,358

55
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Banks 0.1%
Commerzbank AG	259,072	1,764,337
Capital Goods 0.9%
Brenntag AG	35,451	1,895,217
GEA Group AG	42,447	1,644,051
HOCHTIEF AG	4,861	663,755
MAN SE	8,932	914,243
OSRAM Licht AG	22,359	1,269,919
Siemens AG - Reg'd	180,435	20,500,545
		26,887,730
Consumer Durables & Apparel 0.3%
adidas AG	44,645	7,334,906
Hugo Boss AG	15,109	950,059
		8,284,965
Diversified Financials 0.3%
Deutsche Bank AG - Reg'd *	327,925	4,742,329
Deutsche Boerse AG *	45,917	3,585,586
		8,327,915
Food & Staples Retailing 0.0%
METRO AG	43,780	1,311,396
Health Care Equipment & Services 0.4%
Fresenius Medical Care AG & Co. KGaA	51,100	4,162,305
Fresenius SE & Co. KGaA	96,831	7,154,572
		11,316,877
Household & Personal Products 0.2%
Beiersdorf AG	24,480	2,158,149
Henkel AG & Co. KGaA	24,790	2,731,419
		4,889,568
Insurance 0.9%
Allianz SE - Reg'd	108,608	16,954,168
Hannover Rueck SE	13,699	1,528,278
Muenchener Rueckversicherungs-Gesellschaft AG - Reg'd	39,319	7,634,157
		26,116,603
Materials 1.3%
BASF SE	218,370	19,277,257
Covestro AG (d)	16,858	998,286
Evonik Industries AG	39,945	1,250,937
HeidelbergCement AG	33,272	3,147,466
K&S AG - Reg'd	43,159	873,959
LANXESS AG	20,526	1,316,223
Linde AG	43,600	7,201,263
Symrise AG	29,749	2,043,023
ThyssenKrupp AG	88,924	2,063,312
		38,171,726
Media 0.1%
Axel Springer SE	9,347	468,275
ProSiebenSat.1 Media SE	52,467	2,261,231
RTL Group S.A. *	8,951	701,499
		3,431,005
Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Bayer AG - Reg'd	196,624	19,522,723
Merck KGaA	31,180	3,209,358
QIAGEN N.V. *	50,348	1,231,385
		23,963,466
Real Estate 0.2%
Deutsche Wohnen AG	79,214	2,588,058
Vonovia SE	110,458	3,894,184
		6,482,242
Security	Number of Shares	Value ($)
Retailing 0.0%
Zalando SE *(d)	20,862	917,400
Semiconductors & Semiconductor Equipment 0.2%
Infineon Technologies AG	268,027	4,820,542
Software & Services 0.8%
SAP SE	233,481	20,569,542
United Internet AG - Reg'd	30,312	1,246,267
		21,815,809
Telecommunication Services 0.5%
Deutsche Telekom AG - Reg'd	760,204	12,402,894
Telefonica Deutschland Holding AG	186,815	724,527
		13,127,421
Transportation 0.3%
Deutsche Lufthansa AG - Reg'd	53,108	679,735
Deutsche Post AG - Reg'd	227,574	7,057,268
Fraport AG Frankfurt Airport Services Worldwide	9,632	571,760
		8,308,763
Utilities 0.2%
E.ON SE	481,636	3,529,840
Innogy SE *(d)	33,000	1,310,467
RWE AG *	119,048	1,893,957
		6,734,264
		245,978,387

Hong Kong 3.5%
Banks 0.3%
BOC Hong Kong (Holdings) Ltd.	856,000	3,051,004
Hang Seng Bank Ltd.	180,636	3,257,646
The Bank of East Asia Ltd.	270,200	1,086,179
		7,394,829
Capital Goods 0.4%
CK Hutchison Holdings Ltd.	635,525	7,847,483
Jardine Matheson Holdings Ltd.	58,900	3,587,599
NWS Holdings Ltd.	319,000	564,423
		11,999,505
Consumer Durables & Apparel 0.1%
Li & Fung Ltd.	1,378,000	677,392
Techtronic Industries Co., Ltd.	331,000	1,243,616
Yue Yuen Industrial Holdings Ltd.	199,000	757,838
		2,678,846
Consumer Services 0.2%
Galaxy Entertainment Group Ltd.	568,000	2,325,748
Melco Crown Entertainment Ltd. ADR	45,490	761,503
MGM China Holdings Ltd.	183,200	302,249
Sands China Ltd.	592,400	2,570,871
Shangri-La Asia Ltd.	258,000	283,360
SJM Holdings Ltd.	398,000	274,706
Wynn Macau Ltd.	425,200	651,411
		7,169,848
Diversified Financials 0.3%
First Pacific Co., Ltd.	493,250	373,663
Hong Kong Exchanges & Clearing Ltd.	274,318	7,252,003
		7,625,666
Food, Beverage & Tobacco 0.0%
WH Group Ltd. (d)	1,335,500	1,081,616
Insurance 0.6%
AIA Group Ltd.	2,876,400	18,095,437

56
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Real Estate 1.0%
Cheung Kong Property Holdings Ltd.	632,025	4,672,344
Hang Lung Properties Ltd.	536,000	1,178,724
Henderson Land Development Co., Ltd.	266,681	1,577,479
Hongkong Land Holdings Ltd.	286,700	1,919,826
Hysan Development Co., Ltd.	156,000	720,000
Kerry Properties Ltd.	166,500	527,206
Link REIT	525,000	3,734,816
New World Development Co., Ltd.	1,295,666	1,610,836
Sino Land Co., Ltd.	700,000	1,188,557
Sun Hung Kai Properties Ltd.	348,604	5,191,105
Swire Pacific Ltd., Class A	127,590	1,326,152
Swire Properties Ltd.	277,600	797,178
The Wharf Holdings Ltd.	322,100	2,415,011
Wheelock & Co., Ltd.	181,000	1,113,893
		27,973,127
Semiconductors & Semiconductor Equipment 0.0%
ASM Pacific Technology Ltd.	56,800	547,244
Telecommunication Services 0.1%
HKT Trust & HKT Ltd.	650,000	893,424
PCCW Ltd.	976,000	580,961
		1,474,385
Transportation 0.1%
Cathay Pacific Airways Ltd.	259,000	340,905
MTR Corp., Ltd.	341,000	1,887,120
		2,228,025
Utilities 0.4%
Cheung Kong Infrastructure Holdings Ltd.	150,000	1,227,572
CLP Holdings Ltd.	395,580	4,021,065
HK Electric Investments & HK Electric Investments Ltd. (d)	644,000	637,807
Hong Kong & China Gas Co., Ltd.	1,851,867	3,617,549
Power Assets Holdings Ltd.	323,500	3,036,271
		12,540,264
		100,808,792

Ireland 0.4%
Banks 0.0%
Bank of Ireland *	6,507,733	1,392,997
Consumer Services 0.1%
Paddy Power Betfair plc	18,281	1,894,380
Food, Beverage & Tobacco 0.1%
Kerry Group plc, Class A	36,847	2,675,284
Materials 0.2%
CRH plc	196,042	6,364,321
Transportation 0.0%
Ryanair Holdings plc *	43,580	603,992
		12,930,974

Israel 0.7%
Banks 0.1%
Bank Hapoalim B.M.	264,940	1,528,102
Bank Leumi Le-Israel B.M. *	347,306	1,310,406
Mizrahi Tefahot Bank Ltd.	30,973	403,364
		3,241,872
Materials 0.0%
Israel Chemicals Ltd.	111,577	396,497
Security	Number of Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Taro Pharmaceutical Industries Ltd. *(a)	3,544	359,751
Teva Pharmaceutical Industries Ltd.	216,869	9,057,696
		9,417,447
Real Estate 0.0%
Azrieli Group Ltd.	8,005	340,788
Software & Services 0.2%
Check Point Software Technologies Ltd. *	31,217	2,639,710
Mobileye N.V. *	41,706	1,550,629
Nice Ltd.	13,354	886,412
		5,076,751
Telecommunication Services 0.1%
Bezeq The Israeli Telecommunication Corp., Ltd.	476,268	865,096
		19,338,451

Italy 1.9%
Automobiles & Components 0.1%
Ferrari N.V.	30,129	1,586,290
Fiat Chrysler Automobiles N.V.	213,501	1,565,160
		3,151,450
Banks 0.4%
Intesa Sanpaolo S.p.A.	2,989,198	6,930,965
Mediobanca S.p.A.	139,974	1,025,349
UniCredit S.p.A.	1,267,707	3,145,954
Unione di Banche Italiane S.p.A. (a)	204,609	564,517
		11,666,785
Capital Goods 0.1%
CNH Industrial N.V.	245,645	1,907,099
Leonardo-Finmeccanica S.p.A. *	92,749	1,129,353
Prysmian S.p.A.	46,111	1,146,670
		4,183,122
Consumer Durables & Apparel 0.1%
Luxottica Group S.p.A.	39,791	1,981,291
Diversified Financials 0.0%
EXOR S.p.A.	27,867	1,184,758
Energy 0.4%
Eni S.p.A.	605,659	8,789,479
Saipem S.p.A. *	1,497,124	615,635
Tenaris S.A.	107,788	1,524,526
		10,929,640
Insurance 0.2%
Assicurazioni Generali S.p.A.	271,443	3,506,322
Poste Italiane S.p.A (d)	124,707	830,138
UnipolSai S.p.A.	249,290	476,396
		4,812,856
Telecommunication Services 0.1%
Telecom Italia S.p.A. *	2,375,637	2,065,125
Transportation 0.1%
Atlantia S.p.A.	97,393	2,384,565
Utilities 0.4%
Enel S.p.A.	1,807,453	7,770,851
Snam S.p.A.	579,857	3,055,161
Terna - Rete Elettrica Nationale S.p.A.	363,475	1,779,181
		12,605,193
		54,964,785

57
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Japan 24.4%
Automobiles & Components 3.2%
Aisin Seiki Co., Ltd.	45,600	2,003,097
Bridgestone Corp.	154,957	5,783,560
Denso Corp.	116,200	5,056,441
Fuji Heavy Industries Ltd.	146,400	5,720,797
Honda Motor Co., Ltd.	387,339	11,589,804
Isuzu Motors Ltd.	145,300	1,797,238
Koito Manufacturing Co., Ltd.	26,000	1,365,049
Mazda Motor Corp.	129,500	2,147,598
Mitsubishi Motors Corp.	146,600	813,832
NGK Spark Plug Co., Ltd.	40,200	797,782
NHK Spring Co., Ltd.	37,000	350,218
Nissan Motor Co., Ltd.	589,996	6,001,724
NOK Corp.	20,800	468,743
Stanley Electric Co., Ltd.	33,100	911,394
Sumitomo Electric Industries Ltd.	178,900	2,642,974
Sumitomo Rubber Industries Ltd.	40,700	682,794
Suzuki Motor Corp.	86,300	3,077,139
The Yokohama Rubber Co., Ltd.	24,500	425,383
Toyoda Gosei Co., Ltd.	17,100	391,841
Toyota Industries Corp.	39,700	1,821,568
Toyota Motor Corp.	633,703	36,759,029
Yamaha Motor Co., Ltd.	63,000	1,399,546
		92,007,551
Banks 1.9%
Aozora Bank Ltd.	253,000	835,927
Concordia Financial Group Ltd.	277,000	1,284,366
Fukuoka Financial Group, Inc.	180,000	778,945
Japan Post Bank Co., Ltd.	88,600	1,044,147
Kyushu Financial Group, Inc.	75,000	498,708
Mebuki Financial Group, Inc.	226,580	806,342
Mitsubishi UFJ Financial Group, Inc.	3,029,009	15,629,106
Mizuho Financial Group, Inc.	5,663,234	9,535,482
Resona Holdings, Inc.	520,600	2,307,549
Seven Bank Ltd.	149,400	459,284
Shinsei Bank Ltd.	411,000	664,489
Sumitomo Mitsui Financial Group, Inc.	318,746	11,051,454
Sumitomo Mitsui Trust Holdings, Inc.	79,000	2,665,679
Suruga Bank Ltd.	44,300	1,081,491
The Bank of Kyoto Ltd.	77,000	564,664
The Chiba Bank Ltd.	169,000	1,045,229
The Chugoku Bank Ltd.	43,400	582,321
The Hachijuni Bank Ltd.	95,000	517,903
The Hiroshima Bank Ltd.	116,000	496,440
The Iyo Bank Ltd.	57,500	353,383
The Shizuoka Bank Ltd.	132,000	1,114,018
Yamaguchi Financial Group, Inc.	50,000	551,216
		53,868,143
Capital Goods 3.3%
Amada Holdings Co., Ltd.	86,000	979,634
Asahi Glass Co., Ltd.	246,000	1,720,476
Daikin Industries Ltd.	55,100	5,280,216
FANUC Corp.	46,200	8,458,639
Fuji Electric Co., Ltd.	140,000	699,101
Hino Motors Ltd.	61,600	671,452
Hitachi Construction Machinery Co., Ltd.	23,300	487,392
Hoshizaki Corp.	11,900	1,073,955
IHI Corp. *	356,000	936,535
ITOCHU Corp.	355,200	4,485,712
JGC Corp.	48,000	848,532
JTEKT Corp.	53,100	785,802
Kajima Corp.	215,000	1,449,861
Kawasaki Heavy Industries Ltd.	357,000	1,042,759
Security	Number of Shares	Value ($)
Keihan Holdings Co., Ltd.	115,000	776,434
Komatsu Ltd.	219,309	4,881,622
Kubota Corp.	251,000	4,045,706
Kurita Water Industries Ltd.	25,000	591,668
LIXIL Group Corp.	64,900	1,490,643
Mabuchi Motor Co., Ltd.	11,300	656,876
Makita Corp.	26,500	1,832,218
Marubeni Corp.	393,000	2,065,127
Minebea Co., Ltd.	89,000	908,199
Mitsubishi Corp.	358,600	7,804,914
Mitsubishi Electric Corp.	453,000	6,128,715
Mitsubishi Heavy Industries Ltd.	760,000	3,251,178
Mitsui & Co., Ltd.	398,700	5,523,996
Nabtesco Corp.	28,000	836,264
NGK Insulators Ltd.	63,000	1,156,346
Nidec Corp.	56,600	5,476,620
NSK Ltd.	102,400	1,138,331
Obayashi Corp.	157,000	1,512,414
Seibu Holdings, Inc.	40,700	704,194
Shimizu Corp.	124,000	1,102,069
SMC Corp.	13,300	3,855,339
Sumitomo Corp.	282,000	3,242,043
Sumitomo Heavy Industries Ltd.	123,000	647,535
Taisei Corp.	255,000	1,911,237
THK Co., Ltd.	33,300	703,089
Toshiba Corp. *	938,178	3,396,976
TOTO Ltd.	32,500	1,298,396
Toyota Tsusho Corp.	49,200	1,161,537
		97,019,752
Commercial & Professional Supplies 0.4%
Dai Nippon Printing Co., Ltd.	132,000	1,323,998
Park24 Co., Ltd.	25,000	772,468
Recruit Holdings Co., Ltd.	87,000	3,494,748
Secom Co., Ltd.	49,500	3,570,888
Sohgo Security Services Co., Ltd.	17,100	778,791
Toppan Printing Co., Ltd.	128,000	1,203,714
		11,144,607
Consumer Durables & Apparel 1.1%
Asics Corp.	36,800	785,286
Bandai Namco Holdings, Inc.	47,500	1,422,910
Casio Computer Co., Ltd.	48,900	681,107
Iida Group Holdings Co., Ltd.	37,800	730,655
Nikon Corp.	81,700	1,234,725
Panasonic Corp.	527,912	5,445,866
Rinnai Corp.	8,500	816,563
Sankyo Co., Ltd.	10,600	373,427
Sega Sammy Holdings, Inc.	40,300	595,064
Sekisui Chemical Co., Ltd.	97,000	1,527,622
Sekisui House Ltd.	147,000	2,428,987
Sharp Corp. *(a)	355,000	615,955
Shimano, Inc.	17,600	3,009,242
Sony Corp.	299,600	9,442,866
Yamaha Corp.	40,300	1,439,896
		30,550,171
Consumer Services 0.1%
Benesse Holdings, Inc.	14,200	372,071
McDonald's Holdings Co., Ltd.	15,000	431,591
Oriental Land Co., Ltd.	51,600	3,014,110
		3,817,772
Diversified Financials 0.6%
Acom Co., Ltd. *	88,800	408,617
AEON Financial Service Co., Ltd.	24,800	436,586
Credit Saison Co., Ltd.	34,000	587,761
Daiwa Securities Group, Inc.	404,000	2,411,956
Japan Exchange Group, Inc.	120,600	1,790,645

58
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Mitsubishi UFJ Lease & Finance Co., Ltd.	123,600	598,370
Nomura Holdings, Inc.	852,500	4,270,117
ORIX Corp.	318,400	5,045,491
SBI Holdings, Inc.	48,290	573,650
		16,123,193
Energy 0.2%
Idemitsu Kosan Co., Ltd.	20,100	461,896
Inpex Corp.	224,700	2,096,173
JX Holdings, Inc.	491,600	1,942,391
Showa Shell Sekiyu K.K.	49,300	459,342
TonenGeneral Sekiyu K.K.	68,000	669,564
		5,629,366
Food & Staples Retailing 0.5%
Aeon Co., Ltd.	161,200	2,227,726
FamilyMart UNY Holdings Co., Ltd.	19,000	1,191,690
Lawson, Inc.	14,900	1,132,176
Seven & i Holdings Co., Ltd.	178,603	7,454,766
Sundrug Co., Ltd.	8,600	676,492
Tsuruha Holdings, Inc.	8,500	980,755
		13,663,605
Food, Beverage & Tobacco 1.0%
Ajinomoto Co., Inc.	130,700	2,906,432
Asahi Group Holdings Ltd.	93,700	3,342,368
Calbee, Inc.	16,700	605,903
Japan Tobacco, Inc.	260,400	9,900,440
Kikkoman Corp.	35,000	1,113,470
Kirin Holdings Co., Ltd.	194,300	3,340,339
MEIJI Holdings Co., Ltd.	27,000	2,692,985
NH Foods Ltd.	39,000	934,581
Nisshin Seifun Group, Inc.	49,400	727,674
Nissin Foods Holdings Co., Ltd.	15,200	879,760
Suntory Beverage & Food Ltd.	34,000	1,486,628
Toyo Suisan Kaisha Ltd.	22,800	923,714
Yakult Honsha Co., Ltd.	19,800	923,142
Yamazaki Baking Co., Ltd.	32,000	717,503
		30,494,939
Health Care Equipment & Services 0.6%
Alfresa Holdings Corp.	43,000	908,761
CYBERDYNE, Inc. *(a)	23,300	349,649
Hoya Corp.	94,407	3,939,036
M3, Inc.	44,200	1,345,053
Medipal Holdings Corp.	43,300	739,833
Miraca Holdings, Inc.	11,800	569,659
Olympus Corp.	67,100	2,391,812
Suzuken Co., Ltd.	19,500	626,312
Sysmex Corp.	37,000	2,564,176
Terumo Corp.	80,300	3,105,343
		16,539,634
Household & Personal Products 0.4%
Kao Corp.	120,219	6,186,050
Kose Corp.	8,000	729,850
Pola Orbis Holdings, Inc.	5,300	441,009
Shiseido Co., Ltd.	90,100	2,324,043
Unicharm Corp.	93,800	2,230,489
		11,911,441
Insurance 0.7%
Dai-ichi Life Holdings, Inc.	255,000	3,738,547
Japan Post Holdings Co., Ltd.	105,000	1,336,565
MS&AD Insurance Group Holdings, Inc.	119,962	3,561,289
Sompo Holdings, Inc.	80,200	2,595,015
Sony Financial Holdings, Inc.	40,600	570,205
Security	Number of Shares	Value ($)
T&D Holdings, Inc.	138,100	1,670,022
Tokio Marine Holdings, Inc.	162,899	6,425,283
		19,896,926
Materials 1.4%
Air Water, Inc.	34,000	636,141
Asahi Kasei Corp.	292,000	2,632,388
Daicel Corp.	72,300	950,686
Hitachi Chemical Co., Ltd.	22,600	528,317
Hitachi Metals Ltd.	44,700	558,721
JFE Holdings, Inc.	124,700	1,787,271
JSR Corp.	40,300	612,417
Kaneka Corp.	72,000	595,705
Kansai Paint Co., Ltd.	48,500	1,042,269
Kobe Steel Ltd. *	68,700	566,933
Kuraray Co., Ltd.	88,000	1,334,125
Maruichi Steel Tube Ltd.	13,300	428,809
Mitsubishi Chemical Holdings Corp.	322,400	2,116,854
Mitsubishi Gas Chemical Co., Inc.	42,500	654,105
Mitsubishi Materials Corp.	27,200	779,306
Mitsui Chemicals, Inc.	220,000	1,083,424
Nippon Paint Holdings Co., Ltd.	36,100	1,227,471
Nippon Steel & Sumitomo Metal Corp.	190,241	3,769,218
Nitto Denko Corp.	40,000	2,786,733
Oji Holdings Corp.	207,000	875,236
Shin-Etsu Chemical Co., Ltd.	92,560	7,018,023
Sumitomo Chemical Co., Ltd.	380,000	1,797,163
Sumitomo Metal Mining Co., Ltd.	119,000	1,546,387
Taiheiyo Cement Corp.	281,000	804,757
Taiyo Nippon Sanso Corp.	27,900	293,266
Teijin Ltd.	48,200	931,292
Toray Industries, Inc.	351,000	3,266,731
Toyo Seikan Group Holdings Ltd.	40,600	748,872
		41,372,620
Media 0.1%
Dentsu, Inc.	50,600	2,522,370
Hakuhodo DY Holdings, Inc.	53,300	640,600
Toho Co., Ltd.	29,100	873,069
		4,036,039
Pharmaceuticals, Biotechnology & Life Sciences 1.4%
Astellas Pharma, Inc.	504,050	7,481,036
Chugai Pharmaceutical Co., Ltd.	53,200	1,812,944
Daiichi Sankyo Co., Ltd.	142,200	3,416,956
Eisai Co., Ltd.	60,900	3,881,017
Hisamitsu Pharmaceutical Co., Inc.	14,600	778,794
Kyowa Hakko Kirin Co., Ltd.	62,300	950,580
Mitsubishi Tanabe Pharma Corp.	51,200	996,581
Ono Pharmaceutical Co., Ltd.	99,500	2,522,690
Otsuka Holdings Co., Ltd.	91,100	3,987,071
Santen Pharmaceutical Co., Ltd.	90,800	1,324,078
Shionogi & Co., Ltd.	71,700	3,531,080
Sumitomo Dainippon Pharma Co., Ltd.	41,500	718,765
Taisho Pharmaceutical Holdings Co., Ltd.	8,600	838,924
Takeda Pharmaceutical Co., Ltd.	168,500	7,536,152
		39,776,668
Real Estate 1.1%
Aeon Mall Co., Ltd.	27,400	406,911
Daito Trust Construction Co., Ltd.	17,100	2,865,596
Daiwa House Industry Co., Ltd.	133,800	3,672,349
Daiwa House REIT Investment Corp.	300	813,353
Hulic Co., Ltd.	66,400	632,240
Japan Prime Realty Investment Corp.	196	846,445
Japan Real Estate Investment Corp.	310	1,795,160

59
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Japan Retail Fund Investment Corp.	624	1,419,597
Mitsubishi Estate Co., Ltd.	298,502	5,932,674
Mitsui Fudosan Co., Ltd.	211,777	4,822,987
Nippon Building Fund, Inc.	343	2,038,188
Nippon Prologis REIT, Inc.	396	896,212
Nomura Real Estate Holdings, Inc.	31,300	528,552
Nomura Real Estate Master Fund, Inc.	957	1,553,406
NTT Urban Development Corp.	22,700	208,685
Sumitomo Realty & Development Co., Ltd.	86,000	2,260,580
Tokyo Tatemono Co., Ltd.	48,500	616,089
Tokyu Fudosan Holdings Corp.	132,900	749,073
United Urban Investment Corp.	678	1,146,511
		33,204,608
Retailing 0.6%
ABC-Mart, Inc.	8,180	497,728
Don Quijote Holdings Co., Ltd.	28,100	1,068,070
Fast Retailing Co., Ltd.	12,700	4,278,584
Hikari Tsushin, Inc.	5,100	468,157
Isetan Mitsukoshi Holdings Ltd.	73,000	737,773
J. Front Retailing Co., Ltd.	59,500	819,097
Marui Group Co., Ltd.	52,300	733,694
Nitori Holdings Co., Ltd.	19,200	2,293,474
Rakuten, Inc.	220,820	2,545,756
Ryohin Keikaku Co., Ltd.	5,800	1,238,895
Shimamura Co., Ltd.	5,400	691,278
Start Today Co., Ltd.	41,400	725,491
Takashimaya Co., Ltd.	81,000	660,635
USS Co., Ltd.	51,600	872,679
Yamada Denki Co., Ltd.	142,700	737,614
		18,368,925
Semiconductors & Semiconductor Equipment 0.2%
Rohm Co., Ltd.	21,500	1,130,139
Tokyo Electron Ltd.	37,300	3,364,644
		4,494,783
Software & Services 0.6%
Fujitsu Ltd.	433,000	2,568,177
GungHo Online Entertainment, Inc. (a)	80,100	202,658
Kakaku.com, Inc.	38,400	645,141
Konami Holdings Corp.	24,600	971,513
Mixi, Inc.	10,100	371,055
Nexon Co., Ltd.	41,200	701,347
Nintendo Co., Ltd.	26,939	6,493,921
Nomura Research Institute Ltd.	29,400	1,019,722
NTT Data Corp.	31,100	1,604,922
Obic Co., Ltd.	15,400	800,006
Oracle Corp., Japan	9,600	522,459
Otsuka Corp.	13,300	632,789
Trend Micro, Inc.	24,700	869,793
Yahoo Japan Corp.	353,000	1,354,105
		18,757,608
Technology Hardware & Equipment 1.8%
Alps Electric Co., Ltd.	41,900	1,005,084
Brother Industries Ltd.	54,100	992,695
Canon, Inc.	254,295	7,305,390
FUJIFILM Holdings Corp.	104,311	3,944,093
Hamamatsu Photonics K.K.	33,000	998,532
Hirose Electric Co., Ltd.	7,085	934,900
Hitachi High-Technologies Corp.	15,900	663,126
Hitachi Ltd.	1,155,079	6,157,602
Keyence Corp.	10,700	7,844,078
Konica Minolta, Inc.	106,500	953,924
Kyocera Corp.	76,600	3,721,914
Security	Number of Shares	Value ($)
Murata Manufacturing Co., Ltd.	45,474	6,350,054
NEC Corp.	605,000	1,617,782
Nippon Electric Glass Co., Ltd.	88,000	478,718
Omron Corp.	46,400	1,780,869
Ricoh Co., Ltd.	155,600	1,268,175
Seiko Epson Corp.	70,400	1,426,855
Shimadzu Corp.	58,000	843,938
TDK Corp.	29,400	2,029,937
Yaskawa Electric Corp.	53,900	859,915
Yokogawa Electric Corp.	51,000	716,395
		51,893,976
Telecommunication Services 1.5%
KDDI Corp.	433,100	13,163,275
Nippon Telegraph & Telephone Corp.	163,156	7,233,820
NTT DOCOMO, Inc.	338,000	8,488,526
SoftBank Group Corp.	227,000	14,296,705
		43,182,326
Transportation 1.2%
ANA Holdings, Inc.	293,000	822,971
Central Japan Railway Co.	34,300	5,832,582
East Japan Railway Co.	79,560	7,003,543
Hankyu Hanshin Holdings, Inc.	54,600	1,807,705
Japan Airlines Co., Ltd.	27,200	802,721
Japan Airport Terminal Co., Ltd. (a)	9,200	353,168
Kamigumi Co., Ltd.	51,000	435,464
Keikyu Corp.	111,000	1,119,866
Keio Corp.	132,000	1,092,524
Keisei Electric Railway Co., Ltd.	31,500	759,464
Kintetsu Group Holdings Co., Ltd.	440,000	1,776,070
Mitsubishi Logistics Corp.	25,000	338,411
Mitsui O.S.K. Lines Ltd.	273,000	682,685
Nagoya Railroad Co., Ltd.	227,000	1,197,836
Nippon Express Co., Ltd.	185,000	913,797
Nippon Yusen K.K.	383,000	783,813
Odakyu Electric Railway Co., Ltd.	69,500	1,418,060
Tobu Railway Co., Ltd.	221,000	1,085,008
Tokyu Corp.	250,000	1,871,611
West Japan Railway Co.	38,400	2,364,550
Yamato Holdings Co., Ltd.	83,400	1,900,109
		34,361,958
Utilities 0.5%
Chubu Electric Power Co., Inc.	151,800	2,234,701
Electric Power Development Co., Ltd.	33,800	787,098
Hokuriku Electric Power Co.	40,300	457,748
Kyushu Electric Power Co., Inc.	104,200	946,820
Osaka Gas Co., Ltd.	443,000	1,842,527
Shikoku Electric Power Co., Inc.	42,400	398,711
The Chugoku Electric Power Co., Inc.	70,100	820,269
The Kansai Electric Power Co., Inc. *	163,400	1,562,148
Toho Gas Co., Ltd.	89,000	825,328
Tohoku Electric Power Co., Inc.	111,800	1,369,758
Tokyo Electric Power Co. Holdings, Inc. *	343,990	1,332,817
Tokyo Gas Co., Ltd.	481,201	2,183,434
		14,761,359
		706,877,970

Netherlands 3.3%
Banks 0.5%
ABN AMRO Group N.V. CVA (d)	55,335	1,277,113
ING Groep N.V.	916,628	12,032,586
		13,309,699

60
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Capital Goods 0.3%
AerCap Holdings N.V. *	40,677	1,672,232
Boskalis Westminster N.V.	21,558	695,279
Koninklijke Philips N.V.	220,589	6,646,824
		9,014,335
Commercial & Professional Supplies 0.3%
Randstad Holding N.V.	26,986	1,387,966
RELX N.V.	238,840	4,027,448
Wolters Kluwer N.V.	73,207	2,830,934
		8,246,348
Energy 0.0%
Koninklijke Vopak N.V.	16,676	841,680
Food & Staples Retailing 0.2%
Koninklijke Ahold Delhaize N.V.	305,221	6,962,823
Food, Beverage & Tobacco 0.3%
Coca-Cola European Partners plc	47,000	1,808,807
Heineken Holding N.V.	24,444	1,880,765
Heineken N.V.	55,259	4,551,584
		8,241,156
Household & Personal Products 0.6%
Unilever N.V. CVA	385,786	16,135,876
Insurance 0.1%
Aegon N.V.	434,813	1,880,976
NN Group N.V.	76,122	2,292,995
		4,173,971
Materials 0.2%
Akzo Nobel N.V.	58,503	3,779,940
Koninklijke DSM N.V.	43,663	2,806,418
OCI N.V. *(a)	21,770	302,177
		6,888,535
Media 0.1%
Altice N.V., Class A *	91,755	1,692,332
Altice N.V., Class B *	24,908	463,699
		2,156,031
Semiconductors & Semiconductor Equipment 0.6%
ASML Holding N.V.	87,431	9,249,668
NXP Semiconductors N.V. *	69,916	6,991,600
		16,241,268
Software & Services 0.0%
Gemalto N.V.	19,973	1,085,166
Telecommunication Services 0.1%
Koninklijke KPN N.V.	786,744	2,565,375
		95,862,263

New Zealand 0.2%
Health Care Equipment & Services 0.0%
Ryman Healthcare Ltd.	97,507	618,863
Materials 0.1%
Fletcher Building Ltd.	171,142	1,267,831
Telecommunication Services 0.0%
Spark New Zealand Ltd.	420,111	1,098,752
Transportation 0.0%
Auckland International Airport Ltd.	241,551	1,137,600
Utilities 0.1%
Contact Energy Ltd.	165,447	562,567
Mercury NZ Ltd.	131,151	286,307
Meridian Energy Ltd.	316,280	581,306
		1,430,180
		5,553,226

Security	Number of Shares	Value ($)
Norway 0.6%
Banks 0.1%
DNB A.S.A.	230,626	3,334,085
Energy 0.2%
Statoil A.S.A.	267,877	4,373,361
Food, Beverage & Tobacco 0.1%
Marine Harvest A.S.A. *	89,225	1,619,101
Orkla A.S.A.	198,846	1,877,588
		3,496,689
Insurance 0.0%
Gjensidige Forsikring A.S.A.	40,763	730,353
Materials 0.1%
Norsk Hydro A.S.A.	331,184	1,480,637
Yara International A.S.A.	40,976	1,447,447
		2,928,084
Media 0.0%
Schibsted A.S.A., B Shares	20,539	462,746
Schibsted A.S.A., Class A	17,000	407,448
		870,194
Telecommunication Services 0.1%
Telenor A.S.A.	180,244	2,866,752
		18,599,518

Portugal 0.1%
Banks 0.0%
Banco Espirito Santo S.A. - Reg'd *(b)(f)	470,491	—
Energy 0.0%
Galp Energia, SGPS, S.A.	104,351	1,414,819
Food & Staples Retailing 0.0%
Jeronimo Martins, SGPS, S.A.	59,857	1,028,530
Utilities 0.1%
EDP - Energias de Portugal S.A.	562,711	1,859,906
		4,303,255

Singapore 1.2%
Banks 0.5%
DBS Group Holdings Ltd.	415,346	4,476,892
Oversea-Chinese Banking Corp., Ltd.	728,371	4,437,335
United Overseas Bank Ltd.	307,533	4,148,811
		13,063,038
Capital Goods 0.1%
Keppel Corp., Ltd.	353,600	1,337,190
Noble Group Ltd. *(a)	2,187,800	260,133
Sembcorp Industries Ltd.	260,600	471,898
Sembcorp Marine Ltd. (a)	152,000	140,940
Singapore Technologies Engineering Ltd.	375,200	843,512
Yangzijiang Shipbuilding Holdings Ltd.	431,000	230,418
		3,284,091
Consumer Services 0.0%
Genting Singapore plc	1,564,900	837,404
Diversified Financials 0.0%
Singapore Exchange Ltd.	186,900	952,253
Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	1,652,500	456,304
Wilmar International Ltd.	456,200	1,083,072
		1,539,376

61
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Media 0.0%
Singapore Press Holdings Ltd.	367,400	981,836
Real Estate 0.2%
Ascendas Real Estate Investment Trust	541,900	923,477
CapitaLand Commercial Trust	452,900	512,512
CapitaLand Ltd.	562,500	1,247,577
CapitaLand Mall Trust	644,100	959,800
City Developments Ltd.	87,300	531,546
Global Logistic Properties Ltd.	606,000	771,106
Suntec Real Estate Investment Trust	570,100	688,568
UOL Group Ltd.	128,200	521,413
		6,155,999
Retailing 0.0%
Jardine Cycle & Carriage Ltd.	22,000	666,207
Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,875,737	5,227,541
StarHub Ltd.	129,000	313,137
		5,540,678
Transportation 0.1%
ComfortDelGro Corp., Ltd.	537,600	980,161
Hutchison Port Holdings Trust, Class U	1,165,600	517,771
Singapore Airlines Ltd.	128,400	934,360
		2,432,292
		35,453,174

Spain 3.2%
Banks 1.2%
Banco Bilbao Vizcaya Argentaria S.A.	1,553,324	11,181,894
Banco De Sabadell S.A.	1,207,465	1,612,241
Banco Popular Espanol S.A.	835,149	913,763
Banco Santander S.A.	3,427,155	16,793,148
Bankia S.A.	1,163,780	1,022,444
Bankinter S.A.	167,699	1,281,785
CaixaBank S.A.	789,114	2,381,063
		35,186,338
Capital Goods 0.1%
ACS Actividades de Construccion y Servicios S.A.	43,649	1,335,165
Ferrovial S.A.	117,317	2,279,217
Zardoya Otis S.A.	44,981	378,835
		3,993,217
Energy 0.1%
Repsol S.A.	264,013	3,686,279
Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	135,669	724,621
Insurance 0.0%
Mapfre S.A.	244,029	723,894
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Grifols S.A.	69,528	1,371,946
Retailing 0.3%
Industria de Diseno Textil S.A.	256,518	8,950,533
Software & Services 0.2%
Amadeus IT Group S.A.	104,202	4,904,144
Telecommunication Services 0.4%
Telefonica S.A.	1,064,002	10,810,902
Security	Number of Shares	Value ($)
Transportation 0.2%
Abertis Infraestructuras S.A.	152,276	2,257,127
Aena S.A. (d)	15,870	2,325,520
International Consolidated Airlines Group S.A.	193,828	1,027,112
		5,609,759
Utilities 0.6%
Enagas S.A.	53,218	1,525,491
Endesa S.A.	76,694	1,627,878
Gas Natural SDG S.A.	82,954	1,632,892
Iberdrola S.A.	1,287,082	8,759,170
Red Electrica Corp. S.A.	104,948	2,186,326
		15,731,757
		91,693,390

Sweden 2.7%
Banks 0.7%
Nordea Bank AB	717,282	7,538,006
Skandinaviska Enskilda Banken AB, A Shares	359,184	3,622,870
Svenska Handelsbanken AB, A Shares	362,809	4,946,220
Swedbank AB, A Shares	210,066	4,915,380
		21,022,476
Capital Goods 0.8%
Alfa Laval AB	71,707	1,028,757
Assa Abloy AB, Class B	239,253	4,348,050
Atlas Copco AB, A Shares	159,588	4,675,141
Atlas Copco AB, B Shares	94,007	2,455,518
Sandvik AB	260,070	2,954,761
Skanska AB, B Shares	81,302	1,765,600
SKF AB, B Shares	94,053	1,593,065
Volvo AB, B Shares	364,022	3,904,461
		22,725,353
Commercial & Professional Supplies 0.1%
Securitas AB, B Shares	73,924	1,140,934
Consumer Durables & Apparel 0.1%
Electrolux AB, B Shares	56,468	1,336,504
Husqvarna AB, B Shares	94,980	714,076
		2,050,580
Diversified Financials 0.2%
Industrivarden AB, C Shares	41,251	735,728
Investor AB, B Shares	108,254	3,844,354
Kinnevik AB, Class B	55,465	1,402,232
		5,982,314
Energy 0.0%
Lundin Petroleum AB *	42,073	756,274
Food & Staples Retailing 0.0%
ICA Gruppen AB	19,005	590,004
Food, Beverage & Tobacco 0.1%
Swedish Match AB	45,711	1,590,748
Health Care Equipment & Services 0.0%
Getinge AB, B Shares	47,027	770,090
Household & Personal Products 0.1%
Svenska Cellulosa AB, S.C.A., B Shares	142,287	4,029,967
Materials 0.1%
Boliden AB	68,957	1,598,177
Retailing 0.2%
Hennes & Mauritz AB, B Shares	224,358	6,309,542

62
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Technology Hardware & Equipment 0.2%
Hexagon AB, B Shares	62,898	2,200,931
Telefonaktiebolaget LM Ericsson, B Shares	730,787	3,544,945
		5,745,876
Telecommunication Services 0.1%
Millicom International Cellular S.A. SDR	14,921	655,580
Tele2 AB, B Shares	74,695	616,796
Telia Co. AB	612,061	2,445,093
		3,717,469
		78,029,804

Switzerland 8.6%
Capital Goods 0.6%
ABB Ltd. - Reg'd *	467,833	9,651,590
Geberit AG - Reg'd	8,940	3,779,560
Schindler Holding AG	10,943	2,032,956
Schindler Holding AG - Reg'd	4,537	839,834
		16,303,940
Commercial & Professional Supplies 0.2%
Adecco Group AG	38,240	2,270,689
SGS S.A. - Reg'd	1,318	2,667,754
		4,938,443
Consumer Durables & Apparel 0.4%
Cie Financiere Richemont S.A. - Reg'd	122,609	7,882,517
The Swatch Group AG - Bearer Shares (a)	7,227	2,173,570
The Swatch Group AG - Reg'd	11,639	670,965
		10,727,052
Diversified Financials 0.8%
Credit Suisse Group AG - Reg'd *	437,829	6,108,929
Julius Baer Group Ltd. *	53,043	2,147,264
Pargesa Holding S.A.	8,318	558,367
Partners Group Holding AG	4,156	2,103,934
UBS Group AG - Reg’d	867,013	12,257,534
		23,176,028
Food, Beverage & Tobacco 2.0%
Aryzta AG *	22,198	975,412
Barry Callebaut AG - Reg'd *	534	665,002
Chocoladefabriken Lindt & Spruengli AG	238	1,235,883
Chocoladefabriken Lindt & Spruengli AG - Reg'd	23	1,427,113
Nestle S.A. - Reg'd	756,637	54,866,676
		59,170,086
Health Care Equipment & Services 0.1%
Sonova Holding AG - Reg'd	12,877	1,726,970
Insurance 0.7%
Baloise Holding AG - Reg'd	11,516	1,416,808
Swiss Life Holding AG - Reg'd *	7,680	2,032,378
Swiss Re AG	79,249	7,355,235
Zurich Insurance Group AG *	35,657	9,333,452
		20,137,873
Materials 0.8%
EMS-Chemie Holding AG - Reg'd	2,075	1,041,536
Givaudan S.A. - Reg'd	2,189	4,233,674
LafargeHolcim Ltd. - Reg'd	106,978	5,706,283
Sika AG	519	2,494,551
Syngenta AG - Reg'd	22,008	8,806,850
		22,282,894
Security	Number of Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 2.8%
Actelion Ltd. - Reg'd *	24,590	3,553,152
Galenica AG - Reg'd	909	911,378
Lonza Group AG - Reg'd *	12,926	2,439,158
Novartis AG - Reg'd	529,525	37,579,109
Roche Holding AG	166,552	38,253,921
		82,736,718
Real Estate 0.0%
Swiss Prime Site AG - Reg'd *	16,700	1,385,083
Retailing 0.0%
Dufry AG - Reg'd *	10,808	1,314,875
Telecommunication Services 0.1%
Swisscom AG - Reg'd	6,157	2,814,506
Transportation 0.1%
Kuehne & Nagel International AG - Reg'd	13,052	1,769,095
		248,483,563

United Kingdom 17.6%
Automobiles & Components 0.1%
GKN plc	403,858	1,574,974
Banks 2.2%
Barclays plc	4,020,613	9,314,984
HSBC Holdings plc	4,699,826	35,395,032
Lloyds Banking Group plc	15,258,440	10,655,320
Royal Bank of Scotland Group plc *	862,342	1,992,794
Standard Chartered plc *	778,604	6,770,671
		64,128,801
Capital Goods 0.8%
Ashtead Group plc	123,822	1,929,335
BAE Systems plc	754,574	4,999,622
Bunzl plc	79,336	2,129,959
Cobham plc	399,549	697,112
DCC plc	21,014	1,709,688
IMI plc	60,653	736,721
Meggitt plc	179,669	955,831
Rolls-Royce Holdings plc *(b)(f)	19,748,674	24,172
Rolls-Royce Holdings plc *	429,319	3,810,900
Smiths Group plc	91,636	1,587,885
The Weir Group plc	48,776	1,013,213
Travis Perkins plc	59,574	969,236
Wolseley plc	61,057	3,166,994
		23,730,668
Commercial & Professional Supplies 0.5%
Aggreko plc	63,157	617,520
Babcock International Group plc	58,617	708,553
Capita plc	158,039	1,131,228
Experian plc	225,430	4,333,787
G4S plc	381,811	1,025,590
Intertek Group plc	37,163	1,550,518
RELX plc	257,281	4,592,502
		13,959,698
Consumer Durables & Apparel 0.2%
Barratt Developments plc	232,875	1,291,393
Burberry Group plc	109,653	1,977,600
Persimmon plc	72,100	1,492,458
Taylor Wimpey plc	803,910	1,392,164
The Berkeley Group Holdings plc	31,587	911,013
		7,064,628
Consumer Services 0.5%
Carnival plc	45,653	2,201,976
Compass Group plc	384,522	6,957,647
InterContinental Hotels Group plc	44,165	1,712,217

63
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Merlin Entertainments plc (d)	175,038	986,481
TUI AG	116,827	1,480,867
Whitbread plc	43,597	1,925,908
William Hill plc	221,805	802,371
		16,067,467
Diversified Financials 0.4%
3i Group plc	228,206	1,870,651
Aberdeen Asset Management plc	237,683	929,728
Hargreaves Lansdown plc	64,972	921,086
ICAP plc	133,167	789,608
Investec plc	154,548	959,154
London Stock Exchange Group plc	75,135	2,580,775
Provident Financial plc	34,271	1,235,482
Schroders plc	31,199	1,073,863
		10,360,347
Energy 2.6%
BP plc	4,423,880	26,152,670
Petrofac Ltd.	60,315	594,014
Royal Dutch Shell plc, A Shares	1,009,722	25,149,186
Royal Dutch Shell plc, B Shares	893,242	23,038,947
		74,934,817
Food & Staples Retailing 0.3%
J. Sainsbury plc	391,405	1,200,064
Tesco plc *	1,936,494	4,987,800
WM Morrison Supermarkets plc	511,940	1,417,185
		7,605,049
Food, Beverage & Tobacco 2.0%
Associated British Foods plc	86,124	2,590,526
British American Tobacco plc	442,118	25,339,080
Coca-Cola HBC AG CDI *	39,626	855,125
Diageo plc	598,553	15,931,409
Imperial Brands plc	227,021	10,981,419
Tate & Lyle plc	105,915	1,010,107
		56,707,666
Health Care Equipment & Services 0.1%
Mediclinic International plc	84,173	933,326
Smith & Nephew plc	218,512	3,158,887
		4,092,213
Household & Personal Products 0.9%
Reckitt Benckiser Group plc	151,028	13,511,041
Unilever plc	304,589	12,716,347
		26,227,388
Insurance 1.0%
Admiral Group plc	52,234	1,223,800
Aviva plc	960,541	5,204,955
Direct Line Insurance Group plc	329,168	1,392,569
Legal & General Group plc	1,421,810	3,637,350
Old Mutual plc	1,148,660	2,825,632
Prudential plc	608,272	9,926,311
RSA Insurance Group plc	249,340	1,683,456
St. James's Place plc	125,254	1,446,535
Standard Life plc	473,321	1,953,237
		29,293,845
Materials 1.4%
Anglo American plc *	326,561	4,532,407
Antofagasta plc	88,778	590,468
BHP Billiton plc	496,517	7,466,158
Croda International plc	32,210	1,377,454
Fresnillo plc	54,397	1,094,423
Glencore plc *	2,916,026	8,926,264
Johnson Matthey plc	44,913	1,872,118
Mondi plc	86,402	1,686,181
Security	Number of Shares	Value ($)
Randgold Resources Ltd.	21,736	1,930,300
Rio Tinto plc	292,782	10,181,585
		39,657,358
Media 0.4%
ITV plc	852,113	1,776,441
Pearson plc	191,968	1,775,967
Sky plc	247,935	2,478,667
WPP plc	308,129	6,690,420
		12,721,495
Pharmaceuticals, Biotechnology & Life Sciences 1.8%
AstraZeneca plc	300,370	16,819,242
GlaxoSmithKline plc	1,154,817	22,812,633
Hikma Pharmaceuticals plc	33,976	728,728
Shire plc	211,882	11,963,429
		52,324,032
Real Estate 0.2%
Hammerson plc	185,934	1,250,875
Intu Properties plc	214,014	721,276
Land Securities Group plc	185,117	2,260,390
Segro plc	196,792	1,054,030
The British Land Co., plc	231,969	1,660,757
		6,947,328
Retailing 0.2%
Dixons Carphone plc	239,157	919,459
Kingfisher plc	547,200	2,417,211
Marks & Spencer Group plc	395,363	1,645,021
Next plc	32,729	1,925,572
		6,907,263
Software & Services 0.2%
Auto Trader Group plc (d)	231,645	1,061,275
The Sage Group plc	257,798	2,274,542
Worldpay Group plc (d)	426,707	1,482,991
		4,818,808
Telecommunication Services 0.9%
BT Group plc	2,010,713	9,229,249
Inmarsat plc	104,142	893,336
Vodafone Group plc	6,301,334	17,305,509
		27,428,094
Transportation 0.1%
easyJet plc	37,117	425,641
Royal Mail plc	210,337	1,261,915
		1,687,556
Utilities 0.8%
Centrica plc	1,288,839	3,375,798
National Grid plc	887,446	11,543,699
Severn Trent plc	57,848	1,646,712
SSE plc	237,131	4,610,548
United Utilities Group plc	167,568	1,926,172
		23,102,929
		511,342,424
Total Common Stock
(Cost $2,555,902,633)		2,840,451,179

Preferred Stock 0.6% of net assets

Germany 0.5%
Automobiles & Components 0.3%
Bayerische Motoren Werke AG	12,237	929,102
Porsche Automobil Holding SE	35,717	1,930,089

64
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Schaeffler AG	39,555	599,636
Volkswagen AG	44,875	6,187,164
		9,645,991
Household & Personal Products 0.2%
Henkel AG & Co. KGaA	42,318	5,439,161
Materials 0.0%
Fuchs Petrolub SE	16,120	721,514
		15,806,666

Italy 0.1%
Banks 0.0%
Intesa Sanpaolo S.p.A. - RSP	209,571	453,732
Telecommunication Services 0.1%
Telecom Italia S.p.A. - RSP *	1,475,907	1,047,670
		1,501,402
Total Preferred Stock
(Cost $17,481,434)		17,308,068

Rights 0.0% of net assets

Italy 0.0%
Diversified Financials 0.0%
EXOR S.p.A. *(b)(f)	27,867	—

Spain 0.0%
Capital Goods 0.0%
Ferrovial S.A. expires 02/24/17*	117,317	50,226

Sweden 0.0%
Telecommunication Services 0.0%
Tele2 AB expires 01/26/17*(b)(f)	74,695	22,380
Total Rights
(Cost $52,470)		72,606

Other Investment Company 0.2% of net assets

United States 0.2%
Securities Lending Collateral 0.2%
Wells Fargo Government Money Market Fund,Select Class 0.32% (c)	3,953,494	3,953,494
Total Other Investment Company
(Cost $3,953,494)		3,953,494
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.9% of net assets

Time Deposits 0.9%
Australia & New Zealand Banking Group Ltd.
New Zealand Dollar
0.75%, 11/01/16 (e)	179,989	128,710
BNP Paribas
Hong Kong Dollar
0.01%, 11/01/16 (e)	1,652,539	213,078
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Brown Brothers Harriman
Danish Krone
(0.50%), 11/01/16 (e)	449,984	66,411
Swiss Franc
(1.45%), 11/01/16 (e)	32,642	32,987
DNB
Australian Dollar
0.48%, 11/01/16 (e)	540,904	411,465
Euro
(0.57%), 11/01/16 (e)	254,449	279,322
ING Bank
Singapore Dollar
0.01%, 11/01/16 (e)	294,811	211,903
Nordea Bank
Norwegian Krone
0.09%, 11/01/16 (e)	227,664	27,554
Skandinaviska Enskilda Banken
Swedish Krona
(1.05%), 11/01/16 (e)	1,391,149	154,022
Sumitomo Mitsui Banking Corp.
Great British Pound
0.05%, 11/01/16 (e)	556,867	681,606
Japanese Yen
(0.42%), 11/01/16 (e)	20,367,746	194,219
U.S. Dollar
0.15%, 11/01/16 (e)	24,352,712	24,352,712
Total Short-Term Investments
(Cost $26,753,989)		26,753,989

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $2,643,417,014 and the unrealized appreciation and depreciation were $530,418,159 and ($285,295,837), respectively, with a net unrealized appreciation of $245,122,322.
At 10/31/16, the values of certain foreign securities held by the fund aggregating $2,812,076,718 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information).
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $3,735,911.
(b)	Illiquid security. At the period end, the value of these amounted to $46,552 or 0.0% of net assets.
(c)	The rate shown is the 7-day yield.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $12,909,094 or 0.4% of net assets.
(e)	The rate shown is the current daily overnight rate.
(f)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

65
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 12/16/16	400	33,314,000	(428,653)
66
Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.4%	Common Stock	3,690,338,853	4,539,101,489
0.6%	Other Investment Companies	29,213,906	29,213,906
100.0%	Total Investments	3,719,552,759	4,568,315,395
0.0%	Other Assets and Liabilities, Net		622,072
100.0%	Net Assets		4,568,937,467

Security	Number of Shares	Value ($)
Common Stock 99.4% of net assets

Automobiles & Components 1.2%
Adient plc *	27,185	1,237,190
BorgWarner, Inc.	65,767	2,357,089
Dana, Inc.	92,500	1,431,900
Delphi Automotive plc	53,000	3,448,710
Ford Motor Co.	1,474,641	17,312,285
General Motors Co.	584,768	18,478,669
Harley-Davidson, Inc.	57,354	3,270,325
Lear Corp.	25,900	3,180,002
The Goodyear Tire & Rubber Co.	73,290	2,127,609
Thor Industries, Inc.	14,300	1,134,133
Visteon Corp.	22,100	1,560,481
		55,538,393

Banks 5.0%
Bank of America Corp.	1,906,694	31,460,451
BB&T Corp.	156,775	6,145,580
CIT Group, Inc.	70,200	2,550,366
Citigroup, Inc.	716,472	35,214,599
Citizens Financial Group, Inc.	82,800	2,180,952
Comerica, Inc.	26,900	1,401,221
Fifth Third Bancorp	216,890	4,719,526
Huntington Bancshares, Inc.	175,727	1,862,706
JPMorgan Chase & Co.	853,423	59,108,077
KeyCorp	216,857	3,062,021
M&T Bank Corp.	24,919	3,058,309
New York Community Bancorp, Inc.	137,530	1,974,931
People's United Financial, Inc.	89,577	1,454,730
PHH Corp. *	97,958	1,422,350
Regions Financial Corp.	310,825	3,328,936
SunTrust Banks, Inc.	99,760	4,512,145
The PNC Financial Services Group, Inc.	100,935	9,649,386
U.S. Bancorp	303,360	13,578,393
Wells Fargo & Co.	915,163	42,106,650
		228,791,329

Capital Goods 8.2%
3M Co.	123,161	20,358,513
AECOM *	55,854	1,555,534
AGCO Corp.	42,740	2,183,159
Alcoa, Inc.	171,810	4,934,383
AMETEK, Inc.	31,100	1,371,510
Armstrong World Industries, Inc. *	32,700	1,226,250
Security	Number of Shares	Value ($)
Carlisle Cos., Inc.	11,000	1,153,350
Caterpillar, Inc.	228,137	19,040,314
Chicago Bridge & Iron Co., N.V.	39,400	1,261,588
Cummins, Inc.	65,094	8,320,315
Deere & Co.	154,993	13,685,882
Dover Corp.	51,875	3,469,919
Eaton Corp. plc	112,316	7,162,391
EMCOR Group, Inc.	25,340	1,532,056
Emerson Electric Co.	257,310	13,040,471
Fastenal Co.	53,040	2,067,499
Flowserve Corp.	53,475	2,264,666
Fluor Corp.	128,650	6,688,513
Fortive Corp.	9,378	478,747
Fortune Brands Home & Security, Inc.	21,400	1,169,082
General Dynamics Corp.	73,916	11,142,098
General Electric Co.	1,864,598	54,259,802
Herc Holdings, Inc. *	19,453	585,341
Honeywell International, Inc.	120,945	13,265,248
Hubbell, Inc.	13,284	1,388,444
Huntington Ingalls Industries, Inc.	8,100	1,307,016
IDEX Corp.	12,800	1,106,432
Illinois Tool Works, Inc.	88,734	10,077,520
Ingersoll-Rand plc	71,282	4,796,566
Jacobs Engineering Group, Inc. *	65,940	3,401,185
Johnson Controls International plc	271,858	10,961,315
Joy Global, Inc.	114,800	3,194,884
KBR, Inc.	138,400	2,049,704
L-3 Communications Holdings, Inc.	46,966	6,431,524
Lincoln Electric Holdings, Inc.	23,300	1,533,839
Lockheed Martin Corp.	55,284	13,620,872
Northrop Grumman Corp.	61,633	14,113,957
NOW, Inc. *	67,400	1,453,144
Oshkosh Corp.	43,220	2,312,270
Owens Corning	36,350	1,773,153
PACCAR, Inc.	98,621	5,416,265
Parker-Hannifin Corp.	46,897	5,756,607
Pentair plc	39,837	2,196,214
Quanta Services, Inc. *	85,200	2,449,500
Raytheon Co.	87,715	11,982,746
Rockwell Automation, Inc.	25,050	2,998,986
Rockwell Collins, Inc.	29,530	2,489,970
Roper Technologies, Inc.	9,000	1,559,790
Snap-on, Inc.	9,100	1,402,310
Stanley Black & Decker, Inc.	31,203	3,552,149
Terex Corp.	49,100	1,172,508
Textron, Inc.	68,420	2,742,274
The Boeing Co.	119,372	17,002,154
The Timken Co.	39,265	1,297,708
TransDigm Group, Inc.	7,300	1,988,958
Trinity Industries, Inc.	63,300	1,351,455
Triumph Group, Inc.	27,800	658,860
United Rentals, Inc. *	25,200	1,906,632
United Technologies Corp.	248,092	25,355,002
Valmont Industries, Inc.	9,000	1,151,550
W.W. Grainger, Inc.	19,838	4,128,685
WABCO Holdings, Inc. *	9,800	964,908

1
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
WESCO International, Inc. *	23,800	1,289,960
Xylem, Inc.	32,955	1,592,715
		374,146,362

Commercial & Professional Supplies 0.6%
Cintas Corp.	17,550	1,872,059
Equifax, Inc.	12,230	1,516,153
LSC Communications, Inc. *	13,617	330,076
ManpowerGroup, Inc.	48,190	3,700,992
Nielsen Holdings plc	43,200	1,944,864
Pitney Bowes, Inc.	84,119	1,500,683
Republic Services, Inc.	71,363	3,755,835
Robert Half International, Inc.	40,810	1,527,110
RR Donnelley & Sons Co.	36,313	644,556
The Dun & Bradstreet Corp.	11,240	1,403,314
Verisk Analytics, Inc. *	16,000	1,304,800
Waste Management, Inc.	116,114	7,624,045
		27,124,487

Consumer Durables & Apparel 1.1%
Coach, Inc.	127,275	4,567,900
D.R. Horton, Inc.	35,700	1,029,231
Fossil Group, Inc. *	47,400	1,292,598
Garmin Ltd.	37,870	1,831,393
Hanesbrands, Inc.	37,300	958,610
Harman International Industries, Inc.	11,900	948,549
Hasbro, Inc.	25,341	2,113,693
Leggett & Platt, Inc.	34,017	1,560,700
Mattel, Inc.	127,735	4,027,485
Michael Kors Holdings Ltd. *	25,300	1,284,734
Mohawk Industries, Inc. *	8,835	1,628,290
Newell Brands, Inc.	47,603	2,285,896
NIKE, Inc., Class B	199,454	10,008,602
NVR, Inc. *	1,129	1,719,467
Polaris Industries, Inc. (a)	16,800	1,287,048
PulteGroup, Inc.	67,300	1,251,780
PVH Corp.	17,600	1,882,848
Ralph Lauren Corp.	29,720	2,915,532
Tupperware Brands Corp.	21,158	1,259,324
VF Corp.	63,780	3,457,514
Whirlpool Corp.	24,355	3,648,866
		50,960,060

Consumer Services 1.7%
Apollo Education Group, Inc. *	251,850	2,213,762
Aramark	42,600	1,585,998
Brinker International, Inc.	22,255	1,095,836
Carnival Corp.	104,410	5,126,531
Chipotle Mexican Grill, Inc. *	2,787	1,005,438
Darden Restaurants, Inc.	35,462	2,297,583
DeVry Education Group, Inc.	53,700	1,218,990
H&R Block, Inc.	68,365	1,570,344
Hilton Worldwide Holdings, Inc.	48,700	1,100,620
International Game Technology plc	26,800	769,696
Las Vegas Sands Corp.	71,500	4,138,420
Marriott International, Inc., Class A	61,625	4,233,637
McDonald's Corp.	231,388	26,047,347
MGM Resorts International *	75,315	1,970,994
Royal Caribbean Cruises Ltd.	30,229	2,323,703
Service Corp. International	40,500	1,036,800
Starbucks Corp.	105,780	5,613,745
Wyndham Worldwide Corp.	41,440	2,728,410
Security	Number of Shares	Value ($)
Wynn Resorts Ltd.	33,004	3,120,528
Yum! Brands, Inc.	78,130	6,741,056
		75,939,438

Diversified Financials 4.2%
AGNC Investment Corp.	78,900	1,582,734
Ally Financial, Inc.	277,900	5,021,653
American Express Co.	247,017	16,406,869
Ameriprise Financial, Inc.	50,434	4,457,861
Annaly Capital Management, Inc.	364,161	3,772,708
Berkshire Hathaway, Inc., Class B *	302,226	43,611,212
BlackRock, Inc.	15,300	5,220,972
Capital One Financial Corp.	158,432	11,730,305
CME Group, Inc.	39,600	3,963,960
Discover Financial Services	116,922	6,586,216
Donnelley Financial Solutions, Inc. *	13,617	292,085
FNFV Group *	58,400	703,720
Franklin Resources, Inc.	127,209	4,281,855
Intercontinental Exchange, Inc.	3,600	973,404
Invesco Ltd.	87,200	2,449,448
Legg Mason, Inc.	60,720	1,743,878
Leucadia National Corp.	76,600	1,430,122
Moody's Corp.	20,770	2,087,800
Morgan Stanley	188,183	6,317,303
Nasdaq, Inc.	20,283	1,297,504
Navient Corp.	123,100	1,573,218
Northern Trust Corp.	32,310	2,339,890
S&P Global, Inc.	36,968	4,504,551
SLM Corp. *	365,500	2,576,775
State Street Corp.	81,336	5,710,601
Synchrony Financial	121,000	3,459,390
T. Rowe Price Group, Inc.	49,345	3,158,574
TD Ameritrade Holding Corp.	33,100	1,132,351
The Bank of New York Mellon Corp.	158,649	6,864,742
The Charles Schwab Corp. (b)	72,715	2,305,066
The Goldman Sachs Group, Inc.	149,309	26,612,836
Thomson Reuters Corp.	94,257	3,714,668
Voya Financial, Inc.	52,100	1,591,655
		189,475,926

Energy 14.8%
Anadarko Petroleum Corp.	156,379	9,295,168
Apache Corp.	208,568	12,405,625
Baker Hughes, Inc.	183,386	10,159,584
Cabot Oil & Gas Corp.	45,800	956,304
California Resources Corp. *(a)	134,563	1,380,616
Chesapeake Energy Corp. *	818,826	4,511,731
Chevron Corp.	1,208,112	126,549,732
Cimarex Energy Co.	11,245	1,452,067
Concho Resources, Inc. *	9,800	1,244,012
ConocoPhillips	1,056,282	45,895,453
CONSOL Energy, Inc.	174,535	2,958,368
Delek US Holdings, Inc.	68,500	1,157,650
Denbury Resources, Inc. *	574,000	1,371,860
Devon Energy Corp.	240,527	9,113,568
Diamond Offshore Drilling, Inc.	83,920	1,383,841
Energen Corp.	27,110	1,359,024
Ensco plc, Class A	279,100	2,182,562
EOG Resources, Inc.	85,401	7,721,958
EQT Corp.	21,600	1,425,600
Exxon Mobil Corp.	2,298,181	191,484,441
FMC Technologies, Inc. *	63,378	2,045,208
Halliburton Co.	309,170	14,221,820
Helmerich & Payne, Inc.	30,595	1,930,850
Hess Corp.	240,204	11,522,586
HollyFrontier Corp.	187,202	4,670,690

2
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Kinder Morgan, Inc.	380,600	7,775,658
Marathon Oil Corp.	781,219	10,296,466
Marathon Petroleum Corp.	433,962	18,916,404
Murphy Oil Corp.	225,950	5,845,327
Nabors Industries Ltd.	274,600	3,267,740
National Oilwell Varco, Inc.	238,101	7,643,042
Newfield Exploration Co. *	33,407	1,355,990
Noble Corp. plc	265,500	1,311,570
Noble Energy, Inc.	89,470	3,084,031
Occidental Petroleum Corp.	286,500	20,888,715
Oceaneering International, Inc.	48,400	1,151,920
ONEOK, Inc.	72,020	3,487,929
Patterson-UTI Energy, Inc.	84,600	1,901,808
PBF Energy, Inc., Class A	44,700	974,460
Phillips 66	347,008	28,159,699
Pioneer Natural Resources Co.	11,600	2,076,632
QEP Resources, Inc.	111,042	1,784,445
Schlumberger Ltd.	341,110	26,685,035
Seadrill Ltd. *(a)	1,313,200	2,797,116
SM Energy Co.	40,500	1,362,015
Southwestern Energy Co. *	169,240	1,758,404
Spectra Energy Corp.	161,660	6,759,005
Superior Energy Services, Inc.	99,000	1,401,840
Tesoro Corp.	58,592	4,978,562
The Williams Cos., Inc.	181,509	5,300,063
Transocean Ltd. *	438,200	4,211,102
Valero Energy Corp.	389,366	23,066,042
Weatherford International plc *	573,000	2,761,860
Western Refining, Inc.	37,000	1,067,450
Whiting Petroleum Corp. *	148,300	1,221,992
World Fuel Services Corp.	107,400	4,322,850
		676,015,490

Food & Staples Retailing 3.8%
Casey's General Stores, Inc.	12,712	1,436,329
Costco Wholesale Corp.	132,063	19,528,156
CVS Health Corp.	435,016	36,584,845
Sysco Corp.	224,039	10,780,757
The Kroger Co.	371,268	11,501,883
United Natural Foods, Inc. *	36,700	1,531,858
Wal-Mart Stores, Inc.	990,172	69,331,843
Walgreens Boots Alliance, Inc.	235,582	19,489,699
Whole Foods Market, Inc.	147,300	4,167,117
		174,352,487

Food, Beverage & Tobacco 5.0%
Altria Group, Inc.	294,616	19,480,010
Archer-Daniels-Midland Co.	448,874	19,557,440
Brown-Forman Corp., Class B	41,954	1,937,016
Bunge Ltd.	161,736	10,029,249
Campbell Soup Co.	29,830	1,620,962
ConAgra Foods, Inc.	100,120	4,823,782
Constellation Brands, Inc., Class A	10,920	1,824,950
Dr Pepper Snapple Group, Inc.	43,641	3,831,243
General Mills, Inc.	149,018	9,236,136
Hormel Foods Corp.	44,678	1,720,103
Ingredion, Inc.	17,800	2,334,826
Kellogg Co.	56,637	4,255,138
McCormick & Co., Inc. - Non Voting Shares	19,978	1,915,291
Mead Johnson Nutrition Co.	21,100	1,577,647
Molson Coors Brewing Co., Class B	19,580	2,032,600
Mondelez International, Inc., Class A	321,595	14,452,479
Monster Beverage Corp. *	7,500	1,082,550
PepsiCo, Inc.	317,163	33,999,874
Philip Morris International, Inc.	393,288	37,928,695
Security	Number of Shares	Value ($)
Reynolds American, Inc.	99,910	5,503,043
The Coca-Cola Co.	749,343	31,772,143
The Hershey Co.	22,412	2,296,333
The JM Smucker Co.	27,025	3,548,653
The Kraft Heinz Co.	50,674	4,507,452
Tyson Foods, Inc., Class A	101,415	7,185,253
		228,452,868

Health Care Equipment & Services 5.2%
Abbott Laboratories	284,963	11,181,948
Aetna, Inc.	108,691	11,667,979
AmerisourceBergen Corp.	60,967	4,287,200
Anthem, Inc.	179,250	21,843,405
Baxter International, Inc.	176,253	8,387,880
Becton, Dickinson & Co.	40,762	6,844,347
Boston Scientific Corp. *	109,465	2,408,230
C.R. Bard, Inc.	14,300	3,098,524
Cardinal Health, Inc.	153,267	10,527,910
Centene Corp. *	34,620	2,163,058
Cerner Corp. *	20,100	1,177,458
Cigna Corp.	33,809	4,017,524
Community Health Systems, Inc. *	148,062	781,767
Danaher Corp.	65,956	5,180,844
DaVita, Inc. *	31,920	1,871,150
DENTSPLY SIRONA, Inc.	23,335	1,343,396
Edwards Lifesciences Corp. *	9,200	876,024
Express Scripts Holding Co. *	249,307	16,803,292
HCA Holdings, Inc. *	118,874	9,097,427
Henry Schein, Inc. *	16,852	2,514,318
Humana, Inc.	57,470	9,857,829
IDEXX Laboratories, Inc. *	11,100	1,189,254
Intuitive Surgical, Inc. *	3,379	2,270,958
Laboratory Corp. of America Holdings *	16,399	2,055,451
LifePoint Health, Inc. *	17,830	1,067,126
Magellan Health, Inc. *	20,100	1,034,145
McKesson Corp.	81,317	10,341,083
MEDNAX, Inc. *	13,500	826,875
Medtronic plc	180,036	14,766,553
Owens & Minor, Inc.	48,902	1,586,870
Patterson Cos., Inc.	28,975	1,237,522
Quest Diagnostics, Inc.	60,152	4,898,779
ResMed, Inc.	19,600	1,171,492
St. Jude Medical, Inc.	63,860	4,970,862
Stryker Corp.	45,318	5,227,431
Tenet Healthcare Corp. *	57,293	1,129,245
UnitedHealth Group, Inc.	266,496	37,663,880
Universal Health Services, Inc., Class B	15,448	1,864,728
Varian Medical Systems, Inc. *	22,503	2,041,697
WellCare Health Plans, Inc. *	15,100	1,714,001
Zimmer Biomet Holdings, Inc.	36,924	3,891,790
		236,881,252

Household & Personal Products 2.1%
Avon Products, Inc.	531,925	3,484,109
Church & Dwight Co., Inc.	36,600	1,766,316
Colgate-Palmolive Co.	164,468	11,736,437
Herbalife Ltd. *	29,000	1,759,720
Kimberly-Clark Corp.	67,201	7,688,466
Nu Skin Enterprises, Inc.	25,500	1,572,075
The Clorox Co.	19,220	2,306,784
The Estee Lauder Cos., Inc., Class A	26,034	2,268,342
The Procter & Gamble Co.	722,535	62,716,038
		95,298,287

3
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Insurance 3.5%
Aflac, Inc.	112,198	7,727,076
Alleghany Corp. *	2,500	1,290,525
American Financial Group, Inc.	20,640	1,537,680
American International Group, Inc.	459,142	28,329,061
Aon plc	43,936	4,869,427
Arch Capital Group Ltd. *	25,575	1,994,083
Arthur J. Gallagher & Co.	25,800	1,244,334
Assurant, Inc.	32,355	2,605,225
Assured Guaranty Ltd.	42,200	1,261,358
Axis Capital Holdings Ltd.	38,750	2,207,588
Chubb Ltd.	86,238	10,952,226
Cincinnati Financial Corp.	27,180	1,923,800
CNO Financial Group, Inc.	59,000	889,720
Everest Re Group Ltd.	14,025	2,854,368
First American Financial Corp.	27,200	1,062,432
FNF Group	61,884	2,222,254
Genworth Financial, Inc., Class A *	494,100	2,045,574
Lincoln National Corp.	58,380	2,865,874
Loews Corp.	121,289	5,219,066
Marsh & McLennan Cos., Inc.	85,820	5,440,130
MetLife, Inc.	192,518	9,040,645
Principal Financial Group, Inc.	53,371	2,914,057
Prudential Financial, Inc.	86,137	7,303,556
Reinsurance Group of America, Inc.	19,200	2,070,912
RenaissanceRe Holdings Ltd.	16,225	2,016,605
The Allstate Corp.	120,743	8,198,450
The Hartford Financial Services Group, Inc.	127,227	5,611,983
The Progressive Corp.	191,245	6,026,130
The Travelers Cos., Inc.	179,872	19,458,553
Torchmark Corp.	31,065	1,969,832
Unum Group	78,825	2,790,405
W. R. Berkley Corp.	27,663	1,579,557
White Mountains Insurance Group Ltd.	1,729	1,434,586
XL Group Ltd.	66,585	2,310,499
		161,267,571

Materials 3.8%
AdvanSix, Inc. *	4,837	77,199
Air Products & Chemicals, Inc.	34,585	4,614,331
Albemarle Corp.	23,985	2,003,947
Allegheny Technologies, Inc.	89,611	1,222,294
AptarGroup, Inc.	15,600	1,114,464
Ashland Global Holdings, Inc.	19,635	2,193,819
Avery Dennison Corp.	24,500	1,709,855
Ball Corp.	55,180	4,252,723
Bemis Co., Inc.	37,038	1,804,491
Cabot Corp.	20,800	1,084,512
Celanese Corp., Series A	25,000	1,823,000
CF Industries Holdings, Inc.	118,355	2,841,704
Commercial Metals Co.	95,545	1,501,012
Domtar Corp.	66,982	2,408,003
E.I. du Pont de Nemours & Co.	184,586	12,697,671
Eastman Chemical Co.	42,920	3,086,377
Ecolab, Inc.	28,391	3,241,400
FMC Corp.	33,880	1,588,633
Freeport-McMoRan, Inc. *	1,522,540	17,021,997
Graphic Packaging Holding Co.	88,600	1,107,500
Huntsman Corp.	134,815	2,285,114
International Flavors & Fragrances, Inc.	9,535	1,246,987
International Paper Co.	156,293	7,037,874
LyondellBasell Industries N.V., Class A	170,680	13,577,594
Monsanto Co.	107,269	10,809,497
Newmont Mining Corp.	196,011	7,260,247
Nucor Corp.	135,516	6,619,957
Security	Number of Shares	Value ($)
Owens-Illinois, Inc. *	98,945	1,909,638
Packaging Corp. of America	18,021	1,486,732
PPG Industries, Inc.	54,200	5,047,646
Praxair, Inc.	68,795	8,053,143
Reliance Steel & Aluminum Co.	37,320	2,566,870
RPM International, Inc.	25,765	1,224,868
Sealed Air Corp.	21,300	971,919
Sonoco Products Co.	30,555	1,536,611
Steel Dynamics, Inc.	93,150	2,557,899
The Chemours Co.	131,300	2,157,259
The Dow Chemical Co.	298,168	16,044,420
The Mosaic Co.	246,031	5,789,109
The Sherwin-Williams Co.	7,465	1,827,880
The Valspar Corp.	16,350	1,628,460
United States Steel Corp.	166,104	3,212,451
Vulcan Materials Co.	9,823	1,111,964
WestRock Co.	43,007	1,986,493
		175,345,564

Media 3.1%
CBS Corp., Class B - Non Voting Shares	149,921	8,488,527
Charter Communications, Inc., Class A *	36,106	9,022,528
Comcast Corp., Class A	437,457	27,043,592
Discovery Communications, Inc., Class A *	63,741	1,664,277
Discovery Communications, Inc., Class C *	103,967	2,610,611
DISH Network Corp., Class A *	34,935	2,045,793
News Corp., Class A	146,300	1,773,156
News Corp., Class B	35,700	442,680
Omnicom Group, Inc.	66,213	5,285,122
Scripps Networks Interactive, Inc., Class A	26,000	1,673,360
TEGNA, Inc.	70,030	1,373,989
The Interpublic Group of Cos., Inc.	80,605	1,804,746
The Walt Disney Co.	281,962	26,135,058
Time Warner, Inc.	351,933	31,318,518
Time, Inc.	97,500	1,267,500
Twenty-First Century Fox, Inc., Class A	290,421	7,629,360
Twenty-First Century Fox, Inc., Class B	108,200	2,855,398
Viacom, Inc., Class B	265,498	9,972,105
		142,406,320

Pharmaceuticals, Biotechnology & Life Sciences 5.2%
AbbVie, Inc.	154,122	8,596,925
Agilent Technologies, Inc.	52,436	2,284,637
Allergan plc *	7,240	1,512,726
Amgen, Inc.	128,023	18,071,727
Biogen, Inc. *	16,150	4,524,907
Bristol-Myers Squibb Co.	218,061	11,101,485
Celgene Corp. *	59,656	6,095,650
Eli Lilly & Co.	185,981	13,732,837
Gilead Sciences, Inc.	133,987	9,865,463
Johnson & Johnson	471,707	54,713,295
Merck & Co., Inc.	663,562	38,964,361
Mettler-Toledo International, Inc. *	3,700	1,495,096
Mylan N.V. *	67,375	2,459,187
Perrigo Co., plc	12,400	1,031,556
Pfizer, Inc.	1,733,504	54,969,412
Thermo Fisher Scientific, Inc.	35,545	5,226,181
Waters Corp. *	11,300	1,572,282
Zoetis, Inc.	31,800	1,520,040
		237,737,767

Real Estate 1.2%
American Tower Corp.	23,965	2,808,458
AvalonBay Communities, Inc.	9,099	1,557,567
Boston Properties, Inc.	16,490	1,986,715

4
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
CBRE Group, Inc., Class A *	34,200	880,992
Corrections Corp. of America	57,000	823,650
Crown Castle International Corp.	17,680	1,608,703
Digital Realty Trust, Inc.	17,600	1,644,368
Duke Realty Corp.	41,700	1,090,455
Equity Residential	36,145	2,231,954
General Growth Properties, Inc.	59,900	1,494,505
HCP, Inc.	78,365	2,684,001
Hospitality Properties Trust	50,161	1,372,405
Host Hotels & Resorts, Inc.	161,478	2,499,679
Iron Mountain, Inc.	80,079	2,701,065
Jones Lang LaSalle, Inc.	8,300	803,855
Kimco Realty Corp.	44,160	1,175,098
Prologis, Inc.	44,100	2,300,256
Public Storage	10,130	2,164,984
Simon Property Group, Inc.	26,711	4,967,177
SL Green Realty Corp.	8,200	805,404
The Macerich Co.	14,997	1,061,488
Ventas, Inc.	42,378	2,871,109
Vornado Realty Trust	26,441	2,453,196
Welltower, Inc.	36,800	2,521,904
Weyerhaeuser Co.	188,574	5,644,020
		52,153,008

Retailing 4.6%
Abercrombie & Fitch Co., Class A	80,978	1,183,089
Advance Auto Parts, Inc.	9,845	1,379,088
Amazon.com, Inc. *	9,450	7,463,799
American Eagle Outfitters, Inc.	113,435	1,932,932
AutoNation, Inc. *	35,000	1,535,450
AutoZone, Inc. *	2,621	1,945,201
Bed Bath & Beyond, Inc.	132,805	5,367,978
Best Buy Co., Inc.	218,376	8,497,010
Big Lots, Inc.	42,265	1,834,301
CarMax, Inc. *	41,507	2,072,860
Chico's FAS, Inc.	96,700	1,128,489
Core-Mark Holding Co., Inc.	41,330	1,461,016
CST Brands, Inc.	53,000	2,545,060
Dick's Sporting Goods, Inc.	34,000	1,892,100
Dillard's, Inc., Class A	24,075	1,475,798
Dollar General Corp.	73,400	5,071,206
Dollar Tree, Inc. *	43,881	3,315,210
Expedia, Inc.	12,565	1,623,775
Foot Locker, Inc.	44,295	2,957,577
GameStop Corp., Class A	115,890	2,787,154
Genuine Parts Co.	44,500	4,031,255
GNC Holdings, Inc., Class A	46,400	623,152
Guess?, Inc.	64,800	874,800
J.C. Penney Co., Inc. *	216,310	1,858,103
Kohl's Corp.	210,745	9,220,094
L Brands, Inc.	49,920	3,603,725
Liberty Interactive Corp., QVC Group, Class A *	141,425	2,614,948
LKQ Corp. *	41,200	1,329,936
Lowe's Cos., Inc.	299,345	19,951,344
Macy's, Inc.	183,636	6,700,878
Murphy USA, Inc. *	47,100	3,239,538
Nordstrom, Inc. (a)	64,655	3,362,060
O'Reilly Automotive, Inc. *	13,230	3,498,541
Office Depot, Inc.	301,700	950,355
Ross Stores, Inc.	58,080	3,632,323
Signet Jewelers Ltd. (a)	17,200	1,397,672
Staples, Inc.	843,856	6,244,534
Target Corp.	305,383	20,988,974
The Gap, Inc.	207,475	5,724,235
The Home Depot, Inc.	262,743	32,057,273
The Priceline Group, Inc. *	2,784	4,104,256
Security	Number of Shares	Value ($)
The TJX Cos., Inc.	147,488	10,877,240
Tiffany & Co.	24,935	1,830,728
Tractor Supply Co.	23,300	1,459,279
Urban Outfitters, Inc. *	45,254	1,513,746
Williams-Sonoma, Inc.	32,245	1,490,364
		210,648,446

Semiconductors & Semiconductor Equipment 2.9%
Analog Devices, Inc.	44,965	2,882,257
Applied Materials, Inc.	243,026	7,067,196
Broadcom Ltd.	16,488	2,807,577
Intel Corp.	1,651,276	57,579,994
KLA-Tencor Corp.	33,480	2,514,683
Lam Research Corp.	26,490	2,565,821
Linear Technology Corp.	31,455	1,889,187
Marvell Technology Group Ltd.	254,330	3,313,920
Maxim Integrated Products, Inc.	64,500	2,556,135
Microchip Technology, Inc.	31,280	1,894,004
Micron Technology, Inc. *	304,912	5,232,290
NVIDIA Corp.	49,337	3,510,821
QUALCOMM, Inc.	311,755	21,423,804
Skyworks Solutions, Inc.	11,900	915,586
Texas Instruments, Inc.	212,309	15,042,093
Versum Materials, Inc. *	17,292	392,528
Xilinx, Inc.	46,920	2,386,820
		133,974,716

Software & Services 7.2%
Accenture plc, Class A	113,265	13,165,924
Activision Blizzard, Inc.	119,100	5,141,547
Adobe Systems, Inc. *	27,107	2,914,273
Akamai Technologies, Inc. *	22,200	1,542,234
Alliance Data Systems Corp. *	7,280	1,488,542
Alphabet, Inc., Class A *	16,189	13,111,471
Alphabet, Inc., Class C *	16,174	12,689,150
Amdocs Ltd.	41,600	2,431,520
Autodesk, Inc. *	18,100	1,308,268
Automatic Data Processing, Inc.	60,319	5,251,372
Booz Allen Hamilton Holding Corp.	36,100	1,099,967
Broadridge Financial Solutions, Inc.	22,700	1,467,782
CA, Inc.	100,305	3,083,376
CACI International, Inc., Class A *	11,124	1,088,483
Citrix Systems, Inc. *	23,563	1,998,142
Cognizant Technology Solutions Corp., Class A *	60,800	3,122,080
Computer Sciences Corp.	69,045	3,759,500
CSRA, Inc.	28,100	705,029
Dell Technologies, Inc., Class V *	12,974	636,894
eBay, Inc. *	205,927	5,870,979
Electronic Arts, Inc. *	17,908	1,406,136
Facebook, Inc., Class A *	26,800	3,510,532
Fidelity National Information Services, Inc.	65,123	4,813,892
Fiserv, Inc. *	32,438	3,194,494
Global Payments, Inc.	17,300	1,254,596
IAC/InterActiveCorp	25,962	1,672,991
International Business Machines Corp.	439,901	67,608,385
Intuit, Inc.	36,822	4,004,024
Leidos Holdings, Inc.	37,300	1,550,561
MasterCard, Inc., Class A	82,438	8,822,515
Microsoft Corp.	1,400,628	83,925,630
Oracle Corp.	737,644	28,340,282
Paychex, Inc.	40,659	2,244,377
PayPal Holdings, Inc. *	29,900	1,245,634
Symantec Corp.	243,045	6,083,416
Teradata Corp. *	57,600	1,552,896

5
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
The Western Union Co.	194,810	3,909,837
Total System Services, Inc.	22,470	1,120,804
Visa, Inc., Class A	150,512	12,418,745
Xerox Corp.	648,726	6,338,053
Yahoo! Inc. *	82,005	3,407,308
		330,301,641

Technology Hardware & Equipment 5.3%
Amphenol Corp., Class A	40,200	2,650,386
Anixter International, Inc. *	20,320	1,336,040
Apple, Inc.	868,757	98,638,670
Arrow Electronics, Inc. *	65,725	4,017,112
Avnet, Inc.	109,100	4,576,745
Brocade Communications Systems, Inc.	110,900	1,175,540
CDW Corp.	19,300	866,763
Cisco Systems, Inc.	1,198,451	36,768,477
Corning, Inc.	376,171	8,542,843
F5 Networks, Inc. *	10,300	1,423,563
FLIR Systems, Inc.	39,700	1,306,924
Harris Corp.	34,768	3,101,653
Hewlett Packard Enterprise Co.	345,700	7,767,879
HP, Inc.	2,087,791	30,252,092
Ingram Micro, Inc., Class A	151,751	5,645,137
Jabil Circuit, Inc.	124,995	2,667,393
Juniper Networks, Inc.	126,570	3,333,854
Keysight Technologies, Inc. *	44,200	1,449,760
Lexmark International, Inc., Class A	42,645	1,692,580
Motorola Solutions, Inc.	79,472	5,768,078
NCR Corp. *	36,900	1,293,345
NetApp, Inc.	99,730	3,384,836
Sanmina Corp. *	40,600	1,122,590
SYNNEX Corp.	13,495	1,383,777
Tech Data Corp. *	49,940	3,846,379
Vishay Intertechnology, Inc.	97,740	1,378,134
Western Digital Corp.	111,005	6,487,132
		241,877,682

Telecommunication Services 3.6%
AT&T, Inc.	2,461,954	90,575,287
CenturyLink, Inc.	415,107	11,033,544
Frontier Communications Corp.	742,398	2,984,440
Level 3 Communications, Inc. *	22,300	1,252,145
T-Mobile US, Inc. *	28,300	1,407,359
Telephone & Data Systems, Inc.	65,727	1,698,386
Verizon Communications, Inc.	1,110,949	53,436,647
		162,387,808

Transportation 1.9%
Alaska Air Group, Inc.	17,900	1,292,738
American Airlines Group, Inc.	53,800	2,184,280
Avis Budget Group, Inc. *	70,490	2,281,056
C.H. Robinson Worldwide, Inc.	51,744	3,524,801
CSX Corp.	346,733	10,578,824
Delta Air Lines, Inc.	35,500	1,482,835
Expeditors International of Washington, Inc.	60,825	3,130,663
FedEx Corp.	103,133	17,978,145
Hertz Global Holdings, Inc. *	13,860	459,459
JB Hunt Transport Services, Inc.	16,245	1,325,755
JetBlue Airways Corp. *	59,800	1,045,304
Kansas City Southern	13,687	1,201,171
Norfolk Southern Corp.	82,579	7,679,847
Ryder System, Inc.	30,120	2,090,027
Southwest Airlines Co.	24,300	973,215
Security	Number of Shares	Value ($)
Union Pacific Corp.	213,335	18,811,880
United Parcel Service, Inc., Class B	115,241	12,418,370
		88,458,370

Utilities 4.2%
AES Corp.	477,140	5,615,938
Alliant Energy Corp.	54,150	2,060,408
Ameren Corp.	79,290	3,960,536
American Electric Power Co., Inc.	136,801	8,870,177
American Water Works Co., Inc.	28,000	2,073,120
Atmos Energy Corp.	23,160	1,722,872
Calpine Corp. *	226,250	2,692,375
CenterPoint Energy, Inc.	176,470	4,023,516
CMS Energy Corp.	71,005	2,992,861
Consolidated Edison, Inc.	90,002	6,799,651
Dominion Resources, Inc.	129,880	9,766,976
DTE Energy Co.	53,130	5,101,011
Duke Energy Corp.	170,777	13,665,576
Edison International	83,676	6,148,512
Entergy Corp.	92,570	6,820,558
Eversource Energy	62,915	3,464,100
Exelon Corp.	417,373	14,219,898
FirstEnergy Corp.	213,365	7,316,286
Great Plains Energy, Inc.	49,870	1,418,303
MDU Resources Group, Inc.	82,258	2,155,982
National Fuel Gas Co.	23,245	1,217,573
NextEra Energy, Inc.	84,759	10,849,152
NiSource, Inc.	94,335	2,194,232
NRG Energy, Inc.	309,082	3,285,542
OGE Energy Corp.	59,584	1,849,487
PG&E Corp.	133,911	8,318,551
Pinnacle West Capital Corp.	33,085	2,518,761
PPL Corp.	184,475	6,334,871
Public Service Enterprise Group, Inc.	169,322	7,125,070
SCANA Corp.	35,959	2,637,952
Sempra Energy	52,615	5,635,067
The Southern Co.	249,706	12,877,338
UGI Corp.	48,880	2,262,655
Vectren Corp.	23,900	1,202,409
WEC Energy Group, Inc.	47,686	2,847,808
Westar Energy, Inc.	31,770	1,821,056
Xcel Energy, Inc.	137,185	5,700,037
		189,566,217
Total Common Stock
(Cost $3,690,338,853)		4,539,101,489

Other Investment Companies 0.6% of net assets

Money Market Fund 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25% (c)	19,932,431	19,932,431

Securities Lending Collateral 0.2%
Wells Fargo Government Money Market Fund, Select Class 0.32% (c)	9,281,475	9,281,475
Total Other Investment Companies
(Cost $29,213,906)		29,213,906

End of Investments.

6
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

At 10/31/16, the tax basis cost of the fund's investments was $3,731,287,989 and the unrealized appreciation and depreciation were $1,023,735,954 and ($186,708,548), respectively, with a net unrealized appreciation of $837,027,406.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $8,591,040.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 12/16/16	240	25,441,200	(254,824)
7
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
99.1%	Common Stock	1,117,444,910	1,348,732,855
0.0%	Rights	266,857	317,100
2.8%	Other Investment Companies	38,237,722	38,237,722
101.9%	Total Investments	1,155,949,489	1,387,287,677
(1.9%)	Other Assets and Liabilities, Net		(26,470,824)
100.0%	Net Assets		1,360,816,853

Security	Number of Shares	Value ($)
Common Stock 99.1% of net assets

Automobiles & Components 1.2%
American Axle & Manufacturing Holdings, Inc. *	63,000	1,128,960
Cooper Tire & Rubber Co.	81,900	3,009,824
Cooper-Standard Holding, Inc. *	15,600	1,423,812
Dorman Products, Inc. *	14,600	937,904
Drew Industries, Inc.	16,795	1,503,992
Gentex Corp.	153,100	2,588,921
Standard Motor Products, Inc.	22,500	1,100,250
Superior Industries International, Inc.	18,700	458,150
Tenneco, Inc. *	50,900	2,803,063
Tower International, Inc.	28,600	620,620
		15,575,496

Banks 5.5%
Associated Banc-Corp.	84,600	1,717,380
Astoria Financial Corp.	57,300	838,299
BancorpSouth, Inc.	39,600	930,600
Bank of Hawaii Corp.	28,100	2,111,715
Bank of the Ozarks, Inc.	14,600	539,616
BankUnited, Inc.	49,900	1,454,086
BOK Financial Corp.	17,200	1,221,544
Capitol Federal Financial, Inc.	99,186	1,455,059
Cathay General Bancorp	24,800	742,760
Columbia Banking System, Inc.	9,600	316,992
Commerce Bancshares, Inc.	47,568	2,369,838
Community Bank System, Inc.	19,300	909,223
Cullen/Frost Bankers, Inc.	29,400	2,234,106
CVB Financial Corp.	45,080	756,442
East West Bancorp, Inc.	66,400	2,623,464
EverBank Financial Corp.	68,800	1,328,528
F.N.B. Corp.	97,900	1,279,553
First Citizens BancShares, Inc., Class A	4,600	1,338,600
First Financial Bancorp	49,800	1,070,700
First Financial Bankshares, Inc.	19,700	713,140
First Horizon National Corp.	188,100	2,898,621
First Republic Bank	35,100	2,612,493
Fulton Financial Corp.	113,500	1,691,150
Glacier Bancorp, Inc.	33,480	946,145
Great Western Bancorp, Inc.	23,900	770,536
Hancock Holding Co.	53,500	1,794,925
IBERIABANK Corp.	13,700	899,405
International Bancshares Corp.	37,000	1,141,450
Security	Number of Shares	Value ($)
Investors Bancorp, Inc.	35,400	434,004
MB Financial, Inc.	25,145	915,027
National Bank Holdings Corp., Class A	13,900	338,326
NBT Bancorp, Inc.	24,555	827,749
Northwest Bancshares, Inc.	96,492	1,518,784
Ocwen Financial Corp. *	359,700	1,535,919
Old National Bancorp	58,625	861,787
PacWest Bancorp	17,900	776,681
Park National Corp.	4,300	416,799
Popular, Inc.	106,200	3,855,060
PrivateBancorp, Inc.	19,000	859,560
Prosperity Bancshares, Inc.	24,900	1,381,203
Provident Financial Services, Inc.	13,700	310,853
Signature Bank *	8,010	965,686
SVB Financial Group *	14,600	1,785,142
Synovus Financial Corp.	51,700	1,709,719
TCF Financial Corp.	117,200	1,675,960
Texas Capital Bancshares, Inc. *	6,300	373,590
Trustmark Corp.	51,900	1,436,592
UMB Financial Corp.	17,101	1,061,117
Umpqua Holdings Corp.	68,900	1,052,792
United Bankshares, Inc.	25,795	972,471
Valley National Bancorp	191,100	1,884,246
Walter Investment Management Corp. *(a)	174,000	870,000
Washington Federal, Inc.	69,400	1,891,150
Webster Financial Corp.	37,400	1,510,960
Westamerica Bancorp	18,970	940,153
Wintrust Financial Corp.	19,640	1,059,578
Zions Bancorp	97,600	3,143,696
		75,070,974

Capital Goods 12.6%
A.O. Smith Corp.	51,600	2,330,772
AAR Corp.	74,480	2,396,022
Actuant Corp., Class A	77,000	1,717,100
Acuity Brands, Inc.	9,100	2,034,487
Aegion Corp. *	51,715	957,245
Air Lease Corp.	34,000	1,028,840
Aircastle Ltd.	57,200	1,175,460
Albany International Corp., Class A	22,200	904,650
Allegion plc	24,300	1,551,312
Allison Transmission Holdings, Inc.	104,900	3,072,521
Altra Industrial Motion Corp.	12,400	365,800
Apogee Enterprises, Inc.	16,595	676,246
Applied Industrial Technologies, Inc.	61,820	3,140,456
Astec Industries, Inc.	19,150	1,060,144
AZZ, Inc.	12,700	676,275
B/E Aerospace, Inc.	45,100	2,684,352
Babcock & Wilcox Enterprises, Inc. *	31,500	495,810
Barnes Group, Inc.	40,865	1,628,062
Beacon Roofing Supply, Inc. *	45,380	1,907,775
Briggs & Stratton Corp.	82,900	1,543,598
BWX Technologies, Inc.	79,200	3,106,224
Chart Industries, Inc. *	43,510	1,206,967
CIRCOR International, Inc.	17,790	956,746
CLARCOR, Inc.	34,925	2,172,684
Colfax Corp. *	58,000	1,843,820
Comfort Systems USA, Inc.	32,400	934,740

8
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Crane Co.	40,900	2,781,609
Cubic Corp.	29,790	1,272,033
Curtiss-Wright Corp.	28,300	2,536,246
DigitalGlobe, Inc. *	41,300	1,036,630
Donaldson Co., Inc.	97,800	3,571,656
DXP Enterprises, Inc. *	18,000	392,220
Dycom Industries, Inc. *	14,670	1,128,563
Encore Wire Corp.	37,240	1,271,746
EnerSys	45,000	2,930,850
EnPro Industries, Inc.	16,570	896,768
ESCO Technologies, Inc.	19,700	877,635
Esterline Technologies Corp. *	30,300	2,225,535
Federal Signal Corp.	28,400	348,752
Franklin Electric Co., Inc.	30,160	1,099,332
GATX Corp.	60,100	2,630,577
Generac Holdings, Inc. *	71,100	2,708,199
General Cable Corp.	220,700	3,089,800
Graco, Inc.	24,840	1,860,516
Granite Construction, Inc.	39,700	1,951,652
Griffon Corp.	50,300	840,010
H&E Equipment Services, Inc.	58,020	809,379
Harsco Corp.	333,800	3,254,550
HD Supply Holdings, Inc. *	49,500	1,633,500
HEICO Corp.	10,612	716,947
HEICO Corp., Class A	2,800	168,000
Hexcel Corp.	50,385	2,292,014
Hillenbrand, Inc.	46,300	1,405,205
Hyster-Yale Materials Handling, Inc.	17,000	989,570
Kaman Corp.	32,780	1,431,175
Kennametal, Inc.	141,100	3,994,541
KLX, Inc. *	63,000	2,168,460
Lennox International, Inc.	21,400	3,122,046
Lindsay Corp. (a)	10,300	806,490
Masco Corp.	96,300	2,973,744
Masonite International Corp. *	19,300	1,098,170
MasTec, Inc. *	91,210	2,604,046
Meritor, Inc. *	32,900	338,212
Moog, Inc., Class A *	43,600	2,531,852
MRC Global, Inc. *	222,200	3,275,228
MSC Industrial Direct Co., Inc., Class A	43,700	3,181,360
Mueller Industries, Inc.	94,300	2,856,347
Mueller Water Products, Inc., Class A	35,700	439,824
MYR Group, Inc. *	31,200	931,008
National Presto Industries, Inc.	4,400	383,900
Nordson Corp.	30,150	3,018,919
Orbital ATK, Inc.	25,200	1,873,872
Primoris Services Corp.	38,300	767,149
Quanex Building Products Corp.	44,850	731,055
Raven Industries, Inc.	41,830	897,254
RBC Bearings, Inc. *	10,600	756,310
Regal Beloit Corp.	55,900	3,303,690
Rexnord Corp. *	70,300	1,398,267
Rush Enterprises, Inc., Class A *	60,460	1,587,075
Simpson Manufacturing Co., Inc.	27,585	1,180,638
Spirit AeroSystems Holdings, Inc., Class A *	66,100	3,328,796
SPX Corp. *	231,400	4,398,914
SPX FLOW, Inc. *	38,800	973,492
Standex International Corp.	8,000	611,200
Teledyne Technologies, Inc. *	23,300	2,508,944
Tennant Co.	16,280	1,024,826
Textainer Group Holdings Ltd. (a)	32,300	245,480
The Greenbrier Cos., Inc. (a)	31,920	1,005,480
The Middleby Corp. *	11,824	1,325,589
The Toro Co.	61,340	2,936,959
Titan International, Inc.	153,775	1,566,967
Titan Machinery, Inc. *	62,600	581,554
TriMas Corp. *	51,900	931,605
Security	Number of Shares	Value ($)
Tutor Perini Corp. *	101,600	1,935,480
Universal Forest Products, Inc.	24,570	2,112,774
USG Corp. *	11,700	294,606
Wabash National Corp. *	33,800	380,250
Wabtec Corp.	37,620	2,908,402
Watsco, Inc.	19,545	2,683,333
Watts Water Technologies, Inc., Class A	25,455	1,527,300
Woodward, Inc.	40,200	2,370,996
		171,591,181

Commercial & Professional Supplies 4.9%
ABM Industries, Inc.	92,100	3,599,268
ACCO Brands Corp. *	132,300	1,468,530
Brady Corp., Class A	52,800	1,747,680
CBIZ, Inc. *	33,900	374,595
CEB, Inc.	12,970	630,991
Clean Harbors, Inc. *	45,030	2,130,820
Copart, Inc. *	69,800	3,662,406
Covanta Holding Corp.	144,000	2,160,000
Deluxe Corp.	39,000	2,386,800
Ennis, Inc.	20,400	298,860
Essendant, Inc.	118,500	1,818,975
FTI Consulting, Inc. *	60,700	2,364,872
G&K Services, Inc., Class A	15,690	1,485,843
Healthcare Services Group, Inc.	38,055	1,406,893
Herman Miller, Inc.	45,110	1,254,058
HNI Corp.	42,000	1,707,720
Huron Consulting Group, Inc. *	13,461	754,489
ICF International, Inc. *	24,900	1,155,360
Insperity, Inc.	16,260	1,222,752
Interface, Inc.	49,285	781,167
KAR Auction Services, Inc.	63,700	2,712,346
Kelly Services, Inc., Class A	137,700	2,579,121
Kforce, Inc.	49,100	851,885
Knoll, Inc.	33,100	716,284
Korn/Ferry International	34,730	708,145
Matthews International Corp., Class A	19,415	1,162,959
McGrath RentCorp	30,825	927,833
Mobile Mini, Inc.	19,600	496,860
MSA Safety, Inc.	24,325	1,418,147
Navigant Consulting, Inc. *	55,225	1,292,265
On Assignment, Inc. *	24,000	825,840
Quad Graphics, Inc.	142,900	3,395,304
Resources Connection, Inc.	63,860	948,321
Rollins, Inc.	32,133	990,339
Steelcase, Inc., Class A	109,600	1,463,160
Stericycle, Inc. *	30,500	2,442,745
Team, Inc. *	25,100	771,825
Tetra Tech, Inc.	60,795	2,337,568
The Brink's Co.	68,400	2,705,220
TrueBlue, Inc. *	52,430	917,525
UniFirst Corp.	11,905	1,458,362
Viad Corp.	31,665	1,314,097
West Corp.	57,800	1,139,816
		65,988,046

Consumer Durables & Apparel 2.5%
Arctic Cat, Inc.	45,800	686,542
Brunswick Corp.	45,600	1,983,600
CalAtlantic Group, Inc.	11,200	361,984
Carter's, Inc.	31,600	2,728,344
Columbia Sportswear Co.	18,460	1,045,574
Crocs, Inc. *	129,160	993,240
Deckers Outdoor Corp. *	45,550	2,377,255
Ethan Allen Interiors, Inc.	10,100	310,070
G-III Apparel Group Ltd. *	34,400	898,528

9
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Helen of Troy Ltd. *	16,530	1,347,195
Iconix Brand Group, Inc. *	188,900	1,488,532
KB Home	27,100	394,034
La-Z-Boy, Inc.	55,720	1,303,848
Lennar Corp., Class A	62,000	2,584,780
lululemon athletica, Inc. *	30,200	1,728,950
M.D.C. Holdings, Inc.	40,600	962,626
Meritage Homes Corp. *	25,700	795,415
Oxford Industries, Inc.	10,700	671,104
Skechers U.S.A., Inc., Class A *	50,635	1,064,854
Smith & Wesson Holding Corp. *	35,100	927,693
Steven Madden Ltd. *	47,922	1,600,595
Sturm, Ruger & Co., Inc.	16,500	1,014,750
Tempur Sealy International, Inc. *	32,415	1,752,679
Toll Brothers, Inc. *	45,200	1,240,288
Under Armour, Inc., Class A *(a)	23,460	729,606
Under Armour, Inc., Class C *	23,188	599,642
Unifi, Inc. *	12,300	353,625
Vista Outdoor, Inc. *	17,900	692,193
Wolverine World Wide, Inc.	75,780	1,617,903
		34,255,449

Consumer Services 4.5%
BJ's Restaurants, Inc. *	10,300	371,830
Bloomin' Brands, Inc.	93,300	1,614,090
Bob Evans Farms, Inc.	51,255	2,112,731
Boyd Gaming Corp. *	34,600	617,956
Bright Horizons Family Solutions, Inc. *	7,300	488,443
Buffalo Wild Wings, Inc. *	8,000	1,165,200
Caesars Entertainment Corp. *(a)	119,800	850,580
Capella Education Co.	21,100	1,542,410
Career Education Corp. *	282,200	2,029,018
Choice Hotels International, Inc.	27,140	1,314,933
Churchill Downs, Inc.	5,500	748,000
Cracker Barrel Old Country Store, Inc. (a)	12,020	1,658,760
DineEquity, Inc.	13,930	1,101,863
Domino's Pizza, Inc.	14,400	2,437,056
Dunkin' Brands Group, Inc.	42,600	2,060,136
Extended Stay America, Inc.	22,300	318,890
Graham Holdings Co., Class B	7,400	3,515,000
Grand Canyon Education, Inc. *	16,900	737,516
Houghton Mifflin Harcourt Co. *	58,300	737,495
Hyatt Hotels Corp., Class A *	20,400	1,036,116
ILG, Inc.	23,200	380,016
International Speedway Corp., Class A	23,250	764,925
Jack in the Box, Inc.	28,200	2,643,186
K12, Inc. *	61,700	668,828
La Quinta Holdings, Inc. *	61,500	615,615
Marriott Vacations Worldwide Corp.	18,800	1,195,304
Norwegian Cruise Line Holdings Ltd. *	40,400	1,570,348
Panera Bread Co., Class A *	16,175	3,085,543
Papa John's International, Inc.	11,020	831,459
Penn National Gaming, Inc. *	117,100	1,514,103
Red Robin Gourmet Burgers, Inc. *	17,780	817,880
Regis Corp. *	118,500	1,502,580
Ruby Tuesday, Inc. *	254,350	755,419
SeaWorld Entertainment, Inc. (a)	122,600	1,717,626
ServiceMaster Global Holdings, Inc. *	12,800	458,112
Six Flags Entertainment Corp.	32,600	1,814,190
Sotheby's	45,920	1,647,610
Strayer Education, Inc. *	33,200	1,947,512
Texas Roadhouse, Inc.	43,610	1,767,077
The Cheesecake Factory, Inc.	50,035	2,661,362
The Wendy's Co.	275,000	2,981,000
Security	Number of Shares	Value ($)
Vail Resorts, Inc.	10,360	1,651,798
Weight Watchers International, Inc. *(a)	138,492	1,423,698
		60,873,214

Diversified Financials 4.9%
Affiliated Managers Group, Inc. *	16,700	2,215,422
Altisource Residential Corp.	48,200	485,374
Anworth Mortgage Asset Corp.	186,755	916,967
BGC Partners, Inc., Class A	110,100	945,759
Capstead Mortgage Corp.	116,350	1,106,489
CBOE Holdings, Inc.	32,200	2,035,362
Chimera Investment Corp.	154,600	2,422,582
Colony Capital, Inc., Class A	17,500	332,675
Credit Acceptance Corp. *(a)	4,900	902,090
CYS Investments, Inc.	51,200	441,344
E*TRADE Financial Corp. *	99,000	2,787,840
Eaton Vance Corp.	83,200	2,916,992
Evercore Partners, Inc., Class A	18,200	978,250
EZCORP, Inc., Class A *	223,400	2,178,150
FactSet Research Systems, Inc.	12,365	1,913,113
Federated Investors, Inc., Class B	85,800	2,316,600
FirstCash, Inc.	45,090	2,128,248
Greenhill & Co., Inc.	53,435	1,253,051
Invesco Mortgage Capital, Inc.	118,800	1,773,684
Janus Capital Group, Inc.	85,000	1,089,700
KCG Holdings, Inc., Class A *	25,200	321,552
Lazard Ltd., Class A	55,600	2,027,176
LPL Financial Holdings, Inc. (a)	98,800	3,058,848
MarketAxess Holdings, Inc.	4,900	738,724
MFA Financial, Inc.	308,400	2,254,404
Morningstar, Inc.	9,600	678,048
MSCI, Inc.	26,300	2,108,997
Nelnet, Inc., Class A	27,240	1,067,263
New Residential Investment Corp.	140,400	1,959,984
OneMain Holdings, Inc. *	33,800	957,892
PennyMac Mortgage Investment Trust	80,900	1,231,298
PRA Group, Inc. *	32,400	1,033,560
Raymond James Financial, Inc.	53,400	3,210,408
Redwood Trust, Inc.	92,900	1,306,174
Santander Consumer USA Holdings, Inc. *	205,000	2,501,000
SEI Investments Co.	61,800	2,739,594
Starwood Property Trust, Inc.	84,600	1,881,504
Stifel Financial Corp. *	28,460	1,113,924
Two Harbors Investment Corp.	165,600	1,379,448
Waddell & Reed Financial, Inc., Class A	128,700	2,023,164
Western Asset Mortgage Capital Corp.	68,800	696,944
World Acceptance Corp. *	37,260	1,770,595
		67,200,193

Energy 4.4%
Alon USA Energy, Inc.	133,600	1,076,816
Antero Resources Corp. *	21,900	579,693
Archrock, Inc.	250,400	2,904,640
Atwood Oceanics, Inc. (a)	203,400	1,551,942
Bill Barrett Corp. *	237,300	1,231,587
Bristow Group, Inc.	135,500	1,356,355
CARBO Ceramics, Inc. *	83,780	511,058
Carrizo Oil & Gas, Inc. *	11,300	382,279
Continental Resources, Inc. *	29,300	1,433,063
CVR Energy, Inc. (a)	59,700	791,622
Dril-Quip, Inc. *	26,885	1,277,038
EP Energy Corp., Class A *(a)	76,000	270,560
Forum Energy Technologies, Inc. *	68,800	1,238,400
Golar LNG Ltd.	59,900	1,311,211
Green Plains, Inc.	93,000	2,418,000
Gulfport Energy Corp. *	13,600	327,896

10
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Helix Energy Solutions Group, Inc. *	231,900	2,022,168
Hornbeck Offshore Services, Inc. *	103,080	409,228
Laredo Petroleum, Inc. *	32,700	389,784
Matrix Service Co. *	37,300	660,210
McDermott International, Inc. *	558,300	2,869,662
Newpark Resources, Inc. *	224,540	1,414,602
Nordic American Tankers Ltd. (a)	55,985	457,397
Oasis Petroleum, Inc. *	130,900	1,373,141
Oil States International, Inc. *	83,000	2,427,750
PDC Energy, Inc. *	12,755	782,264
Pioneer Energy Services Corp. *	334,300	1,186,765
Range Resources Corp.	88,600	2,993,794
Renewable Energy Group, Inc. *	116,000	1,015,000
REX American Resources Corp. *	4,400	347,556
Rowan Cos. plc, Class A	159,000	2,109,930
RPC, Inc. *	74,300	1,283,161
SEACOR Holdings, Inc. *	46,300	2,283,053
SemGroup Corp., Class A	40,700	1,312,575
Ship Finance International Ltd. (a)	57,300	724,845
Targa Resources Corp.	67,200	2,950,080
Teekay Corp. (a)	160,700	1,049,371
Tesco Corp.	103,900	711,715
TETRA Technologies, Inc. *	129,460	705,557
Tidewater, Inc. (a)	484,100	837,493
Unit Corp. *	170,800	2,925,804
US Silica Holdings, Inc.	27,300	1,260,987
W&T Offshore, Inc. *(a)	425,900	617,555
WPX Energy, Inc. *	379,400	4,120,284
		59,903,891

Food & Staples Retailing 0.9%
Ingles Markets, Inc., Class A	35,000	1,382,500
Performance Food Group Co. *	24,900	597,600
PriceSmart, Inc.	14,740	1,340,603
Rite Aid Corp. *	343,000	2,301,530
SpartanNash, Co.	75,000	2,100,000
Sprouts Farmers Market, Inc. *	46,000	1,018,900
SUPERVALU, Inc. *	359,700	1,543,113
The Andersons, Inc.	66,037	2,512,708
		12,796,954

Food, Beverage & Tobacco 2.4%
B&G Foods, Inc.	26,900	1,140,560
Cal-Maine Foods, Inc. (a)	25,000	966,250
Darling Ingredients, Inc. *	156,720	2,131,392
Dean Foods Co.	103,700	1,893,562
Flowers Foods, Inc.	160,950	2,497,944
Fresh Del Monte Produce, Inc.	53,300	3,216,655
J&J Snack Foods Corp.	9,535	1,164,700
Lancaster Colony Corp.	13,365	1,746,137
Pilgrim's Pride Corp.	64,600	1,410,864
Pinnacle Foods, Inc.	49,200	2,529,864
Sanderson Farms, Inc.	29,300	2,636,414
Snyder's-Lance, Inc.	44,788	1,593,109
The Boston Beer Co., Inc., Class A *	4,200	652,050
The Hain Celestial Group, Inc. *	35,140	1,278,042
The WhiteWave Foods Co. *	40,500	2,206,845
TreeHouse Foods, Inc. *	23,085	2,019,476
Universal Corp.	52,400	2,840,080
Vector Group Ltd.	52,278	1,094,702
		33,018,646

Health Care Equipment & Services 3.4%
Air Methods Corp. *	27,500	727,375
Alere, Inc. *	33,300	1,487,844
Security	Number of Shares	Value ($)
Align Technology, Inc. *	11,000	945,120
Allscripts Healthcare Solutions, Inc. *	172,500	2,071,725
Amedisys, Inc. *	20,170	872,554
Amsurg Corp. *	18,325	1,094,919
Analogic Corp.	9,165	750,155
Brookdale Senior Living, Inc. *	110,100	1,588,743
Chemed Corp.	16,295	2,304,439
CONMED Corp.	23,395	935,800
Envision Healthcare Holdings, Inc. *	107,800	2,132,284
Haemonetics Corp. *	32,500	1,085,825
Halyard Health, Inc. *	80,500	2,604,175
HealthSouth Corp.	54,300	2,180,145
Hill-Rom Holdings, Inc.	44,400	2,460,204
HMS Holdings Corp. *	16,900	356,083
Hologic, Inc. *	23,200	835,432
Integer Holdings Corp. *	22,400	493,920
Invacare Corp.	98,065	897,295
Kindred Healthcare, Inc.	216,322	2,130,772
LHC Group, Inc. *	8,200	281,014
Masimo Corp. *	23,000	1,265,000
Molina Healthcare, Inc. *	33,957	1,847,600
PharMerica Corp. *	52,940	1,259,972
Quality Systems, Inc.	58,700	756,643
Select Medical Holdings Corp. *	185,700	2,414,100
Team Health Holdings, Inc. *	21,800	934,130
Teleflex, Inc.	14,700	2,104,011
The Cooper Cos., Inc.	16,300	2,869,452
Triple-S Management Corp., Class B *	57,300	1,184,964
VCA, Inc. *	35,200	2,163,392
West Pharmaceutical Services, Inc.	23,580	1,792,787
		46,827,874

Household & Personal Products 0.6%
Central Garden & Pet Co., Class A *	31,300	730,542
Edgewell Personal Care Co. *	50,700	3,822,780
Energizer Holdings, Inc.	27,100	1,260,421
HRG Group, Inc. *	40,400	607,616
Spectrum Brands Holdings, Inc.	8,700	1,176,588
WD-40 Co.	7,415	790,624
		8,388,571

Insurance 4.1%
Allied World Assurance Co. Holdings AG	85,700	3,683,386
Ambac Financial Group, Inc. *	101,000	1,863,450
American Equity Investment Life Holding Co.	102,015	1,829,129
American National Insurance Co.	3,500	410,060
AmTrust Financial Services, Inc.	26,600	701,974
Argo Group International Holdings Ltd.	26,470	1,471,732
Aspen Insurance Holdings Ltd.	69,500	3,353,375
Brown & Brown, Inc.	59,800	2,204,228
CNA Financial Corp.	24,000	877,680
Employers Holdings, Inc.	30,400	953,040
Endurance Specialty Holdings Ltd.	44,996	4,137,382
Erie Indemnity Co., Class A	13,100	1,341,309
Horace Mann Educators Corp.	26,090	937,936
Infinity Property & Casualty Corp.	13,165	1,078,872
James River Group Holdings Ltd.	9,600	361,344
Kemper Corp.	72,600	2,726,130
Maiden Holdings Ltd.	53,700	733,005
Markel Corp. *	3,182	2,791,982
MBIA, Inc. *	232,300	1,788,710
Mercury General Corp.	34,300	1,868,321
Old Republic International Corp.	182,800	3,082,008
Primerica, Inc.	60,000	3,282,000
ProAssurance Corp.	45,300	2,414,490

11
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
RLI Corp.	27,100	1,510,554
Safety Insurance Group, Inc.	17,005	1,151,238
Selective Insurance Group, Inc.	29,900	1,104,805
Stewart Information Services Corp.	32,400	1,456,380
The Hanover Insurance Group, Inc.	32,800	2,499,032
Validus Holdings Ltd.	79,200	4,047,120
		55,660,672

Materials 7.3%
A. Schulman, Inc.	54,533	1,567,824
AK Steel Holding Corp. *	79,600	413,920
Axalta Coating Systems Ltd. *	47,600	1,195,712
Berry Plastics Group, Inc. *	47,500	2,078,125
Boise Cascade Co. *	78,100	1,503,425
Calgon Carbon Corp.	53,500	845,300
Carpenter Technology Corp.	59,800	1,890,278
Century Aluminum Co. *	124,800	912,288
Chemtura Corp. *	98,300	3,224,240
Clearwater Paper Corp. *	30,860	1,638,666
Cliffs Natural Resources, Inc. *	1,850,200	10,213,104
Compass Minerals International, Inc.	26,130	1,877,440
Crown Holdings, Inc. *	65,200	3,537,100
Eagle Materials, Inc.	15,570	1,260,703
Ferro Corp. *	54,130	701,525
Greif, Inc., Class A	70,000	3,280,200
H.B. Fuller Co.	38,980	1,639,889
Hecla Mining Co.	225,000	1,347,750
Innophos Holdings, Inc.	39,850	1,826,724
Innospec, Inc.	18,580	1,119,445
Kaiser Aluminum Corp.	20,880	1,513,591
KapStone Paper & Packaging Corp.	72,700	1,318,778
Koppers Holdings, Inc. *	40,260	1,318,515
Kraton Corp. *	45,800	1,173,854
Louisiana-Pacific Corp. *	70,300	1,290,005
Martin Marietta Materials, Inc.	18,800	3,485,144
Materion Corp.	43,960	1,331,988
Minerals Technologies, Inc.	24,720	1,661,184
Neenah Paper, Inc.	11,500	918,850
NewMarket Corp.	6,295	2,523,728
Olin Corp.	131,500	2,883,795
P.H. Glatfelter Co.	79,245	1,760,824
Platform Specialty Products Corp. *	35,500	258,795
PolyOne Corp.	72,700	2,125,021
Quaker Chemical Corp.	9,800	1,053,500
Royal Gold, Inc.	15,600	1,073,592
Schnitzer Steel Industries, Inc., Class A	146,810	3,545,461
Schweitzer-Mauduit International, Inc.	33,772	1,246,525
Sensient Technologies Corp.	35,300	2,630,203
Silgan Holdings, Inc.	50,000	2,547,500
Southern Copper Corp.	135,500	3,846,845
Stepan Co.	24,330	1,728,160
Stillwater Mining Co. *	74,070	986,612
SunCoke Energy, Inc.	231,600	2,364,636
The Scotts Miracle-Gro Co., Class A	34,900	3,074,341
TimkenSteel Corp. *	109,800	1,125,450
Trinseo S.A.	9,900	519,255
Tronox Ltd., Class A	253,700	2,054,970
W.R. Grace & Co.	22,000	1,473,120
Westlake Chemical Corp.	34,600	1,791,934
Worthington Industries, Inc.	57,500	2,702,500
		99,402,334

Media 2.0%
AMC Networks, Inc., Class A *	20,000	978,600
Cable One, Inc.	1,250	720,925
Cinemark Holdings, Inc.	86,700	3,450,660
Security	Number of Shares	Value ($)
Gannett Co., Inc.	121,400	943,278
John Wiley & Sons, Inc., Class A	39,000	2,012,400
Lions Gate Entertainment Corp.	35,600	724,816
Live Nation Entertainment, Inc. *	81,000	2,241,270
Loral Space & Communications, Inc. *	27,200	1,055,360
Media General, Inc. *	19,600	330,260
Meredith Corp.	32,700	1,482,945
National CineMedia, Inc.	71,100	986,157
Regal Entertainment Group, Class A	90,700	1,950,957
Scholastic Corp.	47,900	1,832,175
Sinclair Broadcast Group, Inc., Class A	38,019	954,277
Sirius XM Holdings, Inc. *	745,000	3,106,650
Starz, Class A *	48,000	1,510,080
The New York Times Co., Class A	104,500	1,139,050
Tribune Media Co., Class A	47,900	1,561,540
		26,981,400

Pharmaceuticals, Biotechnology & Life Sciences 2.3%
Alexion Pharmaceuticals, Inc. *	14,800	1,931,400
Bio-Rad Laboratories, Inc., Class A *	13,600	2,149,888
Bio-Techne Corp.	13,865	1,441,821
Bruker Corp.	41,000	840,090
Catalent, Inc. *	12,200	278,282
Charles River Laboratories International, Inc. *	29,300	2,223,284
Endo International plc *	38,600	723,750
Illumina, Inc. *	13,260	1,805,217
Impax Laboratories, Inc. *	33,700	677,370
Mallinckrodt plc *	31,821	1,885,713
Myriad Genetics, Inc. *	57,700	1,137,267
PAREXEL International Corp. *	19,220	1,119,757
PDL BioPharma, Inc.	489,750	1,576,995
PerkinElmer, Inc.	53,200	2,707,348
Prestige Brands Holdings, Inc. *	13,300	602,224
QIAGEN N.V. *	84,500	2,060,110
Quintiles IMS Holdings, Inc. *	55,226	3,961,913
Regeneron Pharmaceuticals, Inc. *	3,400	1,173,068
United Therapeutics Corp. *	14,800	1,777,036
Vertex Pharmaceuticals, Inc. *	3,500	265,510
VWR Corp. *	21,500	591,465
		30,929,508

Real Estate 9.6%
Acadia Realty Trust	8,300	279,627
Alexandria Real Estate Equities, Inc.	25,600	2,759,936
Altisource Portfolio Solutions S.A. *	26,800	690,100
American Campus Communities, Inc.	41,260	2,150,059
Apartment Investment & Management Co., Class A	51,500	2,269,605
Apple Hospitality REIT, Inc.	59,100	1,065,573
Ashford Hospitality Trust, Inc.	81,900	475,839
Brandywine Realty Trust	123,000	1,906,500
Brixmor Property Group, Inc.	72,200	1,835,324
Camden Property Trust	35,100	2,858,544
Care Capital Properties, Inc.	14,900	395,893
CBL & Associates Properties, Inc.	196,600	2,103,620
Chesapeake Lodging Trust	15,000	325,650
Columbia Property Trust, Inc.	118,200	2,491,656
Corporate Office Properties Trust	70,100	1,870,969
Cousins Properties, Inc.	29,200	226,884
CubeSmart	29,400	766,458
DCT Industrial Trust, Inc.	28,550	1,334,712
DDR Corp.	110,400	1,688,016
DiamondRock Hospitality Co.	144,600	1,323,090
Douglas Emmett, Inc.	54,300	1,981,950
DuPont Fabros Technology, Inc.	21,500	877,415

12
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
EastGroup Properties, Inc.	14,550	988,090
EPR Properties	22,800	1,658,016
Equinix, Inc.	9,486	3,389,158
Equity Commonwealth *	88,400	2,670,564
Equity LifeStyle Properties, Inc.	19,940	1,512,250
Equity One, Inc.	25,800	735,300
Essex Property Trust, Inc.	11,009	2,356,917
Extra Space Storage, Inc.	18,165	1,328,770
Federal Realty Investment Trust	17,800	2,585,094
First Industrial Realty Trust, Inc.	14,800	390,868
Franklin Street Properties Corp.	72,100	834,197
Gaming & Leisure Properties, Inc.	25,200	827,316
Government Properties Income Trust	51,100	978,054
Gramercy Property Trust	96,300	887,886
Healthcare Realty Trust, Inc.	42,800	1,364,892
Healthcare Trust of America, Inc., Class A	42,500	1,300,500
Hersha Hospitality Trust	35,725	636,620
Highwoods Properties, Inc.	44,100	2,188,683
HomeBanc Corp. *(b)(d)	6,875	—
Investors Real Estate Trust	119,900	727,793
Kilroy Realty Corp.	24,700	1,774,201
Lamar Advertising Co., Class A	31,000	1,966,950
LaSalle Hotel Properties	65,540	1,556,575
Lexington Realty Trust	152,100	1,542,294
Liberty Property Trust	86,300	3,489,109
Life Storage, Inc.	9,370	755,690
Mack-Cali Realty Corp.	98,500	2,529,480
Medical Properties Trust, Inc.	67,900	946,526
Mid-America Apartment Communities, Inc.	21,221	1,968,248
Monogram Residential Trust, Inc.	42,500	447,950
National Retail Properties, Inc.	38,500	1,756,370
NorthStar Realty Finance Corp.	103,433	1,501,847
Omega Healthcare Investors, Inc.	45,890	1,460,679
Outfront Media, Inc.	131,400	2,826,414
Paramount Group, Inc.	33,400	519,370
Parkway, Inc. *	3,650	65,773
Pebblebrook Hotel Trust	14,500	352,060
Pennsylvania Real Estate Investment Trust	45,400	885,754
Piedmont Office Realty Trust, Inc., Class A	130,500	2,672,640
Post Properties, Inc.	17,120	1,126,325
Potlatch Corp.	36,000	1,382,400
PS Business Parks, Inc.	8,550	938,704
RAIT Financial Trust	104,500	318,725
Rayonier, Inc.	125,300	3,360,546
Realogy Holdings Corp.	98,600	2,256,954
Realty Income Corp.	43,400	2,571,016
Regency Centers Corp.	29,600	2,133,272
Retail Properties of America, Inc., Class A	147,600	2,298,132
RLJ Lodging Trust	81,900	1,615,068
Ryman Hospitality Properties, Inc.	27,700	1,396,634
Sabra Health Care REIT, Inc.	45,900	1,069,470
Senior Housing Properties Trust	152,000	3,233,040
Spirit Realty Capital, Inc.	98,600	1,174,326
Sun Communities, Inc.	13,855	1,065,865
Sunstone Hotel Investors, Inc.	86,443	1,085,724
Tanger Factory Outlet Centers, Inc.	37,180	1,293,864
Taubman Centers, Inc.	28,400	2,057,864
The GEO Group, Inc.	70,536	1,690,043
Tier REIT, Inc.	21,000	309,750
UDR, Inc.	83,600	2,923,492
VEREIT, Inc.	76,400	718,160
Washington Prime Group, Inc.	86,200	904,238
Washington Real Estate Investment Trust	44,900	1,320,958
Weingarten Realty Investors	56,900	2,060,349
Security	Number of Shares	Value ($)
WP Carey, Inc.	28,200	1,712,868
Xenia Hotels & Resorts, Inc.	44,300	691,523
		130,765,628

Retailing 5.2%
Aaron's, Inc.	133,100	3,288,901
Asbury Automotive Group, Inc. *	35,800	1,824,010
Ascena Retail Group, Inc. *	348,800	1,705,632
Barnes & Noble Education, Inc. *	80,000	744,800
Barnes & Noble, Inc.	157,000	1,617,100
Burlington Stores, Inc. *	37,000	2,772,780
Cabela's, Inc. *	29,600	1,823,656
Caleres, Inc.	67,042	1,676,721
DSW, Inc., Class A	110,836	2,302,064
Express, Inc. *	141,100	1,696,022
Five Below, Inc. *	24,000	901,920
Fred's, Inc., Class A	137,170	1,252,362
Genesco, Inc. *	40,600	2,184,280
Group 1 Automotive, Inc.	49,300	2,971,311
Hibbett Sports, Inc. *	36,485	1,417,442
HSN, Inc.	42,500	1,602,250
Lands' End, Inc. *(a)	40,000	624,000
Liberty TripAdvisor Holdings, Inc., Class A *	31,600	701,520
Lithia Motors, Inc., Class A	15,535	1,332,592
Lumber Liquidators Holdings, Inc. *(a)	74,500	1,155,495
Monro Muffler Brake, Inc.	13,840	761,200
Netflix, Inc. *	20,790	2,596,047
Nutrisystem, Inc.	31,930	1,012,181
Penske Automotive Group, Inc.	57,000	2,550,750
Pier 1 Imports, Inc.	427,585	1,842,891
Pool Corp.	21,280	1,970,102
Rent-A-Center, Inc.	299,800	3,024,982
Restoration Hardware Holdings, Inc. *(a)	19,700	570,709
Sally Beauty Holdings, Inc. *	104,465	2,709,822
Select Comfort Corp. *	45,270	868,731
Shoe Carnival, Inc.	14,100	357,717
Shutterfly, Inc. *	15,200	744,800
Sonic Automotive, Inc., Class A	96,400	1,725,560
Stage Stores, Inc.	246,055	1,252,420
The Buckle, Inc. (a)	66,822	1,393,239
The Cato Corp., Class A	37,795	1,121,378
The Children's Place, Inc.	32,160	2,442,552
The Finish Line, Inc., Class A	113,652	2,237,808
The Michaels Cos., Inc. *	32,400	753,300
TripAdvisor, Inc. *	17,000	1,096,160
Tuesday Morning Corp. *	111,300	550,935
Ulta Salon, Cosmetics & Fragrance, Inc. *	13,000	3,163,420
Vitamin Shoppe, Inc. *	41,700	1,044,585
Zumiez, Inc. *	38,600	858,850
		70,244,997

Semiconductors & Semiconductor Equipment 2.8%
Advanced Energy Industries, Inc. *	7,800	372,060
Advanced Micro Devices, Inc. *	668,000	4,829,640
Amkor Technology, Inc. *	201,800	1,870,686
Brooks Automation, Inc.	64,490	840,305
Cabot Microelectronics Corp.	29,630	1,637,354
Cirrus Logic, Inc. *	32,335	1,745,443
Cree, Inc. *	77,000	1,717,100
Cypress Semiconductor Corp.	162,203	1,617,164
Diodes, Inc. *	33,300	689,643
Entegris, Inc. *	75,245	1,196,395
First Solar, Inc. *	61,200	2,477,988
Integrated Device Technology, Inc. *	45,780	948,104
Intersil Corp., Class A	103,400	2,283,072

13
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Microsemi Corp. *	33,812	1,424,500
MKS Instruments, Inc.	34,550	1,743,047
ON Semiconductor Corp. *	285,200	3,328,284
Photronics, Inc. *	77,825	754,903
Power Integrations, Inc.	5,600	360,920
Qorvo, Inc. *	27,600	1,535,940
Silicon Laboratories, Inc. *	27,190	1,630,040
Synaptics, Inc. *	13,305	693,457
Teradyne, Inc.	129,200	3,009,068
Tessera Technologies, Inc.	10,500	389,550
Veeco Instruments, Inc. *	57,260	1,242,542
		38,337,205

Software & Services 6.2%
ACI Worldwide, Inc. *	42,400	768,288
Acxiom Corp. *	63,215	1,489,345
ANSYS, Inc. *	20,900	1,909,215
Cadence Design Systems, Inc. *	55,100	1,409,458
Cardtronics plc, Class A *	19,300	965,000
CDK Global, Inc.	25,600	1,398,016
Cimpress N.V. *	13,020	1,083,915
CommVault Systems, Inc. *	6,800	363,800
Convergys Corp.	105,600	3,083,520
CoreLogic, Inc. *	84,000	3,575,040
CSG Systems International, Inc.	26,145	994,294
DST Systems, Inc.	27,400	2,634,784
EarthLink Holdings Corp.	186,175	1,064,921
EPAM Systems, Inc. *	4,900	315,413
Euronet Worldwide, Inc. *	14,295	1,137,167
Fair Isaac Corp.	16,105	1,943,551
First Data Corp., Class A *	116,600	1,631,234
FleetCor Technologies, Inc. *	8,800	1,542,640
Gartner, Inc. *	23,900	2,056,356
Genpact Ltd. *	84,250	1,936,908
j2 Global, Inc.	13,585	966,573
Jack Henry & Associates, Inc.	28,680	2,323,654
LinkedIn Corp., Class A *	6,400	1,213,440
Manhattan Associates, Inc. *	16,080	814,291
ManTech International Corp., Class A	55,400	2,151,182
MAXIMUS, Inc.	31,680	1,649,261
Mentor Graphics Corp.	66,820	1,931,098
Monster Worldwide, Inc. *	344,500	1,174,745
NeuStar, Inc., Class A *	97,075	2,179,334
Nuance Communications, Inc. *	72,600	1,017,852
Progress Software Corp. *	61,125	1,644,874
PTC, Inc. *	48,040	2,279,018
Rackspace Hosting, Inc. *	69,420	2,217,275
Red Hat, Inc. *	34,200	2,648,790
Sabre Corp.	15,400	397,782
salesforce.com, Inc. *	27,833	2,091,928
Science Applications International Corp.	52,700	3,631,557
SS&C Technologies Holdings, Inc.	24,600	785,478
Sykes Enterprises, Inc. *	39,555	1,057,701
Synopsys, Inc. *	49,900	2,959,569
Take-Two Interactive Software, Inc. *	48,755	2,164,234
TiVo Corp. *	95,707	1,899,784
Travelport Worldwide Ltd.	98,700	1,393,644
Unisys Corp. *	159,900	1,670,955
Vantiv, Inc., Class A *	24,800	1,447,328
Verint Systems, Inc. *	22,300	802,800
VeriSign, Inc. *	36,400	3,058,328
VMware, Inc., Class A *(a)	23,300	1,831,380
WebMD Health Corp. *	23,600	1,159,468
WEX, Inc. *	12,700	1,385,570
Zynga, Inc., Class A *	268,400	754,204
		84,005,962

Security	Number of Shares	Value ($)
Technology Hardware & Equipment 4.3%
ADTRAN, Inc.	80,445	1,460,077
AVX Corp.	57,100	800,542
Belden, Inc.	28,040	1,817,272
Benchmark Electronics, Inc. *	121,900	3,065,785
Cognex Corp.	18,930	976,788
Coherent, Inc. *	13,240	1,378,549
CommScope Holding Co., Inc. *	77,900	2,379,845
Comtech Telecommunications Corp.	79,970	831,688
Diebold, Inc.	77,800	1,696,040
Dolby Laboratories, Inc., Class A	40,100	1,908,359
Eastman Kodak Co. *	32,000	476,800
EchoStar Corp., Class A *	40,200	1,878,948
Electronics For Imaging, Inc. *	15,902	676,312
ePlus, Inc. *	4,400	402,820
Fabrinet *	22,600	857,896
Finisar Corp. *	74,730	2,046,107
Harmonic, Inc. *	219,300	1,118,430
II-VI, Inc. *	36,100	1,003,580
Insight Enterprises, Inc. *	110,900	3,192,811
InterDigital, Inc.	24,400	1,723,860
IPG Photonics Corp. *	9,300	902,193
Itron, Inc. *	33,700	1,816,430
Knowles Corp. *	118,800	1,774,872
Littelfuse, Inc.	9,645	1,345,477
Lumentum Holdings, Inc. *	11,900	399,840
Methode Electronics, Inc.	23,500	733,200
MTS Systems Corp.	16,680	793,134
National Instruments Corp.	58,442	1,641,636
NETGEAR, Inc. *	30,950	1,562,975
NetScout Systems, Inc. *	14,600	400,770
OSI Systems, Inc. *	10,200	715,326
Plantronics, Inc.	31,910	1,650,066
Plexus Corp. *	53,080	2,431,595
Rofin-Sinar Technologies, Inc. *	26,210	853,136
Rogers Corp. *	5,500	299,365
ScanSource, Inc. *	58,440	2,045,400
Super Micro Computer, Inc. *	27,000	639,900
Trimble, Inc. *	94,500	2,611,980
TTM Technologies, Inc. *	87,600	1,151,940
VeriFone Systems, Inc. *	54,600	845,208
ViaSat, Inc. *	15,215	1,075,092
Viavi Solutions, Inc. *	161,400	1,149,168
Zebra Technologies Corp., Class A *	27,620	1,818,501
		58,349,713

Telecommunication Services 1.0%
ATN International, Inc.	4,500	304,380
Cincinnati Bell, Inc. *	72,920	1,432,878
Consolidated Communications Holdings, Inc.	48,714	1,165,726
General Communication, Inc., Class A *	39,400	624,096
Inteliquent, Inc.	43,100	723,649
Iridium Communications, Inc. *	88,900	724,535
SBA Communications Corp., Class A *	23,105	2,617,334
Spok Holdings, Inc.	17,800	321,290
Vonage Holdings Corp. *	183,300	1,257,438
Windstream Holdings, Inc. (a)	424,100	3,329,185
Zayo Group Holdings, Inc. *	27,500	884,950
		13,385,461

Transportation 3.1%
Allegiant Travel Co.	7,900	1,089,410
AMERCO	3,300	1,063,887
ArcBest Corp.	73,040	1,453,496

14
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Atlas Air Worldwide Holdings, Inc. *	39,400	1,648,890
Copa Holdings S.A., Class A	43,100	3,975,113
Echo Global Logistics, Inc. *	13,900	294,680
Forward Air Corp.	23,025	951,393
Genesee & Wyoming, Inc., Class A *	23,965	1,628,182
Hawaiian Holdings, Inc. *	20,740	933,819
Heartland Express, Inc.	43,565	801,596
Hub Group, Inc., Class A *	54,310	1,979,599
Kirby Corp. *	43,300	2,552,535
Knight Transportation, Inc.	51,325	1,501,256
Landstar System, Inc.	43,870	3,121,350
Macquarie Infrastructure Corp.	21,000	1,718,010
Marten Transport Ltd.	34,500	707,250
Matson, Inc.	28,800	1,150,272
Old Dominion Freight Line, Inc. *	33,675	2,514,849
Roadrunner Transportation Systems, Inc. *	48,700	370,120
Saia, Inc. *	35,950	1,281,618
SkyWest, Inc.	123,800	3,732,570
Spirit Airlines, Inc. *	38,000	1,821,340
Swift Transportation Co. *	79,100	1,770,258
United Continental Holdings, Inc. *	51,000	2,867,730
Werner Enterprises, Inc.	74,600	1,794,130
		42,723,353

Utilities 3.4%
ALLETE, Inc.	32,600	1,998,054
American States Water Co.	22,530	900,749
Aqua America, Inc.	75,275	2,310,943
Avangrid, Inc.	9,900	390,159
Avista Corp.	57,100	2,363,940
Black Hills Corp.	40,800	2,523,480
California Water Service Group	32,480	1,006,880
Dynegy, Inc. *	104,000	1,107,600
El Paso Electric Co.	40,290	1,861,398
Hawaiian Electric Industries, Inc.	102,900	3,035,550
IDACORP, Inc.	29,600	2,320,344
MGE Energy, Inc.	20,550	1,201,148
New Jersey Resources Corp.	65,400	2,220,330
Northwest Natural Gas Co.	24,705	1,452,654
NorthWestern Corp.	31,500	1,812,825
ONE Gas, Inc.	33,700	2,065,136
Otter Tail Corp.	42,980	1,545,131
PNM Resources, Inc.	90,400	2,969,640
Portland General Electric Co.	75,600	3,299,184
South Jersey Industries, Inc.	49,080	1,455,222
Southwest Gas Corp.	42,100	3,050,566
Spire, Inc.	24,440	1,534,832
The Empire District Electric Co.	40,910	1,400,349
WGL Holdings, Inc.	41,700	2,630,019
		46,456,133
Total Common Stock
(Cost $1,117,444,910)		1,348,732,855

Rights 0.0% of net assets

Technology Hardware & Equipment 0.0%
Gerber Scientific, Inc. CVR *(b)(d)	19,700	—

Telecommunication Services 0.0%
Leap Wireless CVR *(b)(d)	105,700	317,100
Total Rights
(Cost $266,857)		317,100

Security	Number of Shares	Value ($)
Other Investment Companies 2.8% of net assets

Money Market Fund 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25% (c)	10,788,722	10,788,722

Securities Lending Collateral 2.0%
Wells Fargo Government Money Market Fund, Select Class 0.32% (c)	27,449,000	27,449,000
Total Other Investment Companies
(Cost $38,237,722)		38,237,722

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $1,160,585,311 and the unrealized appreciation and depreciation were $305,762,362 and ($79,059,996), respectively, with a net unrealized appreciation of $226,702,366.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $26,051,203.
(b)	Illiquid security. At the period end, the value of these amounted to $317,100 or 0.0% of net assets.
(c)	The rate shown is the 7-day yield.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
Russell 2000 Index, mini, Long, expires 12/16/16	92	10,941,560	(449,989)

15
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
98.4%	Common Stock	1,038,626,509	956,039,183
0.7%	Preferred Stock	8,293,244	6,972,658
0.0%	Rights	14,095	39,639
0.7%	Other Investment Company	6,974,447	6,974,447
0.5%	Short-Term Investments	4,242,264	4,242,264
100.3%	Total Investments	1,058,150,559	974,268,191
(0.3%)	Other Assets and Liabilities, Net		(2,860,707)
100.0%	Net Assets		971,407,484

Security	Number of Shares	Value ($)
Common Stock 98.4% of net assets

Australia 6.4%
Banks 2.0%
Australia & New Zealand Banking Group Ltd.	214,967	4,539,116
Bendigo & Adelaide Bank Ltd.	33,879	286,103
Commonwealth Bank of Australia	91,947	5,118,771
National Australia Bank Ltd.	196,839	4,178,386
Westpac Banking Corp.	215,944	4,993,691
		19,116,067
Capital Goods 0.0%
CIMIC Group Ltd.	11,040	247,749
Commercial & Professional Supplies 0.1%
Brambles Ltd.	66,010	577,938
Downer EDI Ltd.	123,057	543,898
		1,121,836
Consumer Services 0.1%
Tabcorp Holdings Ltd.	85,883	315,533
Tatts Group Ltd.	123,751	381,469
		697,002
Diversified Financials 0.2%
AMP Ltd.	246,370	854,341
BGP Holdings plc (a)(f)	453,854	24,413
Macquarie Group Ltd.	14,372	868,778
		1,747,532
Energy 0.4%
Caltex Australia Ltd.	28,152	655,301
Origin Energy Ltd.	251,321	1,012,968
Santos Ltd.	174,188	466,084
Woodside Petroleum Ltd.	65,080	1,393,102
WorleyParsons Ltd. *	90,320	577,232
		4,104,687
Food & Staples Retailing 0.9%
Metcash Ltd. *	400,164	603,913
Wesfarmers Ltd.	145,006	4,515,332
Woolworths Ltd.	196,974	3,534,935
		8,654,180
Food, Beverage & Tobacco 0.1%
Coca-Cola Amatil Ltd.	56,205	407,193
Security	Number of Shares	Value ($)
Health Care Equipment & Services 0.0%
Sonic Healthcare Ltd.	25,241	392,559
Insurance 0.3%
Insurance Australia Group Ltd.	154,143	644,442
Medibank Pvt Ltd.	145,895	285,826
QBE Insurance Group Ltd.	127,351	964,873
Suncorp Group Ltd.	150,402	1,365,064
		3,260,205
Materials 1.6%
Amcor Ltd.	56,925	635,377
Arrium Ltd. *(a)(f)	11,838,630	41,606
BHP Billiton Ltd.	492,253	8,600,068
BlueScope Steel Ltd.	96,239	570,950
Boral Ltd.	63,713	304,407
CSR Ltd.	90,122	250,243
Fortescue Metals Group Ltd.	197,371	828,292
Iluka Resources Ltd.	56,788	248,965
Incitec Pivot Ltd.	140,475	314,182
Newcrest Mining Ltd.	42,047	736,219
Orica Ltd.	60,328	745,315
Rio Tinto Ltd.	51,945	2,149,197
		15,424,821
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
CSL Ltd.	14,780	1,127,796
Real Estate 0.2%
LendLease Group	42,202	432,313
Mirvac Group	195,529	310,175
Scentre Group	146,092	467,573
Stockland	168,060	564,419
Westfield Corp.	64,923	438,741
		2,213,221
Telecommunication Services 0.2%
Telstra Corp., Ltd.	394,341	1,491,375
Transportation 0.1%
Aurizon Holdings Ltd.	136,960	507,425
Transurban Group	38,244	301,765
		809,190
Utilities 0.1%
AGL Energy Ltd.	48,681	709,161
APA Group	42,185	254,951
DUET Group	127,121	230,143
		1,194,255
		62,009,668

Austria 0.4%
Banks 0.2%
Erste Group Bank AG *	30,990	971,809
Raiffeisen Bank International AG *	26,767	438,371
		1,410,180
Energy 0.1%
OMV AG	44,652	1,393,571

16
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Materials 0.1%
voestalpine AG	17,849	632,320
		3,436,071

Belgium 0.7%
Banks 0.1%
KBC Group N.V. *	13,206	805,051
Diversified Financials 0.0%
Groupe Bruxelles Lambert S.A.	4,945	425,106
Food & Staples Retailing 0.0%
Colruyt S.A.	6,023	323,724
Food, Beverage & Tobacco 0.3%
Anheuser-Busch InBev S.A./N.V.	23,005	2,640,279
Insurance 0.1%
Ageas	19,973	729,682
Materials 0.1%
Solvay S.A.	6,085	698,031
Umicore S.A.	12,616	766,827
		1,464,858
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
UCB S.A.	3,759	254,378
Telecommunication Services 0.1%
Proximus	18,365	525,652
		7,168,730

Canada 7.5%
Automobiles & Components 0.2%
Magna International, Inc.	48,827	2,004,699
Banks 1.8%
Bank of Montreal	36,261	2,307,641
Canadian Imperial Bank of Commerce	27,261	2,042,593
National Bank of Canada	22,033	786,506
Royal Bank of Canada	72,444	4,526,062
The Bank of Nova Scotia	67,215	3,612,061
The Toronto-Dominion Bank	82,152	3,727,556
		17,002,419
Capital Goods 0.1%
Bombardier, Inc., Class B *	317,453	421,283
Finning International, Inc.	21,317	396,684
SNC-Lavalin Group, Inc.	10,240	416,074
		1,234,041
Diversified Financials 0.2%
Brookfield Asset Management, Inc., Class A	40,332	1,412,357
CI Financial Corp.	16,015	294,677
IGM Financial, Inc.	9,234	247,837
Onex Corp.	6,515	421,413
		2,376,284
Energy 2.2%
ARC Resources Ltd.	24,272	412,043
Baytex Energy Corp. *(b)	81,492	313,501
Cameco Corp.	24,967	192,283
Canadian Natural Resources Ltd.	83,645	2,654,714
Cenovus Energy, Inc.	111,895	1,614,231
Crescent Point Energy Corp.	48,871	581,876
Enbridge, Inc.	34,958	1,509,556
Encana Corp.	174,397	1,662,967
Enerplus Corp.	67,147	452,052
Gibson Energy, Inc.	21,053	264,163
Husky Energy, Inc. *	63,821	686,600
Imperial Oil Ltd.	22,141	718,060
Inter Pipeline Ltd.	16,074	333,272
Security	Number of Shares	Value ($)
Keyera Corp.	7,300	219,114
Pacific Exploration & Production Corp. *(a)(f)	175,814	—
Pembina Pipeline Corp.	15,278	469,400
Pengrowth Energy Corp.	258,995	399,701
Penn West Petroleum Ltd. *(b)	663,111	1,057,972
Suncor Energy, Inc.	183,537	5,507,615
TransCanada Corp.	44,472	2,013,226
Vermilion Energy, Inc.	7,654	300,157
		21,362,503
Food & Staples Retailing 0.3%
Alimentation Couche-Tard, Inc., Class B	16,840	845,955
Empire Co., Ltd., Class A	30,700	442,201
George Weston Ltd.	5,711	465,378
Loblaw Cos., Ltd.	15,543	766,895
Metro, Inc.	22,294	689,114
		3,209,543
Food, Beverage & Tobacco 0.1%
Saputo, Inc.	13,375	480,634
Insurance 0.5%
Fairfax Financial Holdings Ltd.	570	291,927
Great-West Lifeco, Inc.	15,454	388,165
Intact Financial Corp.	5,206	353,898
Manulife Financial Corp.	82,000	1,187,848
Power Corp. of Canada	39,444	846,048
Power Financial Corp.	20,214	477,733
Sun Life Financial, Inc.	28,275	946,294
		4,491,913
Materials 1.0%
Agnico-Eagle Mines Ltd.	5,400	274,247
Agrium, Inc.	12,553	1,152,353
Barrick Gold Corp.	77,239	1,359,010
First Quantum Minerals Ltd.	73,470	697,836
Goldcorp, Inc.	44,020	668,521
Kinross Gold Corp. *	80,992	314,597
Methanex Corp.	6,600	239,879
Potash Corp. of Saskatchewan, Inc.	91,664	1,490,488
Teck Resources Ltd., Class B	151,468	3,270,345
West Fraser Timber Co., Ltd.	5,800	198,566
Yamana Gold, Inc.	101,378	362,037
		10,027,879
Media 0.1%
Quebecor, Inc., Class B	7,925	222,394
Shaw Communications, Inc., Class B	30,055	595,588
		817,982
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Valeant Pharmaceuticals International, Inc. *	9,109	162,581
Retailing 0.1%
Canadian Tire Corp., Ltd., Class A	5,576	542,011
Dollarama, Inc.	2,900	216,705
		758,716
Software & Services 0.0%
CGI Group, Inc., Class A *	7,392	351,110
Technology Hardware & Equipment 0.1%
BlackBerry Ltd. *	101,588	717,243
Celestica, Inc. *	25,766	304,859
		1,022,102

17
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Telecommunication Services 0.3%
BCE, Inc.	29,712	1,349,921
Rogers Communications, Inc., Class B	23,841	959,115
TELUS Corp.	22,571	730,827
		3,039,863
Transportation 0.3%
Canadian National Railway Co.	31,617	1,987,583
Canadian Pacific Railway Ltd.	4,750	679,017
		2,666,600
Utilities 0.2%
Atco Ltd., Class I	8,089	283,564
Canadian Utilities Ltd., Class A	11,993	342,721
Emera, Inc.	6,798	237,091
Fortis, Inc.	17,627	580,207
TransAlta Corp.	82,121	361,840
		1,805,423
		72,814,292

Denmark 0.8%
Banks 0.1%
Danske Bank A/S	23,712	731,492
Capital Goods 0.1%
Vestas Wind Systems A/S	5,154	412,917
Commercial & Professional Supplies 0.0%
ISS A/S	8,292	325,508
Consumer Durables & Apparel 0.0%
Pandora A/S	1,698	220,834
Food, Beverage & Tobacco 0.1%
Carlsberg A/S, Class B	7,472	673,185
Health Care Equipment & Services 0.0%
Coloplast A/S, Class B	2,957	205,993
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Novo Nordisk A/S, Class B	36,821	1,311,766
Telecommunication Services 0.1%
TDC A/S *	162,194	894,256
Transportation 0.3%
AP Moeller - Maersk A/S, Series A	748	1,093,324
AP Moeller - Maersk A/S, Series B	865	1,326,807
DSV A/S	6,382	309,015
		2,729,146
		7,505,097

Finland 0.9%
Automobiles & Components 0.0%
Nokian Renkaat Oyj	8,124	272,492
Capital Goods 0.1%
Kone Oyj, Class B	11,222	516,343
Metso Oyj	12,469	326,934
Wartsila Oyj Abp	8,177	353,363
		1,196,640
Energy 0.1%
Neste Oyj	13,785	594,714
Food & Staples Retailing 0.1%
Kesko Oyj, B Shares	15,965	793,300
Insurance 0.1%
Sampo Oyj, A Shares	19,011	870,970
Materials 0.2%
Stora Enso Oyj, R Shares	80,253	758,401
UPM-Kymmene Oyj	58,532	1,361,543
		2,119,944
Security	Number of Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Orion Oyj, Class B	7,453	317,229
Technology Hardware & Equipment 0.2%
Nokia Oyj	366,167	1,634,774
Telecommunication Services 0.0%
Elisa Oyj	7,172	241,633
Utilities 0.1%
Fortum Oyj	53,235	887,369
		8,929,065

France 9.8%
Automobiles & Components 0.3%
Faurecia	8,064	297,250
Peugeot S.A. *	53,040	794,275
Renault S.A.	17,500	1,521,832
Valeo S.A.	13,668	788,710
		3,402,067
Banks 1.0%
BNP Paribas S.A.	93,858	5,442,192
Credit Agricole S.A.	95,968	1,035,398
Natixis S.A.	51,991	263,050
Societe Generale S.A.	88,486	3,451,618
		10,192,258
Capital Goods 1.5%
Airbus Group SE	20,396	1,211,112
Alstom S.A. *	22,835	613,615
Bouygues S.A.	35,522	1,157,928
Compagnie de Saint-Gobain	65,697	2,917,155
Eiffage S.A.	4,838	358,179
Legrand S.A.	12,596	711,634
Rexel S.A.	62,167	862,209
Safran S.A.	12,411	854,018
Schneider Electric SE	41,530	2,792,896
Thales S.A.	4,156	391,017
Vinci S.A.	39,060	2,828,705
Zodiac Aerospace	10,996	267,227
		14,965,695
Commercial & Professional Supplies 0.1%
Bureau Veritas S.A.	9,857	186,170
Teleperformance	2,887	305,034
		491,204
Consumer Durables & Apparel 0.4%
Christian Dior SE	3,447	664,809
Kering	4,394	974,893
LVMH Moet Hennessy Louis Vuitton SE	11,938	2,173,446
		3,813,148
Consumer Services 0.1%
Accor S.A.	13,217	501,537
Sodexo S.A.	5,015	582,346
		1,083,883
Diversified Financials 0.0%
Eurazeo S.A.	3,105	178,798
Wendel S.A.	2,357	271,163
		449,961
Energy 2.0%
CGG S.A. *(b)	10,517	277,778
Technip S.A.	12,713	843,761
TOTAL S.A.	369,236	17,688,214
Vallourec S.A. *(b)	92,756	455,831
		19,265,584

18
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Food & Staples Retailing 0.4%
Carrefour S.A.	92,015	2,411,616
Casino Guichard Perrachon S.A.	15,103	751,842
Rallye S.A. (b)	22,590	409,266
		3,572,724
Food, Beverage & Tobacco 0.3%
Danone S.A.	30,983	2,148,929
Pernod-Ricard S.A.	8,811	1,047,833
		3,196,762
Health Care Equipment & Services 0.1%
Essilor International S.A.	5,300	595,579
Household & Personal Products 0.2%
L'Oreal S.A.	8,626	1,545,427
Insurance 0.4%
AXA S.A.	137,771	3,108,433
CNP Assurances	16,345	283,066
SCOR SE	12,183	394,530
		3,786,029
Materials 0.3%
Air Liquide S.A.	20,376	2,070,459
Arkema S.A.	7,301	692,298
		2,762,757
Media 0.4%
Eutelsat Communications S.A.	11,456	240,058
Publicis Groupe S.A.	8,382	575,003
Vivendi S.A.	151,315	3,062,697
		3,877,758
Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Sanofi	84,093	6,544,014
Real Estate 0.1%
Klepierre	5,638	230,413
Unibail-Rodamco SE	2,851	676,727
		907,140
Software & Services 0.1%
Atos SE	4,914	509,943
Capgemini S.A.	8,455	700,217
		1,210,160
Telecommunication Services 0.5%
Orange S.A.	313,762	4,936,623
Transportation 0.1%
Air France-KLM *(b)	75,026	457,335
Bollore S.A.	57,488	189,265
		646,600
Utilities 0.8%
Electricite de France S.A. (b)	83,934	940,918
Engie S.A.	370,184	5,338,689
Suez	38,958	617,081
Veolia Environnement S.A.	63,305	1,383,049
		8,279,737
		95,525,110

Germany 8.5%
Automobiles & Components 1.3%
Bayerische Motoren Werke AG	38,423	3,352,232
Continental AG	5,964	1,145,630
Daimler AG - Reg'd	94,321	6,729,046
Leoni AG	7,460	282,954
Volkswagen AG	4,721	705,717
		12,215,579
Banks 0.1%
Commerzbank AG	145,765	992,692
Security	Number of Shares	Value ($)
Capital Goods 0.9%
Brenntag AG	12,175	650,878
GEA Group AG	8,054	311,946
HOCHTIEF AG	2,001	273,230
Kloeckner & Co. SE *	23,720	296,212
MAN SE	2,193	224,467
MTU Aero Engines AG	2,572	268,579
OSRAM Licht AG	7,281	413,537
Rheinmetall AG	3,468	240,741
Siemens AG - Reg'd	57,742	6,560,493
		9,240,083
Commercial & Professional Supplies 0.0%
Bilfinger SE *(b)	8,429	296,819
Consumer Durables & Apparel 0.2%
adidas AG	9,754	1,602,524
Hugo Boss AG	6,028	379,043
		1,981,567
Diversified Financials 0.3%
Deutsche Bank AG - Reg'd *	171,369	2,478,275
Deutsche Boerse AG *	6,485	506,403
		2,984,678
Food & Staples Retailing 0.1%
METRO AG	41,821	1,252,715
Food, Beverage & Tobacco 0.0%
Suedzucker AG	14,930	382,992
Health Care Equipment & Services 0.2%
Fresenius Medical Care AG & Co. KGaA	8,630	702,949
Fresenius SE & Co. KGaA	14,936	1,103,579
		1,806,528
Household & Personal Products 0.1%
Beiersdorf AG	3,415	301,065
Henkel AG & Co. KGaA	4,305	474,335
		775,400
Insurance 0.8%
Allianz SE - Reg'd	31,875	4,975,822
Hannover Rueck SE	3,106	346,509
Muenchener Rueckversicherungs-Gesellschaft AG - Reg'd	12,494	2,425,829
		7,748,160
Materials 1.6%
Aurubis AG	10,475	546,130
BASF SE	100,227	8,847,835
Evonik Industries AG	10,162	318,238
Fuchs Petrolub AG	1,213	47,997
HeidelbergCement AG	11,653	1,102,351
K&S AG - Reg'd	25,947	525,420
LANXESS AG	10,632	681,774
Linde AG	12,145	2,005,948
Salzgitter AG	11,119	365,503
ThyssenKrupp AG	36,169	839,233
		15,280,429
Media 0.0%
ProSiebenSat.1 Media SE	11,004	474,252
Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Bayer AG - Reg'd	44,688	4,437,055
Merck KGaA	4,273	439,820
		4,876,875
Real Estate 0.0%
Vonovia SE	5,772	203,491
Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	40,276	724,375

19
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Software & Services 0.3%
SAP SE	27,940	2,461,498
Telecommunication Services 0.6%
Deutsche Telekom AG - Reg'd	339,708	5,542,410
Freenet AG	12,345	353,920
		5,896,330
Transportation 0.4%
Deutsche Lufthansa AG - Reg'd	49,275	630,676
Deutsche Post AG - Reg'd	89,694	2,781,489
		3,412,165
Utilities 1.0%
E.ON SE	741,406	5,433,657
RWE AG *	236,738	3,766,308
Uniper SE *	21,570	287,102
		9,487,067
		82,493,695

Hong Kong 1.4%
Banks 0.1%
BOC Hong Kong (Holdings) Ltd.	175,000	623,745
Hang Seng Bank Ltd.	26,300	474,302
		1,098,047
Capital Goods 0.3%
CK Hutchison Holdings Ltd.	16,000	197,568
Jardine Matheson Holdings Ltd.	15,200	925,832
Jardine Strategic Holdings Ltd.	12,500	438,592
Noble Group Ltd. *(b)	8,431,431	1,002,512
		2,564,504
Consumer Durables & Apparel 0.1%
Li & Fung Ltd.	868,000	426,688
Yue Yuen Industrial Holdings Ltd.	70,500	268,481
		695,169
Consumer Services 0.1%
Galaxy Entertainment Group Ltd.	89,000	364,422
Sands China Ltd.	102,000	442,655
SJM Holdings Ltd.	354,000	244,336
		1,051,413
Diversified Financials 0.0%
Hong Kong Exchanges & Clearing Ltd.	10,300	272,296
Food, Beverage & Tobacco 0.1%
China Mengniu Dairy Co., Ltd.	134,000	253,128
Want Want China Holdings Ltd.	338,000	205,763
		458,891
Insurance 0.1%
AIA Group Ltd.	202,800	1,275,815
Real Estate 0.4%
Cheung Kong Property Holdings Ltd.	19,000	140,460
Hongkong Land Holdings Ltd.	35,000	234,370
Link REIT	41,500	295,228
New World Development Co., Ltd.	339,000	421,462
Sun Hung Kai Properties Ltd.	56,000	833,903
Swire Pacific Ltd., Class A	58,500	608,041
Swire Pacific Ltd., Class B	76,051	142,218
The Wharf Holdings Ltd.	62,000	464,858
Wheelock & Co., Ltd.	51,000	313,859
		3,454,399
Retailing 0.0%
Esprit Holdings Ltd. *	422,084	348,100
Transportation 0.0%
MTR Corp., Ltd.	53,000	293,306
Security	Number of Shares	Value ($)
Utilities 0.2%
CLP Holdings Ltd.	95,500	970,756
Hong Kong & China Gas Co., Ltd.	175,238	342,321
Power Assets Holdings Ltd.	28,000	262,799
		1,575,876
		13,087,816

Ireland 0.6%
Banks 0.0%
Bank of Ireland *	1,128,262	241,507
Commercial & Professional Supplies 0.1%
Experian plc	38,152	733,455
Food, Beverage & Tobacco 0.0%
Kerry Group plc, Class A	4,617	335,218
Materials 0.2%
CRH plc	55,423	1,799,256
Smurfit Kappa Group plc	20,199	442,582
		2,241,838
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Shire plc	12,619	712,503
Technology Hardware & Equipment 0.2%
Seagate Technology plc	51,793	1,777,018
		6,041,539

Israel 0.4%
Banks 0.1%
Bank Hapoalim B.M.	50,145	289,223
Bank Leumi Le-Israel B.M. *	105,428	397,786
		687,009
Materials 0.0%
Israel Chemicals Ltd.	102,557	364,444
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Teva Pharmaceutical Industries Ltd.	47,867	1,999,201
Software & Services 0.0%
Check Point Software Technologies Ltd. *	3,413	288,603
Telecommunication Services 0.1%
Bezeq The Israeli Telecommunication Corp., Ltd.	231,669	420,805
		3,760,062

Italy 3.0%
Banks 0.7%
Banca Monte dei Paschi di Siena S.p.A. *	1,516,500	406,183
Banca Popolare dell'Emilia Romagna SC	51,617	242,552
Banco Popolare SC	74,188	214,129
Intesa Sanpaolo S.p.A.	1,165,782	2,703,064
UniCredit S.p.A.	1,178,462	2,924,482
Unione di Banche Italiane S.p.A. (b)	155,677	429,513
		6,919,923
Capital Goods 0.1%
Leonardo-Finmeccanica S.p.A. *	29,248	356,137
Prysmian S.p.A.	13,306	330,888
		687,025
Consumer Durables & Apparel 0.0%
Luxottica Group S.p.A.	6,094	303,435
Diversified Financials 0.1%
EXOR S.p.A.	33,434	1,421,438

20
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Energy 1.0%
Eni S.p.A.	608,052	8,824,207
Saipem S.p.A. *	1,063,612	437,370
		9,261,577
Insurance 0.1%
Assicurazioni Generali S.p.A.	98,468	1,271,945
Poste Italiane S.p.A (d)	20,381	135,670
		1,407,615
Media 0.0%
Mediaset S.p.A.	105,135	300,658
Telecommunication Services 0.2%
Telecom Italia S.p.A. *	2,181,696	1,896,533
Transportation 0.1%
Atlantia S.p.A.	21,324	522,096
Utilities 0.7%
Enel S.p.A.	1,313,124	5,645,563
Snam S.p.A.	146,667	772,762
Terna - Rete Elettrica Nationale S.p.A.	78,247	383,013
		6,801,338
		29,521,638

Japan 22.2%
Automobiles & Components 3.4%
Aisin Seiki Co., Ltd.	22,600	992,763
Bridgestone Corp.	63,500	2,370,051
Calsonic Kansei Corp.	30,000	375,978
Denso Corp.	41,100	1,788,466
Fuji Heavy Industries Ltd.	23,500	918,297
Honda Motor Co., Ltd.	187,500	5,610,301
Isuzu Motors Ltd.	58,000	717,411
Koito Manufacturing Co., Ltd.	5,300	278,260
Mazda Motor Corp.	49,000	812,605
Mitsubishi Motors Corp.	99,700	553,473
NGK Spark Plug Co., Ltd.	11,000	218,298
NHK Spring Co., Ltd.	30,300	286,800
Nissan Motor Co., Ltd.	279,600	2,844,226
Stanley Electric Co., Ltd.	10,000	275,346
Sumitomo Electric Industries Ltd.	94,500	1,396,093
Sumitomo Rubber Industries Ltd.	23,300	390,887
Suzuki Motor Corp.	36,700	1,308,586
The Yokohama Rubber Co., Ltd.	15,800	274,329
Toyota Industries Corp.	12,900	591,895
Toyota Motor Corp.	181,318	10,517,661
Yamaha Motor Co., Ltd.	24,300	539,825
		33,061,551
Banks 1.3%
Aozora Bank Ltd.	56,000	185,027
Japan Post Bank Co., Ltd.	16,300	192,095
Mitsubishi UFJ Financial Group, Inc.	837,534	4,321,515
Mizuho Financial Group, Inc.	1,649,216	2,776,871
Resona Holdings, Inc.	181,158	802,979
Sumitomo Mitsui Financial Group, Inc.	105,910	3,672,075
Sumitomo Mitsui Trust Holdings, Inc.	18,700	630,990
		12,581,552
Capital Goods 3.6%
Asahi Glass Co., Ltd.	181,000	1,265,879
Daikin Industries Ltd.	10,300	987,046
Ebara Corp.	10,400	308,744
FANUC Corp.	6,200	1,135,142
Fuji Electric Co., Ltd.	57,000	284,634
Furukawa Electric Co., Ltd.	14,500	426,597
Hanwa Co., Ltd.	61,000	373,218
Hino Motors Ltd.	29,100	317,196
Security	Number of Shares	Value ($)
Hitachi Construction Machinery Co., Ltd.	15,100	315,863
IHI Corp. *	180,000	473,529
ITOCHU Corp.	141,300	1,784,434
JGC Corp.	26,000	459,622
JTEKT Corp.	24,100	356,644
Kajima Corp.	59,000	397,869
Kawasaki Heavy Industries Ltd.	132,000	385,558
Komatsu Ltd.	90,200	2,007,771
Kubota Corp.	47,700	768,845
LIXIL Group Corp.	29,200	670,674
Makita Corp.	5,400	373,358
Marubeni Corp.	263,300	1,383,583
Mitsubishi Corp.	150,900	3,284,332
Mitsubishi Electric Corp.	171,000	2,313,489
Mitsubishi Heavy Industries Ltd.	342,000	1,463,030
Mitsui & Co., Ltd.	221,600	3,070,272
Nagase & Co., Ltd.	23,300	298,004
NGK Insulators Ltd.	10,000	183,547
Nidec Corp.	5,500	532,180
NSK Ltd.	33,700	374,627
Obayashi Corp.	35,200	339,089
Shimizu Corp.	43,000	382,169
SMC Corp.	1,800	521,775
Sojitz Corp.	291,400	764,713
Sumitomo Corp.	141,000	1,621,021
Sumitomo Heavy Industries Ltd.	74,000	389,574
Taisei Corp.	60,000	449,703
Toshiba Corp. *	770,000	2,788,033
TOTO Ltd.	7,600	303,625
Toyota Tsusho Corp.	45,600	1,076,547
		34,631,936
Commercial & Professional Supplies 0.3%
Dai Nippon Printing Co., Ltd.	97,000	972,938
Recruit Holdings Co., Ltd.	19,000	763,221
Secom Co., Ltd.	10,500	757,461
Toppan Printing Co., Ltd.	73,000	686,493
		3,180,113
Consumer Durables & Apparel 1.0%
Bandai Namco Holdings, Inc.	17,200	515,243
Iida Group Holdings Co., Ltd.	12,500	241,619
Nikon Corp.	39,800	601,494
Panasonic Corp.	288,150	2,972,515
Sega Sammy Holdings, Inc.	24,300	358,810
Sekisui Chemical Co., Ltd.	41,600	655,145
Sekisui House Ltd.	52,600	869,148
Sharp Corp. *(b)	436,000	756,497
Shimano, Inc.	2,100	359,057
Sony Corp.	79,800	2,515,156
Sumitomo Forestry Co., Ltd.	17,500	243,779
		10,088,463
Consumer Services 0.1%
Benesse Holdings, Inc.	8,900	233,200
Oriental Land Co., Ltd.	5,500	321,271
		554,471
Diversified Financials 0.2%
Daiwa Securities Group, Inc.	68,000	405,973
Nomura Holdings, Inc.	192,800	965,722
ORIX Corp.	56,900	901,660
		2,273,355
Energy 0.7%
Idemitsu Kosan Co., Ltd.	45,300	1,040,989
Inpex Corp.	162,800	1,518,723
JX Holdings, Inc.	741,700	2,930,576
San-Ai Oil Co., Ltd.	20,000	141,007

21
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Showa Shell Sekiyu K.K.	42,200	393,190
TonenGeneral Sekiyu K.K.	63,000	620,331
		6,644,816
Food & Staples Retailing 0.4%
Aeon Co., Ltd.	89,100	1,231,330
Lawson, Inc.	3,700	281,145
Seven & i Holdings Co., Ltd.	64,700	2,700,533
		4,213,008
Food, Beverage & Tobacco 0.8%
Ajinomoto Co., Inc.	30,400	676,018
Asahi Group Holdings Ltd.	25,100	895,341
Coca-Cola West Co., Ltd.	11,500	339,879
Japan Tobacco, Inc.	46,800	1,779,342
Kewpie Corp.	9,300	264,127
Kirin Holdings Co., Ltd.	90,100	1,548,968
MEIJI Holdings Co., Ltd.	5,300	528,623
NH Foods Ltd.	23,000	551,163
Nisshin Seifun Group, Inc.	17,930	264,113
Suntory Beverage & Food Ltd.	7,400	323,560
Toyo Suisan Kaisha Ltd.	7,000	283,596
Yamazaki Baking Co., Ltd.	13,000	291,486
		7,746,216
Health Care Equipment & Services 0.3%
Alfresa Holdings Corp.	26,900	568,504
Hoya Corp.	22,300	930,445
Medipal Holdings Corp.	32,300	551,884
Olympus Corp.	8,100	288,728
Suzuken Co., Ltd.	13,930	447,412
Terumo Corp.	9,900	382,851
		3,169,824
Household & Personal Products 0.2%
Kao Corp.	23,000	1,183,499
Shiseido Co., Ltd.	21,200	546,834
Unicharm Corp.	12,900	306,752
		2,037,085
Insurance 0.4%
Dai-ichi Life Holdings, Inc.	54,300	796,091
Japan Post Holdings Co., Ltd.	15,200	193,484
MS&AD Insurance Group Holdings, Inc.	26,190	777,497
Sompo Holdings, Inc.	23,100	747,442
T&D Holdings, Inc.	39,450	477,063
Tokio Marine Holdings, Inc.	33,700	1,329,241
		4,320,818
Materials 2.0%
Air Water, Inc.	17,000	318,070
Asahi Kasei Corp.	156,000	1,406,344
Daicel Corp.	19,200	252,464
Denka Co., Ltd.	63,000	285,805
DIC Corp.	11,500	348,356
Dowa Holdings Co., Ltd.	30,000	222,804
JFE Holdings, Inc.	101,300	1,451,889
JSR Corp.	19,200	291,772
Kaneka Corp.	31,000	256,484
Kobe Steel Ltd. *	77,200	637,078
Kuraray Co., Ltd.	34,200	518,490
Mitsubishi Chemical Holdings Corp.	201,400	1,322,377
Mitsubishi Materials Corp.	15,400	441,225
Mitsui Chemicals, Inc.	121,000	595,883
Mitsui Mining & Smelting Co., Ltd.	129,000	287,411
Nippon Paper Industries Co., Ltd.	21,400	400,537
Nippon Steel & Sumitomo Metal Corp.	101,200	2,005,062
Nitto Denko Corp.	10,700	745,451
Oji Holdings Corp.	126,000	532,752
Security	Number of Shares	Value ($)
Shin-Etsu Chemical Co., Ltd.	23,300	1,766,637
Showa Denko K.K.	31,100	410,933
Sumitomo Chemical Co., Ltd.	162,000	766,159
Sumitomo Metal Mining Co., Ltd.	57,000	740,706
Taiheiyo Cement Corp.	134,000	383,763
Teijin Ltd.	26,000	502,357
Toray Industries, Inc.	103,000	958,613
Tosoh Corp.	61,000	398,361
Toyo Seikan Group Holdings Ltd.	22,700	418,705
Ube Industries Ltd.	189,000	390,018
		19,056,506
Media 0.1%
Dentsu, Inc.	11,901	593,255
Hakuhodo DY Holdings, Inc.	29,800	358,159
		951,414
Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Astellas Pharma, Inc.	95,900	1,423,334
Chugai Pharmaceutical Co., Ltd.	7,500	255,584
Daiichi Sankyo Co., Ltd.	42,600	1,023,645
Eisai Co., Ltd.	11,000	701,005
Kyowa Hakko Kirin Co., Ltd.	14,000	213,613
Mitsubishi Tanabe Pharma Corp.	13,100	254,985
Otsuka Holdings Co., Ltd.	25,300	1,107,277
Shionogi & Co., Ltd.	7,700	379,209
Takeda Pharmaceutical Co., Ltd.	49,000	2,191,522
		7,550,174
Real Estate 0.4%
Daito Trust Construction Co., Ltd.	4,600	770,862
Daiwa House Industry Co., Ltd.	32,700	897,502
Mitsubishi Estate Co., Ltd.	36,800	731,394
Mitsui Fudosan Co., Ltd.	36,000	819,860
Sumitomo Realty & Development Co., Ltd.	18,500	486,288
		3,705,906
Retailing 0.4%
Don Quijote Holdings Co., Ltd.	6,600	250,863
Fast Retailing Co., Ltd.	1,600	539,034
Isetan Mitsukoshi Holdings Ltd.	44,500	449,738
J. Front Retailing Co., Ltd.	26,700	367,561
K's Holdings Corp.	16,800	290,740
Nitori Holdings Co., Ltd.	3,200	382,246
Shimamura Co., Ltd.	3,100	396,845
Takashimaya Co., Ltd.	44,000	358,864
Yamada Denki Co., Ltd.	146,800	758,807
		3,794,698
Semiconductors & Semiconductor Equipment 0.1%
Rohm Co., Ltd.	7,600	399,491
Tokyo Electron Ltd.	8,100	730,660
		1,130,151
Software & Services 0.4%
Fujitsu Ltd.	351,000	2,081,825
Nintendo Co., Ltd.	4,830	1,164,321
NTT Data Corp.	9,800	505,731
		3,751,877
Technology Hardware & Equipment 1.9%
Alps Electric Co., Ltd.	11,400	273,460
Brother Industries Ltd.	30,600	561,487
Canon, Inc.	117,100	3,364,050
FUJIFILM Holdings Corp.	39,900	1,508,655
Hitachi Ltd.	846,000	4,509,935
Ibiden Co., Ltd.	19,600	284,533
Japan Display, Inc. *	120,900	238,019
Keyence Corp.	573	420,061
Konica Minolta, Inc.	61,600	551,753

22
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Kyocera Corp.	25,900	1,258,454
Murata Manufacturing Co., Ltd.	5,700	795,956
NEC Corp.	465,000	1,243,420
Nippon Electric Glass Co., Ltd.	88,000	478,718
Omron Corp.	16,000	614,093
Ricoh Co., Ltd.	106,800	870,444
Seiko Epson Corp.	26,700	541,151
TDK Corp.	9,900	683,550
		18,197,739
Telecommunication Services 1.4%
KDDI Corp.	117,200	3,562,078
Nippon Telegraph & Telephone Corp.	98,808	4,380,833
NTT DOCOMO, Inc.	110,500	2,775,095
SoftBank Group Corp.	49,200	3,098,669
		13,816,675
Transportation 1.1%
ANA Holdings, Inc.	114,000	320,200
Central Japan Railway Co.	9,800	1,666,452
East Japan Railway Co.	22,218	1,955,816
Hankyu Hanshin Holdings, Inc.	14,400	476,757
Kawasaki Kisen Kaisha Ltd. (b)	184,000	455,197
Kintetsu Group Holdings Co., Ltd.	93,000	375,397
Mitsui O.S.K. Lines Ltd.	263,000	657,679
Nagoya Railroad Co., Ltd.	56,000	295,501
Nippon Express Co., Ltd.	138,000	681,643
Nippon Yusen K.K.	397,000	812,464
Odakyu Electric Railway Co., Ltd.	13,500	275,450
Seino Holdings Co., Ltd.	27,300	302,503
Tobu Railway Co., Ltd.	66,000	324,029
Tokyu Corp.	60,000	449,187
West Japan Railway Co.	14,063	865,955
Yamato Holdings Co., Ltd.	34,000	774,625
		10,688,855
Utilities 0.9%
Chubu Electric Power Co., Inc.	90,000	1,324,922
Electric Power Development Co., Ltd.	13,400	312,045
Hokuriku Electric Power Co.	25,500	289,642
Kyushu Electric Power Co., Inc.	45,300	411,622
Osaka Gas Co., Ltd.	228,000	948,298
Shikoku Electric Power Co., Inc.	17,400	163,622
The Chugoku Electric Power Co., Inc.	39,000	456,355
The Kansai Electric Power Co., Inc. *	96,700	924,478
Toho Gas Co., Ltd.	34,000	315,294
Tohoku Electric Power Co., Inc.	57,900	709,382
Tokyo Electric Power Co. Holdings, Inc. *	360,700	1,397,561
Tokyo Gas Co., Ltd.	274,000	1,243,266
		8,496,487
		215,643,690

Luxembourg 0.6%
Energy 0.1%
Tenaris S.A.	41,225	583,076
Materials 0.4%
ArcelorMittal *	556,413	3,759,659
Media 0.1%
RTL Group S.A. *	4,047	317,168
SES S.A.	16,554	380,843
		698,011
Telecommunication Services 0.0%
Millicom International Cellular S.A. SDR	8,522	374,429
		5,415,175

Security	Number of Shares	Value ($)
Netherlands 5.5%
Banks 0.3%
ING Groep N.V.	192,482	2,526,713
Capital Goods 0.3%
Boskalis Westminster N.V.	7,014	226,213
Koninklijke Philips N.V.	77,124	2,323,913
		2,550,126
Commercial & Professional Supplies 0.2%
Randstad Holding N.V.	11,252	578,722
RELX N.V.	31,628	533,328
Wolters Kluwer N.V.	12,053	466,093
		1,578,143
Diversified Financials 0.0%
SNS Reaal N.V. *(a)(b)(f)	124,822	—
Energy 3.2%
Fugro N.V. CVA *	14,293	255,591
Royal Dutch Shell plc, A Shares	607,928	15,147,966
Royal Dutch Shell plc, B Shares	623,383	16,078,607
		31,482,164
Food & Staples Retailing 0.4%
Koninklijke Ahold Delhaize N.V. *	182,238	4,157,286
Food, Beverage & Tobacco 0.1%
Heineken Holding N.V.	7,831	602,531
Heineken N.V.	8,923	734,972
		1,337,503
Household & Personal Products 0.3%
Unilever N.V. CVA	69,868	2,922,297
Insurance 0.2%
Aegon N.V.	211,469	914,803
Delta Lloyd N.V.	69,197	418,042
NN Group N.V.	8,590	258,753
		1,591,598
Materials 0.2%
Akzo Nobel N.V.	17,691	1,143,034
Koninklijke DSM N.V.	16,510	1,061,172
		2,204,206
Semiconductors & Semiconductor Equipment 0.1%
ASML Holding N.V.	6,796	718,975
NXP Semiconductors N.V. *	3,362	336,200
		1,055,175
Software & Services 0.0%
Gemalto N.V.	3,348	181,902
Telecommunication Services 0.2%
Koninklijke KPN N.V.	395,501	1,289,630
VimpelCom Ltd. ADR	61,335	204,859
		1,494,489
		53,081,602

New Zealand 0.1%
Materials 0.0%
Fletcher Building Ltd.	76,898	569,666
Telecommunication Services 0.1%
Spark New Zealand Ltd.	224,262	586,531
		1,156,197

Norway 0.9%
Banks 0.1%
DNB A.S.A.	69,993	1,011,866

23
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Energy 0.4%
Statoil A.S.A.	268,321	4,380,610
Food, Beverage & Tobacco 0.1%
Marine Harvest A.S.A. *	22,484	408,001
Orkla A.S.A.	60,034	566,866
		974,867
Materials 0.2%
Norsk Hydro A.S.A.	160,062	715,596
Yara International A.S.A.	23,051	814,259
		1,529,855
Telecommunication Services 0.1%
Telenor A.S.A.	70,017	1,113,609
		9,010,807

Portugal 0.2%
Energy 0.1%
Galp Energia, SGPS, S.A.	47,322	641,604
Food & Staples Retailing 0.0%
Jeronimo Martins, SGPS, S.A.	16,366	281,219
Utilities 0.1%
EDP - Energias de Portugal S.A.	365,983	1,209,669
		2,132,492

Singapore 0.8%
Banks 0.3%
DBS Group Holdings Ltd.	82,556	889,847
Oversea-Chinese Banking Corp., Ltd.	145,097	883,950
United Overseas Bank Ltd.	65,052	877,592
		2,651,389
Capital Goods 0.1%
Keppel Corp., Ltd.	176,200	666,326
Sembcorp Industries Ltd.	146,100	264,560
		930,886
Food, Beverage & Tobacco 0.1%
Wilmar International Ltd.	189,866	450,764
Media 0.0%
Singapore Press Holdings Ltd.	111,600	298,238
Real Estate 0.0%
CapitaLand Ltd.	101,500	225,118
Retailing 0.0%
Jardine Cycle & Carriage Ltd.	11,600	351,273
Technology Hardware & Equipment 0.1%
Flex Ltd. *	52,315	742,350
Telecommunication Services 0.1%
Singapore Telecommunications Ltd.	471,086	1,312,882
Transportation 0.1%
ComfortDelGro Corp., Ltd.	126,100	229,908
Singapore Airlines Ltd.	63,370	461,140
		691,048
		7,653,948

Spain 4.2%
Banks 1.8%
Banco Bilbao Vizcaya Argentaria S.A.	524,838	3,778,145
Banco De Sabadell S.A.	323,891	432,468
Banco Popular Espanol S.A.	359,164	392,973
Banco Santander S.A.	2,533,618	12,414,793
CaixaBank S.A.	194,573	587,102
		17,605,481
Security	Number of Shares	Value ($)
Capital Goods 0.1%
ACS Actividades de Construccion y Servicios S.A.	24,508	749,667
Ferrovial S.A.	31,515	612,269
		1,361,936
Energy 0.4%
Repsol S.A.	306,041	4,273,094
Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	49,303	263,332
Insurance 0.1%
Mapfre S.A.	150,862	447,521
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Grifols S.A.	5,600	110,501
Retailing 0.1%
Industria de Diseno Textil S.A.	29,522	1,030,094
Software & Services 0.1%
Amadeus IT Group S.A.	9,749	458,825
Telecommunication Services 0.8%
Telefonica S.A.	803,502	8,164,065
Transportation 0.1%
Abertis Infraestructuras S.A.	40,584	601,561
Utilities 0.7%
Acciona S.A.	3,976	302,150
Enagas S.A.	11,896	340,998
Endesa S.A.	65,215	1,384,229
Gas Natural SDG S.A.	37,780	743,673
Iberdrola S.A.	471,230	3,206,931
Red Electrica Corp. S.A.	17,996	374,901
		6,352,882
		40,669,292

Sweden 2.1%
Automobiles & Components 0.1%
Autoliv, Inc.	5,407	523,289
Banks 0.5%
Nordea Bank AB	192,138	2,019,202
Skandinaviska Enskilda Banken AB, A Shares	67,906	684,926
Svenska Handelsbanken AB, A Shares	68,740	937,141
Swedbank AB, A Shares	51,465	1,204,241
		4,845,510
Capital Goods 0.7%
Alfa Laval AB	18,018	258,498
Assa Abloy AB, Class B	27,693	503,277
Atlas Copco AB, A Shares	35,609	1,043,168
Atlas Copco AB, B Shares	15,809	412,941
NCC AB, B Shares	7,976	202,686
Sandvik AB	92,417	1,049,987
Skanska AB, B Shares	33,903	736,257
SKF AB, B Shares	32,923	557,648
Trelleborg AB, B Shares	14,097	246,062
Volvo AB, A Shares	21,208	226,935
Volvo AB, B Shares	136,972	1,469,147
		6,706,606
Commercial & Professional Supplies 0.0%
Securitas AB, B Shares	26,104	402,886
Consumer Durables & Apparel 0.0%
Bonava AB *	1,877	23,192
Electrolux AB, B Shares	19,195	454,314
		477,506

24
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 0.0%
Swedish Match AB	10,133	352,630
Health Care Equipment & Services 0.0%
Getinge AB, B Shares	11,563	189,350
Household & Personal Products 0.1%
Svenska Cellulosa AB, S.C.A., B Shares	32,306	914,996
Materials 0.1%
Boliden AB	28,227	654,201
SSAB AB, A Shares *(b)	31,800	100,860
SSAB AB, B Shares *	71,039	188,547
		943,608
Retailing 0.2%
Hennes & Mauritz AB, B Shares	52,957	1,489,291
Technology Hardware & Equipment 0.2%
Hexagon AB, B Shares	6,106	213,662
Telefonaktiebolaget LM Ericsson, B Shares	324,383	1,573,536
		1,787,198
Telecommunication Services 0.2%
Tele2 AB, B Shares	87,265	720,594
Telia Co. AB	360,802	1,441,350
		2,161,944
		20,794,814

Switzerland 6.1%
Capital Goods 0.5%
ABB Ltd. - Reg'd *	143,256	2,955,431
Geberit AG - Reg'd	1,017	429,956
Schindler Holding AG	1,497	278,108
Schindler Holding AG - Reg'd	150	27,766
Wolseley plc	21,283	1,103,938
		4,795,199
Commercial & Professional Supplies 0.2%
Adecco Group AG	18,176	1,079,290
SGS S.A. - Reg'd	229	463,517
		1,542,807
Consumer Durables & Apparel 0.2%
Cie Financiere Richemont S.A. - Reg'd	24,791	1,593,810
The Swatch Group AG - Bearer Shares	1,913	575,348
The Swatch Group AG - Reg'd	3,510	202,344
		2,371,502
Diversified Financials 0.3%
Credit Suisse Group AG - Reg'd	128,335	1,790,629
Julius Baer Group Ltd. *	4,471	180,993
UBS Group AG - Reg’d *	82,201	1,162,130
		3,133,752
Food, Beverage & Tobacco 1.1%
Aryzta AG *	6,263	275,205
Chocoladefabriken Lindt & Spruengli AG	20	103,856
Chocoladefabriken Lindt & Spruengli AG - Reg'd	2	124,097
Coca-Cola HBC AG CDI *	15,986	344,976
Nestle S.A. - Reg'd	140,489	10,187,401
		11,035,535
Insurance 0.7%
Baloise Holding AG - Reg'd	2,413	296,870
Swiss Life Holding AG - Reg'd *	1,536	406,476
Security	Number of Shares	Value ($)
Swiss Re AG	26,902	2,496,820
Zurich Insurance Group AG *	13,492	3,531,619
		6,731,785
Materials 1.3%
Clariant AG - Reg'd *	13,413	222,112
Givaudan S.A. - Reg'd	285	551,210
Glencore plc *	2,849,926	8,723,925
LafargeHolcim Ltd. - Reg'd *	27,733	1,479,298
Sika AG	77	370,097
Syngenta AG - Reg'd	3,800	1,520,630
		12,867,272
Pharmaceuticals, Biotechnology & Life Sciences 1.5%
Actelion Ltd. - Reg'd *	1,471	212,554
Lonza Group AG - Reg'd *	1,525	287,770
Novartis AG - Reg'd	104,443	7,412,067
Roche Holding AG	25,871	5,942,091
Roche Holding AG - Bearer Shares	949	220,562
		14,075,044
Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics N.V.	81,295	774,207
Technology Hardware & Equipment 0.1%
TE Connectivity Ltd.	16,826	1,057,851
Telecommunication Services 0.1%
Swisscom AG - Reg'd	1,658	757,910
Transportation 0.0%
Kuehne & Nagel International AG - Reg'd	3,093	419,232
		59,562,096

United Kingdom 15.3%
Automobiles & Components 0.2%
Fiat Chrysler Automobiles N.V.	146,129	1,071,261
GKN plc	122,751	478,707
		1,549,968
Banks 2.2%
Barclays plc	1,684,879	3,903,539
HSBC Holdings plc	1,580,761	11,904,927
Lloyds Banking Group plc	3,571,430	2,494,012
Royal Bank of Scotland Group plc *	246,896	570,554
Standard Chartered plc *	301,619	2,622,852
		21,495,884
Capital Goods 0.7%
Ashtead Group plc	15,663	244,053
BAE Systems plc	239,049	1,583,880
Balfour Beatty plc	102,203	338,855
Bunzl plc	14,776	396,696
Carillion plc	59,926	183,639
CNH Industrial N.V.	83,188	645,842
Cobham plc	104,490	182,309
DCC plc	5,113	415,991
IMI plc	20,176	245,068
Meggitt plc	50,249	267,322
Rolls-Royce Holdings plc *(a)(f)	7,391,648	9,047
Rolls-Royce Holdings plc *	165,841	1,472,107
Smiths Group plc	28,407	492,241
The Weir Group plc	19,010	394,891
Travis Perkins plc	19,406	315,725
		7,187,666
Commercial & Professional Supplies 0.2%
Aggreko plc	21,981	214,920
Babcock International Group plc	20,706	250,291
Capita plc	22,946	164,245
G4S plc	148,938	400,066

25
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Intertek Group plc	5,564	232,142
RELX plc	31,701	565,867
		1,827,531
Consumer Durables & Apparel 0.1%
Barratt Developments plc	29,373	162,886
Burberry Group plc	22,598	407,557
Persimmon plc	10,903	225,690
Taylor Wimpey plc	102,685	177,824
The Berkeley Group Holdings plc	6,243	180,057
		1,154,014
Consumer Services 0.3%
Carnival plc	8,041	387,841
Compass Group plc	76,042	1,375,925
InterContinental Hotels Group plc	9,828	381,018
Whitbread plc	6,600	291,556
William Hill plc	48,035	173,765
		2,610,105
Diversified Financials 0.1%
3i Group plc	30,853	252,908
Investec plc	28,219	175,133
Man Group plc	211,386	322,266
		750,307
Energy 2.6%
Amec Foster Wheeler plc	54,481	297,244
BP plc	4,016,732	23,745,732
John Wood Group plc	42,033	395,075
Petrofac Ltd.	26,392	259,922
Subsea 7 S.A. *	44,911	502,750
Tullow Oil plc *(b)	97,906	316,112
		25,516,835
Food & Staples Retailing 0.8%
Booker Group plc	122,114	267,828
J. Sainsbury plc	482,389	1,479,025
Tesco plc *	1,748,899	4,504,613
WM Morrison Supermarkets plc	619,623	1,715,280
		7,966,746
Food, Beverage & Tobacco 1.1%
Associated British Foods plc	16,132	485,235
British American Tobacco plc	88,756	5,086,867
Coca-Cola European Partners plc	11,342	435,986
Diageo plc	87,157	2,319,817
Imperial Brands plc	48,821	2,361,561
Tate & Lyle plc	44,418	423,613
		11,113,079
Health Care Equipment & Services 0.1%
Smith & Nephew plc	33,003	477,103
Household & Personal Products 0.4%
Reckitt Benckiser Group plc	19,903	1,780,532
Unilever plc	52,807	2,204,650
		3,985,182
Insurance 0.6%
Admiral Group plc	10,625	248,935
Aviva plc	206,057	1,116,577
Direct Line Insurance Group plc	99,056	419,064
Legal & General Group plc	251,238	642,730
Old Mutual plc	307,460	756,333
Phoenix Group Holdings	23,052	205,931
Prudential plc	78,305	1,277,849
RSA Insurance Group plc	74,554	503,362
Standard Life plc	133,803	552,160
Willis Towers Watson plc	3,007	378,581
		6,101,522
Security	Number of Shares	Value ($)
Materials 1.8%
Anglo American plc *	373,675	5,186,312
Antofagasta plc	59,514	395,831
BHP Billiton plc	332,319	4,997,102
DS Smith plc	49,736	242,522
Johnson Matthey plc	20,185	841,376
Mondi plc	22,252	434,260
Rio Tinto plc	154,398	5,369,238
		17,466,641
Media 0.5%
Informa plc	28,092	231,116
ITV plc	131,935	275,051
Liberty Global plc, Class A *	13,016	424,322
Liberty Global plc, Series C *	27,384	870,811
Pearson plc	81,710	755,929
Sky plc	57,448	574,322
WPP plc	54,786	1,189,571
		4,321,122
Pharmaceuticals, Biotechnology & Life Sciences 1.2%
AstraZeneca plc	97,506	5,459,857
GlaxoSmithKline plc	311,449	6,152,465
		11,612,322
Real Estate 0.0%
Land Securities Group plc	26,896	328,416
Retailing 0.3%
Debenhams plc	180,435	118,501
Inchcape plc	47,463	377,365
Kingfisher plc	268,342	1,185,379
Marks & Spencer Group plc	197,819	823,083
Next plc	8,655	509,207
		3,013,535
Software & Services 0.1%
The Sage Group plc	49,745	438,898
Telecommunication Services 1.0%
BT Group plc	367,097	1,684,989
Inmarsat plc	26,963	231,290
Vodafone Group plc	2,883,427	7,918,827
		9,835,106
Transportation 0.1%
easyJet plc	16,208	185,866
FirstGroup plc *	295,053	395,206
International Consolidated Airlines Group S.A.	32,160	170,540
Royal Mail plc	92,550	555,253
		1,306,865
Utilities 0.9%
Centrica plc	808,689	2,118,163
Drax Group plc	79,113	306,533
National Grid plc	234,556	3,051,052
Pennon Group plc	23,128	236,038
Severn Trent plc	14,011	398,840
SSE plc	102,959	2,001,836
United Utilities Group plc	39,581	454,978
		8,567,440
		148,626,287
Total Common Stock
(Cost $1,038,626,509)		956,039,183

26
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Preferred Stock 0.7% of net assets

Germany 0.6%
Automobiles & Components 0.5%
Bayerische Motoren Werke AG	6,254	474,839
Volkswagen AG	29,270	4,035,616
		4,510,455
Household & Personal Products 0.1%
Henkel AG & Co. KGaA	7,074	909,226
Materials 0.0%
Fuchs Petrolub SE	4,564	204,280
Utilities 0.0%
RWE AG, Non Voting Shares	18,565	214,733
		5,838,694

Italy 0.1%
Banks 0.0%
Intesa Sanpaolo S.p.A. - RSP	69,978	151,506
Telecommunication Services 0.1%
Telecom Italia S.p.A. - RSP *	1,256,662	892,039
		1,043,545

Spain 0.0%
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Grifols S.A., Class B	6,295	90,419
Total Preferred Stock
(Cost $8,293,244)		6,972,658

Rights 0.0% of net assets

Italy 0.0%
Diversified Financials 0.0%
EXOR S.p.A. *(a)(f)	33,434	—

Spain 0.0%
Capital Goods 0.0%
Ferrovial S.A. expires 02/24/17*	31,515	13,492

Sweden 0.0%
Telecommunication Services 0.0%
Tele2 AB expires 01/26/17*(a)(f)	87,265	26,147
Total Rights
(Cost $14,095)		39,639

Other Investment Company 0.7% of net assets

United States 0.7%

Securities Lending Collateral 0.7%
Wells Fargo Government Money Market Fund, Select Class 0.32% (c)	6,974,447	6,974,447
Total Other Investment Company
(Cost $6,974,447)		6,974,447
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.5% of net assets

Time Deposits 0.5%
Bank of Montreal
Canadian Dollar
0.05%, 11/01/16 (e)	124,911	93,127
Brown Brothers Harriman
Australian Dollar
0.48%, 11/01/16 (e)	15,645	11,901
Danish Krone
(0.50%), 11/01/16 (e)	12,523	1,848
Hong Kong Dollar
0.01%, 11/01/16 (e)	43,069	5,553
New Zealand Dollar
0.75%, 11/01/16 (e)	2,920	2,088
Norwegian Krone
0.09%, 11/01/16 (e)	12,346	1,494
Singapore Dollar
0.01%, 11/01/16 (e)	3,178	2,284
Swiss Franc
(1.45%), 11/01/16 (e)	111,963	113,146
DNB
Euro
(0.57%), 11/01/16 (e)	70,770	77,688
Skandinaviska Enskilda Banken
Swedish Krone
(1.05%), 11/01/16 (e)	476,299	52,734
Sumitomo Mitsui Banking Corp.
Great British Pound
0.05%, 11/01/16 (e)	63,309	77,490
Japanese Yen
(0.42%), 11/01/16 (e)	4,453,637	42,468
U.S. Dollar
0.15%, 11/01/16 (e)	3,760,443	3,760,443
Total Short-Term Investments
(Cost $4,242,264)		4,242,264

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $1,075,741,335 unrealized appreciation and depreciation were $68,512,456 and ($169,985,600), respectively, with a net unrealized depreciation of ($101,473,144).
At 10/31/16, the values of certain foreign securities held by the fund aggregating $878,304,311 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information)
*	Non-income producing security.
(a)	Illiquid security. At the period end, the value of these amounted to $101,213 or 0.0% of net assets.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $6,449,085.
(c)	The rate shown is the 7-day yield.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $135,670 or 0.0% of net assets.
(e)	The rate shown is the current daily overnight rate.
(f)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

27
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt
In addition to the above the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 12/16/16	85	7,079,225	(159,730)
28
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
98.1%	Common Stock	418,316,515	466,853,667
0.3%	Preferred Stock	1,291,278	1,378,729
0.0%	Rights	—	4,584
2.7%	Other Investment Company	12,674,005	12,674,005
1.1%	Short-Term Investments	5,042,424	5,042,424
102.2%	Total Investments	437,324,222	485,953,409
(2.2%)	Other Assets and Liabilities, Net		(10,328,425)
100.0%	Net Assets		475,624,984

Security	Number of Shares	Value ($)
Common Stock 98.1% of net assets

Australia 6.2%
Banks 0.1%
Bank of Queensland Ltd.	59,105	469,004
Genworth Mortgage Insurance Australia Ltd.	56,240	130,727
		599,731
Capital Goods 0.4%
GWA Group Ltd.	129,443	280,582
Monadelphous Group Ltd.	86,770	613,178
Seven Group Holdings Ltd.	44,967	309,937
UGL Ltd. *	328,993	803,126
		2,006,823
Commercial & Professional Supplies 0.5%
ALS Ltd.	181,573	857,938
Cleanaway Waste Management Ltd.	592,545	521,722
McMillan Shakespeare Ltd.	7,380	60,628
Programmed Maintenance Services Ltd.	92,995	101,353
SAI Global Ltd.	61,802	219,762
SEEK Ltd.	22,255	247,171
Spotless Group Holdings Ltd.	357,411	271,131
		2,279,705
Consumer Durables & Apparel 0.1%
G.U.D. Holdings Ltd.	33,978	245,089
Consumer Services 0.5%
Ardent Leisure Group	119,702	183,298
Aristocrat Leisure Ltd.	27,247	317,233
Crown Resorts Ltd.	73,118	604,482
Flight Centre Travel Group Ltd.	11,597	297,966
InvoCare Ltd.	13,642	135,358
Navitas Ltd.	59,139	235,174
The Star Entertainment Grp Ltd.	133,544	505,323
		2,278,834
Diversified Financials 0.3%
ASX Ltd.	17,988	643,451
Challenger Ltd.	63,950	522,057
IOOF Holdings Ltd.	48,804	303,816
Perpetual Ltd.	6,810	233,840
		1,703,164
Security	Number of Shares	Value ($)
Energy 0.3%
AWE Ltd. *	276,841	113,376
Beach Energy Ltd.	560,747	305,224
Washington H Soul Pattinson & Co., Ltd.	8,435	101,911
Whitehaven Coal Ltd. *	388,106	892,539
		1,413,050
Food, Beverage & Tobacco 0.3%
Bega Cheese Ltd.	33,375	124,994
GrainCorp Ltd., Class A	104,888	668,842
Treasury Wine Estates Ltd.	80,258	654,293
		1,448,129
Health Care Equipment & Services 0.7%
Ansell Ltd.	25,146	414,281
Australian Pharmaceutical Industries Ltd.	218,833	315,443
Cochlear Ltd.	5,154	500,769
Healthscope Ltd.	84,327	141,457
Primary Health Care Ltd.	211,509	616,503
Ramsay Health Care Ltd.	10,524	586,028
Sigma Pharmaceuticals Ltd.	758,132	765,101
		3,339,582
Insurance 0.1%
nib Holdings Ltd.	98,640	361,232
Materials 0.7%
Adelaide Brighton Ltd.	101,944	414,187
DuluxGroup Ltd.	55,224	270,078
Mineral Resources Ltd.	51,906	456,637
Nufarm Ltd.	51,233	343,927
OceanaGold Corp.	68,672	209,912
Orora Ltd.	218,000	480,380
OZ Minerals Ltd.	175,316	895,750
Resolute Mining Ltd.	69,608	82,224
Western Areas Ltd. *	82,204	154,183
		3,307,278
Media 0.4%
APN News & Media Ltd. *	55,963	113,825
Event Hospitality and Entertainment Ltd.	17,634	187,580
Fairfax Media Ltd.	1,029,079	644,596
Nine Entertainment Co. Holdings Ltd.	252,406	164,650
NZME Ltd.	11,203	5,326
Seven West Media Ltd.	638,210	328,869
Southern Cross Media Group Ltd.	234,442	255,931
Village Roadshow Ltd.	45,760	176,918
		1,877,695
Real Estate 0.6%
Charter Hall Retail REIT	44,770	140,983
Cromwell Property Group	84,667	58,544
Dexus Property Group	111,728	758,983
Goodman Group	134,185	691,659
Investa Office Fund	67,331	216,867
The GPT Group	172,877	611,185
Vicinity Centres	215,414	469,766
		2,947,987

29
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Retailing 0.6%
AP Eagers Ltd.	13,490	100,521
Automotive Holdings Group Ltd.	112,022	344,327
Harvey Norman Holdings Ltd.	122,896	470,638
JB Hi-Fi Ltd.	33,220	716,121
Myer Holdings Ltd.	793,959	707,665
Premier Investments Ltd.	19,214	206,773
Super Retail Group Ltd.	36,563	271,817
		2,817,862
Software & Services 0.2%
carsales.com Ltd.	19,598	158,611
Computershare Ltd.	82,169	658,199
IRESS Ltd.	17,270	148,716
		965,526
Telecommunication Services 0.0%
TPG Telecom Ltd.	7,816	44,817
Transportation 0.3%
Qantas Airways Ltd.	340,806	791,974
Qube Holdings Ltd.	100,747	170,554
Sydney Airport	90,657	430,964
Virgin Australia International Holdings (b)(f)	176,214	—
		1,393,492
Utilities 0.1%
AusNet Services	388,217	442,202
		29,472,198

Austria 0.9%
Capital Goods 0.2%
ANDRITZ AG	11,219	586,590
Zumtobel Group AG	9,096	159,557
		746,147
Energy 0.0%
Schoeller-Bleckmann Oilfield Equipment AG	2,681	189,956
Insurance 0.1%
UNIQA Insurance Group AG	21,092	135,859
Vienna Insurance Group AG Wiener Versicherung Gruppe	16,473	324,645
		460,504
Materials 0.2%
Lenzing AG	2,209	287,718
RHI AG	12,620	317,624
Wienerberger AG	32,922	526,113
		1,131,455
Real Estate 0.1%
BUWOG AG *	3,885	93,900
CA Immobilien Anlagen AG *	3,865	70,126
Conwert Immobilien Invest SE *	4,224	74,932
IMMOFINANZ AG *	143,486	308,807
		547,765
Semiconductors & Semiconductor Equipment 0.0%
ams AG	5,278	147,789
Technology Hardware & Equipment 0.0%
Austria Technologie & Systemtechnik AG (a)	5,707	63,177
Telecommunication Services 0.1%
Telekom Austria AG *	39,607	227,482
Transportation 0.1%
Oesterreichische Post AG *	12,110	417,823
Security	Number of Shares	Value ($)
Utilities 0.1%
Verbund AG	14,332	239,022
		4,171,120

Belgium 1.1%
Capital Goods 0.0%
Cie d'Entreprises CFE	680	74,955
Diversified Financials 0.1%
Ackermans & van Haaren N.V.	1,694	235,127
Gimv N.V.	5,608	301,822
		536,949
Energy 0.0%
Euronav N.V.	7,401	57,904
Health Care Equipment & Services 0.0%
AGFA-Gevaert N.V. *	43,673	181,510
Household & Personal Products 0.0%
Ontex Group N.V.	6,919	209,287
Materials 0.3%
Bekaert N.V.	14,955	664,843
Nyrstar N.V. *(a)	43,828	225,165
Tessenderlo Chemie N.V. *	8,333	278,203
		1,168,211
Media 0.1%
Telenet Group Holding N.V. *	12,455	666,859
Real Estate 0.1%
Befimmo S.A.	2,802	163,307
Cofinimmo S.A.	2,490	291,524
		454,831
Retailing 0.1%
D'ieteren S.A./N.V.	5,981	263,669
Technology Hardware & Equipment 0.1%
Barco N.V.	3,874	304,492
EVS Broadcast Equipment S.A.	4,537	158,554
		463,046
Telecommunication Services 0.1%
Orange Belgium S.A. *	16,792	378,197
Transportation 0.1%
bpost S.A.	18,445	490,720
Utilities 0.1%
Elia System Operator S.A./N.V.	8,083	418,303
		5,364,441

Canada 8.1%
Automobiles & Components 0.1%
Linamar Corp.	10,832	440,532
Martinrea International, Inc.	38,171	223,966
		664,498
Banks 0.2%
Canadian Western Bank	14,739	279,660
Genworth MI Canada, Inc. (a)	14,005	304,157
Home Capital Group, Inc. (a)	10,370	205,266
Laurentian Bank of Canada	7,111	262,799
		1,051,882
Capital Goods 0.7%
Aecon Group, Inc.	31,072	401,691
Ag Growth International, Inc.	5,362	186,409
ATS Automation Tooling Systems, Inc. *	17,356	148,806
Bird Construction, Inc.	16,919	138,753
CAE, Inc.	43,019	604,248

30
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
MacDonald, Dettwiler & Associates Ltd.	4,799	274,673
New Flyer Industries, Inc.	6,192	173,116
Richelieu Hardware Ltd.	5,014	96,407
Russel Metals, Inc.	39,717	632,191
Toromont Industries Ltd.	14,581	428,310
WSP Global, Inc.	10,423	337,642
		3,422,246
Commercial & Professional Supplies 0.6%
Morneau Shepell, Inc.	13,612	203,373
Ritchie Bros. Auctioneers, Inc.	9,355	323,481
Stantec, Inc.	14,248	316,976
Transcontinental, Inc., Class A	31,720	424,258
Waste Connections, Inc.	19,634	1,473,465
		2,741,553
Consumer Durables & Apparel 0.2%
Dorel Industries, Inc., Class B	18,436	468,013
Gildan Activewear, Inc.	22,599	580,433
		1,048,446
Consumer Services 0.1%
EnerCare, Inc.	12,940	186,966
Great Canadian Gaming Corp. *	11,827	196,455
Restaurant Brands International, Inc.	3,000	133,371
		516,792
Diversified Financials 0.1%
AGF Management Ltd., Class B	91,846	349,909
TMX Group Ltd.	3,800	175,339
		525,248
Energy 1.8%
AltaGas Ltd.	23,449	580,237
Bonavista Energy Corp.	317,800	1,037,772
Bonterra Energy Corp.	8,422	158,482
Canadian Energy Services & Technology Corp.	52,642	207,617
Canyon Services Group, Inc.	44,595	177,210
Crew Energy, Inc. *	37,116	182,356
Enerflex Ltd.	39,649	421,232
Ensign Energy Services, Inc.	111,189	670,632
Gran Tierra Energy, Inc. *	107,051	312,861
MEG Energy Corp. *	51,462	209,869
Mullen Group Ltd.	42,992	595,856
Parex Resources, Inc. *	7,500	86,278
Parkland Fuel Corp.	34,362	802,625
Pason Systems, Inc.	16,296	185,278
Peyto Exploration & Development Corp.	17,602	452,222
Precision Drilling Corp.	158,800	707,988
Secure Energy Services, Inc.	29,231	179,139
ShawCor Ltd.	25,096	627,727
Tourmaline Oil Corp. *	9,277	243,112
Trinidad Drilling Ltd. (a)	182,596	349,863
Veresen, Inc.	44,896	406,685
Whitecap Resources, Inc.	14,900	119,085
		8,714,126
Food & Staples Retailing 0.2%
The Jean Coutu Group (PJC), Inc., Class A	26,914	405,325
The North West Co., Inc.	16,215	309,479
		714,804
Food, Beverage & Tobacco 0.2%
Cott Corp.	24,400	319,985
Maple Leaf Foods, Inc.	25,163	573,123
		893,108
Security	Number of Shares	Value ($)
Health Care Equipment & Services 0.1%
Chartwell Retirement Residences	6,400	71,286
Extendicare, Inc.	16,000	109,983
Medical Facilities Corp.	4,486	73,178
		254,447
Insurance 0.2%
Industrial Alliance Insurance & Financial Services, Inc.	18,324	709,572
Materials 1.5%
Alamos Gold, Inc., Class A	31,930	250,431
Canam Group, Inc.	7,874	52,893
Canfor Corp. *	26,495	293,928
Cascades, Inc.	40,719	384,027
CCL Industries, Inc., Class B	1,738	309,090
Centerra Gold, Inc.	61,077	308,732
Chemtrade Logistics Income Fund	16,481	216,871
Dominion Diamond Corp.	19,687	167,324
Eldorado Gold Corp. *	138,308	436,176
Franco-Nevada Corp.	5,682	371,895
HudBay Minerals, Inc.	65,256	274,880
IAMGOLD Corp. *	228,268	913,889
Interfor Corp. *	17,095	191,304
Intertape Polymer Group, Inc.	4,585	77,664
Labrador Iron Ore Royalty Corp.	14,216	155,694
Lundin Mining Corp. *	116,725	456,875
Nevsun Resources Ltd.	56,565	164,048
New Gold, Inc. *	64,092	252,775
Norbord, Inc.	2,900	68,214
Pan American Silver Corp.	31,830	508,312
Resolute Forest Products, Inc. *	97,776	464,436
SEMAFO, Inc. *	48,200	189,020
Silver Wheaton Corp.	26,562	640,039
Stella-Jones, Inc.	1,900	67,427
Western Forest Products, Inc.	63,495	96,570
		7,312,514
Media 0.3%
Aimia, Inc.	61,299	331,334
Cineplex, Inc.	11,260	428,137
Cogeco Communications, Inc.	5,631	262,637
Corus Entertainment, Inc., Class B	37,543	309,849
Entertainment One Ltd.	85,342	242,553
		1,574,510
Real Estate 0.6%
Artis Real Estate Investment Trust	14,173	123,841
Boardwalk Real Estate Investment Trust (a)	4,677	171,626
Canadian Apartment Properties REIT	6,999	152,994
Canadian Real Estate Investment Trust	5,151	177,345
Colliers International Group, Inc.	3,634	126,525
Cominar Real Estate Investment Trust	18,713	207,318
Dream Global Real Estate Investment Trust	11,180	76,017
Dream Office Real Estate Investment Trust	15,517	193,312
First Capital Realty, Inc.	14,678	234,073
Granite Real Estate Investment Trust	7,204	226,652
H&R Real Estate Investment Trust	21,704	369,096
RioCan Real Estate Investment Trust	23,920	465,096
Smart Real Estate Investment Trust	8,925	222,576
		2,746,471
Retailing 0.2%
AutoCanada, Inc.	4,600	75,620
Hudson's Bay Co.	31,100	382,113
Uni-Select, Inc.	10,320	232,206
		689,939

31
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Semiconductors & Semiconductor Equipment 0.0%
Canadian Solar, Inc. *	5,519	79,694
Software & Services 0.2%
Constellation Software, Inc.	588	275,457
DH Corp.	14,391	186,258
Open Text Corp.	6,675	414,444
		876,159
Telecommunication Services 0.0%
Manitoba Telecom Services, Inc.	6,476	181,007
Transportation 0.4%
Air Canada *	24,536	231,403
Exchange Income Corp.	6,230	174,828
Student Transportation, Inc.	12,792	74,103
TransForce, Inc.	30,970	702,615
WestJet Airlines Ltd.	12,142	198,700
Westshore Terminals Investment Corp.	15,056	290,389
		1,672,038
Utilities 0.4%
Algonquin Power & Utilities Corp.	9,100	80,396
Capital Power Corp.	38,099	586,554
Hydro One Ltd. (c)	4,900	89,393
Innergex Renewable Energy, Inc.	6,300	70,031
Just Energy Group, Inc.	40,514	212,643
Northland Power, Inc.	16,746	299,638
Superior Plus Corp.	70,043	623,509
Valener, Inc.	6,557	102,953
		2,065,117
		38,454,171

Denmark 1.2%
Banks 0.1%
Jyske Bank A/S - Reg'd	7,278	329,987
Sydbank A/S	11,814	368,907
		698,894
Capital Goods 0.4%
FLSmidth & Co. A/S (a)	18,882	685,093
NKT Holding A/S	8,422	567,018
Per Aarsleff Holding A/S	4,807	113,412
Rockwool International A/S, B Shares	2,242	374,993
		1,740,516
Food, Beverage & Tobacco 0.1%
Royal Unibrew A/S	3,667	171,548
Schouw & Co.	3,381	214,485
		386,033
Health Care Equipment & Services 0.1%
GN Store Nord A/S	19,208	389,313
William Demant Holding A/S *	9,710	180,674
		569,987
Insurance 0.1%
Topdanmark A/S *	8,225	221,358
Tryg A/S	16,767	326,973
		548,331
Materials 0.2%
Chr. Hansen Holding A/S	4,723	282,850
Novozymes A/S, B Shares	14,753	547,289
		830,139
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
H. Lundbeck A/S *	8,222	264,982
Retailing 0.0%
Matas A/S	8,379	162,617
Security	Number of Shares	Value ($)
Software & Services 0.0%
SimCorp A/S	2,930	161,805
Transportation 0.1%
D/S Norden A/S *(a)	19,394	276,172
Dfds A/S	5,557	268,504
		544,676
		5,907,980

Finland 1.6%
Capital Goods 0.7%
Cargotec Oyj, B Shares	10,568	433,396
Cramo Oyj	10,151	266,045
Konecranes Oyj	14,639	498,639
Outotec Oyj *	90,605	394,522
PKC Group Oyj	8,078	141,662
Ramirent Oyj	27,104	199,849
Uponor Oyj	12,648	215,159
Valmet Oyj	32,564	483,480
Yit Oyj	87,041	725,914
		3,358,666
Commercial & Professional Supplies 0.1%
Caverion Corp.	40,025	287,975
Lassila & Tikanoja Oyj	10,719	223,099
		511,074
Consumer Durables & Apparel 0.1%
Amer Sports Oyj	16,791	456,871
Materials 0.4%
Huhtamaki Oyj	14,059	567,393
Kemira Oyj	33,421	398,314
Metsa Board Oyj	44,285	254,397
Outokumpu Oyj *	90,928	633,910
Tikkurila Oyj	11,276	217,099
		2,071,113
Media 0.2%
Sanoma Oyj	74,127	693,166
Real Estate 0.0%
Sponda Oyj	40,776	193,052
Software & Services 0.1%
Tieto Oyj	21,678	594,681
		7,878,623

France 3.7%
Automobiles & Components 0.1%
Plastic Omnium S.A.	10,465	341,260
Capital Goods 0.3%
Dassault Aviation S.A.	101	110,076
Nexans S.A. *	15,948	906,521
SPIE S.A.	3,847	72,700
Tarkett S.A.	4,299	153,097
		1,242,394
Commercial & Professional Supplies 0.3%
Edenred	33,211	768,622
Elis S.A.	5,382	89,416
Societe BIC S.A.	4,317	598,389
		1,456,427
Consumer Durables & Apparel 0.2%
SEB S.A.	5,094	749,711
Consumer Services 0.1%
Elior Group (c)	11,742	263,777
Diversified Financials 0.0%
Amundi S.A. (c)	1,856	91,017

32
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Energy 0.1%
Bourbon Corp. (a)	16,292	212,826
Etablissements Maurel et Prom *(a)	67,830	298,579
		511,405
Food, Beverage & Tobacco 0.1%
Remy Cointreau S.A.	3,635	294,737
Health Care Equipment & Services 0.1%
BioMerieux	2,074	302,163
Korian S.A.	3,151	96,512
Orpea	4,029	335,326
		734,001
Insurance 0.1%
Coface S.A.	26,756	173,251
Euler Hermes Group	4,017	348,460
		521,711
Materials 0.3%
Eramet *	6,590	309,313
Imerys S.A.	9,099	633,512
Vicat S.A.	5,337	335,548
		1,278,373
Media 0.4%
Havas S.A.	26,137	212,750
IPSOS	11,182	365,210
JC Decaux S.A.	10,688	326,861
Metropole Television S.A.	25,557	445,294
Societe Television Francaise	45,421	418,344
Technicolor S.A. - Reg'd	66,325	387,465
		2,155,924
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Ipsen S.A.	4,234	292,701
Real Estate 0.5%
Fonciere Des Regions	6,203	542,115
Gecina S.A.	4,037	588,599
ICADE	7,711	553,749
Mercialys S.A.	10,467	216,827
Nexity S.A. *	10,771	540,796
		2,442,086
Retailing 0.1%
Groupe Fnac S.A. *	5,822	397,430
Software & Services 0.4%
Alten S.A.	5,256	375,537
Altran Technologies S.A. *	17,668	252,095
Dassault Systemes S.A.	7,001	554,147
Sopra Steria Group	1,869	190,140
UBISOFT Entertainment *	15,754	536,040
		1,907,959
Technology Hardware & Equipment 0.2%
Ingenico Group S.A.	3,314	262,130
Neopost S.A.	29,327	888,209
		1,150,339
Telecommunication Services 0.1%
Iliad S.A.	2,415	506,269
SFR Group S.A.	2,334	62,904
		569,173
Transportation 0.2%
Aeroports de Paris	4,758	480,592
Europcar Groupe S.A. *(c)	7,746	72,006
Groupe Eurotunnel SE - Reg'd	48,534	454,246
		1,006,844
		17,407,269

Security	Number of Shares	Value ($)
Germany 2.9%
Automobiles & Components 0.2%
ElringKlinger AG	9,909	153,494
Grammer AG	4,256	243,642
Hella KGaA Hueck & Co.	6,535	249,403
SAF-Holland S.A.	14,434	193,842
		840,381
Banks 0.1%
Aareal Bank AG	7,960	287,915
Capital Goods 0.6%
BayWa AG	11,458	384,991
Deutz AG	55,584	274,933
Duerr AG	3,374	251,600
Heidelberger Druckmaschinen AG *(a)	79,238	210,433
Indus Holding AG	4,979	293,882
KION Group AG	9,664	583,901
Krones AG	2,509	255,917
Norma Group SE	3,869	178,024
Pfeiffer Vacuum Technology AG	1,813	164,509
SGL Carbon SE *(a)	14,298	178,430
Vossloh AG *	2,966	180,299
Wacker Neuson SE	9,193	127,182
		3,084,101
Commercial & Professional Supplies 0.0%
Bertrandt AG	639	67,964
Consumer Durables & Apparel 0.0%
Gerry Weber International AG	14,533	181,439
Health Care Equipment & Services 0.1%
Carl Zeiss Meditec AG, Class B	4,341	156,264
Rhoen-Klinikum AG	16,052	446,849
		603,113
Insurance 0.1%
Talanx AG *	11,167	346,607
Materials 0.3%
Covestro AG (c)	7,500	444,130
Symrise AG	10,712	735,650
Wacker Chemie AG	5,233	466,857
		1,646,637
Media 0.1%
Axel Springer SE	11,217	561,961
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Gerresheimer AG	4,529	341,622
STADA Arzneimittel AG	12,007	602,134
		943,756
Real Estate 0.2%
Deutsche Wohnen AG	10,602	346,386
LEG Immobilien AG *	3,449	290,930
TAG Immobilien AG	6,899	91,996
		729,312
Retailing 0.0%
Fielmann AG	3,005	208,557
Semiconductors & Semiconductor Equipment 0.1%
Aixtron SE *	36,868	182,717
Siltronic AG *	7,248	261,547
SMA Solar Technology AG (a)	6,635	170,393
		614,657
Software & Services 0.3%
Bechtle AG	3,435	361,262
CANCOM SE	1,239	56,391
Software AG	10,532	382,777

33
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
United Internet AG - Reg'd	8,747	359,630
Wirecard AG	3,662	173,831
		1,333,891
Technology Hardware & Equipment 0.2%
Jenoptik AG	11,675	200,645
Wincor Nixdorf AG *	8,622	627,835
		828,480
Telecommunication Services 0.2%
Drillisch AG (a)	4,692	214,380
Telefonica Deutschland Holding AG	128,173	497,095
		711,475
Transportation 0.2%
Fraport AG Frankfurt Airport Services Worldwide	8,735	518,514
Hamburger Hafen und Logistik AG	10,411	165,489
Hapag-Lloyd AG *(c)	4,786	95,278
Sixt SE	3,645	221,180
		1,000,461
		13,990,707

Greece 0.0%
Banks 0.0%
TT Hellenic Postbank S.A. *(b)(f)	24,275	—

Hong Kong 4.2%
Automobiles & Components 0.1%
Minth Group Ltd.	75,000	265,525
Xinyi Glass Holdings Ltd. *	394,000	338,775
		604,300
Banks 0.1%
The Bank of East Asia Ltd.	149,800	602,182
Capital Goods 0.1%
Hopewell Holdings Ltd.	45,000	157,562
NWS Holdings Ltd.	243,000	429,953
		587,515
Consumer Durables & Apparel 0.3%
Global Brands Group Holding Ltd. *	2,864,000	324,393
Pacific Textile Holdings Ltd.	194,000	244,426
Stella International Holdings Ltd.	167,000	289,471
Techtronic Industries Co., Ltd.	143,000	537,272
Texwinca Holdings Ltd.	254,000	178,023
		1,573,585
Consumer Services 0.4%
Cafe De Coral Holdings Ltd.	70,000	247,152
Melco Crown Entertainment Ltd. ADR	10,928	182,935
MGM China Holdings Ltd.	209,200	345,144
Shangri-La Asia Ltd.	270,000	296,540
Wynn Macau Ltd.	444,800	681,439
		1,753,210
Diversified Financials 0.2%
First Pacific Co., Ltd.	912,000	690,888
Sun Hung Kai & Co., Ltd.	242,000	152,351
		843,239
Energy 0.0%
Brightoil Petroleum Holdings Ltd. *(a)	575,000	165,303
Food & Staples Retailing 0.2%
Dairy Farm International Holdings Ltd.	56,700	400,916
Sun Art Retail Group Ltd.	617,000	434,603
		835,519
Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 0.3%
CP Pokphand Co., Ltd.	1,434,000	182,841
Tingyi (Cayman Islands) Holding Corp.	560,000	603,682
Uni-President China Holdings Ltd.	202,000	136,511
Vitasoy International Holdings Ltd.	74,000	154,546
WH Group Ltd. (c)	556,000	450,302
		1,527,882
Materials 0.2%
Huabao International Holdings Ltd. *	750,000	280,703
MMG Ltd. *(a)	800,000	210,365
Shougang Fushan Resources Group Ltd.	1,592,000	344,196
Yingde Gases Group Co., Ltd.	450,000	181,435
		1,016,699
Media 0.1%
Television Broadcasts Ltd.	83,600	302,623
Real Estate 0.8%
Great Eagle Holdings Ltd.	44,000	195,180
Hang Lung Group Ltd.	156,000	596,738
Hang Lung Properties Ltd.	285,000	626,747
Henderson Land Development Co., Ltd.	68,858	407,311
Hysan Development Co., Ltd.	44,000	203,077
Kerry Properties Ltd.	160,000	506,625
Shui On Land Ltd.	750,000	185,480
Sino Land Co., Ltd.	352,000	597,674
Swire Properties Ltd.	108,400	311,290
		3,630,122
Retailing 0.2%
Chow Tai Fook Jewellery Group Ltd. (a)	356,200	252,592
Giordano International Ltd.	488,000	257,279
Luk Fook Holdings International Ltd.	158,000	463,307
Sa Sa International Holdings Ltd.	412,000	188,375
		1,161,553
Semiconductors & Semiconductor Equipment 0.2%
ASM Pacific Technology Ltd.	48,000	462,460
Semiconductor Manufacturing International Corp. *	4,632,000	560,971
		1,023,431
Technology Hardware & Equipment 0.4%
AAC Technologies Holdings, Inc.	44,000	419,230
FIH Mobile Ltd.	1,126,000	371,584
Ju Teng International Holdings Ltd.	478,000	151,432
Truly International Holdings Ltd.	668,000	261,243
VTech Holdings Ltd.	47,200	578,965
		1,782,454
Telecommunication Services 0.2%
Hutchison Telecommunications Hong Kong Holdings Ltd.	554,000	178,421
PCCW Ltd.	971,000	577,984
SmarTone Telecommunications Holdings Ltd.	95,000	143,405
		899,810
Transportation 0.4%
Cathay Pacific Airways Ltd.	395,000	519,913
Kerry Logistics Network Ltd.	100,000	132,743
Orient Overseas International Ltd.	145,500	544,255
Pacific Basin Shipping Ltd. *	1,957,000	292,210
SITC International Holdings Co., Ltd.	270,000	159,660
		1,648,781

34
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Utilities 0.0%
HK Electric Investments & HK Electric Investments Ltd. (c)	85,500	84,678
		20,042,886

Ireland 0.8%
Banks 0.0%
Permanent TSB Group Holdings plc *	32,917	89,614
Capital Goods 0.2%
AerCap Holdings N.V. *	11,276	463,556
Fly Leasing Ltd. ADR *	7,867	96,449
Kingspan Group plc	13,729	336,084
		896,089
Consumer Services 0.1%
Paddy Power Betfair plc	3,665	379,788
Food & Staples Retailing 0.1%
Total Produce plc	147,843	282,393
Food, Beverage & Tobacco 0.1%
C&C Group plc	67,600	259,728
Glanbia plc	17,232	280,720
Origin Enterprises plc	17,886	110,934
		651,382
Health Care Equipment & Services 0.1%
UDG Healthcare plc	42,964	343,357
Materials 0.1%
James Hardie Industries plc CDI	33,262	495,064
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
ICON plc *	4,052	325,295
Jazz Pharmaceuticals plc *	1,488	162,891
		488,186
Transportation 0.0%
Irish Continental Group plc	24,708	115,219
		3,741,092

Israel 0.9%
Banks 0.2%
First International Bank of Israel Ltd.	8,583	110,436
Israel Discount Bank Ltd., Class A *	246,375	452,499
Mizrahi Tefahot Bank Ltd.	18,022	234,702
		797,637
Capital Goods 0.1%
Elbit Systems Ltd.	3,269	323,475
Shikun & Binui Ltd.	90,770	157,328
		480,803
Energy 0.2%
Delek Group Ltd.	1,714	335,931
Oil Refineries Ltd. *	498,976	176,010
Paz Oil Co., Ltd.	2,242	350,300
		862,241
Insurance 0.0%
Harel Insurance Investments & Finances Service Ltd.	52,709	203,806
Materials 0.1%
The Israel Corp., Ltd. *	2,319	345,257
Real Estate 0.0%
Azrieli Group Ltd.	1,373	58,451
Gazit-Globe Ltd.	19,668	177,621
		236,072
Retailing 0.0%
Delek Automotive Systems Ltd.	7,771	66,401
Security	Number of Shares	Value ($)
Software & Services 0.1%
Nice Ltd.	5,331	353,861
Telecommunication Services 0.2%
B Communications Ltd.	9,073	200,852
Cellcom Israel Ltd. *	58,738	443,294
Partner Communications Co., Ltd. *	61,801	288,284
		932,430
		4,278,508

Italy 2.5%
Automobiles & Components 0.2%
Brembo S.p.A.	3,149	194,966
Ferrari N.V.	7,321	385,450
Piaggio & C. S.p.A. (a)	81,474	142,028
		722,444
Banks 0.5%
Banca Carige S.p.A. *	760,813	259,707
Banca Popolare Di Milano Scarl (a)	1,101,035	504,625
Banca Popolare Di Sondrio Scarl	161,333	538,588
Credito Valtellinese Scarl	431,319	189,827
Mediobanca S.p.A.	91,889	673,113
		2,165,860
Capital Goods 0.2%
Astaldi S.p.A.	33,955	137,052
C.I.R. S.p.A. - Compagnie Industriali Riunite	237,020	264,352
Danieli & Co., Officine Meccaniche S.p.A.	3,136	58,541
Interpump Group S.p.A.	9,451	151,577
Italmobiliare S.p.A.	3,377	160,184
Salini Impregilo S.p.A.	66,629	185,673
Trevi Finanziaria Industriale S.p.A. *	113,092	166,680
		1,124,059
Consumer Durables & Apparel 0.2%
De'Longhi S.p.A.	7,617	178,220
Prada S.p.A.	114,800	402,180
Safilo Group S.p.A. *	18,934	198,151
Tod's S.p.A. (a)	3,869	226,081
		1,004,632
Consumer Services 0.0%
Autogrill S.p.A.	26,995	224,994
Diversified Financials 0.1%
Anima Holding S.p.A (c)	12,289	59,869
Azimut Holding S.p.A.	7,085	113,725
Banca Generali S.p.A.	7,552	167,931
Cerved Information Solutions S.p.A	8,873	71,418
		412,943
Energy 0.1%
Saras S.p.A.	168,915	293,397
Food & Staples Retailing 0.0%
MARR S.p.A.	7,586	139,732
Food, Beverage & Tobacco 0.1%
Davide Campari-Milano S.p.A.	31,120	313,426
Parmalat S.p.A.	100,360	265,070
		578,496
Health Care Equipment & Services 0.0%
DiaSorin S.p.A.	2,526	155,242

35
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Insurance 0.2%
Societa Cattolica di Assicurazioni S.c.r.l.	42,229	255,331
Unipol Gruppo Finanziario S.p.A.	109,283	334,569
UnipolSai S.p.A.	136,798	261,422
		851,322
Materials 0.1%
Buzzi Unicem S.p.A.	20,612	400,856
Media 0.1%
RCS MediaGroup S.p.A. *	234,268	251,247
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Recordati S.p.A.	9,057	256,122
Real Estate 0.0%
Beni Stabili S.p.A *	197,281	115,028
Technology Hardware & Equipment 0.0%
Esprinet S.p.A.	22,883	169,558
Transportation 0.1%
Alitalia S.p.A. *(b)(f)	14,782	—
Ansaldo STS S.p.A.	17,566	201,894
ASTM S.p.A.	19,957	215,438
Societa Iniziative Autostradali e Servizi S.p.A.	27,552	258,036
		675,368
Utilities 0.5%
A2A S.p.A	564,516	768,801
ACEA S.p.A.	13,925	180,377
ERG S.p.A.	30,275	336,223
Hera S.p.A.	227,767	582,185
Iren S.p.A.	228,240	409,565
		2,277,151
		11,818,451

Japan 40.1%
Automobiles & Components 2.6%
Aisan Industry Co., Ltd.	19,300	157,117
Akebono Brake Industry Co., Ltd. *	83,400	159,613
Eagle Industry Co., Ltd.	5,600	79,898
Exedy Corp.	17,300	494,297
F.C.C. Co., Ltd.	16,300	359,603
Futaba Industrial Co., Ltd.	67,300	402,104
G-Tekt Corp.	13,800	262,109
Kasai Kogyo Co., Ltd.	13,300	150,635
Keihin Corp.	27,900	456,081
KYB Corp.	134,000	612,751
Mitsuba Corp.	13,000	189,785
Musashi Seimitsu Industry Co., Ltd.	11,300	276,771
Nifco, Inc.	6,800	391,624
Nippon Seiki Co., Ltd.	17,000	328,681
Nissan Shatai Co., Ltd.	55,000	567,826
Nissin Kogyo Co., Ltd.	22,200	328,451
NOK Corp.	33,400	752,693
Pacific Industrial Co., Ltd.	17,000	209,042
Piolax, Inc.	2,800	178,015
Press Kogyo Co., Ltd.	66,600	324,337
Sanden Holdings Corp.	71,000	219,749
Showa Corp.	44,900	293,878
Sumitomo Riko Co., Ltd.	28,600	273,948
Tachi-S Co., Ltd.	21,200	351,857
Takata Corp. *(a)	66,500	230,982
Tokai Rika Co., Ltd.	25,900	485,694
Topre Corp.	8,100	187,564
Toyo Tire & Rubber Co., Ltd.	30,000	465,311
Toyoda Gosei Co., Ltd.	33,200	760,767
Toyota Boshoku Corp.	32,500	819,359
Security	Number of Shares	Value ($)
TPR Co., Ltd.	3,100	89,640
TS Tech Co., Ltd.	21,000	563,046
Unipres Corp.	26,600	513,337
Yorozu Corp.	12,700	199,992
		12,136,557
Banks 2.2%
Fukuoka Financial Group, Inc.	172,000	744,325
Hokuhoku Financial Group, Inc.	30,500	439,651
Mebuki Financial Group, Inc.	144,500	514,240
Nishi-Nippon Financial Holdings, Inc. *	40,300	401,194
North Pacific Bank Ltd.	265,000	988,288
Senshu Ikeda Holdings, Inc.	37,600	171,076
Seven Bank Ltd.	74,000	227,490
Shinsei Bank Ltd.	240,000	388,023
Suruga Bank Ltd.	13,900	339,339
The 77 Bank Ltd.	45,000	203,279
The Awa Bank Ltd.	27,000	177,555
The Bank of Kyoto Ltd.	35,000	256,665
The Chiba Bank Ltd.	124,000	766,914
The Chugoku Bank Ltd.	25,700	344,831
The Daishi Bank Ltd.	44,000	189,197
The Gunma Bank Ltd.	65,000	310,366
The Hachijuni Bank Ltd.	61,900	337,455
The Hiroshima Bank Ltd.	67,000	286,737
The Hokkoku Bank Ltd.	27,000	90,426
The Hyakugo Bank Ltd.	37,000	136,251
The Iyo Bank Ltd.	37,400	229,853
The Juroku Bank Ltd.	57,000	171,886
The Keiyo Bank Ltd.	43,000	180,845
The Kiyo Bank Ltd.	24,500	406,175
The Musashino Bank Ltd.	6,000	165,667
The Nanto Bank Ltd.	4,400	167,285
The Ogaki Kyoritsu Bank Ltd.	56,000	200,332
The San-in Godo Bank Ltd.	26,100	187,788
The Shiga Bank Ltd.	39,000	202,269
The Shizuoka Bank Ltd.	72,000	607,646
Yamaguchi Financial Group, Inc.	37,000	407,900
		10,240,948
Capital Goods 7.2%
Aica Kogyo Co., Ltd.	12,300	350,993
Amada Holdings Co., Ltd.	58,400	665,240
Asahi Diamond Industrial Co., Ltd.	17,200	128,175
Bunka Shutter Co., Ltd.	16,400	136,001
Central Glass Co., Ltd.	84,000	343,598
Chiyoda Corp.	48,000	418,671
Chudenko Corp.	7,100	147,587
CKD Corp.	16,000	199,255
COMSYS Holdings Corp.	40,800	718,264
Daifuku Co., Ltd.	15,900	287,294
Daihen Corp.	31,000	179,736
DMG Mori Co., Ltd.	27,100	287,430
Fuji Machine Manufacturing Co., Ltd.	23,538	299,570
Fujikura Ltd.	130,000	763,815
Fujitec Co., Ltd.	15,800	180,752
Furukawa Co., Ltd.	98,000	156,482
Futaba Corp.	10,900	177,956
Glory Ltd.	14,300	472,740
GS Yuasa Corp.	117,000	505,234
Hazama Ando Corp.	34,300	221,115
Hitachi Koki Co., Ltd.	22,600	191,376
Hitachi Zosen Corp.	76,800	386,539
Hoshizaki Corp.	5,400	487,341
Inaba Denki Sangyo Co., Ltd.	12,300	446,261
Inabata & Co., Ltd.	43,400	471,757
Iseki & Co., Ltd.	85,000	210,238
Iwatani Corp.	106,000	633,049
Kanamoto Co., Ltd.	7,400	177,783

36
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Kandenko Co., Ltd.	51,000	502,765
Kanematsu Corp.	379,000	623,635
Keihan Holdings Co., Ltd.	65,000	438,854
Kinden Corp.	61,100	735,834
Kitz Corp.	45,200	259,908
Komori Corp.	14,400	182,745
Kumagai Gumi Co., Ltd.	68,000	180,589
Kurita Water Industries Ltd.	29,700	702,902
Kuroda Electric Co., Ltd.	19,200	373,573
Kyowa Exeo Corp.	45,400	681,700
Kyudenko Corp.	9,500	306,059
Mabuchi Motor Co., Ltd.	6,200	360,410
Maeda Corp.	35,000	324,255
Maeda Road Construction Co., Ltd.	24,000	444,002
Makino Milling Machine Co., Ltd.	28,000	177,920
Meidensha Corp.	49,000	163,977
Minebea Co., Ltd.	72,000	734,723
Mirait Holdings Corp.	43,100	382,174
MISUMI Group, Inc.	32,800	598,204
Mitsui Engineering & Shipbuilding Co., Ltd.	460,000	639,162
Miura Co., Ltd.	12,100	208,794
Nabtesco Corp.	23,600	704,851
Nachi-Fujikoshi Corp.	53,000	201,008
Namura Shipbuilding Co., Ltd.	30,600	186,594
Nichias Corp.	37,000	329,205
Nichiha Corp.	11,800	291,438
Nippo Corp.	21,000	405,095
Nippon Densetsu Kogyo Co., Ltd.	11,100	202,232
Nippon Sheet Glass Co., Ltd. *	88,200	716,389
Nippon Steel & Sumikin Bussan Corp.	12,900	472,784
Nishimatsu Construction Co., Ltd.	82,000	382,947
Nishio Rent All Co., Ltd.	6,400	193,242
Nisshinbo Holdings, Inc.	55,400	551,576
Nitta Corp.	5,600	144,936
Nitto Kogyo Corp.	10,000	146,694
Noritz Corp.	15,000	310,884
NTN Corp.	175,000	662,421
Oiles Corp.	9,780	177,289
OKUMA Corp.	32,000	267,791
Okumura Corp.	43,000	247,797
OSG Corp. (a)	13,100	279,012
Penta-Ocean Construction Co., Ltd.	69,100	411,776
Ryobi Ltd.	60,000	241,869
Sanki Engineering Co., Ltd.	22,100	200,430
Sankyo Tateyama, Inc.	18,700	294,420
Sanwa Holdings Corp.	45,200	450,162
Seibu Holdings, Inc.	30,000	519,062
Shinmaywa Industries Ltd.	40,000	309,620
Sintokogio Ltd.	19,800	172,698
Sumitomo Mitsui Construction Co., Ltd.	91,600	87,231
Tadano Ltd.	22,600	253,793
Taihei Dengyo Kaisha Ltd.	14,000	145,118
Taikisha Ltd.	10,000	252,599
Takara Standard Co., Ltd.	14,500	269,348
Takasago Thermal Engineering Co., Ltd.	15,700	221,415
Takuma Co., Ltd.	15,000	137,893
The Japan Steel Works Ltd.	23,600	506,909
The Nippon Road Co., Ltd.	38,000	155,924
THK Co., Ltd.	29,400	620,745
Toa Corp.	8,100	170,522
Toda Corp.	61,000	330,624
TOKAI Holdings Corp.	37,300	239,718
Toshiba Machine Co., Ltd.	53,000	191,415
Toshiba Plant Systems & Services Corp.	12,600	203,167
Security	Number of Shares	Value ($)
Totetsu Kogyo Co., Ltd.	6,000	170,081
Toyo Engineering Corp.	57,000	195,254
Trusco Nakayama Corp.	7,000	361,909
Tsubakimoto Chain Co.	38,000	301,016
Ushio, Inc.	31,100	375,186
Wakita & Co., Ltd.	17,800	151,774
Yamazen Corp.	33,400	266,331
Yuasa Trading Co., Ltd.	10,900	261,128
Yurtec Corp.	18,000	131,858
		34,141,617
Commercial & Professional Supplies 0.8%
Aeon Delight Co., Ltd.	7,200	212,837
Daiseki Co., Ltd.	7,300	149,870
Duskin Co., Ltd.	23,700	455,237
Kokuyo Co., Ltd.	33,800	447,778
Meitec Corp.	4,700	160,165
Nissha Printing Co., Ltd. (a)	8,200	198,514
Nomura Co., Ltd.	10,300	167,041
Okamura Corp.	22,300	218,783
Park24 Co., Ltd.	13,300	410,953
Relia, Inc.	20,300	194,523
Sato Holdings Corp.	8,400	185,038
Sohgo Security Services Co., Ltd.	9,500	432,662
Temp Holdings Co., Ltd.	22,600	383,289
Toppan Forms Co., Ltd.	24,600	244,523
		3,861,213
Consumer Durables & Apparel 2.1%
Alpine Electronics, Inc.	27,900	372,417
Asics Corp.	22,500	480,134
Casio Computer Co., Ltd.	35,600	495,857
Foster Electric Co., Ltd.	12,800	234,881
Fujitsu General Ltd.	12,000	275,360
Funai Electric Co., Ltd.	36,000	293,523
Gunze Ltd.	97,000	325,575
Haseko Corp.	51,900	505,081
Heiwa Corp.	12,000	281,895
JVC Kenwood Corp.	148,700	401,841
Kurabo Industries Ltd.	130,000	259,726
Misawa Homes Co., Ltd.	26,000	195,638
Mizuno Corp.	56,000	301,240
Onward Holdings Co., Ltd.	72,000	481,946
PanaHome Corp.	38,000	282,624
Pioneer Corp. *	207,600	509,165
Rinnai Corp.	5,800	557,184
Sangetsu Corp.	17,600	339,867
Sankyo Co., Ltd.	14,900	524,912
Sanyo Shokai Ltd.	92,000	148,147
Seiko Holdings Corp.	54,000	176,759
Seiren Co., Ltd.	14,200	166,080
Tamron Co., Ltd.	9,000	157,576
The Japan Wool Textile Co., Ltd.	10,500	76,563
Token Corp.	2,850	205,967
Tomy Co., Ltd.	32,900	355,402
TSI Holdings Co., Ltd.	43,100	242,356
Wacoal Holdings Corp.	40,000	461,502
Yamaha Corp.	25,000	893,236
		10,002,454
Consumer Services 1.0%
Accordia Golf Co., Ltd.	28,900	291,682
Doutor Nichires Holdings Co., Ltd.	13,700	274,215
Dynam Japan Holdings Co., Ltd.	197,800	284,292
H.I.S. Co., Ltd.	12,100	330,244
Kyoritsu Maintenance Co., Ltd.	900	53,988
McDonald's Holdings Co., Ltd. (a)	20,033	576,404
MOS Food Services, Inc.	5,300	178,062
Ohsho Food Service Corp.	4,400	169,331

37
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Plenus Co., Ltd.	11,100	228,461
Resorttrust, Inc.	7,900	157,907
Round One Corp.	42,200	298,119
Royal Holdings Co., Ltd.	10,000	172,807
Saint Marc Holdings Co., Ltd.	4,700	131,913
Saizeriya Co., Ltd.	11,300	297,628
Skylark Co., Ltd.	22,500	316,385
Tokyo Dome Corp.	19,000	180,584
Yoshinoya Holdings Co., Ltd.	27,900	420,369
Zensho Holdings Co., Ltd.	22,700	423,942
		4,786,333
Diversified Financials 0.7%
Acom Co., Ltd. *	31,100	143,108
AEON Financial Service Co., Ltd.	16,100	283,429
Credit Saison Co., Ltd.	37,800	653,453
Fuyo General Lease Co., Ltd.	3,200	162,283
Hitachi Capital Corp.	8,000	178,459
Jaccs Co., Ltd.	40,000	156,870
Japan Exchange Group, Inc.	18,300	271,715
Mitsubishi UFJ Lease & Finance Co., Ltd.	63,800	308,868
Okasan Securities Group, Inc.	34,000	180,735
SBI Holdings, Inc.	32,300	383,700
Tokai Tokyo Financial Holdings, Inc.	34,600	175,540
Tokyo Century Corp.	6,700	236,087
		3,134,247
Energy 0.2%
Fuji Oil Co., Ltd. *	39,900	127,244
Itochu Enex Co., Ltd.	50,900	391,071
Japan Petroleum Exploration Co., Ltd.	17,400	380,712
Nippon Gas Co., Ltd.	6,400	193,684
Shinko Plantech Co., Ltd.	11,500	85,283
		1,177,994
Food & Staples Retailing 2.1%
Ain Holdings, Inc.	4,100	276,732
Arcs Co., Ltd.	27,600	692,542
Axial Retailing, Inc.	5,000	179,613
Belc Co., Ltd.	4,400	177,783
Cawachi Ltd.	14,200	365,447
Cocokara fine, Inc.	11,900	460,302
Cosmos Pharmaceutical Corp.	1,300	282,896
Create SD Holdings Co., Ltd.	6,600	138,160
FamilyMart UNY Holdings Co., Ltd.	30,100	1,887,887
Heiwado Co., Ltd.	17,900	372,583
Kato Sangyo Co., Ltd.	22,200	534,668
Life Corp.	2,800	90,893
Matsumotokiyoshi Holdings Co., Ltd.	13,800	710,952
Ministop Co., Ltd.	8,000	137,883
Mitsubishi Shokuhin Co., Ltd.	14,400	472,682
San-A Co., Ltd.	5,300	288,507
Sugi Holdings Co., Ltd.	9,200	492,805
Sundrug Co., Ltd.	6,700	527,035
Tsuruha Holdings, Inc.	6,600	761,527
Valor Holdings Co., Ltd.	20,800	589,980
Welcia Holdings Co., Ltd.	4,000	272,716
Yaoko Co., Ltd.	5,000	209,943
Yokohama Reito Co., Ltd.	25,900	261,955
		10,185,491
Food, Beverage & Tobacco 2.5%
Calbee, Inc.	8,500	308,394
Coca-Cola East Japan Co., Ltd.	21,600	476,098
Dydo Drinco, Inc.	4,600	254,598
Ezaki Glico Co., Ltd.	9,100	517,297
Fuji Oil Holdings, Inc.	23,900	460,900
Hokuto Corp.	8,700	169,320
Security	Number of Shares	Value ($)
House Foods Group, Inc.	18,800	419,681
Ito En Ltd.	16,600	604,402
Kagome Co., Ltd.	18,100	474,610
Kikkoman Corp.	21,000	668,082
Marudai Food Co., Ltd.	40,000	190,490
Maruha Nichiro Corp.	10,900	302,238
Megmilk Snow Brand Co., Ltd.	18,000	626,181
Morinaga & Co., Ltd.	6,800	316,304
Morinaga Milk Industry Co., Ltd.	113,000	910,165
Nichirei Corp.	41,000	896,533
Nippon Flour Mills Co., Ltd.	27,000	399,309
Nippon Suisan Kaisha Ltd.	89,800	431,611
Nissin Foods Holdings Co., Ltd.	14,000	810,305
Prima Meat Packers Ltd.	76,000	275,950
Sapporo Holdings Ltd.	22,000	621,515
Takara Holdings, Inc.	40,700	385,459
The Nisshin Oillio Group Ltd.	91,000	413,718
Warabeya Nichiyo Holdings Co., Ltd.	11,400	274,960
Yakult Honsha Co., Ltd.	11,800	550,155
		11,758,275
Health Care Equipment & Services 0.9%
BML, Inc.	6,700	177,700
Hogy Medical Co., Ltd.	2,400	158,085
Miraca Holdings, Inc.	14,300	690,349
NichiiGakkan Co., Ltd.	26,700	222,258
Nihon Kohden Corp.	13,900	338,801
Nikkiso Co., Ltd.	18,600	164,370
Nipro Corp.	36,800	454,441
Paramount Bed Holdings Co., Ltd.	5,700	217,087
Ship Healthcare Holdings, Inc.	11,000	321,776
Sysmex Corp.	9,000	623,719
Toho Holdings Co., Ltd.	27,600	579,089
Vital KSK Holdings, Inc.	16,300	172,400
		4,120,075
Household & Personal Products 0.5%
Earth Chemical Co., Ltd.	4,300	199,569
Fancl Corp.	14,000	211,597
Kobayashi Pharmaceutical Co., Ltd.	8,200	428,512
Kose Corp.	2,900	264,570
Lion Corp.	36,000	588,780
Mandom Corp.	4,800	223,875
Pigeon Corp.	8,500	239,135
Pola Orbis Holdings, Inc.	3,100	257,949
		2,413,987
Insurance 0.1%
Japan Post Insurance Co., Ltd,	7,500	157,201
Sony Financial Holdings, Inc.	30,299	425,533
		582,734
Materials 4.6%
ADEKA Corp.	29,300	442,913
Aichi Steel Corp.	6,400	308,160
Asahi Holdings, Inc.	18,200	327,767
Chuetsu Pulp & Paper Co., Ltd.	30,000	65,546
Chugoku Marine Paints Ltd.	26,000	189,212
Daido Steel Co., Ltd.	122,000	517,888
Daio Paper Corp. (a)	37,500	450,108
FP Corp.	5,100	274,706
Fuji Seal International, Inc.	6,200	255,553
Fujimori Kogyo Co., Ltd.	7,900	196,272
Godo Steel Ltd.	9,500	165,798
Hitachi Chemical Co., Ltd.	38,800	907,022
Hitachi Metals Ltd.	56,390	704,839
Hokuetsu Kishu Paper Co., Ltd.	55,100	344,668
Ishihara Sangyo Kaisha Ltd. *	19,100	144,904
Kansai Paint Co., Ltd.	29,000	623,212
Kureha Corp.	7,000	267,697

38
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Kyoei Steel Ltd.	9,900	188,582
Lintec Corp.	20,900	455,222
Maruichi Steel Tube Ltd.	11,500	370,775
Mitsubishi Gas Chemical Co., Inc.	67,000	1,031,178
Nihon Parkerizing Co., Ltd.	21,600	297,626
Nippon Kayaku Co., Ltd.	45,000	518,535
Nippon Light Metal Holdings Co., Ltd.	246,000	560,144
Nippon Paint Holdings Co., Ltd.	10,800	367,221
Nippon Shokubai Co., Ltd.	9,300	641,793
Nippon Soda Co., Ltd.	50,000	221,649
Nissan Chemical Industries Ltd.	19,000	644,188
Nisshin Steel Co., Ltd.	41,200	548,048
Nittetsu Mining Co., Ltd.	4,300	179,418
NOF Corp.	41,000	445,664
Pacific Metals Co., Ltd. *	70,000	210,659
Rengo Co., Ltd.	113,000	708,657
Sakai Chemical Industry Co., Ltd.	55,000	196,207
Sakata INX Corp.	15,200	199,002
Sanyo Chemical Industries Ltd.	5,200	235,117
Sanyo Special Steel Co., Ltd.	51,000	261,441
Sumitomo Bakelite Co., Ltd.	86,000	467,040
Sumitomo Osaka Cement Co., Ltd.	126,000	521,856
Taiyo Nippon Sanso Corp.	56,400	592,838
Toagosei Co., Ltd.	50,700	564,315
Toho Zinc Co., Ltd.	70,000	244,270
Tokai Carbon Co., Ltd.	100,000	304,091
Tokuyama Corp. *(a)	247,000	1,056,115
Tokyo Ohka Kogyo Co., Ltd.	8,900	316,018
Tokyo Steel Manufacturing Co., Ltd.	32,500	225,427
Topy Industries Ltd.	12,200	282,916
Toyo Ink SC Holdings Co., Ltd.	97,000	450,985
Toyo Kohan Co., Ltd.	26,300	78,714
Toyobo Co., Ltd.	364,000	595,813
UACJ Corp.	98,300	319,468
Yamato Kogyo Co., Ltd.	12,900	363,196
Yodogawa Steel Works Ltd.	11,000	300,330
Zeon Corp.	65,000	593,780
		21,744,563
Media 0.6%
Asatsu-DK, Inc.	21,200	588,326
Avex Group Holdings, Inc.	18,200	240,738
CyberAgent, Inc.	12,200	354,441
Daiichikosho Co., Ltd.	9,700	421,679
SKY Perfect JSAT Holdings, Inc.	59,000	292,377
Toei Co., Ltd.	16,000	128,550
Toho Co., Ltd.	16,600	498,039
Tokyo Broadcasting System Holdings, Inc.	12,000	188,563
TV Asahi Holdings Corp.	9,500	178,220
		2,890,933
Pharmaceuticals, Biotechnology & Life Sciences 1.2%
Hisamitsu Pharmaceutical Co., Inc.	9,700	517,418
Kaken Pharmaceutical Co., Ltd.	4,800	302,267
Kissei Pharmaceutical Co., Ltd.	6,500	169,878
KYORIN Holdings, Inc.	12,700	283,831
Mochida Pharmaceutical Co., Ltd.	3,800	297,738
Nichi-iko Pharmaceutical Co., Ltd.	7,500	134,525
Nippon Shinyaku Co., Ltd.	3,900	197,975
Ono Pharmaceutical Co., Ltd.	23,400	593,276
Rohto Pharmaceutical Co., Ltd.	20,300	356,175
Santen Pharmaceutical Co., Ltd.	41,100	599,335
Sawai Pharmaceutical Co., Ltd.	4,800	310,186
Sumitomo Dainippon Pharma Co., Ltd.	31,800	550,765
Security	Number of Shares	Value ($)
Taisho Pharmaceutical Holdings Co., Ltd.	8,100	790,149
Tsumura & Co.	15,300	434,811
		5,538,329
Real Estate 1.5%
Activia Properties, Inc.	12	58,229
Advance Residence Investment Corp.	110	307,880
Aeon Mall Co., Ltd.	23,630	350,924
Daikyo, Inc.	128,000	274,694
Frontier Real Estate Investment Corp.	40	188,144
Hulic Co., Ltd.	7,400	70,461
Japan Excellent, Inc.	141	197,255
Japan Prime Realty Investment Corp.	64	276,390
Japan Real Estate Investment Corp.	99	573,293
Kenedix Office Investment Corp.	43	242,458
Leopalace21 Corp.	82,200	534,447
Mori Trust Sogo REIT, Inc.	90	144,809
Nippon Accommodations Fund, Inc.	43	195,679
Nippon Building Fund, Inc.	125	742,780
Nippon Prologis REIT, Inc.	73	165,211
Nomura Real Estate Holdings, Inc.	37,100	626,495
NTT Urban Development Corp.	19,500	179,267
Orix JREIT, Inc.	180	308,342
Relo Group, Inc.	1,300	215,265
Tokyo Tatemono Co., Ltd.	31,000	393,789
Tokyu Fudosan Holdings Corp.	117,900	664,527
Tokyu REIT, Inc.	49	64,616
United Urban Investment Corp.	214	361,878
		7,136,833
Retailing 2.6%
ABC-Mart, Inc.	3,800	231,218
Adastria Co., Ltd.	8,280	216,755
Alpen Co., Ltd.	11,700	213,198
AOKI Holdings, Inc.	16,400	198,307
Aoyama Trading Co., Ltd.	14,800	521,386
Arcland Sakamoto Co., Ltd.	17,300	206,060
ASKUL Corp.	5,100	210,007
Autobacs Seven Co., Ltd.	40,600	577,267
Bic Camera, Inc.	31,500	271,118
Canon Marketing Japan, Inc.	26,100	450,767
Chiyoda Co., Ltd.	11,100	263,539
DCM Holdings Co., Ltd.	76,600	671,040
Doshisha Co., Ltd.	10,200	211,074
EDION Corp. (a)	97,300	862,019
Fuji Co., Ltd.	4,400	92,410
Geo Holdings Corp.	29,200	370,430
H2O Retailing Corp.	39,200	582,139
Hikari Tsushin, Inc.	4,300	394,720
IDOM, Inc.	22,700	118,471
Izumi Co., Ltd.	9,200	425,188
Joyful Honda Co., Ltd.	13,600	375,470
Kohnan Shoji Co., Ltd.	22,400	443,078
Komeri Co., Ltd.	17,200	419,980
Marui Group Co., Ltd.	51,000	715,457
Nojima Corp.	13,200	171,020
PALTAC Corp.	8,900	218,407
Rakuten, Inc.	50,060	577,124
Ryohin Keikaku Co., Ltd.	2,700	576,727
Sanrio Co., Ltd. (a)	11,700	219,147
Seria Co., Ltd.	984	77,627
Shimachu Co., Ltd.	10,600	284,428
T-Gaia Corp.	5,200	79,980
United Arrows Ltd.	6,600	180,162
USS Co., Ltd.	26,700	451,561

39
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Xebio Holdings Co., Ltd.	22,800	353,928
Yellow Hat Ltd.	3,800	81,160
		12,312,369
Semiconductors & Semiconductor Equipment 0.5%
Advantest Corp.	19,800	282,983
Disco Corp.	3,200	386,761
Renesas Electronics Corp. *	13,800	87,024
Sanken Electric Co., Ltd. *	61,000	215,808
SCREEN Holdings Co., Ltd.	6,200	424,138
Shindengen Electric Manufacturing Co., Ltd.	38,000	164,332
Shinko Electric Industries Co., Ltd.	41,200	265,517
Sumco Corp.	25,200	263,656
Tokyo Seimitsu Co., Ltd.	8,900	242,815
Ulvac, Inc.	5,400	170,499
		2,503,533
Software & Services 2.0%
Capcom Co., Ltd.	10,600	273,831
Dena Co., Ltd.	34,486	1,109,480
DTS Corp.	7,200	159,509
Fuji Soft, Inc.	9,100	241,721
Gree, Inc.	60,300	334,369
GungHo Online Entertainment, Inc. (a)	35,100	88,805
Internet Initiative Japan, Inc.	7,200	127,142
Itochu Techno-Solutions Corp.	16,200	399,513
Konami Holdings Corp.	24,500	967,564
NEC Networks & System Integration Corp.	16,300	289,679
NET One Systems Co., Ltd.	63,900	464,128
Nexon Co., Ltd.	16,761	285,322
Nihon Unisys Ltd.	20,700	252,261
Nomura Research Institute Ltd.	19,600	679,815
NS Solutions Corp.	8,200	156,361
Obic Co., Ltd.	5,300	275,327
Oracle Corp., Japan	5,000	272,114
Otsuka Corp.	13,100	623,273
SCSK Corp.	5,476	204,271
Square Enix Holdings Co., Ltd.	11,900	393,644
TIS, Inc.	29,200	660,751
TKC Corp.	2,500	73,842
Transcosmos, Inc.	9,300	235,299
Trend Micro, Inc.	14,700	517,650
Yahoo Japan Corp.	130,300	499,829
		9,585,500
Technology Hardware & Equipment 2.5%
Amano Corp.	15,900	295,828
Anritsu Corp.	51,600	273,725
Azbil Corp.	19,200	569,392
Canon Electronics, Inc.	12,300	191,320
Citizen Watch Co., Ltd.	104,300	586,145
Daiwabo Holdings Co., Ltd.	170,000	410,812
Eizo Corp.	6,650	209,994
Hamamatsu Photonics K.K.	15,800	478,085
Hirose Electric Co., Ltd.	4,795	632,724
Hitachi High-Technologies Corp.	21,600	900,850
Hitachi Kokusai Electric, Inc.	11,400	227,704
Hitachi Maxell Ltd.	25,100	457,414
Horiba Ltd.	8,700	416,025
Hosiden Corp.	61,400	455,358
Japan Aviation Electronics Industry Ltd.	22,000	315,039
Mitsumi Electric Co., Ltd. *(a)	77,600	471,193
Nichicon Corp.	25,500	218,548
Nippon Signal Co., Ltd.	20,300	180,148
Oki Electric Industry Co., Ltd.	29,100	379,671
Riso Kagaku Corp.	10,400	180,142
Security	Number of Shares	Value ($)
Ryosan Co., Ltd.	16,400	505,045
Ryoyo Electro Corp.	15,700	199,794
Shimadzu Corp.	34,000	494,722
Siix Corp.	5,000	200,089
Taiyo Yuden Co., Ltd.	39,600	423,058
Topcon Corp.	9,400	140,302
Toshiba TEC Corp. *	94,000	418,942
UKC Holdings Corp.	11,200	187,409
Wacom Co., Ltd.	43,900	132,473
Yaskawa Electric Corp.	41,500	662,087
Yokogawa Electric Corp.	52,800	741,680
		11,955,718
Transportation 1.5%
Fukuyama Transporting Co., Ltd. (a)	61,000	347,400
Hitachi Transport System Ltd.	21,500	443,211
Japan Airport Terminal Co., Ltd. (a)	5,600	214,972
Kamigumi Co., Ltd.	82,000	700,158
Keikyu Corp.	54,000	544,800
Keio Corp.	85,000	703,519
Keisei Electric Railway Co., Ltd.	17,500	421,924
Kintetsu World Express, Inc.	23,200	315,560
Konoike Transport Co., Ltd.	15,400	203,896
Mitsubishi Logistics Corp.	26,000	351,948
Mitsui-Soko Holdings Co., Ltd.	66,000	199,095
Nankai Electric Railway Co., Ltd.	81,000	367,798
Nikkon Holdings Co., Ltd.	18,200	390,883
Nishi-Nippon Railroad Co., Ltd.	75,000	355,547
Sankyu, Inc.	115,000	677,207
Senko Co., Ltd.	40,700	281,379
Sotetsu Holdings, Inc.	55,000	268,391
The Sumitomo Warehouse Co., Ltd.	45,000	240,574
Trancom Co., Ltd.	1,100	64,000
Yusen Logistics Co., Ltd.	7,800	79,412
		7,171,674
Utilities 0.2%
Hokkaido Electric Power Co., Inc.	79,900	607,649
Shizuoka Gas Co., Ltd.	18,200	142,823
The Okinawa Electric Power Co., Inc.	18,850	436,669
		1,187,141
		190,568,518

Luxembourg 0.5%
Banks 0.0%
Espirito Santo Financial Group S.A. *(b)(f)	69,773	—
Commercial & Professional Supplies 0.1%
Regus plc	65,403	198,976
Consumer Durables & Apparel 0.1%
Samsonite International S.A.	160,000	503,050
Materials 0.3%
APERAM S.A.	16,332	742,760
Ternium S.A. ADR	33,174	793,190
		1,535,950
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Eurofins Scientific SE	425	193,140
Retailing 0.0%
L'Occitane International S.A.	72,000	148,724
		2,579,840

Netherlands 2.0%
Banks 0.1%
ABN AMRO Group N.V. CVA *(c)	16,032	370,013

40
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Capital Goods 0.5%
Aalberts Industries N.V.	18,645	588,839
Arcadis N.V.	25,476	335,317
IMCD Group N.V.	2,244	97,068
Koninklijke BAM Groep N.V	117,770	547,945
Sensata Technologies Holding N.V. *	12,082	431,690
TKH Group N.V.	7,589	292,067
		2,292,926
Commercial & Professional Supplies 0.0%
Brunel International N.V.	7,643	124,810
Consumer Durables & Apparel 0.0%
TomTom N.V. *	17,191	139,016
Diversified Financials 0.2%
Euronext N.V. (c)	6,184	247,643
HAL Trust (a)	2,789	551,183
		798,826
Energy 0.3%
Core Laboratories N.V.	3,048	295,565
Koninklijke Vopak N.V.	10,352	522,491
Nostrum Oil & Gas plc *	34,671	149,110
SBM Offshore N.V.	41,354	593,610
		1,560,776
Food & Staples Retailing 0.2%
X5 Retail Group N.V. GDR - Reg'd *	28,006	835,699
Food, Beverage & Tobacco 0.0%
Refresco Group N.V. (c)	4,102	59,921
Materials 0.1%
Corbion N.V.	20,892	481,949
OCI N.V. *(a)	16,819	233,455
		715,404
Media 0.0%
Altice N.V., Class A *	6,902	127,301
Altice N.V., Class B *	1,418	26,398
		153,699
Real Estate 0.2%
Eurocommercial Properties N.V. CVA	5,159	219,490
NSI N.V.	35,447	139,089
Vastned Retail N.V.	3,956	152,038
Wereldhave N.V.	4,630	207,242
		717,859
Retailing 0.0%
Beter Bed Holding N.V.	6,381	115,578
Semiconductors & Semiconductor Equipment 0.1%
ASM International N.V.	9,317	397,421
BE Semiconductor Industries N.V.	2,459	80,106
		477,527
Software & Services 0.1%
InterXion Holding N.V. *	1,694	63,068
Yandex N.V., Class A *	14,638	288,222
		351,290
Transportation 0.2%
PostNL N.V. *	157,229	740,496
		9,453,840

New Zealand 1.0%
Consumer Services 0.1%
SKYCITY Entertainment Group Ltd.	118,106	329,259
Energy 0.1%
Z Energy Ltd.	62,644	350,123
Food, Beverage & Tobacco 0.0%
Fonterra Co-operative Group Ltd.	53,012	223,662
Security	Number of Shares	Value ($)
Health Care Equipment & Services 0.0%
Fisher & Paykel Healthcare Corp., Ltd.	32,971	208,754
Media 0.1%
SKY Network Television Ltd.	132,666	438,042
Real Estate 0.0%
Kiwi Property Group Ltd.	169,978	178,237
Telecommunication Services 0.1%
Chorus Ltd.	148,089	386,804
Transportation 0.2%
Air New Zealand Ltd.	202,664	279,556
Auckland International Airport Ltd.	56,937	268,148
Mainfreight Ltd.	18,626	247,221
		794,925
Utilities 0.4%
Contact Energy Ltd.	132,359	450,059
Genesis Energy Ltd.	126,705	177,589
Infratil Ltd.	214,461	456,830
Mercury NZ Ltd.	155,327	339,084
Meridian Energy Ltd.	329,978	606,482
		2,030,044
		4,939,850

Norway 1.4%
Automobiles & Components 0.0%
Kongsberg Automotive A.S.A. *	110,220	91,112
Banks 0.1%
SpareBank 1 SMN	36,833	270,819
Capital Goods 0.1%
Veidekke A.S.A.	20,865	311,835
Commercial & Professional Supplies 0.0%
Tomra Systems A.S.A.	16,229	176,190
Diversified Financials 0.1%
Aker A.S.A., A Shares	6,967	257,102
Energy 0.4%
Aker Solutions A.S.A. *	52,942	242,832
BW LPG Ltd. (c)	24,098	77,740
Fred Olsen Energy A.S.A. *(a)	131,802	226,192
Petroleum Geo-Services A.S.A. *(a)	260,284	698,709
TGS Nopec Geophysical Co. A.S.A.	34,490	697,639
		1,943,112
Food, Beverage & Tobacco 0.1%
Austevoll Seafood A.S.A.	30,829	277,955
Bakkafrost P/F	1,680	70,438
Leroy Seafood Group A.S.A.	4,910	259,589
Salmar A.S.A.	5,912	191,854
		799,836
Insurance 0.2%
Gjensidige Forsikring A.S.A.	39,482	707,401
Storebrand A.S.A. *	101,549	522,280
		1,229,681
Materials 0.1%
Borregaard A.S.A.	27,061	265,247
Media 0.1%
Schibsted A.S.A., B Shares	3,244	73,087
Schibsted A.S.A., Class A	11,639	278,958
		352,045
Retailing 0.0%
XXL A.S.A. (c)	5,008	62,689
Semiconductors & Semiconductor Equipment 0.1%
REC Silicon A.S.A. *(a)	2,739,412	341,878

41
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Software & Services 0.1%
Atea A.S.A. *	44,668	400,060
		6,501,606

Portugal 0.4%
Banks 0.1%
Banco Comercial Portugues S.A., Class R *(a)	284,473	378,874
Banco Espirito Santo S.A. - Reg'd *(b)(f)	320,558	—
		378,874
Capital Goods 0.0%
Mota-Engil SGPS, S.A.	82,506	161,078
Food & Staples Retailing 0.1%
Sonae SGPS, S.A.	399,557	317,667
Materials 0.1%
Semapa-Sociedade de Investimento e Gestao	16,648	214,187
The Navigator Co., S.A.	71,058	208,108
		422,295
Media 0.0%
NOS SGPS, S.A.	30,095	199,990
Transportation 0.1%
CTT-Correios de Portugal S.A.	36,326	240,360
Utilities 0.0%
Redes Energeticas Nacionais SGPS, S.A.	63,825	186,508
		1,906,772

Singapore 1.9%
Capital Goods 0.4%
Cosco Corp., (Singapore) Ltd. *(a)	709,931	129,902
Sembcorp Marine Ltd. (a)	420,196	389,621
Singapore Technologies Engineering Ltd.	306,900	689,962
United Engineers Ltd.	121,900	226,838
Yangzijiang Shipbuilding Holdings Ltd.	772,000	412,722
		1,849,045
Consumer Services 0.1%
Genting Singapore plc	991,800	530,729
Diversified Financials 0.1%
Singapore Exchange Ltd.	58,700	299,076
Energy 0.0%
Sakari Resources Ltd. *(b)(f)	18,000	—
Food & Staples Retailing 0.1%
Olam International Ltd. (a)	242,004	373,913
Real Estate 0.6%
Ascendas Real Estate Investment Trust	225,000	383,433
CapitaLand Commercial Trust Ltd.	200,002	226,327
CapitaLand Mall Trust	247,300	368,512
City Developments Ltd.	115,000	700,204
Global Logistic Properties Ltd.	212,100	269,887
Mapletree Greater China Commercial Trust	199,800	149,449
Mapletree Industrial Trust	127,400	157,557
Mapletree Logistics Trust	186,700	138,888
Suntec Real Estate Investment Trust	182,300	220,182
UOL Group Ltd.	77,800	316,427
Wing Tai Holdings Ltd.	117,300	142,909
Yanlord Land Group Ltd.	184,400	183,501
		3,257,276
Security	Number of Shares	Value ($)
Semiconductors & Semiconductor Equipment 0.1%
Kulicke & Soffa Industries, Inc. *	19,827	262,509
Technology Hardware & Equipment 0.1%
Venture Corp., Ltd.	107,500	734,354
Telecommunication Services 0.1%
M1 Ltd. (a)	90,100	132,185
StarHub Ltd.	111,400	270,415
		402,600
Transportation 0.3%
Hutchison Port Holdings Trust, Class U	1,674,900	744,007
SATS Ltd.	119,649	416,243
Singapore Post Ltd.	222,100	255,196
		1,415,446
		9,124,948

Spain 1.8%
Banks 0.2%
Bankia S.A.	529,654	465,330
Bankinter S.A.	85,086	650,344
Caja de Ahorros del Mediterraneo *(b)(f)	5,382	—
		1,115,674
Capital Goods 0.5%
Construcciones y Auxiliar de Ferrocarriles S.A.	609	229,506
Fomento de Construcciones y Contratas S.A. *	62,967	545,014
Gamesa Corp. Tecnologica S.A.	20,176	465,832
Obrascon Huarte Lain S.A. (a)	99,659	399,456
Sacyr S.A. (a)	139,609	318,301
Zardoya Otis S.A.	27,686	233,175
		2,191,284
Commercial & Professional Supplies 0.1%
Applus Services S.A.	8,733	83,793
Prosegur Cia de Seguridad S.A. - Reg'd	64,516	467,818
		551,611
Consumer Services 0.1%
Melia Hotels International S.A.	13,028	160,855
NH Hotel Group S.A. *	27,021	119,226
		280,081
Diversified Financials 0.1%
Bolsas y Mercados Espanoles, SHMSF, S.A. (a)	10,591	320,083
Energy 0.1%
Tecnicas Reunidas S.A.	8,223	307,673
Food, Beverage & Tobacco 0.1%
Ebro Foods S.A.	17,261	372,205
Pescanova S.A. *(b)(f)	1,125	—
Viscofan S.A.	6,777	319,072
		691,277
Insurance 0.1%
Grupo Catalana Occidente S.A.	7,388	232,657
Materials 0.2%
Acerinox S.A.	58,656	721,809
Ence Energia y Celulosa S.A.	42,320	92,227
Vidrala S.A.	3,090	177,235
		991,271

42
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Media 0.1%
Mediaset Espana Comunicacion S.A.	28,480	317,814
Promotora de Informaciones S.A., Class A *	42,851	297,291
		615,105
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Almirall S.A.	7,763	111,594
Software & Services 0.1%
Indra Sistemas S.A. *	36,062	445,966
Telecommunication Services 0.0%
Cellnex Telecom S.A.U. (c)	4,126	67,662
Transportation 0.1%
Aena S.A. (c)	2,057	301,424
Utilities 0.0%
EDP Renovaveis S.A.	19,105	144,326
		8,367,688

Sweden 1.9%
Capital Goods 0.3%
B&B Tools AB, B Shares	9,686	215,675
Indutrade AB	11,328	210,705
Inwido AB	4,926	53,831
Lindab International AB	7,198	61,640
Nibe Industrier AB, B Shares (a)	26,220	195,031
Nolato AB, Class B	2,515	72,119
Peab AB	60,947	516,893
Saab AB, Class B	10,328	365,793
		1,691,687
Commercial & Professional Supplies 0.2%
AF AB, B Shares	10,459	191,414
Intrum Justitia AB	9,250	285,201
Loomis AB, Class B	11,660	331,439
		808,054
Consumer Durables & Apparel 0.3%
Husqvarna AB, B Shares	106,116	797,799
JM AB	17,925	516,049
Nobia AB	12,675	110,477
		1,424,325
Consumer Services 0.0%
Betsson AB *	19,579	188,994
Diversified Financials 0.2%
LE Lundbergfortagen AB, B Shares	6,317	408,875
Ratos AB, B Shares	90,420	371,607
		780,482
Energy 0.1%
Lundin Petroleum AB *	16,441	295,532
Food & Staples Retailing 0.1%
Axfood AB	18,781	293,508
ICA Gruppen AB	7,742	240,348
		533,856
Food, Beverage & Tobacco 0.0%
AAK AB	2,924	193,087
Health Care Equipment & Services 0.1%
Capio AB (c)	21,616	113,828
Elekta AB, B Shares	49,204	426,615
		540,443
Materials 0.2%
BillerudKorsnas AB	23,355	383,523
Hexpol AB	21,348	175,443
Holmen AB, B Shares	8,430	288,438
		847,404
Security	Number of Shares	Value ($)
Media 0.1%
Modern Times Group MTG AB, B Shares	13,857	372,940
Real Estate 0.2%
Castellum AB	23,679	320,850
Fabege AB	11,807	199,413
Kungsleden AB	24,687	155,660
Wihlborgs Fastigheter AB	6,328	122,651
		798,574
Retailing 0.1%
Bilia AB, A Shares	12,576	299,860
Clas Ohlson AB, B Shares	9,395	132,633
Mekonomen AB	3,178	56,496
		488,989
Telecommunication Services 0.0%
Com Hem Holding AB	8,444	75,987
Transportation 0.0%
SAS AB *(a)	76,019	128,736
		9,169,090

Switzerland 2.9%
Automobiles & Components 0.0%
Autoneum Holding AG	245	64,832
Banks 0.1%
Banque Cantonale Vaudoise - Reg'd	334	209,832
Valiant Holding AG - Reg'd	2,029	192,432
		402,264
Capital Goods 0.8%
AFG Arbonia-Forster Holding AG - Reg'd *	12,997	195,044
Belimo Holding AG - Reg'd	66	201,758
Bucher Industries AG - Reg'd	1,421	315,683
Burckhardt Compression Holding AG	453	131,384
Conzzeta AG - Reg’d	253	174,752
Daetwyler Holding AG	1,296	177,539
dorma+kaba Holding AG - Reg'd, Series B *	390	271,005
Georg Fischer AG - Reg'd	872	773,111
Implenia AG - Reg'd	3,966	265,623
OC Oerlikon Corp. AG - Reg'd *	46,982	441,676
Schweiter Technologies AG	188	202,524
SFS Group AG *	1,221	91,987
Sulzer AG - Reg'd	4,996	492,012
Zehnder Group AG *	3,713	154,290
		3,888,388
Commercial & Professional Supplies 0.1%
DKSH Holding Ltd.	6,940	480,989
Consumer Durables & Apparel 0.1%
Forbo Holding AG - Reg'd *	184	234,559
Diversified Financials 0.2%
Cembra Money Bank AG *	3,167	242,062
GAM Holding AG *	34,133	330,632
Partners Group Holding AG	949	480,422
Vontobel Holding AG - Reg'd	1,641	80,346
		1,133,462
Food, Beverage & Tobacco 0.1%
Barry Callebaut AG - Reg'd *	276	343,709
Emmi AG - Reg'd *	458	270,554
		614,263

43
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Health Care Equipment & Services 0.2%
Sonova Holding AG - Reg'd	4,718	632,744
Straumann Holding AG - Reg'd	508	190,597
		823,341
Household & Personal Products 0.1%
Oriflame Holding AG *	16,423	603,372
Insurance 0.1%
Helvetia Holding AG - Reg'd	1,003	521,825
Materials 0.1%
EMS-Chemie Holding AG - Reg'd	730	366,420
Schmolz & Bickenbach AG - Reg'd *	464,011	304,792
		671,212
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Galenica AG - Reg'd	372	372,973
Real Estate 0.2%
Allreal Holding AG - Reg'd *	1,865	274,478
Mobimo Holding AG - Reg'd *	424	102,022
PSP Swiss Property AG - Reg'd	775	69,346
Swiss Prime Site AG - Reg'd *	5,139	426,224
		872,070
Retailing 0.2%
Dufry AG - Reg'd *	3,512	427,262
Valora Holding AG - Reg'd	1,404	408,267
		835,529
Software & Services 0.0%
Temenos Group AG - Reg'd *	3,237	209,050
Technology Hardware & Equipment 0.2%
Inficon Holding AG - Reg'd *	189	67,873
Kudelski S.A. - BR *	8,241	142,081
Logitech International S.A. - Reg'd	24,076	582,314
		792,268
Telecommunication Services 0.1%
Sunrise Communications Group AG *(c)	3,396	232,033
Transportation 0.2%
Flughafen Zuerich AG - Reg'd	2,055	377,758
Panalpina Welttransport Holding AG - Reg'd	3,408	442,103
Wizz Air Holdings plc *(c)	3,602	66,516
		886,377
Utilities 0.0%
BKW AG (a)	1,604	74,644
		13,713,451

United Kingdom 10.1%
Banks 0.0%
The Paragon Group of Cos. plc	43,860	177,894
Capital Goods 1.4%
Bodycote plc	45,136	327,118
Brammer plc	65,351	83,189
Chemring Group plc *	139,036	246,686
Diploma plc	15,554	178,482
Fenner plc	130,620	350,055
Galliford Try plc	16,978	254,519
Grafton Group plc	57,084	346,726
Howden Joinery Group plc	52,325	239,604
Interserve plc	74,221	307,516
Keller Group plc	27,058	225,375
Kier Group plc	15,575	259,004
Lavendon Group plc	74,794	113,519
Melrose Industries plc	426,586	880,343
Morgan Advanced Materials plc	91,773	306,100
Security	Number of Shares	Value ($)
QinetiQ Group plc	128,420	361,649
Rotork plc	146,910	366,505
Senior plc	98,157	209,181
SIG plc	357,286	483,237
Spirax-Sarco Engineering plc	9,956	536,779
Ultra Electronics Holdings plc	12,897	293,042
Vesuvius plc	79,792	355,991
		6,724,620
Commercial & Professional Supplies 1.1%
Berendsen plc	38,226	451,108
De La Rue plc	28,989	203,492
Hays plc	334,793	559,187
HomeServe plc	41,364	308,587
IHS Markit Ltd. *	21,301	783,664
Mitie Group plc	126,468	325,015
Pagegroup plc	78,394	347,126
PayPoint plc	11,360	149,617
Rentokil Initial plc	202,358	564,441
RPS Group plc	91,913	190,409
Serco Group plc *	531,450	890,052
WS Atkins plc	16,093	297,388
		5,070,086
Consumer Durables & Apparel 0.2%
Bellway plc	13,858	401,026
Bovis Homes Group plc	17,397	161,075
Coats Group plc *	770,377	353,603
Crest Nicholson Holdings plc	23,727	117,925
		1,033,629
Consumer Services 0.8%
AA plc	136,623	427,308
Domino's Pizza Group plc	28,794	119,722
Enterprise Inns plc *	339,640	383,501
Greene King plc	50,684	453,391
J.D. Wetherspoon plc	22,820	243,006
Ladbrokes plc	313,752	512,249
Marston's plc	159,457	260,814
Merlin Entertainments plc (c)	54,841	309,074
Mitchells & Butlers plc	73,285	249,638
SSP Group plc	15,881	66,032
The Restaurant Group plc	45,527	208,848
Thomas Cook Group plc *	503,390	427,754
		3,661,337
Diversified Financials 1.2%
Aberdeen Asset Management plc	160,813	629,041
Ashmore Group plc	72,472	311,235
Brewin Dolphin Holdings plc	37,834	120,403
Close Brothers Group plc	19,431	315,314
Hargreaves Lansdown plc	10,044	142,390
Henderson Group plc	141,114	399,262
ICAP plc	104,662	620,589
IG Group Holdings plc	51,539	520,451
Intermediate Capital Group plc	57,128	423,155
International Personal Finance plc	95,618	344,415
Jupiter Fund Management plc	53,459	281,867
London Stock Exchange Group plc	13,471	462,709
Provident Financial plc	14,777	532,716
Schroders plc	11,620	399,958
SVG Capital plc *	14,537	124,932
Tullett Prebon plc	50,207	218,160
		5,846,597
Energy 0.3%
Enquest plc *(b)(f)	488,440	23,914
EnQuest plc *(a)	773,991	255,168
Hunting plc	60,282	370,470

44
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Premier Oil plc *	623,797	502,301
Soco International plc	40,889	69,192
		1,221,045
Food & Staples Retailing 0.1%
Conviviality plc	31,637	79,384
Greggs plc	20,852	243,730
		323,114
Food, Beverage & Tobacco 0.2%
Britvic plc	30,581	207,484
Cranswick plc	11,946	309,692
Dairy Crest Group plc	46,389	346,359
Greencore Group plc	49,242	198,711
		1,062,246
Health Care Equipment & Services 0.2%
LivaNova plc *	2,763	156,607
Spire Healthcare Group plc (c)	15,980	72,616
STERIS plc	6,840	457,049
		686,272
Household & Personal Products 0.1%
McBride plc *	33,211	76,423
PZ Cussons plc	53,079	217,580
		294,003
Insurance 0.4%
esure Group plc	20,991	69,859
Hiscox Ltd.	49,085	612,915
Lancashire Holdings Ltd.	75,319	642,267
Novae Group plc	6,202	61,224
Saga plc	87,766	212,885
St. James's Place plc	32,044	370,070
		1,969,220
Materials 1.5%
Acacia Mining plc	41,654	264,355
Centamin plc	133,913	259,374
Croda International plc	15,796	675,513
Elementis plc	97,239	283,595
Essentra plc	32,782	204,323
Evraz plc *	413,820	1,037,530
Hill & Smith Holdings plc	5,534	68,083
Kazakhmys plc *	312,237	1,090,635
Marshalls plc	32,255	108,320
Petropavlovsk plc *	2,081,497	208,916
Randgold Resources Ltd.	6,843	607,703
RPC Group plc	27,875	323,254
Synthomer plc	47,583	208,156
Vedanta Resources plc	146,946	1,283,950
Victrex plc	12,493	267,526
		6,891,233
Media 0.2%
Cineworld Group plc	10,049	66,357
Daily Mail & General Trust plc	52,342	480,428
Trinity Mirror plc	75,490	75,067
UBM plc	50,979	447,591
		1,069,443
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Genus plc	6,528	149,898
Indivior plc	113,792	437,040
		586,938
Real Estate 0.5%
Countrywide plc	20,771	45,578
Derwent London plc	4,593	135,830
Grainger plc	25,607	69,268
Hammerson plc	75,634	508,829
Intu Properties plc	117,074	394,566
Security	Number of Shares	Value ($)
Mapeley Ltd. *(b)(f)	2,199	—
Savills plc	24,439	207,304
Segro plc	85,637	458,677
Shaftesbury plc	10,957	122,922
The British Land Co., plc	62,203	445,336
		2,388,310
Retailing 0.5%
B&M European Value Retail S.A.	24,935	71,588
Card Factory plc	17,979	55,830
Dixons Carphone plc	81,885	314,814
Dunelm Group plc	13,416	124,226
Halfords Group plc	77,967	324,130
Headlam Group plc	13,543	81,557
JD Sports Fashion plc	3,462	64,367
John Menzies plc	38,659	235,055
Lookers plc	113,883	143,923
N Brown Group plc	60,864	142,067
Pendragon plc	791,992	290,820
Pets at Home Group plc	28,709	74,988
Sports Direct International plc *(a)	59,639	201,657
Vertu Motors plc	169,238	88,555
WH Smith plc	19,077	343,376
		2,556,953
Semiconductors & Semiconductor Equipment 0.1%
Dialog Semiconductor plc *	4,589	180,472
Software & Services 0.3%
AVEVA Group plc	8,797	198,070
Computacenter plc	30,959	275,299
Fidessa Group plc	6,908	207,918
Micro Focus International plc	12,152	318,207
Moneysupermarket.com Group plc	48,827	156,335
Playtech plc	21,594	244,943
Rightmove plc	1,198	54,685
		1,455,457
Technology Hardware & Equipment 0.4%
e2v Technologies plc	43,063	114,016
Electrocomponents plc	131,897	601,533
Halma plc	32,771	419,531
Laird plc	49,623	88,071
Spectris plc	24,543	614,520
Spirent Communications plc	220,416	221,902
		2,059,573
Telecommunication Services 0.1%
KCOM Group plc	127,296	183,467
TalkTalk Telecom Group plc (a)	144,727	360,669
		544,136
Transportation 0.4%
BBA Aviation plc	178,744	565,193
Go-Ahead Group plc	9,143	231,896
National Express Group plc	135,013	606,520
Northgate plc	77,272	397,950
Stagecoach Group plc	99,139	239,821
		2,041,380
Utilities 0.0%
Telecom Plus plc	10,810	156,660
		48,000,618
Total Common Stock
(Cost $418,316,515)		466,853,667

45
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Preferred Stock 0.3% of net assets

Germany 0.2%
Automobiles & Components 0.0%
Schaeffler AG	7,149	108,376
Capital Goods 0.1%
Jungheinrich AG	8,988	283,770
Health Care Equipment & Services 0.1%
Draegerwerk AG & Co. KGaA	5,473	390,863
Transportation 0.0%
Sixt SE	5,380	240,201
		1,023,210

Italy 0.0%
Capital Goods 0.0%
Danieli S.p.A. - Officine Meccaniche Danieli & C. - RSP	12,399	166,091

Sweden 0.1%
Transportation 0.1%
SAS AB	3,078	188,453

United Kingdom 0.0%
Household & Personal Products 0.0%
Mcbride plc *(b)(f)	797,064	975
Total Preferred Stock
(Cost $1,291,278)		1,378,729

Rights 0.0% of net assets

Australia 0.0%
Media 0.0%
APN News & Media Ltd. expires 02/27/17*	21,524	4,584
Total Rights
(Cost $—)		4,584

Other Investment Company 2.7% of net assets

United States 2.7%
Securities Lending Collateral 2.7%
Wells Fargo Government Money Market Fund, Select Class 0.32% (d)	12,674,005	12,674,005
Total Other Investment Company
(Cost $12,674,005)		12,674,005
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 1.1% of net assets

Time Deposits 1.1%
Australia & New Zealand Banking Group Ltd.
New Zealand Dollar
0.75%, 11/01/16 (e)	75,951	54,313
Bank of Montreal
Canadian Dollar
0.05%, 11/01/16 (e)	823,976	614,311
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
BNP Paribas
Hong Kong Dollar
0.01%, 11/01/16 (e)	425,213	54,827
Brown Brothers Harriman
Australian Dollar
0.48%, 11/01/16 (e)	13,665	10,395
Danish Krone
(0.50%), 11/01/16 (e)	32,012	4,725
Euro
(0.57%), 11/01/16 (e)	12,598	13,829
Norwegian Krone
0.09%, 11/01/16 (e)	86,107	10,422
Swedish Krone
(1.05%), 11/01/16 (e)	76,901	8,514
Swiss Franc
(1.45%), 11/01/16 (e)	19,351	19,555
ING Bank
Singapore Dollar
0.01%, 11/01/16 (e)	78,977	56,767
Sumitomo Mitsui Banking Corp.
Great British Pound
0.05%, 11/01/16 (e)	464,913	569,054
Japanese Yen
(0.42%), 11/01/16 (e)	4,013,296	38,269
U.S. Dollar
0.15%, 11/01/16 (e)	3,587,443	3,587,443
Total Short-Term Investments
(Cost $5,042,424)		5,042,424

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $445,714,319 and the unrealized appreciation and depreciation were $71,389,818 and ($31,150,728), respectively, with a net unrealized appreciation of $40,239,090.
At 10/31/16, the values of certain foreign securities held by the fund aggregating $403,895,175 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial 2(a) for additional information)
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $11,642,227.
(b)	Illiquid security. At the period end, the value of these amounted to $24,889 or 0.0% of net assets.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,631,609 or 0.8% of net assets.
(d)	The rate shown is the 7-day yield.
(e)	The rate shown is the current daily overnight rate.
(f)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

46
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 12/16/16	80	6,662,800	(50,330)
47
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2016

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.csimfunds.com/schwabfunds_prospectus.

Holdings by Category		Cost ($)	Value ($)
85.6%	Common Stock	271,859,684	287,081,355
14.3%	Preferred Stock	38,095,111	48,115,382
0.3%	Short-Term Investments	981,984	981,984
100.2%	Total Investments	310,936,779	336,178,721
(0.2%)	Other Assets and Liabilities, Net		(584,508)
100.0%	Net Assets		335,594,213

Security	Number of Shares	Value ($)
Common Stock 85.6% of net assets

Brazil 8.7%
Banks 1.4%
Banco Bradesco S.A.	104,739	1,041,155
Banco do Brasil S.A.	396,215	3,635,695
		4,676,850
Capital Goods 0.1%
Embraer S.A.	83,451	448,366
Diversified Financials 0.2%
BM&F Bovespa S.A. - Bolsa de Valores Mercadorias e Futuros	98,733	581,510
Energy 2.8%
Petroleo Brasileiro S.A. *	1,382,458	8,073,000
Ultrapar Participacoes S.A.	51,514	1,167,296
		9,240,296
Food, Beverage & Tobacco 1.0%
Ambev S.A.	321,050	1,893,913
BRF S.A.	47,718	798,290
JBS S.A.	169,300	515,007
		3,207,210
Insurance 0.1%
Sul America S.A.	61,571	371,702
Materials 2.1%
Companhia Siderurgica Nacional S.A. *	271,616	913,896
Vale S.A. *	873,876	6,044,857
		6,958,753
Software & Services 0.1%
Cielo S.A.	38,545	391,246
Telecommunication Services 0.2%
Tim Participacoes S.A.	201,847	560,265
Transportation 0.1%
CCR S.A.	84,200	457,666
Utilities 0.6%
Centrais Eletricas Brasileiras S.A. *	125,916	934,903
Companhia de Saneamento Basico do Estado de Sao Paulo	66,910	706,412
CPFL Energia S.A.	63,861	484,559
		2,125,874
		29,019,738

Security	Number of Shares	Value ($)
Chile 0.6%
Energy 0.2%
Empresas Copec S.A.	59,044	593,296
Food & Staples Retailing 0.2%
Cencosud S.A.	182,283	594,244
Transportation 0.1%
Latam Airlines Group S.A. *	48,929	469,622
Utilities 0.1%
Enersis Americas S.A.	2,448,559	413,720
		2,070,882

China 15.0%
Automobiles & Components 0.1%
Dongfeng Motor Group Co., Ltd., Class H	328,000	341,867
Banks 6.0%
Agricultural Bank of China Ltd., Class H	2,768,600	1,164,669
Bank of China Ltd., Class H	8,614,234	3,860,202
Bank of Communications Co., Ltd., Class H	752,000	571,575
China CITIC Bank Corp., Ltd., Class H	631,000	406,951
China Construction Bank Corp., Class H	10,516,960	7,679,976
China Merchants Bank Co., Ltd., Class H	271,350	659,855
China Minsheng Banking Corp., Ltd., Class H	447,500	509,173
Industrial & Commercial Bank of China Ltd., Class H	8,768,172	5,263,001
		20,115,402
Capital Goods 0.4%
China Communications Construction Co., Ltd., Class H	384,322	422,006
China Railway Construction Corp., Ltd., Class H	208,000	260,005
China Railway Group Ltd., Class H	315,000	242,816
CITIC Ltd.	173,000	248,250
		1,173,077
Consumer Durables & Apparel 0.2%
Belle International Holdings Ltd.	859,000	518,735
Energy 3.7%
China Petroleum & Chemical Corp., Class H	6,915,400	5,001,220
China Shenhua Energy Co., Ltd., Class H	573,500	1,188,993
CNOOC Ltd.	2,632,075	3,311,871
Kunlun Energy Co., Ltd.	338,000	254,671
PetroChina Co., Ltd., Class H	3,670,000	2,511,143
		12,267,898
Food, Beverage & Tobacco 0.1%
China Resources Beer Holdings Co., Ltd. *	191,000	405,888

48
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Health Care Equipment & Services 0.1%
Sinopharm Group Co., Ltd., Class H	65,600	318,554
Insurance 0.6%
China Life Insurance Co., Ltd., Class H	246,000	609,030
China Pacific Insurance Group Co., Ltd., Class H	99,000	356,934
PICC Property & Casualty Co., Ltd., Class H	180,000	290,538
Ping An Insurance Group Co. of China Ltd., Class H	151,000	794,791
		2,051,293
Materials 0.3%
Anhui Conch Cement Co., Ltd., Class H	106,000	292,975
China National Building Material Co., Ltd., Class H	1,158,000	528,427
Jiangxi Copper Co., Ltd., Class H	286,000	337,618
		1,159,020
Real Estate 0.3%
China Evergrande Group	405,000	266,585
China Overseas Land & Investment Ltd.	170,000	521,881
China Resources Land Ltd.	110,000	273,189
		1,061,655
Software & Services 0.5%
Alibaba Group Holding Ltd. ADR *	4,049	411,743
Baidu, Inc. ADR *	2,355	416,505
Tencent Holdings Ltd.	30,600	810,971
		1,639,219
Technology Hardware & Equipment 0.1%
Lenovo Group Ltd.	738,000	472,750
Telecommunication Services 2.4%
China Mobile Ltd.	516,055	5,912,128
China Telecom Corp., Ltd., Class H	2,161,000	1,114,131
China Unicom (Hong Kong) Ltd.	977,056	1,147,076
		8,173,335
Utilities 0.2%
China Resources Power Holdings Co., Ltd.	220,000	372,759
Huaneng Power International, Inc., Class H	494,000	303,651
		676,410
		50,375,103

Colombia 0.4%
Banks 0.1%
Bancolombia S.A.	24,180	213,109
Energy 0.2%
Ecopetrol S.A. *	2,223,498	968,738
Materials 0.1%
Grupo Argos S.A.	40,969	265,698
		1,447,545

Czech Republic 0.2%
Utilities 0.2%
CEZ A/S	42,750	806,316

Security	Number of Shares	Value ($)
Greece 0.7%
Banks 0.3%
Alpha Bank AE *	174,938	299,121
National Bank of Greece S.A. *	1,848,688	378,093
Piraeus Bank S.A. *	1,535,886	254,002
		931,216
Consumer Services 0.2%
OPAP S.A.	69,151	589,792
Telecommunication Services 0.1%
Hellenic Telecommunications Organization S.A.	38,559	353,596
Utilities 0.1%
Public Power Corp. S.A. *	99,096	323,753
		2,198,357

Hungary 0.5%
Banks 0.2%
OTP Bank plc	26,109	731,682
Energy 0.3%
MOL Hungarian Oil & Gas plc	11,976	768,143
		1,499,825

India 4.0%
Automobiles & Components 0.4%
Mahindra & Mahindra Ltd.	19,047	375,822
Tata Motors Ltd.	115,610	922,171
Tata Motors Ltd., Class A	21,083	109,322
		1,407,315
Banks 0.6%
Housing Development Finance Corp., Ltd.	36,958	763,254
ICICI Bank Ltd.	157,414	654,753
State Bank of India	155,572	600,965
		2,018,972
Energy 1.7%
Bharat Petroleum Corp., Ltd.	45,717	459,001
Coal India Ltd.	80,627	393,275
Indian Oil Corp., Ltd.	144,384	700,705
Oil & Natural Gas Corp., Ltd.	313,146	1,353,717
Reliance Industries Ltd.	173,010	2,722,830
		5,629,528
Food, Beverage & Tobacco 0.1%
ITC Ltd.	96,440	349,196
Materials 0.3%
Hindalco Industries Ltd.	255,308	574,195
Tata Steel Ltd.	73,747	448,007
		1,022,202
Software & Services 0.5%
Infosys Ltd.	82,365	1,234,857
Tata Consultancy Services Ltd.	15,831	566,911
		1,801,768
Telecommunication Services 0.2%
Bharti Airtel Ltd.	131,137	626,245
Utilities 0.2%
NTPC Ltd.	217,566	492,265
		13,347,491

49
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Indonesia 1.4%
Automobiles & Components 0.4%
PT Astra International Tbk	1,745,200	1,101,060
Banks 0.4%
PT Bank Central Asia Tbk	341,500	406,025
PT Bank Mandiri (Persero) Tbk	547,200	482,000
PT Bank Rakyat Indonesia (Persero) Tbk	547,900	511,612
		1,399,637
Energy 0.1%
PT United Tractors Tbk	253,100	418,686
Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	1,224,963	338,248
Telecommunication Services 0.3%
PT Telekomunikasi Indonesia (Persero) Tbk	3,365,000	1,086,470
Utilities 0.1%
PT Perusahaan Gas Negara (Persero) Tbk	1,689,300	330,897
		4,674,998

Malaysia 1.7%
Banks 0.5%
CIMB Group Holdings Berhad	359,800	431,029
Malayan Banking Berhad	421,800	794,175
Public Bank Berhad	129,465	612,914
		1,838,118
Capital Goods 0.2%
Sime Darby Berhad	279,800	546,414
Consumer Services 0.1%
Genting Berhad	263,200	491,838
Materials 0.1%
Petronas Chemicals Group Berhad	214,700	358,260
Telecommunication Services 0.5%
Axiata Group Berhad	520,800	610,596
DiGi.com Berhad	251,200	301,200
Maxis Berhad	241,854	343,583
Telekom Malaysia Berhad	196,700	306,655
		1,562,034
Utilities 0.3%
Tenaga Nasional Berhad	284,200	971,497
		5,768,161

Mexico 2.9%
Banks 0.3%
Grupo Financiero Banorte S.A.B. de C.V., Class O	88,900	523,542
Grupo Financiero Santander Mexico S.A.B. de C.V., Class B	188,000	340,272
		863,814
Capital Goods 0.1%
Alfa S.A.B. de C.V., Class A	294,000	445,799
Food & Staples Retailing 0.3%
Wal-Mart de Mexico S.A.B. de C.V.	408,537	864,367
Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 0.5%
Coca-Cola Femsa S.A.B. de C.V., Series L	40,500	304,227
Fomento Economico Mexicano S.A.B. de C.V.	96,115	921,943
Grupo Bimbo S.A.B. de C.V., Series A	127,700	343,961
		1,570,131
Materials 0.8%
Cemex S.A.B. de C.V., Series CPO *	1,629,900	1,410,780
Grupo Mexico S.A.B. de C.V., Series B	373,536	920,352
Industrias Penoles S.A.B. de C.V.	21,240	515,116
		2,846,248
Media 0.2%
Grupo Televisa S.A.B., Series CPO	137,917	678,603
Telecommunication Services 0.7%
America Movil S.A.B. de C.V., Series L	3,554,119	2,354,244
		9,623,206

Peru 0.1%
Banks 0.1%
Credicorp Ltd.	2,870	426,712

Philippines 0.1%
Telecommunication Services 0.1%
PLDT, Inc.	12,710	401,106

Poland 1.9%
Banks 0.3%
Bank Pekao S.A.	10,969	338,548
Powszechna Kasa Oszczednosci Bank Polski S.A.	98,093	687,164
		1,025,712
Energy 0.6%
Polski Koncern Naftowy Orlen S.A.	89,614	1,775,463
Polskie Gornictwo Naftowe i Gazownictwo S.A.	238,182	304,923
		2,080,386
Insurance 0.2%
Powszechny Zaklad Ubezpieczen S.A.	74,464	517,024
Materials 0.4%
KGHM Polska Miedz S.A.	64,137	1,164,114
Telecommunication Services 0.1%
Orange Polska S.A.	317,708	453,600
Utilities 0.3%
PGE S.A.	225,745	591,474
Tauron Polska Energia S.A. *	634,825	428,977
		1,020,451
		6,261,287

Republic of Korea 15.6%
Automobiles & Components 2.0%
Hankook Tire Co., Ltd.	7,591	364,528
Hyundai Mobis Co., Ltd.	7,449	1,776,648
Hyundai Motor Co.	23,535	2,873,374
Kia Motors Corp.	49,391	1,753,811
		6,768,361
Banks 1.2%
Hana Financial Group, Inc.	31,207	892,588
Industrial Bank Of Korea	32,674	376,114

50
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
KB Financial Group, Inc.	31,800	1,177,134
Shinhan Financial Group Co., Ltd.	44,379	1,697,682
		4,143,518
Capital Goods 1.3%
CJ Corp.	1,525	232,173
Daelim Industrial Co., Ltd.	4,681	333,582
Hyundai Engineering & Construction Co., Ltd.	13,440	485,461
Hyundai Heavy Industries Co., Ltd. *	13,782	1,747,837
LG Corp.	10,383	555,243
LG International Corp.	9,456	229,797
Samsung Heavy Industries Co., Ltd. *	55,418	470,971
SK Networks Co., Ltd.	80,739	458,866
		4,513,930
Consumer Durables & Apparel 0.4%
LG Electronics, Inc.	31,678	1,320,571
Energy 0.9%
GS Holdings Corp.	8,860	394,169
S-Oil Corp.	8,178	558,865
SK Innovation Co., Ltd.	16,572	2,181,443
		3,134,477
Food & Staples Retailing 0.2%
E-Mart, Inc.	3,511	497,860
Food, Beverage & Tobacco 0.2%
KT&G Corp.	7,093	699,583
Insurance 0.3%
Samsung Fire & Marine Insurance Co., Ltd.	2,113	537,549
Samsung Life Insurance Co., Ltd.	5,363	517,529
		1,055,078
Materials 1.9%
Hyundai Steel Co.	12,482	537,848
LG Chem Ltd.	5,508	1,183,008
Lotte Chemical Corp.	1,983	498,233
POSCO	20,698	4,306,683
		6,525,772
Retailing 0.1%
Lotte Shopping Co., Ltd.	1,921	383,287
Semiconductors & Semiconductor Equipment 0.6%
SK Hynix, Inc.	51,882	1,855,644
Technology Hardware & Equipment 5.7%
LG Display Co., Ltd.	60,870	1,455,379
Samsung Electro-Mechanics Co., Ltd.	9,926	407,481
Samsung Electronics Co., Ltd.	11,785	16,856,417
Samsung SDI Co., Ltd.	4,355	358,444
		19,077,721
Telecommunication Services 0.1%
LG Uplus Corp.	37,489	386,369
Transportation 0.2%
Hyundai Glovis Co., Ltd.	1,594	241,285
Korean Air Lines Co., Ltd. *	10,541	294,654
		535,939
Utilities 0.5%
Korea Electric Power Corp.	26,920	1,164,576
Korea Gas Corp.	9,304	376,057
		1,540,633
		52,438,743

Security	Number of Shares	Value ($)
Russia 11.3%
Banks 0.5%
Sberbank of Russia PJSC *	646,260	1,502,474
VTB Bank PJSC *	170,000,000	181,730
		1,684,204
Energy 8.9%
Gazprom PJSC *	4,370,370	9,570,507
Gazprom PJSC ADR	878,000	3,785,829
Lukoil PJSC	204,336	9,990,995
NovaTek OJSC *	90,010	938,130
Rosneft PJSC *	153,700	842,788
Surgutneftegas OJSC	7,083,005	3,018,040
Tatneft PJSC *	320,540	1,794,787
		29,941,076
Food & Staples Retailing 0.2%
Magnit PJSC *	4,214	706,529
Materials 0.4%
MMC Norilsk Nickel PJSC *	9,320	1,373,570
Telecommunication Services 0.8%
Mobile TeleSystems PJSC *	324,742	1,144,770
Rostelecom PJSC *	410,480	511,536
Sistema JSFC *	3,153,400	958,684
		2,614,990
Transportation 0.4%
Aeroflot Russian Airlines PJSC *	409,600	839,534
Globaltrans Investment plc GDR - Reg'd	82,325	399,276
		1,238,810
Utilities 0.1%
Rosseti PJSC *	1	—
RusHydro PJSC	40,687,000	510,134
		510,134
		38,069,313

South Africa 6.2%
Banks 0.8%
Barclays Africa Group Ltd.	48,355	561,133
Nedbank Group Ltd.	28,429	465,355
Standard Bank Group Ltd.	164,981	1,751,320
		2,777,808
Capital Goods 0.3%
Barloworld Ltd.	82,856	535,182
The Bidvest Group Ltd.	46,228	574,345
		1,109,527
Consumer Durables & Apparel 0.2%
Steinhoff International Holdings N.V.	92,154	497,140
Diversified Financials 0.3%
African Bank Investments Ltd. *(a)(c)	319,000	—
FirstRand Ltd.	252,552	905,592
		905,592
Energy 0.9%
Sasol Ltd.	114,014	3,148,495
Food & Staples Retailing 0.3%
Bid Corp., Ltd.	17,852	313,490
Shoprite Holdings Ltd.	51,459	759,403
		1,072,893
Food, Beverage & Tobacco 0.2%
Tiger Brands Ltd.	16,371	466,187
Health Care Equipment & Services 0.1%
Netcare Ltd.	124,906	320,768

51
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Insurance 0.2%
Sanlam Ltd.	128,213	621,025
Materials 1.2%
AngloGold Ashanti Ltd. *	65,699	894,537
Gold Fields Ltd.	207,169	854,421
Impala Platinum Holdings Ltd. *	206,862	835,857
Kumba Iron Ore Ltd. *	111,689	1,137,405
Sappi Ltd. *	62,922	349,988
		4,072,208
Media 0.2%
Naspers Ltd., N Shares	4,043	677,123
Retailing 0.3%
Imperial Holdings Ltd.	54,240	685,089
Woolworths Holdings Ltd.	62,372	361,229
		1,046,318
Telecommunication Services 1.2%
MTN Group Ltd.	376,011	3,247,733
Telkom SA SOC Ltd.	92,597	426,825
Vodacom Group Ltd.	34,442	371,593
		4,046,151
		20,761,235

Taiwan 11.5%
Automobiles & Components 0.1%
Cheng Shin Rubber Industry Co., Ltd.	162,000	329,600
Banks 0.3%
CTBC Financial Holding Co., Ltd.	879,201	472,828
Mega Financial Holding Co., Ltd.	632,340	432,321
		905,149
Capital Goods 0.3%
Far Eastern New Century Corp.	653,817	505,886
Walsin Lihwa Corp.	1,085,000	379,579
		885,465
Consumer Durables & Apparel 0.1%
Pou Chen Corp.	296,267	399,745
Diversified Financials 0.1%
Fubon Financial Holding Co., Ltd.	305,674	432,500
Energy 0.2%
Formosa Petrochemical Corp.	185,330	618,794
Food, Beverage & Tobacco 0.2%
Uni-President Enterprises Corp.	338,678	654,342
Insurance 0.1%
Cathay Financial Holding Co., Ltd.	342,599	443,384
Materials 1.5%
China Steel Corp.	1,574,198	1,136,992
Formosa Chemicals & Fibre Corp.	442,442	1,313,612
Formosa Plastics Corp.	403,732	1,091,026
Nan Ya Plastics Corp.	474,622	985,659
Taiwan Cement Corp.	517,299	619,606
		5,146,895
Retailing 0.1%
Hotai Motor Co., Ltd.	27,000	313,634
Semiconductors & Semiconductor Equipment 2.5%
Advanced Semiconductor Engineering, Inc.	532,094	625,199
MediaTek, Inc.	132,138	1,001,593
Taiwan Semiconductor Manufacturing Co., Ltd.	1,017,103	6,103,993
United Microelectronics Corp.	2,165,965	806,181
		8,536,966
Security	Number of Shares	Value ($)
Technology Hardware & Equipment 5.4%
Acer, Inc. *	1,478,496	677,487
Asustek Computer, Inc.	139,041	1,217,202
AU Optronics Corp.	3,066,800	1,164,828
Catcher Technology Co., Ltd.	33,000	258,322
Compal Electronics, Inc.	1,738,305	1,033,625
Delta Electronics, Inc.	141,590	745,411
Foxconn Technology Co., Ltd.	126,317	366,169
Hon Hai Precision Industry Co., Ltd.	2,130,466	5,754,733
HTC Corp. *	334,473	976,962
Innolux Corp.	3,388,357	1,140,615
Inventec Corp.	589,639	460,349
Lite-On Technology Corp.	441,167	632,457
Pegatron Corp.	291,264	784,309
Quanta Computer, Inc.	494,500	1,000,358
Synnex Technology International Corp.	412,850	439,873
Wistron Corp.	1,165,653	878,312
WPG Holdings Ltd.	414,000	484,611
		18,015,623
Telecommunication Services 0.6%
Chunghwa Telecom Co., Ltd.	373,906	1,280,315
Far EasTone Telecommunications Co., Ltd.	134,622	318,127
Taiwan Mobile Co., Ltd.	107,334	375,545
		1,973,987
		38,656,084

Thailand 1.5%
Banks 0.2%
Kasikornbank PCL	66,700	327,487
The Siam Commercial Bank PCL	102,000	418,230
		745,717
Energy 0.9%
PTT Exploration & Production PCL	253,300	602,535
PTT PCL	199,087	1,968,258
Thai Oil PCL	192,500	385,028
		2,955,821
Materials 0.3%
PTT Global Chemical PCL	349,800	599,700
The Siam Cement PCL - Reg'd	20,000	288,010
		887,710
Telecommunication Services 0.1%
Advanced Info Service PCL - Reg'd	96,975	425,335
		5,014,583

Turkey 1.2%
Banks 0.6%
Akbank T.A.S.	208,022	556,700
Turkiye Garanti Bankasi A/S	234,502	638,112
Turkiye Halk Bankasi A/S	107,263	326,217
Turkiye Is Bankasi, Class C	243,101	394,740
		1,915,769
Capital Goods 0.2%
KOC Holding A/S	126,215	526,451
Diversified Financials 0.1%
Haci Omer Sabanci Holding A/S	141,951	429,225
Energy 0.1%
Tupras-Turkiye Petrol Rafinerileri A/S	23,201	473,159
Materials 0.1%
Eregli Demir ve Celik Fabrikalari TAS	197,836	268,998

52
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

Security	Number of Shares	Value ($)
Telecommunication Services 0.1%
Turkcell Iletisim Hizmetleri A/S *	121,023	390,238
		4,003,840

United Arab Emirates 0.1%
Telecommunication Services 0.1%
Emirates Telecommunications Group Co. PJSC	42,263	216,830
Total Common Stock
(Cost $271,859,684)		287,081,355

Preferred Stock 14.3% of net assets

Brazil 12.1%
Banks 3.4%
Banco Bradesco S.A.	406,816	4,261,882
Itau Unibanco Holding S.A.	529,285	6,367,339
Itausa - Investimentos Itau S.A.	260,703	771,001
		11,400,222
Energy 3.6%
Petroleo Brasileiro S.A. *	2,182,154	12,093,454
Food & Staples Retailing 0.3%
Compania Brasileira de Distribuicao Grupo Pao de Acucar	49,115	938,601
Materials 3.6%
Gerdau S.A.	682,206	2,355,235
Metalurgica Gerdau S.A. *	1,237,777	1,841,930
Vale S.A. *	1,245,128	8,047,303
		12,244,468
Telecommunication Services 0.3%
Telefonica Brasil S.A.	68,072	984,826
Utilities 0.9%
Centrais Eletricas Brasileiras S.A., Class B *	95,220	815,873
Companhia Energetica de Minas Gerais	573,908	1,753,008
Companhia Paranaense de Energia-Copel	42,244	483,715
		3,052,596
		40,714,167

Colombia 0.1%
Banks 0.1%
Bancolombia S.A.	42,863	406,851

Republic of Korea 1.0%
Automobiles & Components 0.3%
Hyundai Motor Co., Ltd.	3,766	314,489
Hyundai Motor Co., Ltd. 2nd	6,321	554,859
		869,348
Materials 0.0%
LG Chem Ltd.	988	155,109
Technology Hardware & Equipment 0.7%
Samsung Electronics Co., Ltd.	2,060	2,368,525
		3,392,982

Security	Number of Shares	Value ($)
Russia 1.1%
Energy 1.1%
AK Transneft OAO *	1,216	2,915,274
Surgutneftegas	1,514,100	686,108
		3,601,382
Total Preferred Stock
(Cost $38,095,111)		48,115,382
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.3% of net assets

Time Deposits 0.3%
BNP Paribas
Hong Kong Dollar
0.01%, 11/01/16 (b)	182,500	23,532
Brown Brothers Harriman
South African Rand
6.30%, 11/01/16 (b)	105,381	7,815
Euro
(0.57%), 11/01/16 (b)	16,179	17,760
Singapore Dollar
0.01%, 11/01/16 (b)	948	681
Sumitomo Mitsui Banking Corp.
U.S .Dollar
0.15%, 11/01/16 (b)	932,196	932,196
Total Short-Term Investments
(Cost $981,984)		981,984

End of Investments.

At 10/31/16, the tax basis cost of the fund's investments was $337,566,469 and the unrealized appreciation and depreciation were $28,923,173 and ($30,310,921), respectively, with a net unrealized depreciation of ($1,387,748).
At 10/31/16, the values of certain foreign securities held by the fund aggregating $206,358,264 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information)
*	Non-income producing security.
(a)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(b)	The rate shown is the current daily overnight rate.
(c)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
Reg'd —	Registered

53
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings as of October 31, 2016 (continued)

In addition to the above, the fund held the following at 10/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EMG MKT, e-mini, Long, expires 12/16/16	15	677,625	(12,533)
54
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

Schwab S&P 500 Index Fund

Schwab Small-Cap Index Fund

Schwab Total Stock Market Index Fund

Schwab International Index Fund

Schwab Fundamental US Large Company Index Fund

Schwab Fundamental US Small Company Index Fund

Schwab Fundamental International Large Company Index Fund

Schwab Fundamental International Small Company Index Fund

Schwab Fundamental Emerging Markets Large Company Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the portfolio holdings (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (nine of the funds constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and portfolio holdings (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 16, 2016

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	12/14/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	12/14/16

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	12/14/16